                                                AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                                        P R O S P E C T U S
                                            Class A, Class B, Class C and Class X Shares

                                                           March 1, 2004
                                                 ---------------------------------
                                                   ASAF INTERNATIONAL EQUITY FUND
                                            ASAF WILLIAM BLAIR INTERNATIONAL GROWTH FUND
                                                  ASAF PBHG SMALL-CAP GROWTH FUND
                                                  ASAF DEAM SMALL-CAP GROWTH FUND
                                                 ASAF GABELLI SMALL-CAP VALUE FUND
                                               ASAF GOLDMAN SACHS MID-CAP GROWTH FUND
                                              ASAF NEUBERGER BERMAN MID-CAP VALUE FUND
                                                    ASAF INVESCO TECHNOLOGY FUND
                                                 ASAF INVESCO HEALTH SCIENCES FUND
                                                   ASAF PROFUND MANAGED OTC FUND
                                                  ASAF MARSICO CAPITAL GROWTH FUND
                                            ASAF GOLDMAN SACHS CONCENTRATED GROWTH FUND
                                                     ASAF LARGE-CAP GROWTH FUND
                                                ASAF T. ROWE PRICE TAX MANAGED FUND
                                               ASAF SANFORD BERNSTEIN CORE VALUE FUND
                                           ASAF SANFORD BERNSTEIN MANAGED INDEX 500 FUND
                                                ASAF ALLIANCE GROWTH AND INCOME FUND
                                                  ASAF MFS GROWTH WITH INCOME FUND
                                                  ASAF INVESCO CAPITAL INCOME FUND
                                           ASAF AMERICAN CENTURY STRATEGIC BALANCED FUND
                                                ASAF FEDERATED HIGH YIELD BOND FUND
                                                 ASAF PIMCO TOTAL RETURN BOND FUND
                                                       ASAF MONEY MARKET FUND

----------------------------------------------------------------------
THESE  SECURITIES  HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE  SECURITIES  AND EXCHANGE  COMMISSION NOR HAS THE COMMISSION  PASSED
UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Company received an order from the Securities and Exchange  Commission  permitting its Investment  Manager,  subject to approval by its Board of Directors,  to change  sub-advisors of each Fund without  shareholder  approval.  For more  information,  please see this Prospectus under "Management of the Funds."

         Effective on or about April 12, 2004,  certain  changes will be made to the names of the Company and the Funds,  and to the share classes of the Funds offered,  as well as to certain  shareholder  policies and privileges,  in order to integrate the Company and the Funds with other funds in the Prudential mutual fund complex,  the  JennisonDryden  Funds and the Strategic  Partners Funds.
In this  connection,  effective on or about April 12, 2004,  the name of the Company  will be changed to Strategic  Partners  Mutual
Funds,  Inc. from American  Skandia Advisor Funds,  Inc.  Relatedly,  effective on or about April 12, 2004, each Fund's name will be changed as reflected below.

OLD NAME                                             NEW NAME
--------                                             --------

ASAF INTERNATIONAL EQUITY FUND                                NO CHANGE ON APRIL 12.  SUBJECT  TO  SHAREHOLDER  APPROVAL,  FUND WILL
                                                              MERGE INTO STRATEGIC  PARTNERS  INTERNATIONAL  GROWTH FUND ON OR ABOUT
                                                              MAY 3, 2004

ASAF WILLIAM BLAIR INTERNATIONAL GROWTH FUND         STRATEGIC PARTNERS INTERNATIONAL GROWTH FUND

ASAF PBHG SMALL-CAP GROWTH FUND                               STRATEGIC PARTNERS SMALL CAP GROWTH OPPORTUNITY FUND
ASAF DEAM SMALL-CAP GROWTH FUND                               STRATEGIC PARTNERS MANAGED SMALL CAP GROWTH FUND
ASAF GABELLI SMALL-CAP VALUE FUND                    STRATEGIC PARTNERS SMALL COMPANY FUND

ASAF GOLDMAN SACHS MID-CAP GROWTH FUND               STRATEGIC PARTNERS MID CAP GROWTH FUND

ASAF NEUBERGER BERMAN MID-CAP VALUE FUND    STRATEGIC PARTNERS RELATIVE VALUE FUND

ASAF INVESCO TECHNOLOGY FUND                         STRATEGIC PARTNERS TECHNOLOGY FUND

ASAF INVESCO HEALTH SCIENCES FUND           STRATEGIC PARTNERS HEALTH SCIENCES FUND

ASAF PROFUND MANAGED OTC FUND                        STRATEGIC PARTNERS MANAGED OTC FUND

ASAF MARSICO CAPITAL GROWTH FUND                     STRATEGIC PARTNERS CAPITAL GROWTH FUND

ASAF GOLDMAN SACHS CONCENTRATED GROWTH FUND          STRATEGIC PARTNERS CONCENTRATED GROWTH

ASAF LARGE-CAP GROWTH FUND                           STRATEGIC PARTNERS MANAGED LARGE CAP GROWTH FUND
ASAF T. ROWE PRICE TAX MANAGED FUND                           NO CHANGE ON APRIL 12.  SUBJECT  TO  SHAREHOLDER  APPROVAL,  FUND WILL
                                                              MERGE INTO STRATEGIC  PARTNERS  CAPITAL GROWTH FUND ON OR ABOUT MAY 3,
                                                              2004

ASAF SANFORD BERNSTEIN CORE VALUE FUND               STRATEGIC PARTNERS CORE VALUE FUND

ASAF SANFORD BERNSTEIN MANAGED INDEX 500 FUND        STRATEGIC PARTNERS MANAGED INDEX 500 FUND

ASAF ALLIANCE GROWTH AND INCOME FUND                 STRATEGIC PARTNERS EQUITY INCOME FUND

ASAF MFS GROWTH WITH INCOME FUND                     STRATEGIC PARTNERS GROWTH WITH INCOME FUND

ASAF INVESCO CAPITAL INCOME FUND                     STRATEGIC PARTNERS CAPITAL INCOME FUND

ASAF AMERICAN CENTURY STRATEGIC BALANCED             STRATEGIC PARTNERS BALANCED FUND
FUND
ASAF FEDERATED HIGH YIELD BOND FUND                  STRATEGIC PARTNERS HIGH YIELD BOND FUND

ASAF PIMCO TOTAL RETURN BOND FUND                    STRATEGIC PARTNERS BOND FUND

ASAF MONEY MARKET FUND                               STRATEGIC PARTNERS MONEY MARKET FUND

                                                   T A B L E O F C O N T E N T S
                                                   -----------------------------

RISK/RETURN SUMMARY

..........American  Skandia Advisor Funds,  Inc. (the "Company") is comprised of  twenty-three  investment  portfolios (the "Funds").
The Company is designed to provide a wide range of investment  options.  Each Fund has its own investment  goal and style (and, as a result,  its own level of risk). Some of the Funds offer potential for high returns with  correspondingly  higher risk, while others offer stable returns with  relatively  less risk. It is possible to lose money when investing even in the most  conservative  of the
Funds.  Investments  in the Funds  are not bank  deposits  and are not  insured  or  guaranteed  by the  Federal  Deposit  Insurance
Corporation or any other government agency.

         It is not  possible to provide an exact  measure of the risk to which a Fund is subject,  and a Fund's risk will vary based on the  securities  that it holds at a given  time.  Nonetheless,  based on each  Fund's  investment  style and the risks  typically associated  with that style,  it is possible to assess in a general manner the risks to which a fund will be subject.  The following discussion  highlights  the  investment  strategies  and risks of the Funds.  Additional  information  about each  Fund's  potential investments and its risks is included in this Prospectus under "Investment Programs of the Funds."

International Funds:

Fund:                         Investment Goal:               Primary Investments:
----                          ---------------                -------------------

International Equity Fund     Capital growth                 The Fund invests primarily in equity securities of foreign companies.

William Blair                 Capital growth                 The Fund invests primarily in equity securities of foreign
International Growth Fund                                    companies.

Principal Investment Strategies:
-------------------------------

The ASAF  International  Equity Fund will  invest,  under  normal  circumstances,  at least 80% of the value of its assets in equity securities.  The Fund seeks to meet its  investment  objective by investing  its total assets in a  diversified  portfolio of equity securities  of companies  located or  operating  in developed  non-U.S.  countries  and  emerging  markets of the world.  The equity securities will ordinarily be traded on a recognized foreign securities exchange or traded in a foreign  over-the-counter  market in the country where the issuer is  principally  based,  but may also be traded in other  countries  including the United  States.  The
Sub-advisor  intends  to  focus  on  companies  with an  above-average  potential  for  long-term  growth  and  attractive  relative valuations.  The Sub-advisor selects companies based on five key factors:  growth,  valuation,  management,  risk, and sentiment. In addition,  the  Sub-advisor  looks for companies with the following  characteristics:  (1) a  distinguishable  franchise on a local, regional or global  basis;  (2) a history of effective  management  demonstrated  by expanding  revenues  and earnings  growth;  (3)
prudent financial and accounting policies; and (4) an ability to capitalize on a changing business environment.

The Fund will  normally  allocate  assets among a variety of  countries,  regions and industry  sectors,  investing in at least five countries  outside of the United  States.  In  selecting  countries,  the  Sub-advisor  considers  such  factors as economic  growth prospects,  monetary and fiscal policies,  political stability,  currency trends and market liquidity. The Fund may invest up to 40%
of its total assets in any one country and up to 25% of its total assets in  securities of issuers  located and operating  primarily in emerging market countries.

The ASAF William Blair International  Growth Fund (to be renamed Strategic Partners  International  Growth Fund) will invest,  under normal  circumstances,  at least 80% of the value of its assets in  securities  of issuers that are  economically  tied to countries other than the United States. Equity securities include common stocks,  preferred stocks,  warrants and securities  convertible into or  exchangeable  for common or preferred  stocks.  The Fund has the  flexibility  to invest on a worldwide  basis in companies  and organizations  of any size,  regardless  of country of  organization  or place of principal  business  activity.  The Fund  normally invests primarily in securities of issuers from at least five different  countries,  excluding the United States.  Although the Fund intends to invest  substantially  all of its assets in issuers  located  outside the United  States,  it may at times invest in U.S.
issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

The Fund  invests  primarily  in  companies  selected for their growth  potential.  The  Sub-advisor  generally  takes a "bottom up"
approach to choosing  investments  for the Fund.  In other  words,  the  Sub-advisor  seeks to identify  individual  companies  with earnings  growth  potential  that may not be recognized  by the market at large,  regardless of where the companies are organized or where they primarily  conduct  business.  Although themes may emerge in the Fund,  securities are generally  selected without regard to any defined allocation among countries, geographic regions or industry sectors, or other similar selection procedure.

Principal Risks:
---------------

o........All of the  international  funds are equity  funds,  and the primary risk of each is that the value of the stocks they hold will decline.  Stocks can decline for many reasons,  including reasons related to the particular company, the industry of which it is a part, or the securities markets generally.

o        The level of risk of the  international  funds will  generally be higher than the level of risk  associated  with  domestic equity funds.  Foreign  investments  involve risks such as fluctuations  in currency  exchange  rates,  unstable  political and economic  structures,  reduced  availability of information,  and lack of uniform financial reporting and regulatory  practices such as those that apply to U.S.  issuers.  While none of the  international  funds invest  primarily  in companies  located in developing countries,  each may invest in those companies to some degree, and investment in developing countries may accentuate the risks of foreign investing.

Capital Growth Funds:

Fund:                         Investment Goal:               Primary Investments:
----                          ---------------                -------------------

PBHG Small-Cap Growth Fund    Capital growth                 The Fund invests primarily in common stocks of small
                                                             capitalization U.S. companies.

DeAM Small-Cap Growth Fund    Maximum capital growth         The Fund invests primarily in equity securities of small
                                                             capitalization companies included in the Russell 2000(R)Growth
                                                             Index.

Gabelli Small-Cap Value       Long-term capital growth       The Fund invests primarily in stocks and equity-related
Fund                                                         securities of small capitalization U.S. companies that appear to be undervalued.

Goldman Sachs Mid-Cap         Long-term capital growth       The Fund invests primarily in equity securities of
Growth Fund                                                  medium-sized companies.

Neuberger Berman              Capital growth                 The Fund invests primarily in common stocks of medium
Mid-Cap Value Fund                                           capitalization companies.

INVESCO Technology Fund       Capital growth                 The Fund invests primarily in equity securities of companies engaged in technology-related industries.

INVESCO Health Sciences       Growth                         The Fund invests primarily in the equity securities of
Fund                                                         companies that develop, produce or distribute products or
                                                             services related to health care.

ProFund Managed OTC Fund      Provide investment             The Fund invests in equity securities and/or financial
                              results, before fees and       instruments that, in combination, should have similar daily
                              expenses, that correspond      price return characteristics as one and one-quarter times
                              to one and one-quarter         (125%) the NASDAQ-100.  The Fund will utilize financial
                              times (125%) the daily         instruments, such as futures contracts and options, to create
                              performance of the             leverage and may use sampling techniques in seeking its
                              NASDAQ-100 Index               investment objective.

Marsico Capital Growth Fund   Capital growth                 The Fund invests primarily in common stocks, with the
                                                             majority of the Fund's assets in large-cap stocks.
Goldman Sachs Concentrated    Capital growth                 The Fund invests primarily in equity securities of
Growth Fund                                                  approximately 30-45 large-cap companies.

Large-Cap Growth Fund         Maximum capital growth         The Fund invests primarily in equity securities of large
                                                             capitalization companies included in the Russell 1000(R)Growth
                                                             Index

T. Rowe Price Tax Managed     Long-term capital              The Fund invests primarily in large-capitalization stocks
Fund                          appreciation on an             selected mainly from the 1,000 largest U.S. companies
                              after-tax basis

Sanford Bernstein Core        Long-term capital growth       The Fund invests primarily in common stocks of large
Value Fund                                                   capitalization companies that appear to be undervalued.

Principal Investment Strategies:
-------------------------------

The ASAF PBHG Small-Cap Growth Fund (to be renamed Strategic Partners Small Cap Growth  Opportunity Fund) will invest,  under normal circumstances,  at least 80% of the value of its assets in small  capitalization  companies.  For purposes of the Fund,  small-sized companies are those that have market  capitalizations  similar to the market  capitalizations  of the companies in the Russell 2000(R)
Growth Index at the time of the Fund's  investment.  The size of the  companies  in the Russell  2000(R)Growth Index will change with market  conditions.  The Sub-Advisor  uses its own  fundamental  research,  computer  models and  proprietary  measures of growth in determining  which  stocks to select for the Fund.  The  Sub-Advisor's  investment  strategy  seeks to identify  stocks of companies which have  strong  business  momentum,  earnings  growth,  superior  management  teams as well as stocks of those  companies  whose earnings growth  potential may not be currently  recognized by the market and whose stock may be considered to be underpriced  using various financial measurements employed by the sub-advisor, such as price-to-earnings ratios.

The ASAF DeAM  Small-Cap  Growth Fund (to be renamed  Strategic  Partners  Managed Small Cap Growth Fund) will invest,  under normal circumstances,  at least  80% of the  value of its  assets  in small  capitalization  companies.  The Fund  pursues  its  investment objective by normally  investing  primarily in the equity securities of small-sized  companies  included in the Russell 2000(R)Growth
Index.  Equity  securities  include common stocks and  securities  convertible  into or  exchangeable  for common stocks,  including warrants and rights.  The Sub-advisor  employs an investment  strategy that seeks to maintain a portfolio of equity securities which approximates  the market risk of those stocks  included in the Russell 2000(R)Growth Index,  but which  outperforms the Russell 2000(R)
Growth Index  through  active stock  selection.  The Russell 2000(R)Growth Index is a market  capitalization  index that measures the performance  of  small-sized  companies  with  above  average  growth  prospects.  As of  December  31,  2003,  the  average  market capitalization  of the companies in the Russell 2000(R)Growth Index was $579 million and the median  market  capitalization  was $461 million.  The size of the  companies in the Russell  2000(R)Growth Index will change with market  conditions.  The targeted  tracking error of this Fund is 4% with a normal  deviation  of +/- 1%. It is  possible  that the  deviation  may be higher.  For  purposes of this Fund, the strategy of attempting to correlate a stock  portfolio's  market risk with that of a particular  index,  in this case the Russell 2000(R)Growth  Index,  while  improving  upon the return of the same index through  active stock  selection,  is called a
"managed alpha" strategy.

The Sub-advisor  considers a number of factors in determining  whether to invest in a growth stock,  including earnings growth rate, analysts'  estimates of future  earnings and  industry-relative  price  multiples.  Other  factors are net income growth versus cash flow growth as well as earnings and price  momentum.  In the selection of  investments,  long-term  capital  appreciation  will take precedence  over short range market  fluctuations.  However,  the Fund may  occasionally  make  investments  for short-term  capital appreciation.  Current income will not be a significant factor in selecting investments.

The  ASAF  Gabelli  Small-Cap  Value  Fund (to be  renamed  Strategic  Partners  Small  Company  Fund)  will  invest,  under  normal circumstances,  at least  80% of the  value of its  assets in small  capitalization  companies.  The Fund  generally  defines  small capitalization  stocks as stocks of  companies  with a  capitalization  of $1.5  billion or less.  Reflecting  a value  approach  to investing,  the Fund will seek the stocks of companies  whose current stock prices do not appear to reflect their  underlying  value as measured by assets,  earnings,  cash flow or business  franchises.  The Sub-advisor's  research team seeks to identify  companies that appear to be  undervalued  by various  measures,  and may be  temporarily  out of favor,  but have good  prospects  for capital appreciation.  In selecting investments, the Sub-advisor generally looks to the following:

         (1) Low  price/earnings,  price/book  value or total  capitalization/cash  flow ratios relative to the S&P 500(R)Index,  the company's peers, or its own historic norm.

         (2) Low stock price relative to a company's underlying asset values.

         (3) A sound balance sheet and other positive financial characteristics.

The Sub-advisor then determines  whether there is an emerging  catalyst that will focus investor  attention on the underlying assets of the company,  such as takeover efforts, a change in management,  or a plan to improve the business through restructuring or other means.  The Fund may sell securities for a variety of reasons,  such as to secure gains,  limit losses or re-deploy assets into more promising  opportunities.  The Fund will not sell a stock just  because  the company  has grown to a market  capitalization  of more than $1.5 billion, and it may on occasion purchase companies with a market cap above $1.5 billion.

The ASAF Goldman  Sachs  Mid-Cap  Growth Fund (to be renamed  Strategic  Partners  Mid Cap Growth  Fund) will  invest,  under normal circumstances,  at least 80% of the value of its assets in medium  capitalization  companies.  The Fund  pursues  its  objective  by investing  primarily in equity securities  selected for their growth potential.  Equity securities include common stocks,  preferred stocks,  warrants  and  securities  convertible  into or  exchangeable  for common or  preferred  stocks.  For purposes of the Fund, medium-sized  companies  are those  whose  market  capitalizations  (measured  at the time of  investment)  fall within the range of companies in the  Standard &Poor's  MidCap 400 Index (the "S&P 400").  The  Sub-advisor  generally  takes a "bottom up" approach to choosing  investments for the Fund. In other words,  the  Sub-advisor  seeks to identify  individual  companies with earnings growth potential that may not be recognized by the market at large.  The  Sub-advisor  makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

The ASAF  Neuberger  Berman Mid-Cap Value Fund (to be renamed  Strategic  Partners  Relative  Value Fund) will invest,  under normal circumstances,  at least  80% of the  value  of its  assets  in  medium  capitalization  companies.  Companies  with  equity  market capitalizations  that fall within the range of the Russell Midcap(R)Index at the time of investment are considered  mid-cap companies for  purposes  of the Fund.  Some of the Fund's  assets may be invested  in the  securities  of  large-cap  companies  as well as in small-cap companies.  The Fund seeks to reduce risk by diversifying among many companies and industries.

Under the Fund's  value-oriented  investment  approach,  the  Sub-advisor  looks for  well-managed  companies whose stock prices are undervalued  and that may rise in price when other investors  realize their worth.  Factors that the Sub-advisor may use to identify these companies include strong fundamentals,  such as a low price-to-earnings  ratio, consistent cash flow, and a sound track record through all phases of the market cycle.  The  Sub-advisor  may also look for other  characteristics  in a company,  such as a strong position relative to competitors,  a high level of stock ownership among  management,  or a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

The Sub-advisor  generally  considers selling a stock when it reaches a target price, when it fails to perform as expected,  or when other opportunities appear more attractive.

The ASAF INVESCO  Technology Fund (to be renamed Strategic Partners  Technology Fund) will invest,  under normal  circumstances,  at least 80% of the value of its assets in securities issued by companies engaged in  technology-related  industries.  These industries include, but are not limited to, applied technology,  biotechnology,  communications,  computers,  video, electronics,  Internet, IT services and consulting,  oceanography,  office and factory  automation,  networking,  robotics,  and video. A portion of the Fund's assets  may be  invested  outside of this  sector.  The  Sub-advisor  uses a  bottom-up  approach  to create  the Fund's  investment portfolio,  focusing on company  fundamentals  and growth  prospects  when selecting  securities.  In general,  the Fund  emphasizes strongly  managed  companies  that the  Sub-advisor  believes  will generate  above-average  growth rates for the next three to five years.  The  Sub-advisor  prefers  markets and  industries  where  leadership is in a few hands,  and tends to avoid  slower-growing markets or industries.

A core portion of the Fund's  portfolio is invested in  market-leading  technology  companies  that the  Sub-advisor  believes  will maintain or improve their market share regardless of overall  economic  conditions.  These companies are usually large,  established firms that are leaders in their field and have a strategic  advantage  over many of their  competitors.  The remainder of the Fund's portfolio consists of faster-growing,  more volatile  technology  companies that the Sub-advisor  believes to be emerging leaders in their fields.

The ASAF  INVESCO  Health  Sciences  Fund (to be renamed  Strategic  Partners  Health  Sciences  Fund)  will  invest,  under  normal circumstances,  at least 80% of the value of its assets in the securities of companies that develop,  produce or distribute products or  services  related  to  health  care.  These  companies  include,  but  are  not  limited  to,  medical  equipment  or  supplies, pharmaceuticals,  health care  facilities,  and applied  research and  development  of new  products or  services.  A portion of the
Fund's assets is not required to be invested in the sector.  To determine  whether a potential  investment  is truly doing  business in a particular sector, a company must meet at least one of the following tests:

o        At least 50% of its gross income or its net sales must come from activities in the health sciences sector;
o        At least 50% of its assets must be devoted to producing revenues from the health sciences sector; or
o        Based on other available  information,  the Sub-advisor  determines that its primary business is within the health sciences sector.

The Fund is  aggressively  managed.  It primarily  invests in equity  securities  that the  Sub-advisor  believes will rise in price faster  than  other  securities,  as well as  options  and  other  investments  whose  values  are based  upon the  values of equity securities.  The Sub-advisor uses a "bottom up" investment approach to create the Fund's investment  portfolio,  focusing on company fundamentals and growth prospects when selecting  securities.  In general,  the Fund emphasizes  strongly managed companies that the
Sub-advisor  believes will generate  above-average  growth rates for the next three to five years.  The Sub-advisor  prefers markets and industries where leadership is in a few hands, and tends to avoid slower-growing markets or industries.

The ASAF ProFund Managed OTC Fund (to be renamed Strategic  Partners Managed OTC Fund) pursues its objective by investing  primarily in securities of companies  included in the NASDAQ-100 Index (the  "NASDAQ-100")  (or equity  securities that, in the  Sub-advisor's opinion,  should  simulate the daily movement of the  NASDAQ-100)  and leverage  techniques  using  financial  instruments,  such as futures  contracts,  options  and swaps  relating  to the  NASDAQ-100.  The Fund may also use  sampling  techniques  in seeking  its investment  objective.  The NASDAQ-100 is a modified  capitalization-weighted  index composed of the equity securities of 100 of the largest  non-financial  companies  listed on the National  Association  of  Securities  Dealers  Automated  Quotations  System.  The
Sub-advisor  will  attempt  to  consistently  use  leverage  to  increase  the Fund's  exposure  to 125% of the  NASDAQ-100.  If the
Sub-advisor  achieves this goal,  the value of the Fund's  shares will tend to increase on a daily basis,  before fees and expenses, by 125% of the value of any increase in the NASDAQ-100.  When the value of the NASDAQ-100  declines,  the value of the Fund's shares should also decrease on a daily basis by 125% of the value of any decrease in the Index (e.g.,  if the  NASDAQ-100  goes down by 5%, the  value of the  Fund's  shares  should go down by 6.25% on that  day).  The Fund does not seek to  provide  correlation  with its benchmark over a period of time other than daily because mathematical compounding prevents the Fund from achieving such results.

The Sub-advisor uses  quantitative  analysis  techniques to structure the Fund to obtain the highest  correlation to the NASDAQ-100, while  seeking to remain fully  invested in all market  environments.  While it is not expected  that the daily  performance  of the
Fund will deviate more than 1%, before fees and expenses,  from the Fund's goal of achieving  results  corresponding  to 125% of the daily return of the NASDAQ-100,  certain  factors may affect the Fund's ability to achieve this  correlation.  The Sub-advisor  will monitor the Fund on an ongoing basis, and make adjustments, as necessary, to minimize tracking error and to maximize liquidity.

The ASAF Marsico Capital Growth Fund (to be renamed  Strategic  Partners Capital Growth Fund) will pursue its objective by investing primarily in common  stocks.  The  Sub-advisor  expects that the majority of the Fund's assets will be invested in the common stocks of larger, more established companies.

In selecting  investments  for the Fund, the  Sub-advisor  uses an approach that combines "top down" economic  analysis with "bottom up" stock selection.  The "top-down"  approach takes into consideration such  macro-economic  factors as interest rates,  inflation, the regulatory  environment,  and the global competitive  landscape.  In addition, the Sub-advisor also examines such factors as the most attractive global investment  opportunities,  industry  consolidation,  and the  sustainability of economic trends. As a result of this "top down" analysis,  the Sub-advisor  identifies sectors,  industries and companies that should benefit from the trends the
Sub-advisor has observed.

The  Sub-advisor  then looks for  individual  companies with earnings  growth  potential that may not be recognized by the market at large. In determining  whether a particular  company may be a suitable  investment by the Fund, the Sub-advisor  focuses on a number of different  attributes,  including the company's  specific  market  expertise or dominance,  its franchise  durability and pricing power,  solid fundamentals  (e.g., a strong balance sheet,  improving returns on equity, and the ability to generate free cash flow, apparent use of conservative accounting standards,  and transparent financial disclosure),  strong and ethical management,  apparent commitment to shareholder  interests and reasonable  valuations in the context of projected  growth rates.  This is called bottom-up stock selection.

The ASAF  Goldman  Sachs  Concentrated  Growth Fund (to be renamed  Strategic  Partners  Concentrated  Growth  Fund) will pursue its objective by investing  primarily in equity  securities.  Equity securities  include common stocks,  preferred stocks,  warrants and securities  convertible into or exchangeable for common or preferred  stocks.  Investments will be in companies that the Sub-advisor believes have potential to achieve capital  appreciation over the long-term.  The Fund seeks to achieve its investment  objective by investing,  under normal  circumstances,  in  approximately  30-45 companies that are considered by the Sub-advisor to be positioned for long-term growth.

The ASAF  Large-Cap  Growth  Fund (to be renamed  Strategic  Partners  Managed  Large Cap Growth  Fund) will  invest,  under  normal circumstances,  at least  80% of the  value of its  assets  in large  capitalization  companies.  The Fund  pursues  its  investment objective by normally  investing  primarily in the equity  securities of large sized companies  included in the Russell 1000(R)Growth
Index.  Equity  securities  include common stocks and  securities  convertible  into or  exchangeable  for common stocks,  including warrants and rights.  The Russell  1000(R)Growth  Index is a market  capitalization  index that  measures the  performance  of large, established  companies  with above average growth  prospects.  As of December 31, 2003,  the average  market  capitalization  of the companies  in the  Russell  1000(R)Growth  Index  was  approximately  $13.47  billion  and  the  median  market  capitalization  was approximately $3.97 billion.  The size of the companies in the Russell 1000(R)Growth Index will change with market conditions.

The  Sub-advisor  follows a highly  disciplined  investment  selection and  management  process of  identifying  companies that show superior  absolute and relative  earnings  growth and also are  attractively  valued.  Earnings  predictability  and  confidence  in earnings  forecasts  are important  parts of the selection  process.  Current  income will not be a significant  factor in selecting investments.  The  Sub-adviser  considers  selling or reducing a stock position when, in the opinion of the  Sub-adviser,  the stock has experienced a fundamental  disappointment in earnings;  it has reached an  intermediate-term  price objective and its outlook no longer seems  sufficiently  promising;  a relatively  more  attractive  stock emerges;  or the stock has  experienced  adverse price movement

The ASAF T. Rowe Price Tax  Managed  Fund will  invest  primarily  in  large-capitalization  stocks  selected  mainly from the 1,000 largest U.S.  companies as measured by their  capitalization.  Stock selection is based on a combination of  fundamental,  bottom-up analysis and top-down  quantitative  strategies  that seek to identify  companies with superior  long-term  appreciation  prospects.
Generally  the  Sub-advisor  uses a growth  approach to stock  selection,  looking for  companies  with one or more of the following characteristics:  a demonstrated ability to consistently increase revenues, earnings, and cash flow; capable management;  attractive business niches; and a sustainable  competitive  advantage.  Valuation measures,  such as a company's  price/earnings ratio relative to the market and its own growth rate, are also considered.

Generally,  the Fund will limit  exposure to  high-yielding  stocks.  However,  the payment of dividends - even  higher-than-average dividends - does not disqualify a stock from  consideration for the Fund's portfolio.  The Fund seeks long-term  appreciation  while minimizing  taxable  distributions  of capital  gains and  dividends.  This  approach is intended to reduce the negative  effects of federal  taxation and may increase  after-tax  returns  compared with similar funds that do not make tax efficiency a primary focus.
To accomplish the Fund's goal of minimizing taxable  distributions,  the Sub-advisor will strive to avoid realizing capital gains by limiting  sales of  existing  holdings.  However,  gains may be  realized  when it is  believed  that the risk of holding a security outweighs  tax  considerations.  When  gains are  taken,  the  Sub-advisor  will  attempt  to offset  them with  losses  from  other securities.  This may be accomplished by selling certain securities at a loss and investing the proceeds in similar securities.

The ASAF  Sanford  Bernstein  Core Value Fund (to be renamed  Strategic  Partners  Core Value  Fund) will  pursue its  objective  by investing  primarily in common  stocks.  The  Sub-advisor  expects  that the  majority of the Fund's  assets will be invested in the common stocks of large companies that appear to be undervalued.  Among other things,  the Fund seeks to identify  compelling  buying opportunities  created when companies are  undervalued  on the basis of investor  reactions to near-term  problems or  circumstances even though their long-term prospects remain sound. The Sub-advisor's  investment  approach is value-based and price-driven,  and it relies on the  intensive  fundamental  research  of its  internal  research  staff to identify  these  buying  opportunities  in the marketplace.

Fund  investments are selected by the Sub-advisor  based upon a model  portfolio of 125-175 stocks  constructed by the  Sub-advisor.
In selecting  investments for the model portfolio,  the Sub-advisor  takes a "bottom-up"  approach.  In other words, the Sub-advisor seeks to identify  individual  companies  with earnings  growth  potential  that may not be  recognized by the market at large.  The
Sub-advisor  relates  present  value  of each  company's  forecasted  future  cash  flow to the  current  price  of its  stock.  The
Sub-advisor  ranks companies from the highest expected return to the lowest,  with the companies at the top of the ranking being the most undervalued.

Principal Risks:
---------------

All of the  capital  growth  funds are equity  funds,  and the  primary  risk of each is that the value of the stocks they hold will decline.  Stocks can decline for many reasons,  including reasons related to the particular  company,  the industry of which it is a part, or the securities markets generally.  These declines can be substantial.

The risk to which the capital  growth funds are subject  depends in part on the size of the companies in which the  particular  fund or  portfolio  invests.  Securities  of smaller  companies  tend to be  subject to more  abrupt and  erratic  price  movements  than securities of larger  companies,  in part because they may have limited  product  lines,  markets,  or financial  resources.  Market capitalization,  which is the total market value of a company's  outstanding  stock,  is often used to classify  companies  based on size.  Therefore,  the ASAF PBHG Small-Cap  Growth Fund, the ASAF DeAM Small-Cap  Growth Fund and the ASAF Gabelli  Small-Cap  Value
Fund can be expected to be subject to the highest  degree of risk  relative to the other  capital  growth  funds.  The ASAF  Goldman
Sachs Mid-Cap  Growth Fund,  and the ASAF  Neuberger  Berman Mid-Cap Value Fund can be expected to be subject to somewhat less risk, and the ASAF Alliance Growth Fund, the ASAF Marsico Capital Growth Fund, the ASAF Goldman Sachs  Concentrated  Growth Fund, the ASAF
Large-Cap  Growth Fund,  the ASAF T. Rowe Price Tax Managed Fund,  the ASAF Sanford  Bernstein Core Value Fund, and the ASAF ProFund
Managed OTC Fund to somewhat less risk than the mid-cap funds.  The ASAF ProFund Managed OTC Fund,  however,  will likely be subject to a greater level of risk than the average  large-cap  fund because the Fund seeks to magnify its  investment  results  relative to its benchmark  index and because of the  relatively  volatile  nature of the  securities  in which it will invest.  The Fund employs leverage and other investment techniques that may be considered aggressive.

The ASAF Gabelli  Small-Cap Value Fund, the ASAF Neuberger Berman Mid-Cap Value Fund and the ASAF Sanford  Bernstein Core Value Fund
take a value  approach to investing,  while the ASAF PBHG  Small-Cap  Growth Fund,  the ASAF DeAM  Small-Cap  Growth Fund,  the ASAF
Goldman Sachs Mid-Cap  Growth Fund,  the ASAF Alger All-Cap  Growth Fund,  the ASAF Marsico  Capital  Growth Fund,  the ASAF Goldman
Sachs  Concentrated  Growth Fund, the ASAF Large-Cap  Growth Fund, the ASAF ProFund  Managed OTC Fund and the ASAF T. Rowe Price Tax
Managed Fund take a growth  approach.  Value  stocks are  believed to be selling at prices lower than what they are actually  worth, while growth stocks are those of companies that are expected to grow at  above-average  rates. A fund investing  primarily in growth stocks will tend to be subject to more risk than a value fund, although this will not always be the case.

The ASAF Goldman  Sachs  Concentrated  Growth Fund and the ASAF ProFund  Managed OTC Fund are subject to an  additional  risk factor because they may be less diversified than most equity funds and,  therefore,  a single security's  increase or decrease in value may have a greater  impact on these Funds' share price and total return.  Because of this,  these Funds' share prices may be expected to fluctuate more than comparable  diversified  funds.  The ASAF ProFund Managed OTC Fund may also be exposed to technology  investment risk since many of the companies in the NASDAQ-100 Index are technology related companies.

The ASAF INVESCO  Technology  Fund and the ASAF INVESCO  Health  Sciences Fund are subject to additional  risk factors  because they concentrate  their  investments in specific market  sectors.  These  investments  could  experience  sharper price declines than the market as a whole when  conditions  are  unfavorable  for the  particular  sector.  Many of the  products  and  services  offered by companies  in the  technology  sector are  subject to rapid  obsolescence,  which may  reduce the value of the  securities  of those companies.  Many faster growing health care companies have limited  operating  histories and their  potential  profitability  may be dependent on regulatory approval of their products, which increases the volatility of these companies' securities prices.

Growth and Income Funds:

Fund:                        Investment Goal:               Primary Investments:
----                         ---------------                -------------------

Sanford Bernstein Managed     To outperform the S&P 500(R)   The Fund invests primarily in common stocks included in the
Index 500 Fund                Stock Index                    S&P 500(R).

Alliance Growth and Income   Long term capital  growth and  The Fund invests  primarily in common stocks that are believed to
Fund                         income                         be  selling  at  reasonable   valuations  in  relation  to  their
                                                            fundamental business prospects.

MFS Growth with Income Fund  Long-term  growth of  capital  The  Fund  invests   primarily  in  common   stocks  and  related
                             with  a  secondary  objective  securities.
                             to  seek  reasonable  current
                             income

INVESCO Capital Income Fund  Capital  growth  and  current  The  Fund  invests  primarily  in   dividend-paying   common  and
                             income                         preferred  stocks,  and  to  a  lesser  extent  in  fixed  income securities.

American Century Strategic   Capital  growth  and  current  The Fund  normally  invests  approximately  60% of its  assets in
Balanced Fund                income                         equity  securities  and the  remainder  in bonds and other  fixed income securities.

Principal Investment Strategies:
-------------------------------

The ASAF Sanford  Bernstein  Managed Index 500 Fund (to be renamed  Strategic  Partners  Managed Index 500 Fund) will invest,  under normal  circumstances,  at least 80% of its total assets in the  securities  included in the Standard &Poor's 500  Composite  Stock
Price Index (the "S&P 500(R)").  The Fund seeks to outperform the S&P 500(R)through stock selection  resulting in different  weightings of common stocks  relative to the index.  The S&P 500(R)is an index of 500 common  stocks,  most of which trade on the New York Stock
Exchange Inc. (the "NYSE").

In seeking to outperform  the S&P 500(R),  the  Sub-advisor  starts with a portfolio of stocks  representative  of the holdings of the index.  It then uses a set of  fundamental,  quantitative  criteria  that are designed to indicate  whether a particular  stock will predictably  perform  better or worse than the S&P 500(R).  Based on these  criteria,  the  Sub-advisor  determines  whether  the Fund should  over-weight,  under-weight or hold a neutral position in the stock relative to the proportion of the S&P 500(R)that the stock represents.  In addition,  the Sub-advisor may determine based on the quantitative  criteria that (1) certain S&P 500(R)stocks should not be held by the Fund in any amount,  and (2) certain  equity  securities  that are not included in the S&P 500(R)should be held by the Fund.  The Fund may invest up to 15% of its total assets in equity securities not included in the S&P 500(R).

While the Fund attempts to outperform the S&P 500(R), it is not expected that any  outperformance  will be substantial.  The Fund also may underperform the S&P 500(R)over short or extended periods.

The ASAF  Alliance  Growth and Income Fund (to be renamed  Strategic  Partners  Equity  Income Fund)  normally will invest in common stocks (and securities convertible into common stocks).

The Sub-advisor will take a value-oriented  approach,  in that it will try to keep the Fund's assets invested in securities that are selling  at  reasonable  valuations  in  relation  to their  fundamental  business  prospects.  In doing so, the Fund may forgo some opportunities for gains when, in the judgment of the Sub-advisor, they are too risky.

In seeking to achieve its objective,  the Fund invests  primarily in the equity  securities of U.S.  companies that the  Sub-advisor believes are  undervalued.  The  Sub-advisor  believes that,  over time,  stock prices (of companies in which the Fund invests) will come to reflect the companies'  intrinsic  economic values.  The Sub-advisor uses a disciplined  investment  process to evaluate the companies in its extensive  research  universe.  Through this  process,  the  Sub-advisor  seeks to identify the stocks of companies that offer the best combination of value and potential for price appreciation.

The ASAF MFS Growth with Income Fund (to be renamed  Strategic  Partners  Growth with Income Fund) will invest,  under normal market conditions,  at least 65% of its net  assets in  common  stocks  and  related  securities,  such as  preferred  stocks,  convertible securities and depositary  receipts.  The stocks in which the Fund invests  generally will pay dividends.  While the Fund may invest in companies of any size, the Fund generally focuses on companies with larger market  capitalizations  that the Sub-advisor believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow.

The  Sub-advisor  uses a "bottom up," as opposed to "top down,"  investment  style in managing the Fund.  This means that securities are selected based upon fundamental analysis of individual companies by the Sub-advisor.

The ASAF INVESCO  Capital  Income Fund (to be renamed  Strategic  Partners  Capital  Income Fund) seeks to achieve its  objective by investing in securities  that are expected to produce  relatively high levels of income and  consistent,  stable  returns.  The Fund normally  will invest at least 65% of its assets in  dividend-paying  common and preferred  stocks of domestic and foreign  issuers.
Equity securities include common stocks,  preferred stocks,  warrants and securities  convertible into or exchangeable for common or preferred stocks.

Up to 30% of the Fund's  assets may be invested  in equity  securities  that do not pay regular  dividends.  In  addition,  the Fund normally will have some portion of its assets  invested in debt  securities or convertible  bonds.  The Fund may invest up to 25% of its total assets in foreign  securities,  including  securities of issuers in countries  considered to be developing.  These foreign investments may serve to increase the overall risks of the Fund.

The Sub-advisor to the ASAF American Century  Strategic  Balanced Fund (to be renamed  Strategic  Partners Balanced Fund) intends to maintain  approximately  60% of the  Fund's  assets  in  equity  securities  and the  remainder  in bonds  and  other  fixed  income securities.  For the equity portion of the Fund, the Sub-advisor utilizes  quantitative  management techniques in a two-step process that draws heavily on computer  technology.  In the first step, the Sub-advisor  ranks stocks,  primarily the 1,500 largest publicly traded  companies in the United  States  (measured  by the value of their stock) from most  attractive  to least  attractive.  These rankings  are  determined  by using a computer  model that  combines  measures of a stock's  value as well as measures of its growth potential.  To  measure  value,  the  Sub-advisor  uses  ratios of stock  price to book value and stock  price to cash  flow,  among others. To measure growth,  the Sub-advisor uses the rate of growth in a company's  earnings and changes in its earnings  estimates, as well as other factors.

In the second step, the Sub-advisor uses a technique  called  portfolio  optimization.  In portfolio  optimization,  the Sub-advisor uses a computer to build a portfolio  of stocks from the ranking  described  above that it thinks will  provide the optimal  balance between risk and expected  return.  The goal is to create an equity  portfolio that provides  better returns than the S&P 500(R)Index without taking on significant additional risk.

The  fixed-income  portion of the Fund is invested  primarily  in a  diversified  portfolio  of  high-grade  government,  corporate, asset-backed  and  similar  securities  payable in U.S.  currency.  At least 80% of the  fixed-income  assets  will be  invested  in securities  that, at the time of purchase,  are rated within the three highest  categories  by a nationally  recognized  statistical rating  organization.  Up to 20% of the fixed-income  portion may be invested in securities rated in the fourth category,  and up to
15% may be invested in securities rated in the fifth category.

The  Sub-advisor  will adjust the weighted  average  portfolio  maturity in response to expected  changes in interest  rates.  Under normal market conditions, the weighted average maturity of the fixed income portion of the Fund will be in the 3-to 10-year range.

Principal Risks:
---------------

Both equity securities (e.g.,  stocks) and fixed income securities (e.g.,  bonds) can decline in value, and the primary risk of each of the growth and income funds and  portfolios is that the value of the  securities  they hold will  decline.  The degree of risk to which the growth and income funds are subject is likely to be somewhat less than a fund investing  exclusively  for capital  growth.
Nonetheless, the share prices of the growth and income funds can decline substantially.

The ASAF Sanford  Bernstein  Managed Index 500 Fund, the ASAF MFS Growth with Income Fund,  and the ASAF Alliance  Growth and Income
Fund invest primarily in equity securities.  The ASAF INVESCO Capital Income Fund invests primarily in equity  securities,  but will normally  invest some of its assets in fixed  income  securities.  The ASAF  American  Century  Strategic  Balanced  Fund  generally invests in both equity and fixed income  securities.  The values of equity  securities tend to fluctuate more widely than the values of fixed income  securities.  Therefore,  those growth and income  portfolios that invest primarily in equity securities will likely be subject to somewhat higher risk than those portfolios that invest in both equity and fixed income securities.

Each of the Funds that makes  significant  investments in fixed income  securities may invest to some degree in lower-quality  fixed income  securities,  which are  subject to greater  risk that the issuer may fail to make  interest  and  principal  payments on the securities when due. Each of these Funds generally  invests in  intermediate-  to long-term  fixed income  securities.  Fixed income securities with longer  maturities are generally subject to greater risk than fixed income  securities with shorter  maturities,  in that their values will fluctuate more in response to changes in market interest rates.

The ASAF American Century  Strategic  Balanced Fund generally takes a growth approach to investing in equity  securities,  while the other  growth  and  income  funds  take a value  approach.  Growth  stocks  are  those of  companies  that are  expected  to grow at above-average  rates,  while value  stocks are  believed to be selling at prices  lower than what they are  actually  worth.  A fund investing  primarily in growth  stocks will tend to be subject to more risk than a value fund,  although this will not always be the case.

Because the ASAF Sanford  Bernstein  Managed Index 500 Fund invests  primarily in equity  securities  included in the S&P 500(R),  and some of these  securities  do not  produce  income,  the Fund may be  subject  to a greater  level of risk than a fund that  invests primarily in income-producing securities.

Fixed Income Funds:

Fund:                        Investment Goal:               Primary Investments:
----                         ---------------                -------------------

Federated High Yield Bond    High current income            The  Fund  invests   primarily  in  lower-quality   fixed  income
Fund                                                        securities.

PIMCO Total Return Bond      Maximize     total    return,  The  Fund  invests  primarily  in  higher-quality   fixed  income
Fund                         consistent with  preservation  securities  of varying  maturities,  so that the Fund's  expected
                             of capital                     average duration will be from three to six years.

Money Market Fund            Maximize  current  income and  The   Fund   invests   in    high-quality,    short-term,    U.S.
                             maintain   high   levels   of  dollar-denominated instruments.
                             liquidity

Principal Investment Strategies:
-------------------------------

The ASAF  Federated  High Yield Bond Fund (to be renamed  Strategic  Partners  High  Yield  Bond  Fund) will  invest,  under  normal circumstances,  at least 80% of the value of its assets in corporate  fixed income  securities  that are BBB and below in Standard &
Poor's  rating or Baa and below in Moody's  rating.  The Fund will invest  primarily  in fixed income  securities  which may include
preferred  stocks,   convertible  securities,   bonds,   debentures,   notes,  equipment  lease  certificates  and  equipment  trust certificates.  There is no lower  limit on the rating of  securities  in which the Fund may  invest.  The Fund may  purchase or hold securities rated in the lowest rating category or securities in default.

Methods by which the Sub-advisor attempts to reduce the risks involved in lower-rated securities include:

         Credit  Research.  The  Sub-advisor  will  perform its own credit  analysis in addition to using rating  organizations  and other  sources,  and may have  discussions  with the  issuer's  management  or other  investment  analysts  regarding  issuers.  The
Sub-advisor's  credit analysis will consider the issuer's  financial  soundness,  its responsiveness to changing business and market conditions,  and its anticipated  cash flow and earnings.  In evaluating an issuer,  the Sub-advisor  places special emphasis on the estimated current value of the issuer's assets rather than their historical cost.

         Diversification.  The Sub-advisor invests in securities of many different issuers, industries, and economic sectors.

         Economic  Analysis.  The  Sub-advisor  will analyze  current  developments  and trends in the economy and in the  financial markets.

The ASAF PIMCO Total Return Bond Fund (to be renamed  Strategic  Partners  Bond Fund) will invest,  under normal  circumstances,  at least 80% of the value of its assets in fixed income securities.  Fixed income securities include:

         (1) securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;
         (2) corporate debt  securities of U.S. and non-U.S.  issuers,  including  convertible  securities and corporate  commercial paper;
         (3) mortgage and other asset-backed securities;
         (4) inflation-indexed bonds issued by both governments and corporations;
         (5) structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
         (6) delayed funding loans and revolving credit securities;
         (7) bank certificates of deposit, fixed time deposits and bankers' acceptances;
         (8) repurchase agreements and reverse repurchase agreements;
         (9) debt securities issued by state or local governments and their agencies and government-sponsored enterprises;
         (10) obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises; and
         (11) obligations of international agencies or supranational entities.

Fund holdings will be  concentrated  in areas of the bond market that the  Sub-advisor  believes to be  relatively  undervalued.  In selecting fixed income  securities,  the Sub-advisor uses economic  forecasting,  interest rate  anticipation,  credit and call risk analysis,  foreign currency  exchange rate  forecasting,  and other securities  selection  techniques.  The proportion of the Fund's assets  committed to investment in securities with  particular  characteristics  (such as maturity,  type and coupon rate) will vary based on the Sub-advisor's  outlook for the U.S. and foreign  economies,  the financial markets,  and other factors.  The management of duration is one of the fundamental tools used by the Sub-advisor.

The Fund will invest in fixed-income  securities of varying  maturities.  The average portfolio  duration of the Fund generally will vary within a three- to six-year  time frame based on the  Sub-advisor's  forecast for interest  rates.  The Fund can and  routinely does invest in certain complex fixed income  securities  (including  mortgage-backed  and  asset-backed  securities) and engage in a number of investment  practices  (including futures,  swaps and dollar rolls) that many other fixed income funds do not utilize. The
Fund may invest up to 10% of its assets in fixed income  securities  that are rated below  investment  grade ("junk  bonds") (or, if unrated, determined by the Sub-advisor to be of comparable quality).

The ASAF Money  Market Fund (to be renamed  Strategic  Partners  Money Market Fund) will invest in  high-quality,  short-term,  U.S.
dollar  denominated  corporate,  bank and  government  obligations.  Under the  regulatory  requirements  applicable to money market funds,  the Fund must maintain a weighted  average  portfolio  maturity of not more than 90 days and invest in securities  that have effective  maturities of not more than 397 days.  In addition,  the Fund will limit its  investments  to those  securities  that, in accordance with  guidelines  adopted by the Directors of the Company,  present minimal credit risks.  The Fund will not purchase any security (other than a United States Government security) unless:

         (1) if rated by only one nationally  recognized  statistical  rating  organization (such as Moody's and Standard &Poor's), such organization has rated it with the highest rating assigned to short-term debt securities;

         (2) if rated by more than one nationally  recognized  statistical rating  organization,  at least two rating  organizations have rated it with the highest rating assigned to short-term debt securities; or

         (3) it is not rated, but is determined to be of comparable quality in accordance with the guidelines noted above.

Principal Risks:
---------------

The  risk  of a  fund  investing  primarily  in  fixed  income  securities  is  determined  largely  by  the  quality  and  maturity characteristics  of its portfolio  securities.  Lower-quality  fixed income  securities are subject to greater risk that the company may fail to make interest and principal  payments on the securities  when due. Fixed income  securities  with longer  maturities (or durations) are generally subject to greater risk than securities with shorter  maturities,  in that their values will fluctuate more in response to changes in market interest rates.

As a fund that invests primarily in lower-quality  fixed income securities,  the ASAF Federated High Yield Bond Fund will be subject to a level of risk that is high  relative to other fixed income  funds,  and which may be  comparable  to or higher than some equity funds. Like equity securities,  lower-quality  fixed income securities tend to reflect  short-term market  developments to a greater extent  than  higher-quality  fixed  income  securities.  An  economic  downturn  may  adversely  affect the value of  lower-quality securities, and the trading market for such securities is generally less liquid than the market for higher-quality securities.

As a fund that invests  primarily in high-quality  fixed income  securities of medium duration,  the level of risk to which the ASAF
PIMCO  Total  Return  Bond Fund is  subject  can be  expected  to be less than most  equity  funds.  Nonetheless,  the fixed  income securities  held by the Fund can  decline in value  because of changes in their  quality,  in market  interest  rates,  or for other reasons.  In addition,  while the complex fixed income  securities  invested in and investment  practices engaged in by the Fund are designed to increase its return or hedge its investment,  these  securities and practices may increase the risk to which the Fund is subject.

The ASAF Money  Market Fund seeks to preserve  the value of your  investment  at $1.00 per share,  but it is still  possible to lose money by  investing  in the  Fund.  An  investment  in the Fund is not  insured  or  guaranteed  by the  Federal  Deposit  Insurance
Corporation or any other government  agency.  For instance,  the issuer or guarantor of a portfolio security or the other party to a contract  could  default on its  obligation,  and this could  cause the Fund's net asset  value to fall below $1. In  addition,  the income earned by the Fund will  fluctuate  based on market  conditions,  interest  rates and other  factors.  In a low interest rate environment,  the yield for the Fund, after deduction of operating expenses,  may be negative even though the yield before deducting such  expenses is  positive.  A negative  yield may also cause the Fund's net asset value to fall below $1. The  Investment  Manager may decide to  reimburse  certain of these  expenses  to the Fund in order to  maintain  a  positive  yield,  however it is under no obligation to do so and may cease doing so at any time without prior notice.

PAST PERFORMANCE

         The bar charts show the  performance  of the Class A shares of each Fund for each full  calendar  year the Fund has been in operation.  The first table below each bar chart shows each such Fund's best and worst quarters  during the periods  included in the bar chart.  The second  table shows the average  annual  total  returns  before taxes for each Class of each Fund for 2003 and since inception,  as well as the  average  annual  total  returns  after  taxes on  distributions  and after  taxes on  distributions  and redemptions for Class A shares of each Fund (other than the ASAF Money Market Fund) for 2003 and since inception.

         This  information may help provide an indication of each Fund's risks by showing  changes in performance  from year to year and by comparing the Fund's  performance  with that of a broad-based  securities  index.  The average annual  figures  reflect sales charges;  the  other  figures  do not,  and  would be lower  if they  did.  All  figures  assume  reinvestment  of  dividends.  Past performance does not necessarily indicate how a Fund will perform in the future.

ASAF INTERNATIONAL EQUITY FUND*
29.11%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
-30.00%
-22.93%
-18.68%
2000
2001
2002
2003

BEST QUARTER	WORST QUARTER
Up 15.40%, 4th Quarter 2003	Down 18.34%, 3rd Quarter 2002

AVERAGE ANNUAL TOTAL RETURNS
For periods ended December 31, 2003

Class A	1 Year	5 Years (or since inception**)	10 Years
Return Before Taxes	21.64%	-10.87%	N/A
Return After Taxes on Distributions	21.64%	-10.87%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	14.07%	-8.96%	N/A
Class B			
Return Before Taxes	22.57%	-10.63%	N/A
Class C			
Return Before Taxes	27.40%	-10.26%	N/A
Class X			
Return Before Taxes	25.64%	-10.32%	N/A
Index			
Morgan Stanley Capital International (MSCI) EAFE Index	38.59%	-2.87%	N/A

*Between December 10, 2001 and December 1, 2003, the Fund was known as the ASAF Strong International Equity Fund and Strong Capital Management, Inc. served as the Sub-advisor to the Fund. Prior to December 10, 2001, the Fund was known as the ASAF AIM International Equity Fund and A I M Capital Management, Inc. served as the Sub-advisor to the Fund.

** Inception date: November 1, 1999

After-tax returns are shown for Class A shares only. The after-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. During periods of negative NAV performance, the after-tax returns assume the investor receives a write-off at the historical highest individual federal marginal income rate. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Part of the historical performance of the Fund is due to purchases of securities sold in Initial Public Offerings ("IPOs") that materially affected the performance of the Fund. The effect of IPOs on the Fund's performance depends on a variety of factors including the number of IPOs that the Fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Fund. Although Funds may purchase IPOs, not all such purchases may materially affect performance. There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on the Fund's performance.

17

ASAF WILLIAM BLAIR INTERNATIONAL GROWTH FUND*

90.00%
70.00%
50.00%
30.00%
10.00%
-10.00%
-30.00%
15.70%
75.54%
-24.92%
-25.68%
-26.31%
40.92%
1998
1999
2000
2001
2002
2003

BEST QUARTER	WORST QUARTER
Up 55.63%, 4th Quarter 1999	Down 21.42%, 3rd Quarter 2001

AVERAGE ANNUAL TOTAL RETURNS

For periods ended December 31, 2003

Class A	1 Year	5 Years	10 Years (or since inception**)
Return Before Taxes	32.82%	-0.68%	1.74%
Return After Taxes on Distributions	32.83%	-0.98%	1.49%
Return After Taxes on Distributions and Sale of Fund Shares	21.34%	-0.74%	1.35%
Class B			
Return Before Taxes	34.18%	-0.55%	1.93%
Class C			
Return Before Taxes	37.81%	-0.13%	2.28%
Class X			
Return Before Taxes	37.66%	-0.23%	2.37%
Index			
Morgan Stanley Capital International (MSCI) EAFE Index	38.59%	-0.05%	3.04%

** Inception date: December 31, 1997

After-tax returns are shown for Class A shares only. The after-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. During periods of negative NAV performance, the after-tax returns assume the investor receives a write-off at the historical highest individual federal marginal income rate. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Part of the historical performance of the Fund is due to purchases of securities sold in Initial Public Offerings ("IPOs") that materially affected the performance of the Fund. The effect of IPOs on the Fund's performance depends on a variety of factors including the number of IPOs that the Fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Fund. Although Funds may purchase IPOs, not all such purchases may materially affect performance. There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on the Fund's performance.

18

ASAF PBHG SMALL-CAP GROWTH FUND*

131.71%
150.00%
100.00%
50.00%
0.00%
-50.00%
5.49%
-44.68%
-7.72%
-35.20%
45.31%
1998
1999
2000
2001
2002
2003

BEST QUARTER	WORST QUARTER
Up 73.02% 4th Quarter 1999	Down 30.45%, 4th Quarter 2000

AVERAGE ANNUAL TOTAL RETURNS

For periods ended December 31, 2003

Class A	1 Year	5 Years	10 Years (or since inception**)
Return Before Taxes	36.97%	1.13%	2.03%
Return After Taxes on Distributions	36.97%	1.10%	2.01%
Return After Taxes on Distributions and Sale of Fund Shares	24.03%	0.95%	1.74%
Class B			
Return Before Taxes	38.50%	1.31%	2.22%
Class C			
Return Before Taxes	43.19%	1.67%	2.37%
Class X			
Return Before Taxes	41.96%	1.58%	2.47%
Index			
Russell 2000 Index	47.25%	7.13%	6.06%

*Between January 1, 1999 and September 14, 2001, the ASAF PBHG Small-Cap Growth Fund was known as the ASAF Janus Small-Cap Growth Fund, and Janus Capital Management LLC served as Sub-advisor to the Fund. Prior to January 1, 1999, the Fund was known as the ASAF Founders Small Capitalization Fund, and Founders Asset Management LLC served as Sub-advisor to the Fund.

** Inception date: July 28, 1997

After-tax returns are shown for Class A shares only. The after-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. During periods of negative NAV performance, the after-tax returns assume the investor receives a write-off at the historical highest individual federal marginal income rate. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Part of the historical performance of the Fund is due to purchases of securities sold in Initial Public Offerings ("IPOs") that materially affected the performance of the Fund. The effect of IPOs on the Fund's performance depends on a variety of factors including the number of IPOs that the Fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Fund. Although Funds may purchase IPOs, not all such purchases may materially affect performance. There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on the Fund's performance.

19

ASAF DeAM SMALL-CAP GROWTH FUND*
(to be renamed Strategic Partners Managed Small Cap Growth Fund on or about April 12, 2004)
60.00%
40.00%
20.00%
0.00%
-20.00%
-40.00%
-28.49%
-27.31%
48.21%
2001
2002
2003

BEST QUARTER	WORST QUARTER
Up 21.61%, 2nd Quarter 2003	Down 28.72%, 3rd Quarter 2001

AVERAGE ANNUAL TOTAL RETURNS

For periods ended December 31, 2003

Class A	1 Year	5 Years (or since inception**)	10 Years
Return Before Taxes	39.63%	-16.76%	N/A
Return After Taxes on Distributions	39.63%	-16.76%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	25.76%	-13.61%	N/A
Class B			
Return Before Taxes	41.28%	-16.59%	N/A
Class C			
Return Before Taxes	45.89%	-15.89%	N/A
Class X			
Return Before Taxes	45.40%	-16.20%	N/A
Index			
Russell 2000 Index	48.54%	0.39%	N/A

** Inception date: March 1, 2000

After-tax returns are shown for Class A shares only. The after-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. During periods of negative NAV performance, the after-tax returns assume the investor receives a write-off at the historical highest individual federal marginal income rate. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

20

ASAF GABELLI SMALL-CAP VALUE FUND*

40.00%
20.00%
0.00%
-20.00%
-11.84%
0.18%
23.43%
6.60%
-10.05%
39.17%
1998
1999
2000
2001
2002
2003

BEST QUARTER	WORST QUARTER
Up 19.42%, 2nd Quarter 2003	Down 19.57%, 3rd Quarter 1998

AVERAGE ANNUAL TOTAL RETURNS

For periods ended December 31, 2003

Class A	1 Year	5 Years	10 Years (or since inception**)
Return Before Taxes	31.13%	9.40%	6.01%
Return After Taxes on Distributions	31.13%	8.84%	5.55%
Return After Taxes on Distributions and Sale of Fund Shares	20.23%	7.82%	4.92%
Class B			
Return Before Taxes	32.46%	9.73%	6.22%
Class C			
Return Before Taxes	37.01%	9.98%	6.31%
Class X			
Return Before Taxes	35.77%	10.16%	6.52%
Index			
Russell 2000 Index	47.25%	7.13%	6.06%

** Inception date: July 28, 1997

After-tax returns are shown for Class A shares only. The after-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. During periods of negative NAV performance, the after-tax returns assume the investor receives a write-off at the historical highest individual federal marginal income rate. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

21

ASAF GOLDMAN SACHS MID-CAP GROWTH FUND*

50.00%
30.00%
10.00%
-10.00%
-30.00%
-50.00%
-41.25%
-28.27%
30.52%
2001
2002
2003

BEST QUARTER	WORST QUARTER
Up 18.31%, 2nd quarter 2003	Down 27.89%, 3rd quarter 2001

AVERAGE ANNUAL TOTAL RETURNS

For periods ended December 31, 2003

Class A	1 Year	5 Years (or since inception**)	10 Years
Return Before Taxes	22.94%	-25.41%	N/A
Return After Taxes on Distributions	22.94%	-25.43%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	14.91%	-20.30%	N/A
Class B			
Return Before Taxes	23.84%	-25.13%	N/A
Class C			
Return Before Taxes	28.25%	-24.50%	N/A
Class X			
Return Before Taxes	27.03%	-24.86%	N/A
Index			
Standard & Poor's 400 Index	35.62%	2.91%	N/A

** Inception date: September 11, 2000

After-tax returns are shown for Class A shares only. The after-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. During periods of negative NAV performance, the after-tax returns assume the investor receives a write-off at the historical highest individual federal marginal income rate. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

22

ASAF NEUBERGER BERMAN MID-CAP VALUE FUND

35.26%
40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
14.94%
25.92%
-2.69%
-10.74%
1999
2000
2001
2002
2003

BEST QUARTER	WORST QUARTER
Up 14.70%, 2nd Quarter 2003	Down 14.64%, 3rd Quarter 2002

AVERAGE ANNUAL TOTAL RETURNS

For periods ended December 31, 2003

Class A	1 Year	5 Years	10 Years (or since inception*)
Return Before Taxes	27.45%	10.07%	10.90%
Return After Taxes on Distributions	27.29%	9.83%	10.65%
Return After Taxes on Distributions and Sale of Fund Shares	18.06%	8.65%	9.40%
Class B			
Return Before Taxes	28.66%	10.40%	11.36%
Class C			
Return Before Taxes	33.22%	10.44%	11.38%
Class X			
Return Before Taxes	31.77%	10.78%	11.82%
Index			
Standard & Poor's 400 Index	35.62%	9.21%	15.71%

* Inception date: August 19, 1998

After-tax returns are shown for Class A shares only. The after-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. During periods of negative NAV performance, the after-tax returns assume the investor receives a write-off at the historical highest individual federal marginal income rate. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Part of the historical performance of the Fund is due to purchases of securities sold in Initial Public Offerings ("IPOs") that materially affected the performance of the Fund. The effect of IPOs on the Fund's performance depends on a variety of factors including the number of IPOs that the Fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Fund. Although Funds may purchase IPOs, not all such purchases may materially affect performance. There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on the Fund's performance.

23

ASAF INVESCO TECHNOLOGY FUND

60.00%
40.00%
20.00%
0.00%
-20.00%
-40.00%
-60.00%
-44.63%
-47.17%
43.37%
2001
2002
2003

BEST QUARTER	WORST QUARTER
Up 36.90%, 4th Quarter 2001	Down 40.83%, 3rd Quarter 2001

AVERAGE ANNUAL TOTAL RETURNS

For periods ended December 31, 2003

Class A	1 Year	5 Years (or since inception*)	10 Years
Return Before Taxes	35.10%	-33.08%	N/A
Return After Taxes on Distributions	35.10%	-33.09%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	22.81%	-25.66%	N/A
Class B			
Return Before Taxes	36.71%	-33.04%	N/A
Class C			
Return Before Taxes	41.03%	-32.34%	N/A
Class X			
Return Before Taxes	39.90%	-32.67%	N/A
Index			
Standard & Poor's 500 Index	28.67%	-7.49%	N/A

* Inception date: September 11, 2000

After-tax returns are shown for Class A shares only. The after-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. During periods of negative NAV performance, the after-tax returns assume the investor receives a write-off at the historical highest individual federal marginal income rate. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

24

ASAF INVESCO HEALTH SCIENCES FUND

27.64%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
-30.00%
2002
2003

BEST QUARTER	WORST QUARTER
Down 13.52% 2nd Quarter 2003	Down 9.54% 2nd Quarter 2002

AVERAGE ANNUAL TOTAL RETURNS

For periods ended December 31, 2003

Class A	1 Year	5 Years (or since inception*)	10 Years
Return Before Taxes	20.34%	2.44%	N/A
Return After Taxes on Distributions	20.34%	2.44%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	13.22%	2.08%	N/A
Class B			
Return Before Taxes	20.98%	2.75%	N/A
Class C			
Return Before Taxes	25.64%	3.78%	N/A
Class X			
Return Before Taxes	23.95%	3.72%	N/A
Index			
Standard & Poor's 500 Index	28.67%	-2.21%	N/A

* Inception date: March 1, 2001

After-tax returns are shown for Class A shares only. The after-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. During periods of negative NAV performance, the after-tax returns assume the investor receives a write-off at the historical highest individual federal marginal income rate. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

25

ASAF PROFUND MANAGED OTC FUND*

80.00%
60.00%
40.00%
20.00%
0.00%
-20.00%
-40.00%
-60.00%
-43.21%
-47.18%
61.01%
2001
2002
2003

BEST QUARTER	WORST QUARTER
Up 44.02%, 4th Quarter 2001	Down 44.79%, 4th Quarter 2000

AVERAGE ANNUAL TOTAL RETURNS

For periods ended December 31, 2003

Class A	1 Year	5 Years (or since inception**)	10 Years
Return Before Taxes	51.48%	-34.97%	N/A
Return After Taxes on Distributions	51.48%	-34.97%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	33.46%	-26.90%	N/A
Class B			
Return Before Taxes	54.13%	-34.63%	N/A
Class C			
Return Before Taxes	57.50%	-34.11%	N/A
Class X			
Return Before Taxes	57.98%	-34.35%	N/A
Index			
NASDAQ-100 Index	49.12%	-26.40%	N/A

*Prior to March 1, 2001, the ASAF ProFund Managed OTC Fund was known as the ASAF Rydex Managed OTC Fund, and Rydex Global Advisors served as Sub-advisor to the Fund.

** Inception date: September 11, 2000

After-tax returns are shown for Class A shares only. The after-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. During periods of negative NAV performance, the after-tax returns assume the investor receives a write-off at the historical highest individual federal marginal income rate. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

26

ASAF MARSICO CAPITAL GROWTH FUND

52.87%
-16.11%
-20.71%
-16.42%
31.35%
60.00%
40.00%
20.00%
0.00%
-20.00%
-40.00%
1999
2000
2001
2002
2003

BEST QUARTER	WORST QUARTER
Up 32.72%, 4th Quarter 1999	Down 17.20%, 3rd Quarter 2001

AVERAGE ANNUAL TOTAL RETURNS

For periods ended December 31, 2003

Class A	1 Year	5 Years	10 Years (or since inception*)
Return Before Taxes	23.85%	1.19%	4.23%
Return After Taxes on Distributions	23.85%	1.19%	4.22%
Return After Taxes on Distributions and Sale of Fund Shares	15.51%	1.01%	3.64%
Class B			
Return Before Taxes	24.70%	1.35%	4.55%
Class C			
Return Before Taxes	29.32%	1.51%	4.63%
Class X			
Return Before Taxes	27.78%	1.63%	4.99%
Index			
Standard & Poor's 500 Index	28.67%	1.78%	N/A

* Inception date: August 19, 1998

After-tax returns are shown for Class A shares only. The after-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. During periods of negative NAV performance, the after-tax returns assume the investor receives a write-off at the historical highest individual federal marginal income rate. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Part of the historical performance of the Fund is due to purchases of securities sold in Initial Public Offerings ("IPOs") that materially affected the performance of the Fund. The effect of IPOs on the Fund's performance depends on a variety of factors including the number of IPOs that the Fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Fund. Although Funds may purchase IPOs, not all such purchases may materially affect performance. There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on the Fund's performance.

27

ASAF GOLDMAN SACHS CONCENTRATED GROWTH FUND*

59.91%
50.31%
-29.05%
-28.59%
-31.53%
24.41%
70.00%
20.00%
-30.00%
-80.00%
1998
1999
2000
2001
2002
2003

BEST QUARTER	WORST QUARTER
Up 32.68%, 4th Quarter 1999	Down 24.27%, 3rd Quarter 2001

AVERAGE ANNUAL TOTAL RETURNS

For periods ended December 31, 2003

Class A	1 Year	5 Years	10 Years (or since inception**)
Return Before Taxes	17.25%	-9.22%	-0.15%
Return After Taxes on Distributions	17.26%	-9.22%	-0.17%
Return After Taxes on Distributions and Sale of Fund Shares	11.22%	-7.59%	-0.14%
Class B			
Return Before Taxes	17.77%	-9.14%	0.01%
Class C			
Return Before Taxes	22.66%	-8.80%	0.12%
Class X			
Return Before Taxes	20.69%	-8.87%	0.26%
Index			
Standard & Poor's 500 Index	28.67%	-0.57%	3.92%

*Prior to November 11, 2002, the ASAF Goldman Sachs Concentrated Growth Fund was known as the ASAF Janus Capital Growth Fund and Janus Capital Management LLC served as its Sub-advisor.

** Inception date: July 28, 1997

After-tax returns are shown for Class A shares only. The after-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. During periods of negative NAV performance, the after-tax returns assume the investor receives a write-off at the historical highest individual federal marginal income rate. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Part of the historical performance of the Fund is due to purchases of securities sold in Initial Public Offerings ("IPOs") that materially affected the performance of the Fund. The effect of IPOs on the Fund's performance depends on a variety of factors including the number of IPOs that the Fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Fund. Although Funds may purchase IPOs, not all such purchases may materially affect performance. There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on the Fund's performance.

28

ASAF LARGE-CAP GROWTH FUND*

26.58%
40.00%
30.00%
20.00%
10.00%
0.00%
2003

BEST QUARTER	WORST QUARTER
Up 14.83%, 2nd Quarter 2003	Down 2.86%, 1st Quarter 2003

AVERAGE ANNUAL TOTAL RETURNS

For periods ended December 31, 2003

Class A	1 Year	5 Year (or since inception**)	10 Years
Return Before Taxes	19.31%	-2.40%	N/A
Return After Taxes on Distributions	17.00%	-3.54%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	14.98%	-2.17%	N/A
Class B			
Return Before Taxes	19.80%	-2.16%	N/A
Class C			
Return Before Taxes	24.68%	0.00%	N/A
Class X			
Return Before Taxes	22.12%	-1.08%	N/A
Index			
Standard & Poor's 500 Index	28.67%	3.80%	N/A

*Prior to February 2, 2004, the ASAF Large-Cap Growth Fund was known as the ASAF DeAM Large-Cap Growth Fund and Deutsche Asset Management, Inc. served as its Sub-advisor.

**Inception date: May 1, 2002.

After-tax returns are shown for Class A shares only. The after-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. During periods of negative NAV performance, the after-tax returns assume the investor receives a write-off at the historical highest individual federal marginal income rate. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

29

ASAF T. ROWE PRICE TAX MANAGED FUND

28.08%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
-30.00%
2002
2003

BEST QUARTER	WORST QUARTER
Up 15.66%, 2nd Quarter 2003	Down 16.65%, 2nd Quarter 2002

AVERAGE ANNUAL TOTAL RETURNS

For periods ended December 31, 2003

Class A	1 Year	5 Years (or since inception*)	10 Years
Return Before Taxes	20.79%	-2.90%	N/A
Return After Taxes on Distributions	20.79%	-2.90%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	13.52%	-2.46%	N/A
Class B			
Return Before Taxes	21.42%	-2.77%	N/A
Class C			
Return Before Taxes	26.05%	-1.67%	N/A
Class X			
Return Before Taxes	24.49%	-1.95%	N/A
Index			
Standard & Poor's 500 Index	28.67%	-2.21%	N/A

* Inception date: March 1, 2001

After-tax returns are shown for Class A shares only. The after-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. During periods of negative NAV performance, the after-tax returns assume the investor receives a write-off at the historical highest individual federal marginal income rate. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

30

ASAF SANFORD BERNSTEIN CORE VALUE FUND
(to be renamed Strategic Partners Core Value Fund on or about April 12, 2004)
40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
-13.12%
29.35%
2002
2003

BEST QUARTER	WORST QUARTER
Up 16.34%, 2nd Quarter 2003	Down.19.17%, 3rd Quarter 2002

AVERAGE ANNUAL TOTAL RETURNS

For periods ended December 31, 2003

Class A	1 Year	5 Years (or since inception*)	10 Years (or since inception)
Return Before Taxes	21.95%	4.14%	N/A
Return After Taxes on Distributions	21.69%	3.86%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	14.27%	3.36%	N/A
Class B			
Return Before Taxes	22.80%	4.55%	N/A
Class C			
Return Before Taxes	27.42%	5.43%	N/A
Class X			
Return Before Taxes	25.76%	5.43%	N/A
Index			
Standard & Poor's 500 Index	28.67%	-2.21%	N/A

* Inception date: March 1, 2001

After-tax returns are shown for Class A shares only. The after-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. During periods of negative NAV performance, the after-tax returns assume the investor receives a write-off at the historical highest individual federal marginal income rate. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

31

ASAF SANFORD BERNSTEIN MANAGED INDEX 500 FUND*

26.55%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
-30.00%
-8.89%
-9.84%
-21.25%
2000
2001
2002
2003

BEST QUARTER	WORST QUARTER
Up 13.61%, 2nd Quarter 2003	Down 17.22%, 3rd Quarter 2002

AVERAGE ANNUAL TOTAL RETURNS

For periods ended December 31, 2003

Class A	1 Year	5 Years (or since inception**)	10 Years
Return Before Taxes	19.32%	-4.28%	N/A
Return After Taxes on Distributions	19.32%	-4.28%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	12.56%	-3.60%	N/A
Class B			
Return Before Taxes	19.77%	-4.04%	N/A
Class C			
Return Before Taxes	24.49%	-3.57%	N/A
Class X			
Return Before Taxes	22.80%	-3.73%	N/A
Index			
Standard & Poor's 500 Index	28.67%	-3.35%	N/A

** Inception date: November 1, 1999

After-tax returns are shown for Class A shares only. The after-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. During periods of negative NAV performance, the after-tax returns assume the investor receives a write-off at the historical highest individual federal marginal income rate. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

32

ASAF ALLIANCE GROWTH AND INCOME FUND*

40.00%
20.00%
0.00%
-20.00%
-40.00%
13.94%
15.26%
5.41%
-1.14%
-24.31%
31.81%
1998
1999
2000
2001
2002
2003

BEST QUARTER	Worst Quarter
Up 17.73%, 2nd Quarter 2003	Down 18.67%, 3rd Quarter 2002

AVERAGE ANNUAL TOTAL RETURNS

For periods ended December 31, 2003

Class A	1 Year	5 Years	10 Years (or since inception**)
Return Before Taxes	24.19%	2.62%	4.29%
Return After Taxes on Distributions	24.19%	2.25%	3.94%
Return After Taxes on Distributions and Sale of Fund Shares	15.73%	2.08%	3.53%
Class B			
Return Before Taxes	25.18%	2.81%	4.58%
Class C			
Return Before Taxes	29.71%	2.99%	4.66%
Class X			
Return Before Taxes	28.24%	3.13%	4.99%
Index			
Standard & Poor's 500 Index	28.67%	-4.05%	3.79%

** Inception date: December 31, 1997

After-tax returns are shown for Class A shares only. The after-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. During periods of negative NAV performance, the after-tax returns assume the investor receives a write-off at the historical highest individual federal marginal income rate. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

33

ASAF MFS GROWTH WITH INCOME FUND

30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
-30.00%
0.58%
-16.15%
-22.13%
21.50%
2000
2001
2002
2003

BEST QUARTER	WORST QUARTER
Up 13.52%, 2nd Quarter 2003	Down 16.12%, 3rd Quarter 2002

AVERAGE ANNUAL TOTAL RETURNS

For periods ended December 31, 2003

Class A	1 Year	5 Years (or since inception*)	10 Years
Return Before Taxes	14.58%	-5.69%	N/A
Return After Taxes on Distributions	14.58%	-5.69%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	9.48%	-4.77%	N/A
Class B			
Return Before Taxes	14.93%	-5.42%	N/A
Class C			
Return Before Taxes	19.68%	-4.96%	N/A
Class X			
Return Before Taxes	17.83%	-5.12%	N/A
Index			
Standard & Poor's 500 Index	28.67%	-3.35%	N/A

* Inception date: November 1, 1999

After-tax returns are shown for Class A shares only. The after-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. During periods of negative NAV performance, the after-tax returns assume the investor receives a write-off at the historical highest individual federal marginal income rate. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

34

ASAF INVESCO CAPITAL INCOME FUND

20.00%
10.00%
0.00%
-10.00%
-20.00%
15.98%
12.03%
5.88%
-8.83%
-17.93%
18.65%
1998
1999
2000
2001
2002
2003

BEST QUARTER	WORST QUARTER
Up 12.89%, 4th Quarter 1998, 2nd Quarter 2003	Down 15.98%, 3rd Quarter 2002

AVERAGE ANNUAL TOTAL RETURNS

For periods ended December 31, 2003

Class A	1 Year	5 Years	10 Years (or since inception*)
Return Before Taxes	11.86%	0.01%	3.83%
Return After Taxes on Distributions	11.56%	-0.54%	3.29%
Return After Taxes on Distributions and Sale of Fund Shares	7.70%	-0.31%	2.97%
Class B			
Return Before Taxes	12.08%	0.17%	4.06%
Class C			
Return Before Taxes	16.85%	0.55%	4.18%
Class X			
Return Before Taxes	14.90%	0.47%	4.32%
Index			
Standard & Poor's 500 Index	28.67%	-4.05%	3.92%

* Inception date: July 28, 1997

After-tax returns are shown for Class A shares only. The after-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. During periods of negative NAV performance, the after-tax returns assume the investor receives a write-off at the historical highest individual federal marginal income rate. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

35

ASAF AMERICAN CENTURY STRATEGIC BALANCED FUND

19.84%
12.38%
-3.42%
-4.45%
-10.07%
18.37%
20.00%
10.00%
0.00%
-10.00%
-20.00%
1998
1999
2000
2001
2002
2003

BEST QUARTER	WORST QUARTER
Up 13.59%, 4th Quarter 1998	Down 8.88%, 3rd Quarter 2002

AVERAGE ANNUAL TOTAL RETURNS

For periods ended December 31, 2003

Class A	1 Year	5 Years	10 Years (or since inception*)
Return Before Taxes	11.57%	0.95%	3.93%
Return After Taxes on Distributions	11.10%	0.33%	3.36%
Return After Taxes on Distributions and Sale of Fund Shares	7.51%	0.43%	3.03%
Class B			
Return Before Taxes	11.90%	1.11%	4.11%
Class C			
Return Before Taxes	16.58%	1.47%	4.22%
Class X			
Return Before Taxes	14.60%	1.41%	4.37%
Blended Index			
(60% Standard & Poor's 500, 40% Lehman Brothers Government/Credit Index)**	18.76%	2.70%	5.71%

* Inception date: July 28, 1997

After-tax returns are shown for Class A shares only. The after-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. During periods of negative NAV performance, the after-tax returns assume the investor receives a write-off at the historical highest individual federal marginal income rate. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

36

ASAF FEDERATED HIGH YIELD BOND FUND

30.00%
20.00%
10.00%
0.00%
-10.00%
14.90%
2.68%
-9.25%
1.69%
1.97%
21.76%
1998
1999
2000
2001
2002
2003

BEST QUARTER	WORST QUARTER
Up 7.76%, 2nd Quarter 2003	Down 7.21%, 4th Quarter 2000

AVERAGE ANNUAL TOTAL RETURNS

For periods ended December 31, 2003

Class A	1 Year	5 Years	10 Years (or since inception*)
Return Before Taxes	16.59%	2.42%	3.00%
Return After Taxes on Distributions	13.53%	-1.03%	-0.27%
Return After Taxes on Distributions and Sale of Fund Shares	10.61%	-0.14%	0.47%
Class B			
Return Before Taxes	15.18%	2.49%	3.06%
Class C			
Return Before Taxes	19.87%	2.58%	3.01%
Class X			
Return Before Taxes	17.89%	2.83%	3.35%
Index			
Index: Merrill Lynch High Yield Index	28.13%	5.02%	5.48%

* Inception date: July 28, 1997

After-tax returns are shown for Class A shares only. The after-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. During periods of negative NAV performance, the after-tax returns assume the investor receives a write-off at the historical highest individual federal marginal income rate. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

37

ASAF PIMCO TOTAL RETURN BOND FUND

15.00%
10.00%
5.00%
0.00%
-5.00%
7.67%
-1.12%
10.34%
7.82%
8.68%
4.74%
1998
1999
2000
2001
2002
2003

BEST QUARTER	WORST QUARTER
Up 5.64%, 3rd Quarter 2001	Down 1.04%, 2nd Quarter 1999

AVERAGE ANNUAL TOTAL RETURNS

For periods ended December 31, 2003

Class A	1 Year	5 Years	10 Years (or since inception*)
Return Before Taxes	0.26%	5.10%	6.51%
Return After Taxes on Distributions	-1.39%	2.88%	4.44%
Return After Taxes on Distributions and Sale of Fund Shares	0.44%	3.01%	4.32%
Class B			
Return Before Taxes	-1.70%	5.19%	5.84%
Class C			
Return Before Taxes	2.20%	5.53%	5.96%
Class X			
Return Before Taxes	6.95%	5.93%	5.88%
Index			
LB Aggregate Index	4.10%	6.62%	7.08%

* Inception date: July 28, 1997

After-tax returns are shown for Class A shares only. The after-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. During periods of negative NAV performance, the after-tax returns assume the investor receives a write-off at the historical highest individual federal marginal income rate. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

38

ASAF MONEY MARKET FUND*

6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
3.92%
3.63%
5.11%
2.88%
0.53%
0.50%
1998
1999
2000
2001
2002
2003

BEST QUARTER	WORST QUARTER
Up 1.55%, 3rd quarter 2000	Up 0.12, 2nd Quarter 2002, 1 Quarter 2003

	CLASS A	CLASS B	CLASS C	CLASS X
7-day yield (as of 12/31/03)	0.50%	0.00%	0.00%	0.00%

*Prior to September 22, 2001, the ASAF Money Market Fund was known as the ASAF JPM Money Market Fund and J. P. Morgan Investment Management, Inc. served as Sub-advisor to the Fund.

AVERAGE ANNUAL TOTAL RETURNS

For periods ended December 31, 2003

Class A	**1 Year**	**5 Years**	**10 Years (or since inception**)**
Return Before Taxes	0.50%	2.51%	2.81%

** Inception date: July 28, 1997

39

EXPENSE INFORMATION
(THESE EXPENSES ARE EFFECTIVE UNTIL ON OR ABOUT APRIL 12, 2004)

..........The maximum  transaction costs and total annual operating  expenses  associated with investing in Class A, Class B, Class C or Class X shares of each Fund are reflected in the following tables:

SHAREHOLDER TRANSACTION EXPENSES:
(fees paid directly from your investment)
                                              High Yield Bond &Total Return Bond                   All Other Funds:
                                                             Funds:                          (other than Class A shares of
                                                                                                 Money Market Fund)(1)
                                              Class A      Class B &X     Class C          Class A    Class B &X    Class C
                                              -------      -----------     -------          -------    -----------    -------
Maximum Sales Charge (Load) on
Purchases                                       4.25%         None           None             5.75%        None         None
(as % of offering price)
Maximum Contingent Deferred Sales
Charge                                          None(2)       6.00%(3)       1.00%(3)         None(2)
(Load) (as % of original purchase                                                                      6.00%(3)     1.00%(3)
price)
Redemption Fee                                  None(4)       None(4)        None(4)          None(4)      None(4)      None(4)
Exchange Fee                                    None          None           None             None         None         None

ANNUAL FUND OPERATING EXPENSES:
(expenses that are deducted from Fund assets, in %)
ASAF Fund:                       Management                     Other       Total Annual      Fee     Waivers  Net Annual  Fund
                                 Fees             Distribution  Expenses    Fund Operating    and     Expense  Operating
                                                 And Service                Expenses          Reimbursement(6) Expenses
                                                 (12b-1)
                                                 Fees(5)
-------------------------------- --------------- -------------- ----------- ----------------- ---------------- -----------------
International Equity
     Class A                             1.10            0.50        1.10         2.70              (0.60)             2.10
     Class B                             1.10            1.00        1.13         3.23              (0.63)             2.60
     Class C                             1.10            1.00        1.12         3.22              (0.62)             2.60
     Class X                             1.10            1.00        1.13         3.23              (0.63)             2.60
William Blair Intl Growth
     Class A                             1.00            0.50        0.86         2.36              (0.26)             2.10
     Class B                             1.00            1.00        0.86         2.86              (0.26)             2.60
     Class C                             1.00            1.00        0.86         2.86              (0.26)             2.60
     Class X                             1.00            1.00        0.86         2.86              (0.26)             2.60
PBHG Small-Cap Growth
     Class A                             0.90            0.50        0.87         2.27              (0.47)             1.80
     Class B                             0.90            1.00        0.87         2.77              (0.47)             2.30
     Class C                             0.90            1.00        0.87         2.77              (0.47)             2.30
     Class X                             0.90            1.00        0.87         2.77              (0.47)             2.30
DeAM Small-Cap Growth
     Class A                             0.95            0.50        1.15         2.60              (0.70)             1.90
     Class B                             0.95            1.00        1.16         3.11              (0.71)             2.40
     Class C                             0.95            1.00        1.16         3.11              (0.71)             2.40
     Class X                             0.95            1.00        1.16         3.11              (0.71)             2.40
Gabelli Small-Cap Value
     Class A                             1.00            0.50        0.67         2.17              (0.27)             1.90
     Class B                             1.00            1.00        0.67         2.67              (0.27)             2.40
     Class C                             1.00            1.00        0.67         2.67              (0.27)             2.40
     Class X                             1.00            1.00        0.67         2.67              (0.27)             2.40
Goldman Sachs Mid-Cap Growth
     Class A                             1.00            0.50        1.55         3.05              (1.15)             1.90
     Class B                             1.00            1.00        1.56         3.56              (1.16)             2.40
     Class C                             1.00            1.00        1.54         3.54              (1.14)             2.40
     Class X                             1.00            1.00        1.54         3.54              (1.14)             2.40

Neuberger Berman Mid-Cap Value
     Class A                             0.90            0.50        0.61         2.01              (0.16)             1.85
     Class B                             0.90            1.00        0.62         2.52              (0.17)             2.35
     Class C                             0.90            1.00        0.62         2.52              (0.17)             2.35
     Class X                             0.90            1.00        0.62         2.52              (0.17)             2.35
INVESCO Technology
     Class A                             1.00            0.50        1.77         3.27              (1.37)             1.90
     Class B                             1.00            1.00        1.77         3.77              (1.37)             2.40
     Class C                             1.00            1.00        1.77         3.77              (1.37)             2.40
     Class X                             1.00            1.00        1.78         3.78              (1.38)             2.40
INVESCO Health Sciences
     Class A                             1.00            0.50        1.62         3.12              (1.22)             1.90
     Class B                             1.00            1.00        1.62         3.62              (1.22)             2.40
     Class C                             1.00            1.00        1.62         3.62              (1.22)             2.40
     Class X                             1.00            1.00        1.62         3.62              (1.22)             2.40
ProFund Managed OTC
     Class A                             0.85            0.50        1.07         2.42              (0.67)             1.75
     Class B                             0.85            1.00        1.08         2.93              (0.68)             2.25
     Class C                             0.85            1.00        1.08         2.93              (0.68)             2.25
     Class X                             0.85            1.00        1.07         2.92              (0.67)             2.25
Marsico Capital Growth
     Class A                             1.00            0.50        0.51         2.01              (0.21)             1.80
     Class B                             1.00            1.00        0.51         2.51              (0.21)             2.30
     Class C                             1.00            1.00        0.51         2.51              (0.21)             2.30
     Class X                             1.00            1.00        0.51         2.51              (0.21)             2.30
Goldman Sachs
Concentrated Growth
     Class A                             1.00            0.50        0.76         2.26              (0.51)             1.75
     Class B                             1.00            1.00        0.76         2.76              (0.51)             2.25
     Class C                             1.00            1.00        0.76         2.76              (0.51)             2.25
     Class X                             1.00            1.00        0.76         2.76              (0.51)             2.25
Large-Cap Growth
     Class A                             0.90            0.50        12.78        14.18             (12.51)            1.67
     Class B                             0.90            1.00        11.68        13.58             (11.41)            2.17
     Class C                             0.90            1.00        13.09        14.99             (12.82)            2.17
     Class X                             0.90            1.00        9.72         11.62             (9.45)             2.17
T. Rowe Price Tax Managed
     Class A                             0.95            0.50        2.74         4.19              (2.39)             1.80
     Class B                             0.95            1.00        2.76         4.71              (2.41)             2.30
     Class C                             0.95            1.00        2.75         4.70              (2.40)             2.30
     Class X                             0.95            1.00        2.78         4.73              (2.43)             2.30
Sanford Bernstein Core Value
     Class A                             0.85            0.50        0.86         2.21              (0.51)             1.70
     Class B                             0.85            1.00        0.87         2.72              (0.52)             2.20
     Class C                             0.85            1.00        0.87         2.72              (0.52)             2.20
     Class X                             0.85            1.00        0.87         2.72              (0.52)             2.20
Sanford Bernstein
Managed Index 500
     Class A                             0.80            0.50        0.54         1.84              (0.34)             1.50
     Class B                             0.80            1.00        0.54         2.34              (0.34)             2.00
     Class C                             0.80            1.00        0.55         2.35              (0.35)             2.00
     Class X                             0.80            1.00        0.55         2.35              (0.35)             2.00

Alliance Growth and Income
     Class A                             1.00            0.50        0.59         2.09              (0.44)             1.65
     Class B                             1.00            1.00        0.59         2.59              (0.44)             2.15
     Class C                             1.00            1.00        0.59         2.59              (0.44)             2.15
     Class X                             1.00            1.00        0.59         2.59              (0.44)             2.15
MFS Growth with Income
     Class A                             1.00            0.50        0.98         2.48              (0.68)             1.80
     Class B                             1.00            1.00        0.98         2.98              (0.68)             2.30
     Class C                             1.00            1.00        0.98         2.98              (0.68)             2.30
     Class X                             1.00            1.00        0.98         2.98              (0.68)             2.30
INVESCO Capital Income
     Class A                             0.75            0.50        0.60         1.85              (0.18)             1.67
     Class B                             0.75            1.00        0.60         2.35              (0.18)             2.17
     Class C                             0.75            1.00        0.60         2.35              (0.18)             2.17
     Class X                             0.75            1.00        0.60         2.35              (0.18)             2.17
American Century Strategic
Balanced
     Class A                             0.90            0.50        0.61         2.01              (0.36)             1.65
     Class B                             0.90            1.00        0.61         2.51              (0.36)             2.15
     Class C                             0.90            1.00        0.61         2.51              (0.36)             2.15
     Class X                             0.90            1.00        0.61         2.51              (0.36)             2.15
Federated High Yield Bond
     Class A                             0.70            0.50        0.48         1.68              (0.18)             1.50
     Class B                             0.70            1.00        0.48         2.18              (0.18)             2.00
     Class C                             0.70            1.00        0.48         2.18              (0.18)             2.00
     Class X                             0.70            1.00        0.48         2.18              (0.18)             2.00
PIMCO Total Return Bond
     Class A                             0.65            0.50        0.39         1.54              (0.04)             1.50
     Class B                             0.65            1.00        0.40         2.05              (0.05)             2.00
     Class C                             0.65            1.00        0.40         2.05              (0.05)             2.00
     Class X                             0.65            1.00        0.40         2.05              (0.05)             2.00
Money Market
     Class A                             0.50            0.50        0.42         1.42              (0.62)             0.80
     Class B                             0.50            1.00        0.42         1.92              (0.61)             1.31
     Class C                             0.50            1.00        0.42         1.92              (0.60)             1.32
     Class X                             0.50            1.00        0.42         1.92              (0.62)             1.30
(1)  Class A shares of the ASAF Money Market Fund are sold without an initial sales charge (load).
(2) Under  certain  circumstances,  purchases of Class A shares not subject to an initial  sales charge  (load) will be subject to a contingent  deferred  sales  charge  (load)  ("CDSC")  if  redeemed  within 12  months of the  calendar  month of  purchase.  For an additional discussion of the Class A CDSC, see this Prospectus under "How to Buy Shares."
(3) If you  purchase  Class B or X shares,  you do not pay an initial  sales charge but you may pay a CDSC if you redeem some or all of your shares  before the end of the  seventh (in the case of Class B shares) or eighth (in the case of Class X shares)  year after which you purchased  such shares.  The CDSC is 6%, 5%, 4%, 3%, 2%, 2% and 1% for  redemptions  of Class B shares  occurring in years one through  seven,  respectively.  The CDSC is 6%, 5%, 4%, 4%, 3%, 2%, 2% and 1% for  redemptions  of Class X shares  occurring  in years one through  eight,  respectively.  No CDSC is charged after these periods.  If you purchase  Class C shares,  you may incur a
CDSC if you redeem some or all of your Class C shares  within 12 months of the calendar  month of purchase.  For a discussion of the
Class B, X and C CDSC, see this Prospectus under "How to Buy Shares."
(4) A $10 fee may be imposed for wire  transfers of redemption  proceeds.  For an additional  discussion  of wire  redemptions,  see this Prospectus under "How to Redeem Shares."
(5) As  discussed  below under "How to Buy Shares -  Distribution  Plans," the Company has adopted  Plans under Rule 12b-1 to permit an  affiliate  of  Company's  Investment  Manager to receive  brokerage  commissions  in  connection  with the  purchase and sale of securities held by the Funds, and to use these commissions to promote the sale of shares of the Funds.
(6) The Funds'  investment  manager  has agreed to  reimburse  and/or  waive fees for each Fund until at least March 1, 2005 so that each Fund's operating expenses, exclusive of taxes, interest,  brokerage commissions,  distribution fees and extraordinary expenses, do not exceed  specified  percentages  of the Fund's average net assets as follows:  ASAF  International  Equity Fund - 1.60%;  ASAF
William Blair  International  Growth Fund - 1.60%; ASAF PBHG Small-Cap Growth Fund - 1.30%; ASAF DeAM Small-Cap Growth Fund - 1.40%;
ASAF Gabelli  Small-Cap  Value Fund -- 1.40%;  ASAF Goldman Sachs Mid-Cap Growth Fund - 1.40%;  ASAF Neuberger  Berman Mid-Cap Value
Fund - 1.35%;  ASAF INVESCO  Technology  Fund - 1.40%;  ASAF INVESCO Health  Sciences Fund - 1.40%;  ASAF ProFund Managed OTC Fund -
1.25%; ASAF Marsico Capital Growth Fund - 1.30%; ASAF Goldman Sachs  Concentrated  Growth Fund - 1.25%; ASAF Large-Cap Growth Fund -
1.17%;  ASAF T. Rowe Price Tax Managed Fund - 1.30%;  ASAF Sanford Bernstein Core Value Fund - 1.20%; ASAF Sanford Bernstein Managed
Index 500 Fund - 1.00%;  ASAF  Alliance  Growth and Income Fund - 1.15%;  ASAF MFS Growth with  Income  Fund - 1.30%;  ASAF  INVESCO
Capital  Income Fund -- 1.17%;  ASAF American  Century  Strategic  Balanced Fund -- 1.15%;  ASAF  Federated  High Yield Bond Fund --
1.00%; ASAF PIMCO Total Return Bond Fund -- 1.00%; and ASAF Money Market Fund -- 1.00%.

EXPENSE INFORMATION EFFECTIVE ON OR ABOUT APRIL 12, 2004

         In order to  facilitate  the  integration  of the ASAF  Funds  into the  Prudential  mutual  fund  complex,  including  the
JennisonDryden  and Strategic  Partners Funds' platform,  and to allow the exchange of ASAF shares with shares of JennisonDryden and
Strategic Partners Funds, several changes have been made to the share class  characteristics of the ASAF Funds.  Accordingly,  on or about April 12, 2004, the following changes will be effective.

         Class A shares will be closed to most new purchases  (with the  exception of reinvested  dividends and purchases by college savings  plans) and such closed class will be  re-designated  "Class L" shares.  A new share class will be opened  (except for Money
Market Fund),  designated  Class A shares,  that will have the expense  structure  described below. New investments will be directed to new Class A shares.  Class L shares will only be  exchangeable  with Class L shares  offered by the other ASAF  Funds.  Dividends paid on Class L shares will continue to be reinvested in Class L shares.

         Class B shares will be closed to new purchases  (with the exception of reinvested  dividends) and such closed class will be re-designated  "Class M" shares. A new share class will be opened (except for Money Market Fund),  designated  Class B shares,  that will have the expense  structure  described  below.  New  investments  will be  directed to new Class B shares.  Class M shares will only be  exchangeable  with Class M shares  offered by the other ASAF Funds.  Dividends  paid on Class M shares will  continue to be reinvested in Class M shares.

         Class X shares will no longer be offered to new  purchases.  Dividends  on Class X shares  will  continue to be invested in
Class X shares.  Class X shares will only be exchangeable with Class X shares offered by other ASAF Funds.

         Class A shares of the Money  Market Fund will be closed to new  purchases  and  re-designated  Class L shares,  and Class B shares of the Money Market Fund will be closed to new purchases and  re-designated  Class M shares.  However,  the Money Market Fund will not offer new Class A or Class B shares.  In  addition,  for the Money  Market  Fund  only,  a new share  class will be opened, designated  "Class  D"  shares.  All  existing  positions  in Class L shares  of the  Money  Market  Fund  purchased  directly  by a shareholder  will be  transferred  to Class D shares  while  all  existing  positions  in Class L shares of the  Money  Market  Fund purchased by exchange  from another ASAF Fund will remain Class L shares.  The  characteristics  of Class D shares will be identical to the characteristics of the Class L shares.

         The maximum  transaction costs and total annual operating expenses  associated with investing in Class A, Class B, Class C,
Class L, Class M, Class X and Class D (Money Market Fund only) shares of each Fund are reflected in the following tables:

SHAREHOLDER TRANSACTION EXPENSES:
(fees paid directly from your investment)

                                              High Yield Bond &Total Return Bond                   All Other Funds:
                                                             Funds:
                                              Class A       Class B        Class C          Class A     Class B       Class C
                                              -------       --------       -------          -------     --------      -------
Maximum Sales Charge (Load) on
Purchases                                       4.50%         None           None             5.50%        None         None
(as % of offering price)
Maximum Contingent Deferred Sales
Charge                                          None(1)       5.00%(2)       1.00%(2)         None(1)
(Load) (as % of original purchase                                                                      5.00%(2)     1.00%(2)
price)
Redemption Fee                                  None(3)       None(3)        None(3)          None(3)      None(3)      None(3)
Exchange Fee                                    None          None           None             None         None         None

                                              High Yield Bond &Total Return Bond                   All Other Funds:
                                                             Funds:                       (other than Class L and D shares of
                                                                                                 Money Market Fund)(4)
                                              Class L      Class M &X                      Class L    Class M &X
                                              -------      -----------                      -------    -----------
Maximum Sales Charge (Load) on
Purchases                                       4.25%         None                            5.75%        None
(as % of offering price)
Maximum Contingent Deferred Sales
Charge                                          None(1)       6.00%(2)                        None(1)
(Load) (as % of original purchase                                                                      6.00%(2)
price)
Redemption Fee                                  None(3)       None(3)                         None(3)      None(3)
Exchange Fee                                    None          None                            None         None

ANNUAL FUND OPERATING EXPENSES:
(expenses that are deducted from Fund assets, in %)
Fund:                            Management                     Other       Total Annual      Fee     Waivers  Net Annual  Fund
                                 Fees             Distribution  Expenses    Fund Operating    and     Expense  Operating
                                                 And Service                Expenses          Reimbursement(6) Expenses
                                                 (12b-1)
                                                 Fees(5)
-------------------------------- --------------- -------------- ----------- ----------------- ---------------- -----------------
International Equity
     Class A                             1.10            0.30        1.10         2.50              (0.60)             1.90
     Class B                             1.10            1.00        1.13         3.23              (0.63)             2.60
     Class C                             1.10            1.00        1.12         3.22              (0.62)             2.60
     Class L                             1.10            0.50        1.10         2.70              (0.60)             2.10
     Class M                             1.10            1.00        1.13         3.23              (0.63)             2.60
     Class X                             1.10            1.00        1.13         3.23              (0.63)             2.60
Strategic Partners Intl Growth
     Class A                             1.00            0.30        0.86         2.16              (0.26)             1.90
     Class B                             1.00            1.00        0.86         2.86              (0.26)             2.60
     Class C                             1.00            1.00        0.86         2.86              (0.26)             2.60
     Class L                             1.00            0.50        0.86         2.36              (0.26)             2.10
     Class M                             1.00            1.00        0.86         2.86              (0.26)             2.60
     Class X                             1.00            1.00        0.86         2.86              (0.26)             2.60
Strategic Partners Small-Cap
Growth Opportunity
     Class A                             0.90            0.30        0.87         2.07              (0.47)             1.60
     Class B                             0.90            1.00        0.87         2.77              (0.47)             2.30
     Class C                             0.90            1.00        0.87         2.77              (0.47)             2.30
     Class L                             0.90            0.50        0.87         2.27              (0.47)             1.80
     Class M                             0.90            1.00        0.87         2.77              (0.47)             2.30
     Class X                             0.90            1.00        0.87         2.77              (0.47)             2.30
Strategic Partners Managed
Small-Cap Growth
     Class A                             0.95            0.30        1.15         2.40              (0.70)             1.70
     Class B                             0.95            1.00        1.16         3.11              (0.71)             2.40
     Class C                             0.95            1.00        1.16         3.11              (0.71)             2.40
     Class L                             0.95            0.50        1.15         2.60              (0.70)             1.90
     Class M                             0.95            1.00        1.16         3.11              (0.71)             2.40
     Class X                             0.95            1.00        1.16         3.11              (0.71)             2.40
Strategic Partners
Small-Company Value
     Class A                             1.00            0.30        0.67         1.97              (0.27)             1.70
     Class B                             1.00            1.00        0.67         2.67              (0.27)             2.40
     Class C                             1.00            1.00        0.67         2.67              (0.27)             2.40
     Class L                             1.00            0.50        0.67         2.17              (0.27)             1.90
     Class M                             1.00            1.00        0.67         2.67              (0.27)             2.40
     Class X                             1.00            1.00        0.67         2.67              (0.27)             2.40

Strategic Partners Mid-Cap
Growth
     Class A                             1.00            0.30        1.55         2.85              (1.15)             1.70
     Class B                             1.00            1.00        1.56         3.56              (1.16)             2.40
     Class C                             1.00            1.00        1.54         3.54              (1.14)             2.40
     Class L                             1.00            0.50        1.55         3.05              (1.15)             1.90
     Class M                             1.00            1.00        1.56         3.56              (1.16)             2.40
     Class X                             1.00            1.00        1.54         3.54              (1.14)             2.40
Strategic Partners Relative
Value
     Class A                             0.90            0.30        0.61         1.81              (0.16)             1.65
     Class B                             0.90            1.00        0.62         2.52              (0.17)             2.35
     Class C                             0.90            1.00        0.62         2.52              (0.17)             2.35
     Class L                             0.90            0.50        0.61         2.01              (0.16)             1.85
     Class M                             0.90            1.00        0.62         2.52              (0.17)             2.35
     Class X                             0.90            1.00        0.62         2.52              (0.17)             2.35
Strategic Partners Technology
     Class A                             1.00            0.30        1.77         3.07              (1.37)             1.70
     Class B                             1.00            1.00        1.77         3.77              (1.37)             2.40
     Class C                             1.00            1.00        1.77         3.77              (1.37)             2.40
     Class L                             1.00            0.50        1.77         3.27              (1.37)             1.90
     Class M                             1.00            1.00        1.77         3.77              (1.37)             2.40
     Class X                             1.00            1.00        1.78         3.78              (1.38)             2.40
Strategic Partners Health
Sciences
     Class A                             1.00            0.30        1.62         2.92              (1.22)             1.70
     Class B                             1.00            1.00        1.62         3.62              (1.22)             2.40
     Class C                             1.00            1.00        1.62         3.62              (1.22)             2.40
     Class L                             1.00            0.50        1.62         3.12              (1.22)             1.90
     Class M                             1.00            1.00        1.62         3.62              (1.22)             2.40
     Class X                             1.00            1.00        1.62         3.62              (1.22)             2.40
Strategic Partners Managed OTC
     Class A                             0.85            0.30        1.07         2.22              (0.67)             1.55
     Class B                             0.85            1.00        1.08         2.93              (0.68)             2.25
     Class C                             0.85            1.00        1.08         2.93              (0.68)             2.25
     Class L                             0.85            0.50        1.07         2.42              (0.67)             1.75
     Class M                             0.85            1.00        1.08         2.93              (0.68)             2.25
     Class X                             0.85            1.00        1.07         2.92              (0.67)             2.25
Strategic Partners Capital
Growth
     Class A                             1.00            0.30        0.51         1.81              (0.21)             1.60
     Class B                             1.00            1.00        0.51         2.51              (0.21)             2.30
     Class C                             1.00            1.00        0.51         2.51              (0.21)             2.30
     Class L                             1.00            0.50        0.51         2.01              (0.21)             1.80
     Class M                             1.00            1.00        0.51         2.51              (0.21)             2.30
     Class X                             1.00            1.00        0.51         2.51              (0.21)             2.30
Strategic Partners
Concentrated Growth
     Class A                             1.00            0.30        0.76         2.06              (0.51)             1.55
     Class B                             1.00            1.00        0.76         2.76              (0.51)             2.25
     Class C                             1.00            1.00        0.76         2.76              (0.51)             2.25
     Class L                             1.00            0.50        0.76         2.26              (0.51)             1.75
     Class M                             1.00            1.00        0.76         2.76              (0.51)             2.25
     Class X                             1.00            1.00        0.76         2.76              (0.51)             2.25

Strategic Partners Managed
Large-Cap Growth
     Class A                             0.90            0.30        12.78        13.98             (12.51)            1.47
     Class B                             0.90            1.00        11.68        13.58             (11.41)            2.17
     Class C                             0.90            1.00        13.09        14.99             (12.82)            2.17
     Class L                             0.90            0.50        12.78        14.18             (12.51)            1.67
     Class M                             0.90            1.00        11.68        13.58             (11.41)            2.17
     Class X                             0.90            1.00        9.72         11.62             (9.45)             2.17
T. Rowe Price Tax Managed
     Class A                             0.95            0.30        2.74         3.99              (2.39)             1.60
     Class B                             0.95            1.00        2.76         4.71              (2.41)             2.30
     Class C                             0.95            1.00        2.75         4.70              (2.40)             2.30
     Class L                             0.95            0.50        2.74         4.19              (2.39)             1.80
     Class M                             0.95            1.00        2.76         4.71              (2.41)             2.30
     Class X                             0.95            1.00        2.78         4.73              (2.43)             2.30
Strategic Partners Core Value
     Class A                             0.85            0.30        0.86         2.01              (0.51)             1.50
     Class B                             0.85            1.00        0.87         2.72              (0.52)             2.20
     Class C                             0.85            1.00        0.87         2.72              (0.52)             2.20
     Class L                             0.85            0.50        0.86         2.21              (0.51)             1.70
     Class M                             0.85            1.00        0.87         2.72              (0.52)             2.20
     Class X                             0.85            1.00        0.87         2.72              (0.52)             2.20
Strategic Partners
Managed Index 500
     Class A                             0.80            0.30        0.54         1.64              (0.34)             1.30
     Class B                             0.80            1.00        0.54         2.34              (0.34)             2.00
     Class C                             0.80            1.00        0.55         2.35              (0.35)             2.00
     Class L                             0.80            0.50        0.54         1.84              (0.34)             1.50
     Class M                             0.80            1.00        0.54         2.34              (0.34)             2.00
     Class X                             0.80            1.00        0.55         2.35              (0.35)             2.00
Strategic Partners Growth and
Income
     Class A                             1.00            0.30        0.59         1.89              (0.44)             1.45
     Class B                             1.00            1.00        0.59         2.59              (0.44)             2.15
     Class C                             1.00            1.00        0.59         2.59              (0.44)             2.15
     Class L                             1.00            0.50        0.59         2.09              (0.44)             1.65
     Class M                             1.00            1.00        0.59         2.59              (0.44)             2.15
     Class X                             1.00            1.00        0.59         2.59              (0.44)             2.15
Strategic Partners Growth with
Income
     Class A                             1.00            0.30        0.98         2.28              (0.68)             1.60
     Class B                             1.00            1.00        0.98         2.98              (0.68)             2.30
     Class C                             1.00            1.00        0.98         2.98              (0.68)             2.30
     Class L                             1.00            0.50        0.98         2.48              (0.68)             1.80
     Class M                             1.00            1.00        0.98         2.98              (0.68)             2.30
     Class X                             1.00            1.00        0.98         2.98              (0.68)             2.30
Strategic Partners Capital
Income
     Class A                             0.75            0.30        0.60         1.65              (0.18)             1.47
     Class B                             0.75            1.00        0.60         2.35              (0.18)             2.17
     Class C                             0.75            1.00        0.60         2.35              (0.18)             2.17
     Class L                             0.75            0.50        0.60         1.85              (0.18)             1.67
     Class M                             0.75            1.00        0.60         2.35              (0.18)             2.17
     Class X                             0.75            1.00        0.60         2.35              (0.18)             2.17
Strategic Partners Balanced
     Class A                             0.90            0.30        0.61         1.81              (0.36)             1.45
     Class B                             0.90            1.00        0.61         2.51              (0.36)             2.15
     Class C                             0.90            1.00        0.61         2.51              (0.36)             2.15
     Class L                             0.90            0.50        0.61         2.01              (0.36)             1.65
     Class M                             0.90            1.00        0.61         2.51              (0.36)             2.15
     Class X                             0.90            1.00        0.61         2.51              (0.36)             2.15
Strategic Partners High Yield
Bond
     Class A                             0.70            0.30        0.48         1.48              (0.18)             1.30
     Class B                             0.70            1.00        0.48         2.18              (0.18)             2.00
     Class C                             0.70            1.00        0.48         2.18              (0.18)             2.00
     Class L                             0.70            0.50        0.48         1.68              (0.18)             1.50
     Class M                             0.70            1.00        0.48         2.18              (0.18)             2.00
     Class X                             0.70            1.00        0.48         2.18              (0.18)             2.00
Strategic Partners Bond
     Class A                             0.65            0.30        0.39         1.34              (0.04)             1.30
     Class B                             0.65            1.00        0.40         2.05              (0.05)             2.00
     Class C                             0.65            1.00        0.40         2.05              (0.05)             2.00
     Class L                             0.65            0.50        0.39         1.54              (0.04)             1.50
     Class M                             0.65            1.00        0.40         2.05              (0.05)             2.00
     Class X                             0.65            1.00        0.40         2.05              (0.05)             2.00
Strategic Partners Money Market
     Class L                             0.50            0.50        0.42         1.42              (0.62)             0.80
          Class D                                        0.50        0.42         1.22              (0.62)             0.60
                                 0.50
     Class M                             0.50            1.00        0.42         1.92              (0.61)             1.31
     Class C                             0.50            1.00        0.42         1.92              (0.60)             1.32
     Class X                             0.50            1.00        0.42         1.92              (0.62)             1.30
(1) Under  certain  circumstances,  purchases of Class A and Class L shares not subject to an initial  sales  charge  (load) will be subject to a contingent  deferred sales charge (load) ("CDSC") if redeemed  within 12 months of the calendar month of purchase.  For an additional discussion of the Class A and Class L CDSC, see this Prospectus under "How to Buy Shares."
(2) If you  purchase  Class B shares,  you do not pay an initial  sales  charge but you may pay a CDSC if you redeem  some or all of your  shares  before the end of the sixth year after  which you  purchased  such  shares.  The CDSC is 5%, 4%, 3%, 2%, 1% and 1% for redemptions  of Class B shares  occurring  in years one through  six,  respectively.  If you own Class M or X shares,  you may pay a
CDSC if you redeem some or all of your  shares  before the end of the seventh (in the case of Class M shares) or eighth (in the case of Class X shares) year after which you purchased  such shares.  The CDSC is 6%, 5%, 4%, 3%, 2%, 2% and 1% for  redemptions of Class
M shares  occurring  in years one through  seven,  respectively.  The CDSC is 6%, 5%, 4%, 4%, 3%, 2%, 2% and 1% for  redemptions  of
Class X shares  occurring in years one through eight,  respectively.  No CDSC is charged after these periods.  If you purchase Class
C  shares,  you may incur a CDSC if you  redeem  some or all of your  Class C shares  within  12  months  of the  calendar  month of purchase.  For a discussion of the Class B, M, X and C CDSC, see this Prospectus under "How to Buy Shares."
(3) A $10 fee may be imposed for wire  transfers of redemption  proceeds.  For an additional  discussion  of wire  redemptions,  see this Prospectus under "How to Redeem Shares."
(4) Class L and Class D shares of the ASAF Money Market Fund are sold without an initial sales charge (load).
(5) As discussed  below under "How to Buy Shares - Distribution  Plans," the Company has adopted Plans under Rule 12b-1 to permit an affiliate of Company's  Investment  Manager to receive brokerage  commissions in connection with the purchase and sale of securities held by the Funds, and to use these commissions to promote the sale of shares of the Funds.
(6) The Funds'  investment  manager  has agreed to  reimburse  and/or  waive fees for each Fund until at least March 1, 2005 so that each Fund's operating expenses, exclusive of taxes, interest,  brokerage commissions,  distribution fees and extraordinary expenses, do not exceed  specified  percentages  of the Fund's average net assets as follows:  ASAF  International  Equity Fund - 1.60%;  ASAF
William Blair  International  Growth Fund - 1.60%; ASAF PBHG Small-Cap Growth Fund - 1.30%; ASAF DeAM Small-Cap Growth Fund - 1.40%;
ASAF Gabelli  Small-Cap  Value Fund -- 1.40%;  ASAF Goldman Sachs Mid-Cap Growth Fund - 1.40%;  ASAF Neuberger  Berman Mid-Cap Value
Fund - 1.35%;  ASAF INVESCO  Technology  Fund - 1.40%;  ASAF INVESCO Health  Sciences Fund - 1.40%;  ASAF ProFund Managed OTC Fund -
1.25%; ASAF Marsico Capital Growth Fund - 1.30%; ASAF Goldman Sachs  Concentrated  Growth Fund - 1.25%; ASAF Large-Cap Growth Fund -
1.17%;  ASAF T. Rowe Price Tax Managed Fund - 1.30%;  ASAF Sanford Bernstein Core Value Fund - 1.20%; ASAF Sanford Bernstein Managed
Index 500 Fund - 1.00%;  ASAF  Alliance  Growth and Income Fund - 1.15%;  ASAF MFS Growth with  Income  Fund - 1.30%;  ASAF  INVESCO
Capital  Income Fund -- 1.17%;  ASAF American  Century  Strategic  Balanced Fund -- 1.15%;  ASAF  Federated  High Yield Bond Fund --
1.00%; ASAF PIMCO Total Return Bond Fund -- 1.00%; and ASAF Money Market Fund -- 1.00%.

EXPENSE EXAMPLES EFFECTIVE UNTIL ON OR ABOUT APRIL 12, 2004

         This  example is  intended  to help you  compare the cost of  investing  in the Funds with the cost of  investing  in other mutual funds.

         Full  Redemption.  This Example  assumes that you invest  $10,000 in a Fund for the time periods  indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your  investment has a 5% return each year,  that the
Funds' total  operating  expenses  remain the same.  Although your actual costs may be higher or lower,  based on these  assumptions your costs would be:

Full Redemption
                                                    1 Year             3 Years              5 Years          10 Years
International Equity
     Class A                                        $832               $1,365              $1,923               $3,432
     Class B                                         926                1,395               1,888               3,410
     Class C                                         425                 992                1,683               3,522
     Class X                                         934                1,420               2,030               3,619
William Blair International Growth
     Class A                                         800                1,269               1,763               3,116
     Class B                                         889                1,286               1,709               3,067
     Class C                                         389                 886                1,509               3,185
     Class X                                         896                1,308               1,846               3,265
PBHG Small-Cap Growth
     Class A                                         792                1,244               1,720               3,030
     Class B                                         880                1,259               1,664               2,980
     Class C                                         380                 859                1,464               3,099
     Class X                                         887                1,281               1,801               3,177
DeAM Small-Cap Growth
     Class A                                         823                1,337               1,876               3,341
     Class B                                         914                1,360               1,830               3,303
     Class C                                         414                 960                1,630               3,420
     Class X                                         922                1,384               1,971               3,506
Gabelli Small-Cap Value
     Class A                                         782                1,215               1,672               2,934
     Class B                                         870                1,229               1,615               2,882
     Class C                                         370                 829                1,415               3,003
     Class X                                         877                1,250               1,750               3,078
Goldman Sachs Mid-Cap Growth
     Class A                                         865                1,463               2,084               3,746
     Class B                                         959                1,491               2,045               3,715
     Class C                                         457                1,085               1,836               3,809
     Class X                                         966                1,513               2,182               3,905
Neuberger Berman Mid-Cap Value
     Class A                                         767                1,169               1,596               2,778
     Class B                                         855                1,185               1,540               2,731
     Class C                                         355                 785                1,340               2,856
     Class X                                         862                1,204               1,674               2,927
INVESCO Technology
     Class A                                         886                1,524               2,184               3,937
     Class B                                         979                1,552               2,144               3,902
     Class C                                         479                1,152               1,944               4,010
     Class X                                         990                1,584               2,297               4,119

INVESCO Health Sciences
     Class A                                         872                1,482               2,116               3,807
     Class B                                         965                1,509               2,073               3,770
     Class C                                         465                1,109               1,873               3,880
     Class X                                         974                1,536               2,220               3,977
ProFund Managed OTC
     Class A                                         806                1,286               1,791               3,173
     Class B                                         896                1,307               1,743               3,132
     Class C                                         396                 907                1,543               3,252
     Class X                                         902                1,326               1,876               3,323
Marsico Capital Growth
     Class A                                         767                1,169               1,596               2,778
     Class B                                         854                1,182               1,536               2,723
     Class C                                         354                 782                1,336               2,846
     Class X                                         860                1,201               1,669               2,917
Goldman Sachs Concentrated Growth
     Class A                                         791                1,241               1,715               3,021
     Class B                                         879                1,256               1,659               2,970
     Class C                                         379                 856                1,459               3,090
     Class X                                         886                1,278               1,796               3,167
Large-Cap Growth
     Class A                                        1,850               4,060               5,883               9,162
     Class B                                        1,900               3,974               5,675               9,017
     Class C                                        1,524               3,860               5,833               9,279
     Class X                                        1,752               3,631               5,345               8,626
T. Rowe Price Tax Managed
     Class A                                         972                1,774               2,590               4,688
     Class B                                        1,072               1,819               2,572               4,677
     Class C                                         571                1,416               2,368               4,771
     Class X                                        1,085               1,860               2,741               4,914
Sanford Bernstein Core Value
     Class A                                         786                1,226               1,692               2,973
     Class B                                         875                1,244               1,640               2,929
     Class C                                         375                 844                1,440               3,051
     Class X                                         882                1,265               1,776               3,127
Sanford Bernstein Managed Index 500
     Class A                                         751                1,120               1,513               2,609
     Class B                                         837                1,130               1,450               2,552
     Class C                                         338                 733                1,255               2,686
     Class X                                         844                1,152               1,587               2,753
Alliance Growth and Income
     Class A                                         775                1,192               1,634               2,857
     Class B                                         862                1,205               1,575               2,803
     Class C                                         362                 805                1,375               2,925
     Class X                                         869                1,226               1,710               2,998
MFS Growth with Income
     Class A                                         812                1,303               1,820               3,229
     Class B                                         901                1,321               1,767               3,182
     Class C                                         401                 921                1,567               3,299
     Class X                                         909                1,344               1,906               3,381
INVESCO Capital Income
     Class A                                         752                1,123               1,518               2,619
     Class B                                         838                1,133               1,455               2,562
     Class C                                         338                 733                1,255               2,686
     Class X                                         844                1,152               1,587               2,753
American Century Strategic Balanced
     Class A                                         767                1,169               1,596               2,778
     Class B                                         854                1,182               1,536               2,723
     Class C                                         354                 782                1,336               2,846
     Class X                                         860                1,201               1,669               2,917
Federated High Yield Bond
     Class A                                         589                 932                1,299               2,328
     Class B                                         821                1,082               1,370               2,387
     Class C                                         321                 682                1,170               2,513
     Class X                                         827                1,099               1,499               2,576
PIMCO Total Return Bond
     Class A                                         575                 891                1,229               2,182
     Class B                                         808                1,043               1,303               2,249
     Class C                                         308                 643                1,103               2,379
     Class X                                         813                1,059               1,431               2,439
Money Market
     Class A                                         145                 449                 776                1,702
     Class B                                         795                1,003               1,237               2,114
     Class C                                         295                 603                1,037               2,243
     Class X                                         800                1,018               1,363               2,299

         No  Redemption.  You would pay the following  expenses  based on the above  assumptions  except that you do not redeem your shares at the end of each period:

                                                     1 Year             3 Years              5 Years          10 Years
   International Equity
        Class A                                      $832               $1,365              $1,923              $3,432
        Class B                                       326                 995                1,688               3,410
        Class C                                       325                 992                1,683               3,522
        Class X                                       334                1,020               1,730               3,619
   William Blair International Growth
        Class A                                       800                1,269               1,763               3,116
        Class B                                       289                 886                1,509               3,067
        Class C                                       289                 886                1,509               3,185
        Class X                                       296                 908                1,546               3,265
   PBHG Small-Cap Growth
        Class A                                       792                1,244               1,720               3,030
        Class B                                       280                 859                1,464               2,980
        Class C                                       280                 859                1,464               3,099
        Class X                                       287                 881                1,501               3,177
   DeAM Small-Cap Growth
        Class A                                       823                1,337               1,876               3,341
        Class B                                       314                 960                1,630               3,303
        Class C                                       314                 960                1,630               3,420
        Class X                                       322                 984                1,671               3,506
   Gabelli Small-Cap Value
        Class A                                       782                1,215               1,672               2,934
        Class B                                       270                 829                1,415               2,882
        Class C                                       270                 829                1,415               3,003
        Class X                                       277                 850                1,450               3,078

   Goldman Sachs Mid-Cap Growth
        Class A                                       865                1,463               2,084               3,746
        Class B                                       359                1,091               1,845               3,715
        Class C                                       357                1,085               1,836               3,809
        Class X                                       366                1,113               1,882               3,905
   Neuberger Berman Mid-Cap Value
        Class A                                       767                1,169               1,596               2,778
        Class B                                       255                 785                1,340               2,731
        Class C                                       255                 785                1,340               2,856
        Class X                                       262                 804                1,374               2,927
   INVESCO Technology
        Class A                                       886                1,524               2,184               3,937
        Class B                                       379                1,152               1,944               3,902
        Class C                                       379                1,152               1,944               4,010
        Class X                                       390                1,184               1,997               4,119
   INVESCO Health Sciences
        Class A                                       872                1,482               2,116               3,807
        Class B                                       365                1,109               1,873               3,770
        Class C                                       365                1,109               1,873               3,880
        Class X                                       374                1,136               1,920               3,977
   ProFund Managed OTC
        Class A                                       806                1,286               1,791               3,173
        Class B                                       296                 907                1,543               3,132
        Class C                                       296                 907                1,543               3,252
        Class X                                       302                 926                1,576               3,323
   Marsico Capital Growth
        Class A                                       767                1,169               1,596               2,778
        Class B                                       254                 782                1,336               2,723
        Class C                                       254                 782                1,336               2,846
        Class X                                       260                 801                1,369               2,917
   Goldman Sachs Concentrated Growth
        Class A                                       791                1,241               1,715               3,021
        Class B                                       279                 856                1,459               2,970
        Class C                                       279                 856                1,459               3,090
        Class X                                       286                 878                1,496               3,167
   Large-Cap Growth
        Class A                                      1,850               4,060               5,883               9,162
        Class B                                      1,300               3,574               5,475               9,017
        Class C                                      1,424               3,860               5,833               9,279
        Class X                                      1,152               3,231               5,045               8,626
   T. Rowe Price Tax Managed
        Class A                                       972                1,774               2,590               4,688
        Class B                                       472                1,419               2,372               4,677
        Class C                                       471                1,416               2,368               4,771
        Class X                                       485                1,460               2,441               4,914
   Sanford Bernstein Core Value
        Class A                                       786                1,226               1,692               2,973
        Class B                                       275                 844                1,440               2,929
        Class C                                       275                 844                1,440               3,051
        Class X                                       282                 865                1,476               3,127
   Sanford Bernstein Managed Index 500
        Class A                                       751                1,120               1,513               2,609
        Class B                                       237                 730                1,250               2,552
        Class C                                       238                 733                1,255               2,686
        Class X                                       244                 752                1,287               2,753

   Alliance Growth and Income
        Class A                                       775                1,192               1,634               2,857
        Class B                                       262                 805                1,375               2,803
        Class C                                       262                 805                1,375               2,925
        Class X                                       269                 826                1,410               2,998
   MFS Growth with Income
        Class A                                       812                1,303               1,820               3,229
        Class B                                       301                 921                1,567               3,182
        Class C                                       301                 921                1,567               3,299
        Class X                                       309                 944                1,606               3,381
   INVESCO Capital Income
        Class A                                       752                1,123               1,518               2,619
        Class B                                       238                 733                1,255               2,562
        Class C                                       238                 733                1,255               2,686
        Class X                                       244                 752                1,287               2,753
   American Century Strategic Balanced
        Class A                                       767                1,169               1,596               2,778
        Class B                                       254                 782                1,336               2,723
        Class C                                       254                 782                1,336               2,846
        Class X                                       260                 801                1,369               2,917
   Federated High Yield Bond
        Class A                                       589                 932                1,299               2,328
        Class B                                       221                 682                1,170               2,387
        Class C                                       221                 682                1,170               2,513
        Class X                                       227                 699                1,199               2,576
   PIMCO Total Return Bond
        Class A                                       575                 891                1,229               2,182
        Class B                                       208                 643                1,103               2,249
        Class C                                       208                 643                1,103               2,379
        Class X                                       213                 659                1,131               2,439
   Money Market
        Class A                                       145                 449                 776                1,702
        Class B                                       195                 603                1,037               2,114
        Class C                                       195                 603                1,037               2,243
        Class X                                       200                 618                1,063               2,299

EXPENSE EXAMPLES EFFECTIVE ON OR ABOUT APRIL 12, 2004

         This  example is  intended  to help you  compare the cost of  investing  in the Funds with the cost of  investing  in other mutual funds.

         Full  Redemption.  This Example  assumes that you invest  $10,000 in a Fund for the time periods  indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your  investment has a 5% return each year,  that the
Funds' total  operating  expenses  remain the same.  Although your actual costs may be higher or lower,  based on these  assumptions your costs would be:

Full Redemption
                                                    1 Year             3 Years              5 Years          10 Years
International Equity
     Class A                                        $789               $1,286              $1,807               $3,230
     Class B                                         826                1,295               1,788               3,286
     Class C                                         425                 992                1,683               3,522
     Class L                                         832                1,365               1,923               3,432
     Class M                                         926                1,395               1,888               3,364
     Class X                                         934                1,420               2,030               3,619
Strategic Partners Intl Growth
     Class A                                         757                1,189               1,646               2,906
     Class B                                         789                1,186               1,609               2,942
     Class C                                         389                 886                1,509               3,185
     Class L                                         800                1,269               1,763               3,116
     Class M                                         889                1,286               1,709               3,020
     Class X                                         896                1,308               1,846               3,265
Strategic    Partners    Small-Cap    Growth
Opportunity
     Class A                                         748                1,163               1,602               2,818
     Class B                                         780                1,159               1,564               2,854
     Class C                                         380                 859                1,464               3,099
     Class L                                         792                1,244               1,720               3,030
     Class M                                         880                1,259               1,664               2,932
     Class X                                         887                1,281               1,801               3,177
Strategic Partners Managed Small-Cap Growth
     Class A                                         780                1,257               1,760               3,136
     Class B                                         814                1,260               1,730               3,179
     Class C                                         414                 960                1,630               3,420
     Class L                                         823                1,337               1,876               3,341
     Class M                                         914                1,360               1,830               3,256
     Class X                                         922                1,384               1,971               3,506
Strategic Partners Small-Company Value
     Class A                                         739                1,134               1,554               2,720
     Class B                                         770                1,129               1,515               2,755
     Class C                                         370                 829                1,415               3,003
     Class L                                         782                1,215               1,672               2,934
     Class M                                         870                1,229               1,615               2,834
     Class X                                         877                1,250               1,750               3,078
Strategic Partners Mid-Cap Growth
     Class A                                         822                1,384               1,971               3,551
     Class B                                         859                1,391               1,945               3,597
     Class C                                         457                1,085               1,836               3,809
     Class L                                         865                1,463               2,084               3,746
     Class M                                         959                1,491               2,045               3,670
     Class X                                         966                1,513               2,182               3,905

Strategic Partners Relative Value
     Class A                                         724                1,088               1,476               2,560
     Class B                                         755                1,085               1,440               2,600
     Class C                                         355                 785                1,340               2,856
     Class L                                         767                1,169               1,596               2,778
     Class M                                         855                1,185               1,540               2,682
     Class X                                         862                1,204               1,674               2,927
Strategic Partners Technology
     Class A                                         843                1,446               2,072               3,747
     Class B                                         879                1,452               2,044               3,788
     Class C                                         479                1,152               1,944               4,010
     Class L                                         886                1,524               2,184               3,937
     Class M                                         979                1,552               2,144               3,859
     Class X                                         990                1,584               2,297               4,119
Strategic Partners Health Sciences
     Class A                                         829                1,404               2,003               3,614
     Class B                                         865                1,409               1,973               3,654
     Class C                                         465                1,109               1,873               3,880
     Class L                                         872                1,482               2,116               3,807
     Class M                                         965                1,509               2,073               3,726
     Class X                                         974                1,536               2,220               3,977
Strategic Partners Managed OTC
     Class A                                         763                1,206               1,674               2,964
     Class B                                         796                1,207               1,643               3,007
     Class C                                         396                 907                1,543               3,252
     Class L                                         806                1,286               1,791               3,173
     Class M                                         896                1,307               1,743               3,085
     Class X                                         902                1,326               1,876               3,323
Strategic Partners Capital Growth
     Class A                                         724                1,088               1,476               2,560
     Class B                                         754                1,082               1,436               2,594
     Class C                                         354                 782                1,336               2,846
     Class L                                         767                1,169               1,596               2,778
     Class M                                         854                1,182               1,536               2,674
     Class X                                         860                1,201               1,669               2,917
Strategic Partners Concentrated Growth
     Class A                                         748                1,160               1,597               2,808
     Class B                                         779                1,156               1,559               2,844
     Class C                                         379                 856                1,459               3,090
     Class L                                         791                1,241               1,715               3,021
     Class M                                         879                1,256               1,659               2,922
     Class X                                         886                1,278               1,796               3,167
Strategic Partners Managed Large-Cap Growth
     Class A                                        1,812               4,006               5,823               9,117
     Class B                                        1,800               3,874               5,575               9,015
     Class C                                        1,524               3,860               5,833               9,279
     Class L                                        1,850               4,060               5,883               9,162
     Class M                                        1,900               3,974               5,675               9,002
     Class X                                        1,752               3,631               5,345               8,626

T. Rowe Price Tax Managed
     Class A                                         929                1,698               2,483               4,517
     Class B                                         972                1,719               2,472               4,571
     Class C                                         571                1,416               2,368               4,771
     Class L                                         972                1,774               2,590               4,688
     Class M                                        1,072               1,819               2,572               4,637
     Class X                                        1,085               1,860               2,741               4,914
Strategic Partners Core Value
     Class A                                         743                1,146               1,573               2,759
     Class B                                         775                1,144               1,540               2,801
     Class C                                         375                 844                1,440               3,051
     Class L                                         786                1,226               1,692               2,973
     Class M                                         875                1,244               1,640               2,881
     Class X                                         882                1,265               1,776               3,127
Strategic Partners Managed Index 500
     Class A                                         708                1,039               1,393               2,387
     Class B                                         737                1,030               1,350               2,420
     Class C                                         338                 733                1,255               2,686
     Class L                                         751                1,120               1,513               2,609
     Class M                                         837                1,130               1,450               2,502
     Class X                                         844                1,152               1,587               2,753
Strategic Partners Growth and Income
     Class A                                         731                1,111               1,515               2,640
     Class B                                         762                1,105               1,475               2,675
     Class C                                         362                 805                1,375               2,925
     Class L                                         775                1,192               1,634               2,857
     Class M                                         862                1,205               1,575               2,754
     Class X                                         869                1,226               1,710               2,998
Strategic Partners Growth with Income
     Class A                                         768                1,223               1,703               3,022
     Class B                                         801                1,221               1,667               3,059
     Class C                                         401                 921                1,567               3,299
     Class L                                         812                1,303               1,820               3,229
     Class M                                         901                1,321               1,767               3,135
     Class X                                         909                1,344               1,906               3,381
Strategic Partners Capital Income
     Class A                                         709                1,042               1,398               2,397
     Class B                                         738                1,033               1,355               2,430
     Class C                                         338                 733                1,255               2,686
     Class L                                         752                1,123               1,518               2,619
     Class M                                         838                1,133               1,455               2,512
     Class X                                         844                1,152               1,587               2,753
Strategic Partners Balanced
     Class A                                         724                1,088               1,476               2,560
     Class B                                         754                1,082               1,436               2,594
     Class C                                         354                 782                1,336               2,846
     Class L                                         767                1,169               1,596               2,778
     Class M                                         854                1,182               1,536               2,674
     Class X                                         860                1,201               1,669               2,917

Strategic Partners High Yield Bond
     Class A                                         594                 897                1,222               2,139
     Class B                                         721                 982                1,270               2,253
     Class C                                         321                 682                1,170               2,513
     Class L                                         589                 932                1,299               2,328
     Class M                                         821                1,082               1,370               2,336
     Class X                                         827                1,099               1,499               2,576
Strategic Partners Bond
     Class A                                         580                 855                1,151               1,990
     Class B                                         708                 943                1,203               2,112
     Class C                                         308                 643                1,103               2,379
     Class L                                         575                 891                1,229               2,182
     Class M                                         808                1,043               1,303               2,197
     Class X                                         813                1,059               1,431               2,439
Strategic Partners Money Market
     Class L                                         145                 449                 776                1,702
          Class D                                    124                 387                 670                1,477
     Class M                                         795                1,003               1,237               2,061
     Class C                                         295                 603                1,037               2,243
     Class X                                         800                1,018               1,363               2,299

         No  Redemption.  You would pay the following  expenses  based on the above  assumptions  except that you do not redeem your shares at the end of each period:

                                                     1 Year             3 Years              5 Years          10 Years
   International Equity
        Class A                                      $789               $1,286              $1,807              $3,230
        Class B                                       326                 995                1,688               3,286
        Class C                                       325                 992                1,683               3,522
        Class L                                       832                1,365               1,923               3,432
        Class M                                       326                 995                1,688               3,364
        Class X                                       334                1,020               1,730               3,619
   Strategic Partners Intl Growth
        Class A                                       757                1,189               1,646               2,906
        Class B                                       289                 886                1,509               2,942
        Class C                                       289                 886                1,509               3,185
        Class L                                       800                1,269               1,763               3,116
        Class M                                       289                 886                1,509               3,020
        Class X                                       296                 908                1,546               3,265
   Strategic Partners Small-Cap Growth
   Opportunity
        Class A                                       748                1,163               1,602               2,818
        Class B                                       280                 859                1,464               2,854
        Class C                                       280                 859                1,464               3,099
        Class L                                       792                1,244               1,720               3,030
        Class M                                       280                 859                1,464               2,932
        Class X                                       287                 881                1,501               3,177
   Strategic Partners Managed Small-Cap
   Growth
        Class A                                       780                1,257               1,760               3,136
        Class B                                       314                 960                1,630               3,179
        Class C                                       314                 960                1,630               3,420
        Class L                                       823                1,337               1,876               3,341
        Class M                                       314                 960                1,630               3,256
        Class X                                       322                 984                1,671               3,506
   Strategic Partners Small-Company Value
        Class A                                       739                1,134               1,554               2,720
        Class B                                       270                 829                1,415               2,755
        Class C                                       270                 829                1,415               3,003
        Class L                                       782                1,215               1,672               2,934
        Class M                                       270                 829                1,415               2,834
        Class X                                       277                 850                1,450               3,078
   Strategic Partners Mid-Cap Growth
        Class A                                       822                1,384               1,971               3,551
        Class B                                       359                1,091               1,845               3,597
        Class C                                       357                1,085               1,836               3,809
        Class L                                       865                1,463               2,084               3,746
        Class M                                       359                1,091               1,845               3,670
        Class X                                       366                1,113               1,882               3,905
   Strategic Partners Relative Value
        Class A                                       724                1,088               1,476               2,560
        Class B                                       255                 785                1,340               2,600
        Class C                                       255                 785                1,340               2,856
        Class L                                       767                1,169               1,596               2,778
        Class M                                       255                 785                1,340               2,682
        Class X                                       262                 804                1,374               2,927
   Strategic Partners Technology
        Class A                                       843                1,446               2,072               3,747
        Class B                                       379                1,152               1,944               3,788
        Class C                                       379                1,152               1,944               4,010
        Class L                                       886                1,524               2,184               3,937
        Class M                                       379                1,152               1,944               3,859
        Class X                                       390                1,184               1,997               4,119
   Strategic Partners Health Sciences
        Class A                                       829                1,404               2,003               3,614
        Class B                                       365                1,109               1,873               3,654
        Class C                                       365                1,109               1,873               3,880
        Class L                                       872                1,482               2,116               3,807
        Class M                                       365                1,109               1,873               3,726
        Class X                                       374                1,136               1,920               3,977
   Strategic Partners Managed OTC
        Class A                                       763                1,206               1,674               2,964
        Class B                                       296                 907                1,543               3,007
        Class C                                       296                 907                1,543               3,252
        Class L                                       806                1,286               1,791               3,173
        Class M                                       296                 907                1,543               3,085
        Class X                                       302                 926                1,576               3,323
   Strategic Partners Capital Growth
        Class A                                       724                1,088               1,476               2,560
        Class B                                       254                 782                1,336               2,594
        Class C                                       254                 782                1,336               2,846
        Class L                                       767                1,169               1,596               2,778
        Class M                                       254                 782                1,336               2,674
        Class X                                       260                 801                1,369               2,917

   Strategic Partners Concentrated Growth
        Class A                                       748                1,160               1,597               2,808
        Class B                                       279                 856                1,459               2,844
        Class C                                       279                 856                1,459               3,090
        Class L                                       791                1,241               1,715               3,021
        Class M                                       279                 856                1,459               2,922
        Class X                                       286                 878                1,496               3,167
   Strategic   Partners   Managed   Large-Cap
   Growth
        Class A                                      1,812               4,006               5,823               9,117
        Class B                                      1,300               3,574               5,475               9,015
        Class C                                      1,424               3,860               5,833               9,279
        Class L                                      1,850               4,060               5,883               9,162
        Class M                                      1,300               3,574               5,475               9,002
        Class X                                      1,152               3,231               5,045               8,626
   T. Rowe Price Tax Managed
        Class A                                       929                1,698               2,483               4,517
        Class B                                       472                1,419               2,372               4,571
        Class C                                       471                1,416               2,368               4,771
        Class L                                       972                1,774               2,590               4,688
        Class M                                       472                1,419               2,372               4,637
        Class X                                       485                1,460               2,441               4,914
   Strategic Partners Core Value
        Class A                                       743                1,146               1,573               2,759
        Class B                                       275                 844                1,440               2,801
        Class C                                       275                 844                1,440               3,051
        Class L                                       786                1,226               1,692               2,973
        Class M                                       275                 844                1,440               2,881
        Class X                                       282                 865                1,476               3,127
   Strategic Partners Managed Index 500
        Class A                                       708                1,039               1,393               2,387
        Class B                                       237                 730                1,250               2,420
        Class C                                       238                 733                1,255               2,686
        Class L                                       751                1,120               1,513               2,609
        Class M                                       237                 730                1,250               2,502
        Class X                                       244                 752                1,287               2,753
   Strategic Partners Growth and Income
        Class A                                       731                1,111               1,515               2,640
        Class B                                       262                 805                1,375               2,675
        Class C                                       262                 805                1,375               2,925
        Class L                                       775                1,192               1,634               2,857
        Class M                                       262                 805                1,375               2,754
        Class X                                       269                 826                1,410               2,998
   Strategic Partners Growth with Income
        Class A                                       768                1,223               1,703               3,022
        Class B                                       301                 921                1,567               3,059
        Class C                                       301                 921                1,567               3,299
        Class L                                       812                1,303               1,820               3,229
        Class M                                       301                 921                1,567               3,135
        Class X                                       309                 944                1,606               3,381

   Strategic Partners Capital Income
        Class A                                       709                1,042               1,398               2,397
        Class B                                       238                 733                1,255               2,430
        Class C                                       238                 733                1,255               2,686
        Class L                                       752                1,123               1,518               2,619
        Class M                                       238                 733                1,255               2,512
        Class X                                       244                 752                1,287               2,753
   Strategic Partners Balanced
        Class A                                       724                1,088               1,476               2,560
        Class B                                       254                 782                1,336               2,594
        Class C                                       254                 782                1,336               2,846
        Class L                                       767                1,169               1,596               2,778
        Class M                                       254                 782                1,336               2,674
        Class X                                       260                 801                1,369               2,917
   Strategic Partners High Yield Bond
        Class A                                       594                 897                1,222               2,139
        Class B                                       221                 682                1,170               2,253
        Class C                                       221                 682                1,170               2,513
        Class L                                       589                 932                1,299               2,328
        Class M                                       221                 682                1,170               2,336
        Class X                                       227                 699                1,199               2,576
   Strategic Partners Bond
        Class A                                       580                 855                1,151               1,990
        Class B                                       208                 643                1,103               2,112
        Class C                                       208                 643                1,103               2,379
        Class L                                       575                 891                1,229               2,182
        Class M                                       208                 643                1,103               2,197
        Class X                                       213                 659                1,131               2,439
   Strategic Partners Money Market
        Class L                                       145                 449                 776                1,702
             Class D                                  124                 387                 670                1,477
        Class M                                       195                 603                1,037               2,061
        Class C                                       195                 603                1,037               2,243
        Class X                                       200                 618                1,063               2,299

INVESTMENT PROGRAMS OF THE FUNDS

         The investment objective, policies and limitations for each of the Funds are described below.

         While  certain  policies  apply to all Funds,  generally  each Fund has a different  investment  objective  and  investment focus.  As a result,  the risks,  opportunities  and  returns of  investing  in each Fund will  differ.  Those  investment  policies specifically  labeled as "fundamental" may not be changed without shareholder  approval.  However,  the investment objective of each
Fund  generally  is not a  fundamental  policy and may be changed by the  Directors  of the Company  without  shareholder  approval.
Similarly, most of the Funds' investment policies and limitations are not fundamental policies.

         There can be no assurance  that the investment  objective of any Fund will be achieved.  Risks relating to certain types of securities  and  instruments  in which the Funds may invest are  described  in this  Prospectus  under  "Certain  Risk  Factors  and
Investment Methods."

         If approved by the  Directors of the Company,  the Company may add more Funds and may cease to offer any existing  Funds in the future.

ASAF INTERNATIONAL EQUITY FUND:

Investment  Objective:  The  investment  objective of the Fund is to seek  long-term  capital  growth by investing in a  diversified portfolio of international equity securities the issuers of which are considered to have strong earnings momentum.

Principal Investment Objectives and Risks:

         The Fund will have a  non-fundamental  policy  to  invest,  under  normal  circumstances,  at least 80% of the value of its assets in equity  securities.  The 80% investment  requirement  applies at the time the Fund invests its assets.  Equity  securities include  common  stocks,  securities  convertible  into common stocks and securities  having common stock  characteristics  or other derivative  instruments  whose  value is based on common  stocks,  such as rights,  warrants or options to  purchase  common  stock, preferred stock,  convertible preferred stock,  convertible bonds,  convertible debentures,  convertible notes, depository receipts, futures contracts and swaps investments.

         The Fund seeks to meet its investment  objective by investing,  under normal market conditions,  primarily in a diversified portfolio of equity  securities  of companies  located or operating in  developed  non-U.S.  countries  and emerging  markets of the world.  The  equity  securities  will  ordinarily  be traded on a  recognized  foreign  securities  exchange  or traded in a foreign over-the-counter  market in the country where the issuer is principally  based, but may also be traded in other countries  including the United  States.  The  Sub-advisor  intends to focus on  companies  with an  above-average  potential  for  long-term  growth and attractive relative valuations.  The Sub-advisor selects companies based on five key factors: growth,  valuation,  management,  risk and  sentiment.  In addition,  the  Sub-advisor  looks for  companies  with the  following  characteristics:  (1) a  distinguishable franchise  on a local,  regional or global  basis;  (2) a history of effective  management  demonstrated  by expanding  revenues and earnings  growth;  (3)  prudent  financial  and  accounting  policies;  and (4) an ability  to  capitalize  on a  changing  business environment.

         The Fund will normally allocate assets among a variety of countries,  regions and industry  sectors,  investing in at least five countries  outside of the United States.  In selecting  countries,  the  Sub-advisor  considers such factors as economic growth prospects,  monetary and fiscal policies,  political stability,  currency trends and market liquidity. The Fund may invest up to 40%
of its total assets in any one country and up to 25% of its total assets in  securities of issuers  located and operating  primarily in emerging market countries.

         As with any equity fund,  the  fundamental  risk  associated  with the Fund is the risk that the value of the securities it holds  might  decrease.  The  prices of  equity  securities  change in  response  to many  factors,  including  the  historical  and prospective earnings of the issuer, the value of its assets,  general economic conditions,  interest rates, investor perceptions and market liquidity.

         As a fund that invests  primarily in the securities of foreign issuers,  the risk and degree of share price  fluctuation of the Fund may be greater than a fund  investing  primarily  in domestic  securities.  The risks of  investing in foreign  securities, which are  described in more detail below under  "Certain  Risk Factors and  Investment  Methods,"  include  political  and economic conditions and instability in foreign countries,  less available  information about foreign companies,  lack of strict financial and accounting controls and standards,  less liquid and more volatile  securities markets,  and fluctuations in currency exchange rates.
While the Fund has authority to engage in  transactions  intended to hedge its exposure to fluctuations  in foreign  currencies,  it does not currently  intend to do so. To the extent the Fund invests in securities of issuers in developing  countries,  the Fund may be subject to even greater levels of risk and share price  fluctuation.  Transaction costs are often higher in developing  countries and there may be delays in settlement of transactions.

Other Investments:

         The Fund may invest up to 20% of its total assets in debt or preferred  equity  securities  exchangeable for or convertible into marketable equity  securities of foreign  companies.  In addition,  the Fund may regularly invest up to 20% of its total assets in high-grade  short-term  debt  securities,  including U.S.  Government  obligations,  investment  grade corporate bonds or taxable municipal securities, whether denominated in U.S. dollars or foreign currencies.

         The Fund may use futures  contracts  and related  options,  options on  securities,  securities  indices and  currencies to attempt to hedge against the overall  level of risk normally  associated  with the Fund's  investments.  The Fund also may from time to time make short sales of securities "against the box."

         Additional  information about convertible  securities,  options,  futures contracts,  short sales and other investments and investment practices of the Fund is included in this Prospectus under "Certain Risk Factors and Investment Methods."

         For more  information  on the  types of  securities  other  than  common  stocks  in which  the Fund may  invest,  see this
Prospectus under "Certain Risk Factors and Investment Methods" and the Company's SAI under "Investment Programs for the Funds."

         Temporary  Investments.  In addition to regularly  investing up to 20% of its total assets in short-term debt securities as noted above,  the Fund may hold all or a significant  portion of its assets in cash, money market  instruments,  bonds or other debt securities in anticipation  of or in response to adverse market  conditions or for cash  management  purposes.  While the Fund is in such a defensive position, the opportunity to achieve its investment objective of capital growth may be limited.

ASAF WILLIAM BLAIR INTERNATIONAL GROWTH FUND:

Investment  Objective:  The investment  objective of the Fund (will be renamed Strategic Partners  International  Growth Fund) is to
seek long-term growth of capital.

Principal Investment Policies and Risks:

         The Fund will have a  non-fundamental  policy  to  invest,  under  normal  circumstances,  at least 80% of the value of its assets in  securities  of  issuers  that are  economically  tied to  countries  other  than the United  States.  The 80%  investment requirement applies at the time the Fund invests its assets.

         The Fund pursues its objective  primarily  through  investments in equity  securities of issuers located outside the United
States.  Equity securities  include common stocks,  preferred stocks,  warrants and securities  convertible into or exchangeable for common or preferred  stocks.  The Fund has the  flexibility  to invest on a worldwide  basis in companies and  organizations  of any size, regardless of country of organization or place of principal business activity.

         Under normal  circumstances,  the Fund invests  primarily in securities of issuers from at least five different  countries, excluding the United States.  Although the Fund intends to invest  substantially  all of its assets in issuers  located  outside the
United States,  it may at times invest in U.S.  issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

         The Fund invests  primarily in companies  selected for their growth  potential.  The Sub-advisor  generally takes a "bottom up" approach to choosing  investments for the Fund. In other words,  the  Sub-advisor  seeks to identify  individual  companies with earnings  growth  potential  that may not be recognized  by the market at large,  regardless of where the companies are organized or where they primarily  conduct  business.  Although themes may emerge in the Fund,  securities are generally  selected without regard to any defined allocation among countries,  geographic regions or industry sectors,  or other similar selection  procedure.  Current income is not a  significant  factor in  choosing  investments,  and any  income  realized  by the Fund  will be  incidental  to its objective.

         As with any fund investing  primarily in equity securities,  the fundamental risk associated with the Fund is the risk that the value of the equity  securities  it holds might  decrease.  Stock  values may  fluctuate  in response  to the  activities  of an individual  company  or in  response  to  general  market  and/or  economic  conditions.  As a fund that  invests  primarily  in the securities  of foreign  issuers,  the risk  associated  with the Fund may be greater  than a fund  investing  primarily  in domestic securities.  For a further discussion of the risks involved in investing in foreign  securities,  see this Prospectus under "Certain
Risk Factors and Investment  Methods." In addition,  the fund may invest to some degree in smaller or newer issuers,  which are more likely to realize substantial growth as well as suffer significant losses than larger or more established issuers.

         The Fund  generally  intends to purchase  securities  for  long-term  investment  rather than  short-term  gains.  However, short-term  transactions  may  occur as the  result  of  liquidity  needs,  securities  having  reached  a  desired  price or yield, anticipated  changes in interest  rates or the credit  standing of an issuer,  or by reason of  economic or other  developments  not foreseen at the time the investment was made. To a limited  extent,  the Fund may purchase  securities in anticipation of relatively short-term price gains. The Fund may also sell one security and  simultaneously  purchase the same or a comparable  security to take advantage of short-term differentials in bond yields or securities prices.

         Special  Situations.  The Fund may invest in "special  situations"  from time to time. A special  situation arises when, in the opinion of the  Sub-advisor,  the  securities of a particular  issuer will be recognized and increase in value due to a specific development  with  respect to that issuer.  Developments  creating a special  situation  might  include a new product or process,  a technological  breakthrough,  a management  change or other  extraordinary  corporate  event, or differences in market supply of and demand for the security.  Investment in special  situations may carry an additional  risk of loss in the event that the  anticipated development does not occur or does not attract the expected attention.

Other Investments:

         The Fund may invest to a lesser degree in debt  securities,  including  bonds rated below  investment  grade by the primary rating agencies  ("junk"  bonds),  mortgage and  asset-backed  securities and zero coupon,  pay-in-kind  and step coupon  securities
(securities that do not, or may not under certain circumstances, make regular interest payments).

         The Fund may make short sales  "against the box." In addition,  the Fund may invest in the  following  types of  securities and engage in the following investment techniques:

         Futures,  Options and Other  Derivative  Instruments.  The Fund may enter into futures  contracts on securities,  financial indices  and foreign  currencies  and  options on such  contracts  and may invest in options on  securities,  financial  indices and foreign currencies and interest rate swaps and swap-related products (collectively  "derivative  instruments").  The Fund intends to use most derivative  instruments  primarily to hedge the value of its portfolio  against  potential  adverse movements in securities prices,  foreign  currency  markets or  interest  rates.  To a limited  extent,  the Fund may also use  derivative  instruments  for non-hedging  purposes such as seeking to increase  income.  The Fund may also use currency  hedging  techniques,  including  forward currency exchange contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

         Index/structured  Securities.  The Fund may  invest  in  indexed/structured  securities,  which  typically  are  short-  to intermediate-term  debt  securities  whose value at  maturity  or interest  rate is linked to  currencies,  interest  rates,  equity securities,  indices,  commodity  prices or other  financial  indicators.  Such  securities  may offer growth  potential  because of anticipated changes in interest rates, credit standing, currency relationships or other factors

         For more  information  on the types of securities and  instruments  in which the Fund may invest and their risks,  see this
Prospectus under "Certain Risk Factors and Investment Methods" and the Company's SAI under "Investment Programs of the Funds."

         For more  information  on the  types of  securities  other  than  common  stocks  in which  the Fund may  invest,  see this
Prospectus under "Certain Risk Factors and Investment Methods" and the Company's SAI under "Investment Programs for the Funds."

         Temporary  Investments.  When the Sub-advisor  believes that market  conditions are not favorable for profitable  investing or when the Sub-advisor is otherwise unable to locate favorable  investment  opportunities,  the Fund's investments may be hedged to a greater  degree  and/or its cash or  similar  investments  may  increase.  In other  words,  the Fund does not  always  stay fully invested in stocks and bonds.  The Fund's cash and similar  investments may include  high-grade  commercial  paper,  certificates of deposit,  repurchase  agreements and money market funds managed by the Sub-advisor.  While the Fund is in a defensive position,  the opportunity to achieve its investment objective of long-term growth of capital will be limited.

ASAF PBHG SMALL-CAP GROWTH FUND:

Investment  Objective:  The investment  objective of the Fund (will be renamed Strategic Partners Small-Cap Growth Opportunity Fund)
is to seek capital growth.

Principal Investment Policies and Risks:

         The Fund will have a  non-fundamental  policy  to  invest,  under  normal  circumstances,  at least 80% of the value of its assets in small capitalization companies.  The 80% investment requirement applies at the time the Fund invests its assets.

         The Fund  pursues its  objective  by normally  investing  primarily  in the common  stocks of  small-sized  companies.  For purposes of the Fund, small-sized companies are those that have market  capitalizations  similar to the market capitalization of the companies in the Russell  2000(R)Growth Index at the time of the Fund's  investment.  The size of the  companies in the Russell 2000(R)
Growth Index will change with market conditions.

         The Sub-Advisor  believes that discipline and consistency  are important to long-term  investment  success.  This belief is reflected in its investment  process.  For this Fund, the Sub-Advisor  uses a fundamental and quantitative  investment  process that is extremely focused on business  momentum,  as demonstrated by such factors as earnings or revenue and sales growth.  Using its own fundamental  research and bottom-up  approach to investing,  the Sub-Advisor also identifies those companies which are currently out of favor in the market place but have the  potential  to achieve  significant  appreciation  as the market  place  recognizes  their fundamental  value and their growth  potential.  The Sub-Advisor  begins its investment  process by creating a universe of companies that possess the growth  characteristics  it seeks.  The universe is continually  updated.  The Sub-Advisor  then ranks each company in its universe  using  proprietary  software and research  models that  incorporate  attributes of successful  growth like positive earnings  surprises,  upward earnings  estimate  revisions and  accelerating  sales and earnings  growth.  The Sub-Advisor will also review its universe to identify  companies which possess growth  attributes but whose growth  potential and  fundamental  value have not been recognized by the market and whose stock may be considered  underpriced  using certain  financial  measurements such as its earning power vs. current stock price,  its dividend  income  potential,  its  price-to-earnings  ratio vs. similar  companies,  its competitive  advantages  like brand or market niche,  its management team and its current and future  business  prospects.  Finally, using its own  fundamental  research and a bottom-up  approach to investing,  the  Sub-Advisor  evaluates  each  company's  business momentum to  determine  whether the company can sustain  its current  growth  trend,  or if the company is  currently  out of market favor,  whether it has the potential to achieve  significant  appreciation  as the marketplace  recognizes its growth  potential and fundamental value.

         The  Sub-Advisor's  decision to sell a security  depends on many factors.  Generally  speaking,  however,  the  Sub-Advisor considers  selling a security when its anticipated  future  appreciation is no longer probable,  alternative  investments offer more superior appreciation  prospects,  the risk of a decline in its market price is too great or a deterioration in business momentum or fundamentals occurs or is expected by the Sub-Advisor to occur.

         Because the Fund  invests  primarily in common  stocks,  the primary risk of investing in the Fund is that the value of the stocks it holds might  decrease  and you could lose money.  The prices of the  securities  in the Fund will  fluctuate.  These price movements may occur because of changes in the financial  markets as a whole, a company's  individual  situation or industry changes.
These risks are greater for companies  with smaller  market  capitalizations  because they tend to have more limited  product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

Other Investments:

         The Fund may invest to a lesser  degree in types of  securities  other than  common  stocks,  including  preferred  stocks, warrants, and convertible securities.

In addition, the Fund may invest in the following types of securities and engage in the following investment techniques:

         Foreign  Securities.  The Fund may  invest  up to 15% of its  total  assets  in  foreign  securities.  The Fund may  invest directly in foreign  securities  denominated in foreign  currencies,  or may invest through  depositary  receipts or passive foreign investment  companies.  Generally,  the same  criteria  are used to select  foreign  securities  as  domestic  securities.  American
Depository  Receipts and foreign  issuers  traded in the United States are not  considered to be Foreign  Securities for purposes of this investment limitation.

         Futures,  Options and Other  Derivative  Instruments.  The Fund may enter into futures  contracts on securities,  financial indices and foreign  currencies  and  options on such  contracts,  and may invest in options on  securities,  financial  indices and foreign currencies,  forward contracts and interest rate swaps and swap-related products  (collectively  "derivative  instruments").
The Fund may use  derivative  instruments  to hedge the value of its portfolio  against  potential  adverse  movements in securities prices, currency exchange rates or interest rates.

         For more  information  on the  types of  securities  other  than  common  stocks  in which  the Fund may  invest,  see this
Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  When the Sub-advisor  believes that market  conditions are not favorable for profitable  investing or when the Sub-advisor is otherwise unable to locate favorable  investment  opportunities,  the Fund's investments may be hedged to a greater  degree  and/or its cash or  similar  investments  may  increase.  In other  words,  the Fund does not  always  stay fully invested in stocks and other equity securities.  The Fund's cash and similar  investments may include  high-grade  commercial paper, certificates of deposit,  repurchase  agreements and money market funds managed by the  Sub-advisor or others.  While the Fund is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

ASAF DEAM SMALL-CAP GROWTH FUND:

Investment  Objective:  The investment  objective of the Fund (will be renamed Strategic  Partners Managed Small-Cap Growth Fund) is
to seek maximum growth of investors' capital from a portfolio primarily of growth stocks of smaller companies.

Principal Investment Policies and Risks:

         The Fund will have a  non-fundamental  policy  to  invest,  under  normal  circumstances,  at least 80% of the value of its assets in small capitalization companies.  The 80% investment requirement applies at the time the Fund invests its assets.

         The Fund  pursues its  investment  objective  by normally  investing  primarily  in the equity  securities  of  small-sized companies  included in the Russell 2000(R)Growth Index.  Equity securities  include common stocks and securities  convertible into or exchangeable  for common  stocks,  including  warrants and rights.  The  Sub-advisor  employs an  investment  strategy that seeks to maintain a portfolio of equity  securities  which  approximates the market risk of those stocks included in the Russell 2000(R)Growth
Index,  but which  outperforms  the Russell 2000(R)Growth Index through active stock  selection.  The Russell 2000(R)Growth Index is a market  capitalization  index that measures the  performance of small-sized  companies  with above average growth  prospects.  As of
December 31, 2003,  the average  market  capitalization  of the companies in the Russell 2000(R)Growth Index was $579 million and the median  market  capitalization  was $461  million.  The size of the  companies  in the Russell  2000(R)Growth Index will change with market  conditions.  The  targeted  tracking  error of this Fund is 4% with a normal  deviation  of +/- 1%. It is possible  that the deviation may be higher.  For purposes of this Fund,  the strategy of attempting to correlate a stock  portfolio's  market risk with that of a particular  index, in this case the Russell 2000(R)Growth Index,  while improving upon the return of the same index through active stock selection, is called a "managed alpha" strategy.

         The  Sub-advisor  considers a number of factors in  determining  whether to invest in a growth  stock,  including  earnings growth rate,  analysts'  estimates of future earnings and  industry-relative  price  multiples.  Other factors are net income growth versus cash flow growth as well as earnings and price momentum.  In the selection of  investments,  long-term  capital  appreciation will take  precedence over short range market  fluctuations.  However,  the Fund may  occasionally  make  investments for short-term capital appreciation.  Current income will not be a significant factor in selecting investments.

         Like all common  stocks,  the market values of the common stocks held by the Fund can fluctuate  significantly,  reflecting the business  performance of the issuing company,  investor  perception or general economic or financial market  movements.  Because of the Fund's  focus on the stocks of smaller  growth  companies,  investment  in the Fund may involve  substantially  greater  than average share price  fluctuation  and  investment  risk. A fund focusing on growth stocks will  generally  involve  greater risk and share price  fluctuation  than a fund investing  primarily in value stocks.  While the Fund attempts to outperform the Russell 2000(R)
Growth Index, it is not expected that any  outperformance  will be  substantial.  The Fund also may  underperform  the Russell 2000(R)
Growth Index over short or extended periods.

         In addition,  investments  in securities of smaller  companies are generally  considered to offer greater  opportunity  for appreciation  and to involve  greater risk of  depreciation  than  securities  of larger  companies.  Smaller  companies  often have limited  product  lines,  markets or financial  resources,  and they may be dependent  upon one or a few key people for  management.
Because the  securities of small-cap  companies are not as broadly  traded as those of larger  companies,  they are often subject to wider and more abrupt  fluctuations  in market price.  Additional  reasons for the greater price  fluctuations  of these  securities include the less certain  growth  prospects of smaller firms and the greater  sensitivity  of small  companies to changing  economic conditions.

Other Investments:

         In addition to  investing  in common  stocks,  the Fund may also invest to a limited  degree in  preferred  stocks and debt securities  when they are believed by the  Sub-advisor  to offer  opportunities  for capital  growth.  Other types of  securities in which the Fund may invest include:

         Foreign  Securities.  The Fund may invest in securities of foreign  issuers in the form of depositary  receipts or that are denominated  in U.S.  dollars.  Foreign  securities in which the Fund may invest  include any type of security  consistent  with its investment objective and policies.  The prices of foreign securities may be more volatile than those of domestic securities.

         Options,  Financial  Futures and Other  Derivatives.  The Fund may deal in options on securities  and  securities  indices, which options may be listed for trading on a national securities exchange or traded  over-the-counter.  Options  transactions may be used to pursue the Fund's  investment  objective  and also to hedge  against  currency  and market  risks,  but are not intended for speculation.  The Fund may engage in financial  futures  transactions  on commodities  exchanges or boards of trade in an attempt to hedge against market risks.

         In addition to options and financial  futures,  the Fund may invest in a broad array of other  "derivative"  instruments in an effort to manage  investment  risk,  to increase or decrease  exposure to an asset class or  benchmark  (as a hedge or to enhance return),  or to create an investment position  indirectly.  The types of derivatives and techniques used by the Fund may change over time as new derivatives and strategies are developed or as regulatory changes occur.

         Additional  information  about the  other  investments  that the Fund may make and  their  risks is  included  below  under
"Certain Risk Factors and Investment Methods."

         Temporary  Investments.  When a defensive  position is deemed advisable because of prevailing market  conditions,  the Fund may invest without limit in high grade debt securities,  commercial paper, U.S.  Government  securities or cash or cash equivalents, including  repurchase  agreements.  While the Fund is in a defensive position,  the opportunity to achieve its investment  objective of maximum capital growth will be limited.

ASAF GABELLI SMALL-CAP VALUE FUND:

Investment  Objective:  The investment  objective of the Fund (will be renamed Strategic  Partners Small Company Fund) is to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.

Principal Investment Policies and Risks:

         The Fund will have a  non-fundamental  policy  to  invest,  under  normal  circumstances,  at least 80% of the value of its assets in small  capitalization  companies.  The 80%  investment  requirement  applies at the time the Fund invests its assets.  The
Fund generally defines small capitalization stocks as stocks of companies with a capitalization of $1.5 billion or less.

         Reflecting a value  approach to  investing,  the Fund will seek the stocks of companies  whose  current stock prices do not appear to  adequately  reflect  their  underlying  value as measured by assets,  earnings,  cash flow or  business  franchises.  The
Sub-advisor's  research team seeks to identify  companies that appear to be undervalued by various measures,  and may be temporarily out of favor, but have good prospects for capital  appreciation.  In selecting  investments,  the Sub-advisor generally looks to the following:

         (1) Low price/earnings, price/book value or total capitalization/cash flow ratios relative to the company's peers.

         (2) Low stock price relative to a company's underlying asset values.

         (3) A sound balance sheet and other positive financial characteristics.

         The  Sub-advisor  then  determines  whether  there is an  emerging  catalyst  that will  focus  investor  attention  on the underlying  assets of the company,  such as takeover  efforts,  a change in  management,  or a plan to improve the business  through restructuring or other means.

         The Fund may sell  securities  for a variety of reasons,  such as to secure  gains,  limit losses or re-deploy  assets into more  promising  opportunities.  The Fund will not sell a stock just  because the company  has grown to a market  capitalization  of more than $1.5 billion, and it may on occasion purchase companies with a market cap above $1.5 billion.

         As with all stock  funds,  the Fund's  share price can fall  because of weakness in the  securities  market as a whole,  in particular  industries or in specific  holdings.  Investing in small  companies  involves  greater risk of loss than is  customarily associated  with more  established  companies.  Stocks of small  companies may be subject to more abrupt or erratic price  movements than larger  company  stocks.  Small  companies  often have  limited  product  lines,  markets,  or financial  resources,  and their management may lack depth and  experience.  While a value approach to investing is generally  considered to involve less risk than a growth  approach,  investing in value stocks carries the risks that the market will not recognize the stock's  intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

Other Investments:

         Although the Fund will invest  primarily  in U.S.  common  stocks,  it may also  purchase  other types of  securities,  for example,  preferred  stocks,  convertible  securities,  warrants and bonds when  considered  consistent  with the Fund's  investment objective  and policies.  The Fund may purchase  preferred  stock for capital  appreciation  where the issuer has omitted,  or is in danger of  omitting,  payment  of the  dividend  on the  stock.  Debt  securities  would be  purchased  in  companies  that meet the investment criteria for the Fund.

         The Fund may  invest up to 20% of its total  assets in foreign  securities,  including  American  Depositary  Receipts  and securities of companies in developing  countries,  and may enter into forward foreign  currency  exchange  contracts.  (The Fund may invest in foreign  cash items as  described  below in excess of this 20%  limit.)  The Fund may enter into stock  index or  currency futures  contracts (or options  thereon) for hedging  purposes or to provide an efficient  means of managing the Fund's  exposure to the  equity  markets.  The Fund may also write  (sell)  call and put  options  and  purchase  put and call  options  on  securities, financial  indices,  and  currencies.  The Fund may invest up to 10% of its total assets in hybrid  instruments,  which  combine the characteristics  of futures,  options and securities.  For additional  information about these investments and their risks, see this
Prospectus under "Certain Risk Factors and Investment Methods" and the Company's SAI under "Investment Programs of the Funds."

         For more  information  on the  types of  securities  other  than  common  stocks  in which  the Fund may  invest,  see this
Prospectus under "Certain Risk Factors and Investment Methods" and the Company's SAI under "Investment Programs for the Funds."

         Temporary  Investments.  The Fund may  establish  and maintain cash reserves  without  limitation  for temporary  defensive purposes.  The Fund's reserves may be invested in high-quality  domestic and foreign money market instruments,  including repurchase agreements  and money  market  mutual  funds  managed  by the  Sub-advisor.  Cash  reserves  also  provide  flexibility  in  meeting redemptions and paying  expenses.  While the Fund is in a defensive  position,  the opportunity to achieve its investment  objective of long-term capital growth will be limited.

ASAF GOLDMAN SACHS MID-CAP GROWTH FUND:

Investment  Objective:  The  investment  objective of the Fund (will be renamed  Strategic  Partners Mid Cap Growth Fund) is to seek long-term growth of capital.

Principal Investment Policies and Risks:

         The Fund will have a  non-fundamental  policy  to  invest,  under  normal  circumstances,  at least 80% of the value of its assets in medium capitalization companies.  The 80% investment requirement applies at the time the Fund invests its assets.

         The Fund pursues its objective by investing  primarily in equity  securities  selected for their growth  potential.  Equity securities  include  common stocks,  preferred  stocks,  warrants and  securities  convertible  into or  exchangeable  for common or preferred stocks.  For purposes of the Fund,  medium-sized  companies are those whose market  capitalizations  (measured at the time of  investment)  fall  within  the range of  companies  in the  Standard  &Poor's  MidCap  400 Index  (the "S&P  400").  The market capitalizations  within the S&P 400 will vary,  but as of January 31,  2003,  they ranged from  approximately  $172  million to $7.3 billion.  The  Sub-advisor  generally  takes a "bottom up"  approach to  choosing  investments  for the Fund.  In other  words,  the
Sub-advisor  seeks to identify  individual  companies  with earnings  growth  potential  that may not be recognized by the market at large.  The Sub-advisor  makes this assessment by looking at companies one at a time,  regardless of size,  country of organization, place of principal business activity, or other similar selection criteria.

         Because the Fund may invest  substantially all of its assets in equity  securities,  the main risk of investing in the Fund is that the value of the equity  securities it holds might  decrease.  Stock values may  fluctuate in response to the  activities of an  individual  company or in response  to general  market or  economic  conditions.  As a fund that  invests  primarily  in mid-cap companies,  the Fund's risk and share price  fluctuation can be expected to be more than that of many funds  investing  primarily in large-cap  companies,  but less than that of many funds  investing  primarily in small-cap  companies.  In general,  the smaller the company,  the more likely it is to suffer significant losses as well as to realize  substantial  growth.  Smaller companies may lack depth of management,  they may be unable to generate funds necessary for growth or potential development,  or they may be developing or marketing products or services for which there are not yet, and may never be, established  markets.  In addition,  such companies may be subject to intense  competition  from  larger  companies,  and may have more  limited  trading  markets  than the markets for securities of larger issuers.

         The Fund  generally  intends to purchase  securities  for  long-term  investment  rather than  short-term  gains.  However, short-term  transactions  may  occur as the  result  of  liquidity  needs,  securities  having  reached  a  desired  price or yield, anticipated  changes in interest  rates or the credit  standing of an issuer,  or by reason of  economic or other  developments  not foreseen at the time the investment was made. To a limited  extent,  the Fund may purchase  securities in anticipation of relatively short-term price gains. The Fund may also sell one security and  simultaneously  purchase the same or a comparable  security to take advantage of short-term differentials in bond yields or securities prices.

         Special  Situations.  The Fund may invest in "special  situations".  A "special  situation"  arises when, in the opinion of the Sub-advisor,  the securities of a particular  company will be recognized and appreciate in value due to a specific  development, such as a  technological  breakthrough,  management  change or new  product at that  company.  Investment  in  "special  situations"
carries an additional  risk of loss in the event that the  anticipated  development  does not occur or does not attract the expected attention.

Other Investments:

         Although the Sub-advisor  expects to invest primarily in domestic and foreign equity  securities,  the Fund may also invest to a lesser  degree  in other  types of  securities,  such as debt  securities.  Debt  securities  may  include  bonds  rated  below investment  grade ("junk" bonds),  assets in mortgage- and asset-backed  securities and assets in zero coupon,  pay-in-kind and step coupon securities (securities that do not, or may not under certain circumstances, make regular interest payments).

         Index/structured  Securities.  The Fund may  invest  in  indexed/structured  securities,  which  typically  are  short-  to intermediate-term  debt  securities  whose value at  maturity  or interest  rate is linked to  currencies,  interest  rates,  equity securities,  indices,  commodity  prices or other  financial  indicators.  Such  securities may be positively or negatively  indexed
(i.e., their value increase or decrease if the reference index or instrument appreciates).

         Foreign  Securities.  The Fund may  invest  up to 25% of its net  assets  in  foreign  securities  denominated  in  foreign currencies  and not  publicly  traded in the  United  States.  The Fund may also  invest in  foreign  companies  through  depository receipts or passive foreign  investment  companies.  Generally,  the same criteria are used to select foreign securities as are used to select domestic  securities.  Foreign securities are generally  selected on a stock-by-stock  basis without regard to any defined allocation  among  countries or geographic  regions.  However,  certain  factors such as expected  levels of  inflation,  government policies  influencing  business  conditions,  the outlook for  currency  relationships,  and  prospects  for  economic  growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities.

         For more  information  on foreign  securities  and their  risks,  see this  Prospectus  under  "Certain  Risk  Factors  and
Investment Methods."

         Futures,  Options and Other  Derivative  Instruments.  The Fund may enter into futures  contracts on securities,  financial indices  and foreign  currencies  and  options on such  contracts  and may invest in options on  securities,  financial  indices and foreign currencies,  forward contracts and interest rate swaps and swap-related products  (collectively  "derivative  instruments").
The Fund may use  derivative  instruments to hedge or protect its portfolio from adverse  movements in securities  prices,  currency exchange  rates,  and interest rates. To a limited  extent,  the Fund may also use derivative  instruments for non-hedging  purposes such as seeking to enhance return.

         For more  information  on the types of securities in which the Fund may invest,  see this  Prospectus  under  "Certain Risk
Factors and Investment Methods."

         Temporary  Investments.  When the Sub-advisor believes that market conditions are unfavorable for profitable investing,  or when the Sub-advisor is otherwise unable to locate attractive investment  opportunities,  the Fund's cash or similar investments may increase.  In other  words,  the Fund does not  always  stay  fully  invested  in stocks.  Even when the Fund is  essentially  fully invested,  some  residual  amount of Fund  assets  will  remain in cash and  similar  investments.  These  investments  may  include commercial paper,  certificates of deposit,  repurchase agreements,  short-term debt obligations,  and money market funds (including funds  managed by the  Sub-advisor).  When the Fund's  investments  in cash or similar  investments  increase,  the  opportunity  to achieve its investment objective of long-term growth of capital may be limited.

ASAF NEUBERGER BERMAN MID-CAP VALUE FUND:

Investment  Objective:  The investment  objective of the Fund (will be renamed  Strategic  Partners  Relative Value Fund) is to seek capital growth.

Principal Investment Policies and Risks:

         The Fund will have a  non-fundamental  policy  to  invest,  under  normal  circumstances,  at least 80% of the value of its assets in medium capitalization companies.  The 80% investment requirement applies at the time the Fund invests its assets.

         Generally,  companies  with equity market  capitalizations  that fall within the range of the Russell  Midcap(R)Index at the time of investment  are  considered  mid-cap  companies  for purposes of the Fund.  Some of the Fund's assets may be invested in the securities  of large-cap  companies  as well as in small-cap  companies.  The Fund seeks to reduce risk by  diversifying  among many companies and industries.

         Under the Fund's value-oriented  investment approach,  the Sub-advisor looks for well-managed  companies whose stock prices are  undervalued  and that may rise in price when other  investors  realize their worth.  Fund managers may identify value stocks in several  ways,  including  based on  earnings,  book value or other  financial  measures.  Factors that the  Sub-advisor  may use to identify these companies  include strong  fundamentals,  such as a low  price-to-earnings  ratio,  consistent cash flow, and a sound track record through all phases of the market cycle.

         The Sub-advisor may also look for other  characteristics  in a company,  such as a strong position relative to competitors, a high level of stock  ownership  among  management,  or a recent  sharp  decline in stock price that  appears to be the result of a short-term market overreaction to negative news.

         The Sub-advisor  generally  considers selling a stock when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

         As a Fund that invests  primarily in the stocks of mid-cap  companies,  the Fund's risk and share price  fluctuation can be expected to be more than that of many funds investing primarily in large-cap  companies,  but less than that of many funds investing primarily in small-cap  companies.  Mid-cap stocks may fluctuate more widely in price than the market as a whole,  may  underperform other  types of stocks  when the  market or the  economy is not  robust,  or fall in price or be  difficult  to sell  during  market downturns.  While value investing  historically has involved less risk than investing in growth  companies,  the stocks purchased by the Fund may remain  undervalued  during a short or extended  period of time.  This may happen  because  value  stocks as a category lose favor with investors  compared to growth stocks,  or because the  Sub-advisor  failed to anticipate  which stocks or industries would benefit from changing market or economic conditions.

Other Investments:

         Although equity securities are normally the Fund's primary  investments,  it may invest in preferred stocks and convertible securities,  as well as the types of securities  described below.  Additional  information  about these  investments and the special risk factors that apply to them is included in this Prospectus under "Certain Risk Factors and Investment Methods."

         Fixed  Income  Securities.  The Fund may also invest in fixed income or debt  securities.  The Fund may invest up to 15% of its total  assets,  measured at the time of  investment,  in debt  securities  that are rated below  investment  grade or comparable unrated securities.  There is no minimum rating on the fixed income securities in which the Fund may invest.

         Foreign  Securities.  The Fund may invest up to 10% of the value of its total assets,  measured at the time of  investment, in equity and debt  securities that are  denominated in foreign  currencies.  There is no limitation on the percentage of the Fund's assets that may be invested in securities of foreign  companies that are  denominated  in U.S.  dollars.  In addition,  the Fund may enter into foreign  currency  transactions,  including  forward foreign  currency  contracts and options on foreign  currencies,  to manage currency risks, to facilitate  transactions in foreign securities,  and to repatriate dividend or interest income received in foreign currencies.

         Covered  Call  Options.  The Fund may try to reduce the risk of  securities  price  changes  (hedge) or generate  income by writing  (selling) covered call options against  securities held in its portfolio,  and may purchase call options in related closing transactions.  The value of securities against which options will be written will not exceed 10% of the Fund's net assets.

         Real Estate Investment  Trusts (REITS).  The Fund may invest in REITS.  REITS are pooled  investment  vehicles which invest primarily in real estate or real estate loans.  Additional  information  about these  investments  and the special risk factors that apply to them is included in this Prospectus and the Fund's SAI under "Certain Risk Factors and Investment Methods."

         For more  information  on the types of securities in which the Fund may invest,  see this  Prospectus  under  "Certain Risk
Factors and Investment Methods" and the Company's SAI under "Investment Programs for the Funds."

         Temporary  Investments.  When the Fund anticipates  unusual market or other conditions,  it may temporarily depart from its objective  of  capital  growth and invest  substantially  in  high-quality  short-term  investments.  This could help the Fund avoid losses but may mean lost opportunities.

ASAF INVESCO TECHNOLOGY FUND:

Investment  Objective:  The  investment  objective  of the Fund  (will be renamed  Strategic  Partners  Technology  Fund) is to seek capital growth by investing primarily in the equity securities of companies engaged in technology-related industries.

Principal Investment Policies and Risks:

         The Fund normally will have a non-fundamental  policy to invest, under normal  circumstances,  at least 80% of the value of its assets in  securities  issued by  technology-related  companies.  The 80%  investment  requirement  applies at the time the Fund invests  its  assets.  These  industries  include,  but are not  limited  to,  applied  technology,  biotechnology,  communications, computers,  video,  electronics,  Internet,  IT services and consulting,  oceanography,  office and factory automation,  networking, robotics,  and video.  A portion of the Fund's  assets may be invested  outside of this  sector.  To  determine  whether a potential investment is doing business in the technology sector, a company must meet at least one of the following tests:

o        At least 50% of its gross income or its net sales must come from activities in the technology sector;
o        At least 50% of its assets must be devoted to producing revenues from the technology sector; or
o        Based on other available information, the Sub-advisor determines that its primary business is within the technology sector

         The Sub-advisor uses a bottom-up approach to create the Fund's investment  portfolio,  focusing on company fundamentals and growth  prospects when selecting  securities.  In general,  the Fund  emphasizes  strongly  managed  companies that the  Sub-advisor believes  will  generate  above-average  growth  rates  for the next  three to five  years.  The  Sub-advisor  prefers  markets  and industries where leadership is in a few hands, and tends to avoid slower-growing markets or industries.

         A core portion of the Fund's portfolio is invested in  market-leading  technology  companies that the Sub-advisor  believes will  maintain or improve  their  market share  regardless  of overall  economic  conditions.  These  companies  are usually  large, established firms that are leaders in their field and have a strategic  advantage over many of their  competitors.  The remainder of the Fund's portfolio consists of faster-growing,  more volatile  technology  companies that the Sub-advisor  believes to be emerging leaders in their fields.

         As with any fund investing  primarily in equity  securities,  the Fund is subject to the risk that the equity securities in which it invests will decline in value.  Although the Fund's  investments are  diversified  across the technology  sector,  they are limited to a  comparatively  narrow  segment of the economy.  Therefore,  the Fund is not as diversified as most other mutual funds, and far less  diversified than the broad  securities  market.  This means that the Fund's share price may fluctuate more rapidly and to a greater degree than other funds. In addition,  many of the products and services  offered by the technology  companies in which the Fund  invests  are  subject to rapid  obsolescence,  which may reduce the value of the  securities  of those  companies.  To the extent the Fund invests in smaller,  faster-growing  technology companies,  the Fund's level of risk and share price fluctuation may increase.

Other Investments:

         In addition to  investing  in equity  securities,  the Fund may also invest in debt  securities.  The Fund may invest up to
25% of its assets in  securities  of non-U.S.  issuers.  Securities  of Canadian  issuers and American  Depositary  Receipts are not subject to this 25% limitation.  The Fund may invest in futures contracts,  options on specific securities,  stock indices and stock index futures,  forward foreign  currency  exchange  contracts and other types of derivative  instruments  (including  swaps,  caps, floors and collars).

         For more  information  on the types of securities in which the Fund may invest,  see this  Prospectus  under  "Certain Risk
Factors and Investment Methods" and the Company's SAI under "Investment Programs for the Funds."

         Temporary  Investments.  When  securities  markets or economic  conditions are  unfavorable or unsettled,  the  Sub-advisor might try to protect  the assets of the Fund by  investing  in high  quality  money  market  instruments,  such as  short-term  U.S.
government  obligations,  commercial  paper or repurchase  agreements.  The Fund has the right to invest up to 100% of its assets in these  securities,  although it is unlikely to do so.  While the fund is in a defensive  position,  the  opportunity  to achieve its investment objective will be limited.

ASAF INVESCO HEALTH SCIENCES FUND:

Investment  Objective:  The investment  objective of the Fund (will be renamed  Strategic  Partners Health Sciences Fund) is to seek growth.

Principal Investment Policies and Risks:

         The Fund will have a  non-fundamental  policy  to  invest,  under  normal  circumstances,  at least 80% of the value of its assets in  securities  of companies  that  develop,  produce or  distribute  products or services  related to health  care.  The 80%
investment  requirement  applies at the time the Fund invests its assets.  These companies include,  but are not limited to, medical equipment or supplies,  pharmaceuticals,  health care facilities,  and applied research and development of new products or services.
A portion of the Fund's assets is not required to be invested in the sector.  To determine  whether a potential  investment is truly doing business in a particular sector, a company must meet at least one of the following tests:

o        At least 50% of its gross income or its net sales must come from activities in the health sciences sector;
o        At least 50% of its assets must be devoted to producing revenues from the health sciences sector; or
o        Based on other available  information,  the Sub-advisor  determines that its primary business is within the health sciences sector.

         The Fund is aggressively  managed.  It primarily  invests in equity  securities that the Sub-advisor  believes will rise in price  faster than other  securities,  as well as options  and other  investments  whose  values are based upon the values of equity securities.

         The  Sub-advisor  uses a "bottom up" investment  approach to create the Fund's  investment  portfolio,  focusing on company fundamentals and growth prospects when selecting  securities.  In general,  the Fund emphasizes  strongly managed companies that the
Sub-advisor  believes will generate  above-average  growth rates for the next three to five years.  The Sub-advisor  prefers markets and industries where leadership is in a few hands, and tends to avoid slower-growing markets or industries.

         The  Sub-advisor  attempts  to blend  well-established  health  care  firms with  faster-growing,  more  dynamic  entities.
Well-established  health care  companies  typically  provide  liquidity and earnings  visibility  for the  investment  portfolio and represent  core  holdings  in the Fund.  The  remainder  of the  portfolio  consists of  faster-growing,  more  dynamic  health care companies,  which have new products or are  increasing  their market share of existing  products.  Many  faster-growing  health care companies  have limited  operating  histories and their  potential  profitability  may be dependent on regulatory  approval of their products, which increases the volatility of these companies' securities prices.

         Many of these  activities  are funded or subsidized by  governments;  withdrawal or curtailment of this support could lower the  profitability  and  market  prices of such  companies.  Changes in  government  regulation  could also have an adverse  impact.
Continuing technological advances may mean rapid obsolescence of products and services.

         The Fund's  investments are diversified across the health sciences sector.  However,  because those investments are limited to a  comparatively  narrow  segment of the economy,  the Fund's  investments  are not as  diversified as investments of most mutual funds, and far less diversified  than the broad  securities  markets.  This means that the Fund tends to be more volatile than other mutual funds,  and the values of its portfolio  investments  tend to go up and down more rapidly.  As a result,  the value of a Fund share may rise or fall rapidly.

         The Fund is  subject  to other  principal  risks  such as  potential  conflicts,  market,  foreign  securities,  liquidity, counterparty and lack of timely information risks.

Other Investments:

         The Fund may also  invest in  American  Depositary  Receipts  (ADRs) and  repurchase  agreements.  The Fund may use futures contracts and related  options,  options on  securities,  securities  indices and currencies to attempt to hedge against the overall level of risk  normally  associated  with the  Fund's  investments.  The Fund may  invest  up to 25% of their  respective  assets in securities of non-U.S.  issuers.  Securities of Canadian  issuers and ADRs are not subject to this 25%  limitation.  For  additional information  about these  investments  and risks,  see this Prospectus  under "Certain Risk Factors and Investment  Methods" and the
Company's SAI under "Investment Programs of the Funds."

         For more  information  on the types of securities in which the Fund may invest,  see this  Prospectus  under  "Certain Risk
Factors and Investment Methods" and the Company's SAI under "Investment Programs for the Funds."

         Temporary  Investments.  When  securities  markets or economic  conditions are  unfavorable or unsettled,  the  Sub-advisor might try to protect the assets of the Fund by  investing in  securities  that are highly  liquid such as high quality  money market instruments,  like short-term U.S. government  obligations,  commercial paper or repurchase agreements,  even though that is not the normal  investment  strategy  of the  Fund.  The  Sub-advisor  has the  right to  invest  up to 100% of the  Fund's  assets in these securities,  although the  Sub-advisor is unlikely to do so. Even though the securities  purchased for defensive  purposes often are considered the  equivalent of cash,  they have their own risks.  Investments  that are highly liquid or  comparatively  safe tend to offer lower returns.  Therefore,  the Fund's  performance  could be  comparatively  lower if it concentrates in defensive  holdings.
While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.

ASAF PROFUND MANAGED OTC FUND:

Investment  Objective:  The investment  objective of the Fund (will be renamed  Strategic  Partners  Managed OTC Fund) is to provide investment  results  that  correlate  to the  performance  of a benchmark  for  securities  that are traded in the  over-the-counter market.  The Fund's current benchmark is a multiple of the NASDAQ-100 Index.

Principal Investment Policies and Risks:

         The Fund will pursue its  objective by investing  primarily in  securities of companies  included in the  NASDAQ-100  Index
(the  "NASDAQ-100")  (or equity  securities that, in the  Sub-advisor's  opinion should simulate the movement of the NASDAQ-100) and leveraged  instruments,  such as futures  contracts,  options  and swaps  relating  to the  NASDAQ-100.  The Fund may also  sampling techniques in seeking its investment objective.  The NASDAQ-100 is a modified  capitalization-weighted  index composed of the equity securities  of 100 of the largest  non-financial  companies  listed on the National  Association  of  Securities  Dealers  Automated
Quotations  System.  The Sub-advisor will attempt to consistently use leveraged  instruments to increase the Fund's exposure to 125%
of the  NASDAQ-100.  If the  Sub-advisor  achieves this goal, the value of the Fund's shares will tend to increase on a daily basis, before fees and expenses,  by 125% of the value of any increase in the  NASDAQ-100  and when the value of the  NASDAQ-100  declines, the value of the Fund's  shares will tend to  decrease  on a daily  basis,  before  fees and  expenses,  by 125% of the value of any decrease in the Index (e.g.,  if the  NASDAQ-100  goes down by 5%, the value of the Fund's  shares  should go down by  approximately
6.25% on that day).

         The  Sub-advisor  uses  quantitative  analysis  techniques to structure the Fund to obtain the highest  correlation  to the daily movement of the  NASDAQ-100,  while  remaining fully invested in all market  environments.  The  Sub-advisor  will monitor the
Fund on an  ongoing  basis,  and make  adjustments  as  necessary  to  minimize  tracking  error.  The Fund does not seek to provide correlation  with its  benchmark  over a period of time other than daily  because  mathematical  compounding  prevents the Fund from achieving such results.

         As a fund that may invest a substantial  portion of its assets in stocks,  the Fund is subject to the risks associated with stock investments,  and the Fund's share price therefore may fluctuate  substantially.  Because the Fund seeks to provide investment results that magnify  fluctuations in the NASDAQ-100,  and will use leveraged  instruments to help achieve this objective,  the Fund will be subject to greater risk and share price  fluctuation  than a Fund that attempts to match the  performance  of the Index.  In addition,  while it is anticipated  that the Fund will invest mainly in the securities of large  companies,  the Fund may be subject to a greater level of risk than the average  large-cap  fund based upon the  relatively  volatile  nature of the securities in which the Fund will invest such as  technology  related  companies.  While it is not  expected  that the changes in net asset value of the
Fund will  deviate  substantially  from the  Fund's  goal of  achieving  results  corresponding  to 125% of the daily  return of the
NASDAQ-100,  factors such as Fund expenses,  timing in receiving  shareholder  activity,  imperfect  correlation  between the Fund's investments and those of the NASDAQ-100,  rounding of share prices,  changes to the benchmark,  regulatory  policies,  and leverage, may affect  the Fund's  ability to  achieve  this  objective.  The  magnitude  of any  tracking  error may be  affected  by a higher portfolio turnover rate.

         Non-Diversified  Status.  The Fund is classified as a  "non-diversified"  investment company under the 1940 Act. This means it may invest in the  securities  of a  relatively  small  number of  issuers.  If the assets of the Fund are  invested in a limited number of issuers,  a single security's  increase or decrease in value may have a greater impact on the Fund's share price and total return,  and the Fund may be more  susceptible to a single adverse  economic or regulatory  occurrence.  Because of this, the Fund's share price can be expected to fluctuate more than a comparable diversified fund.

Other Investments:

         As noted  above,  the Fund may enter into  futures and  options  transactions.  Specifically,  the Fund may  purchase  call options and write (sell) put options on securities  and  securities  indices,  and may enter into stock index futures  contracts and related  options.  The Fund may use futures  contracts and related  options for bona fide hedging  purposes to offset changes in the value of securities held or expected to be acquired.  They may also be used to gain or increase  exposure to a particular  market or instrument,  and for certain  other  tax-related  purposes.  The Fund will only enter into  futures  contracts  traded on a national futures exchange or board of trade. The Fund may invest in financial  instruments such as equity caps,  collars,  floors,  swaps and depository receipts.  The Fund may also purchase U.S. Government securities.

         For further  information on these  securities and investment  practices and their risks, see this Prospectus under "Certain
Risk Factors and Investment Methods" and the Company's SAI under "Investment Programs of the Funds."

ASAF MARSICO CAPITAL GROWTH FUND:

Investment  Objective:  The investment  objective of the Fund (will be renamed  Strategic  Partners  Capital Growth Fund) is to seek capital  growth.  This is a  fundamental  objective of the Fund.  Income is not an investment  objective and any income  realized on the Fund's investments, therefore, will be incidental to the Fund's objective.

Principal Investment Policies and Risks:

         The Fund will pursue its objective by investing  primarily in common stocks.  The Sub-advisor  expects that the majority of the Fund's assets will be invested in the common stocks of larger, more established companies.

         In selecting  investments  for the Fund, the Sub-advisor  uses an approach that combines "top down" economic  analysis with
"bottom up" stock  selection.  The "top down" approach  takes into  consideration  such  macro-economic  factors as interest  rates, inflation,  the regulatory  environment,  and the global  competitive  landscape.  In addition,  the Sub-advisor  also examines such factors as the most  attractive  global  investment  opportunities,  industry  consolidation,  and the  sustainability  of  economic trends. As a result of this "top down" analysis,  the Sub-advisor  identifies sectors,  industries and companies that should benefit from the trends the Sub-advisor has observed.

         The  Sub-advisor  then looks for  individual  companies  with earnings  growth  potential that may not be recognized by the market at large. In determining  whether a particular company may be a suitable  investment by the Fund, the Sub-advisor  focuses on a number of different  attributes,  including the company's  specific market  expertise or dominance,  its franchise  durability and pricing power,  solid  fundamentals  (e.g., a strong balance sheet,  improving  returns on equity,  and the ability to generate free cash  flow,  apparent  use of  conservative  accounting  standards,  and  transparent  financial  disclosure),  strong  and  ethical management,  apparent commitment to shareholder  interests and reasonable  valuations in the context of projected growth rates. This is called "bottom up" stock selection.

         The primary risk associated  with investment in the Fund will be the risk that the equity  securities held by the Fund will decline in value.  The risk of the Fund is expected to be  commensurate  with that of other funds using a growth  strategy to invest in the stocks of large and medium-sized companies.

         Although it is the general  policy of the Fund to purchase  and hold  securities  for capital  growth,  changes in the Fund will be made as the  Sub-advisor  deems  advisable.  For example,  portfolio  changes may result from  liquidity  needs,  securities having reached a desired price, or by reason of developments not foreseen at the time of the investment was made.

         Special  Situations.  The Fund may invest in "special  situations"  from time to time. A "special  situation"  arises when, in the opinion of the  Sub-advisor,  the  securities  of a  particular  company  will be  recognized  and increase in value due to a specific  development,  such as a  technological  breakthrough,  management  change or new product at that  company.  Investment  in
"special  situations"  carries an additional risk of loss in the event that the anticipated  development  does not occur or does not attract the expected attention.

Other Investments:

         The Fund may also invest to a lesser degree in preferred  stocks,  convertible  securities,  warrants,  and debt securities when the Fund perceives an opportunity  for capital growth from such  securities.  The Fund may invest up to 10% of its total assets in debt securities, which may include corporate bonds and debentures and government securities.

         The Fund may also purchase  securities of foreign  issuers,  including  foreign  equity and debt  securities and depositary receipts.  Foreign  securities  are selected  primarily on a  stock-by-stock  basis without regard to any defined  allocation  among countries  or  geographic  regions.  The Fund may also use a variety of currency  hedging  techniques,  including  forward  currency contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

         Index/structured  Securities. The Fund may invest without limit in index/structured  securities,  which are debt securities whose value at maturity or interest rate is linked to currencies,  interest rates, equity securities,  indices,  commodity prices or other  financial  indicators.  Such securities may be positively or negatively  indexed (i.e.,  their value may increase or decrease if the reference index or instrument  appreciates).  Index/structured  securities may have return characteristics  similar to direct investments  in the underlying  instruments,  but may be more volatile than the  underlying  instruments.  The Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer of the index/structured security.

         Futures,  Options  and Other  Derivative  Instruments.  The Fund may  purchase  and write  (sell)  options  on  securities, financial  indices,  and foreign  currencies,  and may invest in futures  contracts on securities,  financial  indices,  and foreign currencies,  options on futures  contracts,  forward contracts and swaps and swap-related  products.  These instruments will be used primarily to hedge the Fund's  positions  against  potential  adverse  movements in securities  prices,  foreign currency markets or interest rates. To a limited extent,  the Fund may also use derivative  instruments for non-hedging  purposes such as increasing the
Fund's income or otherwise enhancing return.

         For an additional  discussion of many of these types of securities  and their risks,  see this  Prospectus  under  "Certain
Risk Factors and Investment Methods."

         Also, for more  information  on the types of securities in which the Fund may invest,  see this  Prospectus  under "Certain
Risk Factors and Investment Methods" and the Company's SAI under "Investment Programs for the Funds."

         Temporary  Investments.  Although the Sub-advisor  expects to invest  primarily in equity  securities,  the Sub-advisor may increase the Fund's cash position without  limitation when the Sub-advisor  believes that appropriate  investment  opportunities for capital  growth with  desirable  risk/reward  characteristics  are  unavailable.  Cash and  similar  investments  (whether  made for defensive  purposes or to receive a return on idle cash) will  include  high-grade  commercial  paper,  certificates  of deposit and repurchase  agreements.  While the Fund is in a defensive position,  the opportunity to achieve its investment  objective of capital growth will be limited.

ASAF GOLDMAN SACHS CONCENTRATED GROWTH FUND:

Investment  Objective:  The investment  objective of the Fund (will be renamed Strategic  Partners  Concentrated  Growth Fund) is to
seek growth of capital.

Principal Investment Policies and Risks:

         The Fund will pursue its objective by investing  primarily in equity  securities.  Equity securities include common stocks, preferred  securities,  warrants and securities  convertible into or exchangeable for common or preferred  stocks.  Investments will be in companies that the Sub-advisor  believes have potential to achieve  capital  appreciation  over the long-term.  The Fund seeks to achieve its investment objective by investing,  under normal circumstances,  in approximately 30-45 companies that are considered by the Sub-advisor to be positioned for long-term growth.

         Because the Fund  invests a  substantial  portion (or all) of its assets in equity  securities,  the Fund is subject to the risks associated with investments in equity securities,  and the Fund's share price therefore may fluctuate  substantially.  This is true  despite  the Fund's  focus on the equity  securities  of larger  more-established  companies.  The Fund's  share price will be affected  by changes in the stock  markets  generally,  and factors  specific to a company or an industry  will affect the prices of particular  stocks held by the Fund (for example,  poor earnings,  loss of major customers,  major litigation  against an issuer, or changes in government  regulations  affecting an industry).  Because of the types of securities in which the Fund invests,  the Fund is designed for those who are investing for the long term.

         The Fund  generally  intends to purchase  securities  for  long-term  investment  rather than  short-term  gains.  However, short-term  transactions  may  occur as the  result  of  liquidity  needs,  securities  having  reached  a  desired  price or yield, anticipated  changes in interest  rates or the credit  standing of an issuer,  or by reason of  economic or other  developments  not foreseen at the time the investment was made.

         Non-Diversified  Status.  The Fund is classified as a  "non-diversified"  investment  company under the Investment  Company
Act of 1940 (the "1940 Act").  In other words,  it may hold larger  positions in a smaller  number of securities  than a diversified fund.  As a result,  a single  security's  increase  or decrease  in value may have a greater  impact on the Fund's  share price and total return.  Because of this, the Fund's share price can be expected to fluctuate more than a comparable diversified fund.

         Special  Situations.  The Fund may invest in "special  situations"  from time to time. A "special  situation"  arises when, in the opinion of the  Sub-advisor,  the  securities  of a particular  company will be recognized  and  appreciate in value due to a specific  development,  such as a  technological  breakthrough,  management  change or new product at that  company.  Investment  in
"special  situations"  carries an additional risk of loss in the event that the anticipated  development  does not occur or does not attract the expected attention.

Other Investments:

         Although the Sub-advisor  expects to invest primarily in equity securities,  the Fund may also invest to a lesser degree in debt  securities  when the Fund  perceives  an  opportunity  for  capital  growth from such  securities.  The Fund is subject to the following percentage limitations on investing in certain types of debt securities:

         -- 35% of its assets in bonds rated below investment grade by the primary rating agencies ("junk" bonds).
         -- 25% of its assets in mortgage- and asset-backed securities.
         -- 10% of its assets in zero  coupon,  pay-in-kind  and step coupon  securities  (securities  that do not, or may not under certain circumstances, make regular interest payments).

         The Fund may make short sales  "against the box." In addition,  the Fund may invest in the  following  types of  securities and engage in the following investment techniques:

         Foreign  Securities.  The  Fund may also  purchase  securities  of  foreign  issuers,  including  foreign  equity  and debt securities and  depositary  receipts.  Foreign  securities are selected  primarily on a  stock-by-stock  basis without regard to any defined  allocation  among  countries  or  geographic  regions.  No more than 25% of the Fund's  assets may be  invested  in foreign securities denominated in foreign currencies and not publicly traded in the United States.

         Futures,  Options and Other  Derivative  Instruments.  The Fund may enter into futures  contracts on securities,  financial indices  and foreign  currencies  and  options on such  contracts  and may invest in options on  securities,  financial  indices and foreign currencies,  forward contracts and interest rate swaps and swap-related products  (collectively  "derivative  instruments").
The Fund  intends to use most  derivative  instruments  primarily  to hedge the value of its  portfolio  against  potential  adverse movements in securities  prices,  foreign currency markets or interest rates. To a limited extent,  the Fund may also use derivative instruments  for  non-hedging  purposes  such as seeking to increase  income.  The Fund may also use a variety of  currency  hedging techniques,  including  forward  foreign  currency  exchange  contracts,  to manage  exchange rate risk with respect to  investments exposed to foreign currency fluctuations.

         For more  information  on the  types of  securities  other  than  common  stocks  in which  the Fund may  invest,  see this
Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  The Sub-advisor may increase the Fund's cash position  without  limitation when the Sub-advisor is of the opinion  that  appropriate  investment  opportunities  for capital  growth with  desirable  risk/reward  characteristics  are unavailable.  Cash and similar  investments  (whether made for defensive  purposes or to receive a return on idle cash) will include high-grade  commercial  paper,  certificates of deposit,  repurchase  agreements and money market funds managed by the  Sub-advisor.
While the Fund is in a defensive  position,  the  opportunity  for the Fund to achieve its  investment  objectives of capital growth will be limited.

ASAF LARGE-CAP GROWTH FUND:

Investment  Objective:  The investment  objective of the Fund (will be renamed Strategic  Partners Managed Large-Cap Growth Fund) is
to seek maximum growth of investors' capital from a portfolio primarily of growth stocks of larger companies.

Principal Investment Policies and Risks:

         The Fund will have a  non-fundamental  policy  to  invest,  under  normal  circumstances,  at least 80% of the value of its assets in  securities  issued  by large  capitalization  companies.  The 80%  investment  requirement  applies  at the time the Fund invests its assets.

         The Fund  pursues its  investment  objective  by normally  investing  primarily  in the equity  securities  of  large-sized companies  included in the Russell 1000(R)Growth Index.  Equity securities  include common stocks and securities  convertible into or exchangeable  for common stocks,  including  warrants and rights.  The Russell 1000(R)Growth Index is a market  capitalization  index that measures the  performance of large,  established  companies with above average growth  prospects.  As of December 31, 2003, the average market  capitalization  of the companies in the Russell 1000(R)Growth Index was  approximately  $13.47 billion and the median market  capitalization  was  approximately  $3.97  billion.  The size of the companies in the Russell 1000(R)Growth Index will change with market conditions.

         The Sub-advisor  follows a highly disciplined  investment  selection and management  process of identifying  companies that show superior  absolute and relative earnings growth and also are attractively  valued.  Earnings  predictability  and confidence in earnings  forecasts  are important  parts of the selection  process.  Current  income will not be a significant  factor in selecting investments.  The  Sub-adviser  considers  selling or reducing a stock position when, in the opinion of the  Sub-adviser,  the stock has experienced a fundamental  disappointment in earnings;  it has reached an  intermediate-term  price objective and its outlook no longer seems  sufficiently  promising;  a relatively  more  attractive  stock emerges;  or the stock has  experienced  adverse price movement

         Like all common  stocks,  the market values of the common stocks held by the Fund can fluctuate  significantly,  reflecting the business  performance  of the issuing  company,  investor  perception or general  economic or financial  market  movements.  The
Fund's  focus on the stocks of large,  more  established  companies  may mean that its level of risk is lower than a fund  investing primarily in smaller  companies.  A fund focusing on growth stocks will generally  involve greater risk and share price  fluctuation than a fund investing primarily in value stocks.

Other Investments:

         In addition to  investing  in common  stocks,  the Fund may also invest to a limited  degree in  preferred  stocks and debt securities  when they are believed by the  Sub-advisor  to offer  opportunities  for capital  growth.  Other types of  securities in which the Fund may invest include:

         Foreign  Securities.  The Fund may invest in securities of foreign  issuers in the form of depositary  receipts or that are denominated  in U.S.  dollars.  Foreign  securities in which the Fund may invest  include any type of security  consistent  with its investment objective and policies.  The prices of foreign securities may be more volatile than those of domestic securities.

         Options,  Financial  Futures  and Other  Derivatives.  The Fund may  invest  in  futures  contracts  under  certain  market conditions.  In  addition,  the Fund may deal in options on  securities  and  securities  indices,  which  options may be listed for trading  on a  national  securities  exchange  or traded  over-the-counter.  Options  transactions  may be used to pursue the Fund's investment  objective and also to hedge against currency and market risks, but are not intended for  speculation.  In addition,  the
Fund may engage in  financial  futures  transactions  on  commodities  exchanges  or boards of trade in an attempt to hedge  against market risks.

         In addition to options and financial  futures,  the Fund may invest in a broad array of other  "derivative"  instruments in an effort to manage  investment  risk,  to increase or decrease  exposure to an asset class or  benchmark  (as a hedge or to enhance return),  or to create an investment position  indirectly.  The types of derivatives and techniques used by the Fund may change over time as new derivatives and strategies are developed or as regulatory changes occur.

         Additional  information  about the  other  investments  that the Fund may make and  their  risks is  included  below  under
"Certain Risk Factors and Investment Methods."

         Temporary  Investments.  When a defensive  position is deemed advisable because of prevailing market  conditions,  the Fund may invest without limit in high grade debt securities,  commercial paper, U.S.  Government  securities or cash or cash equivalents, including  repurchase  agreements.  While the Fund is in a defensive position,  the opportunity to achieve its investment  objective of maximum capital growth will be limited.

ASAF T. ROWE PRICE TAX MANAGED FUND:

Investment  Objective:  The investment  objective of the Fund is to seek attractive  long-term capital  appreciation on an after-tax basis.

Principal Investment Policies and Risks:

         The Fund will invest  primarily in  large-capitalization  stocks selected  mainly from the 1,000 largest U.S.  companies as measured by their  capitalization.  Stock  selection  is based on a  combination  of  fundamental,  bottom-up  analysis and top-down quantitative  strategies that seek to identify companies with superior long-term appreciation  prospects.  Generally the Sub-advisor uses a growth approach to stock selection,  looking for companies with one or more of the following characteristics:  a demonstrated ability to  consistently  increase  revenues,  earnings,  and cash flow;  capable  management;  attractive  business  niches;  and a sustainable  competitive  advantage.  Valuation measures,  such as a company's  price/earnings  ratio relative to the market and its own growth rate, are also considered.

         Generally,   the  Fund  will  limit  exposure  to  high-yielding   stocks.   However,  the  payment  of  dividends  -  even
higher-than-average dividends - does not disqualify a stock from consideration for the Fund's portfolio.

         The Fund seeks  long-term  appreciation  while  minimizing  taxable  distributions  of capital  gains and  dividends.  This approach is intended to reduce the negative  effects of federal  taxation and may increase  after-tax  returns compared with similar funds that do not make tax  efficiency a primary  focus.  To accomplish  the Fund's goal of minimizing  taxable  distributions,  the
Sub-advisor  will strive to avoid realizing  capital gains by limiting sales of existing  holdings.  However,  gains may be realized when it is believed that the risk of holding a security  outweighs tax  considerations.  When gains are taken,  the Sub-advisor will attempt to offset them with losses from other  securities.  This may be  accomplished  by selling  certain  securities at a loss and investing the proceeds in similar securities.

         When shares that have  appreciated  are sold, the Sub-advisor  will attempt to limit realized  capital gains by selling the highest-cost  securities in a position first (that is, the shares on which the Fund has the smallest  gain).  The  Sub-advisor  will strive to keep  income  from  taxable  dividends  low.  There is no  guarantee  the  Sub-advisor's  attempts to manage the Fund in a tax-efficient manner will be successful, or that the Fund will achieve its objectives.

         Growth stocks can be volatile for several  reasons.  Since growth  companies  usually  reinvest a high  proportion of their earnings in their own businesses,  they may lack the dividends  often  associated with value stocks that could cushion their decline in a falling  market.  Also,  since  investors  buy growth stocks  because of their  expected  superior  earnings  growth,  earnings disappointments  often result in sharp price  declines.  Investors  should be aware that the stock market as a whole can decline for many reasons including adverse political or economic  developments and adverse market conditions in the U. S. or abroad,  changes in investor  psychology or heavy  institutional  selling.  Prospects for an industry or company may deteriorate because of a variety of factors,  including  disappointing  earnings  or changes in the  competitive  environment.  To the extent  that the Fund  invests in technology  stocks,  one should be aware that they are particularly  volatile and subject to greater price swings, up and down, than the broad market.

Other Investments:

         While most assets will be invested in U.S. common stocks,  other  securities may also be purchased,  including  convertible securities,  warrants,  foreign stocks, futures, and options in keeping with Fund objectives.  In pursuing the Fund's objective, the
Sub-advisor  has the discretion to purchase some  securities  that do not meet its normal  investment  criteria when it perceives an unusual  opportunity  for gain.  These special  situations  might arise when the  Sub-advisor  believes a security could increase in value for a variety of reasons,  including a change in management,  an extraordinary  corporate  event, or a temporary  imbalance in the supply of or demand for the securities.

         The Fund may invest up to 25% of its total assets  (excluding  short-term  high quality  foreign and domestic  money market instruments) in foreign securities,  including  nondollar-denominated  securities traded outside of the U.S. and  dollar-denominated securities  of  foreign  issuers  traded in the U.S.  (such as ADRs).  The Fund may also  enter  into  foreign  exchange  contracts.
Foreign  stock  holdings  are subject to the risk that some  holdings  may lose value  because of declining  foreign  currencies  or adverse  political  or economic  events  overseas.  The Fund may enter into futures and options  contracts  for a number of reasons, including:  to manage Fund exposure to changes in securities prices and foreign currencies;  as an efficient means of adjusting Fund overall exposure to certain markets;  to hedge against a potentially  unfavorable  change in interest rates; in an effort to enhance income;  as a cash  management  tool;  and to protect the value of  portfolio  securities.  Call and put options may be purchased or sold on  securities,  financial  indices,  and foreign  currencies.  Investments  in futures  and options are subject to  additional volatility  and  potential  losses.  The Fund may invest up to 10% of its total  assets in hybrid  instruments,  which  combine  the characteristics of futures, options and securities.

         For  additional  information  about these  investments  and risks,  see this  Prospectus  under  "Certain  Risk Factors and
Investment Methods" and the Company's SAI under "Investment Programs of the Funds."

         Temporary  Investments.  The Fund may  establish  and maintain cash reserves  without  limitation  for temporary  defensive purposes.  The Fund's reserves may be invested in short-term,  tax-exempt  money market  securities  (including  money market mutual funds  managed  by the  Sub-advisor  or  affiliates),  as well as  short-term,  investment-grade  securities,  including  tax-exempt commercial  paper,  municipal notes, and short-term  maturity bonds.  Some of these  securities may have  adjustable,  variable,  or floating rates.  The effect of taking such a position is that the Fund may not achieve its investment objective.

ASAF SANFORD BERNSTEIN CORE VALUE FUND:

Investment  Objective:  The  investment  objective  of the Fund  (will be renamed  Strategic  Partners  Core Value  Fund) is to seek long-term capital growth.

Principal Investment Policies and Risks:

         The Fund will pursue its objective by investing  primarily in common stocks.  The Sub-advisor  expects that the majority of the Fund's assets will be invested in the common stocks of large  companies that appear to be undervalued.  Among other things,  the
Fund seeks to identify  compelling buying  opportunities  created when companies are undervalued on the basis of investor  reactions to near-term problems or circumstances  even though their long-term  prospects remain sound. The Sub-advisor's  investment  approach is value-based and  price-driven,  and it relies on the intensive  fundamental  research of its internal  research staff to identify these buying opportunities in the marketplace.

         Fund  investments  are selected by the  Sub-advisor  based upon a model  portfolio  of 125-175  stocks  constructed  by the
Sub-advisor.  In selecting  investments for the model portfolio,  the Sub-advisor takes a "bottom-up"  approach. In other words, the
Sub-advisor  seeks to identify  individual  companies  with earnings  growth  potential  that may not be recognized by the market at large.  The  Sub-advisor  relates  present value of each  company's  forecasted  future cash flow to the current price of its stock.
The Sub-advisor  ranks companies from the highest expected return to the lowest,  with the companies at the top of the ranking being the most undervalued.

         Once the  expected  return for each stock is  calculated,  the  Sub-advisor  adjusts  for timing and  concentration  risks.
Securities  are  ranked  by  risk-adjusted  expected  returns.  Securities  ranked in the top third of its  valuation  universe,  if selected,  are  over-weighted  in the Fund because they  represent  the most  undervalued  stocks in its universe.  The  Sub-advisor market weights securities ranked in the middle third of its universe,  if selected,  to add  diversification to the Fund. To control variability in premium, the Sub-advisor also holds the largest capitalization  securities (at under-weighted  positions) in the Fund even when they rank in bottom third of the  universe.  If a security  falls in the ranking  from the top third of the  Sub-advisor's valuation  universe to the middle  third,  the  Sub-advisor  may reduce  Fund's the  position to market  weight.  If the  security's ranking  continues  to fall into the bottom  third of its  universe,  the  Sub-advisor  may either sell it or, if it is a very large capitalization  stock,  will  underweight it. The Sub-advisor may from time to time deviate from the foregoing  process with respect to the weighting of individual securities in the Fund when determined appropriate by the Sub-advisor.

         The  Sub-advisor  may delay the  Fund's  purchase  of  securities  if recent  weakness  in the stock or  negative  earnings revisions by analysts  indicate  that the stock price is likely to decline in the near  future,  and it may delay the Fund's sale of securities  if  recent  strength  in the  stock or upward  earnings  revisions  indicate  the  stock is  likely  to rise  soon.  The
Sub-advisor  will control risk by reviewing  whether there is undue  portfolio  exposure to industry  sector and other risk factors.
The  Sub-advisor  will take more risk when  unusually  large  value  distortions  within  the value  realm  create  unusually  large opportunities to add returns, and it will take less risk when the opportunities are limited.

         The  Sub-advisor  also seeks to control risks by  correlating  the size of initial  purchases by the Fund to the security's benchmark  weighting,  within plus or minus 0.5%.  If market  appreciation  of a security  brings the  security's  weighting to 1.0%
above or below its  benchmark  weighting  (at the time),  the size of the holding is  generally  increased  or reduced  accordingly.
Because the Fund invests  primarily in stocks,  the Fund is subject to the risks associated with stock  investments,  and the Fund's share price  therefore  may  fluctuate  substantially.  The Fund's  share  price will be  affected  by changes in the stock  markets generally,  and  factors  specific to a company or an industry  will  affect the prices of  particular  stocks held by the Fund (for example, poor earnings,  loss of major customers,  availability of basic resources or supplies,  major litigation against a company, or changes in governmental regulation affecting an industry).  The Fund's focus on large,  more-established  companies may mean that its level of risk is lower than a fund  investing  primarily in smaller  companies.  While the Fund's value  investing  historically has involved  less risk than  investing in growth  companies,  investing in value stocks  carries the risks that the market will not recognize  the stock's  intrinsic  value for a long time or that a stock  judged to be  undervalued  may  actually be  appropriately priced.

Other Investments:

         Derivatives.  The Fund may invest in various instruments that are or may be considered  derivatives,  including  securities index futures  contracts and related  options.  These  instruments may be used for several  reasons:  to simulate full investment in equities while retaining cash for fund management  purposes,  to facilitate  trading,  or to reduce transaction costs. The Fund will not use  derivatives  for speculative  purposes or to leverage its assets.  The Fund will limit its use of securities  index futures contracts and related options so that, at all times,  margin  deposits for futures  contracts and premiums on related options do not exceed 5% of the Fund's  assets and the  percentage  of the Fund's  assets  being used to cover its  obligations  under  futures and options does not exceed 50%.

         Additional  information  about these  derivative  instruments and their risks is included in this Prospectus under "Certain
Risk Factors and Investment Methods."

         For more  information  on the types of securities in which the Fund may invest,  see this  Prospectus  under  "Certain Risk
Factors and Investment Methods" and the Company's SAI under "Investment Programs for the Funds."

         Temporary  Investments.  The Fund may  maintain up to 25% of its assets in  short-term  debt  securities  and money  market instruments to meet redemption  requests.  These securities include  obligations issued or guaranteed by the U.S.  Government or its agencies or instrumentalities or by any of the states,  repurchase agreements,  commercial paper, and certain bank obligations.  The
Fund will not invest in these securities as part of a temporary defensive strategy to protect against potential market declines.

ASAF SANFORD BERNSTEIN MANAGED INDEX 500 FUND:

Investment  Objective:  The  investment  objective of the Fund (will be renamed  Strategic  Partners  Managed  Index 500 Fund) is to outperform  the Standard &Poor's 500 Composite  Stock Price Index (the "S&P 500(R)") through stock  selection  resulting in different weightings of common stocks relative to the index.

Principal Investment Policies and Risks:

         The Fund will have a  non-fundamental  policy  to  invest,  under  normal  circumstances,  at least 80% of the value of its assets in securities included in the S&P 500(R).  The 80% investment requirement applies at the time the Fund invests its assets.

         The S&P 500(R)is an index of 500 common stocks,  most of which trade on the New York Stock  Exchange Inc. (the "NYSE").  The
Sub-advisor  believes  that the S&P 500(R)is  representative  of the  performance  of publicly  traded  common  stocks in the U.S. in general.

         In seeking to outperform the S&P 500(R), the  Sub-advisor  starts with a portfolio of stocks  representative  of the holdings of the index.  It then uses a set of  fundamental  quantitative  criteria that are designed to indicate  whether a particular  stock will predictably  perform better or worse than the S&P 500(R). Based on these criteria,  the Sub-advisor  determines  whether the Fund should  over-weight,  under-weight or hold a neutral position in the stock relative to the proportion of the S&P 500(R)that the stock represents.  In addition,  the Sub-advisor may determine based on the quantitative  criteria that (1) certain S&P 500(R)stocks should not be held by the Fund in any amount,  and (2) certain  equity  securities  that are not included in the S&P 500(R)should be held by the Fund.  The Fund will not invest more than 15% of its total  assets in equity  securities  of  companies  not included in the S&P
500(R).

         As a mutual fund  investing  primarily  in common  stocks,  the Fund is subject to the risk that common  stock  prices will decline over short or even extended  periods.  The U.S. stock market tends to be cyclical,  with periods when stock prices generally rise and periods when prices generally decline. The Sub-advisor  believes that the various  quantitative  criteria used to determine which  stocks  to over- or  under-weight  will  balance  each  other so that the  overall  risk of the Fund is not  likely to differ materially  from the risk of the S&P 500(R)itself.  While the Fund attempts to  outperform  the S&P 500(R), it is not expected that any outperformance will be substantial.  The Fund also may underperform the S&P 500(R)over short or extended periods.

         About the S&P 500(R).  The S&P 500(R)is a well-known  stock market index that includes  common  stocks of 500  companies  from several  industrial  sectors  representing  a significant  portion of the market value of all common stocks  publicly  traded in the
United  States.  Stocks in the S&P 500(R)are  weighted  according to their market  capitalization  (the number of shares  outstanding multiplied  by the stock's  current  price).  The  composition  of the S&P 500(R)is determined by S&P based on such factors as market capitalization,  trading  activity,  and  whether  the stock is  representative  of  stocks  in a  particular  industry  group.  The composition  of the S&P 500(R)may be changed  from time to time.  "Standard & Poor's(R)",  "S&P 500(R)",  "Standard &Poor's  500",  and
"500" are trademarks of The McGraw-Hill  Companies,  Inc. and have been licensed for use by the Investment Manager.  The Fund is not sponsored,  endorsed,  sold or  promoted  by  Standard  &Poor's  and  Standard  & Poor's  makes no  representation  regarding  the advisability of investing in the Fund.

Other Investments:

         Derivatives.  The Fund may invest in various instruments that are or may be considered  derivatives,  including  securities index futures  contracts  and related  options,  warrants and  convertible  securities.  These  instruments  may be used for several reasons:  to simulate full investment in the S&P 500(R)while retaining cash for fund management  purposes,  to facilitate trading, to reduce transaction costs or to seek higher investment  returns when the futures contract,  option,  warrant or convertible  security is  priced  more  attractively  than the  underlying  equity  security  or the S&P  500(R).  The Fund  will  not use  derivatives  for speculative  purposes or to leverage its assets.  The Fund will limit its use of  securities  index  futures  contracts  and related options so that,  at all times,  margin  deposits  for futures  contracts  and  premiums on related  options do not exceed 5% of the
Fund's assets and the percentage of the Fund's assets being used to cover its obligations  under futures and options does not exceed
50%.

         Additional  information  about these  derivative  instruments and their risks is included in this Prospectus under "Certain
Risk Factors and Investment Methods."

         For more  information  on the types of securities in which the Fund may invest,  see this  Prospectus  under  "Certain Risk
Factors and Investment Methods" and the Company's SAI under "Investment Programs for the Funds."

         Temporary  Investments.  The Fund may  maintain up to 25% of its assets in  short-term  debt  securities  and money  market instruments to meet redemption  requests or to facilitate  investment in the securities of the S&P 500(R).  These  securities  include obligations issued or guaranteed by the U.S.  Government or its agencies or  instrumentalities  or by any of the states,  repurchase agreements,  commercial  paper,  and certain bank  obligations.  The Fund will not invest in these securities as part of a temporary defensive strategy to protect against potential market declines.

ASAF ALLIANCE GROWTH AND INCOME FUND:

Investment  Objective:  The investment  objective of the Fund (will be renamed  Strategic  Partners Equity Income Fund) is long-term growth of capital and income while attempting to avoid excessive fluctuations in market value.

Principal Investment Policies and Risks:

         The Fund normally will invest in common stocks (and  securities  convertible  into common  stocks).  The  Sub-advisor  will take a  value-oriented  approach,  in that it will try to keep the  Fund's  assets  invested  in  securities  that  are  selling  at reasonable  valuations in relation to their fundamental  business prospects.  In doing so, the Fund may forgo some opportunities for gains when, in the judgement of the Sub-advisor, they are too risky.

         In seeking to achieve its  objective,  the Fund  invests  primarily in the equity  securities  of U.S.  companies  that the
Sub-advisor  believes are  undervalued.  The  Sub-advisor  believes  that,  over time,  stock prices (of companies in which the Fund invests) will come to reflect the companies'  intrinsic  economic values.  The Sub-advisor uses a disciplined  investment process to evaluate the companies in its extensive  research  universe.  Through this process,  the Sub-advisor seeks to identify the stocks of companies that offer the best combination of value and potential for price appreciation.

         The  Sub-advisor's  analysts  prepare  their own earnings  estimates and financial  models for each company  followed.  The
Sub-advisor  employs these models to identify equity  securities  whose current market prices do not reflect what it considers to be their intrinsic  economic  value.  In determining a company's  intrinsic  economic  value,  the  Sub-advisor  takes into account any factors it believes  bear on the  ability of the  company to perform in the future,  including  earnings  growth,  prospective  cash flows,  dividend  growth and growth in book value.  The  Sub-advisor  then ranks,  at least  weekly,  each of the  companies  in its research  universe in the  relative  order of  disparity  between  their stock  prices and their  intrinsic  economic  values,  with companies with the greatest disparities receiving the highest ranking (i.e. being considered the most undervalued).

         The prices of the common  stocks  that the Fund  invests in will  fluctuate.  Therefore,  the Fund's  share price will also fluctuate,  and may  decline  substantially.  While  there is the risk that an  investment  will never  reach  what the  Sub-advisor believes is its full value, or go down in value,  the Fund's risk and share price  fluctuation  (and potential for gain) may be less than many other stock funds because of the Fund's emphasis on large, seasoned company value stocks.

Other Investments:

         The Fund, in addition to investing in common stocks and  convertible  securities,  may write covered call options listed on domestic  securities  exchanges  with respect to  securities  in the Fund.  It is not  intended  for the Fund to write  covered call options with respect to  securities  with an aggregate  market value of more than 10% of the Fund's net assets at the time an option is written.  The Fund also may  purchase  and sell  forward and futures  contracts  and related  options for hedging  purposes.  The
Fund may also invest up to 10% of the Fund's net assets (at the time of  investment) in foreign  securities,  and invest in straight bonds and other debt securities.

         For more  information  on the types of securities in which the Fund may invest,  see this  Prospectus  under  "Certain Risk
Factors and Investment Methods" and the Company's SAI under "Investment Programs for the Funds."

         Temporary  Investments.  The Fund may invest in short-term  debt and other high quality  fixed-income  securities to create reserve purchasing power and also for temporary  defensive purposes.  While the Fund is in a defensive position,  the opportunity to achieve its investment objective will be limited.

ASAF MFS GROWTH WITH INCOME FUND:

Investment  Objective:  The  investment  objective of the Fund (will be renamed  Strategic  Partners  Growth with Income Fund) is to seek long-term growth of capital with a secondary objective to seek reasonable current income.

Principal Investment Policies and Risks:

         The Fund invests,  under normal market conditions,  at least 65% of its net assets in common stocks and related securities, such as preferred stocks,  convertible  securities and depositary receipts.  The stocks in which the Fund invests generally will pay dividends.  While the Fund may  invest in  companies  of any size,  the Fund  generally  focuses on  companies  with  larger  market capitalizations  that the Sub-advisor  believes have  sustainable  growth  prospects and attractive  valuations based on current and expected earnings or cash flow.

         The  Sub-advisor  uses a "bottom  up," as opposed to "top down,"  investment  style in managing  the Fund.  This means that securities are selected based upon fundamental analysis of individual  companies (such as analysis of the companies' earnings,  cash flows, competitive position and management abilities) by the Sub-advisor.

         The Fund may invest up to 20% of its total assets in foreign equity securities.

         As with any fund investing  primarily in common stocks,  the value of the securities held by the Fund may decline in value, either  because of changing  economic,  political  or market  conditions  or because of the  economic  condition of the company that issued the security.  These declines may be substantial.  In light of the Fund's focus on  income-producing  large-cap  stocks,  the risk and share price  fluctuations  of the Fund (and its potential  for gain) may be less than many other stock funds.  The Fund may invest in foreign  companies,  including  companies  located in  developing  countries,  and it  therefore  will be subject to risks relating to political,  social and economic  conditions  abroad,  risks  resulting from differing  regulatory  standards in non-U.S.
markets, and fluctuations in currency exchange rates.

Other Investments:

         Although  the Fund will  invest  primarily  in common  stocks  and  related  securities,  the Fund may also  invest in debt securities,  including variable and floating rate securities and zero coupon,  deferred interest and pay-in-kind bonds. The Fund may also purchase warrants and make short sales "against the box."

         Futures  and  Forward  Contracts.  The  Fund may  purchase  and sell  futures  contracts  on  securities  indices,  foreign currencies  and  interest  rates for  hedging and  non-hedging  purposes.  The Fund may also enter into  forward  contracts  for the purchase or sale of foreign currencies for hedging and non-hedging purposes.

         For more  information  on the  types of  securities  other  than  common  stocks  in which  the Fund may  invest,  see this
Prospectus under "Certain Risk Factors and Investment Methods" and the Company's SAI under "Investment Programs for the Funds."

         Temporary  Investments.  The Fund may depart from its principal investment strategy by temporarily  investing for defensive purposes when adverse market,  economic or political  conditions  exist.  When investing for defensive  purposes,  the Fund may hold cash or invest in cash equivalents such as short-term U.S.  government  securities,  commercial  paper and bank  instruments.  While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.

ASAF INVESCO CAPITAL INCOME FUND:

Investment  Objective:  The investment  objective of the Fund (will be renamed  Strategic  Partners  Capital Income Fund) is to seek capital growth and current income while following sound investment practices.

Principal Investment Policies and Risks:

         The Fund seeks to achieve its objective by in investing  securities that are expected to produce  relatively high levels of income and  consistent,  stable  returns.  The Fund  normally will invest at least 65% of its assets in  dividend-paying  common and preferred stocks of domestic and foreign issuers.

         Up to 30% of the Fund's assets may be invested in equity  securities that do not pay regular  dividends.  In addition,  the
Fund  normally will have some portion of its assets  invested in debt  securities or  convertible  bonds.  The Fund may invest up to
25% of its total assets in foreign  securities,  including  securities of issuers in countries  considered to be  developing.  These foreign investments may serve to increase the overall risks of the Fund.

         The Fund's  investments  in common  stocks  may, of course,  decline in value,  which will result in declines in the Fund's share price.  Such  declines  could be  substantial.  To minimize the risk this  presents,  the  Sub-advisor  will not invest,  with respect to 75% of the value of the Fund's total assets,  more than 5% of the Fund's  assets in the  securities of any one company or in more than 10% of the voting  securities  of any one company.  In  addition,  the Fund will not invest more than 25% of the Fund's assets in any one industry.  In light of the Fund's focus on income  producing  stocks,  its risk and share price  fluctuation  (and potential for gain) may be less than many other stock funds.

         Debt  Securities.  The Fund's  investments  in debt  securities  will  generally  be subject to both credit risk and market risk.  Credit risk relates to the ability of the issuer to meet interest or principal  payments,  or both, as they come due.  Market risk relates to the fact that the market values of debt  securities in which the Fund invests  generally will be affected by changes in the level of interest  rates. An increase in interest rates will tend to reduce the market values of debt  securities,  whereas a decline in interest  rates will tend to  increase  their  values.  Although  the  Sub-advisor  will limit the Fund's  debt  security investments to securities it believes are not highly  speculative,  both kinds of risk are increased by investing in debt securities rated below the top four grades by Standard &Poor's  Corporation or Moody's Investors  Services,  Inc., or equivalent  unrated debt securities ("junk bonds").

         In order to  minimize  its risk in  investing  in debt  securities,  the Fund will invest no more than 15% of its assets in junk  bonds,  and in no event will the Fund ever invest in a debt  security  rated below Caa by Moody's or CCC by Standard &Poor's.
While the Sub-advisor  will monitor all of the debt securities in the Fund for the issuers'  ability to make required  principal and interest  payments and other quality factors,  the Sub-advisor may retain in the Fund a debt security whose rating is changed to one below the minimum  rating  required for purchase of such a security.  For a discussion of the special risks  involved in lower-rated bonds, see this Prospectus under "Certain Risk Factors and Investment Methods."

         For more  information  on the types of securities in which the Fund may invest,  see this  Prospectus  under  "Certain Risk
Factors and Investment Methods" and the Company's SAI under "Investment Programs for the Funds."

         Temporary  Investments.  In periods of uncertain market and economic  conditions,  the Fund may assume a defensive position with up to 100% of its assets  temporarily  invested in high quality corporate bonds or notes or government  securities,  or held in cash.  While the Fund is in a defensive  position,  the  opportunity  for the Fund to achieve  their  investment  objectives  may be limited.

ASAF AMERICAN CENTURY STRATEGIC BALANCED FUND:

Investment  Objective:  The investment  objective of the Fund (will be renamed Strategic  Partners Balanced Fund) is to seek capital growth and current income.

Principal Investment Policies and Risks:

         The  Sub-advisor  intends to maintain  approximately  60% of the Fund's  assets in equity  securities  and the remainder in bonds and other fixed income  securities.  Both the Fund's  equity and fixed income  investments  will go up and down in value.  The equity  securities  will  fluctuate  depending on the  performance  of the companies  that issued them,  general market and economic conditions,  and investor  confidence.  The fixed income  investments will be affected primarily by rising or falling interest rates and the  continued  ability of the issuers of these  securities  to make payments of interest and principal as they become due. As a
Fund that invests both in equity and fixed income  securities,  the Fund's risk of loss and share price  fluctuation will tend to be less than funds investing primarily in equity securities and more than funds investing primarily in fixed income securities.

         Equity Investments.  For the equity portion of the Fund, the Sub-advisor utilizes  quantitative  management techniques in a two-step process that draws heavily on computer  technology.  In the first step, the Sub-advisor  ranks stocks,  primarily the 1,500 largest  publicly  traded  companies  in the United  States  (measured by the value of their  stock) from most  attractive  to least attractive.  These rankings are  determined by using a computer model that combines  measures of a stock's value as well as measures of its growth  potential.  To measure value,  the Sub-advisor uses ratios of stock price to book value and stock price to cash flow, among  others.  To measure  growth,  the  Sub-advisor  uses the rate of growth in a company's  earnings  and changes in its earnings estimates, as well as other factors.

         In the second step,  the  Sub-advisor  uses a technique  called  portfolio  optimization.  In portfolio  optimization,  the
Sub-advisor  uses a computer  to build a  portfolio  of stocks from the  ranking  described  above that it thinks  will  provide the optimal balance between risk and expected  return.  The goal is to create an equity  portfolio that provides better returns than the
S&P 500(R)Index without taking on significant additional risk.

         Fixed  Income  Investments.  The  fixed-income  portion of the Fund is invested  primarily  in a  diversified  portfolio of high-grade  government,  corporate,  asset-backed and similar securities payable in U.S. currency.  At least 80% of the fixed-income assets will be invested in securities that, at the time of purchase,  are rated within the three highest  categories by a nationally recognized  statistical  rating  organization.  Up to 20% of the  fixed-income  portion may be invested in  securities  rated in the fourth  category,  and up to 15% may be invested in securities  rated in the fifth  category.  Under normal market  conditions,  the weighted average maturity of the fixed-income portion of the Fund will be in the three- to 10-year range.

         Debt securities that comprise the Fund's fixed income  portfolio will primarily be investment grade  obligations.  However, the Fund may invest up to 15% of its fixed income assets in high-yield  securities  or "junk  bonds."  Regardless of rating  levels, all debt  securities  considered  for purchase by the Fund are analyzed by the  Sub-advisor to determine,  to the extent  reasonably possible,  that the planned  investment  is sound,  given the  investment  objective of the Fund.  For an  additional  discussion of lower-rated securities and their risks, see this Prospectus under "Certain Risk Factors and Investment Methods."

Other Investments:

         When the Sub-advisor  believes it is prudent,  the Fund may invest a portion of its assets in convertible  debt securities, equity-equivalent  securities,  foreign securities,  short-term securities and other similar securities. The Fund also may invest in derivative instruments such as options,  futures contracts,  options on futures contracts,  and swap agreements (including,  but not limited to, credit default swap  agreements),  or in mortgage- or  asset-backed  securities,  provided that such  investments are in keeping with the Fund's investment  objective.  Futures contracts,  a type of derivative  security,  can help the Fund's cash assets remain liquid while performing more like stocks.  The Sub-advisor has a policy governing  futures  contracts and similar  derivative securities  to help manage the risk of these types of  investments.  For  example,  the  Sub-advisor  cannot  invest in a derivative security if it would be possible for the Fund to lose more money than it invested.

         The use of derivative  instruments  involves risks  different  from, or possibly  greater than, the risks  associated  with investing  directly in  securities  and other  traditional  instruments.  Derivatives  are  subject to a number of risks  including, liquidity,  interest rate,  market, and credit risk. They also involve the risk of mispricing or improper  valuation,  the risk that changes in the value of the  derivative  may not correlate  perfectly  with the  underlying  asset,  rate or index,  and the risk of default or  bankruptcy  of the other  party to the swap  agreement.  Gains or losses  involving  some  futures,  options,  and other derivatives  may be substantial - in part because a relatively  small price movement in these  securities may result in an immediate and substantial gain or loss for the fund.

         For further information on these securities and investment  practices,  see this Prospectus under "Certain Risk Factors and
Investment Methods."

ASAF FEDERATED HIGH YIELD BOND FUND:

Investment  Objective:  The investment  objective of the Fund (will be renamed  Strategic  Partners High Yield Bond Fund) is to seek high current  income by investing  primarily in fixed income  securities.  The fixed income  securities in which the Fund intends to invest are lower-rated corporate debt obligations.

Principal Investment Policies and Risks:

         The Fund will have a  non-fundamental  policy  to  invest,  under  normal  circumstances,  at least 80% of the value of its assets  in  corporate  fixed  income  securities  that are BBB and below in  Standard  &Poor's  rating or Baa and below in  Moody's rating.  The 80% investment requirement applies at the time the Fund invests its assets.

      The Fund will invest primarily in fixed income securities which may include preferred stocks,  convertible securities,  bonds, debentures,  notes,  equipment  lease  certificates  and  equipment  trust  certificates.  There is no lower  limit on the rating of securities  in which  the Fund may  invest.  The Fund may  purchase  or hold  securities  rated in the  lowest  rating  category  or securities in default.

         A fund that  invests  primarily in  lower-rated  fixed  income  securities  will be subject to greater risk and share price fluctuation  than a typical  fixed income fund,  and may be subject to an amount of risk that is  comparable to or greater than many equity funds.  Lower-rated securities will usually offer higher yields than higher-rated  securities,  but with more risk of loss of principal  and interest.  This is because of the reduced  creditworthiness  of the  securities  and the  increased  risk of default.
Like equity  securities,  lower-rated  fixed income  securities tend to reflect  short-term  corporate and market  developments to a greater extent than higher-rated fixed income securities, which tend to react primarily to fluctuations in market interest rates.

         An economic  downturn may adversely  affect the value of some  lower-rated  bonds.  Such a downturn may  especially  affect highly leveraged companies or companies in industries  sensitive to market cycles,  where deterioration in a company's cash flow may impair its ability to meet its  obligations  under the bonds.  From time to time,  issuers of  lower-rated  bonds may seek or may be required to restructure  the terms and  conditions of the  securities  they have issued.  As a result of these  restructurings,  the value of the  securities  may fall,  and the Fund may bear legal or  administrative  expenses in order to maximize  recovery from an issuer.

         The  secondary  trading  market for  lower-rated  bonds is  generally  less liquid than the  secondary  trading  market for higher-rated  bonds.  Adverse publicity and the perception of investors  relating to these securities and their issuers,  whether or not warranted,  may also affect the price or liquidity of lower-rated  bonds. For an additional  discussion of the risks involved in lower-rated securities, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Methods by which the Sub-advisor attempts to reduce the risks involved in lower-rated securities include:

                  Credit Research.  The Sub-advisor  will perform its own credit analysis in addition to using rating  organizations and other sources,  and may have  discussions with the issuer's  management or other  investment  analysts  regarding  issuers.  The
Sub-advisor's  credit analysis will consider the issuer's  financial  soundness,  its responsiveness to changing business and market conditions,  and its anticipated  cash flow and earnings.  In evaluating an issuer,  the Sub-advisor  places special emphasis on the estimated current value of the issuer's assets rather than their historical cost.

                  Diversification.  The  Sub-advisor  invests in  securities of many  different  issuers,  industries,  and economic sectors to reduce portfolio risk.

                  Economic  Analysis.  The  Sub-advisor  will  analyze  current  developments  and trends in the  economy and in the financial markets.

Other Investments:

         Under  normal  circumstances,  the Fund will not invest more than 10% of its total  assets in equity  securities.  The Fund may invest up to 10% of its total assets in foreign securities that are not publicly traded in the United States.

         The Fund may own zero coupon bonds or pay-in-kind  securities,  which are fixed income  securities that do not make regular cash interest  payments.  The prices of these  securities are generally more sensitive to changes in market  interest rates than are conventional  bonds.  Additionally,  interest on zero coupon bonds and pay-in-kind  securities must be reported as taxable income to the Fund even though it receives no cash interest until the maturity of such securities.

         The Fund may invest in securities  issued by real estate  investment  trusts,  which are companies that hold real estate or mortgage  investments.  Usually,  real estate investment trusts are not diversified,  and, therefore,  are subject to the risks of a single  project or a small number of  projects.  They also may be heavily  dependent  on cash flows from the property  they own, may bear the risk of defaults on mortgages, and may be affected by changes in the value of the underlying property.

         The Fund may also invest in certain types of derivative  securities,  specifically  swaps and  swap-related  products.  For information on these  investments and their risks, see this Prospectus  under "Certain Risk Factors and Investment  Methods" and the
Company's SAI under "Investment Programs of the Funds."

         Temporary  Investments.  The Fund  may also  invest  all or a part of its  assets  temporarily  in cash or cash  items  for defensive  purposes  during times of unusual market  conditions or to maintain  liquidity.  Cash items may include  certificates  of deposit and other bank obligations;  commercial paper (generally  lower-rated);  short-term notes;  obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities;  and repurchase agreements.  While the Fund is in a defensive position, the opportunity to achieve its investment objective of high current income may be limited.

ASAF PIMCO TOTAL RETURN BOND FUND:

Investment  Objective:  The investment  objective of the Fund (will be renamed Strategic  Partners Bond Fund) is to seek to maximize total return, consistent with preservation of capital and prudent investment management.

Principal Investment Policies and Risks:

         The Fund will have a  non-fundamental  policy  to  invest,  under  normal  circumstances,  at least 80% of the value of its assets in fixed income  securities.  The 80% investment  requirement  applies at the time the Fund invests its assets.  Fixed income securities include:

o        securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;
o        corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
o        mortgage and other asset-backed securities;
o        inflation-indexed bonds issued by both governments and corporations;
o        structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
o        delayed funding loans and revolving credit securities;
o        bank certificates of deposit, fixed time deposits and bankers' acceptances;
o        repurchase agreements and reverse repurchase agreements;
o        debt securities issued by state or local governments and their agencies and government-sponsored enterprises;
o        obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises; and
o        obligations of international agencies or supranational entities.

         Fund holdings will be concentrated in areas of the bond market (based on quality,  sector,  interest rate or maturity) that the  Sub-advisor  believes to be  relatively  undervalued.  In selecting  fixed income  securities,  the  Sub-advisor  uses economic forecasting,  interest rate  anticipation,  credit and call risk analysis,  foreign currency  exchange rate  forecasting,  and other securities  selection  techniques.  The  proportion of the Fund's assets  committed to  investment  in  securities  with  particular characteristics  (such as  maturity,  type and coupon  rate) will vary based on the  Sub-advisor's  outlook for the U.S. and foreign economies,  the financial markets,  and other factors.  The management of duration (a measure of a fixed income security's  expected life that  incorporates  its yield,  coupon  interest  payments,  final  maturity and call  features into one measure) is one of the fundamental tools used by the Sub-advisor.

         The Fund will  invest in  fixed-income  securities  of varying  maturities.  The  average  portfolio  duration  of the Fund generally  will vary within a three- to six-year time frame based on the  Sub-advisor's  forecast for interest  rates.  The Fund may invest up to 10% of its assets in fixed income  securities that are rated below  investment  grade ("junk bonds") but are rated B or higher by Moody's Investors Services,  Inc. ("Moody's") or Standard &Poor's Corporation ("S&P") (or, if unrated,  determined by the
Sub-advisor to be of comparable quality).

         Generally,  over the long term, the return obtained by a portfolio  investing  primarily in fixed income securities such as the Fund is not  expected to be as great as that  obtained by a portfolio  investing  in equity  securities.  At the same time,  the risk and price  fluctuation  of a fixed income  portfolio is expected to be less than that of an equity  portfolio,  so that a fixed income portfolio is generally  considered to be a more conservative  investment.  However, the Fund can and routinely does invest in certain complex fixed income securities  (including  various types of mortgage-backed  and asset-backed  securities) and engage in a number of investment  practices  (including  futures,  options,  swaps and dollar rolls) as described  below,  that many other fixed income funds do not utilize.  These  investments and practices are designed to increase the Fund's return or hedge its  investments, but may increase the risk to which the Fund is subject.

         Like other fixed income  funds,  the Fund is subject to market  risk.  Bond values  fluctuate  based on changes in interest rates, market conditions,  investor confidence and announcements of economic,  political or financial  information.  Generally,  the value of fixed income  securities  will change  inversely with changes in market  interest  rates.  As interest  rates rise,  market
value  tends  to  decrease.  This  risk  will  be  greater  for  long-term  securities  than  for  short-term  securities.   Certain
mortgage-backed and asset-backed  securities and derivative  instruments in which the Fund may invest may be particularly  sensitive to changes in interest rates.  The Fund is also subject to credit risk,  which is the  possibility  that an issuer of a security (or a counterparty to a derivative  contract) will default or become unable to meet its obligation.  Generally,  the lower the rating of a security, the higher its degree of credit risk.

         The following  paragraphs  describe some specific types of fixed-income  investments  that the Fund may invest in, and some of the investment  practices that the Fund will engage in. More  information  about some of these  investments,  including  futures, options and mortgage-backed and asset-backed securities, is included below under "Certain Risk Factors and Investment Methods."

         U.S. Government Securities.  The Fund may invest in various types of U.S. Government  securities,  including those that are supported by the full faith and credit of the United  States;  those that are supported by the right of the issuing agency to borrow from the U.S.  Treasury;  those that are supported by the  discretionary  authority of the U.S.  Government to purchase the agency's obligations; and still others that are supported only by the credit of the instrumentality.

         Corporate  Debt  Securities.  Corporate  debt  securities  include  corporate  bonds,  debentures,  notes and other similar instruments,  including  convertible  securities and preferred stock.  Debt securities may be acquired with warrants  attached.  The rate of return or return of principal on some debt  obligations  may be linked or indexed to exchange rates between the U.S.  dollar and a foreign currency or currencies.

         While the  Sub-advisor  may regard some countries or companies as favorable  investments,  pure fixed income  opportunities may be  unattractive  or  limited  due to  insufficient  supply or legal or  technical  restrictions.  In such  cases,  the Fund may consider equity securities or convertible bonds to gain exposure to such investments.

         Variable and Floating Rate  Securities.  Variable and floating  rate  securities  provide for a periodic  adjustment in the interest  rate  paid on the  obligations.  The  interest  rates  on these  securities  are tied to  other  interest  rates,  such as money-market  indices or Treasury  bill  rates,  and reset  periodically.  While  these  securities  provide the Fund with a certain degree of protection  against  losses caused by rising  interest  rates,  they will cause the Fund's  interest  income to decline if market interest rates decline.

         Inflation-Indexed  Bonds.  Inflation-indexed  bonds are fixed  income  securities  whose  principal  value is  periodically adjusted  according to the rate of  inflation.  The interest rate on these bonds is fixed at issuance,  and is generally  lower than the interest rate on typical  bonds.  Over the life of the bond,  however,  this  interest  will be paid based on a principal  value that has been adjusted for inflation.  Repayment of the adjusted  principal  upon maturity may be  guaranteed,  but the market value of the  bonds is not  guaranteed,  and will  fluctuate.  The Fund may  invest  in  inflation-indexed  bonds  that do not  provide  a repayment guarantee.  While these securities are expected to be protected from long-term  inflationary trends,  short-term increases in inflation may lead to losses.

         Event-Linked  Bonds.  Event-linked  bonds are fixed  income  securities  for which the return of  principal  and payment of interest is contingent upon the non-occurrence of a specific  "trigger" event, such as a hurricane,  earthquake or other physical or weather-related  phenomenon.  Some  event-linked  bonds are  commonly  referred  to as  "catastrophe  bonds." If the  trigger  event occurs,  the Fund may lose all or a portion  of the  amount it  invested  in the  bond.  Event-linked  bonds  often  provide  for an extension  of maturity to process and audit loss claims  where a trigger  event has, or possibly  has,  occurred.  An  extension  of maturity may increase  volatility.  Event-linked  bonds may also expose the Fund to certain  unanticipated  risks  including  credit risk, adverse  regulatory or jurisdictional  interpretations,  and adverse tax consequences.  Event-linked bonds may also be subject to liquidity risk.

         Mortgage-Backed  and Other  Asset-Backed  Securities.  The Fund may invest all of its assets in  mortgage-backed  and other asset-backed  securities,  including  collateralized  mortgage  obligations.  The  value of some  mortgage-backed  and  asset-backed securities in which the Fund invests may be particularly sensitive to changes in market interest rates.

         Reverse Repurchase  Agreements and Dollar Rolls. In addition to entering into reverse  repurchase  agreements (as described below under "Certain Risk Factors and Investment  Methods"),  the Fund may also enter into dollar rolls.  In a dollar roll, the Fund sells mortgage-backed or other securities for delivery in the current month and simultaneously  contracts to purchase  substantially similar  securities on a specified  future date.  The Fund forgoes  principal and interest paid on the  securities  sold in a dollar roll, but the Fund is compensated by the  difference  between the sales price and the lower price for the future  purchase,  as well as by any interest  earned on the proceeds of the securities  sold.  The Fund also could be  compensated  through the receipt of fee income.  Reverse repurchase  agreements and dollar rolls can be viewed as collateralized  borrowings and, like any borrowings,  will tend to exaggerate  fluctuations in Fund's share price and may cause the Fund to need to sell portfolio  securities at times when it would otherwise not wish to do so.

         Foreign  Securities.  The Fund may invest up to 20% of its assets in securities  denominated in foreign  currencies and may invest beyond this limit in U.S.  dollar-denominated  securities of foreign issuers.  The Fund may invest up to 10% of its assets in securities  of  issuers  based in  developing  countries  (as  determined  by the  Sub-advisor).  The Fund may buy and sell  foreign currency  futures  contracts  and options on foreign  currencies  and foreign  currency  futures  contracts,  and enter into forward foreign  currency  exchange  contracts for the purpose of hedging  currency  exchange  risks  arising from the Fund's  investment or anticipated investment in securities denominated in foreign currencies.

         Short Sales  "Against the Box." The Fund may sell  securities  short  "against the box." For a discussion of this practice, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Derivative  Instruments.  The Fund may  purchase and write (sell) call and put options on  securities,  securities  indices and  foreign  currencies.  The Fund may invest in  interest  rate  futures  contracts,  stock index  futures  contracts  and foreign currency  futures  contracts and options thereon that are traded on U.S. or foreign  exchanges or boards of trade. The Fund may also enter into swap  agreements  with respect to foreign  currencies,  interest  rates and  securities  indices.  The Fund may use these techniques  to hedge against  changes in interest  rates,  currency  exchange  rates or securities  prices or as part of its overall investment strategy.

         For a discussion of futures and options and their risks,  see this  Prospectus  under  "Certain Risk Factors and Investment
Methods."  The Fund's investments in swap agreements are described directly below.

         Swap Agreements.  The Fund may enter into interest rate,  index,  credit and currency exchange rate swap agreements for the purposes of  attempting  to obtain a desired  return at a lower cost than if the Fund had invested  directly in an  instrument  that yielded  the  desired  return.  The Fund may also enter into  options on swap  agreements  ("swap  options").  Swap  agreements  are two-party  contracts  entered into primarily by institutional  investors for periods ranging from a few weeks to more than one year.
In a standard  "swap"  transaction,  the two parties agree to exchange the returns (or  differentials  in rates of return) earned or realized on particular  investments or instruments.  The returns to be exchanged  between the parties are calculated with respect to a "notional  amount,"  i.e.,  a specified  dollar  amount  that is  hypothetically  invested at a  particular  interest  rate,  in a particular  foreign  currency,  or in a "basket" of  securities  representing  a particular  index.  Commonly  used swap  agreements include  interest  rate caps,  under which,  in return for a premium,  one party agrees to make  payments to the other to the extent that interest rates exceed a specified rate or "cap";  interest  floors,  under which, in return for a premium,  one party agrees to make payments to the other to the extent that  interest  rates fall below a specified  level or "floor";  and interest rate collars, under  which a party  sells a cap and  purchases  a floor or vice  versa in an  attempt  to protect  itself  against  interest  rate movements exceeding given minimum or maximum levels.

         Under  most  swap  agreements  entered  into by the  Fund,  the  parties'  obligations  are  determined  on a "net  basis."
Consequently,  the Fund's  obligations  (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.

         Whether the Fund's use of swap  agreements  will be  successful  will depend on the  sub-advisor's  ability to predict that certain types of investments are likely to produce greater returns than other  investments.  Moreover,  the Fund may not receive the expected  amount  under a swap  agreement  if the other party to the  agreement  defaults or becomes  bankrupt.  The swaps market is relatively new and is largely unregulated.

         For purposes of applying the Fund's  investment  policies and  restrictions (as stated in this Prospectus and the SAI) swap agreements  are generally  valued by the Funds at market  value.  In the case of a credit  default swap sold by a Fund (i.e.,  where the Fund is selling  credit  default  protection),  however,  the Fund will  generally  value the swap at its notional  amount.  The manner in which certain  securities or other  instruments are valued by the Funds for purposes of applying  investment  policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

         Collateralized  Debt  Obligations.  The Fund may  invest  in  collateralized  debt  obligations  ("CDOs"),  which  includes collateralized  bond obligations  ("CBOs"),  collateralized  loan obligations  ("CLOs") and other similarly  structured  securities.
CBOs and CLOs are types of  asset-backed  securities.  A CBO is a trust which is backed by a  diversified  pool of high risk,  below investment grade fixed income securities.  A CLO is a trust typically  collateralized by a pool of loans,  which may include,  among others,  domestic and foreign senior secured loans,  senior unsecured loans, and subordinate  corporate loans,  including loans that may be rated below investment grade or equivalent unrated loans.

         For both CBOs and CLOs,  the cashflows  from the trust are split into two or more  portions,  called  tranches,  varying in risk and yield.  The  riskiest  portion is the  "equity"  tranche  which bears the bulk of  defaults  from the bonds or loans in the trust and serves to protect the other,  more senior  tranches  from  default in all but the most severe  circumstances.  Since it is partially  protected  from defaults,  a senior tranche from a CBO trust or CLO trust  typically have higher ratings and lower yields than their underlying  securities,  and can be rated investment  grade.  Despite the protection from the equity tranche,  CBO or CLO tranches can experience  substantial losses due to actual defaults,  increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

         The risks of an investment in a CDO depend  largely on the type of the  collateral  securities  and the class of the CDO in which a Fund invests.  Normally,  CBOs, CLOs and other CDOs are privately  offered and sold, and thus, are not registered  under the securities  laws. As a result,  investments  in CDOs may be  characterized  by the Funds as illiquid  securities,  however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A  transactions.  In addition to the normal risks  associated with fixed income  securities  discussed  elsewhere in this  Prospectus and the Company's SAI (e.g.,  interest rate risk and default risk),  CDOs carry  additional  risks  including,  but are not limited to: (i) the possibility  that  distributions  from collateral securities  will not be adequate to make  interest or other  payments;  (ii) the quality of the  collateral  may decline in value or default;  (iii) the Fund may invest in CDOs that are  subordinate to other classes;  and (iv) the complex  structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

         For more  information  on the types of securities in which the Fund may invest,  see this  Prospectus  under  "Certain Risk
Factors and Investment Methods" and the Company's SAI under "Investment Programs for the Funds."

ASAF MONEY MARKET FUND:

Investment  Objective:  The investment  objective of the Fund (will be renamed Strategic Partners Money Market Fund) is to seek high current income and maintain high levels of liquidity.

Principal Investment Policies and Risks:

         As a money market fund,  the Fund seeks to maintain a stable net asset value of $1.00 per share.  In other words,  the Fund attempts to operate so that  shareholders do not lose any of the principal  amount they invest in the Fund. Of course,  there can be no  assurance  that the Fund will  achieve  its goal of a stable net asset  value,  and shares of the Fund are  neither  insured nor guaranteed by the U.S.  government or any other entity.  For instance,  the issuer or guarantor of a portfolio security or the other party to a  contract  could  default  on its  obligation,  and this  could  cause the  Fund's  net asset  value to fall below $1. In addition,  the income earned by the Fund will fluctuate  based on market  conditions,  interest  rates and other  factors.  In a low interest rate  environment,  the yield for the Fund,  after deduction of operating  expenses,  may be negative even though the yield before  deducting  such  expenses  is  positive.  A negative  yield may also cause the Fund's net asset  value to fall below $1. The
Investment  Manager may decide to reimburse certain of these expenses to the Fund in order to maintain a positive yield,  however it is under no obligation to do so and may cease doing so at any time without prior notice.

         Under the regulatory  requirements  applicable to money market funds, the Fund must maintain a weighted  average  portfolio maturity of not more than 90 days and invest in high quality U.S.  dollar-denominated  securities that have effective  maturities of not more than 397 days. In addition,  the Fund will limit its  investments to those  securities  that, in accordance with guidelines adopted by the  Directors  of the Company,  present  minimal  credit  risks.  The Fund will not purchase any security  (other than a
United States Government security) unless:

o        rated by only one nationally  recognized  statistical  rating  organization  (such as Moody's and Standard &Poor's),  such organization has rated it with the highest rating assigned to short-term debt securities;
o        rated by more than one nationally  recognized  statistical  rating  organization,  at least two rating  organizations  have rated it with the highest rating assigned to short-term debt securities; or
o        it is not rated, but is determined to be of comparable quality in accordance with procedures noted above.

     These  standards  must be satisfied at the time an investment is made. If the quality of the  investment  later  declines,  the
Fund may  continue to hold the  investment,  subject in certain  circumstances  to a finding by the Trustees  that  disposing of the investment would not be in the Fund's best interest.

         Subject to the above requirements, the Fund will invest in one or more of the types of investments described below.

         United States  Government  Obligations.  The Fund may invest in  obligations  of the U.S.  Government  and its agencies and instrumentalities  either directly or through repurchase  agreements.  U.S. Government  obligations  include: (i) direct obligations issued by the United  States  Treasury  such as Treasury  bills,  notes and bonds;  and (ii)  instruments  issued or  guaranteed  by government-sponsored  agencies  acting under  authority of Congress.  Some U.S.  Government  Obligations  are  supported by the full faith and credit of the U.S.  Treasury;  others are  supported  by the right of the issuer to borrow from the  Treasury;  others are supported by the discretionary  authority of the U.S.  Government to purchase the agency's  obligations;  still others are supported only by the credit of the agency.  There is no  assurance  that the U.S.  Government  will provide  financial  support to one of its agencies if it is not obligated to do so by law.

         Bank  Obligations.  The Fund may  invest in high  quality  United  States  dollar-denominated  negotiable  certificates  of deposit,  time deposits and bankers'  acceptances of U.S. and foreign banks, savings and loan associations and savings banks meeting certain  total asset  minimums.  The Fund may also  invest in  obligations  of  international  banking  institutions  designated  or supported by national  governments to promote  economic  reconstruction,  development or trade between  nations (e.g.,  the European
Investment  Bank, the  Inter-American  Development  Bank, or the World Bank).  These  obligations may be supported by commitments of their member countries, and there is no assurance these commitments will be undertaken or met.

         Commercial  Paper;  Bonds.  The Fund may invest in high  quality  commercial  paper and  corporate  bonds  issued by United
States  issuers.  The Fund may also invest in bonds and  commercial  paper of foreign  issuers if the  obligation  is United  States dollar-denominated and is not subject to foreign withholding tax.

         Asset-Backed  Securities.  The Fund may invest in asset-backed  securities  backed by credit card  receivables,  automobile loans,  manufactured  housing loans and home equity loans in an aggregate  amount of up to 10% of the Fund's net assets,  subject to the limitations of rule 2a-7 under in Investment Company Act of 1940.

         Synthetic  Instruments.  As may be permitted by current laws and  regulations  and if expressly  permitted by the Directors of the  Company,  the Fund may  invest in  certain  synthetic  instruments.  Such  instruments  generally  involve  the  deposit  of asset-backed  securities  in a  trust  arrangement  and  the  issuance  of  certificates  evidencing  interests  in the  trust.  The
Sub-advisor will review the structure of synthetic instruments to identify credit and liquidity risks and will monitor such risks.

         Foreign  Securities.  Foreign  investments  must be denominated  in U.S.  dollars and may be made directly in securities of foreign issuers or in the form of American Depositary Receipts and European Depositary Receipts.

         For more  information  on certain of these  investments,  see this  Prospectus  under  "Certain Risk Factors and Investment
Methods."

PORTFOLIO TURNOVER

         Each  Fund may sell its  portfolio  securities,  regardless  of the  length  of time  that  they  have  been  held,  if the
Sub-advisor  and/or the Investment  Manager  determines that it would be in the Fund's best interest to do so. It may be appropriate to buy or sell portfolio  securities due to economic,  market,  or other factors that are not within the Sub-advisor's or Investment
Manager's  control.  Such transactions will increase a Fund's  "portfolio  turnover." A 100% portfolio  turnover rate would occur if all of the securities in a portfolio of investments were replaced during a given period.

         Although  turnover  rates may vary  substantially  from year to year,  the  following  Funds had annual  rates of  turnover exceeding 100% as of December 31, 2003:

         ASAF William Blair International Growth Fund
         ASAF PBHG Small-Cap Growth Fund
         ASAF DeAM Small-Cap Growth Fund
         ASAF Goldman Sachs Mid-Cap Growth Fund
         ASAF INVESCO Health Sciences Fund
         ASAF Goldman Sachs Concentrated Growth Fund
         ASAF INVESCO Capital Income Fund
         ASAF American Century Strategic Balanced Fund
         ASAF PIMCO Total Return Bond Fund

         A high rate of portfolio turnover (100% or more) involves  correspondingly  higher brokerage  commission expenses and other transaction  costs,  which are borne by a Fund and will reduce its  performance.  High  portfolio  turnover  rates may also generate larger taxable income and taxable capital gains, which may increase your tax liability.

                                                         HOW TO BUY SHARES

MINIMUM INVESTMENTS:

..........You can open a Fund  account  with a  minimum  initial  investment  of  $1,000  in a  particular  Fund and make  additional investments  to the account at any time with as little as $50.  Effective on or about April 12, 2004,  additional  investments  must be in amounts of at least $100. The initial  investment  minimum is reduced to $50 per Fund through  "Automatic  Investment  Plans,"
which are discussed in this Prospectus  under "Special  Investment  Programs and  Privileges."  Lower minimum initial and additional investments  may also be  applicable  in certain  other  circumstances,  including  purchases  by certain  tax  deferred  retirement programs.  There is no minimum investment  requirement when you are buying shares by reinvesting  dividends and distributions from a
Fund.

METHODS OF BUYING SHARES:

..........Until on or about  April 12,  2004,  each Fund will  offer  four  different  classes  of shares -- Class A shares,  Class B shares,  Class C shares  and Class X shares.  The  different  classes  of shares  represent  investments  in the same  portfolio  of securities but are subject to different sales charges,  expenses and,  likely,  different share prices.  When you purchase shares of the Funds,  be sure to specify the class of shares of the Fund(s) you wish to purchase.  If you do not choose,  your investment will be made in Class A shares.

         In order to  facilitate  the  integration  of the ASAF  Funds  into the  Prudential  mutual  fund  complex,  including  the
JennisonDryden  and Strategic  Partners Funds' platform,  and to allow the exchange of ASAF shares with shares of JennisonDryden and
Strategic Partners Funds, several changes have been made to the share class  characteristics of the ASAF Funds.  Accordingly,  on or about April 12, 2004, the following changes will be effective.

         Class A shares will be closed to most new purchases  (with the  exception of reinvested  dividends and purchases by college savings  plans) and such closed class will be  re-designated  "Class L" shares.  A new share class will be opened  (except for Money
Market Fund),  designated  Class A shares,  that will have the expense  structure  described below. New investments will be directed to new Class A shares.  Class L shares will only be  exchangeable  with Class L shares  offered by the other ASAF  Funds.  Dividends paid on Class L shares will continue to be reinvested in Class L shares.

..........Class B shares will be closed to new purchases  (with the exception of reinvested  dividends) and such closed class will be re-designated  "Class M" shares. A new share class will be opened (except for Money Market Fund),  designated  Class B shares,  that will have the expense  structure  described  below.  New  investments  will be  directed to new Class B shares.  Class M shares will only be  exchangeable  with Class M shares  offered by the other ASAF Funds.  Dividends  paid on Class M shares will  continue to be reinvested in Class M shares.

         Class X shares will no longer be offered to new  purchases.  Dividends  on Class X shares  will  continue to be invested in
Class X shares.  Class X shares will only be exchangeable with Class X shares offered by other ASAF Funds.

..........Class A shares of the Money  Market Fund will be closed to new  purchases  and  re-designated  Class L shares,  and Class B shares of the Money Market Fund will be closed to new purchases and  re-designated  Class M shares.  However,  the Money Market Fund will not offer new Class A or Class B shares.  In  addition,  for the Money  Market  Fund  only,  a new share  class will be opened, designated  "Class  D"  shares.  All  existing  positions  in Class L shares  of the  Money  Market  Fund  purchased  directly  by a shareholder  will be  transferred  to Class D shares  while  all  existing  positions  in Class L shares of the  Money  Market  Fund purchased by exchange  from another ASAF Fund will remain Class L shares.  The  characteristics  of Class D shares will be identical to the characteristics of the Class L shares.  See below for a description of the share classes.

..........You can purchase shares of the Funds through any selling dealer,  broker, bank or other financial institution  ("dealers"), or directly  through the  Company.  When you  purchase  shares of a Fund,  be sure to specify the class of shares of the Fund(s) you wish to purchase.  If you do not specify the class of shares,  your  investment will be considered not in good order and returned to you.  Certain  qualified plans will be  automatically  invested in Class A shares at net asset value.  Methods of purchasing  shares include:

..........Buying Shares Through Your Dealer.  Your dealer will place your order with the Company on your behalf.

..........Buying  Shares  Through the  Company.  Until on or about  April 12,  2004,  make your check  payable to  "American  Skandia
Advisor Funds,  Inc." and mail your  investment,  along with your completed  account  application,  to the address  indicated on the application.  Please  include an investment  dealer on the  application.  American  Skandia and Prudential do not accept third party checks,  starter  checks or money orders as a method of payment for purchase of shares.  Effective on or about April 12, 2004,  make your check payable to "Prudential Mutual Fund Services, LLC" and mail your investment, along with your completed application to:

Prudential Mutual Fund Services, LLC
Attn:  Investment Services
P.O. Box 8310
Philadelphia, PA  19101

..........Buying Shares  Through Wire  Transfer.  Until on or about April 12, 2004,  you should  instruct your bank to transfer funds by wire to:

                                                          ABA # 011000028
                                                 State Street Bank &Trust Company
                                                       Boston, Massachusetts
                                                           DDA # 99052995

                                             FBO: American Skandia Advisor Funds, Inc.
                                                   Fund Name and Class of Shares
                                                Shareholder Name and Account Number

..........Effective on or about April 12,  2004,  to purchase by wire,  call  Prudential  Mutual Fund  Services LLC ("PMFS") at (800)
225-1852 to obtain an  application.  After PMFS receives your completed  application,  you will receive an account  number.  We have the right to reject any purchase order (including an exchange into a Fund) or suspend or modify a Fund's sale of its shares.

             Buying Shares  Through  Bank-Linked  Accounts.  If you have selected this option on your account  application,  you may link your Fund account to your designated bank account electronically.  Purchase minimums and sales charges will apply.

PURCHASE ORDERS:

..........Purchase  orders  for the Funds  are  accepted  only on days on which  the New York  Stock  Exchange  ("NYSE")  is open for business (a "business  day").  Orders  received by American  Skandia Fund  Services,  Inc. (the "Transfer  Agent")  (effective on or about April 12, 2004,  the Transfer Agent shall be Prudential  Mutual Fund  Services,  LLC) on any business day prior to the time of close of trading on the NYSE (which is normally  4:00 p.m. New York Time) will receive the offering  price  calculated  at the close of trading  that day.  The  offering  price is the net asset value  ("NAV")  plus any initial  sales  charge  that  applies.  Orders received  by the  Transfer  Agent  after the close of  trading  on a  business  day,  but prior to the close of  trading on the next business  day,  will receive the offering  price  calculated  at the close of trading on that next business day. For a discussion of how NAV is  determined,  see this  Prospectus  under  "Determination  of Net Asset Value." If you purchase  shares through a dealer, your dealer is responsible for forwarding payment promptly to the Transfer Agent.

..........The Company,  the  Distributor  or the Transfer  Agent  reserves the right to reject any order for the purchase of a Fund's shares.  The  Company  may cancel any  purchase  order for which  payment  has not been  received  by the fifth  business  day after placement of the order.  Additionally,  if the  purchase  payment does not clear,  your  purchase  will be canceled and you could be liable for any losses or fees the Fund or the Transfer Agent has incurred.  If the Transfer Agent deems it  appropriate,  additional documentation  for any  order  may be  required,  and the  order  will  not be  considered  to be  received  until  such  additional documentation is received.

PURCHASE OF CLASS A SHARES:

..........Class A shares  (other than the ASAF Money  Market  Fund) are sold at an offering  price that  normally  equals NAV plus an initial  sales  charge that varies  depending on the amount of your  investment.  In certain  instances  described  below,  however, purchases  are either not  subject to an initial  sales  charge  (and the  offering  price will be at NAV) or will be  eligible  for reduced sales  charges.  The Fund  receives an amount equal to the NAV to invest for your account.  A portion of the sales charge is retained by the  Distributor  and a portion is allocated  to your  dealer.  The  Distributor  may allocate the entire  amount of the initial sales charge to dealers for all sales occurring during a particular period.

         The following information applies until on or about April 12, 2004 for Class A shares and thereafter will apply to redesignated Class L shares.

         The sales charge rates are as follows:

                          High Yield Bond &Total Return Bond Funds:       All Other Funds (other than Money Market Fund):

                            Front-end Sales         Front-end Sales        Front-end Sales         Front-end Sales Charge
                            Charge (as % of         Charge (as % of amt.   Charge (as % of         (as % of amt. invested)
                                    --------                -------------          --------         ----------------------
                            offering price)         invested)              offering price)
                            ---------------         ---------              ---------------
Amount of Purchase:
------------------
Less than $50,000               4.25%                   4.44%                  5.75%                   6.10%
$50,000 up to $100,000          3.75%                   3.90%                  5.00%                   5.26%
$100,000 up to $250,000         3.25%                   3.36%                  4.00%                   4.17%
$250,000 up to $500,000         2.25%                   2.30%                  3.00%                   3.09%
$500,000 up to $1 million       1.50%                   1.52%                  2.25%                   2.30%

             Class A and Class L shares of the ASAF Money  Market  Fund are sold at their net asset value  without an initial  sales charge.  However,  holders of Class A and Class L shares of this Fund may be charged a sales charge when they exchange  those shares for Class A and Class L shares of the other Funds.

         Purchases  Subject to a Contingent  Deferred Sales Charge ("CDSC").  There is no initial sales charge on purchases of Class
A and Class L shares of any one or more of the Funds in the following cases:

o        Purchases aggregating $1 million or more;
o        Purchases  by an  employer-sponsored  retirement  plan  under  section  403(b)  of  the  Code  that  features  an  employer contribution or "match"; or
o        Purchases by an  employer-sponsored  retirement  plan under  section  401(a) of the Code  (including a 401(k) plan) with at least 25 eligible  employees  or that uses the  services of a third party  administrator  that has  established  an electronic link with the Company.

         However,  if such Class A and Class L shares are redeemed  within 12 months of the first business day of the calendar month of their  purchase,  a CDSC  ("Class A CDSC")  will be deducted  from the  redemption  proceeds.  The Class A CDSC will not apply to redemptions of shares  acquired by the  reinvestment of dividends or capital gains  distributions  or redemptions for the purpose of making  distributions  or loans to section 401(a) or 403(b)(7)  plan  participants,  and will be waived under certain  circumstances described in the  Company's  SAI.  The Class A CDSC will be equal to 1.0% of the shares' NAV at the time of  purchase.  Any increase in the share  price is not  subject to the CDSC.  The Class A CDSC is paid to the  Distributor  to  reimburse  expenses  incurred in providing  distribution-related  services to the Fund. To determine whether the Class A CDSC applies to a redemption,  the Fund will first redeem  shares  acquired by  reinvestment  of dividends and capital  gains  distributions,  and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first).

         Reduction  of Initial  Sales  Charges for Class A Shares.  You may be eligible to buy Class A and Class L shares at reduced initial sales charge rates in one or more of the following ways:

                  Combined  Purchases.  Initial sales charge  reductions  are available by combining into a single  transaction  the purchase of Class A and Class L shares with the purchase of any other class of shares.  Qualifying  purchases  include those by you, your spouse and your children  under the age of 21 (if all parties are  purchasing  shares for their own account),  those by certain tax qualified plans such as IRAs,  SIMPLE IRAs,  individual type 403(b)(7)  plans, and single  participant  Keogh type plans for the benefit of such individuals, and those by a company controlled by such individuals

                  Rights of  Accumulation.  The  initial  sales  charge for your  investment  in Fund  shares may also be reduced by aggregating  the amount of such  investment  with the current  value of all Fund shares  currently  owned by you at the time of your current purchase.  The rules described above under "Combined Purchases" may apply.

                  Letter of Intent  ("LOI").  You may reduce the initial sales charge rate that applies to your purchases of Class A and Class L shares by meeting the terms of an LOI -- a  non-binding  commitment to invest a certain  amount within a  thirteen-month period from your initial  purchase.  The total amount of your intended  purchases of all Classes of shares will  determine the sales charge rate for Class A and Class L shares  purchased during that period.  This can include  purchases made up to 90 days before the date of the LOI.  Part of the LOI amount  will be held in escrow to cover  additional  sales  charges  that may be due if your total investments  over the LOI period are not sufficient to qualify for the intended sales charge  reduction.  The rules  described above under "Combined Purchases" may apply.

         Waiver of All Class A Sales  Charges.  No sales charge is imposed on purchases of Class A and Class L shares in  connection with various types of transactions  and for various types of investors.  These sales charge waivers  include:  (1) shares  purchased by the  reinvestment  of  loan  repayments  by a  participant  in a  retirement  plan;  (2)  shares  purchased  by  reinvestment  of distributions;  (3) shares  purchased and paid for with the proceeds of shares  redeemed in the prior 180 days from a mutual fund on which an initial sales charge or CDSC was paid; (4) shares  purchased by former  participants in a qualified  retirement plan, where a portion of the plan was invested in the Company;  (5) shares purchased by non-qualified  deferred  compensation  plans and defined contribution plans; (6) shares purchased under arrangements  between the Company and organizations which make  recommendations to or permit  group  solicitations  of its  employees,  members  or  participants;  (7)  shares  purchased  by  employees  and  registered representatives  (and their parents,  spouses and dependent  children) of broker-dealer firms if the purchase is for the purchaser's own account (or for the benefit of such individual  listed above);  and (8) shares  purchased by participants in certain "wrap fee", or asset allocation  programs or other fee based  arrangements  sponsored by  broker-dealers  and other financial  institutions that have entered into  agreements  with the  Distributor;  and (9) shares  purchased  for accounts  established  on behalf of registered investment  advisors or their clients by  broker-dealers  that charge a transaction  fee and that have entered into  agreements with the Distributor.

         Effective on or about April 12, 2004, the following  information  will apply to the new Class A shares of each Fund (except
Money Market Fund):

         The following sales charge information will apply effective on or about April 12, 2004.

                                    High Yield Bond &Total Return Bond Funds:
                                   Front-end Sales        Front-end Sales
                                   Charge (as % of        Charge (as % of amt.
                                           --------               ------------
Amount of Purchase:                offering price)        Invested)
------------------                 ---------------        ---------

Less than $50,000                      4.50%                  4.71%
$50,000 up to $99,999                  4.00%                  4.17%
$100,000 up to $249,999                3.50%                  3.63%
$250,000 up to $499,999                2.50%                  2.56%
$500,000 up to $999,999                2.00%                  2.04%
$1 million up to $4,999,999*           None                   None

                                                 All Other Funds:
                                   Front-end Sales        Front-end Sales
                                   Charge (as % of        Charge (as % of amt.
                                           --------               ------------
Amount of Purchase:                offering price)        Invested)
------------------                 ---------------        ---------

Less than $25,000                      5.50%                  5.82%
$25,000 up to $49,999                  5.00%                  5.26%
$50,000 up to $99,999                  4.50%                  4.71%
$100,000 up to $249,999                3.75%                  3.90%
$250,000 up to $499,999                2.75%                  2.83%
$500,000 up to $999,999                2.00%                  2.04%
$1 million up to $4,999,999*           None                   None

* If you invest $1 million of more, you can buy only Class A shares.  If you purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase, you will be subject to a 1% CDSC.

         Increase  the  Amount of Your  Investment.  You can  reduce  Class  A's  sales  charge  by  increasing  the  amount of your investment.  The table above shows how the sales charge decreases as the amount of your investment increases.

         Class L shares and Class D shares of the Money Market Fund are sold at their net asset value without an initial sales charge.

To satisfy the purchase amounts above, you can:

   - Invest with an eligible group of investors who are related to you,

   - Buy Class A shares of two or more ASAF, JennisonDryden or Strategic Partners mutual funds at the same time,

 - Use your Rights of Accumulation,  which allow you to combine (1) the current value of ASAF,  JennisonDryden or Strategic Partners mutual  fund  shares  you  already  own,  (2) the  value of money  market  shares  you  have  received  for  shares  of those  ASAF,
JennisonDryden  or Strategic  Partners mutual funds in an exchange  transaction,  and (3) the value of the shares you are purchasing for purposes of  determining  the applicable  sales charge (note:  you must notify the Transfer Agent at the time of purchase if you qualify for Rights of Accumulation), or

 - Sign a Letter of Intent, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in a Fund and other Prudential mutual funds within 13 months.

The Distributor may reallow Class A's sales charge to dealers.

         Benefit Plans.  Certain group  retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets,  average account balance or number of eligible employees.  For more information about these requirements, call Prudential at (800) 353-2847.

         Mutual  Fund  Programs.  The  initial  sales  charge  will be  waived  for  investors  in  certain  programs  sponsored  by broker-dealers,  investment advisers and financial planners who have agreements with Prudential  Investments Advisory Group relating to:

   - Mutual fund "wrap" or asset allocation  programs where the sponsor places Fund trades,  links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

   - Mutual fund  "supermarket"  programs  where the sponsor links its clients'  accounts to a master  account in the sponsor's name and the sponsor charges a fee for its services.

         Broker-dealers,  investment  advisers or financial  planners  sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in  connection  with  different  pricing  options  for their  programs.  Investors  should consider  carefully  any  separate  transaction  and other fees  charged by these  programs in  connection  with  investing  in each available share class before selecting a share class.

         Other Types of  Investors.  Other  investors  pay no sales  charge,  including  certain  officers,  employees  or agents of
Prudential and its affiliates,  the ASAF,  JennisonDryden or Strategic  Partners mutual funds, the investment  advisers of the ASAF,
JennisonDryden or Strategic Partners mutual funds and registered  representatives  and employees of brokers that have entered into a dealer  agreement  with the  Distributor.  To qualify for a reduction  or waiver of the sales  charge,  you must notify the Transfer
Agent or your broker at the time of purchase. For more information, see the SAI.

         In order to receive the above sales charge  reductions or waivers,  you must notify the Transfer  Agent of the reduction or waiver  request  when you place your  purchase  order.  The  Transfer  Agent may  require  evidence of your  qualification  for such reductions  or  waivers.  Additional  information  about the above sales  charge  reductions  or waivers  can be  obtained  from the
Transfer Agent.

PURCHASE OF CLASS B SHARES:

             Because in most cases it is more  advantageous  for an  investor  to  purchase  Class A shares for amounts in excess of
$250,000,  until on or about April 12, 2004 a request to purchase  Class B shares for $250,000 or more will  normally be  considered as a purchase  request for Class A shares or  declined.  Effective  on or about April 12,  2004,  this amount is lowered to $100,000 such that a request to purchase Class B shares for amounts greater than $100,000 will generally not be accepted.

         The  following  information  applies until on or about April 12, 2004 for Class B shares and  thereafter  will apply to the redesignated Class M shares.

         Class B and Class M shares are sold at NAV per share  without  an initial  sales  charge.  However,  if Class B and Class M shares are redeemed within 7 years of their  purchase,  a CDSC ("Class B CDSC") will be deducted from the redemption  proceeds.  The
Class B CDSC will not apply to redemptions of shares purchased by the reinvestment of dividends or capital gains  distributions  and may be waived  under  certain  circumstances  described  below.  The  charge  will be  assessed  on the  shares'  NAV at the time of purchase.  Any  increase in the share price is not subject to the CDSC.  The Class B CDSC is paid to the  Distributor  to  reimburse expenses  incurred  in  providing  distribution-related  services  to the Fund in  connection  with the sale of Class B and  Class M shares.  The  Distributor  has  assigned  its right to  receive  any Class B CDSC,  as well as any  distribution  and  service  fees discussed below under  "Distribution  Plans," to certain  unrelated  parties that provides funding for the up-front sales concession payments.

         To determine  whether the Class B CDSC applies to a redemption,  the Fund will first redeem shares acquired by reinvestment of dividends  and capital gains  distributions,  and then will redeem  shares in the order in which they were  purchased  (such that shares  held the  longest  are  redeemed  first).  The  amount of the Class B CDSC will  depend on the  number of years  since  your investment and the amount being redeemed, according to the following schedule:

                  Redemption During:                      Class B CDSC (as % of amount subject to charge):
                  -----------------                       -----------------------------------------------

                  1st year after purchase                                       6.0%
                  2nd year after purchase                                       5.0%
                  3rd year after purchase                                       4.0%
                  4th year after purchase                                       3.0%
                  5th year after purchase                                       2.0%
                  6th year after purchase                                       2.0%
                  7th year after purchase                                       1.0%
                  8th year after purchase                                       None

         For purposes of  determining  the CDSC,  all  purchases are  considered to have been made on the first  business day of the month in which the purchase was actually made.

         Waiver of Class B CDSC.  The Class B CDSC will be waived in the  following  cases if shares are  redeemed  and the Transfer
Agent is notified:  (1) redemptions  under a Systematic  Withdrawal Plan as described in this Prospectus  under "Special  Investment
Programs and  Privileges";  (2)  redemptions to pay premiums for optional  insurance  coverage  described in this  Prospectus  under
"Special Investment  Programs and Privileges";  (3) redemptions  following death or post-purchase  disability (as defined by Section
72(m)(7) of the Code);  (4) the portion of a mandated minimum  distribution  from an IRA, SIMPLE IRA or an individual type 403(b)(7)
plan equal to the  percentage  of your plan assets  held in Class B and Class M shares of the  Company  (any  portion  greater  than mandated  minimum  distribution  would be subject to CDSC);  (5) the  portion  of any  substantially  equal  periodic  payments  (as described  in Section  72(t) of the Code)  equal to the  percentage  of your plan  assets  held in Class B and Class M shares of the
Company; and (6) the return of excess contributions from an IRA or SIMPLE IRA.

         Automatic  Conversion  of Class B Shares.  Eight  years  after  you  purchase  Class B and Class M shares of a Fund,  those shares  will  automatically  convert  to  Class A  shares  of that  Fund.  This  conversion  feature  relieves  Class B and  Class M shareholders of the higher  asset-based  distribution  charge that applies to Class B and Class M shares under the Class B and Class
M Distribution  and Service Plans  described  below under  "Distribution  Plans." The conversion is based on the relative NAV of the classes,  and no sales charge is imposed.  At the time of conversion,  a portion of the Class B and Class M shares purchased through the  reinvestment  of dividends or capital gains  ("Dividend  Shares") will also convert to Class A shares.  The portion of Dividend
Shares that will convert is determined by the ratio of your converting  Class B and Class M non-Dividend  Shares to your total Class
B and Class M non-Dividend Shares.

         Effective on or about April 12, 2004, the following information will apply to the new Class B shares of each Fund.

         Class B shares are sold at NAV per share without an initial sales charge.  However,  if Class B shares are redeemed  within
6 years of their purchase,  a CDSC ("Class B CDSC") will be deducted from the redemption  proceeds.  The Class B CDSC will not apply to redemptions of shares purchased by the reinvestment of dividends or capital gains  distributions  and may be waived under certain circumstances  described  below.  The charge will be assessed on the shares' NAV at the time of purchase.  Any increase in the share price is not  subject  to the CDSC.  The  Class B CDSC is paid to the  Distributor  to  reimburse  expenses  incurred  in  providing distribution-related services to the Fund in connection with the sale of Class B shares.

         To determine  whether the Class B CDSC applies to a redemption,  the Fund will first redeem shares acquired by reinvestment of dividends  and capital gains  distributions,  and then will redeem  shares in the order in which they were  purchased  (such that shares  held the  longest  are  redeemed  first).  The  amount of the Class B CDSC will  depend on the  number of years  since  your investment and the amount being redeemed, according to the following schedule:

                  Redemption During:                      Class B CDSC (as % of amount subject to charge):
                  -----------------                       -----------------------------------------------

                  1st year after purchase                                       5.0%
                  2nd year after purchase                                       4.0%
                  3rd year after purchase                                       3.0%
                  4th year after purchase                                       2.0%
                  5th year after purchase                                       1.0%
                  6th year after purchase                                       1.0%
                  7th year after purchase                                       None

         For purposes of  determining  the CDSC,  all  purchases are  considered to have been made on the first  business day of the month in which the purchase was actually made.

         Waiver of the CDSC -- Class B Shares.  The CDSC will be waived if the Class B shares are sold:

   - After a  shareholder  is deceased or disabled  (or, in the case of a trust  account,  the death or  disability of the grantor).
This waiver applies to individual shareholders,  as well as shares held in joint tenancy,  provided the shares were purchased before the death or disability,

   - To provide for  certain  distributions  -- made  without IRS penalty -- from a  tax-deferred  retirement  plan,  IRA or Section
403(b) custodial account, and

   - On certain sales effected through a Systematic Withdrawal Plan.

         Class B Shares  Convert to Class A Shares  After  Approximately  Seven  Years.  If you buy Class B shares and hold them for approximately  seven years,  we will  automatically  convert them into Class A shares  without  charge.  At that time,  we will also convert any Class B shares that you received with  reinvested  dividends and other  distributions.  Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.

         Class B shares  acquired  through the  reinvestment  of  dividends  or  distributions  will be  converted to Class A shares according  to the  procedures  utilized by the  broker-dealer  through  which the Class B shares were  purchased,  if the shares are carried on the books of that  broker-dealer  and the  broker-dealer  provides  subaccounting  services to the Fund.  Otherwise,  the procedures  utilized by PMFS, or its affiliates,  will be used. The use of different  procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

         When we do the  conversion,  you will get fewer Class A shares than the number of converted  Class B shares if the price of the Class A shares is higher than the price of Class B shares.  The total dollar  value will be the same,  so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase.

PURCHASE OF CLASS X SHARES:

         Effective on or about April 12, 2004,  Class X shares will no longer be offered to new  purchases.  Dividends paid on Class
X shares will continue to be  reinvested in Class X shares.  Class X shares will only be  exchangeable  with Class X shares  offered by other ASAF Funds.

         Class X shares are currently only offered to certain  "Qualified"  purchasers  (including,  but not limited to, IRAs,  Roth
IRAs,  Education IRAs, SEP IRAs, SIMPLE IRAs and 403(b)(7) plans).  Any request for  "Non-Qualified"  purchases of Class X shares up to $250,000  will  normally be  considered  as a purchase  request for Class B shares or declined.  Any request for  "Non-Qualified"
purchases of Class X shares above  $250,000 will be considered as a purchase  request for Class A shares or declined.  Because it is more  advantageous  for an investor to purchase  Class A shares for amounts in excess of  $1,000,000,  a request to purchase Class X shares for $1,000,000 or more will normally be considered as a purchase request for Class A shares or declined.

         Class X shares are sold at NAV per share  without an initial  sales  charge.  In  addition,  investors  purchasing  Class X shares will receive,  as a bonus,  additional  shares having a value equal to 2.50% of the amount  invested  ("Bonus  Shares").  The
Distributor  pays for the Bonus  Shares as part of its  services  to the Funds.  The  Distributor  expects  to recover  the costs of purchasing  Bonus Shares through fees received under the Class X Distribution  and Service Plan discussed  below.  Shares  purchased by the reinvestment of dividends or capital gains distributions are not eligible for Bonus Shares.

         Although  Class X shares are sold without an initial sales charge,  if Class X shares are redeemed  within 8 years of their purchase (7 years in the case of Class X shares  purchased  prior to August 19, 1998), a CDSC ("Class X CDSC") will be deducted from the redemption  proceeds.  The Class X CDSC will not apply to redemptions  of Bonus Shares or shares  purchased by the  reinvestment of dividends or capital gains  distributions  and may be waived under certain  circumstances  described below. The Class X CDSC will be  assessed on the NAV of the shares at the time of  purchase.  Any  increase  in the share  price is not subject to the CDSC.  The
Class X CDSC is paid to the Distributor to reimburse  expenses  incurred in providing  distribution-related  services to the Fund in connection  with the sale of Class X shares.  The  Distributor  has assigned  its right to receive any Class X CDSC,  as well as any distribution  and service fees discussed below under  "Distribution  Plans," to a third party that provides funding for the up-front sales concession payments.

         To  determine  whether  the Class X CDSC  applies to a  redemption,  the Fund first  redeems  shares not  subject to a CDSC
(shares acquired by reinvestment of dividends and capital gains  distributions,  Bonus Shares, and shares held for over 8 years) and then redeems other shares in the order they were  purchased  (such that shares held the longest are redeemed  first).  The amount of the Class X CDSC will  depend on the  number of years  since  your  investment  and the  amount  being  redeemed,  according  to the following schedule:

                  Redemption During:                      Class X CDSC (as % of amount subject to charge):
                  -----------------                       -----------------------------------------------

                  1st year after purchase                                       6.0%
                  2nd year after purchase                                       5.0%
                  3rd year after purchase                                       4.0%
                  4th year after purchase                                       4.0%
                  5th year after purchase                                       3.0%
                  6th year after purchase                                       2.0%
                  7th year after purchase                                       2.0%
                  8th year after purchase                                       1.0%
                  9th or 10th year after purchase                               None

         For purposes of  determining  the CDSC,  all  purchases are  considered to have been made on the first  business day of the month in which the purchase was actually  made. In the case of Class X shares  purchased  prior to August 19, 1998, the CDSC imposed will be 6% during the first year after  purchase,  5% during the second year,  4% during the third year,  3% during the fourth year,
2% during the fifth and sixth years, 1% during the seventh year, and none thereafter.

         Waiver of Class X CDSC.  The Class X CDSC will be waived in the  following  cases if shares are  redeemed  and the Transfer
Agent is notified:  (1) redemptions to pay premiums for optional  insurance  coverage  described in this  Prospectus  under "Special
Investment  Programs and Privileges";  (2) redemptions  following death or post-purchase  disability (as defined by Section 72(m)(7)
of the Code);  (3) the portion of a mandated  minimum  distribution  from an IRA,  SIMPLE IRA or an individual  type  403(b)(7) plan equal to the  percentage  of your plan assets held in Class X shares of the  Company;  (4) the  portion of any  substantially  equal periodic  payments (as  described in Section  72(t) of the Code) equal to the  percentage of your plan assets held in Class X shares of the Company; and (5) the return of excess contributions from an IRA or SIMPLE IRA.

         Automatic  Conversion  of Class X Shares.  Ten years after you  purchase  Class X shares of a Fund (eight years in the case of Class X shares  purchased  prior to August 19,  1998),  those shares will  automatically  convert to Class A shares of that Fund.
This conversion feature relieves Class X shareholders of the higher asset-based  distribution  charge that applies to Class X shares under the Class X  Distribution  and Service  Plan  described  below under  "Distribution  Plans."  The  conversion  is based on the relative  NAV of the two  classes,  and no sales  charge is  imposed.  At the time of  conversion,  a portion  of the Class X shares purchased  through the  reinvestment  of dividends or capital gains  ("Dividend  Shares")  will also convert to Class A shares.  The portion of Dividend  Shares that will convert is  determined by the ratio of your  converting  Class X  non-Dividend  Shares to your total Class X non-Dividend Shares.

PURCHASE OF CLASS C SHARES:

         Because it is more  advantageous for an investor to purchase Class A shares for amounts in excess of $1,000,000,  a request to purchase Class C shares for $1,000,000 or more will generally not be accepted.

         Class C shares are sold at an offering  price equal to their NAV per share.  The Fund  receives an amount  equal to the NAV to invest for your account.

         If Class C shares are redeemed within 12 months of the first business day of the calendar month of their  purchase,  a CDSC
("Class C CDSC") of 1.0% will be deducted from the  redemption  proceeds.  The Class C CDSC will not apply to  redemptions of shares purchased by the reinvestment of dividends or capital gains distributions and will be waived under certain  circumstances  described below.  The charge  will be  assessed  on the NAV of the shares at the time of  purchase.  Any  increase  in the share  price is not subject to the CDSC.  The Class C CDSC is paid to the  Distributor  to  reimburse  its  expenses of  providing  distribution-related services to the Fund in connection with the sale of Class C shares.

         To determine  whether the Class C CDSC applies to a redemption,  the Fund will first redeem shares acquired by reinvestment of dividends  and capital gains  distributions,  and then will redeem  shares in the order in which they were  purchased  (such that shares held the longest are redeemed first).

         The following information regarding CDSCs applies until on or about April 12, 2004.

         Waiver of Class C CDSC.  The Class C CDSC will be waived in the  following  cases if shares are  redeemed  and the  Transfer
Agent is notified:  (1) redemptions  under a Systematic  Withdrawal Plan as described in this  Prospectus  under "Special  Investment
Programs and  Privileges";  (2)  redemptions  to pay premiums for optional  insurance  coverage  described in this  Prospectus  under
"Special  Investment  Programs and Privileges";  (3) redemptions of shares purchased under an asset allocation  program  sponsored by
ASISI or its affiliates;  (4) redemptions  following death or post-purchase  disability (as defined by Section 72(m)(7) of the Code);
(5)  distributions  or loans to participants of qualified  retirement  plans and other employee  benefit plans;  (6) the portion of a mandated  minimum  distribution  from an IRA,  SIMPLE IRA or an individual  type  403(b)(7) plan equal to the percentage of your plan assets held in Class C shares of the Company;  (7) the portion of any substantially  equal periodic payments (as described in Section
72(t) of the Code) equal to the  percentage  of your plan assets held in Class C shares of the Company;  and (8) the return of excess contributions from an IRA, SIMPLE IRA or 401(k) plan

         Effective on or about April 12, 2004, the following information regarding CDSCs will apply.

         Waiver of the CDSC -- Class C Shares.  The CDSC will be waived  for  redemptions  by  certain  group  retirement  plans for which Prudential or brokers not affiliated with Prudential provide  administrative or recordkeeping  services. The CDSC also will be waived for certain  redemptions by benefit plans sponsored by Prudential and its affiliates.  For more information,  call Prudential at (800) 353-2847.

DISTRIBUTION PLANS:

         The  Company  adopted a  Distribution  and  Service  Plan  (commonly  known as a "12b-1  Plan") for each Class of shares to compensate  the  Distributor  for its  services and costs in  distributing  shares and  servicing  shareholder  accounts.  Under the
Distribution  and  Service  Plan for Class A shares,  the Fund pays the  Distributor  0.50% of the Fund's  average  daily net assets attributable  to Class A shares.  Under the Plans for Class B, X and C shares,  the Fund pays the  Distributor  1.00% of the  Fund's average  daily net assets  attributable  to the relevant  Class of shares.  Because these fees are paid out of a Fund's assets on an ongoing  basis,  these fees may,  over time,  increase the cost of an investment in the Fund and may be more costly than other types of sales charges.

         Effective on or about April 12, 2004,  the Company  amended the 12b-1 Plan for Class A shares under which the Fund pays the
Distributor  up to 0.30% of the Fund's  average  daily net assets  attributable  to Class A shares.  The Company  also adopted a new
12b-1  Plan for Class L shares  (formerly  Class A shares)  under  which the Fund  pays the  Distributor  up to 0.50% of the  Fund's average  daily net assets  attributable  to Class L shares.  The Company also adopted a new 12b-1 Plan for Class M shares  (formerly
Class B shares) under which the Fund pays the  Distributor up to 1.00% of the Fund's average daily net assets  attributable to Class
M shares.  The Company  also  adopted a new 12b-1 Plan for Class D shares  (ASAF  Money  Market Fund only) under which the Fund pays the Distributor up to 0.50% of the Fund's average daily net assets attributable to Class D shares.

         The Distributor uses  distribution and service fees received under each Plan to compensate  qualified  dealers for services provided in connection  with the sale of shares and the  maintenance of shareholder  accounts.  In addition,  the  Distributor  uses distribution and service fees received under the Class X Plans as reimbursement for its purchases of Bonus Shares.

         In addition,  the Company had adopted a Supplemental  Distribution  Plan under Rule 12b-1 (the  "Supplemental  Plan").  The
Supplemental  Plan permitted the Distributor to receive  brokerage  commissions in connection with purchases and sales of securities held by the  Funds,  and to use these  commissions  to  promote  the sale of shares of the  Company.  Under the  Supplemental  Plan, transactions  for the purchase  and sale of  securities  for a Fund could be directed to certain  brokers for  execution  ("clearing brokers") who agreed to pay part of the brokerage  commissions  received on these  transactions to the Distributor for "introducing"
transactions to the clearing broker. In turn, the Distributor used the brokerage  commissions  received as an introducing  broker to pay various  distribution-related  expenses, such as advertising,  printing of sales materials,  and payments to selling dealers. No
Fund paid any new fees or charges  resulting from the Supplemental  Plan, nor did the brokerage  commissions paid by a Fund increase as the result of  implementation  of the  Supplemental  Plan. On June 27, 2001, the Supplemental  Distribution  Plan for the Company
was  terminated by the vote of the majority of the Directors of the Company who are not  interested  persons of the Company and have no direct or  indirect  financial  interest  in the  operations  of the  Supplemental  Distribution  Plan.  Since July 2000 when the
Supplemental Distribution Plan suspended its operations, no payments have been made under the Supplemental Distribution Plan.

                                             SPECIAL INVESTMENT PROGRAMS AND PRIVILEGES

..........Automatic  Investment Plans ("AIP").  You may make regular monthly  investments  through an automatic  withdrawal from your bank account ($50 minimum per Fund).  Sales charges will apply.

..........Automatic  Dividend  Reinvestment.  Dividend and capital gains  distributions can automatically be reinvested in additional shares at no sales charge.

..........Automatic  Dividend  Diversification  ("ADD").  Until on or about April 12, 2004, you may automatically  reinvest dividends and capital gains  distributions paid by one Fund into shares of the same class of another Fund,  provided that you have already met that Fund's minimum initial purchase requirement.  No initial sales charge or CDSC will apply to the purchased shares.

..........Effective on or about April 12, 2004, for your convenience,  we will  automatically  reinvest your  distributions in a Fund at NAV  without  any  sales  charge.  If you want  your  distributions  paid in  cash,  you can  indicate  this  preference  on your application,  notify your broker or notify the Transfer  Agent in writing (at the address  below) at least five business days before the date we determine who receives dividends:

Prudential Mutual Fund Services LLC
Attn:  Account Maintenance
P.O. Box 8159
Philadelphia, PA  19101

..........Dollar Cost  Averaging.  You can set up monthly or quarterly  exchanges in amounts of $50 or more from one Fund to the same class of shares of another Fund.  You may set up more than one of these programs simultaneously.

..........Systematic  Withdrawal  Plan  ("SWP").  A  Systematic  Withdrawal  Plan is available  that will  provide you with  monthly, quarterly,  semi-annual  or annual  redemption  checks.  Remember,  the sales of shares  may be  subject  to a CDSC.  The SWP is not available to participants in certain retirement plans.  Please contact PMFS at (800) 225-1852 for more details.

..........Exchange  Privilege.  You may exchange  your shares of a Fund for shares of the same class of any other Fund.  Effective on or about April 12, 2004,  you may  exchange  your new Class A, new Class B and Class C shares for shares of the  JennisonDryden  and
Strategic Partners funds.  For complete policies governing exchanges, see this Prospectus under "How to Exchange Shares."

..........Reinvestment  Privilege.  Until on or about  April  12,  2004,  if you  redeem  Class A, B or X shares on which you paid an initial  sales  charge or a CDSC,  you have up to 180 days to reinvest all or part of the  redemption  proceeds in Class A shares of the Funds without  paying  another sales charge.  If you redeem Class C shares on which you paid an initial sales charge you have up to 180 days to reinvest all or part of the redemption  proceeds in Class C shares of the Funds without paying another  initial sales charge.  You must ask the  Transfer  Agent for this  privilege  when you send your  payment.  Effective  on or about April 12, 2004, this  reinvestment  privilege  will be amended  such that you have up to 90 days to reinvest  new Class A, L, M and X in new Class A shares of the Funds  without  paying  another  sales  charge.  If you  redeem  new Class B and C shares on which you paid an initial sales charge or a CDSC,  you may reinvest all or part of the  redemption  proceeds in the class of the Funds without  paying another sales charge.

..........Retirement and other  Tax-Qualified  Plans.  Certain classes of Fund shares are available as an investment  option for your retirement  plans.  A number of different  retirement  plans can be used by individuals  and employers  including  IRAs,  Roth IRAs,
Education IRAs, SEP IRAs,  SIMPLE IRAs, 401 plans and 403(b)(7) plans.  Please call  800-225-1852 for the applicable plan documents, which contain important information and applications.

..........The above programs and privileges may be selected at the time of your initial investment or at a later date.

..........Please call  1-800-SKANDIA  (prior to April 12, 2004) or 800-225-1852 (on or after April 12, 2004) for more information and application forms for any of the above programs and privileges.

                                                        HOW TO REDEEM SHARES

         You can arrange to take money out of your Fund account on any business  day by redeeming  some or all of your shares.  Your shares  will be sold at the next NAV  calculated  after your order is received  in good  order.  The Company  offers you a number of ways to sell your  shares,  including in writing,  by  telephone,  by  Automated  Clearing  House  ("ACH") bank  transfer or by wire transfer.  You can also set up a Systematic  Withdrawal  Plan to redeem shares on a regular  basis (as described in this  Prospectus under "Special Investment Programs and Privileges").

         If you hold Fund shares through a retirement  account,  call the Transfer Agent in advance for additional  information  and any necessary  forms.  There are special income tax withholding  requirements for  distributions  from retirement plans and you must submit a withholding  form with your request.  If your  retirement  plan account is held for you by your employer,  you must arrange for the distribution request to be sent by the plan trustee.

Redeeming Shares by Mail:

         If you want to redeem your shares by mail, write a "letter of instruction" that includes the following information:

         o    Your name
         o    Fund's name
         o    Your Fund account number (from your account statement)
         o    Dollar amount or number of shares to be redeemed
         o    Any special payment instructions
         o    Signatures of all registered owners exactly as the account is registered
         o    Any special  requirements or documents  requested by the Transfer Agent to assure proper  authorization  of the person requesting the redemption

         Until on or about April 12, 2004:

         Send Requests by Regular Mail to                              Send Requests by Courier or Express Mail to

         American Skandia Advisor Funds, Inc.                          American Skandia Advisor Funds, Inc.
         P.O. Box 8012                                                 66 Brooks Drive
         Boston, Massachusetts 02266-8012                              Braintree, Massachusetts 02184

         Effective on or about April 12, 2004:

         Send Requests to

         Prudential Mutual Fund Services LLC
         Attn:  Redemption Services
         P.O. Box 8149
         Philadelphia, PA  19101

Redeeming Shares by Telephone:

         You may also redeem shares by telephone by calling  1-800-SKANDIA  (prior to April 12, 2004) or by calling 800-225-1852 (on or after  April 12,  2004).  To receive  the  redemption  price  calculated  on the  business  day that you call,  your call must be received  by the  Transfer  Agent  before the close of  trading on the NYSE that day,  which is  normally  4:00 P.M.  New York time.
Shares held in  tax-qualified  retirement  plans may not be redeemed by  telephone.  You may have a check sent to the address on the account  statement,  or, if you have linked your Fund account to your bank account,  you may have the proceeds  transferred  to that bank account.

         Telephone  Redemptions Paid By Check.  You may make one redemption  request by telephone in any 7-day period for any amount up to $50,000.  Effective on or about April 12,  2004,  the amount of a  redemption  request will be changed to $100,000.  The check must be  payable  to all  owners of record of the  shares  and must be sent to the  address  on the  account.  This  service  is not available within 10 days after changing the address on an account.

         Telephone  Redemptions  Through Bank-Linked  Accounts.  If you have selected this option on your account  application,  you may link your Fund account to your  designated bank account  electronically.  You can redeem Fund shares in amounts as little as $50 or as much as $50,000  using the ACH network to have funds  transferred  to your bank account.  Normally,  the transfer to your bank is  initiated  on the business day after the  redemption.  Effective on or about April 12, 2004  redemption  amounts must be $100 or more under this privilege.

Redeeming Shares Through Your Broker:

         The  Distributor  has made  arrangements to redeem Fund shares upon orders from brokers on behalf of their customers at the offering price next determined after receipt of the order.  Brokers may charge for this service.

CHECKWRITING:

         After completing the appropriate  authorization  form,  holders of Class A and Class C shares of the ASAF Money Market Fund may redeem those shares by check.  Effective on or about April 12, 2004,  checkwriting  will be available to shareholders of Class L and Class C shares.  You must own shares of the Fund with a total value of at least $5,000 in order to establish  this  checkwriting option for your account,  and checks must be written for at least $500.  Shareholders  with joint  accounts may authorize each owner to write checks.  The person to whom a check is made payable may cash or deposit it in the same way as an ordinary bank check.

         Of course,  checks  cannot be paid if they are  written  for more than the  account  value of your ASAF Money  Market  Fund shares.  To avoid dishonor of checks due to fluctuations in account value,  shareholders  are advised against  redeeming all or most of their  account by check.  You may not write a check that would  require the Fund to redeem  shares that were  purchased  by check within the prior 15 days.  There is presently no charge for checkwriting  privileges,  but the Fund or the Transfer Agent may impose such charges in the future or may modify or terminate the privilege.  Any applicable CDSC will be deducted when a check is paid.

ADDITIONAL INFORMATION:

         To protect you and the Funds from fraud,  redemption  requests must be in writing and must include a signature guarantee in the  following  situations  (the  Company or the  Transfer  Agent may require a signature  guarantee  in other  situations  at their discretion):

         o    You wish to redeem more than $50,000 worth of shares and receive a check.  Effective on or about April 12, 2004, a signature will be required for redemptions in amounts of $100,000 or more.
         o    A redemption check is not payable to all shareholders listed on the account statement
         o    A redemption check is not sent to the address of record on your statement
         o    Shares are being transferred to a Fund account with a different owner or name
         o    Shares are redeemed by someone other than the owners (such as an Executor)

         The Transfer Agent may delay  forwarding a check or processing a payment via  bank-linked  account for the sale of recently purchased  shares,  but only until the  purchase  payment has cleared.  Such delay may be as long as 15 calendar  days from the date the shares were  purchased,  and may be avoided if you  purchase  shares by certified  check.  You may be charged a fee of up to $10 for wire transfers of redemption proceeds, which will be deducted from such proceeds.  There is no fee for ACH wire transfers.

         If you have any questions  about any of the above  procedures,  and  especially  if you are  redeeming  shares in a special situation,  such as due to the death of the owner or from a retirement plan,  please call 1-800 SKANDIA (prior to April 12, 2004) or
800-225-1852 (on or after April 12, 2004) for assistance.

                                                       HOW TO EXCHANGE SHARES

..........Except as described  below,  shares of a Fund may be exchanged for shares of the same class of other Funds at NAV per share at the time of  exchange.  Exchanges of shares  involve a  redemption  of the shares of the Fund you own and a purchase of shares of another  Fund.  Shares are normally  redeemed and  purchased in the exchange  transaction  on the business day on which the Transfer
Agent  receives  an exchange  request  that is in proper  form,  if the request is received by the close of trading on the NYSE that day. You should  consider the  differences  in  investment  objectives  and  expenses  between the Funds before  making an exchange.
Exchanges may be taxable transactions and may be subject to special tax rules about which you should consult your tax adviser.

..........You may  exchange  your Fund shares  (other than Class A shares of the ASAF Money Market Fund) for shares of any other Fund without a sales  charge.  If you exchange  such shares for shares of another Fund,  any  applicable  CDSC and the date for automatic conversion of Class B and Class X shares to Class A shares will be  calculated  based on the date on which you acquired the original shares.  Investors will not receive Bonus Shares on Class X shares obtained through an exchange.

..........Exchanges  of Class A shares of the ASAF Money  Market Fund on which an initial  sales charge has not been paid for Class A shares of any other Fund  (effective  on April 12, 2004 will be Class D shares) are subject to the initial  sales charge  applicable to the other Fund.  Class A shares of the Money  Market Fund  acquired by exchange of Class A shares of another Fund  (effective  on
April 12, 2004 will be Class L shares) are exchanged at NAV.

..........Until on or about April 12, 2004,  exchanges may be requested in writing,  by telephone or by other means acceptable to the
Company.  For written  exchange  requests you should  submit a letter of  instruction,  signed by all owners of the account,  to the
Transfer  Agent  at  P.O.  Box  8012,  Boston,  Massachusetts  02266-8012.  To  initiate  a  telephone  exchange,  you  should  call
1-800-SKANDIA.

..........All exchanges are subject to the following restrictions:

o        You may exchange only between Funds that are registered in the same name, address and taxpayer identification number.

         o    You may only exchange for shares of the same class of another Fund.

         o    You must meet the minimum purchase requirements for the Fund you purchase by exchange.

         Effective  on or about April 12,  2004,  you may  exchange new Class A, new Class B and Class C shares of a Fund for shares of the same class of other ASAF Funds as well as  JennisonDryden  and  Strategic  Partners  Funds.  The  following  policies will be effective with respect to exchanges at that time.

         After an exchange,  at  redemption  the CDSC will be  calculated  from the first day of the month after  initial  purchase, excluding  any time shares were held in a money market fund. We may change the terms of any exchange  privilege  after giving you 60 days' notice. If you hold shares through a broker, you must exchange shares through your broker.  Otherwise contact:

Prudential Mutual Fund Services LLC
Attn:  Exchange Processing
P.O. Box 8157
Philadelphia, PA 19101

         There is no sales charge for such  exchanges.  However,  if you exchange - and then sell -- Class A shares within 12 months of your  original  purchase  (only in  certain  circumstances),  Class B shares  within  approximately  six  years of your  original purchase,  or Class C shares  within 12 months of your  original  purchase,  you must  still pay the  applicable  CDSC.  If you have exchanged  Class A, Class B or Class C shares into a money  market fund,  the time you hold the shares in the money  market  account will not be counted in calculating the required  holding period for CDSC liability.  Exchanging  shares is considered a sale for tax purposes.  Therefore,  if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax.

         The Company may refuse or delay  exchanges by any person or group if, in the Investment  Manager's  judgment,  a Fund would be unable to invest the money  effectively  in accordance  with its  investment  objective and policies,  or a Fund would  otherwise potentially  be adversely  affected.  Exchanges  may be subject to certain  limitations  and are subject to the  Company's  policies concerning  excessive trading  practices,  which are policies designed to protect the funds and their  shareholders from the harmful effect of frequent exchanges and active market timing.  These limitations and market-timing policies are described below.

FREQUENT TRADING

            Frequent  trading of Fund shares in response to short-term  fluctuations  in the market -- also known as "market timing"
-- may make it very  difficult to manage the Fund's  investments.  When market timing  occurs,  the Fund may have to sell  portfolio securities to have the cash necessary to redeem the market  timer's  shares.  This can happen at a time when it is not  advantageous to sell any  securities,  so the Fund's  performance  may be hurt.  When large dollar  amounts are involved,  market timing can also make it difficult  to use  long-term  investment  strategies  because we cannot  predict how much cash the Fund will have to invest.
When, in our opinion,  such activity would have a disruptive effect on portfolio  management,  the Fund reserves the right to refuse purchase  orders and exchanges into the Fund by any person,  group or commonly  controlled  account.  The decision may be based upon dollar  amount,  volume or  frequency  of  trading.  The Fund will  notify a market  timer of  rejection  of an exchange or purchase order.  There can be no assurance  that the Funds'  procedures  will be  effective in limiting the practice of market  timing in all cases.

                                                  DETERMINATION OF NET ASSET VALUE

            The price you pay for each share of a Fund is based on the share  value.  The share  value of a mutual  fund -- known as the net asset value or NAV - is determined  by a simple  calculation:  it's the total value of the Fund (assets  minus  liabilities)
divided  by the total  number of shares  outstanding.  For  example,  if the value of the  investments  held by Fund XYZ  (minus its liabilities)  is $1,000  and there are 100  shares of Fund XYZ owned by  shareholders,  the price of one share of the fund -- or the
NAV -- is $10 ($1,000 divided by 100).

            Each Fund's portfolio  securities (except the ASAF Money Market Fund) are valued based upon market quotations or, if not readily  available,  at fair value as determined in good faith under  procedures  established  by the Fund's Board.  A Fund also may use fair value pricing if it determines that the market  quotation is not reliable based,  among other things,  on events that occur after the  quotation is derived or after the close of the primary  market on which the security is traded,  but before the time that a Fund's NAV is determined.  This use of fair value pricing most commonly occurs with  securities that are primarily  traded outside the U.S.,  but also may occur with  U.S.-traded  securities.  The fair value of a portfolio  security  that a Fund uses to determine its NAV may differ  from the  security's  quoted or  published  price.  The assets of the ASAF Money  Market  Fund are valued by the amortized  cost  method,  which is intended to  approximate  market  value.  For purposes of computing a Fund's NAV, we will value a
Fund's  futures  contracts 15 minutes after the close of trading on the New York Stock  Exchange  (NYSE).  Except when we fair value securities  or as noted below,  we normally  value each foreign  security held by a Fund as of the close of the  security's  primary market.  A Fund may  determine  to use fair  value  pricing  after the NAV  publishing  deadline,  but  before  capital  shares  are processed; in these instances, the NAV you receive may differ from the published NAV price.

            We  determine a Fund's NAV once each  business  day at the close of regular  trading on the NYSE,  usually 4:00 p.m. New
York time.  The NYSE is closed on most  national  holidays and Good Friday.  We do not price,  and you will not be able to purchase, redeem or exchange a Fund's  shares on days when the NYSE is closed but the  primary  markets for a Fund's  foreign  securities  are open, even though the value of these securities may have changed.  Conversely,  a Fund will ordinarily price its shares, and you may purchase,  redeem or exchange shares on days that the NYSE is open but foreign  securities  markets are closed. We may not determine a Fund's NAV on days when we have not received any orders to purchase,  sell or exchange  Fund shares,  or when changes in the value of a Fund's portfolio do not materially affect its NAV.

            Most national  newspapers report the NAVs of larger mutual funds,  allowing investors to check the price of mutual funds daily.

            Unless  regular  trading on the NYSE closes  before 4:00 p.m. New York time,  your order to purchase must be received by
4:00 p.m. New York time in order to receive that day's NAV. In the event that  regular  trading on the NYSE closes  before 4:00 p.m.
New York time,  you will receive the following  day's NAV if your order to purchase is received  after the close of regular  trading on the NYSE.

                                               SHAREHOLDER ACCOUNT RULES AND POLICIES

         o    The offering of any class of Fund shares may be  suspended  when the  determination  of NAV is  suspended,  and may be suspended or terminated by the Directors of the Company at any time they believe it is in a Fund's best interest to do so.

         o    Telephone transaction  privileges or privileges using electronic means for purchases,  redemptions or exchanges may be modified,  suspended or  terminated by a Fund at any time.  If an account has more than one owner,  the Fund and the Transfer  Agent may rely on the  instructions  of any one of the owners  or, in  certain  instances,  the  dealer  representative  of record for the account unless an owner  instructs the Transfer Agent  otherwise.  The Transfer Agent will record any telephone calls to verify data concerning  transactions and has adopted other procedures to confirm that telephone or electronic  instructions are genuine.  If the
Company does not use reasonable  procedures,  the Company or its agents may be liable for losses due to  unauthorized  transactions, but  otherwise  the  Company or its agents  will not be liable for losses or  expenses  arising  out of  telephone  instructions  or instructions  received by  electronic  means that they  reasonably  believe to be genuine.  If you are unable to reach the  Transfer
Agent  during  periods of unusual  market  activity,  you may not be able to complete a telephone  transaction  and should  consider placing your order by mail.

         o    Purchase,  redemption  or exchange  requests  will not be honored  until the  Transfer  Agent  receives  all  required documents in proper form.

         o    Until on or about April 12, 2004, there are no share  certificates  available for the Company's  shares.  Effective on or about April 12, 2004, share certificates will be available for the Company's new Class A, new Class B and Class C shares.

         o    Dealers that can perform account  transactions for their clients through the National Securities Clearing  Corporation are  responsible  for  obtaining  their  clients'  permission  to do so and are  responsible  to their  clients if they  perform any transaction erroneously or improperly.

         o    All purchases must be made in U.S.  dollars and checks must be drawn on U.S.  banks.  You may not purchase shares with a third-party check.

         o    Payment for  redeemed  shares is  ordinarily  forwarded  within 7 calendar  days after the  business  day on which the
Transfer  Agent  receives the  redemption  request in proper form.  Payment  will be forwarded  within 3 business  days for accounts registered  in the name of a dealer.  Redemptions  may be suspended or payment dates  postponed  when the NYSE is closed (other than weekends or holidays), when trading is restricted or as permitted by the Securities and Exchange Commission.

         o    A Fund may redeem  small  accounts  without a  shareholder  request if the account  value has fallen below $500 and at least 30 days  notice has been given to the  shareholder.  Effective  on or about April 12,  2004,  a  shareholder  will be given at least 60 days notice of such a redemption.  No CDSC will be charged on such  redemptions.  The Company  reserves the right to impose a fee on accounts with account values less than $500.

         o    Under unusual  circumstances shares of a Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund's portfolio of securities.

         o    "Backup  withholding"  of  Federal  income tax may be applied  at the rate of 31% from  dividends,  distributions  and redemption proceeds (including  exchanges) if you fail to furnish the Fund a Social Security or Employer  Identification Number when you sign your application, or if you violate Internal Revenue Service regulations on the reporting of income.

                                                      MANAGEMENT OF THE FUNDS

THE INVESTMENT MANAGERS:

         American  Skandia  Investment  Services,  Inc.  ("ASISI"),  One  Corporate  Drive,  Shelton,  Connecticut,  and  Prudential
Investments LLC ("PI"),  Gateway Center Three, 100 Mulberry Street,  Newark, New Jersey,  serve as co-managers of the Funds (each an
"Investment  Manager" and together the "Investment  Managers")  pursuant to an investment  management  agreement with the Company on behalf  of each  Fund  (the  "Management  Agreement").  Until  May 1,  2003  when PI  became  co-manager,  ASISI  served as the sole investment  manager to the Company since it commenced  operations  and has served since 1992 as the  investment  manager to American
Skandia Trust ("AST"),  an investment  company whose shares are made available to life insurance  companies writing variable annuity contracts  and  variable  life  insurance  policies.  PI also  serves as  co-manager  to AST as well as  investment  manager  to the investment  companies that comprise the Prudential  mutual funds. PI and its  predecessors  have served as manager or  administrator
to  investment   companies  since  1987.  PI  and  ASISI  are  both  wholly  owned  subsidiaries  of  Prudential   Financial,   Inc.
("Prudential").  Founded in 1875,  Prudential is a publicly held  financial  services  company  primarily  engaged in providing life insurance,  property and casualty insurance,  mutual funds,  annuities,  pension and retirement related services and administration, asset  management,  securities  brokerage,  banking and trust services,  real estate  brokerage  franchises and relocation  services through its wholly-owned subsidiaries.

..........Under the  Management  Agreement,  PI, as  co-manager,  will  provide  supervision  and  oversight  of  ASISI's  investment management  responsibilities  with respect to the Company.  Pursuant to the  Management  Agreement,  the  Investment  Managers  will jointly  administer  each  Fund's  business  affairs and  supervise  each  Fund's  investments.  Subject to approval by the Board of
Directors,  the Investment Managers may select and employ one or more sub-advisors for a Fund, who will have primary  responsibility for determining  what  investments the Fund will purchase,  retain and sell. Also subject to the approval of the Board of Directors, the Investment Managers may reallocate a Fund's assets among sub-advisors  including (to the extent legally permissible)  affiliated sub-advisors, consistent with a Fund's investment objectives.

         The Company has obtained an exemption  from the Securities and Exchange  Commission  that permits an Investment  Manager to change  sub-advisors  for a Fund and to enter into new  sub-advisory  agreements,  without  obtaining  shareholder  approval  of the changes.  Any such  Sub-advisor  change would  continue to be subject to approval by the Board of  Directors  of the  Company.  This exemption  (which is similar to  exemptions  granted to other  investment  companies  that are  operated in a similar  manner as the
Company) is intended to facilitate the efficient  supervision and management of the  Sub-advisors  by an Investment  Manager and the
Directors of the Company.

THE SUB-ADVISORS:

..........The Investment  Managers  currently engage the following  Sub-advisors to manage the investments of each Fund in accordance with the Fund's  investment  objective,  policies and  limitations  and any  investment  guidelines  established  by the  Investment
Managers.  Each  Sub-advisor is responsible,  subject to the supervision and control of the Investment  Managers,  for the purchase, retention and sale of securities in the Fund's investment portfolio under its management.

..........Unless otherwise noted, each portfolio  manager listed below has managed his or her respective Fund's investment  portfolio since its inception.

         Alliance Capital  Management,  L.P.  ("Alliance"),  1345 Avenue of the Americas,  New York, NY 10105, serves as Sub-advisor for the ASAF Alliance  Growth and Income Fund.  Alliance is a leading global  investment  adviser  supervising  client accounts with assets as of December 31, 2003 totaling more than $475 billion.

..........Paul Rissman and Frank Caruso have been primarily  responsible  for the  management of the ASAF Alliance  Growth and Income
Fund since  Alliance  became the Fund's  Sub-advisor  in May 2000. Mr. Rissman has been Senior Vice President of Alliance since 1994 and has been  associated  with Alliance since 1989. Mr. Caruso is a Senior Vice President of Alliance and has been  associated  with
Alliance since 1994.

..........American  Century  Investment  Management,  Inc.  ("American  Century") serves as Sub-advisor for the ASAF American Century
Strategic Balanced Fund. American Century,  located at American Century Towers,  4500 Main Street,  Kansas City, Missouri 64111, has
been  providing  investment  advisory  services to  investment  companies and  institutional  clients since 1958. As of December 31,
2003, American Century and its affiliates managed assets totaling approximately $87.4 billion.

         American  Century  utilizes a team of portfolio  managers,  assistant  portfolio  managers and analysts  acting together to manage the assets of the ASAF American  Century  Strategic  Balanced  Fund.  The  portfolio  manager  members of the portfolio  team responsible  for the day-to-day  management of the equity portion of the Fund are John  Schniedwind,  Jeffrey R. Tyler and Thomas P.
Vaiana.  Mr.  Schniedwind  is Chief  Investment  Officer -  Quantitative  Equity for American  Century,  and has been with  American
Century since 1982. He is a CFA  charterholder.  Mr. Tyler,  Senior Vice President and Senior  Portfolio  Manager,  joined  American
Century in 1988. He is a CFA  charterholder.  Mr.  Vaiana,  Portfolio  Manager,  has been a member of the team that manages the Fund since  February  2001.  He joined  American  Century in February 1997 as a Credit  Analyst and was promoted to Portfolio  Manager in
August 2000.  The fixed income portion of the Fund is managed by a team of portfolio  managers with expertise in different  areas of fixed income investing.  The portfolio  managers  responsible for the day-to-day  management of the fixed income portion of the Fund are Jeffrey L. Houston and John F. Walsh. Mr. Houston,  Vice President and Senior Portfolio  Manager,  has been a member of the team that manages the fixed income  portion of the Balanced Fund since June 1995.  He joined  American  Century as an Investment  Analyst in November  1990 and was promoted to Portfolio  Manager in 1994.  He is a CFA  charterholder.  Mr. Walsh,  Portfolio  Manager,  has been a member of the team since January 1999. He joined American Century in February 1996 as an Investment Analyst.

..........Deutsche Asset Management,  Inc. ("DAMI"),  345 Park Avenue,  New York, New York 10154,  serves as Sub-advisor for the ASAF
DeAM  Small-Cap  Growth Fund.  DAMI was founded in 1838 as Morgan  Grenfell Inc. and has provided  asset  management  services since
1953. As of December 31, 2003, as part of Deutsche Asset  Management  group ("DeAM"),  DAMI managed  approximately  $40.5 billion of
DeAM's $714.9 billion in assets.

         Janet  Campagna and Robert Wang are the  co-portfolio  managers  for the ASAF DeAM  Small-Cap  Growth Fund.  They have been managing the Fund since May 2003. Ms. Campagna,  a Managing  Director,  joined DAMI in 1999 and is head of global and tactical asset allocation.  Prior to joining DAMI, she served as investment  strategist and manager of the asset  allocation  strategies  group for
Barclays  Global  Investors from 1994 to 1999.  Mr. Wang, a Managing  Director,  joined DAMI in 1995 as portfolio  manager for asset allocation and serves as senior portfolio manager for multi asset class quantitative strategies.

..........Federated  Investment  Management Company ("Federated  Investment") serves as Sub-advisor for the ASAF Federated High Yield
Bond Fund. Federated  Investment,  located at Federated Investors Tower,  Pittsburgh,  Pennsylvania  15222-3779,  was organized as a
Delaware  business trust in 1989.  Federated  Investment and its affiliates  serve as investment  advisors to a number of investment companies  and private  accounts.  As of December 31, 2003,  total assets under  management or  administration  by Federated and its affiliates were $198 billion.

         The  portfolio  managers  responsible  for the  day-to-day  management of the Fund are Mark E. Durbiano and Nathan H. Kehm.
Mr. Durbiano,  who has managed the Fund since it commenced operations in 1994, joined Federated  Investment's parent company in 1982 and has been a Senior Vice  President of an affiliate of Federated  Investment  since  January 1996.  Mr. Kehm,  who has managed the
Fund since December 2001,  joined Federated in December 1997 as an Investment  Analyst.  He was promoted to Assistant Vice President and Senior  Investment  Analyst in January 1999 and to Vice  President in January 2001.  Mr. Kehm served as a  Relationship  Manager structuring financing transactions with Mellon Bank, N.A. from August 1993 to December 1997.

..........GAMCO Investors, Inc. ("GAMCO"),  with principal offices located at One Corporate Center, Rye, New York 10580-1434,  serves as Sub-advisor to the ASAF Gabelli  Small-Cap  Value Fund.  GAMCO managed  approximately  $27.6 billion in assets as of December 31,
2003 and is a wholly-owned subsidiary of Gabelli Asset Management Inc.

..........Mario J. Gabelli,  CFA, is primarily  responsible for the day-to-day  management of the ASAF Gabelli  Small-Cap Value Fund.
Mr.  Gabelli has managed the ASAF Gabelli  Small-Cap  Value Fund since GAMCO  became the Fund's  Sub-advisor.  Mr.  Gabelli has been
Chief Executive Officer and Chief Investment Officer of GAMCO and its predecessor since the predecessor's inception in 1978.

         Goldman Sachs Asset  Management,  L.P.  ("GSAM"),  is located at 32 Old Slip, New York, New York 10005.  GSAM registered as an investment  advisor in 1990. Prior to the end of April 2003,  Goldman Sachs Asset  Management,  a business unit of the Investment
Management  Division of Goldman,  Sachs &Co.  ("Goldman  Sachs")  served as  Sub-advisor  for the ASAF Goldman Sachs Mid-Cap Growth
Fund,  and the ASAF Goldman Sachs  Concentrated  Growth Fund. On or about April 26, 2003,  GSAM assumed  Goldman  Sachs'  investment advisory  responsibilities  for these Funds. GSAM serves as investment  manager for a wide range of clients including pension funds, foundations and insurance  companies and individual  investors.  GSAM, along with other units of the Investment  Management Division of Goldman Sachs, managed approximately $375.7 billion in assets as of December 31, 2003.

         The portfolio managers  responsible for the day-to-day  management of the ASAF Goldman Sachs  Concentrated  Growth Fund and
  the ASAF Goldman  Sachs  Mid-Cap  Growth Fund since  Goldman  Sachs became each Fund's  Sub-advisor  in November  2002 are Herbert
  Ehlers, David Shell, CFA, Steven M. Barry, Gregory H. Ekizian, CFA, Kenneth Berents,  Ernest C. Segundo, Jr., CFA, Andrew F. Pyne,
  Scott Kolar, CFA and Mark D. Shattan.  Mr. Ehlers began his investment career in the 1960s and is a Managing  Director/Partner  of
  Goldman,  Sachs &Co. He is the Chief Investment  Officer for the Growth Team. He served as CEP of Liberty  Investment  Management
  ("Liberty")  prior to Goldman Sachs'  acquisition of Liberty in 1997. Mr. Ehlers joined  Liberty's  predecessor  firm, Eagle Asset
  Management,  in 1980. Mr. Shell, Mr. Barry and Mr. Ekizian are Co-Chief  Investment Officers and senior portfolio managers for the
  Growth Team.  Mr. Shell served as a senior  portfolio  manager at Liberty prior to Goldman  Sachs'  acquisition of Liberty and had been employed by Liberty and its predecessor  firm since 1987. Mr. Ekizian served as a senior  portfolio  manager at Liberty prior to Goldman Sachs'  acquisition of Liberty and had been employed by Liberty and its predecessor  firm since 1990.  Prior to joining
  Goldman Sachs in 1999, Mr. Barry was a portfolio  manager at Alliance  Capital  Management  where he served for eleven years.  Mr.
  Berents is a senior  portfolio  manager.  Prior to joining  Goldman Sachs in 2000, he served for seven years as Managing  Director and Director of Research for First Union  Securities,  Inc. Mr.  Segundo is a senior  portfolio  manager.  Prior to Goldman Sachs'
  acquisition of Liberty,  Mr. Segundo served as a senior portfolio manager at Liberty and had been with Liberty and its predecessor firm since 1992.  Mr. Pyne is a senior  portfolio  manager and joined the firm in 1997.  Mr. Kolar is a portfolio  manager and has been with the firm since 1994.  Mr.  Shattan is a portfolio  manager and joined the firm in 1999.  From 1997 to 1999,  Mr. Shattan was an equity research analyst for Salomon Smith Barney.

         INVESCO  Institutional  (N.A.),  Inc.  ("INVESCO")  serves as Sub-advisor for the ASAF INVESCO Technology Fund, ASAF Health
Sciences Fund and the ASAF INVESCO Capital Income Fund.  INVESCO,  located at 1360 Peachtree Street,  N.E., Suite 100,  Atlanta,  GA
30309.  As of December 31, 2003,  INVESCO,  together with its  affiliates,  managed  approximately  $149 billion.  AMVESCAP PLC, the parent of INVESCO, is one of the largest  independent  investment  management  businesses in the world and managed over $371 billion of assets as of December 31, 2003.

         The  portfolio  managers  responsible  for the  day-to-day  management of the ASAF INVESCO  Technology  Fund are William R.
Keithler,  CFA and Michelle  Fenton.  Mr.  Keithler  joined INVESCO in January 1999 and is a Senior Vice President of INVESCO.  From
1993 until 1998,  Mr.  Keithler was a portfolio  manager  with Berger  Associates,  Inc. Ms.  Fenton,  Portfolio  Manager,  is a CFA
Charter holder and has more than eight years of investment  industry  experience.  She joined the investment  division of INVESCO in
1998.

         The portfolio  manager  responsible  for the day-to-day  management of the ASAF INVESCO  Health  Sciences Fund is Thomas R.
Wald.  Mr. Wald joined INVESCO in January 1997 and is a Vice President of INVESCO.

         The portfolio  managers  responsible  for the  day-to-day  management of the ASAF INVESCO  Capital  Income Fund are Michael
Heyman and Mark  Lattis.  Mr.  Heyman has served as  Co-Manager  of the Fund since  October  2003 and is a portfolio  manager on the
INVESCO-NAM  Portfolio  Group.  He joined  INVESCO-NAM  in 1993.  Mr. Lattis has served as Co-Manager of the Fund since October 2003 and is a portfolio manager of the INVESCO-NAM Portfolio Group.  He joined INVESCO-NAM in 1996.

         Jennison  Associates  LLC,  located at 466 Lexington  Avenue,  New York, New York 10017,  serves as Sub-advisor to the ASAF
Large Cap Growth Fund.  Jennison has served as an investment  advisor since 1969 and has advised  investment  companies  since 1990.
As of December 31, 2003, Jennison had approximately $59 billion in assets under management.

         The ASAF Large Cap Growth Fund is co-managed by Spiros "Sig"  Segalas,  Kathleen A.  McCarragher  and Michael A. Del Balso.
Mr. Segalas,  Director,  President and Chief Investment  Officer of Jennison,  is also one of Jennison's  founding  members.  He has served as a portfolio  manager of the Fund since  Jennison  became the Fund's  sub-advisor in February 2004. Mr. Segalas has been in the investment  business for over 43 years and has managed equity  portfolios  for  investment  companies  since 1990. He earned his
B.A. from Princeton  University and is a member of The New York Society of Security  Analysts,  Inc. Ms.  McCarragher,  Director and
Executive Vice President of Jennison,  is also  Jennison's  Head of Growth Equity.  She has served as portfolio  manager of the Fund since Jennison  became the Fund's  sub-advisor in February 2004.  Ms.  McCarragher  has been in the investment  business since 1982.
Prior to joining  Jennison in May 1998,  she was a Managing  Director  and Director of Large-Cap  Growth  Equities at Weiss,  Peck &
Greer L.L.C.  She earned her B.B.A with honors from the University of Wisconsin and her M.B.A.  from Harvard  Business  School.  Mr.
Del Balso,  Director and Executive Vice President of Jennison,  is also  Jennison's  Director of Research for Growth Equity.  He has
served as a portfolio  manager of the Fund since  Jennison  became the Fund's  sub-advisor  in February 2004. Mr. Del Balso has been in the  investment  business  for over 35 years and has been part of the  Jennison  investment  team since 1972.  He earned his B.S.
from Yale University and his M.B.A. from Columbia University and is a member of The New York Society of Security Analysts, Inc.

         Marsico Capital  Management,  LLC ("Marsico  Capital"),  1200 Seventeenth  Street,  Suite 1300, Denver, CO 80202, serves as
Sub-advisor for the ASAF Marsico Capital Growth Fund.  Marsico Capital,  a registered  investment  advisor formed in 1997,  became a wholly owned indirect  subsidiary of Bank of America  Corporation in January 2001.  Marsico  Capital  provides  investment  advisory services to mutual funds and other institutions,  and handles separately managed accounts for individuals,  corporations,  charities and retirement plans.  As of December 31, 2003, Marsico Capital managed approximately $30.1 billion in assets.

         The portfolio  managers  responsible for management of the ASAF Marsico Capital Growth Fund are Thomas F. Marsico and James
A. Hillary.  Mr. Marsico,  Chairman and Chief  Investment  Officer,  founded  Marsico  Capital in 1997.  Prior to that, he served as portfolio  manager for Janus Capital  Corporation  from 1986 until 1997. Mr. Hillary,  Portfolio  Manager and Senior  Analyst,  is a
founding member of Marsico Capital.  Prior to joining Marsico Capital in 1997, he was a portfolio manager at W.H. Reaves.

         Massachusetts  Financial  Services  Company  ("MFS") serves as Sub-advisor  for the ASAF MFS Growth with Income Fund.  MFS, which is located at 500 Boylston Street,  Boston,  Massachusetts  02116, and its predecessor  organizations  have a history of money management  dating  from  1924.  As of  December  31,  2003,  the net  assets  under the  management  of the MFS  organization  were approximately $140.3 billion.

         The Fund is managed by a team of portfolio  managers  including John D. Laupheimer and Brooks Taylor.  Mr.  Laupheimer is a
Senior Vice  President of MFS, and has been  employed by MFS in the  investment  management  area since 1981.  Mr.  Taylor is a Vice
President of MFS, and has been employed by MFS in the  investment  management  area since 1996.  Mr.  Laupheimer  has supervised the management of this Fund since its inception and Mr. Taylor joined the portfolio management team in August 2001.

         Neuberger Berman Management Inc. ("NB  Management"),  605 Third Avenue,  New York, NY 10158,  serves as sub-advisor for the
ASAF  Neuberger  Berman  Mid-Cap Value Fund. NB Management and its  predecessor  firms have  specialized in the management of mutual funds since 1950.  Neuberger  Berman,  LLC ("Neuberger  Berman"),  an affiliate of NB Management,  acts as a principal broker in the purchase  and sale of  portfolio  securities  for the Funds for which it serves as  Sub-advisor,  and  provides NB  Management  with certain  assistance in the  management of the Funds without added cost to the Funds or ASISI.  Neuberger  Berman and its  affiliates manage  securities  accounts,  including mutual funds,  that had  approximately  $70.5 billion of assets as of December 31, 2003. NB
Management and Neuberger Berman are both subsidiaries of Lehman Brothers Holdings Inc.

         The portfolio  managers  responsible  for the  day-to-day  management of the ASAF  Neuberger  Berman  Mid-Cap Value Fund is
Andrew  Wellington  and David M.  DiDomenico.  Mr.  Wellington  has been managing the Fund since May 2003.  Mr.  Wellington has been with NB  Management  since 2001,  where he is  currently a Managing  Director  and a Portfolio  Manager.  From 2000 until 2001,  Mr.
Wellington  served as a Portfolio  Manager at Pzena  Investment  Management  ("Pzena").  From 1996 until 1999, he served as a Senior
Research  Analyst at Pzena.  Mr.  DiDomenico  is a Vice  President of NB  Management  and has been an associate  manager of the Fund since  December  2003.  Prior to that,  Mr.  DiDomenico  was an analyst  dedicated  to the Fund since 2002.  He held a position at a private equity firm from 1999 to 2002.  Prior to 1999, he was an analyst at another investment firm.

         Pacific  Investment  Management  Company LLC  ("PIMCO")  serves as  Sub-advisor  for the ASAF PIMCO Total Return Bond Fund.
PIMCO,  located at 840 Newport Center Drive,  Suite 300, Newport Beach,  California 92660, is an investment  counseling firm founded in 1971.  As of December 31, 2003, PIMCO had approximately $373.7 billion of assets under management.

         William H. Gross,  Managing  Director,  Chief Investment  Officer and founding partner of PIMCO has, since the inception of the Fund, led a portfolio management team responsible for developing and implementing the fund's investment strategy.

         Pilgrim Baxter &Associates,  Ltd. ("Pilgrim Baxter"),  1400 Liberty Ridge Drive, Wayne, PA 19087 serves as Sub-advisor for the ASAF PBHG Small-Cap  Growth Fund.  Founded in 1982,  Pilgrim Baxter serves as investment  advisor to the PBHG Funds,  as well as advisor or sub-advisor to institutional accounts, such as pension and profit-sharing plans, charitable  institutions,  corporations, trusts and other investment companies.  As of December 31, 2003, Pilgrim Baxter managed assets worth in excess of $8.6 billion.

         The portfolio  managers  responsible  for  management of the ASAF PBHG  Small-Cap  Growth Fund are James M. Smith,  CFA and
Jerome J.  Heppelmann,  CFA. They have managed the Fund since Pilgrim Baxter became the Fund's  Sub-advisor  in September  2001. Mr.
Smith joined Pilgrim Baxter in 1993 as a portfolio  manager and has over 22 years of equity  portfolio  management  experience.  Mr.
Heppelmann joined Pilgrim Baxter in 1994 and has been a member of its equity investments team since 1997.

         ProFund Advisors LLC ("ProFund"),  7501 Wisconsin Avenue, 10th Floor,  Bethesda,  Maryland 20814, serves as Sub-advisor for the ASAF ProFund Managed OTC Fund.  As of December 31, 2003, ProFund managed approximately $5.4 billion in net assets.

         The ASAF ProFund Managed OTC Fund is managed by an Investment  Committee.  Dr. William Seale,  Chief Investment Officer and
Chairman of the Investment Committee, has been managing the Fund since it commenced operations.  He joined ProFund in 1997.

         Sanford C. Bernstein &Co., LLC ("Bernstein"),  767 Fifth Avenue,  New York, New York 10153,  serves as Sub-advisor for the
ASAF  Sanford  Bernstein  Core  Value  Fund and the ASAF  Sanford  Bernstein  Managed  Index  500  Fund.  Bernstein  is an  indirect wholly-owned  subsidiary of Alliance Capital  Management,  L.P.  ("Alliance") and management of the Funds are conducted by Bernstein with the investment  management  assistance of the Bernstein  Investment  Research and  Management  unit (the  "Bernstein  Unit") of
Alliance.  The Bernstein Unit services the former investment  research and management  business of Sanford C. Bernstein &Co., Inc., a registered  investment  advisor and  broker/dealer  acquired by Alliance in October 2000 that  managed  value-oriented  investment portfolios since 1967.

         Day-to-day  investment  management  decisions  for the ASAF  Sanford  Bernstein  Core  Value  Fund will be made by Ranji H.
Nagaswami,  CFA and Marilyn  Goldstein Fedak.  Ms. Nagaswami has managed the Funds since May 2003 and is a senior portfolio  manager and a member of the U.S. Value Equity  Investment  Policy Group and the Risk Investment  Policy Group.  Ms.  Nagaswami has been with
Alliance  since 1999.  From 1986 until 1999, she was at UBS Brinson and its  predecessor  organizations,  where she progressed  from quantitative  analyst to managing  director to co-head of U.S.  fixed income.  Ms. Fedak has managed the Funds since they  commenced operations  and has been an Executive  Vice  President and Chief  Investment  Officer- U.S. Value Equities of Alliance since October
2000 and prior to that Chief Investment  Officer and Chairman of the U.S. Equity  Investment  Policy Group at Sanford C. Bernstein &
Co, Inc. since 1993.

         Day-to-day  investment  management  decisions  for the ASAF  Sanford  Bernstein  Managed  Index  500  Fund  will be made by
Bernstein's  Investment  Policy Group for Structured  Equities,  which is chaired by Drew W. Demakis.  Mr. Demakis has been managing the Fund since May 2003. He joined Bernstein in 1998 as Senior Portfolio  Manager-  International  Global Balanced and International
Value Equity  Investment  Groups.  The Investment  Policy Group for Structured  Equities has managed the Fund since Bernstein became the Fund's Sub-advisor in May, 2000.

         T. Rowe Price  Associates,  Inc. ("T. Rowe Price")  serves as  Sub-advisor  for the ASAF T. Rowe Price Tax Managed Fund. T.
Rowe Price,  located at 100 East Pratt Street,  Baltimore,  Maryland 21202,  was founded in 1937 by the late Thomas Rowe Price,  Jr.
As of December 31, 2003,  T. Rowe Price and its  affiliates  managed  approximately  $190 billion for  approximately  eight  million individual and institutional accounts.

         The  Fund  is  managed  by an  Investment  Advisory  Committee.  Donald  J.  Peters,  Committee  Chairman,  has  day-to-day
responsibility  for managing the Fund and works with the Committee in developing and executing the Fund's  investment  program.  Mr.
Peters has been managing investments since joining T. Rowe Price in 1993 and has managed the Fund since it commenced operations.

         Wells Capital  Management,  Inc. ("Wells"),  525 Market Street, San Francisco,  CA 94105 serves as Sub-advisor for the ASAF
Money  Market  Fund.  Wells is a  wholly-owned  subsidiary  of Wells Fargo &Co.,  which was founded in 1852 and, as of December 31,
2003, had approximately $124 billion in assets under management.

         The  co-portfolio  managers  responsible  for  management  of the Fund are David D.  Sylvester  and  Laurie R.  White.  Mr.
Sylvester,  Executive Vice President of Wells Capital and Head of Liquidity Investments,  has over 25 years of investment experience and has been with the firm since 1979.  Ms.  White,  Executive  Vice  President of Wells  Capital,  has over 15 years of  investment experience  and has been with the firm since 1991.  Mr.  Sylvester and Ms. White have managed the Fund since Wells became the Fund's
Sub-advisor in September 2001.

         William Blair &Company,  L.L.C. ("William Blair"),  located at 222 West Adams Street,  Chicago,  Illinois 60606, serves as
Sub-advisor  to the ASAF William  Blair  International  Growth Fund and the ASAF  International  Equity Fund.  Since its founding in
1935, the firm has been dedicated to  researching,  financing and investing in high quality  growth  companies  through four primary divisions:  investment  banking,  sales and trading,  asset management and private capital.  As of December 31, 2003,  William Blair managed approximately $17.3 billion in assets.

         The portfolio  manager  responsible for the day-today  management of the ASAF William Blair  International  Growth Fund and
the ASAF  International  Equity Fund is W. George  Greig.  Mr. Greig is a principal of William  Blair and joined the firm in 1996 as an  international  portfolio  manager and has managed the  International  Growth Fund since William Blair became its  sub-advisor in
November 2002 and managed the International Equity Fund since William Blair became its sub-advisor in December 2003.

FEES AND EXPENSES:

         Investment  Management  Fees.  Pursuant to the  Management  Agreement,  ASISI receives a monthly fee from each Fund for the performance of its services.  ASISI pays each  Sub-advisor a portion of such fee for the  performance of the  sub-advisory  services at no  additional  cost to any Fund.  PI does not receive a fee for its services  under the  Management  Agreement.  The  investment management fee for each Fund will differ,  reflecting,  among other things,  the investment  objective,  policies and limitations of each Fund.  Each  investment  management fee is accrued daily for the purposes of determining  the sale and redemption  price of the
Fund's  shares.  The fees paid to ASISI for the fiscal  year  ended  October  31,  2003 (or,  for those  Funds that have not been in operation for a full fiscal year,  the fee rates payable to ASISI),  stated as a percentage of the Fund's  average daily net assets, are as follows:

Fund (see page 2 of this  Prospectus  for each Fund's new name                          Annual Rate:
---------------------------------------------------------------                         -----------
effective on or about April 12, 2004):
------------------------------------

ASAF International Equity Fund:                                                              1.10%

ASAF William Blair International Growth Fund:                                                0.90%

ASAF PBHG Small-Cap Growth Fund:                                                             0.90%

ASAF DeAM Small-Cap Growth Fund:                                                             0.85%

ASAF Gabelli Small-Cap Value Fund:                                                           1.00%

ASAF Goldman Sachs Mid-Cap Growth Fund:                                                      0.90%

ASAF Neuberger Berman Mid-Cap Value Fund:                                                    0.90%

ASAF INVESCO Technology Fund:                                                                1.00%

ASAF INVESCO Health Sciences Fund:                                                           1.00%

ASAF ProFund Managed OTC Fund:                                                               0.85%

ASAF Marsico Capital Growth Fund:                                                            1.00%

ASAF Goldman Sachs Concentrated Growth Fund:                                                 0.93%

ASAF Large-Cap Growth Fund:                                                                  0.80%

ASAF T. Rowe Price Tax Managed Fund:                                                         0.95%

ASAF Sanford Bernstein Core Value Fund:                                                      0.85%

ASAF Sanford Bernstein Managed Index 500 Fund:                                               0.80%

ASAF Alliance Growth and Income Fund:                                                        0.80%

ASAF MFS Growth with Income Fund:                                                            1.00%

ASAF INVESCO Capital Income Fund:                                                            0.75%

ASAF American Century Strategic Balanced Fund:                                               0.90%

ASAF Federated High Yield Bond Fund:                                                         0.70%

ASAF PIMCO Total Return Bond Fund:                                                           0.65%

ASAF Money Market Fund:                                                                      0.05%

         For more information  about investment  management  fees,  including  voluntary fee waivers and the fee rates applicable at various  asset levels,  and the fees payable by ASISI to each of the  Sub-advisors,  please see the Company's SAI under  "Investment
Advisory &Administration Services."

         Other Expenses.  In addition to Investment  Management  fees,  each Fund pays other  expenses,  including costs incurred in connection with the maintenance of its securities law  registration,  printing and mailing  prospectuses  and SAIs to  shareholders, certain financial  accounting  services,  taxes or governmental fees,  brokerage  commissions,  custodial,  transfer and shareholder servicing agent costs, expenses of outside counsel and independent  accountants,  preparation of shareholder reports and expenses of director and shareholder  meetings.  Expenses not directly  attributable  to any specific  Fund(s) are allocated on the basis of the relative net assets of the Funds.  For  additional  information  regarding  Fund  expenses,  as well as voluntary  agreements by the
Investment  Manager to limit such  expenses,  see this  Prospectus  under  "Expense  Information"  and the Company's SAI under "Fund
Expenses."

DIVIDENDS, CAPITAL GAINS AND TAXES

DIVIDENDS:

..........Each Fund intends to  distribute  substantially  all of its net income and capital  gains to  shareholders  at least once a year.  Normally, dividends from net investment income of each Fund will be declared and paid on the following basis:

Fund (see page 2 of this Prospectus for each
--------------------------------------------
 Fund's new name effective on or about April 12, 2004)                 Declared         Paid
-----------------------------------------------------                  --------         ----

ASAF International Equity Fund                                         annually                  annually
ASAF William Blair International Growth Fund                           annually                  annually
ASAF PBHG Small-Cap Growth Fund                                        annually                  annually
ASAF DeAM Small-Cap Growth Fund                                        annually                  annually
ASAF Gabelli Small-Cap Value Fund                                      annually                  annually
ASAF Goldman Sachs Mid-Cap Growth Fund                                 annually                  annually
ASAF Neuberger Berman Mid-Cap Value Fund                               annually                  annually
ASAF INVESCO Technology Fund                                           annually                  annually
ASAF INVESCO Health Sciences Fund                                      annually                  annually
ASAF ProFund Managed OTC Fund                                          annually                  annually
ASAF Marsico Capital Growth Fund                                       annually                  annually
ASAF Goldman Sachs Concentrated Growth Fund                            annually                  annually
ASAF Large-Cap Growth Fund                                             annually                  annually
ASAF T. Rowe Price Tax Managed Fund                                    annually                  annually
ASAF Sanford Bernstein Core Value Fund                                 annually                  annually
ASAF Sanford Bernstein Managed Index 500 Fund                          annually                  annually
ASAF Alliance Growth and Income Fund                                   annually                  annually
ASAF MFS Growth with Income Fund                                       annually                  annually
ASAF INVESCO Capital Income Fund                                       semi-annually             semi-annually
ASAF American Century Strategic Balanced Fund                          semi-annually             semi-annually
ASAF Federated High Yield Bond Fund                                    daily                     monthly
ASAF PIMCO Total Return Bond Fund                                      daily                     monthly
ASAF Money Market Fund                                                 daily                     monthly

            Under recently enacted legislation,  certain dividends received by individuals and other non-corporate  shareholders may be eligible for the maximum 15% tax rate applicable for long-term  capital gain.  Also, a portion of the dividends paid to corporate shareholders  of the Fund may be eligible for the 70%  dividends  received  deduction to the extent a Fund's  income is derived from certain dividends received from U.S. corporations.

DISTRIBUTION OPTIONS:

         When you open your account,  specify on your  application  how you want to receive your  distributions.  Unless you specify otherwise,  all dividends and distributions  will be automatically  reinvested in additional full or fractional shares of each Fund.
You have the following five distribution options:

         Reinvest  All  Distributions  in the  Fund.  You  can  elect  to  reinvest  all  dividends  and  long  term  capital  gains distributions in additional shares of the applicable Fund.

         Reinvest Income Dividends Only. You can elect to reinvest  investment  income  dividends in a Fund while receiving  capital gains distributions.

         Reinvest  Long-Term  Capital Gains Only.  You can elect to reinvest  long-term  capital  gains in the Fund while  receiving dividends.

         Receive  All  Distributions  in Cash.  You can elect to  receive a check for all  dividends  and  long-term  capital  gains distributions.

         Reinvest  Distributions  in Another  Fund of the  Company.  You can  reinvest  all  distributions  in  another  Fund of the
Company.  For additional information, see this Prospectus under "Special Investment Programs and Privileges."

TAXES:

         Each of the  Funds  intends  to make  distributions  that  may be  taxed as  ordinary  income  or  capital  gains.  The tax consequences of distributions from a Fund will vary depending upon the type of account that you maintain.

         If you establish an IRA or other  tax-deferred  retirement  account,  dividends and capital  gains  distributions  from the
Funds  generally will not be subject to current  taxation.  If you establish an account outside a tax-deferred  retirement  account, the following tax consequences  generally will apply. For regular  investment  accounts  established by individuals,  dividends paid by a Fund from net investment income and net short-term  capital gains,  whether you choose to receive them in cash or reinvest them in  additional  shares,  will be taxable as ordinary  income.  If you receive  your  distributions  in cash,  the value of your Fund account effectively will be reduced by the amount of the distribution.

         Capital  gains  distributions  are made by a Fund when it realizes  net gains on sales of  portfolio  securities.  A Fund's capital  gains  may  vary  substantially  from  year to  year  and,  therefore,  its  capital  gains  distributions  also  may  vary substantially.  A Fund will not make capital gains  distributions  in years in which the Fund has a net capital loss.  Distributions paid by a Fund from net long term capital gains will be taxable as long-term  capital  gains,  regardless of how long you have owned the Fund's  shares.  Under  recently  enacted  legislation,  certain  distributions  out of a Fund's  ordinary  income  received  by non-corporate shareholders may be eligible for the maximum 15% tax rate with respect to long-term capital gains.

         Because of their varying  investment  strategies,  distributions  from some of the Funds are likely to consist primarily of capital gains  distributions,  while  distributions  from others are likely to consist  primarily of ordinary income.  Distributions from the ASAF  Federated  High Yield Bond Fund,  the ASAF PIMCO Total Return Bond Fund, and the ASAF Money Market Fund are likely to consist primarily of ordinary income.  However,  it is expected that  distributions  from a number of the Funds,  particularly those with capital growth as their investment objective, will consist primarily of capital gains.

         Certain  distributions  by a Fund may be classified under federal tax laws as constituting  returns of your capital.  These distributions  are not taxable to you when received.  Federal  income tax laws provide,  however,  that a distribution  of this type will reduce the  acquisition  price of your shares in the Fund used to determine  your tax liability when you redeem or exchange the shares.  Therefore, the return of capital may result in a larger gain or smaller loss upon redemption or exchange.

         If you purchase  shares of a Fund shortly  before the date used to determine  eligibility  for a dividend or capital  gains distribution,  you will  receive a portion of your  investment  back as a taxable  distribution.  This is  sometimes  referred to as
"buying a dividend."

         In order to satisfy  distribution  requirements  of the Code, the Funds may declare  year-end  ordinary  income and capital gain  dividends.  If received by  shareholders  by January 31, these  special  distributions  are treated as having been paid by the
Funds and received by shareholders on December 31 of the prior year.

         The investment  income of certain Funds may be subject to foreign  income taxes.  The Company may elect to pass these taxes through to the  shareholders  of the Funds.  If you are a  shareholder,  you will be  required  to report a share of these  taxes as income in determining  your federal income tax  liability.  You will be able to deduct these taxes or, under certain  circumstances, you may be able to claim them as a credit against your federal income tax liability.

         The Company will  provide you with an annual  statement as to the federal  income tax status of all  distributions  for the preceding year, including any amount of foreign taxes passed through to you.

         Taxes on  Redemptions  and  Exchanges.  A  redemption  of shares in a Fund or an exchange of a Fund's  shares for shares in another  Fund will be treated  as a sale  under the Code,  which may result in a capital  gain or loss and  current  tax  liability.
However,  you will not have a federal  tax gain or loss when  Class B or Class X shares of a Fund  automatically  convert to Class A shares.  The Class A shares you receive after  conversion  will be considered  to have the same  acquisition  price as the converted
Class B or X shares for purposes of determining your gain or loss upon subsequent redemptions or exchanges.

         Ordinary  income,  capital gain  dividends  and capital  gains or losses from  redemptions  and exchanges may be subject to state and local taxes in addition to Federal income taxes.

         The  above  tax  discussion  is  for  general   information  only.  A  more  detailed  discussion  of  federal  income  tax considerations  for the Funds is included in the Company's SAI under "Additional Tax  Considerations."  You should consult with your own tax adviser  concerning  possible tax  consequences  of investing in a Fund. If you are considering an IRA or other tax deferred account,  you should consult with your tax adviser regarding the requirements  under Federal tax law governing your specific type of account.

         Regulated  Investment Company Status. As each Fund intends to qualify as a "regulated  investment  company" under the Code, each Fund generally is entitled to deduct all dividends  paid to  shareholders  in  determining  its taxable  income.  However,  the deductibility  of dividends paid by regulated  investment  companies that issue more than one class of shares,  such as the Company, is subject to certain  requirements  under the Code.  In this  regard,  the  Company may deduct  dividends  only when shares in each class  receive  proportionate  distributions  and where no class is preferred  over any other class in a manner not permitted by the formal dividend rights of the preferred class.

         The Company has  received  separate  opinions of counsel  from the law firms of Caplin &Drysdale and Rogers &Wells which, when taken together,  conclude that the Funds'  particular  multiple class structure will not prevent the deductibility of dividends paid by the Funds.  However,  the Company has not  obtained a ruling on the matter from the IRS.  The Company  does not believe that the IRS has  considered a multiple  class  structure  with all of the features of the Funds'  structure,  including  the Bonus Share feature  applicable  to Class X shares,  and the IRS could  disagree  with the  conclusions  expressed in the  opinions.  Changes in federal income tax law also could affect the continued validity of the conclusions stated in the opinions.

         If dividends on any class of a Fund's shares are treated as  preferential  to another class,  dividends in that year on all classes of that Fund's shares would become  non-deductible  by the Fund.  The effect of such a development  is that income and gains realized  by a Fund could be subject to double  taxation -- that is, both the Fund and  shareholders  could be subject to  taxation.
In addition to the tax liability,  the Fund could be liable for interest and penalties.  All these liabilities  could  substantially reduce the value of your  investment  in the Fund.  There could also be personal  income tax  consequences  to  shareholders  of the
Fund, such as reclassification of capital gains distributions as ordinary income, which may be taxable at higher rates.

                                            This page has been intentionally left blank.

147

                                                                132
FINANCIAL HIGHLIGHTS

..........The financial  highlights table is intended to help you understand the Funds'  financial  performance for the past 5 years
(or,  if a Fund  has not been in  operation  for 5 years,  since  the Fund  commenced  operations).  Certain  information  reflects financial  results for a single Fund share.  The total returns in the table  represent the rate that an investor  would have earned or lost on an investment in a Fund (assuming  reinvestment  of all dividends and  distributions).  The information has been audited by  PricewaterhouseCoopers  LLP,  the  Company's  independent  accountants  at October  31,  2003.  The  report of the  independent accountants,  along with the Funds'  financial  statements,  are included in the Company's  annual report,  which is available upon request.

                                                           Increase (Decrease) from
                                                            Investment Operations                          Less Distributions
                                                 -------------------------------------------     --------------------------------

                                                 Net Asset        Net  Net                                 In Excess
                                                     Value  Investment   Realized  Total from  From Net            of     From Net
                                     Period      Beginning     Income  &          Investment  Investment  Net            Realized
                                     Ended       Of Period     (Loss)  Unrealized  Operations      Income  Investment        Gains
                                     -----       ---------     ------              ----------      ------                    -----
                                                                       Gain                                    Income
                                                                       -----                                   ------
                                                                           (Loss)
ASAF PBHG SMALL-CAP
GROWTH FUND*:
===========
Class A                               10/31/03         $8.34   $(0.12)       $3.45       $3.33        $ --         $ --         $ --
                                      10/31/02         11.04    (0.16)      (2.54)      (2.70)          --           --           --
                                      10/31/01         17.30    (0.15)      (6.11)      (6.26)          --           --           --
                                      10/31/00        17.08     (0.18)        0.51        0.33          --           --       (0.11)
                                      10/31/99         9.11     (0.10)        8.07        7.97          --           --           --
Class B                               10/31/03          8.13    (0.16)        3.35        3.19          --           --           --
                                      10/31/02         10.81    (0.21)      (2.47)      (2.68)          --           --           --
                                      10/31/01         17.02    (0.21)      (6.00)      (6.21)          --           --           --
                                      10/31/00        16.87     (0.29)        0.55        0.26          --           --       (0.11)
                                      10/31/99         9.04     (0.17)        8.00        7.83          --           --           --
Class C                               10/31/03          8.14    (0.16)        3.35        3.19          --           --           --
                                      10/31/02         10.82    (0.21)      (2.47)      (2.68)          --           --           --
                                      10/31/01         17.03    (0.21)      (6.00)      (6.21)          --           --           --
                                      10/31/00        16.90     (0.29)        0.53        0.24          --           --       (0.11)
                                      10/31/99         9.06     (0.16)        8.00        7.84          --           --           --
Class X                               10/31/03          8.13    (0.16)        3.35        3.19          --           --           --
                                      10/31/02         10.81    (0.21)      (2.47)      (2.68)          --           --           --
                                      10/31/01         17.03    (0.22)      (6.00)      (6.22)          --           --           --
                                      10/31/00        16.90     (0.29)        0.53        0.24          --           --       (0.11)
                                      10/31/99         9.06     (0.15)        7.99        7.84          --           --           --
ASAF GABELLI SMALL-CAP VALUE FUND**:
==================================
Class A                               10/31/03        $ 9,66  $ (0.08)    $3.44          $3.36        $ --         $ --         $ --
                                      10/31/02         10.29    (0.08)    (0.34)        (0.42)          --           --       (0.21)
                                      10/31/01         10.58    (0.03)     0.12           0.09          --           --       (0.38)
                                      10/31/00         8.90      0.03      1.89           1.92          --           --       (0.24)
                                      10/31/99         8.85      0.02      0.06           0.08          --       (0.03)           --
Class B                               10/31/03         9.44     (0.13)     3.36           3.23          --           --           --
                                      10/31/02        10.11     (0.13)    (0.33)        (0.46)          --           --       (0.21)
                                      10/31/01         10.46    (0.08)     0.11           0.03          --           --       (0.38)
                                      10/31/00         8.84     (0.02)     1.88           1.86          --           --       (0.24)
                                      10/31/99         8.80     (0.03)     0.07           0.04          --           --           --
Class C                               10/31/03         9.43     (0.13)     3.36           3.23          --           --           --
                                      10/31/02        10.10     (0.13)    (0.33)        (0.46)          --           --       (0.21)
                                      10/31/01         10.45    (0.08)     0.11           0.03          --           --       (0.38)
                                      10/31/00         8.84     (0.02)     1.87           1.85          --           --       (0.24)
                                      10/31/99         8.80     (0.03)     0.07           0.04          --           --           --
Class X                               10/31/03         9.44     (0.13)     3.37           3.24          --           --           --
                                      10/31/02        10.11     (0.13)    (0.33)        (0.46)          --           --       (0.21)
                                      10/31/01         10.47    (0.08)     0.10           0.02          --           --       (0.38)
                                      10/31/00         8.84     (0.02)     1.89           1.87          --           --       (0.24)
                                      10/31/99         8.80     (0.03)     0.07           0.04          --           --           --

 * From January 1, 1999 to September 14, 2001,  Janus  Capital  Management  LLC served as  Sub-advisor  to the ASAF PBHG  Small-Cap
 Growth Fund (formerly,  the ASAF Janus Small-Cap Growth Fund).  Prior to January 1, 1999,  Founders Asset Management LLC served as
 Sub-advisor to the Fund.  Pilgrim Baxter &Associates, Ltd. has served as Sub-advisor to the Fund since September 15, 2001.
 ** Prior to September 11, 2000, T. Rowe Price  Associates,  Inc.  served as Sub-advisor to the ASAF Gabelli  Small-Cap  Value Fund
 (formerly,  the ASAF T. Rowe Price Small Company Value Fund).  GAMCO  Investors,  Inc. has served as Sub-advisor to the Fund since
 September 11, 2000.

                                                                       AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                                                                   Ratios of Expenses
                           Supplemental Data                                    to Average Net Assets(2)
               ------------- ------------- --------------             ---------- ------------- ---------------
                                                                                                                    Ratio of Net
                                                                                                                      Investment
                  Net Asset                Net Assets at   Portfolio        Net         After  Before Expense   Income (Loss) to
        Total         Value         Total  End of Period    Turnover  Operating       Expense   Reimbursement        Average Net
 Distribution       End of      Return(1)     (in 000's)        Rate   Expenses  Reimbursement  And Waiver(3)          Assets(2)
 ------------       -------     ---------     ----------        ----   --------                 -------------          ---------
                     Period                                                              And
                     ------                                                              ---
                                                                                    Waiver(3)
                                                                                    ---------

    $    --       $11.67          39.93%       $29,516         106%      1.80%      1.80%          2.27%               (1.28%)
         --         8.34        (24.46%)        22,388         120%      1.80%      1.80%          2.21%               (1.49%)
         --        11.04        (36.18%)        43,941         103%      1.80%      1.80%          2.04%               (1.21%)
     (0.11)        17.30           1.69%        85,342          90%      1.73%      1.73%          1.84%               (0.81%)
         --        17.08          87.80%        54,039          74%      1.70%      1.71%          2.20%               (0.73%)
         --        11.22          39.24%        58,731         106%      2.30%      2.30%          2.77%               (1.78%)
         --         8.13        (24.79%)        48,295         120%      2.30%      2.30%          2.72%               (1.98%)
         --        10.81        (36.52%)        80,943         103%      2.30%      2.30%          2.54%               (1.71%)
     (0.11)        17.02           1.29%       169,925          90%      2.23%      2.23%          2.34%               (1.31%)
         --        16.87          86.73%        98,524          74%      2.20%      2.21%          2.69%               (1.24%)
         --        11.33          39.19%        24,850         106%      2.30%      2.30%          2.77%               (1.78%)
         --         8.14        (24.77%)        19,674         120%      2.30%      2.30%          2.72%               (1.98%)
         --        10.82        (36.50%)        31,186         103%      2.30%      2.30%          2.54%               (1.71%)
     (0.11)        17.03           1.23%        72,934          90%      2.23%      2.23%          2.34%               (1.31%)
         --        16.90          86.64%        38,337          74%      2.20%      2.21%          2.73%               (1.25%)
         --        11.32          39.24%        14,301         106%      2.30%      2.30%          2.77%               (1.78%)
         --         8.13        (24.79%)        11,238         120%      2.30%      2.30%          2.73%               (1.98%)
         --        10.81        (36.52%)        17,624         103%      2.30%      2.30%          2.54%               (1.71%)
     (0.11)        17.03           1.17%        33,072          90%      2.23%      2.23%          2.34%               (1.31%)
         --        16.90          86.53%        24,312          74%      2.20%      2.21%          2.82%               (1.21%)

    $    --       $13.02          34.78%       $46,265           7%      1.90%      1.90%          2.17%               (0.74%)
     (0.21)         9.66         (4.37%)        36,088          24%      1.90%      1.90%          2.15%               (0.72%)
     (0.38)        10.29           0.71%        36,357          72%      1.90%      1.90%          2.09%               (0.28%)
     (0.24)        10.58          21.99%        23,156          71%      1.81%      1.81%          2.21%                 0.26%
     (0.03)         8.90           0.86%        10,881          35%      1.75%      1.75%          2.61%                 0.17%
         --        12.67          34.22%        89,931           7%      2.40%      2.40%          2.67%              (1.274%)
     (0.21)         9.44         (4.86%)        77,004          24%      2.40%      2.40%          2.66%               (1.21%)
     (0.38)        10.11           0.13%        69,831          72%      2.40%      2.40%          2.59%               (0.78%)
     (0.24)        10.46          21.45%        41,477          71%      2.31%      2.31%          2.71%               (0.22%)
         --         8.84           0.45%        23,890          35%      2.25%      2.25%          3.13%               (0.35%)
         --        12.66          34.25%        45,826           7%      2.40%      2.40%          2.67%               (1.24%)
     (0.21)         9.43         (4.86%)        36,245          24%      2.40%      2.40%          2.66%               (1.21%)
     (0.38)        10.10           0.13%        32,808          72%      2.40%      2.40%          2.59%               (0.78%)
     (0.24)        10.45          21.34%        20,484          71%      2.31%      2.31%          2.71%               (0.22%)
         --         8.84           0.45%        13,164          35%      2.25%      2.25%          3.13%               (0.34%)
         --        12.68          34.32%        26,699           7%      2.40%      2.40%          2.67%               (1.24%)
     (0.21)         9.44         (4.86%)        22,365          24%      2.40%      2.40%          2.65%               (1.21%)
     (0.38)        10.11           0.03%        22,817          72%      2.40%      2.40%          2.59%               (0.77%)
     (0.24)        10.47          21.57%        18,557          71%      2.31%      2.31%          2.70%               (0.22%)
         --         8.84           0.45%        13,947          35%      2.25%      2.25%          3.12%               (0.31%)

(1)      Total return for Class X shares does not reflect the payment of bonus shares.
(2)      Annualized for periods less than one year.
(3)      Prior to 2001,  figures include  commissions  received by the Distributor under the Supplemental  Plans, as described above under "How to Buy Shares - Distribution Plans."
Per share data has been calculated based on the average daily number of shares outstanding throughout the period

Financial Highlights
Per Share Data (For a Share Outstanding throughout each period)
                                                           Increase (Decrease) from
                                                            Investment Operations                          Less Distributions
                                                 -------------------------------------------     ------------------------------
                                                   Net Asset        Net  Net                                  In Excess
                                                       Value  Investment   Realized  Total from  From Net            of   From Net
                                        Period     Beginning     Income  &          Investment  Investment         Net   Realized
                                        ------
                                       Ended       of Period     (Loss)  Unrealized  Operations     Income   Investment      Gains
                                       -----       ---------     ------              ----------     ------                   -----
                                                                         Gain                                    Income
                                                                         -----                                   ------
                                                                             (Loss)
                                                                             ------
ASAF AMERICAN CENTURY STRATEGIC BALANCED FUND:
=============================================
Class A                               10/03/03        $10.50    $0.13     $1.41          $1.54     $(0.17)         $ --       $ --
                                      10/31/02         11.54     0.19(a)  (1.04) (a)    (0.85)      (0.19)           --         --
                                      10/31/01         13.14     0.21     (1.64)        (1.43)      (0.17)           --         --
                                      10/31/00        12.85      0.23      0.39           0.62      (0.20)           --     (0.13)
                                      10/31/99        10.89      0.19      1.89           2.08      (0.12)           --         --
Class B                               10/31/03        10.47      0.08      1.40           1.48      (0.11)           --         --
                                      10/31/02        11.50      0.14(a)  (1.03) (a)    (0.89)      (0.14)           --         --
                                      10/31/01         13.10     0.15     (1.64)        (1.49)      (0.11)           --         --
                                      10/31/00        12.81      0.16      0.39           0.55      (0.13)           --     (0.13)
                                      10/31/99        10.86      0.12      1.88           2.00      (0.05)           --         --
Class C                               10/31/03        10.47      0.08      1.39           1.47      (0.11)           --         --
                                      10/31/02        11.50      0.14(a)  (1.03) (a)    (0.89)      (0.14)           --         --
                                      10/31/01         13.10     0.15     (1.64)        (1.49)      (0.11)           --         --
                                      10/31/00        12.80      0.16      0.40           0.56      (0.13)           --     (0.13)
                                      10/31/99        10.87      0.11      1.87           1.98      (0.05)           --         --
Class X                               10/31/03        10.47      0.08      1.39           1.47      (0.11)           --         --
                                      10/31/02        11.50      0.14(a)  (1.03) (a)    (0.89)      (0.14)           --         --
                                      10/31/01         13.09     0.15     (1.63)        (1.48)      (0.11)           --         --
                                      10/31/00        12.80      0.16      0.39           0.55      (0.13)           --     (0.13)
                                      10/31/99        10.85      0.11      1.89           2.00      (0.05)           --         --
ASAF FEDERATED HIGH YIELD BOND FUND:
===================================
Class A                               10/31/03         $6.26    $0.53     $0.98          $1.51      $(0.54)        $ --       $ --
                                      10/31/02          6.96     0.59(b)  (0.69)(b)     (0.10)       (0.60)          --         --
                                      10/31/01          8.02     0.75     (1.06)        (0.31)       (0.75)          --         --
                                      10/31/00         9.13      0.85     (1.11)        (0.26)       (0.85)          --         --
                                      10/31/99         9.38      0.80     (0.25)          0.55       (0.80)          --         --
Class B                               10/31/03          6.25     0.49      0.98           1.48       (0.51)          --         --
                                      10/31/02          6.96     0.55(b)  (0.69)(b)     (0.14)       (0.57)          --         --
                                      10/31/01          8.02     0.71     (1.06)        (0.35)       (0.71)          --         --
                                      10/31/00         9.13      0.80     (1.11)        (0.31)       (0.80)          --         --
                                      10/31/99         9.39      0.75     (0.26)          0.49       (0.75)          --         --
Class C                               10/31/03          6.26     0.50      0.98           1.48       (0.51)          --         --
                                      10/31/02          6.96     0.55(b)  (0.68)(b)     (0.13)       (0.57)          --         --
                                      10/31/01          8.02     0.71     (1.06)        (0.35)       (0.71)          --         --
                                      10/31/00         9.13      0.80     (1.11)        (0.31)       (0.80)          --         --
                                      10/31/99         9.38      0.75     (0.25)          0.50       (0.75)          --         --
Class X                               10/31/03          6.25     0.49      0.98           1.48       (0.51)          --         --
                                      10/31/02          6.95     0.55(b)  (0.68)(b)     (0.13)       (0.57)          --         --
                                      10/31/01          8.01     0.71     (1.06)        (0.35)       (0.71)          --         --
                                      10/31/00         9.13      0.80     (1.12)        (0.32)       (0.80)          --         --
                                      10/31/99         9.39      0.75     (0.26)          0.49       (0.75)          --         --
ASAF ALLIANCE GROWTH
AND INCOME FUND*:
===============
Class A                               10/31/03         $9.56     $0.03       $2.24       $2.27         $ --        $ --       $ --
                                      10/31/02         12.23    (0.03)      (2.40)      (2.37)           --          --     (0.30)
                                      10/31/01         13.76        --      (0.94)      (0.94)           --          --     (0.59)
                                      10/31/00        12.33       0.04        1.39        1.43           --          --         --
                                      10/31/99        10.52       0.06        1.80        1.86       (0.01)      (0.04)         --
Class B                               10/31/03          9.41    (0.02)        2.19        2.17           --          --         --
                                      10/31/02         12.10    (0.03)      (2.36)      (2.39)           --          --     (0.30)
                                      10/31/01         13.69    (0.07)      (0.93)      (1.00)           --          --     (0.59)
                                      10/31/00        12.32     (0.02)        1.39        1.37           --          --         --
                                      10/31/99        10.53     (0.01)        1.81        1.80           --      (0.01)         --
Class C                               10/31/03          9.40    (0.02)        2.19        2.17           --          --         --
                                      10/31/02         12.09    (0.03)      (2.36)      (2.39)           --          --     (0.30)
                                      10/31/01         13.67    (0.07)      (0.92)      (0.99)           --          --     (0.59)
                                      10/31/00        12.31     (0.03)        1.39        1.36           --          --         --
                                      10/31/99        10.51     (0.01)        1.82        1.81           --      (0.01)         --
Class X                               10/31/03          9.39    (0.02)        2.19        2.17           --          --         --
                                      10/31/02         12.08    (0.03)      (2.36)      (2.39)           --          --     (0.30)
                                      10/31/01         13.66    (0.06)      (0.93)      (0.99)           --          --     (0.59)
                                      10/31/00        12.30     (0.02)        1.38        1.36           --          --         --
                                      10/31/99        10.52     (0.01)        1.80        1.79           --      (0.01)         --
* Prior to May 1, 2000,  Lord,  Abbett &Co. served as Sub-advisor to the ASAF Alliance Growth and Income Fund (formerly,  the ASAF
Lord Abbett Growth and Income Fund).  Alliance Capital Management L.P. has served as Sub-advisor to the Fund since May 1, 2000.
 (a) The  reclassification  of paydown  gains and losses had a (0.01) per share  effect for the Fund.  The Ratio of Net  Investment
 Income (Loss) would have been 1.64%,  1.14%,  1.14% and 1.14% for Class A, Class B, Class C and Class X, respectively  without the reclassification  of paydown  gains and losses for the year ended  10/31/02.  Ratios for prior  periods have not been  restated to reflect this change.
 (b) The  adoption of the change in  amortization  method had a (0.01) per share effect for the Fund.  Without the change,  the Net
 Investment  Income  Ratio  would have been  8.71%,  8.23%,  8.21% and 8.25% for Class A, Class B, Class C and Class X without  the reclassification.  Ratios for prior periods have not been restated to reflect this change.

                                                                                                AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                                                            Ratios of Expenses
                                     Supplemental Data                     to Average Net Assets(1)
                          -------------------------------------  ---------------------------------------

                   Net Asset             Net Assets at  Portfolio        Net  After Expense   Before Expense         Ratio of Net
          Total        Value      Total  End of Period   Turnover  Operating  Reimbursement    Reimbursement           Investment
  Distributions      End of   Return(1)     (in 000's)       Rate   Expenses  And Waiver(2)     And Waiver(2)    Income (Loss) to
  -------------      -------  ---------     ----------       ----   --------  -------------     -------------
                      Period                                                                                         Average Net
                      ------                                                                                         -----------
                                                                                                                        Assets(1)
                                                                                                                        ---------

      $(0.17)         11.87      14.79%       $31,493       129%      1.65%            1.65%           2.01%           1.25%
       (0.19)         10.50     (7.46%)        29,785       119%      1.65%            1.65%           1.96%           1.71%(a)
       (0.17)         11.54    (10.96%)        37,523       122%      1.65%            1.65%           1.91%           1.71%
       (0.33)         13.14       4.87%        38,001       119%      1.64%            1.64%           1.91%           1.71%
       (0.12)         12.85      19.10%        24,443       104%      1.60%            1.60%           2.15%           1.44%
       (0.11)         11.84      14.25%        69,656       129%      2.15%            2.15%           2.51%           0.75%
       (0.14)         10.47     (7.87%)        67,109       119%      2.15%            2.15%           2.46%           1.21%(a)
       (0.11)         11.50    (11.44%)        86,075       122%      2.15%            2.15%           2.41%           1.22%
       (0.26)         13.10       4.27%        93,323       119%      2.14%            2.14%           2.42%           1.21%
       (0.05)         12.81      18.46%        65,933       104%      2.10%            2.10%           2.67%           0.94%
       (0.11)         11.83      14.16%        23,359       129%      2.15%            2.15%           2.51%           0.75%
       (0.14)         10.47     (7.87%)        22,188       119%      2.15%            2.15%           2.45%           1.21%(a)
       (0.11)         11.50    (11.44%)        32,294       122%      2.15%            2.15%           2.41%           1.22%
       (0.26)         13.10       4.35%        36,859       119%      2.14%            2.14%           2.42%           1.21%
       (0.05)         12.80      18.26%        20,769       104%      2.10%            2.10%           2.67%           0.92%
       (0.11)         11.83      14.26%        16,254       129%      2.15%            2.15%           2.51%           0.75%
       (0.14)         10.47     (7.96%)        16,048       119%      2.15%            2.15%           2.46%           1.21%(a)
       (0.11)         11.50    (11.38%)        21,106       122%      2.15%            2.15%           2.41%           1.22%
       (0.26)         13.09       4.27%        23,269       119%      2.14%            2.14%           2.42%           1.20%
       (0.05)         12.80      18.48%        19,258       104%      2.10%            2.10%           2.67%           0.88%

      $(0.54)         $7.23      24.96%       $36,377        48%      1.50%            1.50%            1.68%          7.63%
       (0.60)          6.26     (1.75%)        23,613        35%      1.50%            1.50%            1.74%          8.58%(b)
       (0.75)          6.96     (4.10%)        26,426        31%      1.50%            1.50%            1.82%          9.77%
       (0.85)          8.02     (3.20%)        16,581        20%      1.50%            1.50%            1.78%          9.68%
       (0.80)          9.13       5.70%        16,079        18%      1.50%            1.50%            1.81%          8.26%
       (0.51)          7.22      24.37%       127,974        48%      2.00%            2.00%            2.18%          7.19%
       (0.57)          6.25     (2.39%)        83,293        35%      2.00%            2.00%            2.23%          8.10%(b)
       (0.71)          6.96     (4.58%)        80,038        31%      2.00%            2.00%            2.33%          9.40%
       (0.80)          8.02     (3.68%)        73,413        20%      2.00%            2.00%            2.27%          9.14%
       (0.75)          9.13       5.05%        68,160        18%      2.00%            2.00%            2.31%          7.73%
       (0.51)          7.23      24.34%        37,091        48%      2.00%            2.00%            2.18%          7.19%
       (0.57)          6.26     (2.24%)        22,882        35%      2.00%            2.00%            2.23%          8.08%(b)
       (0.71)          6.96     (4.58%)        16,599        31%      2.00%            2.00%            2.33%          9.33%
       (0.80)          8.02     (3.68%)        12,637        20%      2.00%            2.00%            2.27%          9.14%
       (0.75)          9.13       5.05%        13,205        18%      2.00%            2.00%            2.32%          7.74%
       (0.51)          7.22      24.20%        15,306        48%      2.00%            2.00%            2.18%          7.24%
       (0.57)          6.25     (2.25%)        12,882        35%      2.00%            2.00%            2.24%          8.12%(b)
       (0.71)          6.95     (4.59%)        14,777        31%      2.00%            2.00%            2.34%          9.46%
       (0.80)          8.01     (3.80%)        16,953        20%      2.00%            2.00%            2.28%          9.16%
       (0.75)          9.13       5.06%        19,893        18%      2.00%            2.00%            2.32%          7.76%

     $     --        $11.83      23.74%       $55,064        60%     1.65%            1.65%          2.09%             0.32%
       (0.30)          9.56    (19.99%)        47,611        88%     1.65%            1.65%          2.04%             0.25%
       (0.59)         12.23     (7.16%)        66,446       128%     1.65%            1.65%          1.94%           (0.01%)
           --         13.76      11.60%        49,218       135%     1.62%            1.73%          2.09%             0.31%
       (0.05)         12.33      17.72%        28,123        47%     1.60%            1.63%          2.21%             0.39%
           --         11.58      23.06%       116,211        60%     2.15%            2.15%          2.59%           (0.17%)
       (0.30)          9.41    (20.37%)       106,401        88%     2.15%            2.15%          2.54%           (0.25%)
       (0.59)         12.10     (7.65%)       152,314       128%     2.15%            2.15%          2.44%           (0.51%)
           --         13.69      11.12%       110,793       135%     2.12%            2.23%          2.59%           (0.19%)
       (0.01)         12.32      17.05%        66,009        47%     2.10%            2.13%          2.71%           (0.13%)
           --         11.57      23.09%        53,779        60%     2.15%            2.15%          2.59%           (0.17%)
       (0.30)          9.40    (20.39%)        50,779        88%     2.15%            2.15%          2.54%           (0.25%)
       (0.59)         12.09     (7.59%)        64,103       128%     2.15%            2.15%          2.44%           (0.51%)
           --         13.67      11.05%        47,592       135%     2.12%            2.23%          2.59%           (0.20%)
       (0.01)         12.31      17.18%        23,210        47%     2.10%            2.13%          2.72%           (0.12%)
           --         11.56      23.11%        28,840        60%     2.15%            2.15%          2.59%           (0.17%)
       (0.30)          9.39    (20.41%)        25,972        88%     2.15%            2.15%          2.54%           (0.24%)
       (0.59)         12.08     (7.60%)        36,297       128%     2.15%            2.15%          2.44%           (0.51%)
           --         13.66      11.06%        33,141       135%     2.12%            2.23%          2.60%           (0.18%)
       (0.01)         12.30      16.97%        24,369        47%     2.10%            2.13%          2.72%           (0.08%)
(1)      Total return for Class X shares does not reflect the payment of bonus shares.
(2)      Annualized for periods less than one year.
(3)      Prior to 2001,  figures include  commissions  received by the Distributor under the Supplemental  Plans, as described above under "How to Buy Shares - Distribution Plans."
 Per share data has been calculated based on the average daily number of shares outstanding throughout the period.

FINANCIAL HIGHLIGHTS
Per Share Data (For a Share Outstanding
throughout each period)

                                                             Increase (Decrease) from
                                                              Investment Operations                                Less
                                                     --------------------------------------------         --------------
Distributions
------------------

                                                   Net Asset        Net                                       In Excess
                                                       Value  Investment Net         Total from     From Net          of      From Net
                                       Period      Beginning     Income    Realized  Investment   Investment  Net             Realized
                                       Ended       of Period     (Loss)  &          Operations       Income  Investment         Gains
                                       -----       ---------     ------              ----------       ------                     -----
                                                                         Unrealized                               Income
                                                                                                                  ------
                                                                         Gain
                                                                         ----
                                                                             (Loss)
                                                                             ------
ASAF WILLIAM BLAIR
INTERNATIONAL GROWTH FUND*:
==========================
Class A                               10/31/03         $8.21   $(0.04)       $2.55       $2.51         $ --        $ --         $ --
                                      10/31/02          9.90        -+      (1.69)      (1.69)           --          --           --
                                      10/31/01         17.27    (0.13)      (6.67)      (6.80)       (0.57)          --           --
                                      10/31/00        14.06     (0.08)        3.29        3.21           --          --           --
                                      10/31/99        10.55     (0.09)        3.60        3.51           --          --           --
Class B                               10/31/03          8.06    (0.08)        2.50        2.42           --          --           --
                                      10/31/02          9.77    (0.05)      (1.66)      (1.71)           --          --           --
                                      10/31/01         17.03    (0.17)      (6.62)      (6.79)       (0.47)          --           --
                                      10/31/00        13.94     (0.17)        3.26        3.09           --          --           --
                                      10/31/99        10.51     (0.15)        3.58        3.43           --          --           --
Class C                               10/31/03          8.08    (0.08)        2.50        2.42           --          --           --
                                      10/31/02          9.79    (0.05)      (1.66)      (1.71)           --          --           --
                                      10/31/01         17.06    (0.18)      (6.62)      (6.80)       (0.47)          --           --
                                      10/31/00        13.96     (0.17)        3.27        3.10           --          --           --
                                      10/31/99        10.52     (0.15)        3.59        3.44           --          --           --
Class X                               10/31/03          8.06    (0.08)        2.50        2.42           --          --           --
                                      10/31/02          9.77    (0.05)      (1.66)      (1.71)           --          --           --
                                      10/31/01         17.03    (0.15)      (6.64)      (6.79)       (0.47)          --           --
                                      10/31/00        13.93     (0.18)        3.28        3.10           --          --           --
                                      10/31/99        10.50     (0.14)        3.57        3.43           --          --           --
ASAF MARSICO
CAPITAL GROWTH FUND:
===================-
Class A                               10/31/03        $10.68   $(0.11)       $2.47       $2.36         $ --        $ --         $ --
                                      10/31/02         11.16    (0.12)      (0.36)      (0.48)           --          --           --
                                      10/31/01         15.96    (0.10)      (4.70)      (4.80)           --          --           --
                                      10/31/00        14.58     (0.10)        1.48        1.38           --          --           --
                                      10/31/99        10.13     (0.09)        4.55        4.46           --      (0.01)           --
Class B                               10/31/03         10.46    (0.16)        2.42        2.26           --          --           --
                                      10/31/02         10.99    (0.17)      (0.36)      (0.53)           --          --           --
                                      10/31/01         15.80    (0.17)      (4.64)      (4.81)           --          --           --
                                      10/31/00        14.51     (0.19)        1.48        1.29           --          --           --
                                      10/31/99        10.12     (0.16)        4.55        4.39           --          --           --
Class C                               10/31/03         10.45    (0.16)        2.41        2.25           --          --           --
                                      10/31/02         10.98    (0.17)      (0.36)      (0.53)           --          --           --
                                      10/31/01         15.78    (0.17)      (4.63)      (4.80)           --          --           --
                                      10/31/00        14.49     (0.18)        1.47        1.29           --          --           --
                                      10/31/99        10.11     (0.16)        4.54        4.38           --          --           --
Class X                               10/31/03         10.44    (0.16)        2.41        2.25           --          --           --
                                      10/31/02         10.97    (0.17)      (0.36)      (0.53)           --          --           --
                                      10/31/01         15.77    (0.17)      (4.63)      (4.80)           --          --           --
                                      10/31/00        14.48     (0.19)        1.48        1.29           --          --           --
                                      10/31/99        10.11     (0.15)        4.52        4.37           --          --           --
ASAF NEUBERGER BERMAN
MID-CAP VALUE FUND:
==================
Class A                               10/31/03        $13.08   $(0.09)       $3.80       $3.71      $    --    $     --     $     --
                                      10/31/02         13.35    (0.07)      (0.09)      (0.16)           --          --       (0.11)
                                      10/31/01         14.65    (0.03)      (1.19)      (1.22)           --          --       (0.08)
                                      10/31/00        11.42     (0.05)        3.50        3.45           --          --       (0.22)
                                      10/31/99        10.23       0.03        1.19        1.22           --      (0.03)           --
Class B                               10/31/03         12.83    (0.16)        3.73        3.57           --          --           --
                                      10/31/02         13.17    (0.14)      (0.09)      (0.23)           --          --       (0.11)
                                      10/31/01         14.53    (0.11)      (1.17)      (1.28)           --          --       (0.08)
                                      10/31/00        11.38     (0.11)        3.48        3.37           --          --       (0.22)
                                      10/31/99        10.22     (0.05)        1.22        1.17           --      (0.01)           --
Class C                               10/31/03         12.84    (0.16)        3.72        3.56           --          --           --
                                      10/31/02         13.17    (0.14)      (0.08)      (0.22)           --          --       (0.11)
                                      10/31/01         14.53    (0.11)      (1.17)      (1.28)           --          --       (0.08)
                                      10/31/00        11.38     (0.11)        3.48        3.37           --          --       (0.22)
                                      10/31/99        10.22     (0.05)        1.22        1.17           --      (0.01)           --
Class X                               10/31/03         12.81    (0.16)        3.72        3.56           --          --           --
                                      10/31/02         13.14    (0.14)      (0.08)      (0.22)           --          --       (0.11)
                                      10/31/01         14.50    (0.11)      (1.17)      (1.28)           --          --       (0.08)
                                      10/31/00        11.36     (0.11)        3.47        3.36           --          --       (0.22)
                                      10/31/99        10.22     (0.05)        1.20        1.15           --      (0.01)           --
* Prior to November 11, 2002,  Janus Capital  Management LLC served as Sub-advisor  to the ASAF William Blair  International  Growth
Fund  (formerly,  the ASAF Janus Overseas Growth Fund).  William Blair &Company,  L.L.C has served as Sub-advisor to the Fund since
November 11, 2002.
+Amount represents less than a penny per share.

                                                                                                AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                                                             Ratios of Expenses
                                     Supplemental Data                     to Average Net Assets(2)
                          -------------------------------------  -----------------------------------------

                 Net Asset
                     Value                Net Assets   Portfolio          Net   After Expense         Before          Ratio of Net
          Total  End of          Total            at    Turnover    Operating   Reimbursement        Expense            Investment
  Distributions     Period   Return(1)        End of        Rate     Expenses   And Waiver(3)  Reimbursement      Income (Loss) to
  -------------     ------   ---------                      ----     --------   -------------
                                              Period                                            And Waiver(3)         Average Net
                                                                                                -------------         -----------
                                          (in 000's)                                                                     Assets(2)
                                          ----------                                                                     ---------

      $     --     $10.72      30.57%       $31,741        126%       2.10%         2.10%           2.36%           (0.41%)
            --       8.21    (17.07%)        31,546         56%       2.10%         2.10%           2.37%             0.03%
        (0.57)       9.90    (40.46%)        57,798         69%       2.06%         2.06%           2.16%           (0.64%)
            --      17.27      22.92%       146,865         72%       1.91%         1.93%           2.03%           (0.39%)
            --      14.06      33.18%        61,082         71%       2.10%         2.12%           2.47%           (0.70%)
            --      10.48      30.02%        68,265        126%       2.60%         2.60%           2.86%           (0.95%)
            --       8.06    (17.50%)        65,261         56%       2.60%         2.60%           2.88%           (0.47%)
        (0.47)       9.77    (40.78%)       106,979         69%       2.56%         2.56%           2.66%           (1.13%)
            --      17.03      22.25%       234,154         72%       2.41%         2.43%           2.53%           (0.87%)
            --      13.94      32.54%       105,965         71%       2.60%         2.62%           2.97%           (1.22%)
            --      10.50      29.95%        34,245        126%       2.60%         2.60%           2.86%           (0.94%)
            --       8.08    (17.47%)        32,443         56%       2.60%         2.60%           2.88%           (0.48%)
        (0.47)       9.79    (40.76%)        56,063         69%       2.56%         2.56%           2.66%           (1.13%)
            --      17.06      22.29%       132,594         72%       2.41%         2.43%           2.53%           (0.86%)
            --      13.96      32.60%        54,101         71%       2.60%         2.62%           2.97%           (1.21%)
            --      10.48      30.02%        20,508        126%       2.60%         2.60%           2.86%           (0.95%)
            --       8.06    (17.50%)        17,976         56%       2.60%         2.60%           2.88%           (0.48%)
        (0.47)       9.77    (40.79%)        27,923         69%       2.56%         2.56%           2.66%           (1.13%)
            --      17.03      22.34%        54,487         72%       2.41%         2.42%           2.53%           (0.90%)
            --      13.93      32.57%        34,002         71%       2.60%         2.62%           2.98%           (1.19%)

      $     --     $13.04      22.44%      $148,052         81%       1.80%         1.80%           2.01%           (1.02%)
                    10.68     (4.57%)       124,022        103%       1.80%         1.80%           2.00%           (1.01%)
            --      11.16    (30.03%)       149,093        133%       1.80%         1.80%           1.94%           (0.76%)
            --      15.96       9.47%       232,611        108%       1.78%         1.78%           1.87%           (0.61%)
        (0.01)      14.58      44.18%       103,196        105%       1.75%         1.76%           2.03%           (0.69%)
            --      12.72      21.96%       320,738         81%       2.30%         2.30%           2.51%           (1.53%)
            --      10.46     (5.10%)       282,066        103%       2.30%         2.30%           2.50%           (1.51%)
            --      10.99    (30.44%)       331,904        133%       2.30%         2.30%           2.44%           (1.26%)
            --      15.80       8.89%       534,179        108%       2.27%         2.28%           2.36%           (1.11%)
            --      14.51      43.52%       285,342        105%       2.25%         2.26%           2.53%           (1.20%)
            --      12.70      21.88%       178,255         81%       2.30%         2.30%           2.51%           (1.52%)
            --      10.45     (5.10%)       144,397        103%       2.30%         2.30%           2.50%           (1.51%)
            --      10.98    (30.37%)       156,021        133%       2.30%         2.30%           2.44%           (1.26%)
            --      15.78       8.90%       249,913        108%       2.26%         2.28%           2.36%           (1.11%)
            --      14.49      43.32%       125,796        105%       2.25%         2.26%           2.53%           (1.19%)
            --      12.69      21.90%        53,036         81%       2.30%         2.30%           2.51%           (1.52%)
            --      10.44     (5.10%)        45,557        103%       2.30%         2.30%           2.50%           (1.51%)
            --      10.97    (30.39%)        51,745        133%       2.30%         2.30%           2.44%           (1.26%)
            --      15.77       8.83%        79,187        108%       2.27%         2.28%           2.36%           (1.11%)
            --      14.48      43.47%        49,980        105%       2.25%         2.26%           2.53%           (1.18%)

      $     --     $16.79      28.36%       $51,801         61%       1.85%         1.85%          2.01%            (0.66%)
        (0.11)      13.08     (1.31%)        43,346        109%       1.85%         1.85%          1.99%            (0.49%)
        (0.08)      13.35     (8.39%)        43,595        219%       1.85%         1.85%          1.91%            (0.24%)
        (0.22)      14.65      30.46%        27,571        196%       1.79%         1.87%          2.11%            (0.37%)
        (0.03)      11.42      12.06%         8,561        126%       1.75%         1.85%          2.76%              0.06%
            --      16.40      27.83%       102,711         61%       2.35%         2.35%          2.52%            (1.16%)
        (0.11)      12.83     (1.86%)        94,735        109%       2.35%         2.35%          2.49%            (0.99%)
        (0.08)      13.17     (8.87%)        96,608        219%       2.35%         2.35%          2.41%            (0.73%)
        (0.22)      14.53      29.86%        57,561        196%       2.29%         2.37%          2.62%            (0.85%)
        (0.01)      11.38      11.57%        21,560        126%       2.25%         2.35%          3.29%            (0.44%)
            --      16.40      27.73%        42,700         61%       2.35%         2.35%          2.52%            (1.16%)
        (0.11)      12.84     (1.78%)        36,403        109%       2.35%         2.35%          2.49%            (0.99%)
        (0.08)      13.17     (8.87%)        34,719        219%       2.35%         2.35%          2.41%            (0.73%)
        (0.22)      14.53      29.86%        22,114        196%       2.29%         2.36%          2.62%            (0.85%)
        (0.01)      11.38      11.57%         7,731        126%       2.25%         2.35%          3.32%            (0.45%)
            --      16.37      27.79%        19,791         61%       2.35%         2.35%          2.52%            (1.16%)
        (0.11)      12.81     (1.79%)        17,141        109%       2.35%         2.35%          2.49%            (0.99%)
        (0.08)      13.14     (8.89%)        15,781        219%       2.35%         2.35%          2.41%            (0.73%)
        (0.22)      14.50      29.83%        10,565        196%       2.29%         2.36%          2.62%            (0.84%)
        (0.01)      11.36      11.38%         4,608        126%       2.25%         2.35%          3.35%            (0.46%)
(1)  Total return for Class X shares does not reflect the payment of bonus shares.
(2)  Annualized for periods less than one year.
(3) Prior to 2001, figures include  commissions  received by the Distributor under the Supplemental  Plans, as described above under
"How to Buy Shares -      Distribution Plans."
 Per share data has been calculated based on the average daily number of shares outstanding throughout the period.

Financial Highlights
Per Share Data (For a Share Outstanding throughout each period)
                                                           Increase (Decrease) from
                                                            Investment Operations                          Less Distributions
                                                 -------------------------------------------     ------------------------------

                                                   Net Asset        Net  Net                                 In Excess of
                                                       Value  Investment   Realized  Total from  From Net             Net      From Net
                                       Period      Beginning     Income  &          Investment  Investment    Investment      Realized
                                       Ended       Of Period     (Loss)  Unrealized  Operations      Income        Income         Gains
                                       -----       ---------     ------              ----------      ------        ------         -----
                                                                         Gain
                                                                         ----
                                                                             (Loss)
                                                                             ------
ASAF SANFORD BERNSTEIN
MANAGED INDEX 500 FUND*
======================
Class A                               10/31/03         $6.95     $0.03       $1.34       $1.37     --                 --          --
                                      10/31/02          8.15      0.02      (1.22)      (1.20)     --                 --          --
                                      10/31/01         10.24      0.02      (2.10)      (2.08)      --+               --      (0.01)
                                                      10.00       0.03        0.21        0.24     --                 --          --
                                     10/31/00(1)
Class B                               10/31/03          6.85    (0.01)        1.32        1.31     --                 --          --
                                      10/31/02          8.08    (0.02)      (1.21)      (1.23)     --                 --          --
                                      10/31/01         10.20    (0.02)      (2.09)      (2.11)     --                 --      (0.01)
                                                      10.00     (0.03)        0.23        0.20     --                 --          --
                                     10/31/00(1)
Class C                               10/31/03          6.85    (0.01)        1.32        1.31     --                 --          --
                                      10/31/02          8.08    (0.02)      (1.21)      (1.23)     --                 --          --
                                      10/31/01         10.20    (0.02)      (2.09)      (2.11)     --                 --      (0.01)
                                                      10.00     (0.03)        0.23        0.20     --                 --          --
                                     10/31/00(1)
Class X                               10/31/03          6.84    (0.01)        1.32        1.31     --                 --          --
                                      10/31/02          8.06    (0.02)      (1.20)      (1.22)     --                 --          --
                                      10/31/01         10.20    (0.02)      (2.11)      (2.13)     --                 --      (0.01)
                                                      10.00     (0.03)        0.23        0.20     --                 --          --
                                     10/31/00(1)
ASAF MFS GROWTH
WITH INCOME FUND:
================
Class A                               10/31/03         $6.89   $(0.01)       $0.92       $0.91  $      --      $      --     $    --
                                      10/31/02          8.19    (0.02)      (1.28)      (1.30)     --                 --          --
                                      10/31/01         10.73    (0.03)      (2.51)      (2.54)     --                 --          --
                                                      10.00     (0.03)        0.76        0.73     --                 --          --
                                     10/31/00(1)
Class B                               10/31/03          6.80    (0.05)        0.90        0.85     --                 --          --
                                      10/31/02          8.12    (0.06)      (1.26)      (1.32)     --                 --          --
                                      10/31/01         10.68    (0.07)      (2.49)      (2.56)     --                 --          --
                                                      10.00     (0.07)        0.75        0.68     --                 --          --
                                     10/31/00(1)
Class C                               10/31/03          6.79    (0.05)        0.91        0.86     --                 --          --
                                      10/31/02          8.11    (0.06)      (1.26)      (1.32)     --                 --          --
                                      10/31/01         10.67    (0.07)      (2.49)      (2.56)     --                 --          --
                                                      10.00     (0.08)        0.75        0.67     --                 --          --
                                     10/31/00(1)
Class X                               10/31/03          6.79    (0.05)        0.90        0.85     --                 --          --
                                      10/31/02          8.12    (0.06)      (1.27)      (1.33)     --                 --          --
                                      10/31/01         10.69    (0.07)      (2.50)      (2.57)     --                 --          --
                                                      10.00     (0.08)        0.77        0.69     --                 --          --
                                     10/31/00(1)
ASAF DeAM SMALL-CAP
GROWTH FUND**:
===========
Class A                               10/31/03         $3.51   $(0.04)       $1.59       $1.55  $       --       $    --     $    --
                                      10/31/02          4.59    (0.06)      (1.02)      (1.08)     --                 --          --
                                      10/31/01          8.08    (0.07)      (3.42)      (3.49)     --                 --          --
                                                      10.00     (0.06)      (1.86)      (1.92)     --                 --          --
                                     10/31/00(2)
Class B                               10/31/03          3.46    (0.06)        1.56        1.50     --                 --          --
                                      10/31/02          4.54    (0.08)      (1.00)      (1.08)     --                 --          --
                                      10/31/01          8.04    (0.10)      (3.40)      (3.50)     --                 --          --
                                                      10.00     (0.10)      (1.86)      (1.96)     --                 --          --
                                     10/31/00(2)
Class C                               10/31/03          3.46    (0.06)        1.57        1.51     --                 --          --
                                      10/31/02          4.55    (0.08)      (1.01)      (1.09)     --                 --          --
                                      10/31/01          8.04    (0.10)      (3.39)      (3.49)     --                 --          --
                                                      10.00     (0.10)      (1.86)      (1.96)     --                 --          --
                                     10/31/00(2)
Class X                               10/31/03          3.47    (0.06)        1.56        1.50     --                 --          --
                                      10/31/02          4.55    (0.08)      (1.00)      (1.08)     --                 --          --
                                      10/31/01          8.05    (0.10)      (3.40)      (3.50)     --                 --          --
                                                      10.00     (0.10)      (1.85)      (1.95)     --                 --          --
                                     10/31/00(2)
* Prior to May 1,  2000,  Bankers  Trust  Company  served as  Sub-advisor  to the ASAF  Sanford  Bernstein  Managed  Index 500 Fund
(formerly,  the ASAF Bankers  Trust  Managed  Index 500 Fund).  Sanford C.  Bernstein &Co. has served as  Sub-advisor  to the Fund since May 1, 2000.
** Prior to December 10, 2001,  Zurich Scudder  Investments,  Inc.  served as  Sub-advisor  to the ASAF DeAM Small-Cap  Growth Fund
(formerly,  the ASAF Scudder  Small-Cap Growth Fund).  Deutsche Asset Management Inc. has served as Sub-advisor  since December 10,
2001.
+Amount represents less than a penny per share.

                                                                                                AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                                                             Ratios of Expenses
                                     Supplemental Data                     to Average Net Assets(4)
                          -------------------------------------  -----------------------------------------
                                                                                                                     Ratio of Net
                                                                                                                       Investment
                     Net Asset                   Net Assets  Portfolio        Net  After Expense  Before Expense    Income (Loss)
           Total         Value          Total            at   Turnover  Operating  Reimbursement   Reimbursement               to
   Distributions       End of       Return(3)        End of       Rate   Expenses  And Waiver(5)   And Waiver(5)      Average Net
   -------------       -------      ---------                     ----   --------  -------------   -------------
                        Period                       Period                                                             Assets(4)
                        ------                                                                                          ---------
                                                 (in 000's)
                                                 ---------

        $    --        $8.32          19.71%     $31,579          39%      1.50%          1.50%           1.84%           0.40%
             --         6.95        (14.72%)      26,122          19%      1.50%          1.50%           1.83%         (0.30%)
         (0.01)         8.15        (20.36%)      24,163          30%      1.50%          1.50%           1.86%           0.24%
             --        10.24           2.40%      19,437         107%      1.50%          1.54%           2.00%           0.30%
             --         8.16          19.12%      77,502          39%      2.00%          2.00%           2.34%         (0.10%)
             --         6.85        (15.22%)      64,146          19%      2.00%          2.00%           2.33%         (0.20%)
         (0.01)         8.08        (20.74%)      53,206          30%      2.00%          2.00%           2.36%         (0.27%)
             --        10.20           2.00%      34,025         107%      2.00%          2.04%           2.53%         (0.25%)
             --         8.16          19.12%      36,069          39%      2.00%          2.00%           2.35%         (0.09%)
             --         6.85        (15.22%)      31,253          19%      2.00%          2.00%           2.33%         (0.20%)
         (0.01)         8.08        (20.74%)      30,585          30%      2.00%          2.00%           2.35%         (0.26%)
             --        10.20           2.00%      25,239         107%      2.00%          2.04%           2.56%         (0.25%)
             --         8.15          19.15%       7,459          39%      2.00%          2.00%           2.35%         (0.09%)
             --         6.84        (15.14%)       6,964          19%      2.00%          2.00%           2.33%         (0.21%)
         (0.01)         8.06        (20.94%)       5,918          30%      2.00%          2.00%           2.36%         (0.26%)
             --        10.20           2.00%       4,959         107%      2.00%          2.04%           2.50%         (0.25%)

        $    --        $7.80          13.21%      $9,764          79%      1.80%          1.80%           2.48%         (0.15%)
             --         6.89        (15.87%)       9,978          88%      1.80%          1.80%           2.43%         (0.30%)
             --         8.19        (23.67%)      11,312          64%      1.80%          1.80%           2.43%         (0.27%)
             --        10.73           7.30%       7,301          65%      1.80%          1.80%           2.54%         (0.29%)
             --         7.65          12.50%      18,875          79%      2.30%          2.30%           2.98%         (0.65%)
             --         6.80        (16.26%)      17,075          88%      2.30%          2.30%           2.92%         (0.80%)
             --         8.12        (23.97%)      20,584          64%      2.30%          2.30%           2.91%         (0.77%)
             --        10.68           6.80%      16,156          65%      2.30%          2.30%           3.17%         (0.72%)
             --         7.65          12.67%       7,909          79%      2.30%          2.30%           2.98%         (0.65%)
             --         6.79        (16.28%)       7,592          88%      2.30%          2.30%           2.92%         (0.80%)
             --         8.11        (23.99%)       9,084          64%      2.30%          2.30%           2.93%         (0.77%)
             --        10.67           6.70%       6,681          65%      2.30%          2.30%           3.06%         (0.76%)
             --         7.64          12.52%       2,935          79%      2.30%          2.30%           2.98%         (0.64%)
             --         6.79        (16.38%)       2,817          88%      2.30%          2.30%           2.92%         (0.81%)
             --         8.12        (24.04%)       4,153          64%      2.30%          2.30%           2.91%         (0.77%)
             --        10.69           6.90%       3,487          65%      2.30%          2.30%           3.06%         (0.76%)

        $    --        $5.06          44.16%     $15,297         203%      1.90%          1.90%           2.60%         (1.05%)
             --         3.51        (23.53%)      10,499         309%      1.86%          1.86%           2.64%         (1.29%)
             --         4.59        (43.19%)      17,736         110%      1.80%          1.80%           2.65%         (1.24%)
             --         8.08        (19.20%)      17,172          61%      1.80%          1.80%           2.43%         (0.72%)
             --         4.96          43.35%      22,010         203%      2.40%          2.40%           3.11%         (.156%)
             --         3.46        (23.79%)      16,513         309%      2.36%          2.36%           3.15%         (1.78%)
             --         4.54        (43.53%)      22,969         110%      2.30%          2.30%           3.13%         (1.75%)
             --         8.04        (19.60%)      27,872          61%      2.30%          2.30%           2.94%         (1.25%)
             --         4.97          43.64%      11,580         203%      2.40%          2.40%           3.11%         (1.55%)
             --         3.46        (23.96%)       8,054         309%      2.36%          2.36%           3.15%         (1.78%)
             --         4.55        (43.41%)      10,968         110%      2.30%          2.30%           3.13%         (1.76%)
             --         8.04        (19.60%)      14,676          61%      2.30%          2.30%           2.94%         (1.24%)
             --         4.97          43.23%       4,087         203%      2.40%          2.40%           3.11%         (1.55%)
             --         3.47        (23.74%)       2,995         309%      2.36%          2.36%           3.15%         (1.78%)
             --         4.55        (43.48%)       3,875         110%      2.30%          2.30%           3.13%         (1.76%)
             --         8.05        (19.50%)       4,499          61%      2.30%          2.30%           2.93%         (1.23%)
(1)      Commenced operations on November 1, 1999.
(2)      Commenced operations on March 1, 2000.
(3)      Total return for Class X shares does not reflect the payment of bonus shares.
(4)      Annualized for periods less than one year.
(5)      Prior to 2001,  figures include  commissions  received by the Distributor under the Supplemental  Plans, as described above under "How to Buy Shares - Distribution Plans."

Financial Highlights
Per Share Data (For a Share Outstanding
throughout each period)
                                                           Increase (Decrease) from
                                                            Investment Operations                          Less Distributions
                                                 -------------------------------------------     ------------------------------

                                                 Net Asset    Net        Net                                 In Excess of
                                                 Value        Investment Realized    Total from  From Net             Net       From Net
                                       Period    Beginning    Income     &          Investment  Investment    Investment       Realized
                                       Ended     of Period    (Loss)     Unrealized  Operations  Income            Income          Gains
                                       -----     ---------    ------                 ----------  ------            ------          -----
                                                                         Gain
                                                                         ----
                                                                         (Loss)
ASAF INVESCO
TECHNOLOGY FUND:
===============-
Class A                               10/31/03         $1.97   $(0.04)       $0.86       $0.82         $ --         $ --         $ --
                                      10/31/02          3.18    (0.05)      (1.16)      (1.21)           --           --           --
                                      10/31/01          9.27    (0.05)      (6.03)      (6.08)       (0.01)           --           --+
                                                      10.00         --      (0.73)      (0.73)           --           --           --
                                     10/31/00(1)
Class B                               10/31/03          1.93    (0.05)        0.84        0.79           --           --           --
                                      10/31/02          3.13    (0.07)      (1.13)      (1.20)           --           --           --
                                      10/31/01          9.25    (0.08)      (6.04)      (6.12)           --           --           --+
                                                      10.00         --      (0.75)      (0.75)           --           --           --
                                     10/31/00(1)
Class C                               10/31/03          1.94    (0.05)        0.84        0.79           --           --           --
                                      10/31/02          3.14    (0.06)      (1.14)      (1.20)           --           --           --
                                      10/31/01          9.26    (0.08)      (6.04)      (6.12)           --           --           --+
                                                      10.00         --      (0.74)      (0.74)           --           --           --
                                     10/31/00(1)
Class X                               10/31/03          1.94    (0.05)        0.85        0.80           --           --           --
                                      10/31/02          3.14    (0.07)      (1.13)      (1.20)           --           --           --
                                      10/31/01          9.25    (0.08)      (6.03)      (6.11)           --           --           --+
                                                      10.00         --      (0.75)      (0.75)           --           --           --
                                     10/31/00(1)
ASAF GOLDMAN SACHS
MID-CAP GROWTH FUND*:
====================-
Class A                               10/31/03         $3.09   $(0.04)       $0.84       $0.80         $ --         $ --         $ --
                                      10/31/02          4.04    (0.05)      (0.90)      (0.95)           --           --           --
                                      10/31/01         10.01    (0.06)      (5.90)      (5.96)       (0.01)           --           --
                                                      10.00       0.02      (0.01)        0.01           --           --           --
                                     10/31/00(1)
Class B                               10/31/03          3.06    (0.06)        0.84        0.78           --           --           --
                                      10/31/02          4.03    (0.07)      (0.90)      (0.97)           --           --           --
                                      10/31/01         10.00    (0.09)      (5.88)      (5.97)          --+           --           --
                                                      10.00       0.01      (0.01)          --           --           --           --
                                     10/31/00(1)
Class C                               10/31/03          3.06    (0.06)        0.83        0.77           --           --           --
                                      10/31/02          4.03    (0.07)      (0.90)      (0.97)           --           --           --
                                      10/31/01         10.01    (0.09)      (5.89)      (5.98)          --+           --           --
                                                      10.00       0.01          --        0.01           --           --           --
                                     10/31/00(1)
Class X                               10/31/03          3.06    (0.06)        0.83        0.77           --           --           --
                                      10/31/02          4.02    (0.07)      (0.89)      (0.96)           --           --           --
                                      10/31/01         10.00    (0.09)      (5.89)      (5.98)          --+           --           --
                                                      10.00       0.01      (0.01)          --           --           --           --
                                     10/31/00(1)
ASAF PROFUND
MANAGED OTC FUND**:
================
Class A                               10/31/03         $1.61   $(0.03)       $0.87       $0.84     $     --     $     --     $     --
                                      10/31/02          2.53    (0.04)      (0.88)      (0.92)           --           --           --
                                      10/31/01          8.22    (0.05)      (5.64)      (5.69)           --           --           --
                                                      10.00     (0.01)      (1.77)      (1.78)           --           --           --
                                     10/31/00(1)
Class B                               10/31/03          1.60    (0.04)        0.87        0.83           --           --           --
                                      10/31/02          2.52    (0.05)      (0.87)      (0.92)           --           --           --
                                      10/31/01          8.22    (0.07)      (5.63)      (5.70)           --           --           --
                                                      10.00     (0.02)      (1.76)      (1.78)           --           --           --
                                     10/31/00(1)
Class C                               10/31/03          1.60    (0.04)        0.86        0.82           --           --           --
                                      10/31/02          2.51    (0.05)      (0.86)      (0.91)           --           --           --
                                      10/31/01          8.21    (0.07)      (5.63)      (5.70)           --           --           --
                                                      10.00     (0.02)      (1.77)      (1.79)           --           --           --
                                     10/31/00(1)
Class X                               10/31/03          1.60    (0.04)        0.87        0.83           --           --           --
                                      10/31/02          2.52    (0.05)      (0.87)      (0.92)           --           --           --
                                      10/31/01          8.21    (0.07)      (5.62)      (5.69)           --           --           --
                                                      10.00     (0.02)      (1.77)      (1.79)           --           --           --
                                     10/31/00(1)
ASAF INVESCO
HEALTH SCIENCES FUND:
====================-
Class A                               10/31/03         $9.40   $(0.09)       $1.21       $1.12     $     --     $     --     $     --
                                                       11.35    (0.12)      (1.83)      (1.95)           --           --           --
                                     10/31/02
                                                       10.00    (0.08)        1.43        1.35           --           --           --
                                     10/31/01(2)
Class B                               10/31/03         9.31      (0.14)       1.21        1.07           --           --           --
                                      10/31/02         11.31    (0.18)      (1.82)      (2.00)           --           --           --
                                                       10.00    (0.11)        1.42        1.31           --           --           --
                                     10/31/01(2)
Class C                               10/31/03          9.34    (0.14)        1.20        1.06           --           --           --
                                      10/31/02         11.33    (0.18)      (1.81)      (1.99)           --           --           --
                                                       10.00    (0.12)        1.45        1.33           --           --           --
                                     10/31/01(2)
Class X                               10/31/03          9.34    (0.14)        1.20        1.06           --           --           --
                                      10/31/02         11.33    (0.18)      (1.81)      (1.99)           --           --           --
                                                       10.00    (0.11)        1.44        1.33           --           --           --
                                     10/31/01(2)
* Prior to November 11, 2002,  Janus Capital  Management  LLC served as  Sub-advisor  to the ASAF Goldman Sachs Mid-Cap Growth Fund
(formerly,  the ASAF Janus  Mid-Cap  Growth Fund).  Goldman  Sachs Asset  Management  has served as  Sub-advisor  to the Fund since
November 11, 2002.
** Prior to March 1, 2001,  Rydex Global Advisors  served as Sub-advisor to the ASAF ProFund  Managed OTC Fund (formerly,  the ASAF
Rydex Managed OTC Fund). ProFund Advisors LLC has served as Sub-advisor to the Fund since March 1, 2001.
+Amount represents less than a penny a share.

                                                                                                AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                                                             Ratios of Expenses
                                     Supplemental Data                     to Average Net Assets(4)
                          -------------------------------------  -----------------------------------------
                                                                                                                      Ratio of Net
                                                                                                                        Investment
                    Net Asset                 Net Assets   Portfolio         Net  After Expense  Before Expense   Income (Loss) to
            Total  Value End          Total           at    Turnover   Operating  Reimbursement   Reimbursement        Average Net
                            -
    Distributions   of Period     Return(3)       End of        Rate    Expenses  And Waiver(5)   And Waiver(5)          Assets(4)
    -------------   ---------     ---------                     ----    --------  -------------   -------------          --------
                                                  Period
                                              (in 000's)
                                              ----------

        $    --      $2.79        41.62%       $7,452         89%       1.90%           1.90%          3.27%             (1.59%)
             --       1.97      (38.05%)        4,773         91%       1.90%           1.90%          3.03%             (1.74%)
         (0.01)       3.18      (65.64%)        7,989         74%       1.90%           1.90%          2.90%             (1.21%)
             --       9.27       (7.30%)        4,910          4%       1.90%           1.90%          2.65%               0.19%
             --       2.72        40.93%        9,694         89%       2.40%           2.40%          3.77%             (2.10%)
             --       1.93      (38.34%)        6,036         91%       2.40%           2.40%          3.52%             (2.25%)
             --       3.13      (66.16%)       10,259         74%       2.40%           2.40%          3.30%             (1.67%)
             --       9.25       (7.50%)       11,811          4%       2.40%           2.40%          3.02%             (0.36%)
             --       2.73        40.72%        6,651         89%       2.40%           2.40%          3.77%             (2.09%)
             --       1.94      (38.22%)        4,559         91%       2.40%           2.40%          3.54%             (2.25%)
             --       3.14      (66.09%)        6,939         74%       2.40%           2.40%          3.31%             (1.68%)
             --       9.26       (7.40%)        7,384          4%       2.40%           2.40%          3.05%             (0.30%)
             --       2.74        41.24%        1,624         89%       2.40%           2.40%          3.78%             (2.10%)
             --       1.94      (38.22%)        1,013         91%       2.40%           2.40%          3.51%             (2.26%)
             --       3.14      (66.05%)        1,830         74%       2.40%           2.40%          3.44%             (1.71%)
             --       9.25       (7.50%)        1,003          4%       2.40%           2.40%          3.16%             (0.33%)

        $    --      $3.89        25.89%       $8,839        132%       1.90%           1.90%          3.05%             (1.34%)
             --       3.09      (23.51%)        5,765         89%       1.90%           1.90%          3.17%             (1.38%)
         (0.01)       4.04      (59.56%)        6,012        188%       1.90%           1.90%          2.95%             (1.13%)
             --      10.01         0.10%        3,069          3%       1.90%           1.90%          2.96%               1.19%
             --       3.84        25.49%        9,777        132%       2.40%           2.40%          3.56%             (1.83%)
             --       3.06      (24.07%)        7,310         89%       2.40%           2.40%          3.65%             (1.88%)
             --       4.03      (59.68%)        9,098        188%       2.40%           2.40%          3.37%             (1.60%)
             --      10.00         0.00%        8,853          3%       2.40%           2.40%          3.32%               0.45%
             --       3.83        25.16%        7,083        132%       2.40%           2.40%          3.54%             (1.85%)
             --       3.06      (24.07%)        3,566         89%       2.40%           2.40%          3.65%             (1.88%)
             --       4.03      (59.72%)        4,687        188%       2.40%           2.40%          3.40%             (1.61%)
             --      10.01         0.10%        4,495          3%       2.40%           2.40%          3.49%               0.71%
             --       3.83        25.16%        2,049        132%       2.40%           2.40%          3.54%             (1.85%)
             --       3.06      (23.88%)          916         89%       2.40%           2.40%          3.65%             (1.88%)
             --       4.02      (59.78%)        1,174        188%       2.40%           2.40%          3.47%             (1.65%)
             --      10.00         0.00%          676          3%       2.40%           2.40%          3.39%               0.72%

        $    --      $2.45        52.17%       $9,161         17%       1.75%           1.75%          2.42%             (1.46%)
             --       1.61      (36.36%)        5,076         30%       1.75%           1.75%          2.58%             (1.56%)
             --       2.53      (69.22%)        6,805         54%       1.75%           1.75%          2.59%             (1.42%)
             --       8.22      (17.80%)        7,052          1%       1.75%           1.75%          2.40%             (1.11%)
             --       2.43        51.88%       17,120         17%       2.25%           2.25%          2.93%             (1.96%)
             --       1.60      (36.51%)       10,978         30%       2.25%           2.25%          3.09%             (2.06%)
             --       2.52      (69.34%)       13,664         54%       2.25%           2.25%          3.13%             (1.92%)
             --       8.22      (17.80%)       12,048          1%       2.25%           2.25%          2.73%             (1.57%)
             --       2.42        51.25%       12,526         17%       2.25%           2.25%          2.93%             (1.96%)
             --       1.60      (36.26%)        7,688         30%       2.25%           2.25%          3.10%             (2.06%)
             --       2.51      (69.43%)        7,760         54%       2.25%           2.25%          3.14%             (1.93%)
             --       8.21      (17.90%)        6,927          1%       2.25%           2.25%          2.82%             (1.58%)
             --       2.43        51.88%        1,756         17%       2.25%           2.25%          2.92%             (1.96%)
             --       1.60      (36.51%)          739         30%       2.25%           2.25%          3.07%             (2.06%)
             --       2.52      (69.31%)        1,106         54%       2.25%           2.25%          3.23%             (1.94%)
             --       8.21      (17.90%)          835          1%       2.25%           2.25%          2.81%             (1.55%)

        $    --     $10.52        11.91%       $5,036        144%       1.90%           1.90%          3.12%             (0.97%)
             --       9.40      (17.25%)        4,210        122%       1.90%           1.90%          3.18%             (1.19%)
             --      11.35        13.60%        3,971         35%       1.90%           1.90%          3.96%             (1.10%)
             --      10.38         11.37        7,375        144%       2.40%           2.40%          3.62%             (1.48%)
             --       9.31      (17.60%)        7,256        122%       2.40%           2.40%          3.66%             (1.69%)
             --      11.31        13.10%        6,427         35%       2.40%           2.40%          4.75%             (1.54%)
             --      10.40        11.35%        4,427        144%       2.40%           2.40%          3.62%             (1.47%)
             --       9.34      (17.64%)        3,870        122%       2.40%           2.40%          3.68%             (1.70%)
             --      11.33        13.40%        2,659         35%       2.40%           2.40%          4.70%             (1.56%)
             --      10.40        11.35%        1,526        144%       2.40%           2.40%          3.62%             (1.47%)
             --       9.34      (17.64%)        1,956        122%       2.40%           2.40%          3.69%             (1.70%)
             --      11.33        13.40%        1,702         35%       2.40%           2.40%          5.49%             (1.48%)
(1)      Commenced operations on September 11, 2000.
(2)      Commenced operation on March 1, 2001.
(3)      Total return for Class X shares does not reflect the payment of bonus shares.
(4)      Annualized for periods less than one year.
(5)      Prior to 2001, figures includes  commissions  received by the Distributor under the Supplemental  Plans, as described above under "How to Buy Shares - Distribution Plans."
Per share data has been calculated based on the average daily number of shares outstanding throughout the period.

Financial Highlights
Per Share Data (For a Share Outstanding
throughout each period)
                                                           Increase (Decrease) from
                                                            Investment Operations                          Less Distributions
                                                 -------------------------------------------     ------------------------------

                                                 Net Asset    Net        Net                                In Excess of
                                                 Value        Investment Realized    Total from  From Net   Net              From Net
                                     Period      Beginning    Income     &          Investment  Investment  Investment      Realized
                                     Ended       of Period    (Loss)     Unrealized  Operations  Income     Income             Gains
                                     -----       ---------    ------                 ----------  ------     ------             -----
                                                                         Gain
                                                                         ----
                                                                         (Loss)
ASAF INTERNATIONAL EQUITY FUND*
===============================
Class A                              10/31/03           $4.94     $0.01        $0.97       $0.98    $    --  $                $     --
                                                                                                                   --
                                     10/31/02            6.10    (0.02)       (1.14)      (1.16)         --        --               --
                                     10/31/01            8.81    (0.02)       (2.69)      (2.71)         --        --               --
                                                       10.00       0.03       (1.22)      (1.19)         --        --               --
                                   10/31/00(1)
Class B                              10/31/03            4.87    (0.02)         0.97        0.95         --        --               --
                                     10/31/02            6.04    (0.05)       (1.12)      (1.17)         --        --               --
                                     10/31/01            8.78    (0.07)       (2.67)      (2.74)         --        --               --
                                                       10.00     (0.02)       (1.20)      (1.22)         --        --               --
                                   10/31/00(1)
Class C                              10/31/03            4.86    (0.02)         0.96        0.94         --        --               --
                                     10/31/02            6.02    (0.05)       (1.11)      (1.16)         --        --               --
                                     10/31/01            8.77    (0.06)       (2.69)      (2.75)         --        --               --
                                                       10.00     (0.01)       (1.22)      (1.23)         --        --               --
                                   10/31/00(1)
Class X                              10/31/03            4.87    (0.02)         0.97        0.95         --        --               --
                                     10/31/02            6.04    (0.05)       (1.12)      (1.17)         --        --               --
                                     10/31/01            8.79    (0.07)       (2.68)      (2.75)         --        --               --
                                                       10.00     (0.02)       (1.19)      (1.21)         --        --               --
                                   10/31/00(1)
ASAF SANFORD BERNSTEIN
CORE VALUE FUND:
===============-
Class A                               10/31/03          $8.92     $0.10        $2.04       $2.14    $(0.07)    $   --             $ --
                                      10/31/02           9.77      0.08       (0.86)      (0.78)     (0.05)        --           (0.02)
                                                        10.00      0.05       (0.28)      (0.23)         --        --               --
                                     10/31/01(1)
Class B                               10/31/03           8.88      0.04         2.05        2.09     (0.02)        --               --
                                                         9.74      0.03       (0.86)      (0.83)     (0.01)        --           (0.02)
                                      10/31/02
                                                        10.00      0.01       (0.27)      (0.26)         --        --               --
                                     10/31/01(1)
Class C                               10/31/03           8.88      0.04         2.05        2.09     (0.02)        --               --
                                                         9.73      0.03       (0.85)      (0.82)     (0.01)        --           (0.02)
                                      10/31/02
                                                        10.00      0.01       (0.28)      (0.27)         --        --               --
                                     10/31/01(1)
Class X                               10/31/03           8.88      0.04         2.05        2.09     (0.02)        --               --
                                                         9.73      0.03       (0.85)      (0.82)     (0.01)        --           (0.02)
                                      10/31/02
                                                        10.00      0.02       (0.29)      (0.27)         --        --               --
                                     10/31/01(1)
ASAF T. ROWE PRICE
TAX MANAGED FUND:
================-
Class A                               10/31/03          $7.77   $(0.05)        $1.58       $1.53       $ --  $     --             $ --
                                      10/31/02           9.00    (0.06)       (1.17)      (1.23)         --        --               --
                                                        10.00    (0.05)       (0.95)      (1.00)         --        --               --
                                     10/31/01(1)
Class B                               10/31/03           7.70    (0.09)         1.57        1.48         --        --               --
                                      10/31/02           8.98    (0.11)       (1.17)      (1.28)         --        --               --
                                                        10.00    (0.08)       (0.94)      (1.02)         --        --               --
                                     10/31/01(1)
Class C                               10/31/03           7.71    (0.09)         1.57        1.48         --        --               --
                                      10/31/02           8.98    (0.10)       (1.17)      (1.27)         --        --               --
                                                        10.00    (0.08)       (0.94)      (1.02)         --        --               --
                                     10/31/01(1)
Class X                               10/31/03           7.69     (0.09)        1.57        1.48         --        --               --
                                      10/31/02           8.97    (0.10)       (1.18)      (1.28)         --        --               --
                                                        10.00    (0.08)       (0.95)      (1.03)         --        --               --
                                     10/31/01(1)
ASAF LARGE-CAP
GROWTH FUND**:
=============-
Class A                               10/31/03          $8.09   $(0.10)        $1.67       $1.57       $ --   $    --             $ --
                                                        10.00    (0.03)     $ (1.88)    $ (1.91)         --        --               --
                                     10/31/02(3)
Class B                               10/31/03           8.06    (0.14)         1.65        1.51         --        --               --
                                                        10.00    (0.04)       (1.90)      (1.94)         --        --               --
                                     10/31/02(3)
Class C                               10/31/03           8.06    (0.14)         1.66        1.52         --        --               --
                                                        10.00    (0.04)       (1.90)      (1.94)         --        --               --
                                     10/31/02(3)
Class X                               10/31/03           8.07    (0.14)         1.57        1.43         --        --               --
                                                        10.00    (0.04)       (1.89)      (1.93)         --        --               --
                                     10/31/02(3)
* Prior to December 10, 2001 A I M Capital  Management,  Inc. served as Sub-advisor to the ASAF  International  Equity Fund. Strong
Capital  Management,  Inc. has served as Sub-advisor  to the Fund since  December 10, 2001 until  December 12, 2003.  William Blair has served as Sub-advisor to the Fund since December 12, 2003.
**Prior to January 31, 2003 Deutsche Asset  Management,  Inc.  served as sub-advisor  to the ASAF  Large-Cap  Growth Fund.  Jennison
Associates LLC has served as Sub-advisor to the Fund since January 31, 2004.

                                                                                                AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                                                             Ratios of Expenses
                                     Supplemental Data                     to Average Net Assets(4)
                          -------------------------------------  -----------------------------------------
                                                                                                                       Ratio of Net
                                                                                                                         Investment
                     Net Asset                Net Assets   Portfolio         Net   After Expense         Before    Income (Loss) to
            Total   Value End         Total           at    Turnover   Operating   Reimbursement        Expense         Average Net
                             -
    Distributions    of Period    Return(3)       End of        Rate    Expenses   And Waiver(5)  Reimbursement           Assets(4)
    -------------    ---------    ---------                     ----    --------   -------------                          --------
                                                  Period                                          And Waiver(5)
                                                                                                  -------------
                                              (in 000's)
                                              ----------

     $     --      $5.92         19.84%      $15,709            53%      2.10%           2.10%     2.70%              0.21%
           --       4.94        (19.02%)      12,917           155%      2.10%           2.10%     2.77%            (0.31%)
           --       6.10        (30.76%)      13,896            97%      2.10%           2.10%     2.63%            (0.25%)
           --       8.81        (11.90%)      12,696            74%      2.10%           2.20%     3.01%              0.32%
           --       5.82         19.51%       17,000            53%      2.60%           2.60%     3.23%            (0.40%)
           --       4.87        (19.37%)      15,499           155%      2.60%           2.60%     3.27%            (0.82%)
           --       6.04        (31.29%)      18,565            97%      2.60%           2.60%     3.14%            (0.97%)
           --       8.78        (12.20%)      17,900            74%      2.60%           2.70%     3.55%            (0.22%)
           --       5.80         19.59%        9,974            53%      2.60%           2.60%     3.22%            (0.38%)
           --       4.86        (19.44%)       8,579           155%      2.60%           2.60%     3.27%            (0.82%)
           --       6.02        (31.36%)      11,399            97%      2.60%           2.60%     3.12%            (0.89%)
           --       8.77        (12.30%)      12,120            74%      2.60%           2.70%     3.53%            (0.13%)
           --       5.82         19.51%        4,240            53%      2.60%           2.60%     3.23%            (0.40%)
           --       4.87        (19.37%)       3,689           155%      2.60%           2.60%     3.27%            (0.83%)
           --       6.04        (31.29%)       4,462            97%      2.60%           2.60%     3.15%            (0.97%)
           --       8.79        (12.10%)       3,866            74%      2.60%           2.70%     3.75%            (0.23%)

   $0.07          $10.99         24.15%        $8,450           21%      1.70%          1.70%      2.21%                 0.91%
   (0.07)           8.92         (8.16%)        4,537            14%      1.70%         1.70%      2.76%                 0.75%
   --               9.77         (2.20%)        1,677             9%      1.70%         1.70%      3.95%                 0.70%
   (0.02)          10.95         23.64%        15,304            21%      2.20%         2.20%      2.72%                 0.42%
   (0.03)           8.88         (8.58%)        9,378            14%      2.20%         2.20%      3.26%                 0.29%
   --               9.74         (2.60%)        3,867             9%      2.20%         2.20%      5.57%                 0.22%
   (0.02)          10.95         23.64%        14,337            21%      2.20%         2.20%      2.72%                 0.41%
   (0.03)           8.88         (8.49%)        7,212            14%      2.20%         2.20%      3.25%                 0.30%
   --               9.73         (2.70%)        3,040             9%      2.20%         2.20%      4.73%                 0.22%
   (0.02)          10.95         23.64%         2,829            21%      2.20%         2.20%      2.72%                 0.43%
   (0.03)           8.88         (8.49%)        2,217            14%      2.20%         2.20%      3.28%                 0.30%
   --               9.73         (2.70%)          514             9%      2.20%         2.20%      4.75%                 0.23%

$     --           $9.30         19.69%        $1,342            22%      1.80%         1.80%      4.19%                (0.64%)
   --               7.77        (13.67%)        1,174            21%      1.80%         1.80%      5.34%                (0.71%)
   --               9.00        (10.00%)          746            12%      1.80%         1.80%      8.94%                (0.75%)
   --               9.18         19.22%         2,694            22%      2.30%         2.30%      4.71%                (1.14%)
   --               7.70        (14.25%)        2,028            21%      2.30%         2.30%      5.81%                (1.22%)
   --               8.98        (10.20%)        1,237            12%      2.30%         2.30%      9.51%                (1.26%)
   --               9.19         19.20%         4,629            22%      2.30%         2.30%      4.70%                (1.14%)
   --               7.71        (14.14%)        2,597            21%      2.30%         2.30%      5.87%                (1.21%)
   --               8.98        (10.20%)          867            12%      2.30%         2.30%     11.19%                (1.24%)
   --               9.17         19.25%           159            22%      2.30%         2.30%      4.73%                (1.12%)
   --               7.69        (14.27%)           97            21%      2.30%         2.30%      5.89%                (1.21%)
   --               8.97        (10.20%)           33            12%      2.30%         2.30%     15.47%                (1.25%)

$     --            9.66         19.41%          $463             0%      1.67%         1.67%     14.18%                (1.17%)
   --               8.09        (19.10%)           80             0%      1.67%         1.67%     45.32%                (0.65%)
   --               9.57         18.73%           663             0%      2.17%         2.17%     13.58%                (1.65%)
   --               8.06        (19.40%)          355             0%      2.17%         2.17%     62.70%                (1.08%)
   --               9.58         18.86%           464             0%      2.17%         2.17%     14.99%                (1.65%)
   --               8.06        (19.40%)          177             0%      2.17%         2.17%     77.24%                (1.05%)
   --               9.50         17.72%           173             0%      2.17%         2.17%     11.62%                (1.65%)
   --               8.07        (19.30%)            1             0%      2.17%         2.17%     38.29%                (1.03%)
(1)      Commenced operations on September 11, 2000.
(2)      Commenced operations on March 1, 2001.
(3)      Commenced operations on May 1, 2002.
(4)      Total return for Class X shares does not reflect the payment of bonus shares.
(5)      Annualized for periods less than one year.
(6)      Prior to 2001,  figures include  commissions  received by the Distributor under the Supplemental  Plans, as described above under "How to Buy Shares -  Distribution Plans."
Per share data has been calculated based on the average daily number of shares outstanding throughout the period.

Financial Highlights
Per Share Data (For a Share Outstanding
throughout each period)
                                                           Increase (Decrease) from
                                                            Investment Operations                          Less Distributions
                                                 -------------------------------------------     ------------------------------
                                                 Net Asset        Net  Net                                 In Excess
                                                     Value  Investment   Realized   Total from  From Net       of         From Net
                                       Period    Beginning     Income  &           Investment  Investment Net            Realized
                                        Ended    of Period     (Loss)  Unrealized   Operations     Income  Investment      Gains
                                        -----    ---------     ------               ----------     ------                  -----
                                                                       Gain                                  Income
                                                                       -----                                 ------
                                                                           (Loss)
                                                                           ------
ASAF GOLDMAN SACHS
CONCENTRATED GROWTH FUND*:
=========================-
Class A                               10/31/03       $9.76     $(0.10)      $1.33      $1.23     $   --      $    --      $     --
                                      10/31/02       12.44      (0.12)      (2.56)     (2.68)        --           --          --
                                      10/31/01       22.80       0.01      (10.37)    (10.36)        --           --          --
                                      10/31/00       21.97      (0.11)       0.94       0.83         --           --          --
                                      10/31/99       14.41      (0.10)       7.66       7.56         --           --          --
Class B                               10/31/03        8.54      (0.13)       1.15       1.02         --           --          --
                                      10/31/02       10.94      (0.12)      (2.28)     (2.40)        --           --          --
                                      10/31/01       20.14      (0.07)      (9.13)     (9.20)        --           --          --
                                      10/31/00       19.50      (0.21)       0.85       0.64         --           --          --
                                      10/31/99       12.87      (0.17)       6.80       6.63         --           --          --
Class C                               10/31/03        8.51      (0.13)       1.15       1.02         --           --          --
                                      10/31/02       10.91      (0.12)      (2.28)     (2.40)        --           --          --
                                      10/31/01       20.10      (0.07)      (9.12)     (9.19)        --           --          --
                                      10/31/00       19.47      (0.21)       0.84       0.63         --           --          --
                                      10/31/99       12.85      (0.18)       6.80       6.62         --           --          --
Class X                               10/31/03        8.55      (0.13)       1.15       1.02         --           --          --
                                      10/31/02       10.95      (0.11)      (2.29)     (2.40)        --           --          --
                                      10/31/01       20.17      (0.07)      (9.15)     (9.22)        --           --          --
                                      10/31/00       19.52      (0.22)       0.87       0.65         --           --          --
                                      10/31/99       12.88      (0.18)       6.82       6.64         --           --          --
ASAF INVESCO CAPITAL INCOME FUND:
================================-
Class A                                10/31/03      $10.41     $0.10      $1.34       $1.44       $(0.11)  $     --      $    --
                                       10/31/02       12.11      0.13      (1.67)      (1.54)       (0.16)        --          --
                                       10/31/01       14.51      0.20      (2.41)      (2.21)       (0.19)        --          --
                                       10/31/00      13.66       0.22       1.03        1.25        (0.21)        --          (0.19)
                                       10/31/99      11.75       0.22       1.84        2.06        (0.15)        --          --
Class B                                10/31/03      10.43       0.04       1.35        1.39        (0.05)        --          --
                                       10/31/02      12.14       0.07      (1.68)      (1.61)       (0.10)        --          --
                                       10/31/01       14.55      0.13      (2.42)      (2.29)       (0.12)        --          --
                                       10/31/00      13.69       0.15       1.04        1.19        (0.14)        --          (0.19)
                                       10/31/99      11.77       0.14       1.87        2.01        (0.09)        --          --
Class C                                10/31/03      10.43       0.04       1.34        1.38        (0.05)        --          --
                                       10/31/02      12.13       0.07      (1.67)      (1.60)       (0.10)        --          --
                                       10/31/01       14.54      0.13      (2.42)      (2.29)       (0.12)        --          --
                                       10/31/00      13.68       0.15       1.04        1.19        (0.14)        --          (0.19)
                                       10/31/99      11.77       0.14       1.86        2.00        (0.09)        --          --
Class X                                10/31/03      10.43       0.04       1.33        1.37        (0.05)        --          --
                                       10/31/02      12.13       0.07      (1.67)      (1.60)       (0.10)        --          --
                                       10/31/01       14.53      0.14      (2.42)      (2.28)       (0.12)        --          --
                                       10/31/00      13.68       0.14       1.04        1.18        (0.14)        --          (0.19)
                                       10/31/99      11.76       0.13       1.88        2.01        (0.09)        --          --
ASAF PIMCO TOTAL RETURN BOND FUND:
=================================-
Class A                                10/31/03      $10.83     $0.24      $0.43       $0.67       $(0.30)  $     --        $(0.33)
                                       10/31/02       11.04      0.34(a)    0.06(a)     0.40        (0.36)        --         (0.25)
                                       10/31/01       10.18      0.48       0.86        1.34        (0.48)        --         --
                                       10/31/00      10.11       0.58       0.07        0.65        (0.58)        --         --
                                       10/31/99      10.79       0.60      (0.61)      (0.01)       (0.60)        --         (0.07)
Class B                                10/31/03      10.73       0.19       0.41        0.60        (0.24)        --         (0.33)
                                       10/31/02      10.93       0.28(a)    0.07(a)     0.35        (0.30)        --         (0.25)
                                       10/31/01       10.08      0.43       0.85        1.28        (0.43)        --         --
                                       10/31/00      10.01       0.53       0.07        0.60        (0.53)        --         --
                                       10/31/99      10.68       0.54      (0.60)      (0.06)       (0.54)        --         (0.07)
Class C                                10/31/03      10.72       0.19       0.42        0.61        (0.24)        --         (0.33)
                                       10/31/02      10.93       0.28(a)    0.06(a)     0.34        (0.30)        --         (0.25)
                                       10/31/01       10.08      0.43       0.85        1.28        (0.43)        --         --
                                       10/31/00      10.01       0.53       0.07        0.60        (0.53)        --         --
                                       10/31/99      10.67       0.54      (0.59)      (0.05)       (0.54)        --         (0.07)
Class X                                10/31/03      10.74       0.20       0.42        0.62        (0.25)        --         (0.33)
                                       10/31/02      10.94       0.28(a)    0.07(a)     0.35        (0.30)        --         (0.25)
                                       10/31/01       10.09      0.43       0.85        1.28        (0.43)        --         --
                                       10/31/00      10.02       0.53       0.07        0.60        (0.53)        --         --
                                       10/31/99      10.69       0.54      (0.60)      (0.06)       (0.54)        --         (0.07)
* Prior to November 11, 2002,  Janus Capital  Management  LLC served as Sub-advisor  to the ASAF Goldman Sachs  Concentrated  Growth
Fund  (formerly,  the ASAF Janus Capital  Growth Fund).  Goldman Sachs Asset  Management has served as Sub-advisor to the Fund since
November 11, 2002.
+Amount represents less than a penny a share.
(a) The  reclassification  of  paydown  gains and losses had a (0.01)  per share  effect for the Fund.  The Ratio of Net  Investment
Income  (Loss) would have been 3.19%,  2.70%,  2.69% and 2.71% for Class A, Class B, Class C and Class X,  respectively  without the reclassification  of paydown  gains and losses for the year ended  10/31/02.  Ratios for prior  periods  have not been  restated  to reflect this change.

                                                                                                AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                                                             Ratios of Expenses
                                     Supplemental Data                     to Average Net Assets(3)
                          -------------------------------------  -----------------------------------------

                                                                                                                       Ratio of Net
                      Net Asset               Net Assets at  Portfolio         Net         After  Before Expense         Investment
            Total         Value        Total  End of Period   Turnover   Operating       Expense   Reimbursement   Income (Loss) to
    Distributions       End of     Return(1)     (in 000's)       Rate    Expenses  Reimbursement  And Waiver(2)        Average Net
    -------------       -------    ---------     ----------       ----    --------                 -------------
                         Period                                                             And                           Assets(3)
                         ------                                                             ----                          ---------
                                                                                       Waiver(2)
                                                                                       ---------

$       --           $10.99        12.60%        $102,837    107%        1.75%          1.75%             2.26%            (0.98%)
    --                 9.76       (21.54%)        112,352     76%        1.75%          1.75%             2.16%            (1.05%)
    --                12.44       (45.44%)        210,590     54%        1.75%          1.75%             1.98%             0.05%
    --                22.80         3.78%         463,777     32%        1.72%          1.72%             1.81%            (0.45%)
    --                21.97        52.46%         234,575     47%        1.70%          1.71%             2.00%            (0.49%)
    --                 9.56        11.94%         283,005    107%        2.25%          2.25%             2.76%            (1.48%)
    --                 8.54       (21.94%)        309,908     76%        2.25%          2.25%             2.67%            (1.21%)
    --                10.94       (45.68%)        556,811     54%        2.25%          2.25%             2.47%            (0.45%)
    --                20.14         3.28%       1,219,774     32%        2.22%          2.22%             2.31%            (0.95%)
    --                19.50        51.52%         684,778     47%        2.20%          2.21%             2.51%            (0.98%)
    --                 9.53        11.99%          87,291    107%        2.25%          2.25%             2.76%            (1.48%)
    --                 8.51       (22.00%)         99,201     76%        2.25%          2.25%             2.67%            (1.19%)
    --                10.91       (45.72%)        185,968     54%        2.25%          2.25%             2.47%            (0.45%)
    --                20.10         3.24%         421,207     32%        2.22%          2.22%             2.31%            (0.95%)
    --                19.47        51.52%         222,230     47%        2.20%          2.21%             2.50%            (0.99%)
    --                 9.57        11.93%          47,264    107%        2.25%          2.25%             2.76%            (1.48%)
    --                 8.55       (21.92%)         49,108     76%        2.25%          2.25%             2.67%            (1.11%)
    --                10.95       (45.71%)         82,210     54%        2.25%          2.25%             2.47%            (0.45%)
    --                20.17         3.33%         172,382     32%        2.22%          2.22%             2.31%            (0.96%)
    --                19.52        51.55%         133,655     47%        2.20%          2.21%             2.48%            (1.02%)

   $(0.11)         $11.74          13.91%         $37,203    104%       1.67%           1.67%          1.85%                 0.92%
    (0.16)          10.41        (12.91%)          39,223     36%       1.67%           1.67%          1.80%                 1.10%
    (0.19)          12.11        (15.39%)          56,537     25%       1.67%           1.67%          1.71%                 1.48%
    (0.40)          14.51           9.35%          54,424     63%       1.60%           1.64%          1.76%                 1.51%
    (0.15)          13.66          17.60%          31,960     66%       1.55%           1.59%          1.91%                 1.52%
    (0.05)          11.77          13.41%          91,942    104%       2.17%           2.17%          2.35%                 0.42%
    (0.10)          10.43        (13.40%)          97,872     36%       2.17%           2.17%          2.30%                 0.60%
    (0.12)          12.14        (15.82%)         139,634     25%       2.17%           2.17%          2.21%                 0.98%
    (0.33)          14.55           8.86%         138,391     63%       2.10%           2.14%          2.26%                 1.02%
    (0.09)          13.69          17.08%          79,962     66%       2.05%           2.09%          2.42%                 1.02%
    (0.05)          11.76          13.31%          39,614    104%       2.17%           2.17%          2.35%                 0.41%
    (0.10)          10.43        (13.33%)          38,192     36%       2.17%           2.17%          2.30%                 0.60%
    (0.12)          12.13        (15.83%)          56,530     25%       2.17%           2.17%          2.21%                 0.98%
    (0.33)          14.54           8.78%          56,401     63%       2.10%           2.14%          2.26%                 1.02%
    (0.09)          13.68          17.08%          34,157     66%       2.05%           2.09%          2.41%                 1.02%
    (0.05)          11.75          13.22%          25,797    104%       2.17%           2.17%          2.35%                 0.42%
    (0.10)          10.43        (13.33%)          27,589     36%       2.17%           2.17%          2.30%                 0.60%
    (0.12)          12.13        (15.77%)          37,635     25%       2.17%           2.17%          2.21%                 0.99%
    (0.33)          14.53           8.79%          42,330     63%       2.10%           2.14%          2.26%                 1.02%
    (0.09)          13.68          17.09%          33,884     66%       2.05%           2.09%          2.42%                 0.99%

   $(0.63)          $10.87          6.29%         $97,836    260%       1.50%           1.50%          1.54%                2.27%
    (0.61)           10.83          4.26%         109,692    250%       1.50%           1.50%          1.57%                3.10%(a)
    (0.48)           11.04         13.49%          93,305    394%       1.50%           1.50%          1.54%                4.21%
    (0.58)           10.18          6.67%          34,799    464%       1.43%           1.43%          1.59%                5.61%
    (0.67)           10.11        (0.55%)          23,140    145%       1.40%           1.40%          1.73%                5.33%
    (0.57)           10.76          5.71%         247,291    260%       2.00%           2.00%          2.05%                1.82%
    (0.55)           10.73          3.71%         287,193    250%       2.00%           2.00%          2.07%                2.60%(a)
    (0.43)           10.93         13.03%         217,344    394%       2.00%           2.00%          2.06%                3.90%
    (0.53)           10.08          6.16%         102,417    464%       1.94%           1.94%          2.11%                5.26%
    (0.61)           10.01        (1.02%)          83,936    145%       1.90%           1.90%          2.23%                4.82%
    (0.57)           10.76          5.81%          86,927    260%       2.00%           2.00%          2.05%                1.83%
    (0.55)           10.72          3.61%         104,916    250%       2.00%           2.00%          2.07%                2.59%(a)
    (0.43)           10.93         13.04%          75,605    394%       2.00%           2.00%          2.06%                3.82%
    (0.53)           10.08          6.16%          27,548    464%       1.94%           1.94%          2.11%                5.26%
    (0.61)           10.01        (0.92%)          26,112    145%       1.90%           1.90%          2.24%                4.84%
    (0.57)           10.78          5.80%          36,801    260%       2.00%           2.00%          2.05%                1.82%
    (0.55)           10.74          3.72%          41,855    250%       2.00%           2.00%          2.07%                2.61%(a)
    (0.43)           10.94         13.02%          32,044    394%       2.00%           2.00%          2.07%                3.98%
    (0.53)           10.09          6.16%          21,185    464%       1.94%           1.94%          2.11%                5.28%
    (0.61)           10.02        (1.00%)          19,574    145%       1.90%           1.90%          2.25%                4.86%

(1)  Total return for Class X shares does not reflect the payment of bonus shares.
(2) Prior to 2001,  figures include  commissions  received by the Distributor under the Supplemental  Plans, as described above under
"How to Buy Shares - Distribution Plans."
(3)  Annualized for periods less than one year
Per share data has been calculated based on the average daily number of shares outstanding throughout the period.

Financial Highlights
Per Share Data (For a Share Outstanding
throughout each period)
                                                           Increase (Decrease) from
                                                            Investment Operations                          Less Distributions
                                                 -------------------------------------------     ------------------------------
                                                     Net Asset         Net  Net                                   In Excess
                                                         Value  Investment    Realized   Total from  From Net            of  From Net
                                         Period      Beginning      Income  &           Investment  Investment         Net  Realized
                                         Ended       of Period      (Loss)  Unrealized   Operations     Income   Investment    Gains
                                         -----       ---------      ------               ----------     ------                 -----
                                                                            Gain                                     Income
                                                                            -----                                    ------
                                                                                (Loss)
                                                                                ------
ASAF MONEY MARKET FUND*:
======================
Class A                                 10/31/03         $1.00     $0.01         $--+      $0.01     $ (0.01)       $ --       $--+
                                        10/31/02          1.00      0.01          --+       0.01       (0.01)         --        --+
                                        10/31/01          1.00      0.04          --+       0.04       (0.04)         --        --+
                                        10/31/00         1.00       0.05           --       0.05       (0.05)         --         --
                                        10/31/99         1.00       0.04           --       0.04       (0.04)         --         --
Class B                                 10/31/03         1.00       0.00          --+       0.00       (0.00)         --        --+
                                        10/31/02         1.00       0.00          --+       0.00       (0.00)         --        --+
                                        10/31/01          1.00      0.03          --+       0.03       (0.03)         --        --+
                                        10/31/00         1.00       0.04           --       0.04       (0.04)         --         --
                                        10/31/99         1.00       0.03           --       0.03       (0.03)         --         --
Class C                                 10/31/03         1.00       0.00          --+       0.00       (0.00)         --        --+
                                        10/31/02         1.00       0.00          --+       0.00       (0.00)         --        --+
                                        10/31/01          1.00      0.03          --+       0.03       (0.03)         --        --+
                                        10/31/00         1.00       0.04           --       0.04       (0.04)         --         --
                                        10/31/99         1.00       0.03           --       0.03       (0.03)         --         --
Class X                                 10/31/03         1.00       0.00          --+       0.00       (0.00)         --        --+
                                        10/31/02         1.00       0.00          --+       0.00       (0.00)         --        --+
                                        10/31/01          1.00      0.03          --+       0.03       (0.03)         --        --+
                                        10/31/00         1.00       0.04           --       0.04       (0.04)         --         --
                                        10/31/99         1.00       0.03           --       0.03       (0.03)         --         --
*  Prior to September 22, 2001, J.P. Morgan Investment Management Inc. served as Sub-advisor to the ASAF Money Market Fund
(formerly, the ASAF JPM Money Market Fund).  Wells Capital Management, Inc. has served as Sub-advisor to the Fund since September
22, 2001.
+Amount represents less than a penny per share.

                                                                                                AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                                                             Ratios of Expenses
                                     Supplemental Data                     to Average Net Assets(4)
                          -------------------------------------  -----------------------------------------

                                                                                                                       Ratio of Net
                      Net Asset               Net Assets at  Portfolio         Net         After  Before Expense         Investment
            Total         Value        Total  End of Period   Turnover   Operating       Expense   Reimbursement   Income (Loss) to
    Distributions       End of     Return(1)     (in 000's)    Rate(2)    Expenses  Reimbursement  And Waiver(3)        Average Net
    -------------       -------    ---------     ----------    -------    --------                 -------------
                         Period                                                             And                           Assets(4)
                         ------                                                             ----                          ---------
                                                                                       Waiver(3)
                                                                                       ---------

    $   (0.01)    $    1.00        0.50%      $103,228          N/A      0.80%          0.80%           1.42%        0.50%
        (0.01)         1.00        0.65%       135,044          N/A      1.39%          1.39%           1.46%        0.66%
        (0.04)         1.00        3.61%       176,679          N/A      1.41%          1.41%           1.41%        3.55%
        (0.05)         1.00        4.85%       108,598          N/A      1.48%          1.48%           1.48%        5.03%
        (0.04)         1.00        3.57%        43,004          N/A      1.50%          1.50%           1.63%        3.56%
        (0.00)         1.00        0.00%       120,172          N/A      1.31%          1.31%           1.92%        0.00%
        (0.00)         1.00        0.15%       157,867          N/A      1.89%          1.89%           1.96%        0.14%
        (0.03)         1.00        3.09%       147,983          N/A      1.91%          1.91%           1.91%        2.78%
        (0.04)         1.00        4.33%        75,980          N/A      1.98%          1.98%           1.98%        4.27%
        (0.03)         1.00        3.05%        79,202          N/A      2.00%          2.00%           2.12%        3.04%
        (0.00)         1.00        0.00%        45,723          N/A      1.32%          1.32%           1.92%        0.00%
        (0.00)         1.00        0.15%        73,787          N/A      1.89%          1.89%           1.96%        0.13%
        (0.03)         1.00        3.09%        73,282          N/A      1.91%          1.91%           1.91%        2.95%
        (0.04)         1.00        4.33%        31,743          N/A      1.98%          1.98%           1.98%        4.43%
        (0.03)         1.00        3.06%        28,923          N/A      2.00%          2.00%           2.13%        3.07%
        (0.00)         1.00        0.00%        24,933          N/A      1.30%          1.30%           1.92%        0.00%
        (0.00)         1.00        0.15%        32,558          N/A      1.89%          1.89%           1.96%        0.14%
        (0.03)         1.00        3.09%        30,941          N/A      1.91%          1.91%           1.91%        2.95%
        (0.04)         1.00        4.33%        18,632          N/A      1.98%          1.98%           1.98%        4.16%
        (0.03)         1.00        3.06%        28,385          N/A      2.00%          2.00%           2.13%        3.06%
(1)  Total return for Class X shares does not reflect the payment of bonus shares.
(2)  Represents  Portfolio  Turnover Rate in  corresponding  Master  Portfolios.  On September  27, 2002,  the ASAF Money Market Fund
withdrew its net assets-in-kind from its corresponding Master Portfolio.
(3) Prior to 2001,  figures include  commissions  received by the Distributor under the Supplemental  Plans, as described above under
"How to Buy Shares - Distribution Plans."
(4)  Annualized for periods less than one year.
Per share data has been calculated based on the average daily number of shares outstanding throughout the period.

154

                                                                155
CERTAIN RISK FACTORS AND INVESTMENT METHODS

..........The  following is a  description  of certain  securities  and  investment  methods that the Funds may invest in or use, and certain  of the risks  associated  with such  securities  and  investment  methods.  The  primary  investment  focus of each Fund is described above under "Investment  Programs of the Funds," and an investor should refer to that section to obtain  information about each Fund.  In  general,  whether a  particular  Fund may invest in a  specific  type of  security  or use an  investment  method is described  above or in the Company's SAI under  "Investment  Programs of the Funds." As noted below,  however,  certain risk factors and investment methods apply to all or most of the Funds.

DERIVATIVE INSTRUMENTS:

..........To the extent  permitted by the  investment  objectives  and policies of a Fund, a Fund may invest in securities  and other instruments  that are  commonly  referred to as  "derivatives."  For  instance,  a Fund may  purchase  and write (sell) call and put options on  securities,  securities  indices  and  foreign  currencies,  enter into  futures  contracts  and use  options on futures contracts,  and enter into swap agreements with respect to foreign  currencies,  interest rates, and securities indices. In general, derivative  instruments  are  securities  or other  instruments  whose  value is derived  from or related to the value of some other instrument or asset.

..........There are many types of derivatives  and many  different  ways to use them.  Some  derivatives  and  derivative  strategies involve  very  little  risk,  while  others can be  extremely  risky and can lead to losses in excess of the amount  invested in the derivative.  A Fund may use derivatives to hedge against changes in interest rates,  foreign  currency  exchange rates or securities prices,  to generate income, as a low cost method of gaining exposure to a particular  securities market without investing  directly in those securities, or for other reasons.

..........The use of these  strategies  involves  certain  special risks,  including the risk that the price  movements of derivative instruments  will  not  correspond  exactly  with  those of the  investments  from  which  they are  derived.  Strategies  involving derivative  instruments  that are  intended  to reduce  the risk of loss can also  reduce  the  opportunity  for gain.  Furthermore, regulatory  requirements  for a Fund to set aside assets to meet its  obligations  with respect to derivatives  may result in a Fund being unable to purchase or sell  securities  when it would otherwise be favorable to do so, or in a Fund needing to sell securities at a  disadvantageous  time. A Fund may also be unable to close out its  derivatives  positions when desired.  There is no assurance that a Fund will engage in derivative  transactions.  Certain  derivative  instruments and some of their risks are described in more detail below.

..........Options.  Most of the Funds  (except  for the ASAF  Federated  High Yield Bond Fund,  and the ASAF Money  Market  Fund) may
engage in at least some types of options  transactions.  The  purchaser of an option on a security or currency  obtains the right to purchase (in the case of a call  option) or sell (in the case of a put option) the security or currency at a specified  price within a limited period of time.  Upon exercise by the purchaser,  the writer  (seller) of the option has the obligation to buy or sell the underlying  security at the exercise  price.  An option on a  securities  index is similar to an option on an  individual  security, except that the value of the option depends on the value of the securities  comprising the index,  and all  settlements  are made in cash.

..........A Fund will pay a premium  to the party  writing  the  option  when it  purchases  an  option.  In order for a call  option purchased by a Fund to be profitable,  the market price of the underlying  security must rise sufficiently  above the exercise price to cover the premium and other transaction  costs.  Similarly,  in order for a put option to be profitable,  the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and other transaction costs.

..........Generally,  the Funds will write call options  only if they are covered  (i.e.,  the Fund owns the security  subject to the option or has the right to acquire it without  additional  cost or, if  additional  cash  consideration  is required,  cash or other assets  determined to be liquid in such amount are segregated on the Funds'  records).  By writing a call option, a Fund assumes the risk that it may be required  to deliver a security  for a price  lower than its market  value at the time the option is  exercised.
Effectively,  a Fund that writes a covered call option gives up the  opportunity for gain above the exercise price should the market price of the underlying  security  increase,  but retains the risk of loss should the price of the underlying  security  decline.  A
Fund will write call  options in order to obtain a return from the premiums  received  and will retain the  premiums  whether or not the options are  exercised,  which will help offset a decline in the market value of the underlying  securities.  A Fund that writes a put option  likewise  receives a premium,  but assumes the risk that it may be required to purchase the  underlying  security at a price in excess of its current market value.

..........A Fund may sell an option that it has previously  purchased prior to the purchase or sale of the underlying  security.  Any such sale would result in a gain or loss  depending on whether the amount  received on the sale is more or less than the premium and other  transaction  costs paid on the option.  A Fund may  terminate  an option it has written by entering  into a closing  purchase transaction in which it purchases an option of the same series as the option written.

..........Futures  Contracts and Related  Options.  Each Fund (except the ASAF Neuberger  Berman Mid-Cap Value Fund, the ASAF INVESCO
Capital Income Fund,  the ASAF  Federated  High Yield Bond Fund,  and the ASAF Money Market Fund) may enter into  financial  futures contracts  and related  options.  The seller of a futures  contract  agrees to sell the  securities  or  currency  called for in the contract  and the buyer  agrees to buy the  securities  or currency  at a specified  price at a  specified  future  time.  Financial futures  contracts may relate to securities  indices,  interest rates or foreign  currencies.  Futures contracts are usually settled through net cash payments rather than through actual delivery of the securities  underlying the contract.  For instance,  in a stock index  futures  contract,  the two parties  agree to take or make  delivery of an amount of cash equal to a specified  dollar amount times the difference  between the stock index value when the contract  expires and the price  specified in the contract.  A Fund may use futures  contracts to hedge  against  movements in  securities  prices,  interest  rates or currency  exchange  rates,  or as an efficient way to gain exposure to these markets.

..........An option on a futures  contract  gives the  purchaser  the right,  in return for the premium paid, to assume a position in the contract at the exercise  price at any time during the life of the option.  The writer of the option is required  upon  exercise to assume the opposite position.

..........Risks of Options and Futures  Contracts.  Options and futures  contracts can be highly  volatile and their use can reduce a
Fund's  performance.  Successful  use of these  strategies  requires the ability to predict future  movements in securities  prices, interest rates,  currency  exchange rates, and other economic  factors.  If a Sub-advisor  seeks to protect a Fund against potential adverse  movements  in the  relevant  financial  markets  using these  instruments,  and such  markets do not move in the  predicted direction,  the Fund could be left in a less  favorable  position  than if such  strategies  had not been used.  A Fund's  potential losses from the use of futures extends beyond its initial investment in such contracts.

..........Among the other risks  inherent in the use of options and  futures are (a) the risk of  imperfect  correlation  between the price of options and futures and the prices of the  securities or  currencies to which they relate,  (b) the fact that skills needed to use these  strategies are different from those needed to select  portfolio  securities and (c) the possible need to defer closing out certain  positions to avoid  adverse tax  consequences.  With respect to options on stock indices and stock index  futures,  the risk of imperfect  correlation  increases  the more the  holdings of the Fund differ from the  composition  of the  relevant  index.
These  instruments may not have a liquid  secondary  market.  Option  positions  established in the  over-the-counter  market may be particularly illiquid and may also involve the risk that the other party to the transaction fails to meet its obligations.

FOREIGN SECURITIES:

..........Investments  in securities  of foreign  issuers may involve  risks that are not present with  domestic  investments.  While investments in foreign securities can reduce risk by providing further  diversification,  such investments involve "sovereign risks"
in addition to the credit and market risks to which  securities  generally are subject.  Sovereign risks includes local political or economic developments,  potential nationalization,  withholding taxes on dividend or interest payments, and currency blockage (which would  prevent cash from being  brought back to the United  States).  Compared to United  States  issuers,  there is generally  less publicly  available  information  about foreign  issuers and there may be less  governmental  regulation and  supervision of foreign stock  exchanges,  brokers and listed  companies.  Foreign  issuers are not generally  subject to uniform  accounting,  auditing and financial  reporting  standards,  practices and requirements  comparable to those applicable to domestic issuers. In some countries, there may also be the  possibility  of  expropriation  or  confiscatory  taxation,  difficulty  in enforcing  contractual  and other obligations,  political or social  instability  or revolution,  or diplomatic  developments  that could affect  investments in those countries.

..........Securities  of some foreign  issuers are less liquid and their  prices are more  volatile  than  securities  of  comparable domestic  issuers.  Further,  it may be more difficult for the Company's agents to keep currently  informed about corporate  actions and decisions that may affect the price of portfolio securities.  Brokerage  commissions on foreign securities exchanges,  which may be fixed,  may be higher than in the United  States.  Settlement  of  transactions  in some foreign  markets may be less frequent or less reliable than in the United States, which could affect the liquidity of investments.

..........American Depositary Receipts ("ADRs"),  European  Depositary  Receipts ("EDRs"),  Global Depositary Receipts ("GDRs"),  and
International  Depositary  Receipts  ("IDRs").  ADRs are U.S.  dollar-denominated  receipts  generally  issued  by a  domestic  bank evidencing  its ownership of a security of a foreign  issuer.  ADRs  generally are publicly  traded in the United  States.  ADRs are subject to many of the same risks as direct  investments in foreign  securities,  although ownership of ADRs may reduce or eliminate certain risks  associated  with holding assets in foreign  countries,  such as the risk of  expropriation.  EDRs,  GDRs and IDRs are receipts similar to ADRs that typically trade in countries other than the United States.

..........Depositary  receipts  may be issued as  sponsored  or  unsponsored  programs.  In  sponsored  programs,  the  issuer  makes arrangements  to have its  securities  traded as  depositary  receipts.  In  unsponsored  programs,  the issuer may not be  directly involved in the program.  Although  regulatory  requirements  with  respect to  sponsored  and  unsponsored  programs are  generally similar,  the issuers of unsponsored  depositary  receipts are not obligated to disclose  material  information in the United States and, therefore, the import of such information may not be reflected in the market value of such securities.

..........Developing Countries.  Although none of the Funds invest primarily in securities of issuers in developing  countries,  many of the Funds may invest in these  securities  to some  degree.  Many of the risks  described  above with  respect  to  investing  in foreign  issuers are  accentuated  when the issuers are located in developing  countries.  Developing  countries may be  politically and/or economically  unstable,  and the securities markets in those countries may be less liquid or subject to inadequate government regulation  and  supervision.  Securities  of  issuers  in  developing  countries  may be more  volatile  and,  in the  case of debt securities,  more uncertain as to payment of interest and  principal.  Investments  in developing  countries may include  securities created through the Brady Plan, under which certain heavily-indebted countries have restructured their bank debt into bonds.

..........Currency  Fluctuations.  Investments  in  foreign  securities  may be  denominated  in foreign  currencies.  The value of a
Fund's  investments  denominated in foreign  currencies may be affected,  favorably or  unfavorably,  by exchange rates and exchange control  regulations.  A Fund's share price and the amounts it distributes to  shareholders  in dividends  may,  therefore,  also be affected by changes in currency  exchange rates.  Foreign  currency  exchange rates generally are determined by the forces of supply and demand in foreign exchange markets,  including  perceptions of the relative merits of investment in different countries,  actual or perceived  changes in interest rates or other complex  factors.  Currency  exchange rates also can be affected  unpredictably  by the intervention or the failure to intervene by U.S. or foreign  governments or central banks, or by currency  controls or political developments  in the U.S.  or  abroad.  In  addition,  a Fund may  incur  costs  in  connection  with  conversions  between  various currencies.

..........Foreign  Currency  Transactions.  A Fund that invests in securities  denominated in foreign  currencies will need to engage in foreign  currency  exchange  transactions.  Such  transactions may occur on a "spot" basis at the exchange rate prevailing at the time of the  transaction.  Alternatively,  a fund may enter into forward foreign  currency  exchange  contracts.  A forward contract involves  an  obligation  to purchase  or sell a  specified  currency  at a specified  future date at a price set at the time of the contract.  A Fund may enter into a forward  contract to  increase  exposure  to a foreign  currency  when it wishes to "lock in" the
U.S.  dollar price of a security it expects to or is obligated to purchase or sell in the future.  This  practice may be referred to as "transaction  hedging." In addition,  when a Fund's Sub-advisor  believes that the currency of a particular country may suffer or enjoy a  significant  movement  compared to another  currency,  the Fund may enter into a forward  contract to sell or buy the first foreign  currency  (or a  currency  that  acts as a proxy  for such  currency).  This  practice  may be  referred  to as  "portfolio hedging." In any event,  the precise matching of the forward  contract  amounts and the value of the securities  involved  generally will not be possible.  No Fund will enter into a forward  contract if it would be  obligated  to sell an amount of foreign  currency in excess of the value of the Fund's  securities  or other  assets  denominated  in that  currency,  or will sell an amount of proxy currency in excess of the value of  securities  denominated  in the related  currency  unless open  positions  in forwards  used for non-hedging  purposes are covered by the  segregation on the Funds'  records of assets  determined to be liquid and marked to market daily.  The effect of entering into a forward  contract on a Fund share price will be similar to selling  securities  denominated in one  currency  and  purchasing  securities  denominated  in  another.  Although a forward  contract  may  reduce a Fund's  losses on securities  denominated in foreign  currency,  it may also reduce the potential for gain on the  securities if the currency's  value moves in a direction not anticipated by the Sub-advisor.  In addition,  foreign currency hedging may entail significant  transaction costs.

COMMON AND PREFERRED STOCKS:

..........  Stocks represent shares of ownership in a company.  Generally,  preferred stock has a specified  dividend and ranks after bonds and before  common  stocks in its claim on the  company's  income for  purposes  of  receiving  dividend  payments  and on the company's  assets in the event of liquidation.  (Some of the  Sub-advisors  consider  preferred  stocks to be equity  securities for purposes of the various Funds' investment  policies and  restrictions,  while others consider them fixed income  securities.)  After other claims are  satisfied,  common  stockholders  participate in company  profits on a pro rata basis;  profits may be paid out in dividends or  reinvested in the company to help it grow.  Increases  and decreases in earnings are usually  reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

FIXED INCOME SECURITIES:

..........Most of the Funds,  including  the Funds that invest  primarily in equity  securities,  may invest to some degree in bonds, notes,  debentures and other  obligations of corporations  and  governments.  Fixed-income  securities are generally  subject to two kinds of risk:  credit  risk and market  risk.  Credit  risk  relates to the ability of the issuer to meet  interest  and  principal payments as they come due.  The ratings  given a security by Moody's  Investors  Service,  Inc.  ("Moody's")  and  Standard &Poor's
Corporation  ("S&P"),  which are described in detail in the Appendix to the Company's  SAI,  provide a generally  useful guide as to such credit  risk.  The lower the rating,  the greater the credit risk the rating  service  perceives  to exist with  respect to the security.  Increasing the amount of Fund assets invested in lower-rated  securities  generally will increase the Fund's income,  but also will  increase  the credit risk to which the Fund is subject.  Market risk  relates to the fact that the prices of fixed income securities  generally will be affected by changes in the level of interest rates in the markets  generally.  An increase in interest rates will tend to reduce the prices of such  securities,  while a decline in interest rates will tend to increase their prices.  In general,  the longer the  maturity  or  duration of a fixed  income  security,  the more its value will  fluctuate  with  changes in interest rates.

..........Lower-Rated  Fixed Income  Securities.  Lower-rated  high-yield  bonds  (commonly known as "junk bonds") are those that are rated lower than the four highest categories by a nationally  recognized  statistical rating  organization (for example,  lower than
Baa by  Moody's  or BBB by S&P),  or,  if not  rated,  are of  equivalent  investment  quality  as  determined  by the  Sub-advisor.
Lower-rated  bonds  are  generally  considered  to be high  risk  investments  as they are  subject  to  greater  credit  risk  than higher-rated  bonds. In addition,  the market for lower-rated  bonds may be thinner and less active than the market for higher-rated bonds,  and the prices of lower-rated  high-yield  bonds may fluctuate more than the prices of higher-rated  bonds,  particularly in times of market stress.  Because the risk of default is higher in lower-rated  bonds, a Sub-advisor's  research and analysis tend to be very  important  ingredients  in the  selection of these  bonds.  In addition,  the exercise by an issuer of  redemption  or call provisions that are common in lower-rated bonds may result in their replacement by lower yielding bonds.

..........Bonds rated in the four highest  ratings  categories  are  frequently  referred to as "investment  grade."  However,  bonds rated in the fourth category (Baa or BBB) are considered medium grade and may have speculative characteristics.

MORTGAGE-BACKED SECURITIES:

..........Mortgage-backed  securities  are  securities  representing  interests  in  "pools"  of  mortgage  loans on  residential  or commercial  real  property and that  generally  provide for monthly  payments of both  interest and  principal,  in effect  "passing through"  monthly  payments made by the  individual  borrowers on the mortgage loans (net of fees paid to the issuer or guarantor of
the  securities).   Mortgage-backed   securities  are  frequently  issued  by  U.S.  Government  agencies  or   Government-sponsored
enterprises,  and payments of interest and  principal on these  securities  (but not their market  prices) may be  guaranteed by the full faith and credit of the U.S.  Government or by the agency only, or may be supported by the issuer's  ability to borrow from the
U.S.  Treasury.  Mortgage-backed  securities created by  non-governmental  issuers may be supported by various forms of insurance or guarantees.

..........Like other  fixed-income  securities,  the value of a  mortgage-backed  security will generally decline when interest rates rise. However,  when interest rates are declining,  their value may not increase as much as other fixed-income  securities,  because early  repayments  of  principal  on the  underlying  mortgages  (arising,  for  example,  from  sale  of the  underlying  property, refinancing,  or  foreclosure)  may serve to reduce the  remaining  life of the  security.  If a security  has been  purchased  at a premium,  the value of the premium would be lost in the event of  prepayment.  Prepayments  on some  mortgage-backed  securities may necessitate  that a Fund find other  investments,  which,  because of intervening  market changes,  will often offer a lower rate of return.  In addition,  the mortgage  securities  market may be particularly  affected by changes in  governmental  regulation or tax policies.

..........Collateralized  Mortgage  Obligations  (CMOs).  CMOs are a type of  mortgage-backed  security that are typically  issued in multiple series with each series having a different  maturity.  Principal and interest  payments from the underlying  collateral are first used to pay the principal on the series with the shortest  maturity;  in turn, the remaining series are paid in order of their maturities.  Therefore,  depending on the type of CMOs in which a Fund invests,  the  investment may be subject to greater or lesser risk than other types of mortgage-backed securities.

..........Stripped  Mortgage-Backed  Securities.  Stripped mortgage-backed  securities are mortgage-backed  securities that have been divided into interest and principal  components.  "IOs" (interest only securities)  receive the interest  payments on the underlying mortgages while "POs" (principal only  securities)  receive the principal  payments.  The cash flows and yields on IO and PO classes are  extremely  sensitive to the rate of principal  payments  (including  prepayments)  on the  underlying  mortgage  loans.  If the underlying  mortgages  experience  higher than  anticipated  prepayments,  an investor in an IO class of a stripped  mortgage-backed security  may fail to recoup  fully its  initial  investment,  even if the IO class is highly  rated or is  derived  from a security guaranteed by the U.S.  Government.  Conversely,  if the underlying mortgage assets experience slower than anticipated  prepayments, the price on a PO class will be affected more severely than would be the case with a traditional  mortgage-backed  security.  Unlike other fixed-income and other mortgage-backed securities, the value of IOs tends to move in the same direction as interest rates.

ASSET-BACKED SECURITIES:

..........Asset-backed  securities conceptually are similar to mortgage-backed  securities,  but they are secured by and payable from payments on assets such as credit card,  automobile or trade loans,  rather than mortgages.  The credit quality of these  securities depends  primarily upon the quality of the underlying assets and the level of credit support or enhancement  provided.  In addition, asset-backed securities involve prepayment risks that are similar in nature to those of mortgage-backed securities.

CONVERTIBLE SECURITIES AND WARRANTS:

..........Certain of the Funds may  invest in  convertible  securities.  Convertible  securities  are bonds,  notes,  debentures  and preferred  stocks that may be converted into or exchanged for shares of common stock.  Many  convertible  securities are rated below investment  grade  because they fall below  ordinary debt  securities  in order of  preference  or priority on the issuer's  balance sheet.  Convertible  securities  generally  participate in the  appreciation or depreciation of the underlying stock into which they are convertible,  but to a lesser degree.  Frequently,  convertible  securities are callable by the issuer,  meaning that the issuer may force conversion before the holder would otherwise choose.

..........Warrants  are options to buy a stated  number of shares of common  stock at a  specified  price any time during the life of the warrants.  The value of warrants may fluctuate  more than the value of the securities  underlying  the warrants.  A warrant will expire without value if the rights under such warrant are not exercised prior to its expiration date.

WHEN-ISSUED, DELAYED-DELIVERY AND FORWARD COMMITMENT TRANSACTIONS:

..........The Funds (other than the ASAF Neuberger  Berman Mid-Cap Value Fund,  ASAF Sanford  Bernstein Core Value Fund, ASAF Sanford
Bernstein  Managed  Index  500  Fund  and  ASAF  Alliance  Growth  and  Income  Fund)  may  purchase  securities  on a  when-issued, delayed-delivery  or forward  commitment  basis.  These  transactions  generally involve the purchase of a security with payment and delivery due at some time in the future.  A Fund does not earn interest on such  securities  until  settlement and bears the risk of market value  fluctuations  in between the purchase and  settlement  dates.  If the seller fails to complete the sale,  the Fund may lose the  opportunity  to  obtain a  favorable  price  and  yield.  While  the Funds  will  generally  engage  in such  when-issued, delayed-delivery  or forward  commitment  transactions  with the intent of actually  acquiring the securities,  a Fund may sometimes sell such a security  prior to the settlement  date. The ASAF Money Market Fund will not enter into these  commitments if they would exceed 15% of the value of the Fund's total assets less its liabilities other than liabilities created by these commitments.

..........Certain Funds may also sell  securities on a  delayed-delivery  or forward  commitment  basis. If the Fund does so, it will not  participate  in  future  gains or  losses  on the  security.  If the  other  party to such a  transaction  fails to pay for the securities, the Fund could suffer a loss.

ILLIQUID AND RESTRICTED SECURITIES:

..........Subject to guidelines  adopted by the Directors of the Company or Trustees of the Trust,  each Fund may invest up to 15% of its net assets in illiquid  securities  (except for the ASAF Money Market Fund,  which is limited to 10% of its net assets,  and the
ASAF  Sanford  Bernstein  Core Value Fund and ASAF  Sanford  Bernstein  Managed  Index 500 Fund,  which are limited to 5% of its net assets).  Illiquid  securities are those that,  because of the absence of a readily  available market or due to legal or contractual restrictions  on resale,  cannot be sold within seven days in the ordinary course of business at  approximately  the amount at which the Fund has valued the  investment.  Therefore,  a Fund may find it difficult to sell illiquid  securities  at the time  considered most  advantageous  by its  Sub-advisor and may incur expenses that would not be incurred in the sale of securities that were freely marketable.

..........Certain  securities  that would  otherwise be considered  illiquid  because of legal  restrictions on resale to the general public  may be  traded  among  qualified  institutional  buyers  under  Rule 144A of the  Securities  Act of 1933.  These  Rule 144A
securities,  and well as  commercial  paper that is sold in private  placements  under  Section 4(2) of the  Securities  Act, may be deemed liquid by the Fund's  Sub-advisor under the guidelines adopted by the Directors of the Company.  However,  the liquidity of a
Fund's investments in Rule 144A securities could be impaired if trading does not develop or declines.

REPURCHASE AGREEMENTS:

..........Each Fund may enter into repurchase  agreements.  Repurchase agreements are agreements by which a Fund purchases a security and obtains a  simultaneous  commitment  from the seller to  repurchase  the  security at an agreed upon price and date.  The resale price is in excess of the  purchase  price and  reflects an agreed upon market rate  unrelated  to the coupon rate on the  purchased security.  Repurchase  agreements  must be fully  collateralized  and can be  entered  into  only  with  well-established  banks and broker-dealers  that have been deemed  creditworthy  by the  Sub-advisor.  Repurchase  transactions  are  intended to be  short-term transactions,  usually with the seller  repurchasing  the securities  within seven days.  Repurchase  agreements that mature in more than seven days are subject to a Fund's limit on illiquid securities.

..........A Fund  that  enters  into a  repurchase  agreement  may lose  money in the  event  that the other  party  defaults  on its obligation  and the Fund is delayed or prevented from  disposing of the  collateral.  A Fund also might incur a loss if the value of the collateral  declines,  and it might incur costs in selling the collateral or asserting its legal rights under the agreement.  If a defaulting seller filed for bankruptcy or became insolvent, disposition of  collateral might be delayed pending court action.

REVERSE REPURCHASE AGREEMENTS:

..........Certain Funds  (specifically,  the ASAF International  Equity Fund, the ASAF William Blair  International  Growth Fund, the
ASAF PBHG Small-Cap  Growth Fund,  the ASAF Goldman Sachs Mid-Cap  Growth Fund,  the ASAF  Neuberger  Berman Mid-Cap Value Fund, the
ASAF Marsico  Capital  Growth Fund,  the ASAF Goldman Sachs  Concentrated  Growth Fund, the ASAF T. Rowe Price Tax Managed Fund, the
ASAF PIMCO Total  Return Bond Fund,  and the ASAF Money  Market Fund) may enter into  reverse  repurchase  agreements.  In a reverse repurchase  agreement,  a Fund sells a portfolio  instrument  and agrees to  repurchase  it at an agreed upon date and price,  which reflects an effective  interest  rate.  It may also be viewed as a borrowing of money by the Fund and,  like  borrowing  money,  may increase  fluctuations  in a Fund's share price.  When entering into a reverse  repurchase  agreement,  a Fund must set aside on its books cash or other liquid assets in an amount sufficient to meet its repurchase obligation.

BORROWING:

..........Each Fund may borrow money from banks.  Each Fund's  borrowings  are limited so that  immediately  after such borrowing the value of the Fund's assets  (including  borrowings)  less its  liabilities  (not  including  borrowings) is at least three times the amount of the  borrowings.  Should a Fund, for any reason,  have  borrowings  that do not meet the above test, such Fund must reduce such  borrowings so as to meet the necessary  test within three business days.  Certain Funds (the ASAF  International  Equity Fund, the ASAF Gabelli  Small-Cap  Value Fund,  the ASAF  Neuberger  Berman Mid-Cap Value Fund, the ASAF T. Price Tax Managed Fund and the
ASAF Money Market Fund) will not purchase  securities  when  outstanding  borrowings are greater than 5% of the Fund's total assets.
If a Fund borrows money, its share price may fluctuate more widely until the borrowing is repaid.

LENDING PORTFOLIO SECURITIES:

         Each  Fund  may  lend  securities  with a value  of up to 33 1/3% of its  total  assets  to  broker-dealers,  institutional investors,  or others  (collectively,  a  "Borrower")  for the  purpose of  realizing  additional  income.  Voting  rights on loaned securities  typically  pass to the  borrower,  although a Fund has the right to terminate a securities  loan,  usually  within three business days, in order to vote on significant  matters or for other reasons.  All securities loans will be  collateralized  by cash or  securities  issued or  guaranteed  by the U.S.  Government  or its  agencies at least equal in value to the market  value of the loaned  securities.  Any cash  collateral  received by a Fund in connection  with such loans normally will be invested in short-term instruments,  which may not be  immediately  liquid under certain  circumstances.  Any losses  resulting from the investment of cash collateral  would be borne by the  lending  Fund.  The Fund could also suffer a loss where the value of the  collateral  falls below the market  value of the  borrowed  securities,  in the event of a  Borrower's  default.  These  events  could  trigger  adverse tax consequences  to a Fund.  Lending  securities  involves  certain  other risks,  including  the risk that the Fund will be delayed or prevented from  recovering the collateral if the borrower fails to timely return a loaned  security and the risk that an increase in interest rates may result in unprofitable securities loans made to Borrowers.

OTHER INVESTMENT COMPANIES:

..........The Company has made  arrangements  with certain money market mutual funds so that the  Sub-advisors  for the various Funds can "sweep" excess cash balances of the Fund to those funds for temporary  investment  purposes.  In addition,  certain Sub-advisors may invest  Fund  assets in money  market  funds  that they  advise or in other  investment  companies.  Mutual  funds pay their own operating  expenses,  and the Funds,  as shareholders in the funds,  will  indirectly pay their  proportionate  share of such funds'
expenses.

EXCHANGE-TRADED FUNDS (ETFs):

..........Certain  Funds may invest in ETFs  consistent  with their  investment  objectives.  ETFs are a type of  investment  company bought and sold on a securities  exchange.  An ETF represents a fixed portfolio of securities  designed to track a particular market index.  The various  portfolios  could  purchase an ETF to  temporarily  gain exposure to a portion of the U.S. or a foreign  market while awaiting  purchase of underlying  securities.  The risks of owning an ETF generally reflect the risks of owning the underlying securities  they are designed to track,  although  lack of liquidity in an ETF could result in it being more  volatile and ETFs have management fees which increase their costs.

SHORT SALES "AGAINST THE BOX":

..........While none of the Funds will make short sales  generally,  the ASAF  International  Equity  Fund,  the ASAF  William  Blair
International  Growth Fund,  the ASAF PBHG  Small-Cap  Growth Fund,  the ASAF Goldman  Sachs Mid-Cap  Growth Fund,  the ASAF INVESCO
Technology  Fund, the ASAF INVESCO Health  Sciences  Fund,  the ASAF ProFund  Managed OTC Fund, the ASAF Goldman Sachs  Concentrated
Growth Fund,  the ASAF MFS Growth with Income Fund,  the ASAF INVESCO  Capital  Income Fund,  the ASAF  American  Century  Strategic
Balanced  Fund and the ASAF PIMCO  Total  Return  Bond Fund may make short  sales  "against  the box." A short sale  against the box involves  selling a security that the Fund owns, or has the right to obtain  without  additional  cost,  for delivery at a specified date in the future.  A Fund may make a short sale  against the box to hedge  against  anticipated  declines in the market price of a portfolio  security.  If the value of the security sold short  increases  instead,  the Fund loses the opportunity to participate in the gain.

INITIAL PUBLIC OFFERINGS:

         Certain Funds may  participate  in the initial public  offering  ("IPO")  market,  and a portion of a Fund's returns may be attributable  to Fund  investments  in  IPOs.  There is no  guarantee  that as a Fund's  assets  grow it will be able to  experience significant  improvement  in  performance  by investing in IPOs.  A Fund's  purchase of shares  issued as part of, or a short period after,  companies' IPOs,  exposes it to the risks associated with companies that have little operating  history as public companies, as well as to the risks  inherent in those  sectors of the market  where these new issuers  operate.  The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

Mailing Address
Until on or about April 12, 2004:
P.O. Box 8012
Boston, MA 02266-8012

Effective on or about April 12, 2004:
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA  19101

Telephone
(800) 225-1852
(732) 482-7555 (from outside the U.S.)

Websites
www.jennisondryden.com
----------------------
www.strategicpartners.com
-------------------------

Investment Managers
American Skandia Investment Services, Incorporated
One Corporate Drive
Shelton, CT 06484

Prudential Investments LLC
Gateway Center Three, 100 Mulberry Street
Newark, NJ  07102

Sub-Advisors
Alliance Capital Management L.P.
American Century Investment Management, Inc.
Deutsche Asset Management, Inc.
Federated Investment Management Company
GAMCO Investors, Inc.
Goldman Sachs Asset Management, L.P.
INVESCO Funds Group, Inc.
Jennison Associates LLC
Massachusetts Financial Services Company
Marsico Capital Management, LLC
Neuberger Berman Management Inc.
Pacific Investment Management Company LLC
Pilgrim Baxter &Associates, Ltd.
ProFund Advisors LLC
Sanford C. Bernstein &Co., LLC
T. Rowe Price Associates, Inc.
Wells Capital Management, Inc.
William Blair &Company, L.L.C.
Distributors
American Skandia Marketing, Incorporated
One Corporate Drive
Shelton, CT 06484

Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102

Transfer and Dividend Paying Agents
American Skandia Fund Services, Inc.
One Corporate Drive
Shelton, CT  06484

Boston Financial Data Services, Inc.
66 Brooks Drive
Braintree, Massachusetts 02184

(effective on or about April 12, 2004)
Prudential Mutual Fund Services LLC
P.O. Box 8179
Philadelphia, PA  19101

Custodians
PFPC Trust Company
400 Bellevue Parkway
Wilmington, DE 19809

JP Morgan Chase Bank
4 MetroTech Center
Brooklyn, NY 11245

Administrator
PFPC Inc.
103 Bellevue Parkway
Wilmington, DE 19809

Independent Accountants
KPMG LLP
345 Park Avenue
New York, NY 10154-0102

Legal Counsel
Shearman &Sterling LLP
599 Lexington Avenue
New York, NY 10022

INVESTOR INFORMATION SERVICES:

..........The Company provides 24-hour  information  services via a toll-free  number on Fund yields and prices,  dividends,  account balances,  and your  latest  transaction  as well as the  ability to request  prospectuses,  account  and tax forms,  and  duplicate statements.  In addition,  telephone  representatives  are available  during normal  business hours to provide the  information  and services you need.  Shareholder  inquiries should be made by calling  800-225-1852 or by writing to Prudential  Mutual Fund Services
LLC at P.O. Box 8098, Philadelphia, PA 19101.  There may be a small charge for historical account information for prior years.

..........Additional  information  about the Funds is included in a Statement of Additional  Information,  which is  incorporated  by reference  into this  Prospectus.  Additional  information  about the Funds'  investments  is  available  in the  Funds'  annual and semi-annual  reports to  shareholders.  In the Funds'  annual  report,  you will find a  discussion  of the  market  conditions  and investment  strategies  that  significantly  affected  each  Fund's  performance  during its last  fiscal  year.  The  Statement  of
Additional  Information and additional  copies of annual and semi-annual  reports are available  without charge by calling the above number.

         Delivery of Prospectus and other  Documents to Households.  To lower costs and eliminate  duplicate  documents sent to your address,  the Company,  in  accordance  with  applicable  laws and  regulations,  may begin  mailing only one copy of the  Company's prospectus,  prospectus  supplements,  annual and semi-annual  reports,  proxy statements and information  statements,  or any other required  documents to your address even if more than one shareholder  lives there. If you have previously  consented to have any of these  documents  delivered  to multiple  investors  at a shared  address,  as required by law,  and wish to revoke this  consent or otherwise  would  prefer to continue to receive  your own copy,  you should call  800-225-1852  or write to  Prudential  Mutual Fund
Services LLC at P.O. Box 8098,  Philadelphia,  PA 19101. The Company will begin sending  individual copies to you within thirty days of receipt of revocation.

..........The  information  in Company  filings with the Securities  and Exchange  Commission  (including the Statement of Additional
Information) is available from the Commission.  Copies of this  information  may be obtained,  upon payment of duplicating  fees, by electronic  request  to  publicinfo@sec.gov  or by  writing  the  Public  Reference  Section  of the  Commission,  Washington,  D.C.
                         ------------------
20549-0102.  The  information  can also be  reviewed  and copied at the  Commission's  Public  Reference  Room in  Washington,  D.C.
Information  on the operation of the Public  Reference Room may be obtained by calling the  Commission at  1-202-942-8090.  Finally, information about the Company is available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.
                                                                                                      ------------------

Investment Company Act File No. 811-08085

STATEMENT OF ADDITIONAL INFORMATION                                                                                    March 1, 2004

                                                 AMERICAN SKANDIA ADVISOR FUNDS, INC.
-----------------------------------------------------------------------------------------------------------
Table of Contents                                                                                                               Page
-----------------                                                                                                               ----

--------------------------------------------------------------------------------------------------
This  Statement of Additional  Information  ("SAI") is not a prospectus and should be read in  conjunction  with the Company's  current
Prospectus,  dated March 1, 2004. A copy of the Company's  Prospectus  may be obtained by writing to "American  Skandia  Advisor Funds,
Inc." at P.O.  Box 8012,  Boston,  Massachusetts  02266-8012  or by  calling  1-800-SKANDIA  (prior to April 12,  2004) and by  calling
Prudential Mutual Fund Services, LLC at 800-225-1852 (after April 12, 2004).

                                                          GENERAL INFORMATION

..........American Skandia Advisor Funds, Inc. (the "Company") is an open-end  management  investment  company comprised of twenty-three investment  portfolios  (each a "Fund" and together the "Funds").  The Company was  established  as a Maryland  corporation on March 5,
1997, and had no business history prior to the Fund's commencement of operations on July 28, 1997.

         Effective on or about April 12, 2004, the name of the Company will be changed to Strategic  Partners  Mutual Funds,  Inc. from
American Skandia Advisor Funds, Inc.  Relatedly, on or about April 12, 2004, each Fund's name will be changed as reflected below.

OLD NAME..........                                   NEW NAME
--------                                             --------

ASAF INTERNATIONAL EQUITY FUND                                NO CHANGE ON APRIL 12.  SUBJECT TO  SHAREHOLDER  APPROVAL,  THE FUND WILL
                                                              MERGE INTO THE STRATEGIC PARTNERS  INTERNATIONAL  GROWTH FUND ON OR ABOUT
                                                              MAY 3, 2004
ASAF WILLIAM BLAIR INTERNATIONAL GROWTH FUND         STRATEGIC PARTNERS INTERNATIONAL GROWTH FUND
ASAF PBHG SMALL-CAP GROWTH FUND                               STRATEGIC PARTNERS SMALL CAP GROWTH OPPORTUNITY FUND
ASAF DEAM SMALL-CAP GROWTH FUND                               STRATEGIC PARTNERS MANAGED SMALL CAP GROWTH FUND
ASAF GABELLI SMALL-CAP VALUE FUND                    STRATEGIC PARTNERS SMALL COMPANY FUND
ASAF GOLDMAN SACHS MID-CAP GROWTH FUND               STRATEGIC PARTNERS MID CAP GROWTH FUND
ASAF NEUBERGER BERMAN MID-CAP VALUE FUND    STRATEGIC PARTNERS RELATIVE VALUE FUND
ASAF INVESCO TECHNOLOGY FUND                         STRATEGIC PARTNERS TECHNOLOGY FUND
ASAF INVESCO HEALTH SCIENCES FUND           STRATEGIC PARTNERS HEALTH SCIENCES FUND
ASAF PROFUND MANAGED OTC FUND                        STRATEGIC PARTNERS MANAGED OTC FUND
ASAF MARSICO CAPITAL GROWTH FUND                     STRATEGIC PARTNERS CAPITAL GROWTH FUND
ASAF GOLDMAN SACHS CONCENTRATED GROWTH FUND                   STRATEGIC PARTNERS CONCENTRATED GROWTH FUND
ASAF LARGE-CAP GROWTH FUND                                    STRATEGIC PARTNERS MANAGED LARGE CAP GROWTH FUND
ASAF T. ROWE PRICE TAX MANAGED FUND                           NO CHANGE ON APRIL 12.  SUBJECT TO  SHAREHOLDER  APPROVAL,  THE FUND WILL
                                                              MERGE INTO THE STRATEGIC  PARTNERS CAPITAL GROWTH FUND ON OR ABOUT MAY 3,
                                                              2004
ASAF SANFORD BERNSTEIN CORE VALUE FUND               STRATEGIC PARTNERS CORE VALUE FUND
ASAF SANFORD BERNSTEIN MANAGED INDEX 500 FUND        STRATEGIC PARTNERS MANAGED INDEX 500 FUND
ASAF ALLIANCE GROWTH AND INCOME FUND                 STRATEGIC PARTNERS EQUITY INCOME FUND
ASAF MFS GROWTH WITH INCOME FUND                     STRATEGIC PARTNERS GROWTH WITH INCOME FUND
ASAF INVESCO CAPITAL INCOME FUND                     STRATEGIC PARTNERS CAPITAL INCOME FUND
ASAF AMERICAN CENTURY STRATEGIC BALANCED    STRATEGIC PARTNERS BALANCED FUND
FUND
ASAF FEDERATED HIGH YIELD BOND FUND         STRATEGIC PARTNERS HIGH YIELD BOND FUND
ASAF PIMCO TOTAL RETURN BOND FUND           STRATEGIC PARTNERS BOND FUND
ASAF MONEY MARKET FUND                               STRATEGIC PARTNERS MONEY MARKET FUND

         American  Skandia  Investment  Services,  Incorporated  ("ASISI") and Prudential  Investments  LLC ("PI") (each an "Investment
Manager" and together the  "Investment  Managers")  serve as co-managers of the Funds.  Currently,  the Investment  Managers engage the following  sub-advisors  ("Sub-advisors") for the investment  management of each Fund: (a) ASAF International Equity Fund, ASAF William
Blair  International  Growth Fund:  William Blair & Company,  L.L.C.; (b) ASAF PBHG Small-Cap Growth Fund: Pilgrim Baxter & Associates,
Ltd.; (c), ASAF DeAM Small-Cap Growth Fund:  Deutsche Asset  Management,  Inc.; (d) ASAF Gabelli Small-Cap Value Fund: GAMCO Investors,
Inc.; (e) ASAF Goldman Sachs Mid-Cap Growth Fund, ASAF Goldman Sachs Concentrated  Growth Fund:  Goldman Sachs Asset Management,  L.P.;
(f) ASAF Neuberger Berman Mid-Cap Value Fund:  Neuberger Berman Management Inc.; (g) ASAF INVESCO  Technology Fund, ASAF INVESCO Health
Sciences Fund, ASAF INVESCO Capital Income Fund:  INVESCO Funds Group,  Inc.; (h) ASAF ProFund Managed OTC Fund:  ProFund Advisors LLC;
(i) ASAF Marsico Capital Growth Fund: Marsico Capital  Management,  LLC.; (j) ASAF Large-Cap Growth Fund:  Jennison Associates LLC; (k)
ASAF T. Rowe Price Tax Managed  Fund:  T. Rowe Price  Associates,  Inc.;  (l) ASAF  Sanford  Bernstein  Core Value Fund,  ASAF  Sanford
Bernstein  Managed  Index 500 Fund:  Sanford C.  Bernstein  & Co.,  LLP;  (m) ASAF  Alliance  Growth & Income  Fund;  Alliance  Capital
Management L.P.; (n) ASAF MFS Growth with Income Fund:  Massachusetts  Financial Services Company;  (o) ASAF American Century Strategic
Balanced  Fund;  American  Century  Investment  Management,  Inc.;  (p) ASAF  Federated  High  Yield Bond  Fund:  Federated  Investment
Counseling;  (q) ASAF PIMCO Total Return Bond Fund:  Pacific  Investment  Management Company LLC; and (r) ASAF Money Market Fund: Wells
Capital Management, Incorporated.

                                                   INVESTMENT PROGRAMS OF THE FUNDS

..........The following  information  supplements,  and should be read in  conjunction  with,  the  discussion in the  Prospectus of the investment  objective and policies of each Fund.  The  investment  objective of each Fund and  supplemental  information  regarding its investment policies are described below separately for each Fund.

         The investment  objective and,  unless  otherwise  specified,  the  investment  policies and  limitations of each Fund are not
"fundamental"  policies and may be changed by the Directors of the Company,  where  applicable,  without  shareholder  approval.  Those investment  policies  specifically  labeled as "fundamental,"  including those described in the "Fundamental  Investment  Restrictions"
section of this SAI, may not be changed without  shareholder  approval.  Fundamental  investment policies of a Fund may be changed only with the  approval  of at least the lesser of (1) 67% or more of the total  shares of the Fund  represented  at a meeting at which more than 50% of the outstanding shares of the Fund are represented, or (2) a majority of the outstanding shares of the Fund.

ASAF INTERNATIONAL EQUITY FUND:

Investment  Objective:  The  investment  objective  of the Fund is to seek  long-term  capital  growth by  investing  in a  diversified portfolio of international equity securities the issuers of which are considered by the Sub-advisor to have strong earnings momentum.

Investment Policies:

..........Real  Estate  Investment  Trusts  ("REITs").  The Fund may  invest in equity  and/or  debt  securities  issued by REITs.  Such investments will not exceed 5% of the total assets of the Fund.

..........REITs are trusts that sell equity or debt  securities  to investors and use the proceeds to invest in real estate or interests therein.  A REIT may  focus on  particular  types  of  projects,  such as  apartment  complexes,  or  geographic  regions,  such as the
Southeastern United States, or both.

..........To the extent that the Fund invests in REITs,  it could  conceivably  own real estate directly as a result of a default on the securities  it owns.  The Fund,  therefore,  may be subject to certain  risks  associated  with the direct  ownership  of real  estate, including difficulties in valuing and trading real estate,  declines in the value of real estate,  environmental liability risks, risks related to general and local  economic  conditions,  adverse  change in the climate for real estate,  increases  in property  taxes and operating expenses,  changes in zoning laws, casualty or condemnation  losses,  limitations on rents,  changes in neighborhood  values, the appeal of properties to tenants, and increases in interest rates.

..........In  addition  to the risks  described  above,  equity  REITs may be  affected  by any  changes in the value of the  underlying property owned by the trusts,  while mortgage  REITs may be affected by the quality of any credit  extended.  Equity and mortgage REITs are dependent upon management  skill,  and are generally not diversified and therefore are subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency,  defaults by borrowers,  self-liquidation,  and the  possibility  that the REIT will fail to maintain its exemption  from the 1940 Act.  Changes in interest  rates may also affect the value of debt  securities of REITs held by the Fund.  By investing in REITs  indirectly  through the Fund, a shareholder  will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

..........Reverse Repurchase  Agreements.  The Fund may employ reverse repurchase agreements (i) for temporary emergency purposes,  such as to meet  unanticipated net redemptions so as to avoid liquidating other portfolio  securities during  unfavorable market conditions;
(ii) to cover  short-term  cash  requirements  resulting  from the timing of trade  settlements;  or (iii) to take  advantage of market situations  where the interest  income to be earned from the from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.  The Fund may enter into reverse  repurchase  agreements in amounts not exceeding 10% of the value of its total assets.  Reverse repurchase  agreements involve the risk that the market value of securities  retained by the Fund in lieu of liquidation  may decline below the  repurchase  price of the  securities  sold by the Fund that it is obligated to repurchase.  This risk could cause a reduction in the net asset value of the Fund's shares.

..........Additional  information  about reverse  repurchase  agreements  and their risks are included in the Trust's  Prospectus  under
"Certain Risk Factors and Investment Methods."

..........Lending of Portfolio  Securities.  While  securities  are being lent,  the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the  securities,  as well as interest on the investment of the collateral or a fee from the borrower.  The Fund has the right to call its loans and obtain the  securities on three  business  days' notice or, in connection  with securities  trading on foreign  markets,  within  such  longer  period of time that  coincides  with the normal  settlement  period for purchases and sales of such securities in such foreign markets.  The risks in lending  portfolio  securities,  as with other extensions of secured credit,  consist of possible delay in receiving additional  collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail  financially.  Additional  information  about the lending of portfolio  securities is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

..........Borrowings.  The Fund may borrow  money to a limited  extent from banks for  temporary or  emergency  purposes  subject to the limitations  under the 1940 Act. In  addition,  the Fund does not intend to engage in  leverage;  therefore,  consistent  with  current interpretations  of the SEC, the Fund will not  purchase  additional  securities  while  borrowings  from banks exceed 5% of the Fund's total  assets.  Additional  information  about  borrowing  is  included in the  Trust's  Prospectus  under  "Certain  Risk  Factors and
Investment Methods."

..........Securities  Issued on a When-Issued or  Delayed-Delivery  Basis.  The Fund may purchase  securities on a "when-issued"  basis, that is,  delivery of and payment for the  securities is not fixed at the date of purchase,  but is set after the securities are issued
(normally  within  forty-five  days  after  the  date  of the  transaction).  The  Fund  also  may  purchase  or sell  securities  on a delayed-delivery  basis.  The payment  obligation  and the interest rate that will be received on the delayed  delivery-securities  are fixed  at  the  time  the  buyer  enters  into  the  commitment.  If the  Fund  purchases  a  when-issued  security  or  enters  into a delayed-delivery  agreement,  the Fund's  custodian  bank will segregate cash or other liquid assets in an amount at least equal to the when-issued  commitment or  delayed-delivery  agreement  commitment.  Additional  information  about  when-issued and  delayed-delivery transactions  and their risks is included in this  Statement and in the Trust's  Prospectus  under "Certain Risk Factors and Investment
Methods."

..........Short  Sales  "Against  the Box." As  described  in the  Trust's  Prospectus,  the Fund may from time to time make short sales against the box. To secure its obligation to deliver the securities sold short,  the Fund will deposit in escrow in a separate  account with its custodian an equal amount of the securities sold short or securities  convertible  into or exchangeable  for such  securities.
Because the Fund  ordinarily  will want to continue to receive  interest and dividend  payments on securities in its portfolio that are convertible  into the securities  sold short,  the Fund will normally close out a short position  covered by convertible  securities by purchasing and delivering an equal amount of the securities sold short,  rather than by delivering the  convertible  securities that it already holds.

..........The Fund will make a short sale, as a hedge,  when it believes that the price of a security may decline,  causing a decline in the value of a security owned by the Fund or a security  convertible into or exchangeable  for such security.  In such case, any future losses in the Fund's  long  position  should be  reduced by a gain in the short  position.  Conversely,  any gain in the long  position should be reduced by a loss in the short  position.  The extent to which such gains or losses are  reduced  will depend upon the amount of the security sold short relative to the amount the Fund owns,  either  directly or indirectly,  and, in the case where the Fund owns convertible  securities,  changes in the conversion  premium.  In determining  the number of shares to be sold short against the Fund's position in a convertible  security,  the  anticipated  fluctuation  in the conversion  premium is  considered.  The Fund may also make short sales to generate  additional  income from the  investment of the cash proceeds of short sales.  In no event may more than 10% of the value of the Fund's total assets be deposited or pledged as collateral for short sales at any time.

..........Foreign  Securities.  The Fund normally  invests  primarily in foreign  securities,  including  American  Depositary  Receipts
("ADRs") and European  Depositary  Receipts  ("EDRs").  Generally,  ADRs, in registered form, are designed for use in the United States securities  markets,  and EDRs, in bearer form,  are designed for use in European  securities  markets.  ADRs and EDRs may be listed on stock exchanges,  or traded in OTC markets in the United States or Europe,  as the case may be. ADRs, like other  securities  traded in the United States, will be subject to negotiated commission rates.

..........To the extent the Fund invests in  securities  denominated  in foreign  currencies,  the Fund bears the risk of changes in the exchange rates between U.S. currency and the foreign currency,  as well as the availability and status of foreign  securities  markets.
The Fund's  investments in securities  denominated in foreign  currencies  generally will be marketable  equity  securities  (including common and preferred stock,  depositary  receipts for stock and fixed income or equity securities  exchangeable for or convertible into stock)  of  foreign  companies  that  generally  are  listed  on a  recognized  foreign  securities  exchange  or  traded  in a foreign over-the-counter  market.  The Fund may also invest in foreign securities listed on recognized U.S.  securities  exchanges or traded in the U.S. over-the-counter market.

..........Investments by the Fund in foreign  securities,  whether  denominated  in U.S.  currencies or foreign  currencies,  may entail risks that are greater than those  associated  with domestic  investments.  The risks of investing in foreign  securities are discussed in detail in this Statement and the Trust's  Prospectus  under "Certain Risk Factors and  Investment  Methods."  Investment by the Fund
in ADRs,  EDRs and  similar  securities  also may entail  some or all or these  risks.  The  Sub-advisor  seeks to  mitigate  the risks associated with foreign investment through diversification and active professional management.

...................Developing  Countries.  A developing  country or emerging market country can be considered to be a country that is in the initial stages of its  industrialization  cycle.  Currently,  emerging markets  generally  include every country in the world other than the developed European countries (primarily in Western Europe), the United States,  Canada,  Japan,  Australia,  New Zealand, Hong
Kong and Singapore.  The characteristics of markets can change over time.  Currently,  the Sub-advisor  believes that investing in many emerging  markets is not desirable or feasible  because of the lack of adequate  custody  arrangements  for the Fund's  assets,  overly burdensome  repatriation and similar restrictions,  the lack of organized and liquid securities markets,  unacceptable  political risks or other reasons.  As desirable  opportunities  to invest in securities in emerging  markets  develop,  the Fund may expand and further broaden the group of emerging markets in which it invests.

..........Many of the risks  relating  to  foreign  securities  generally  will be  greater  for  emerging  markets  than for  developed countries.  Many emerging  markets have experienced  substantial  rates of inflation for many years.  Inflation and rapid  fluctuations in  inflation  rates have had and may  continue to have very  negative  effects on the  economies  and  securities  markets for certain developing  markets.  Economies in emerging markets  generally are heavily  dependent upon  international  trade and accordingly,  have been and may continue to be affected adversely by trade barriers,  exchange controls,  managed  adjustments in relative currency values and other  protectionist  measures  imposed or negotiated by the countries  with which they trade.  These  economies also have been and may continue to be affected  adversely by economic  conditions in the countries with which they trade.  There also may be a lower level of securities market monitoring and regulation of developing  markets and the activities of investors in such markets,  and enforcement of existing  regulations has been extremely  limited.  The possibility of revolution and the dependence on foreign economic  assistance may be greater in these countries than in developed countries.

..........In addition,  brokerage  commissions,  custodial  services and other costs relating to investment in foreign markets are often higher than the costs of investing in the United  States;  this is  particularly  true with respect to emerging  markets.  Such markets have different  settlement and clearance  procedures.  In certain  markets there have been times when  settlements  have been unable to keep pace with the volume of securities  transactions,  making it difficult to conduct such transactions.  Such settlement problems may cause emerging  market  securities to be illiquid.  The inability of the Fund to make intended  securities  purchases due to settlement problems could cause the Fund to miss  attractive  investment  opportunities.  Inability to dispose of a portfolio  security  caused by settlement  problems could result in losses to the Fund due to subsequent  declines in value of the portfolio  security or, if the Fund has entered  into a contract to sell the  security,  could  result in liability to the  purchaser.  Certain  emerging  markets may lack clearing  facilities  equivalent to those in developed  countries.  Accordingly,  settlements can pose additional risks in such markets and ultimately can expose the Fund to the risk of losses resulting from its inability to recover from a counterparty.

..........The risk also exists that an emergency  situation  may arise in one or more  emerging  markets as a result of which trading of securities  may cease or may be  substantially  curtailed  and prices for the Fund's  portfolio  securities  in such markets may not be readily  available.  The Fund's  portfolio  securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Company's Board of Directors.

..........Portfolio  Turnover.  Any  particular  security  will be sold,  and the proceeds  reinvested,  whenever  such action is deemed prudent  from the  viewpoint  of the Fund's  investment  objective,  regardless  of the  holding  period of that  security.  Additional information  about portfolio  turnover is included in this Statement under "Portfolio  Transactions"  and the Trust's  Prospectus under
"Portfolio Turnover."

         Options, Futures and Currency Strategies.  The Fund may use forward contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with the Fund's investments.  These instruments are often referred to as
"derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

         General  Risks of Options,  Futures and Currency  Strategies.  The use by the Fund of options,  futures  contracts and forward currency  contracts  involves  special  considerations  and risks.  For  example,  there  might be  imperfect  correlation,  or even no correlation,  between the price  movements or an instrument  (such as an option  contract) and the price  movements of the  investments being hedged.  In these  circumstances,  if a "protective put" is used to hedge a potential decline in a security and the security does decline in price,  the put option's  increased  value may not  completely  offset the loss in the underlying  security.  Such a lack of correlation  might occur due to factors  unrelated to the value of the  investments  being  hedged,  such as changing  interest  rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

         The Fund will not enter into a hedging  transaction  if the  Sub-advisor  determines  that the cost of hedging will exceed the potential benefit to the Fund.

         Additional  information on these instruments is included in this SAI and the Company's  Prospectus under "Certain Risk Factors and Investment Methods."  Certain risks pertaining to particular strategies are described in the sections that follow.

                  Cover.  Transactions using forward contracts,  futures contracts and options (other than options purchased by a Fund)
expose the Fund to an  obligation  to another  party.  A Fund will not enter into any such  transactions  unless it owns  either (1) an offsetting  ("covered")  position in securities,  currencies,  or other options,  forward contracts or futures contracts or (2) cash or liquid assets with a value  sufficient at all times to cover its potential  obligations not covered as provided in (1) above.  The Fund will comply with SEC guidelines  regarding  cover for these  instruments  and, if the  guidelines so require,  set aside cash or liquid securities.

         Assets used as cover cannot be sold while the position in the corresponding  forward  contract,  futures contract or option is open,  unless they are replaced  with other  appropriate  assets.  If a large portion of a Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

                  Writing Call  Options.  The Fund may write (sell)  covered call options on  securities,  futures  contracts,  forward contracts,  indices and  currencies.  Writing call  options can serve as a limited  hedge  because  declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option.

                  Writing Put Options.  The Fund may write (sell) put options on  securities,  futures  contracts,  forward  contracts, indices and  currencies.  The Fund would write a put option at an exercise price that,  reduced by the premium  received on the option, reflects  the lower price it is willing to pay for the  underlying  security,  contract  or  currency.  The risk in such a  transaction would be that the market price of the  underlying  security,  contract or currency  would  decline  below the  exercise  price less the premium received.

                  Purchasing  Put Options.  The Fund may purchase put options on  securities,  futures  contracts,  forward  contracts, indices and  currencies.  The Fund may enter into  closing sale  transactions  with respect to such  options,  exercise  such option or permit such option to expire.

         The Fund may also purchase put options on underlying  securities,  contracts or currencies  against which it has written other put  options.  For  example,  where the Fund has  written a put  option on an  underlying  security,  rather  than  entering  a closing transaction  of the written  option,  it may  purchase a put option with a different  strike price  and/or  expiration  date that would eliminate some or all of the risk  associated with the written put. Used in  combinations,  these  strategies are commonly  referred to as "put spreads."  Likewise,  the Fund may write call options on underlying  securities,  contracts or currencies  against which it has purchased protective put options.  This strategy is commonly referred to as a "collar."

                  Purchasing  Call  Options.  The Fund may purchase  covered call options on  securities,  futures  contracts,  forward contracts,  indices and  currencies.  The Fund may enter into closing sale  transactions  with respect to such  options,  exercise such options or permit such options to expire.

         The Fund may also purchase call options on underlying  securities,  contracts or currencies against which it has written other call  options.  For  example,  where the Fund has  written a call option on an  underlying  security,  rather  than  entering a closing transaction  of the written  option,  it may purchase a call option with a different  strike price  and/or  expiration  date that would eliminate some or all of the risk associated with the written call. Used in  combinations,  these  strategies are commonly  referred to as "call spreads."

         Options may be either listed on an exchange or traded in  over-the-counter  ("OTC")  markets.  Listed options are  third-party contracts  (i.e.,  performance of the  obligations  of the purchaser and seller is guaranteed by the exchange or clearing  corporation)
and have  standardized  strike prices and  expiration  dates.  OTC options are two-party  contracts with  negotiated  strike prices and expiration  dates.  The Fund will not  purchase an OTC option  unless it believes  that daily  valuations  for such options are readily obtainable.  OTC options differ from  exchange-traded  options in that OTC options are transacted with dealers directly and not through a clearing  corporation (which would guarantee  performance).  Consequently,  there is a risk of  non-performance by the dealer.  Since no exchange is  involved,  OTC options are valued on the basis of an average of the last bid prices  obtained  from  dealers,  unless a quotation from only one dealer is available, in which case only that dealer's price will be used.

                  Index  Options.  The risks of investment in index  options may be greater than options on  securities.  Because index options  are  settled  in cash,  when the Fund  writes a call on an index it cannot  provide in advance  for its  potential  settlement obligations  by acquiring and holding the  underlying  securities.  The Fund can offset some of the risk of writing a call index option position by holding a diversified  portfolio of securities similar to those on which the underlying index is based.  However,  the Fund cannot,  as a practical  matter,  acquire and hold a portfolio  containing  exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

                  Limitations  on Options.  The Fund will not write options if,  immediately  after such sale,  the aggregate  value of securities or  obligations  underlying  the  outstanding  options  exceeds 20% of the Fund's total  assets.  The Fund will not purchase options if, at the time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund's total assets.

                  Interest Rate,  Currency and Stock Index Futures Contracts.  The Fund may enter into interest rate, currency or stock index  futures  contracts  (collectively,  "Futures"  or  "Futures  Contracts")  and options on Futures as a hedge  against  changes in prevailing  levels of interest  rates,  currency  exchange  rates or stock  price  levels,  respectively,  in order to  establish  more definitely  the effective  return on securities  or  currencies  held or intended to be acquired by it. The Fund's  hedging may include sales of Futures as an offset  against the effect of expected  increases in interest  rates,  and decreases in currency  exchange rates and stock prices,  and purchase of Futures as an offset  against the effect of expected  declines in interest  rates,  and increases in currency exchange rates or stock prices.

         A Futures  Contract is a two party  agreement  to buy or sell a  specified  amount of a  specified  security  or currency  (or deliver a cash settlement  price,  in the case of an index future) for a specified price at a designated  date, time and place. A stock index future provides for the delivery,  at a designated  date, time and place, of an amount of cash equal to a specified dollar amount times the  difference  between the stock index value at the close of trading on the  contract  and the price agreed upon in the Futures
Contract; no physical delivery of stocks comprising the index is made.

         The Fund will only enter into Futures  Contracts  that are traded on futures  exchanges  and are  standardized  as to maturity date and  underlying  financial  instrument.  Futures  exchanges  and  trading  thereon in the United  States are  regulated  under the
Commodity Exchange Act and by the CFTC.

         The Fund's  Futures  transactions  will be entered into for hedging  purposes  only;  that is, Futures will be sold to protect against a decline in the price of  securities  or  currencies  that the Fund owns,  or Futures  will be  purchased  to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.

         If the Fund were  unable to  liquidate  a Future or an option on Futures  position  due to the  absence of a liquid  secondary market or the  imposition of price limits,  it could incur  substantial  losses.  The Fund would  continue to be subject to market risk with  respect to the  position.  In  addition,  except in the case of  purchased  options,  the Fund might be required to maintain  the position being hedged by the Future or option or to maintain cash or securities in a segregated account.

         Additional  information on Futures,  options on Futures,  and their risks is included in this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

                  Forward  Contracts.  A forward  contract is an obligation,  usually arranged with a commercial bank or other currency dealer,  to purchase or sell a currency  against  another  currency at a future date and price as agreed upon by the parties.  The Fund either may accept or make  delivery of the currency at the  maturity of the forward  contract.  The Fund may also,  if its contra party agrees  prior to  maturity,  enter into a closing  transaction  involving  the  purchase  or sale of an  offsetting  contract.  Forward contracts  are  traded  over-the-counter,  and not on  organized  commodities  or  securities  exchanges.  As a result,  it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

         The cost to the Fund of engaging in forward contracts varies with factors such as the currencies  involved,  the length of the contract period and the market  conditions then  prevailing.  Because forward  contracts are usually entered into on a principal basis, no fees or  commissions  are involved.  The use of forward  contracts does not eliminate  fluctuations  in the prices of the underlying securities the Fund owns or intends to acquire, but it does establish a rate of exchange in advance.

         Additional  information  on forward  contracts  and their  risks is included in this SAI and the  Company's  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Other  Investment  Companies.  The Fund may invest in other  investment  companies to the extent permitted by the 1940 Act and rules and regulations thereunder, and, if applicable, exemptive orders granted by the SEC.

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF
International  Equity  Fund.  These  limitations  are not  "fundamental"  restrictions,  and may be  changed by the  Directors  without shareholder approval.  The Fund will not:

         1.       Change its policy to invest at least 80% of the value of its assets in equity  securities  unless it provides 60 days prior written notice to its shareholders.

         2.       Make investments for the purpose of gaining control of a company's management.

ASAF WILLIAM BLAIR INTERNATIONAL GROWTH FUND:

Investment  Objective:  The investment objective of the Fund (will be renamed Strategic Partners  International Growth Fund) is to seek long-term growth of capital.

Investment Policies:

..........Futures,  Options and Other  Derivative  Instruments.  The Fund may enter into  futures  contracts  on  securities,  financial indices, and foreign currencies and options on such contracts,  and may invest in options on securities,  financial indices and foreign currencies,  forward  contracts and swaps.  The Fund will not enter into any futures  contracts or options on futures  contracts if the aggregate amount of the Fund's  commitments under outstanding  futures contracts  positions and options on futures contracts written by the Fund  would  exceed  the  market  value of the total  assets of the Fund  (i.e.,  no  leveraging).  The Fund may  invest in forward currency contracts with stated values of up to the value of the Fund's assets.

..........The Fund may buy or write options in privately  negotiated  transactions  on the types of securities  and indices based on the types of securities in which the Fund is permitted to invest  directly.  The Fund will effect such  transactions  only with  investment dealers and other  financial  institutions  (such as commercial  banks or savings and loan  institutions)  deemed  creditworthy  by the
Sub-advisor,  and only pursuant to procedures  adopted by the Sub-advisor  for monitoring the  creditworthiness  of those entities.  To the extent that an option bought or written by the Fund in a negotiated  transaction is illiquid,  the value of an option bought or the amount of the Fund's  obligations  under an option written by the Fund, as the case may be, will be subject to the Fund's limitation on illiquid  investments.  In the case of illiquid options,  it may not be possible for the Fund to effect an offsetting  transaction at a time  when the  Sub-advisor  believes  it would be  advantageous  for the Fund to do so.  For a  description  of these  strategies  and instruments and certain risks involved  therein,  see this SAI and the Company's  Prospectus under "Certain Risk Factors and Investment
Methods."

..........Eurodollar  Instruments.  The  Fund  may  make  investments  in  Eurodollar  instruments.   Eurodollar  instruments  are  U.S.
dollar-denominated  futures  contracts or options thereon which are linked to the London  Interbank  Offered Rate  ("LIBOR"),  although foreign  currency-denominated  instruments are available from time to time.  Eurodollar futures contracts enable purchasers to obtain a fixed  rate for the  lending  of funds and  sellers  to obtain a fixed  rate for  borrowings.  The Fund  might use  Eurodollar  futures contracts and options  thereon to hedge against changes in LIBOR,  to which many interest rate swaps and  fixed-income  instruments are linked.

..........Swaps and  Swap-Related  Products.  The Fund may enter into interest rate swaps,  caps and floors on either an  asset-based or liability-based  basis,  depending upon whether it is hedging its assets or its liabilities,  and will usually enter into interest rate swaps on a net basis (i.e.,  the two payment  streams are netted out, with the Fund  receiving or paying,  as the case may be, only the net amount of the two payments).  The net amount of the excess, if any, of the Fund's  obligations over its entitlement with respect to each  interest  rate swap will be  calculated  on a daily basis and an amount of cash or other liquid  assets  having an aggregate  net asset value at least equal to the accrued  excess will be maintained in a segregated  account by the custodian of the Fund. If the Fund enters into an interest rate swap on other than a net basis,  it would  maintain a segregated  account in the full amount  accrued on a daily  basis of its  obligations  with  respect  to the  swap.  The Fund will not  enter  into any  interest  rate  swap,  cap or floor transaction  unless the  unsecured  senior debt or the  claims-paying  ability of the other party  thereto is rated in one of the three highest rating  categories of at least one nationally  recognized  statistical  rating  organization  at the time of entering into such transaction.  The Sub-advisor will monitor the  creditworthiness  of all  counterparties  on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

..........The swap market has grown  substantially  in recent years with a large  number of banks and  investment  banking  firms acting both as principals and as agents utilizing  standardized  swap  documentation.  The Sub-advisor has determined  that, as a result,  the swap market has become relatively  liquid.  Caps and floors are more recent  innovations for which  standardized  documentation has not yet been developed and,  accordingly,  they are less liquid than swaps. To the extent the Fund sells (i.e., writes) caps and floors, it will  segregate  cash or other liquid assets having an aggregate net asset value at least equal to the full amount,  accrued on a daily basis, of its obligations with respect to any caps or floors.

..........There is no limit on the amount of interest rate swap  transactions  that may be entered into by the Fund. These  transactions may in some instances  involve the delivery of securities or other  underlying  assets by the Fund or its counterparty to collateralize obligations  under the swap. Under the  documentation  currently used in those markets,  the risk of loss with respect to interest rate swaps is  limited  to the net  amount of the  payments  that the Fund is  contractually  obligated  to make.  If the other  party to an interest  rate swap that is not  collateralized  defaults,  the Fund  would  risk the loss of the net  amount of the  payments  that it contractually  is entitled  to receive.  The Fund may buy and sell (i.e.,  write) caps and floors  without  limitation,  subject to the segregation  requirement  described above. For an additional  discussion of these strategies,  see this SAI under "Certain Risk Factors and Investment Methods."

..........Investment Company  Securities.  From time to time, the Fund may invest in securities of other investment  companies,  subject to the  provisions  of Section  12(d)(1)  of the 1940 Act.  The Fund may invest in  securities  of money  market  funds  managed by the
Sub-advisor  subject to the terms of an exemptive  order obtained by the  Sub-advisor  and the funds that are advised or sub-advised by the Sub-advisor.  Under such order,  the Fund will limit its aggregate  investment in a money market fund managed by the Sub-advisor to the greater of (i) 5% of its total assets or (ii) $2.5 million,  although the  Company's  Board of Directors may increase this limit up to 25% of the Company's total assets.

..........Zero-Coupon,  Pay-In-Kind  and  Step  Coupon  Securities.  The  Fund  may  invest  up to  10% of its  assets  in  zero-coupon, pay-in-kind and step coupon  securities.  For a discussion of zero-coupon debt securities and the risks involved therein,  see this SAI under "Certain Risk Factors and Investment Methods."

..........Pass-Through  Securities.  The  Fund  may  invest  in  various  types  of  pass-through  securities,  such as  mortgage-backed securities,  asset-backed  securities and participation  interests.  A pass-through security is a share or certificate of interest in a pool  of debt  obligations  that  have  been  repackaged  by an  intermediary,  such as a bank or  broker-dealer.  The  purchaser  of a pass-through  security receives an undivided  interest in the underlying pool of securities.  The issuers of the underlying  securities make interest and principal  payments to the intermediary  which are passed through to purchasers,  such as the Fund. For an additional discussion of pass-through  securities and certain risks involved  therein,  see this SAI and the Company's  Prospectus  under "Certain
Risk Factors and Investment Methods."

..........Depositary  Receipts.  The Fund may invest in sponsored and  unsponsored  American  Depositary  Receipts  ("ADRs"),  which are receipts issued by an American bank or trust company evidencing  ownership of underlying  securities issued by a foreign issuer.  ADRs, in registered form, are designed for use in U.S. securities  markets.  Unsponsored ADRs may be created without the participation of the foreign  issuer.  Holders of these ADRs  generally  bear all the costs of the ADR facility,  whereas  foreign  issuers  typically  bear certain costs in a sponsored ADR. The bank or trust company  depositary of an unsponsored  ADR may be under no obligation to distribute shareholder  communications  received from the foreign issuer or to pass through  voting  rights.  The Fund may also invest in European
Depositary Receipts ("EDRs"),  receipts issued by a European financial  institution  evidencing an arrangement similar to that of ADRs,
Global Depositary  Receipts ("GDRs") and in other similar  instruments  representing  securities of foreign companies.  EDRs, in bearer form, are designed for use in European securities markets.  GDRs are securities convertible into equity securities of foreign issuers.

..........Reverse  Repurchase  Agreements.  The Fund may  enter  into  reverse  repurchase  agreements.  The Fund will  enter  into such agreements only to provide cash to satisfy unusually heavy redemption  requests and for other temporary or emergency  purposes,  rather than to obtain  cash to make  additional  investments.  Pursuant to an  exemptive  order  granted by the SEC,  the Fund and other funds advised or sub-advised  by the  Sub-advisor  may invest in repurchase  agreements  and other money market  instruments  through a joint trading  account.  For a discussion of reverse  repurchase  agreements and the risks  involved  therein,  see the Company's  Prospectus under "Certain Risk Factors and Investment Methods."

..........Other  Income-Producing  Securities.  Other types of income producing  securities that the Fund may purchase include,  but are not limited to, the following types of securities:

..........         Variable and Floating Rate  Obligations.  These types of securities are relatively  long-term  instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

..........         Standby  Commitments.  These instruments,  which are similar to a put, give the Fund the option to obligate a broker, dealer or bank to repurchase a security held by that Fund at a specified price.

..........         Tender Option  Bonds.  Tender option bonds are  relatively  long-term  bonds that are coupled with the agreement of a third  party (such as a broker,  dealer or bank) to grant the holders of such  securities  the option to tender the  securities  to the institution at periodic intervals.

..........         Inverse  Floaters.  Inverse  floaters  are debt  instruments  whose  interest  bears an inverse  relationship  to the interest  rate on another  security.  The Fund will not invest more than 5% of its assets in inverse  floaters.  The Fund will purchase standby  commitments,  tender option bonds and instruments  with demand features  primarily for the purpose of increasing the liquidity of the Fund.

..........Investment Policies Which May be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF
William Blair  International  Growth Fund. These limitations are not "fundamental"  restrictions and may be changed by the Directors of the Company without shareholder approval:

..........1.       The Fund will not change its policy to invest at least 80% of the value of its assets in  securities  of issuers that are economically tied to countries other than the United States unless it provides 60 days prior written notice to its shareholders.

..........2.       The Fund will not (i) enter into any futures  contracts and related options for purposes other than bona fide hedging transactions  within the meaning of CFTC regulations if the aggregate  initial margin and premiums  required to establish  positions in futures  contracts and related options that do not fall within the definition of bona fide hedging  transactions  will exceed 5% of the fair market value of the Fund's net assets,  after taking into account  unrealized  profits and unrealized losses on any such contracts it has entered into; and (ii) enter into any futures  contracts if the aggregate  amount of the Fund's  commitments  under  outstanding futures contracts positions would exceed the market value of its total assets.

..........3.       The Fund does not currently  intend to sell securities  short,  unless it owns or has the right to obtain  securities equivalent in kind and amount to the securities sold short without the payment of any additional  consideration  therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

..........4.       The Fund does not currently intend to purchase securities on margin,  except that the Fund may obtain such short-term credits as are necessary for the clearance of  transactions,  and provided that margin  payments and other deposits in connection  with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

..........5.       The Fund does not currently intend to purchase  securities of other investment  companies,  except in compliance with the 1940 Act or the  conditions  of any order of exemption  from the SEC  regarding  the purchase of  securities  of money market funds managed by the Sub-advisor or its affiliates.

..........6.       The Fund may not  mortgage  or  pledge  any  securities  owned or held by the Fund in  amounts  that  exceed,  in the aggregate,  15% of the Fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements,  deposits of assets to margin,  guarantee positions in futures,  options, swaps or forward contracts,  or the segregation of assets in connection with such contracts.

..........7.       The Fund does not  currently  intend to purchase any security or enter into a repurchase  agreement  if, as a result, more than 15% of its net assets  would be invested in  repurchase  agreements  not  entitling  the holder to payment of  principal  and interest  within  seven days and in  securities  that are  illiquid  by virtue of legal or  contractual  restrictions  on resale or the absence of a readily available market. The Directors of the Company,  or the Sub-advisor acting pursuant to authority  delegated by the
Directors of the Company,  may determine that a readily  available  market exists for securities  eligible for resale  pursuant to Rule
144A under the  Securities Act of 1933 ("Rule 144A  Securities"),  or any successor to such rule,  and Section 4(2)  commercial  paper.
Accordingly, such securities may not be subject to the foregoing limitation.

..........8.       The Fund may not invest in companies for the purpose of exercising control of management.

ASAF PBHG SMALL-CAP GROWTH FUND:

Investment  Objective:  The investment  objective of the Fund (will be renamed Strategic Partners Small-Cap Growth Opportunity Fund) is
capital  growth.  Realization  of  income  is not a  significant  investment  consideration  and  any  income  realized  on the  Fund's investments therefore will be incidental to the Fund's objective.

Investment Policies:

..........Investment Company  Securities.  From time to time, the Fund may invest in securities of other investment  companies,  subject to the provisions of Section 12(d)(1) of the 1940 Act.

..........Depositary  Receipts.  The Fund may invest in sponsored and  unsponsored  American  Depositary  Receipts  ("ADRs"),  which are described in the Trust's  Prospectus  under "Certain Risk Factors and Investment  Methods."  Holders of unsponsored ADRs generally bear all the costs of the ADR  facility,  whereas  foreign  issuers  typically  bear  certain  costs in a sponsored  ADR.  The bank or trust company  depositary  of an  unsponsored  ADR may be under no  obligation to  distribute  shareholder  communications  received from the foreign  issuer  or to pass  through  voting  rights.  The Fund may also  invest  in  European  Depositary  Receipts  ("EDRs"),  Global
Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies.

..........Futures,  Options and Forward  Contracts.  The Fund may enter into futures  contracts on securities,  financial  indices,  and foreign currencies and options on such contracts,  and may invest in options on securities,  financial indices, and foreign currencies, and forward  contracts.  The Fund will not enter into any futures  contracts or options on futures contracts if the aggregate amount of the Fund's  commitments under outstanding  futures contract positions and options on futures contracts written by the Fund would exceed the market value of the Fund's total assets.  The Fund may invest in forward  currency  contracts with stated values of up to the value of the Fund's assets.

..........The Fund may buy or write options in privately  negotiated  transactions  on the types of securities,  and on indices based on the types of  securities,  in which the Fund is  permitted  to  invest  directly.  The Fund will  effect  such  transactions  only with investment dealers and other financial  institutions (such as commercial banks or savings and loan  institutions)  deemed  creditworthy by the Sub-advisor  pursuant to procedures  adopted by the Sub-advisor for monitoring the  creditworthiness  of those entities.  To the extent that an option  purchased or written by the Fund in a negotiated  transaction is illiquid,  the value of the option purchased or the amount of the Fund's  obligations  under an option it has written,  as the case may be, will be subject to the Fund's limitation on illiquid  investments.  In the case of illiquid options,  it may not be possible for the Fund to effect an offsetting  transaction when the  Sub-advisor  believes it would be  advantageous  for the Fund to do so. For a description of these  strategies and instruments and certain of their risks, see this Statement and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Convertible  Securities.  Convertible  securities are securities such as rights,  bonds,  notes and preferred stocks which are convertible  into or  exchangeable  for common stocks.  Convertible  securities have  characteristics  similar to both fixed income and equity  securities.  Because of the  conversion  feature,  the market value of convertible  securities  tends to move together with the market value of the  underlying  common  stock.  As a result,  the Fund's  selection of  convertible  securities  is based,  to a great extent,  on the potential for capital  appreciation  that may exist in the underlying  stock.  The value of  convertible  securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

         Warrants.  Warrants are instruments  giving holders the right,  but not the obligation,  to buy shares of a company at a given price during a specified period.

         When-Issued  and  Delayed-Delivery  Securities.   When-issued  and  delayed-delivery  securities  are  securities  subject  to settlement on a future date. For fixed income  securities,  the interest rate realized on when-issued  or  delayed-delivery  securities is fixed as of the  purchase  date and no  interest  accrues to the Fund  before  settlement.  These  securities  are subject to market fluctuation  due to changes in market  interest rates and will have the effect of leveraging  the Fund's assets.  The Fund is permitted to invest in forward  commitments or when-issued  securities  where such purchases are for investment and not for leveraging  purposes.
One or more segregated  accounts will be established  with the Fund's  custodian bank, and the Fund will maintain liquid assets in such accounts in an amount at least equal in value to the Fund's commitments to purchase when-issued securities.

         Small and Medium  Capitalization  Stocks.  Investments  in common stocks in general are subject to market risks that may cause their prices to fluctuate  over time.  Therefore,  an investment in the Fund may be more suitable for long-term  investors who can bear the risk of these  fluctuations.  While the Sub-advisor  intends to invest in small  capitalization  companies that have strong balance sheets and favorable business prospects,  any investment in small  capitalization  companies involves greater risk and price volatility than that  customarily  associated  with  investments  in larger,  more  established  companies.  This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial  resources,  narrow product lines and frequent lack of management depth. The securities of small capitalization  companies are often traded in the  over-the-counter  market, and might not be traded in volumes  typical of securities  traded on a national  securities  exchange.  Thus, the securities of small  capitalization companies  are likely to be less liquid,  and subject to more abrupt or erratic  market  movements,  than  securities  of larger,  more established companies.

         Over-The-Counter  Market.  The Fund will invest in  over-the-counter  stocks.  In contrast to the  securities  exchanges,  the over-the-counter  market is not a  centralized  facility  which limits  trading  activity to securities  of companies  which  initially satisfy certain defined standards.  Generally,  the volume of trading in an unlisted or over-the-counter  common stock is less than the volume of trading in a listed  stock.  This means that the depth of market  liquidity  of some stocks in which the Fund invests may not be as great as that of other  securities  and,  if the Fund were to dispose  of such a stock,  they might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

..........Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF
PBHG  Small-Cap  Growth Fund.  These  limitations  are not  "fundamental"  restrictions,  and may be changed by the  Directors  without shareholder approval.

..........1.       The Fund will not  change  its  policy to  invest  at least  80% of the value of its  assets in small  capitalization companies unless it provides 60 days prior written notice to its shareholders.

..........2.       The Fund does not currently  intend to sell securities  short,  unless it owns or has the right to obtain  securities equivalent in kind and amount to the securities sold short without the payment of any additional  consideration  therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

..........3.       The Fund does not currently intend to purchase securities on margin,  except that the Fund may obtain such short-term credits as are necessary for the clearance of  transactions,  and provided that margin  payments and other deposits in connection  with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

..........4.       The Fund does not  currently  intend to purchase any security or enter into a repurchase  agreement  if, as a result, more than 15% of its net assets  would be invested in  repurchase  agreements  not  entitling  the holder to payment of  principal  and interest  within  seven days and in  securities  that are  illiquid  by virtue of legal or  contractual  restrictions  on resale or the absence of a readily  available  market.  The  Directors,  or the Fund's  Sub-advisor  acting  pursuant to  authority  delegated by the
Directors,  may determine that a readily  available  market exists for securities  eligible for resale  pursuant to Rule 144A under the
Securities Act of 1933 ("Rule 144A  Securities"),  or any successor to such rule,  Section 4(2)  commercial  paper and municipal  lease obligations.  Accordingly, such securities may not be subject to the foregoing limitation.

..........5.       The Fund may not invest in companies for the purpose of exercising control of management.

ASAF DeAM Small-Cap Growth Fund:

Investment  Objective:  The investment  objective of the Fund (will be renamed Strategic  Partners Managed Small-Cap Growth Fund) is to
seek maximum appreciation of investors' capital from a portfolio primarily of growth stocks of smaller companies.

Investment Policies:

         Options.  The Fund may write (sell) call options on securities  as long as it owns the  underlying  securities  subject to the option,  or an option to purchase the same underlying  securities  having an exercise price equal to or less than the exercise price of the option,  or will  establish and maintain with the Fund's  custodian for the term of the option a segregated  account  consisting of cash or other liquid  securities  ("eligible  securities")  to the extent  required by applicable  regulation  in  connection  with the optioned  securities.  The Fund may write put options provided that, so long as the Fund is obligated as the writer of the option,  the
Fund owns an option to sell the  underlying  securities  subject to the option  having an exercise  price equal to or greater  than the exercise price of the option,  or it deposits and maintains with the custodian in a segregated  account  eligible  securities  having a value equal to or greater  than the  exercise  price of the option.  The premium  received  for writing an option will  reflect,  among other things,  the current market price of the underlying  security,  the  relationship of the exercise price to such market price, the price volatility of the underlying  security,  the option period,  supply and demand and interest rates. The Fund may write or purchase spread  options,  which are options for which the  exercise  price may be a fixed dollar  spread or yield  spread  between the security underlying  the option and another  security  that is used as a benchmark.  The exercise  price of an option may be below,  equal to or above the current  market value of the  underlying  security at the time the option is written.  The Fund may write (sell) call and put options  on up to 25% of net  assets  and may  purchase  put and call  options  provided  that no more than 5% of its net assets may be invested in premiums on such options.

         If a secured put option  expires  unexercised,  the writer  realizes a gain from the amount of the premium,  plus the interest income on the  securities  in the  segregated  account.  If the secured put writer has to buy the  underlying  security  because of the exercise  of the put option,  the  secured put writer  incurs an  unrealized  loss to the extent that the current  market  value of the underlying  security  is less than the  exercise  price of the put  option.  However,  this would be offset in whole or in part by gain from the premium received and any interest income earned on the securities in the segregated account.

..........For an additional  discussion of investing in options and the risks  involved  therein,  see this  Statement and the Company's
Prospectus under "Certain Risk Factors and Investment Methods."

                  Over-the-Counter   Options.  The  Fund  may  deal  in  over-the-counter   traded  options  ("OTC  options").   Unlike
exchange-traded  options,  OTC options are  transacted  directly  with dealers and not with a clearing  corporation.  Since there is no exchange,  pricing is normally done by reference to information  from market makers,  which  information is carefully  monitored by the
Sub-advisor  and  verified in  appropriate  cases.  In writing OTC options,  the Fund  receives the premium in advance from the dealer.
OTC options are available for a greater variety of securities or other assets,  and for a wider range of expiration  dates and exercise prices, than exchange-traded options.

         The staff of the SEC takes the  position  that  purchased  OTC  options and the assets used as "cover" for written OTC options are illiquid  securities.  Accordingly,  the Fund will only engage in OTC options transactions with dealers that have been specifically approved by the Sub-advisor.  The Sub-advisor  believes that the approved dealers should be able to enter into closing  transactions if necessary  and,  therefore,  present  minimal  credit  risks to the Fund.  The  Sub-advisor  will monitor the  creditworthiness  of the approved  dealers on an on-going  basis.  The Fund currently will not engage in OTC options  transactions if the amount invested by the
Fund in OTC options,  plus a "liquidity  charge"  related to OTC options  written by the Fund,  plus the amount invested by the Fund in other  illiquid  securities,  would  exceed 15% of the Fund's net  assets.  The  "liquidity  charge"  referred  to above is computed as described below.

         The Fund  anticipates  entering into agreements with dealers to which the Fund sells OTC options.  Under these  agreements the
Fund would  have the  absolute  right to  repurchase  the OTC  options  from the dealer at any time at a price no greater  than a price established  under the  agreements  (the  "Repurchase  Price").  The  "liquidity  charge"  referred to above for a specific  OTC option transaction  will be the Repurchase  Price related to the OTC option less the intrinsic  value of the OTC option.  The intrinsic  value of an OTC call option for such purposes will be the amount by which the current  market value of the  underlying  security  exceeds the exercise  price.  In the case of an OTC put option,  intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying  security.  If there is no such agreement  requiring a dealer to allow the Fund to repurchase a specific
OTC option written by the Fund,  the "liquidity  charge" will be the current market value of the assets serving as "cover" for such OTC option.

                  Options on  Securities  Indices.  The Fund, as part of its options  transactions,  may also use options on securities indices in an attempt to hedge against market  conditions  affecting the value of securities that the Fund owns or intends to purchase, and not for  speculation.  When the Fund writes an option on a securities  index, it will be required to deposit with its custodian and mark-to-market  eligible  securities  to the  extent  required  by  applicable  regulation.  Where the Fund  writes a call  option on a securities index at a time when the contract value exceeds the exercise price, the Fund will also segregate and  mark-to-market,  until the option  expires or is closed out,  cash or cash  equivalents  equal in value to such  excess.  The Fund may also  purchase and sell options on indices other than securities  indices,  as available,  such as foreign currency indices.  Because index options are settled in cash, a call writer  cannot  determine  the amount of its  settlement  obligations  in advance and,  unlike call writing on specific securities,  cannot cover its potential  settlement  obligations  by acquiring  and holding the  underlying  securities.  Index options involve risks similar to those risks relating to transactions in financial futures contracts described below.

         For an additional  discussion of investing in OTC options and options on securities  indices,  and the risks involved therein, see this Statement and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Financial  Futures  Contracts and Related  Options.  The Fund may enter into  financial  futures  contracts.  This  investment technique is designed  primarily to hedge (i.e.  protect) against  anticipated  future changes in market conditions or foreign exchange rates which otherwise might affect  adversely the value of securities or other assets which the Fund holds or intends to purchase.  For example,  when the near-term market view is bearish but the portfolio  composition is judged satisfactory for the longer term, exposure to temporary  declines in the market may be reduced by entering  into  futures  contracts  to sell  securities  or the cash value of an index.  Conversely,  where the near-term  view is bullish,  but the Fund is believed to be well  positioned  for the longer term with a high cash  position,  the Fund can hedge  against  market  increases by entering into futures  contracts to buy  securities or the cash value of an index.  In either case, the use of futures  contracts would tend to minimize  portfolio  turnover and facilitate the Fund's pursuit of its investment  objective.  Also, if the Fund owned  long-term bonds and interest rates were expected to rise, it could sell financial futures contracts.  If interest rates did increase,  the value of the bonds held by the Fund would decline,  but this decline would be offset in whole or in part by an  increase in the value of the Fund's  futures  contracts.  If, on the other  hand,  long-term interest rates were expected to decline,  the Fund could hold  short-term debt securities and benefit from the income earned by holding such  securities,  while at the  same  time the Fund  could  purchase  futures  contracts  on  long-term  bonds or the cash  value of a securities  index.  Thus,  the Fund could take  advantage of the  anticipated  rise in the value of long-term  bonds  without  actually buying them.  The futures  contracts  and  short-term  debt  securities  could then be  liquidated  and the cash  proceeds  used to buy long-term  bonds.  At the time of delivery,  in the case of a contract  relating to fixed income  securities,  adjustments  are made to recognize  differences  in value arising from the delivery of  securities  with a different  interest  rate than that  specified in the contract.  In some cases,  securities  to be delivered  under a futures  contract may not have been issued at the time the contract was written.

         The market prices of futures  contracts may be affected by certain  factors.  If  participants  in the futures market elect to close  out  their  contracts  through  offsetting  transactions  rather  than  meet  margin  requirements,  distortions  in the  normal relationship  between the assets and  futures  market  could  result.  Price  distortions  also could  result if  investors  in futures contracts decide to make or take delivery of underlying  securities or other assets rather than engage in closing  transactions because of the resultant  reduction in the liquidity of the futures  market.  In addition,  because margin  requirements  in the futures market are less onerous than margin  requirements  in the cash market,  increased  participation  by  speculators  in the futures market could cause  temporary  price  distortions.  Due to the  possibility  of these price  distortions  and because of the  imperfect  correlation between movements in the prices of securities or other assets and movements in the prices of futures  contracts,  a correct forecast of market trends by the Sub-advisor still may not result in a successful hedging transaction.

         The Fund may purchase and write call and put options on financial  futures  contracts.  Options on futures  contracts  involve risks  similar to those  risks  relating to  transactions  in  financial  futures  contracts.  The Fund will not enter into any futures contracts or options on futures  contracts if the aggregate of the contract value of the outstanding  futures contracts of the Fund and futures  contracts  subject  to  outstanding  options  written by the Fund would  exceed  50% of the total  assets of the Fund.  For an additional  discussion of investing in financial  futures  contracts and options on financial  futures contracts and the risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

..........Section 4(2) Paper.  The Fund may invest in commercial  paper issued by major  corporations  under the  Securities Act of 1933 in reliance on the exemption  from  registration  afforded by Section  3(a)(3)  thereof.  Such  commercial  paper may be issued only to finance  current  transactions  and must mature in nine months or less.  Such  commercial  paper is traded  primarily by  institutional investors through investment dealers,  and individual investor  participation in the commercial paper market is very limited.  The Fund also may invest in commercial paper issued in reliance on the so-called  "private  placement"  exemption from registration  afforded by
Section 4(2) of the  Securities  Act of 1933  ("Section  4(2) paper").  Section 4(2) paper is restricted  as to  disposition  under the federal  securities  laws, and generally is sold to institutional  investors,  such as the Fund, who agree that they are purchasing the paper for  investment  and not with a view to  public  distribution.  Any  resale by the  purchaser  must be in an exempt  transaction.
Section 4(2) paper  normally is resold to other  institutional  investors  through or with the  assistance  of the issuer or investment dealers who make a market in the Section 4(2) paper,  thus providing  liquidity.  Section 4(2) paper will be considered  illiquid,  and subject to the Fund's limitation on investing in illiquid securities,  unless the Sub-advisor  determines such Section 4(2) paper to be liquid under guidelines established by the Board of Directors of the Company.

         Collateralized  Obligations.  The Fund may invest in asset-backed  and  mortgage-backed  securities,  including  interest only
("IO") and principal  only ("PO")  securities  (collectively,  "collateralized  obligations").  A  collateralized  obligation is a debt security issued by a corporation,  trust or custodian,  or by a U.S. Government agency or instrumentality,  that is collateralized by a portfolio  or pool of  mortgages,  mortgage  pass-through  securities,  U.S.  Government  securities  or other  assets.  Collateralized obligations, depending on their structure and the rate of prepayments, can be volatile.

         The Fund  will  currently  invest  in only  those  collateralized  obligations  that are  fully  collateralized  and would not materially  alter the risk profile of the Fund. Fully  collateralized  means that the collateral will generate cash flows sufficient to meet  obligations  to holders  of the  collateralized  obligations  under  even the most  conservative  prepayment  and  interest  rate projections.  Thus, the collateralized  obligations are structured to anticipate a worst case prepayment  condition and to minimize the reinvestment  rate risk for cash flows between  coupon dates for the  collateralized  obligations.  A worst case  prepayment  condition generally assumes immediate  prepayment of all securities  purchased at a premium and zero prepayment of all securities  purchased at a discount.  Reinvestment  rate risk may be  minimized by assuming  very  conservative  reinvestment  rates and by other means such as by maintaining the flexibility to increase  principal  distributions in a low interest rate  environment.  The effective credit quality of the  collateralized  obligations  in such  instances is the credit  quality of the issuer of the  collateral.  The  requirements  as to collateralization  are determined by the issuer or sponsor of the  collateralized  obligation in order to satisfy rating  agencies,  if rated.  The Fund does not currently intend to invest more than 5% of its total assets in collateralized obligations.

         Because some  collateralized  obligations are issued in classes with varying  maturities and interest rates,  the investor may obtain  greater  predictability  of maturity  through these  collateralized  obligations  than through  direct  investments in mortgage pass-through  securities.  Classes  with  shorter  maturities  may have lower  volatility  and lower  yield  while  those  with  longer maturities may have higher  volatility and higher yield.  Payments of principal and interest on the  underlying  collateral  securities are not passed through directly to the holders of these  collateralized  obligations.  Rather, the payments on the underlying portfolio or pool of obligations  are used to pay interest on each class and to retire  successive  maturities in sequence.  These  relationships may in effect "strip" the interest payments from principal  payments of the underlying  obligations and allow for the separate purchase of either the interest or the principal  payments,  sometimes  called  interest only ("IO") and principal  only ("PO")  securities.  By investing  in IOs and POs, an  investor  has the option to select from a pool of  underlying  collateral  the portion of the cash flows that most closely corresponds to the investor's forecast of interest rate movements.

         Collateralized  obligations are designed to be retired as the underlying  obligations  are repaid.  In the event of prepayment on or call of such securities,  the class of collateralized  obligation first to mature generally will be paid down first.  Although in most cases the issuer of  collateralized  obligations  will not supply  additional  collateral in the event of such  prepayment,  there generally  will be sufficient  collateral to secure  collateralized  obligations  that remain  outstanding.  Governmentally-issued  and privately-issued  IO's and PO's will be considered  illiquid for purposes of the Fund's  limitation on illiquid  securities unless they are determined to be liquid under guidelines established by the Board of Directors.

         In reliance on an interpretation by the SEC, the Fund's investments in certain qualifying  collateralized  obligations are not subject to the  limitations in the 1940 Act regarding  investments  by a registered  investment  company,  such as the Fund, in another investment company.

         Inverse  Floaters.  The Fund  may  also  invest  in  "inverse  floaters."  These  inverse  floaters  are  more  volatile  than conventional  fixed or floating rate  collateralized  obligations,  and their yield and value will  fluctuate in inverse  proportion to changes in the index upon which rate  adjustments  are based.  As a result,  the yield on an inverse  floater will  generally  increase when market yields (as  reflected by the index)  decrease and decrease when market  yields  increase.  The extent of the  volatility of inverse  floaters  depends on the extent of anticipated  changes in market rates of interest.  Generally,  inverse floaters provide for interest rate  adjustments  based upon a multiple of the specified  interest  index,  which further  increases  their  volatility.  The degree  of  additional  volatility  will be  directly  proportional  to the size of the  multiple  used in  determining  interest  rate adjustments.  Currently, the Fund does not intend to invest more than 5% of its net assets in inverse floaters.

..........For an additional  discussion of investing in collateralized  obligations and the risks involved  therein,  see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

Investment  Policies Which May Be Changed  Without  Shareholder  Approval.  The following  limitations  are applicable to the ASAF DeAM
Small-Cap Growth Fund.  These  limitations are not  "fundamental"  restrictions and may be changed without  shareholder  approval.  The
Fund will not:

..........1.       Change  its  policy to invest at least 80% of the value of its  assets in small  capitalization  companies  unless it provides 60 days prior written notice to its shareholders.

         2.       Invest for the purpose of exercising control or management of another issuer.

         3.       Purchase securities of other investment companies, except in compliance with the 1940 Act.

         3.       Invest more than 15% of its net assets in illiquid securities.

ASAF Gabelli Small-CaP Value Fund:

Investment  Objective:  The  investment  objective of the Fund (will be renamed  Strategic  Partners  Small Company Fund) is to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.

Investment Policies:

..........Although  primarily all of the Fund's assets are invested in common  stocks,  the Fund may invest in  convertible  securities, corporate  debt  securities  and  preferred  stocks.  The  fixed-income  securities in which the Fund may invest  include,  but are not limited to, those described  below. See this SAI under "Certain Risk Factors and Investment  Methods," for an additional  discussion of debt obligations.

..........U.S.  Government  Obligations.  Bills,  notes, bonds and other debt securities issued by the U.S.  Treasury.  These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

..........U.S.  Government  Agency  Securities.  Issued or guaranteed by U.S.  Government  sponsored  enterprises and federal  agencies.
These include securities issued by the Federal National Mortgage Association,  Government National Mortgage  Association,  Federal Home
Loan Bank,  Federal Land Banks,  Farmers Home  Administration,  Banks for  Cooperatives,  Federal  Intermediate  Credit Banks,  Federal
Financing Bank, Farm Credit Banks, the Small Business  Association,  and the Tennessee Valley  Authority.  Some of these securities are supported  by the  full  faith  and  credit  of the  U.S.  Treasury;  and  the  remainder  are  supported  only  by the  credit  of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

..........Bank  Obligations.  Certificates of deposit,  bankers'  acceptances,  and other short-term debt  obligations.  Certificates of deposit are  short-term  obligations  of  commercial  banks.  A bankers'  acceptance  is a time draft drawn on a  commercial  bank by a borrower,  usually in  connection  with  international  commercial  transactions.  Certificates  of deposit  may have fixed or variable rates.  The Fund may invest in U.S. banks,  foreign  branches of U.S. banks,  U.S.  branches of foreign banks,  and foreign branches of foreign banks.

..........Short-Term  Corporate Debt  Securities.  Outstanding  nonconvertible  corporate debt securities  (e.g.,  bonds and debentures)
which have one year or less remaining to maturity.  Corporate notes may have fixed, variable, or floating rates.

..........Commercial Paper.  Short-term  promissory notes issued by corporations  primarily to finance short-term credit needs.  Certain notes may have floating or variable rates.

..........Foreign  Government  Securities.  Issued  or  guaranteed  by  a  foreign  government,  province,  instrumentality,   political
subdivision or similar unit thereof.

..........Savings and Loan  Obligations.  Negotiable  certificates of deposit and other  short-term debt obligations of savings and loan associations.

..........Supranational  Entities.  The  Fund  may  also  invest  in the  securities  of  certain  supranational  entities,  such as the
International Development Bank.

..........Lower-Rated  Debt  Securities.  The Fund's  investment  program  permits it to purchase  below  investment  grade  securities, commonly  referred to as "junk  bonds." The Fund will not purchase a junk bond if  immediately  after such purchase the Fund would have more than 5% of its total  assets  invested in such  securities.  Since  investors  generally  perceive  that there are  greater  risks associated with investment in lower quality  securities,  the yields from such securities  normally exceed those obtainable from higher quality securities.  However,  the principal value of lower-rated  securities  generally will fluctuate more widely than higher quality securities.  Lower  quality  investments  entail a higher risk of default -- that is, the  nonpayment  of interest and principal by the issuer than higher quality  investments.  Such securities are also subject to special risks,  discussed below.  Although the Fund seeks to reduce risk by  portfolio  diversification,  credit  analysis,  and  attention to trends in the economy,  industries  and  financial markets,  such efforts will not eliminate all risk.  There can, of course,  be no assurance  that the Fund will achieve its  investment objective.

..........After  purchase by the Fund,  a debt  security may cease to be rated or its rating may be reduced  below the minimum  required for purchase by the Fund.  Neither  event will require a sale of such  security by the Fund.  However,  the  Sub-advisor  will consider such event in its  determination  of whether the Fund should  continue to hold the  security.  To the extent that the ratings  given by
Moody's  or S&P may  change as a result of  changes  in such  organizations  or their  rating  systems,  the Fund will  attempt  to use comparable ratings as standards for investments in accordance with the investment policies contained in the Company's Prospectus.

..........Junk bonds are regarded as  predominantly  speculative with respect to the issuer's  continuing  ability to meet principal and interest payments.  Because  investment in low and lower-medium  quality bonds involves greater investment risk, to the extent the Fund invests in such bonds,  achievement of its investment  objective will be more dependent on the Sub-advisor's credit analysis than would be the case if the Fund was investing in higher  quality  bonds.  For a discussion of the special  risks  involved in low-rated  bonds, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

..........Writing  Covered  Call  Options.  The Fund may write (sell)  American or European  style  "covered"  call options and purchase options  to close out  options  previously  written  by the Fund.  In writing  covered  call  options,  the Fund  expects  to  generate additional  premium  income which  should  serve to enhance the Fund's  total return and reduce the effect of any price  decline of the security or currency  involved in the option.  Covered call options will  generally be written on securities or  currencies  which,  in the  Sub-advisor's  opinion,  are not expected to have any major price  increases or moves in the near future but which,  over the long term, are deemed to be attractive investments for the Fund.

..........The Fund will write only  covered  call  options.  This means that the Fund will own the  security or currency  subject to the option or an option to purchase the same underlying  security or currency,  having an exercise price equal to or less than the exercise price of the "covered" option,  or will establish and maintain with its custodian for the term of the option, an account  consisting of cash or other liquid assets having a value equal to the fluctuating market value of the optioned securities or currencies.

..........Fund  securities  or  currencies  on which call  options may be written will be  purchased  solely on the basis of  investment considerations  consistent  with the Fund's  investment  objective.  The writing of covered call options is a  conservative  investment technique  believed to involve  relatively little risk (in contrast to the writing of naked or uncovered  options,  which the Fund will not do),  but capable of enhancing  the Fund's total  return.  When writing a covered call option,  a fund,  in return for the premium, gives up the  opportunity  for profit from a price  increase in the  underlying  security or currency  above the  exercise  price,  but conversely  retains  the risk of loss  should  the price of the  security  or  currency  decline.  Unlike  one who owns  securities  or currencies  not  subject to an option,  the Fund has no control  over when it may be  required  to sell the  underlying  securities  or currencies,  since it may be assigned an exercise  notice at any time prior to the expiration of its obligation as a writer.  If a call option  which the Fund has  written  expires,  the Fund will  realize a gain in the amount of the  premium;  however,  such gain may be offset by a decline in the market  value of the  underlying  security  or  currency  during the option  period.  If the call  option is exercised,  the Fund will realize a gain or loss from the sale of the  underlying  security or  currency.  The Fund does not consider a security  or  currency  covered by a call to be  "pledged"  as that term is used in the Fund's  policy  which  limits the  pledging  or mortgaging of its assets.

..........Call options  written by the Fund will normally  have  expiration  dates of less than nine months from the date  written.  The exercise price of the options may be below,  equal to, or above the current  market values of the  underlying  securities or currencies at the time the options are  written.  From time to time,  the Fund may  purchase an  underlying  security or currency  for delivery in accordance  with an  exercise  notice of a call option  assigned  to it,  rather than  delivering  such  security or currency  from its portfolio.  In such cases, additional costs may be incurred.

..........The premium  received is the market  value of an option.  The premium the Fund will  receive  from  writing a call option will reflect,  among other things, the current market price of the underlying  security or currency,  the relationship of the exercise price to such market price,  the historical  price  volatility of the underlying  security or currency,  and the length of the option period.
Once the decision to write a call option has been made,  the  Sub-advisor,  in determining  whether a particular  call option should be written on a particular  security or currency,  will consider the  reasonableness of the anticipated  premium and the likelihood that a liquid  secondary  market will exist for those  options.  The premium  received by the Fund for writing  covered  call  options will be recorded as a liability of the Fund.  This  liability will be adjusted  daily to the option's  current market value,  which will be the latest sale price at the time at which the net asset value per share of the Fund is  computed  (close of the New York Stock  Exchange), or, in the absence of such sale,  the latest asked price.  The option will be terminated  upon  expiration of the option,  the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

..........The Fund will realize a profit or loss from a closing  purchase  transaction  if the cost of the  transaction  is less or more than the premium  received  from the writing of the  option.  Because  increases  in the market  price of a call option will  generally reflect increases in the market price of the underlying  security or currency,  any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

..........The Fund will not write a covered call option if, as a result,  the  aggregate  market value of all  portfolio  securities  or currencies  covering call or put options  exceeds 25% of the market value of the Fund's total  assets.  In  calculating  the 25% limit, the Fund will offset,  against the value of assets covering  written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

..........Writing  Covered Put  Options.  The Fund may write  American or European  style  covered put options and  purchase  options to close out options previously written by the Fund.

..........The Fund would write put options only on a covered  basis,  which means that the Fund would  maintain in a segregated  account cash,  U.S.  government  securities or other liquid  high-grade  debt  obligations in an amount not less than the exercise price or the
Fund will own an option to sell the  underlying  security  or  currency  subject to the option  having an  exercise  price  equal to or greater than the exercise  price of the  "covered"  option at all times while the put option is  outstanding.  (The rules of a clearing corporation  currently  require  that such  assets be  deposited  in escrow to secure  payment of the  exercise  price.) The Fund would generally write covered put options in circumstances  where the Sub-advisor wishes to purchase the underlying  security or currency for the Fund at a price lower than the current  market price of the  security or currency.  In such event the Fund would write a put option at an exercise  price which,  reduced by the premium  received on the option,  reflects the lower price it is willing to pay. Since the
Fund would also  receive  interest on debt  securities  or  currencies  maintained  to cover the  exercise  price of the  option,  this technique could be used to enhance current return during periods of market  uncertainty.  The risk in such a transaction  would be that the market price of the  underlying  security or currency  would decline below the exercise  price less the premiums  received.  Such a decline  could be  substantial  and  result in a  significant  loss to the Fund.  In  addition,  the Fund,  because it does not own the specific  securities or currencies  which it may be required to purchase in exercise of the put, cannot benefit from  appreciation,  if any, with respect to such specific securities or currencies.

..........The Fund will not write a covered put option if, as a result,  the  aggregate  market  value of all  portfolio  securities  or currencies  covering put or call options  exceeds 25% of the market value of the Fund's total  assets.  In  calculating  the 25% limit, the Fund will offset,  against the value of assets covering  written puts and calls, the value of purchased puts and calls on identical securities or currencies with identical maturity dates.

..........Purchasing  Put Options.  The Fund may purchase  American or European  style put options.  As the holder of a put option,  the
Fund has the right to sell the  underlying  security or currency at the exercise  price at any time during the option period  (American style) or at the expiration of the option  (European  style).  The Fund may enter into closing sale  transactions  with respect to such options,  exercise  them or permit  them to expire.  The Fund may  purchase  put  options  for  defensive  purposes in order to protect against an  anticipated  decline in the value of its  securities  or  currencies.  An example of such use of put options is provided in this SAI under "Certain Risk Factors and Investment Methods."

..........The  premium  paid by the Fund when  purchasing  a put option  will be  recorded  as an asset of the Fund.  This asset will be adjusted daily to the option's  current market value,  which will be the latest sale price at the time at which the net asset value per share of the Fund is computed  (close of New York Stock  Exchange),  or, in the absence of such sale, the latest bid price.  This asset will be terminated  upon  expiration  of the option,  the selling  (writing) of an identical  option in a closing  transaction,  or the delivery of the underlying security or currency upon the exercise of the option.

..........Purchasing  Call  Options.  The Fund may purchase  American or European  style call  options.  As the holder of a call option, the Fund has the right to purchase  the  underlying  security or currency at the  exercise  price at any time during the option  period
(American style) or at the expiration of the option (European  style).  The Fund may enter into closing sale  transactions with respect to such  options,  exercise  them or permit them to expire.  The Fund may  purchase  call  options for the  purpose of  increasing  its current return or avoiding tax  consequences  which could reduce its current  return.  The Fund may also purchase call options in order to acquire the  underlying  securities  or  currencies.  Examples of such uses of call options are provided in this SAI under  "Certain
Risk Factors and Investment Methods."

..........The Fund may also purchase call options on underlying  securities or currencies it owns in order to protect  unrealized  gains on call  options  previously  written by it. A call  option  would be  purchased  for this  purpose  where tax  considerations  make it inadvisable  to realize  such gains  through a closing  purchase  transaction.  Call  options may also be  purchased  at times to avoid realizing losses.

..........Dealer  (Over-the-Counter)  Options.  The Fund may  engage  in  transactions  involving  dealer  options.  Certain  risks  are specific to dealer  options.  While the Fund would look to a clearing  corporation  to exercise  exchange-traded  options,  if the Fund were to  purchase a dealer  option,  it would  rely on the  dealer  from whom it  purchased  the  option to perform if the option  were exercised.  Failure by the dealer to do so would  result in the loss of the  premium  paid by the Fund as well as loss of the  expected benefit of the transaction.  For a discussion of dealer options, see this SAI under "Certain Risk Factors and Investment Methods."

..........Futures Contracts:

..........         Transactions  in Futures.  The Fund may enter into  futures  contracts,  including  stock  index,  interest  rate and currency  futures  ("futures"  or "futures  contracts").  The Fund may also enter into futures on  commodities  related to the types of companies in which it invests,  such as oil and gold futures.  Otherwise the nature of such futures and the regulatory  limitations and risks to which they are subject are the same as those described below.

..........         Stock index futures  contracts may be used to attempt to hedge a portion of the Fund, as a cash  management  tool, or as an efficient  way for the  Sub-advisor  to  implement  either an increase or decrease in  portfolio  market  exposure in response to changing market  conditions.  The Fund may purchase or sell futures contracts with respect to any stock index.  Nevertheless,  to hedge the Fund  successfully,  the Fund must sell  futures  contacts  with  respect to  indices or  subindices  whose  movements  will have a significant correlation with movements in the prices of the Fund's securities.

..........         Interest rate or currency futures  contracts may be used to attempt to hedge against changes in prevailing  levels of interest rates or currency  exchange rates in order to establish more definitely the effective  return on securities or currencies held or intended to be acquired by the Fund.  In this regard,  the Fund could sell interest  rate or currency  futures as an offset  against the effect of expected  increases  in interest  rates or currency  exchange  rates and purchase  such futures as an offset  against the effect of expected declines in interest rates or currency exchange rates.

..........         The Fund will enter into  futures  contracts  which are traded on  national  or foreign  futures  exchanges,  and are standardized  as to  maturity  date and  underlying  financial  instrument.  Futures  exchanges  and  trading in the United  States are regulated  under the Commodity  Exchange Act by the CFTC.  Although  techniques  other than the sale and purchase of futures  contracts could be used for the  above-referenced  purposes,  futures  contracts offer an effective and relatively low cost means of implementing the Fund's objectives in these areas.

..........         Regulatory  Limitations.  The Fund will engage in futures  contracts and options  thereon only for bona fide hedging, yield enhancement, and risk management purposes, in each case in accordance with rules and regulations of the CFTC.

..........         In instances  involving the purchase of futures  contracts or the writing of call or put options thereon by the Fund, an amount of cash or other liquid  assets  equal to the market value of the futures  contracts  and options  thereon  (less any related margin deposits),  will be identified by the Fund to cover the position,  or alternative cover (such as owning an offsetting  position)
will be employed.  Assets used as cover cannot be sold while the position in the  corresponding  option or future is open,  unless they are  replaced  with  similar  assets.  As a result,  the  commitment  of a large  portion of the Fund's  assets as cover  could  impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

..........Options on Futures  Contracts.  The Fund may  purchase  and sell  options on the same types of futures in which it may invest.
As an  alternative to writing or purchasing  call and put options on stock index  futures,  the Fund may write or purchase call and put options on financial  indices.  Such options would be used in a manner  similar to the use of options on futures  contracts.  From time to time, a single order to purchase or sell futures  contracts (or options  thereon) may be made on behalf of the Fund and other mutual funds or portfolios  of mutual funds managed by the  Sub-advisor  or Rowe  Price-Fleming  International,  Inc. Such  aggregated  orders would be allocated among the Fund and such other portfolios  managed by the Sub-advisor in a fair and  non-discriminatory  manner.  See this SAI and Company's  Prospectus  under "Certain Risk Factors and  Investment  Methods" for a description of certain risks in options and future contracts.

..........Additional  Futures  and  Options  Contracts.  Although  the Fund has no current  intention  of engaging in futures or options transactions  other than those  described  above,  it reserves the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.

..........Foreign  Futures and Options.  The Fund is permitted to invest in foreign  futures and options.  For a description  of foreign futures and options and certain risks  involved  therein as well as certain risks involved in foreign  investing,  see this SAI and the
Company's Prospectus under "Certain Risk Factors and Investment Methods."

..........Foreign  Securities.  The Fund may invest in U.S.  dollar-denominated  and non-U.S.  dollar-denominated  securities of foreign issuers.  There are special  risks in foreign  investing.  Certain of these risks are inherent in any  international  mutual fund while others  relate  more to the  countries  in which  the Fund  will  invest.  Many of the risks are more  pronounced  for  investments  in developing or emerging  countries,  such as many of the  countries of Southeast  Asia,  Latin  America,  Eastern  Europe and the Middle
East.  For an  additional  discussion  of certain  risks  involved in investing in foreign  securities,  see this SAI and the Company's
Prospectus under "Certain Risk Factors and Investment Methods."

..........Foreign Currency  Transactions.  A forward foreign  currency  exchange  contract  involves an obligation to purchase or sell a specific  currency at a future date,  which may be any fixed  number of days from the date of the contract  agreed upon by the parties, at a price set at the time of the  contract.  These  contracts  are  principally  traded in the  interbank  market  conducted  directly between  currency  traders  (usually  large,  commercial  banks)  and their  customers.  A forward  contract  generally  has no deposit requirement, and no commissions are charged at any stage for trades.

..........The Fund may enter into  forward  contracts  for a variety of  purposes  in  connection  with the  management  of the  foreign securities  portion of its portfolio.  The Fund's use of such contracts  would  include,  but not be limited to, the following:  First, when the Fund enters into a contract for the purchase or sale of a security  denominated in a foreign currency,  it may desire to "lock in" the U.S.  dollar price of the  security.  Second,  when the  Sub-advisor  believes  that one currency may  experience a substantial movement against another  currency,  including the U.S.  dollar,  it may enter into a forward contract to sell or buy the amount of the former  foreign  currency,  approximating  the value of some or all of the Fund's  securities  denominated  in such  foreign  currency.
Alternatively,  where  appropriate,  the Fund may hedge all or part of its  foreign  currency  exposure  through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective  proxy for other  currencies.  In such a case, the
Fund may enter  into a forward  contract  where the amount of the  foreign  currency  to be sold  exceeds  the value of the  securities denominated  in such  currency.  The use of this basket  hedging  technique  may be more  efficient and  economical  than entering into separate  forward  contracts for each currency held in the Fund. The precise  matching of the forward contract amounts and the value of the securities  involved will not generally be possible since the future value of such securities in foreign  currencies will change as a consequence of market movements in the value of those  securities  between the date the forward contract is entered into and the date it matures.  The  projection  of  short-term  currency  market  movement is  extremely  difficult,  and the  successful  execution of a short-term  hedging strategy is highly  uncertain.  Under normal  circumstances,  consideration  of the prospect for currency  parities will be incorporated into the longer term investment  decisions made with regard to overall  diversification  strategies.  However, the
Sub-advisor  believes that it is important to have the  flexibility to enter into such forward  contracts  when it determines  that the best interests of the Fund will be served.

..........The Fund may enter  into  forward  contracts  for any other  purpose  consistent  with the  Fund's  investment  objective  and policies.  However,  the Fund will not enter into a forward contract,  or maintain  exposure to any such contract(s),  if the amount of foreign  currency  required to be delivered  thereunder  would exceed the Fund's  holdings of liquid assets and currency  available for cover of the forward contract(s).  In determining the amount to be delivered under a contract, the Fund may net offsetting positions.

..........At the maturity of a forward  contract,  the Fund may sell the portfolio  security and make delivery of the foreign  currency, or it may retain the  security and either  extend the maturity of the forward  contract (by  "rolling"  that  contract  forward) or may initiate a new forward contract.

..........If the Fund retains the  portfolio  security and engages in an  offsetting  transaction,  the Fund will incur a gain or a loss
(as  described  below) to the extent that there has been  movement in forward  contract  prices.  If the Fund engages in an  offsetting transaction,  it may  subsequently  enter into a new forward  contract to sell the foreign  currency.  Should  forward  prices  decline during the period between the Fund's  entering into a forward  contract for the sale of a foreign  currency and the date it enters into an offsetting  contract for the purchase of the foreign currency,  the Fund will realize a gain to the extent the price of the currency it has agreed to sell  exceeds the price of the currency it has agreed to  purchase.  Should  forward  prices  increase,  the Fund will suffer a loss to the extent of the price of the  currency it has agreed to purchase  exceeds the price of the currency it has agreed to sell.

..........The Fund's dealing in forward foreign  currency  exchange  contracts will generally be limited to the  transactions  described above.  However,  the Fund  reserves  the right to enter into forward  foreign  currency  contracts  for  different  purposes and under different  circumstances.  Of  course,  the  Fund  is not  required  to  enter  into  forward  contracts  with  regard  to its  foreign currency-denominated  securities  and will not do so unless  deemed  appropriate  by the  Sub-advisor.  It also should be realized that this method of hedging  against a decline in the value of a currency does not eliminate  fluctuations  in the underlying  prices of the securities.  It simply  establishes a rate of exchange at a future date.  Additionally,  although such  contracts  tend to minimize the risk of loss due to a decline  in the value of the  hedged  currency,  at the same time,  they tend to limit any  potential  gain which might result from an increase in the value of that currency.

..........Although  the Fund values its assets  daily in terms of U.S.  dollars,  it does not intend to convert its  holdings of foreign currencies  into  U.S.  dollars  on a daily  basis.  It will do so from  time to time,  and  investors  should be aware of the costs of currency  conversion.  Although  foreign  exchange  dealers do not charge a fee for  conversion,  they do realize a profit based on the difference  (the  "spread")  between the prices at which they are buying and selling  various  currencies.  Thus, a dealer may offer to sell a foreign  currency  to the Fund at one rate,  while  offering a lesser  rate of  exchange  should the Fund  desire to resell that currency to the dealer.  For a discussion  of certain  risk factors  involved in foreign  currency  transactions,  see this SAI and the
Company's Prospectus under "Certain Risk Factors and Investment Methods."

..........Federal Tax Treatment of Options,  Futures Contracts and Forward Foreign Exchange  Contracts.  The Fund may enter into certain option, futures, and forward foreign exchange contracts,  including options and futures on currencies,  which may be treated as Section
1256 contracts and/or part of a straddle.

..........Transactions  which are  considered  Section 1256  contracts  will be  considered to have been closed at the end of the Fund's fiscal year and any gains or losses  will be  recognized  for tax  purposes  at that time.  Gains or losses from the normal  closing or settlement of such contracts,  as well as from the disposition of such contracts,  will be characterized as 60% long-term  capital gain
(taxable at a maximum rate of 15%) or loss and 40% short-term  capital gain or loss  regardless of the holding period of the instrument
(or, in the case of foreign  exchange  contracts,  entirely as ordinary  income or loss).  The Fund will be required to distribute  net gains on such  transactions  to  shareholders  even  though  it may not have  closed  the  transaction  and  received  cash to pay such distributions.

..........Options, futures and forward foreign exchange contracts,  including options and futures on currencies,  which offset a foreign currency  denominated  bond or currency  position (or certain other positions) may be considered  straddles for tax purposes,  in which case a loss on any  position in a straddle  will be subject to deferral to the extent of  unrealized  gain in an  offsetting  position.
The  holding  period of the  securities  or  currencies  comprising  the  straddle  will be deemed not to begin  until the  straddle is terminated.  The holding  period of the  security  offsetting  a written  in-the-money  "qualified  covered  call"  option on an equity security generally will not include the period of time the option is outstanding.

..........Losses on written  covered calls and purchased  puts on  securities,  excluding  certain  "qualified  covered call" options on equity  securities,  may be long-term  capital loss,  if the security  covering the option was held for more than one year prior to the writing of the option.

..........In order for the Fund to continue to qualify for federal  income tax  treatment as a regulated  investment  company,  at least
90% of its gross income for a taxable  year must be derived  from  qualifying  income,  i.e.,  generally  dividends,  interest,  income derived from certain  securities  loans, and gains from the sale of securities or currencies.  There could be legislative,  judicial or administrative  developments  that limit the extent that net gain realized from option,  futures or foreign forward exchange  contracts on currencies is qualifying income for purposes of the 90% requirement.

..........In addition,  entering into certain options,  futures contracts,  or forward contracts may be deemed a "constructive  sale" of offsetting  securities,  which could result in a taxable gain to the Fund.  The Fund would be required to distribute any such gain even though it would not receive proceeds from the sale at the time the option, futures or forward position is entered into.

..........Hybrid  Instruments.  Hybrid Instruments have been developed and combine the elements of futures  contracts,  options or other financial  instruments with those of debt,  preferred  equity or a depository  instrument  (hereinafter  "Hybrid  Instruments).  Hybrid
Instruments  may take a variety of forms,  including,  but not limited to, debt  instruments  with  interest or  principal  payments or redemption  terms  determined  by  reference to the value of a currency or  commodity  or  securities  index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency,  or convertible  securities with the conversion terms related to a particular  commodity.  For a discussion of certain risks involved in investing in hybrid  instruments  see this SAI under "Certain Risk Factors and Investment Methods."

..........Reverse  Repurchase  Agreements.  Although  the Fund has no current  intention,  in the  foreseeable  future,  of  engaging in reverse  repurchase  agreements,  the  Fund  reserves  the  right to do so.  Reverse  repurchase  agreements  are  ordinary  repurchase agreements in which a fund is the seller of, rather than the investor in,  securities,  and agrees to repurchase them at an agreed upon time and price.  Use of a reverse  repurchase  agreement  may be preferable  to a regular sale and later  repurchase of the  securities because it avoids certain market risks and transaction  costs. A reverse  repurchase  agreement may be viewed as a type of borrowing by the Fund.

         Short Sales.  The Fund may,  from time to time,  make short sales of  securities  it owns or has the right to acquire  through conversion or exchange of other  securities it owns (short sales  "against the box").  In a short sale,  the Fund does not  immediately deliver the  securities  sold or receive the proceeds  from the sale.  The Fund may make a short sale against the box in order to hedge against  market risks when it believes  that the price of a security may decline,  affecting the Fund directly if it owns that security or causing a decline in the value of a security owned by the Fund that is convertible into the security sold short.

         To secure its  obligations  to deliver the  securities  sold short,  the Fund will  segregate  assets with its custodian in an amount at least  equal to the value of the  securities  sold  short or the  securities  convertible  into,  or  exchangeable  for,  the securities.  The Fund may close out a short  position by purchasing  and  delivering an equal amount of securities  sold short,  rather than by  delivering  securities  already  held by the Fund,  because  the Fund may want to continue to receive  interest  and  dividend payments on securities in its portfolio that are convertible into the securities sold short.

..........Warrants.  The Fund may acquire  warrants.  For a discussion of certain risks  involved  therein,  see this SAI under "Certain
Risk Factor and Investment Methods."

         Investment in Small,  Unseasoned  Companies.  The Fund may invest in small,  less well-known  companies that have operated for less than three years  (including  predecessors).  The  securities  of such  companies  may have a limited  trading  market,  which may adversely  affect their  disposition and can result in their being priced lower than might  otherwise be the case. If other  investment companies and investors who invest in such issuers  trade the same  securities  when the Fund attempts to dispose of its holdings,  the
Fund may receive lower prices than might otherwise be obtained.

         Corporate  Reorganizations.  In general,  securities of companies engaged in reorganization  transactions sell at a premium to their historic  market price  immediately  prior to the  announcement  of the tender offer or  reorganization  proposal.  However,  the increased  market  price of such  securities  may also  discount  what the stated or appraised  value of the  security  would be if the contemplated  transaction  were  approved  or  consummated.  Such  investments  may be  advantageous  when the  discount  significantly overstates  the risk of the  contingencies  involved,  significantly  undervalues  the  securities,  assets or cash to be  received  by shareholders of the issuer as a result of the  contemplated  transaction,  or fails  adequately to recognize the  possibility  that the offer or proposal  may be replaced  or  superseded  by an offer or proposal of greater  value.  The  evaluation  of such  contingencies requires  unusually  broad  knowledge  and  experience  on the part of the  Sub-advisor,  which must appraise not only the value of the issuer and its component businesses and the assets or securities to be received as a result of the contemplated  transaction,  but also the  financial  resources  and  business  motivation  of the offeror as well as the dynamic of the  business  climate when the offer or proposal is in progress.

         In making such investments,  the Fund will be subject to its diversification and other investment restrictions,  including the requirement  that,  except with respect to 25% of its assets,  not more than 5% of its assets may be invested in the  securities of any issuer (see this SAI under  "Fundamental  Investment  Restrictions").  Because such  investments  are ordinarily  short term in nature, they will tend to increase the Fund's portfolio  turnover rate, thereby  increasing its brokerage and other transaction  expenses.  The
Sub-advisor  intends to select  investments of the type described that, in its view, have a reasonable  prospect of capital growth that is significant in relation to both the risk involved and the potential of available alternate investments.

..........Lending  of Fund  Securities.  Securities  loans are made to  broker-dealers  or  institutional  investors  or other  persons, pursuant to agreements  requiring that the loans be continuously  secured by collateral at least equal at all times to the value of the securities  lent,  marked to market on a daily basis.  The  collateral  received  will consist of cash or U.S.  government  securities.
While the  securities  are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the  securities,  as well as interest on the investment of the  collateral or a fee from the borrower.  The Fund has a right to call each loan and obtain the  securities on three  business  days' notice or, in connection  with  securities  trading on foreign  markets, within such longer period of time which  coincides  with the normal  settlement  period for  purchases and sales of such  securities in such  foreign  markets.  The Fund will not have the right to vote  securities  while  they are being  lent,  but it will call a loan in anticipation of any important vote. The risks in lending  portfolio  securities,  as with other  extensions of secured credit,  consist of  possible  delay in  receiving  additional  collateral  or in the  recovery  of the  securities  or  possible  loss of rights in the collateral  should the borrower fail  financially.  Loans will only be made to firms deemed to be of good standing and will not be made unless the consideration to be earned from such loans would justify the risk.

..........When-Issued  Securities and Forward  Commitment  Contracts.  The Fund may purchase  securities on a  "when-issued"  or delayed delivery basis and may purchase  securities on a forward  commitment  basis.  Any or all of the Fund's  investments in debt  securities may be in the form of  when-issueds  and forwards.  The price of such  securities,  which may be expressed in yield terms,  is fixed at the time the  commitment  to purchase is made,  but delivery  and payment take place at a later date.  Normally,  the  settlement  date occurs  within 90 days of the  purchase  for  when-issueds,  but may be  substantially  longer  for  forwards.  The Fund will cover its commitments  with respect to these  securities by maintaining cash and/or other liquid assets with its custodian bank equal in value to these  commitments  during the time between the purchase  and the  settlement.  Such  segregated  securities  either will mature or, if necessary,  be sold on or before the settlement  date. For a discussion of these  securities and the risks involved  therein,  see this
SAI under "Certain Risk Factors and Investment Methods."

..........Money  Market  Securities.  The Fund will hold a certain  portion of its assets in U.S. and foreign  dollar-denominated  money market securities, including repurchase agreements, rated in the two highest rating categories, maturing in one year or less.

         Investment  Opportunities  and  Related  Limitations.  Affiliates  of the  Sub-advisor  may, in the  ordinary  course of their business,  acquire  for their own  account or for the  accounts of their  advisory  clients,  significant  (and  possibly  controlling)
positions in the  securities  of companies  that may also be suitable for  investment  by the Fund.  The  securities  in which the Fund might invest may thereby be limited to some extent.  For  instance,  many  companies in the past several  years have adopted  so-called
"poison pill" or other  defensive  measures  designed to discourage or prevent the completion of  non-negotiated  offers for control of the company.  Such  defensive  measures  may have the effect of limiting the shares of the company that might  otherwise be acquired by the Fund if the  affiliates  of the  Sub-advisor  or their  advisory  accounts  have or  acquire  a  significant  position  in the same securities.  However,  the Sub-advisor  does not believe that the investment  activities of its affiliates will have a material adverse effect  upon the Fund in seeking to achieve  its  investment  objectives.  In  addition,  orders for the Fund  generally  are  accorded priority  of  execution  over orders  entered on behalf of  accounts in which the  Sub-advisor  or its  affiliates  have a  substantial pecuniary  interest.  The Fund may invest in the securities of companies that are investment  management  clients of the  Sub-advisor's affiliates.  In addition,  portfolio  companies or their officers or directors may be minority  shareholders  of the Sub-advisor or its affiliates.

..........Investment  Policies  Which May Be Changed  Without  Shareholder  Approval.  The following  limitations  are applicable to the
ASAF Gabelli  Small-Cap Value Fund.  These  limitations are not  "fundamental"  restrictions and may be changed by the Directors of the
Company without shareholder approval.  The Fund will not:

..........1.       Change  its  policy to invest at least 80% of the value of its  assets in small  capitalization  companies  unless it provides 60 days prior written notice to its shareholders.

..........2.       Purchase additional securities when money borrowed exceeds 5% of its total assets;

..........3.       Invest in companies for the purpose of exercising management or control;

..........4.       Purchase a futures  contract  or an option  thereon if, with  respect to  positions  in futures or options on futures which do not represent bona fide hedging,  the aggregate  initial margin and premiums on such options would exceed 5% of the Fund's net asset value;

..........5.       Purchase illiquid  securities if, as a result,  more than 15% of its net assets would be invested in such securities.
Securities eligible for resale under Rule 144A of the 1933 Act may be subject to this 15% limitation;

..........6.       Purchase securities of open-end or closed-end  investment  companies except in compliance with the Investment Company
Act of 1940 or the  conditions  of any order of  exemption  from the SEC  regarding  the purchase of  securities  of money market funds managed by the Sub-advisor or its affiliates;

..........7.       Purchase  securities  on margin,  except (i) for use of  short-term  credit  necessary  for clearance of purchases of portfolio  securities  and  (ii)  the Fund may  make  margin  deposits  in  connection  with  futures  contracts  or other  permissible investments;

..........8.       Mortgage,  pledge,  hypothecate  or,  in any  manner,  transfer  any  security  owned  by the  Fund as  security  for indebtedness  except as may be necessary in connection with permissible  borrowings or investments and then such  mortgaging,  pledging or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of borrowing or investment;

..........9.       Invest in puts,  calls,  straddles,  spreads,  or any  combination  thereof,  except to the extent  permitted  by the
Company's Prospectus and this SAI;

..........10.      Sell  securities  short,  except that the Fund may make short sales if it owns the  securities  sold short or has the right to acquire such securities through conversion or exchange of other securities it owns; or

..........11.      Invest in  warrants  if, as a result  thereof,  more  than 10% of the  value of the net  assets of the Fund  would be invested  in  warrants,  except  that this  restriction  does not apply to  warrants  acquired  as a result of the  purchase of another security.  For purposes of these percentage limitations, the warrants will be valued at the lower of cost or market.

ASAF Goldman Sachs Mid-Cap Growth Fund:

Investment  Objective:  The  investment  objective  of the Fund (will be renamed  Strategic  Partners  Mid-Cap  Growth Fund) is to seek long-term growth of capital.

Investment Policies:

..........Foreign  Securities.  The Fund may invest up to 25% of its net assets in foreign securities  denominated in foreign currencies and not publicly  traded in the United  States.  Investing in securities of foreign  issuers  generally  involves  risks not ordinarily associated with investing in securities of domestic  issuers.  For a discussion of the risks involved in foreign  securities,  see this
SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

..........Depositary  Receipts.  The Fund may invest in sponsored and  unsponsored  American  Depositary  Receipts  ("ADRs"),  which are described in the Company's  Prospectus  under "Certain Risk Factors and  Investment  Methods."  Holders of  unsponsored  ADRs generally bear all the costs of the ADR facility,  whereas  foreign  issuers  typically  bear certain costs in a sponsored ADR. The bank or trust company  depositary  of an  unsponsored  ADR may be under no  obligation to  distribute  shareholder  communications  received from the foreign  issuer  or to pass  through  voting  rights.  The Fund may also  invest  in  European  Depositary  Receipts  ("EDRs"),  Global
Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies.

..........Investment Company  Securities.  From time to time, the Fund may invest in securities of other investment  companies,  subject to the  provisions  of Section  12(d)(1)  of the 1940 Act.  The Fund may invest in  securities  of money  market  funds  managed by the
Sub-advisor in excess of the  limitations of Section  12(d)(1)  under the terms of an SEC exemptive  order obtained by the  Sub-advisor and the funds that are advised or sub-advised by the Sub-advisor.

..........Municipal  Obligations.  The Fund may invest in municipal  obligations  issued by states,  territories  and possessions of the
United  States and the  District  of  Columbia.  The value of  municipal  obligations  can be  affected  by changes in their  actual or perceived  credit quality.  The credit quality of municipal  obligations can be affected by among other things the financial  condition of the issuer or guarantor,  the issuer's future borrowing plans and sources of revenue,  the economic  feasibility of the revenue bond project or general  borrowing  purpose,  political  or  economic  developments  in the region  where the  security  is issued,  and the liquidity of the security.  Because  municipal  securities are generally traded  over-the-counter,  the liquidity of a particular issue often depends on the  willingness  of dealers to make a market in the  security.  The liquidity of some  municipal  obligations  may be enhanced  by  demand  features,  which  would  enable  the Fund to demand  payment  on short  notice  from the  issuer  or a  financial intermediary.

..........Income-Producing  Securities.  Types of  income-producing  securities that the Fund may purchase include,  but are not limited to, (i) variable and floating rate  obligations,  which are securities having interest rates that are adjusted  periodically  according to a specified  formula,  usually with  reference to some interest rate index or market  interest  rate,  and (ii) tender option bonds, which are relatively  long-term bonds that are coupled with the agreement of a third party (such as a broker,  dealer or bank) to grant the holders of such  securities the option to tender the securities to the  institution  at periodic  intervals.  Variable and floating rate  obligations  often carry  demand  features  permitting  the holder to demand  payment of  principal  at any time or at  specified intervals  prior to maturity.  The Fund may also  acquire  standby  commitments,  which are  instruments  similar to puts that give the holder the option to obligate a broker,  dealer or bank to repurchase a security at a specified  price.  The Fund will purchase standby commitments,  tender option bonds and  instruments  with demand  features  primarily for the purpose of increasing the liquidity of its portfolio.  The Fund may also  invest in inverse  floaters,  which are debt  instruments  the  interest  on which  varies in an inverse relationship  to the interest rate on another  security.  If movements in interest rates are  incorrectly  anticipated,  the Fund could lose money or its net asset value  could  decline by the use of inverse  floaters.  The Fund will not invest more than 5% of its assets in inverse  floaters.  The Fund may also invest in strip bonds,  which are debt securities that are stripped of their interest (usually by a financial  intermediary)  after the securities  are issued.  The market value of these  securities  generally  fluctuates  more in response to changes in interest rates than interest-paying securities of comparable maturity.

..........Zero  Coupon,  Step  Coupon and  Pay-In-Kind  Securities.  The Fund may invest in zero  coupon,  pay-in-kind  and step  coupon securities.  Zero coupon  bonds are  described  in this SAI under  "Certain  Risk Factors and  Investment  Methods."  Step coupon bonds trade at a discount  from their face value and pay coupon  interest.  The coupon rate is low for an initial  period and then  increases to a higher coupon rate  thereafter.  The discount from the face amount or par value depends on the time remaining  until cash payments begin,  prevailing  interest  rates,  liquidity of the security  and the  perceived  credit  quality of the issuer.  Pay-in-kind  bonds normally  give the issuer an option to pay cash at a coupon  payment  date or give the holder of the  security a similar  bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

         Generally,  the market  prices of zero coupon,  step coupon and  pay-in-kind  securities  are more volatile than the prices of securities that pay interest  periodically  and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt  securities  having  similar  maturities  and credit  quality.  Additionally,  the Fund may have to sell  portfolio holdings so that it is able to distribute cash in order to satisfy current federal tax law  requirements to distribute  income accrued, but not actually received,  on zero coupon, step coupon and pay-in-kind  securities.  This may cause the Fund to incur capital gains or losses on such sales,  as well as reduce the assets to which Fund  expenses  could be  allocated  and reduce the rate of return for the
Fund.  For  additional  discussion  of potential  tax  consequences  of investing  in zero coupon  securities,  see this SAI under "Tax
Considerations."

..........High-Yield/High-Risk  Securities.  The Fund may  invest in bonds  that are rated  below  investment  grade.  The Fund may also invest in unrated debt  securities of foreign and domestic  issuers.  Unrated debt,  while not  necessarily of lower quality than rated securities,  may not have as broad a market.  Because of the size and  perceived  demand of the issue,  among  other  factors,  certain municipalities  may not incur the costs of obtaining a rating.  The Sub-advisor  will analyze the  creditworthiness  of the issuer,  as well as any financial  institution or other party responsible for payments on the security,  in determining whether to purchase unrated municipal  bonds.  Unrated  bonds will be  included  in those bonds rated below  investment  grade  unless the  Sub-advisor  deems such securities to be the equivalent of investment  grade  securities.  For a description of these  securities and a discussion of the risks involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

..........The Fund may purchase defaulted  securities subject to the above limits,  but only when the Sub-advisor  believes,  based upon its analysis of the  financial  condition,  results of  operations  and  economic  outlook of an issuer,  that there is  potential  for resumption of income  payments and that the securities  offer an unusual  opportunity  for capital  appreciation.  Notwithstanding  the
Sub-advisor's  belief as to the resumption of income,  however,  the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk.  Such risk includes, among other things, the following:

..........         Financial and Market Risks.  Investments  in  securities  that are in default  involve a high degree of financial and market risks that can result in substantial  or, at times,  even total losses.  Issuers of defaulted  securities  may have  substantial capital needs and may become  involved in bankruptcy or  reorganization  proceedings.  Among the problems  involved in  investments  in such issuers is the fact that it may be difficult to obtain  information  about their  condition.  The market  prices of  securities of such issuers also are subject to abrupt and erratic  movements and above average price  volatility,  and the spread between the bid and asked prices of such securities may be greater than normally expected.

..........         Disposition of Portfolio  Securities.  Although the Fund generally will purchase securities for which the Sub-advisor expects an active market to be  maintained,  defaulted  securities  may be less  actively  traded than other  securities  and it may be difficult to dispose of  substantial  holdings of such  securities at prevailing  market  prices.  The Fund will limit  holdings of any such  securities to amounts that the Sub-advisor  believes could be readily sold, and holdings of such securities  would, in any event, be limited so as not to limit the Portfolio's ability to readily dispose of securities to meet redemptions.

..........         Other.  Defaulted  securities  require active  monitoring and may, at times,  require  participation in bankruptcy or receivership proceedings on behalf of the Fund.

..........Reverse  Repurchase  Agreements.  The Fund may use reverse  repurchase  agreements to provide cash to satisfy  unusually heavy redemption  requests or for other temporary or emergency  purposes without the necessity of selling  portfolio  securities,  or to earn additional  income on portfolio  securities,  such as Treasury bills or notes. The Fund will enter into reverse  repurchase  agreements only with parties that the Sub-advisor  deems  creditworthy.  Using reverse  repurchase  agreements to earn additional  income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse  repurchase  agreement  transaction.
This technique may also have a leveraging  effect on the Fund,  although the requirement for the Fund to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

..........For an additional  discussion of reverse  repurchase  agreements and their risks, see the Company's  Prospectus under "Certain
Risk Factors and Investment Methods."

..........Futures,  Options and Forward  Contracts.  The Fund may enter into futures  contracts on securities,  financial  indices,  and foreign currencies and options on such contracts,  and may invest in options on securities,  financial indices, and foreign currencies, and forward  contracts.  The Fund will not enter into any futures  contracts or options on futures contracts if the aggregate amount of the Fund's  commitments under outstanding  futures contract positions and options on futures contracts written by the Fund would exceed the market value of the Fund's total assets.  The Fund may invest in forward  currency  contracts with stated values of up to the value of the Fund's assets.

..........The Fund may buy or write options that are traded on United States and foreign securities  exchanges and  over-the-counter  on the types of  securities,  and on indices  based on the types of  securities,  in which the Fund is permitted to invest  directly.  The
Fund will effect  over-the-counter  options  transactions  only with  investment  dealers  and other  financial  institutions  (such as commercial  banks or savings and loan  institutions)  deemed  creditworthy  by the  Sub-advisor  pursuant to procedures  adopted by the
Sub-advisor for monitoring the  creditworthiness  of those entities.  To the extent that an option  purchased or written by the Fund in a negotiated  transaction is illiquid,  the value of the option  purchased or the amount of the Fund's  obligations  under an option it has written,  as the case may be, will be subject to the Fund's  limitation on illiquid  investments.  In the case of illiquid options, it may not be possible for the Fund to effect an offsetting  transaction  when the Sub-advisor  believes it would be  advantageous  for the Fund to do so. For a description of these  strategies and  instruments  and certain of their risks,  see this SAI and the Company's
Prospectus under "Certain Risk Factors and Investment Methods."

..........Eurodollar  Instruments.  The  Fund  may  make  investments  in  Eurodollar  instruments.   Eurodollar  instruments  are  U.S.
dollar-denominated  futures  contracts or options  thereon that are linked to the London  Interbank  Offered Rate  ("LIBOR"),  although foreign  currency-denominated  instruments are available from time to time.  Eurodollar futures contracts enable purchasers to obtain a fixed  rate for the  lending  of funds and  sellers  to obtain a fixed  rate for  borrowings.  The Fund  might use  Eurodollar  futures contracts and options  thereon to hedge against changes in LIBOR,  to which many interest rate swaps and  fixed-income  instruments are linked.

..........Swaps and  Swap-Related  Products.  The Fund may enter into interest rate swaps,  caps and floors on either an  asset-based or liability-based  basis,  depending upon whether it is hedging its assets or its liabilities,  and will usually enter into interest rate swaps on a net basis (i.e.,  the two payment  streams are netted out, with the Fund  receiving or paying,  as the case may be, only the net amount of the two payments).  The net amount of the excess,  if any, of the Fund's  obligations  over its entitlement  with respect to each  interest  rate swap will be  calculated  on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued  excess will be  maintained  in a  segregated  account by the Fund's  custodian.  If the Fund enters into an interest rate swap on other than a net basis,  it would  maintain a segregated  account in the full amount  accrued on a daily  basis of its  obligations  with  respect  to the  swap.  The Fund will not  enter  into any  interest  rate  swap,  cap or floor transaction  unless the  unsecured  senior debt or the  claims-paying  ability of the other party  thereto is rated in one of the three highest  rating  categories  of at least one NRSRO at the time of entering  into such  transaction.  The  Sub-advisor  will monitor the creditworthiness  of all  counterparties on an ongoing basis. If there is a default by the other party to such a transaction,  the Fund will have contractual remedies pursuant to the agreements related to the transaction.

..........The swap market has grown  substantially  in recent years with a large  number of banks and  investment  banking  firms acting both as principals and as agents utilizing  standardized  swap  documentation.  The Sub-advisor has determined  that, as a result,  the swap market has become relatively  liquid.  Caps and floors are more recent  innovations for which  standardized  documentation has not yet been  developed  and,  accordingly,  are less liquid than swaps.  To the extent the Fund sells (i.e.,  writes) caps and floors,  it will  segregate  cash or other liquid assets having an aggregate net asset value at least equal to the full amount,  accrued on a daily basis, of its obligations with respect to any caps or floors.

..........There is no limit on the amount of interest rate swap  transactions  that may be entered into by the Fund. These  transactions may in some instances  involve the delivery of securities or other  underlying  assets by the Fund or its counterparty to collateralize obligations  under the swap. Under the  documentation  currently used in those markets,  the risk of loss with respect to interest rate swaps is  limited  to the net  amount of the  payments  that the Fund is  contractually  obligated  to make.  If the other  party to an interest  rate swap that is not  collateralized  defaults,  the Fund  would  risk the loss of the  payments  that it  contractually  is entitled  to  receive.  The Fund may buy and sell  (i.e.,  write)  caps and  floors  without  limitation,  subject  to the  segregation requirement described above.

..........Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF
Goldman Sachs Mid-Cap Growth Fund. These  limitations are not "fundamental"  restrictions,  and may be changed by the Directors without shareholder approval.

..........1.       The Fund will not  change  its  policy to  invest  at least 80% of the value of its  assets in medium  capitalization companies unless it provides 60 days prior written notice to its shareholders.

..........2.       The Fund does not currently  intend to sell securities  short,  unless it owns or has the right to obtain  securities equivalent in kind and amount to the securities sold short without the payment of any additional  consideration  therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

..........3.       The Fund does not currently intend to purchase securities on margin,  except that the Fund may obtain such short-term credits as are necessary for the clearance of  transactions,  and provided that margin  payments and other deposits in connection  with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

..........4.       The Fund may not  mortgage  or  pledge  any  securities  owned or held by the Fund in  amounts  that  exceed,  in the aggregate,  15% of the Fund's net asset value,  provided that this limitation does not apply to reverse repurchase  agreements,  margin and other deposits in connection with transactions in futures,  options,  swaps or forward  contracts,  or the segregation of assets in connection with such contracts.

..........5.       The Fund does not  currently  intend to purchase any security or enter into a repurchase  agreement  if, as a result, more than 15% of its net assets  would be invested in  repurchase  agreements  not  entitling  the holder to payment of  principal  and interest  within  seven days and in  securities  that are  illiquid  by virtue of legal or  contractual  restrictions  on resale or the absence of a readily  available  market.  The  Directors,  or the Fund's  Sub-advisor  acting  pursuant to  authority  delegated by the
Directors,  may determine that a readily  available  market exists for securities  eligible for resale  pursuant to Rule 144A under the
Securities Act of 1933 ("Rule 144A  Securities"),  or any successor to such rule,  Section 4(2)  commercial  paper and municipal  lease obligations.  Accordingly, such securities may not be subject to the foregoing limitation.

..........6.       The Fund may not invest in companies for the purpose of exercising control of management.

ASAF Neuberger Berman Mid-Cap Value Fund:

Investment  Objective:  The  investment  objective  of the Fund (will be renamed  Strategic  Partners  Relative  Value Fund) is to seek capital growth.

Investment Policies:

         Securities  Loans. In order to realize income,  the Fund may lend portfolio  securities with a value not exceeding  33-1/3% of its total assets to banks,  brokerage  firms,  or  institutional  investors  judged  creditworthy  by the  Sub-advisor.  Borrowers  are required  continuously to secure their obligations to return securities on loan from the Fund by depositing  collateral,  which will be marked to market  daily,  in a form  determined to be  satisfactory  by the Directors and equal to at least 100% of the market value of the loaned  securities,  which will also be marked to market daily. The Sub-advisor  believes the risk of loss on these transactions is slight because,  if a borrower were to default for any reason,  the collateral  should satisfy the obligation.  However,  as with other extensions of secured credit,  loans of portfolio  securities involve some risk of loss of rights in the collateral should the borrower fail financially.

         Reverse  Repurchase  Agreements.  In a reverse  repurchase  agreement,  the Fund  sells  portfolio  securities  subject to its agreement to repurchase the  securities at a later date for a fixed price  reflecting a market rate of interest;  these  agreements are considered borrowings for purposes of the Fund's investment  limitations and policies concerning  borrowings.  There is a risk that the counterparty to a reverse repurchase  agreement will be unable or unwilling to complete the transaction as scheduled,  which may result in losses to the Fund.

         Covered Call  Options.  The Fund may write  covered call options on  securities  it owns valued at up to 10% of its net assets and may  purchase  call options in related  closing  transactions.  Generally,  the purpose of writing  these  options is to reduce the effect of price  fluctuations  of  securities  held by the Fund on the Fund's net asset value.  Securities on which call options may be written by the Fund are purchased solely on the basis of investment considerations consistent with the Fund's investment objectives.

         When the Fund writes a call option,  it is obligated to sell a security to a purchaser at a specified  price at any time until a certain date if the  purchaser  decides to exercise  the option.  The Fund  receives a premium for writing the call option.  The Fund writes only  "covered" call options on securities it owns. So long as the  obligation of the writer of the call option  continues,  the writer may be assigned an exercise  notice,  requiring it to deliver the underlying  security  against  payment of the exercise  price.
The Fund may be  obligated  to  deliver  securities  underlying  a call  option at less than the  market  price  thereby  giving up any additional gain on the security.

         When the Fund  purchases a call option,  it pays a premium for the right to purchase a security from the writer at a specified price until a specified date.  A call option would be purchased by the Fund to offset a previously written call option.

         The writing of covered call options is a conservative  investment  technique  believed to involve  relatively  little risk (in contrast to the writing of "naked" or uncovered  call  options,  which the Fund will not do),  but is capable of  enhancing  the Fund's total return.  When writing a covered call option,  the Fund,  in return for the premium,  gives up the  opportunity  for profit from a price increase in the underlying  security above the exercise  price,  but conversely  retains the risk of loss should the price of the security  decline.  If a call option that the Fund has written expires  unexercised,  the Fund will realize a gain in the amount of the premium;  however,  that gain may be offset by a decline in the market value of the underlying  security  during the option period.  If the call option is exercised, the Fund will realize a gain or loss from the sale or purchase of the underlying security.

           The exercise  price of an option may be below,  equal to, or above the market value of the  underlying  security at the time the option is written.  Options  normally have  expiration  dates between three and nine months from the date written.  The  obligation under any option  terminates  upon expiration of the option or, at an earlier time, when the writer offsets the option by entering into a "closing purchase transaction" to purchase an option of the same series.

           Options are traded  both on national  securities  exchanges  and in the  over-the-counter  ("OTC")  market.  Exchange-traded options are issued by a clearing  organization  affiliated with the exchange on which the option is listed;  the clearing  organization in effect  guarantees  completion of, every  exchange-traded  option.  In contrast,  OTC options are contracts between the Fund and its counter-party  with no clearing  organization  guarantee.  Thus,  when the Fund sells or purchases an OTC option,  it generally will be able to "close out" the option prior to its expiration only by entering into a "closing  purchase  transaction" with the dealer to whom or from whom the Fund originally  sold or purchased the option.  The Sub-advisor  monitors the  creditworthiness  of dealers with which the Fund may engage in OTC options,  and will limit  counterparties  in such  transactions  to dealers with a net worth of at least $20 million as reported in their latest  financial  statements.  For an additional  discussion of OTC options and their risks, see this SAI under "Certain Risk Factors and Investment Methods."

           The  premium  received  (or paid) by the Fund when it writes (or  purchases)  an option is the amount at which the option is currently traded on the applicable  exchange,  less (or plus) a commission.  The premium may reflect,  among other things,  the current market price of the underlying  security,  the  relationship of the exercise price to the market price, the historical price volatility of the underlying  security,  the length of the option period,  the general supply of and demand for credit,  and the general  interest rate  environment.  The premium  received by the Fund for writing an option is  recorded  as a  liability  on the Fund's  statement  of assets and liabilities.  This liability is adjusted daily to the option's current market value.

         The Fund pays the brokerage  commissions in connection with purchasing or writing  options,  including those used to close out existing  positions.  These  brokerage  commissions  normally  are higher than those  applicable  to  purchases  and sales of portfolio securities.

         For an  additional  discussion  of options and their risks,  see this SAI and the  Company's  Prospectus  under  "Certain Risk
Factors and Investment Methods."

         Foreign  Securities.  The Fund may invest in U.S.  dollar-denominated  equity and debt  securities  issued by foreign  issuers
(including  governments and  quasi-governments)  and foreign  branches of U.S. banks,  including  negotiable CDs and commercial  paper.
These  investments are subject to the Fund's quality  standards.  While  investments in foreign  securities are intended to reduce risk by providing further  diversification,  such investments  involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities.

         The Fund may invest in equity,  debt,  or other  income-producing  securities  that are  denominated  in or indexed to foreign currencies,  including,  but not limited to (1) common and preferred stocks,  (2) convertible  securities,  (3) CDs,  commercial paper, fixed-time deposits,  and bankers'  acceptances issued by foreign banks, (4) obligations of other corporations,  and (5) obligations of foreign governments,  or their subdivisions,  agencies, and  instrumentalities,  international  agencies,  and supranational  entities.
Risks of investing in foreign currency denominated  securities include (1) nationalization,  expropriation,  or confiscatory  taxation,
(2) adverse changes in investment or exchange control  regulations  (which could prevent cash from being brought back to the U.S.), and
(3)  expropriation  or  nationalization  of foreign  portfolio  companies.  Mail service between the U.S. and foreign  countries may be slower or less reliable than within the United States,  thus  increasing the risk of delayed  settlements of portfolio  transactions or loss of certificates for portfolio securities.  For an additional  discussion of the risks associated with foreign securities,  whether denominated  in U.S.  dollars or foreign  currencies,  see this SAI and the  Company's  Prospectus  under  "Certain  Risk  Factors  and
Investment Methods."

         Prices of foreign  securities  and exchange rates for foreign  currencies may be affected by the interest rates  prevailing in other  countries.  The interest  rates in other  countries  are often  affected by local  factors,  including the strength of the local economy,  the demand for  borrowing,  the  government's  fiscal and  monetary  policies,  and the  international  balance of  payments.
Individual  foreign  economies may differ favorably or unfavorably  from the U.S.  economy in such respects as gross national  product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

         Foreign  markets also have different  clearance and settlement  procedures,  and in certain markets there have been times when settlements  have  been  unable to keep pace  with the  volume  of  securities  transactions,  making  it  difficult  to  conduct  such transactions.  Such delays in settlement  could result in temporary  periods when a portion of the assets of the Fund is uninvested and no return is earned  thereon.  The inability of the Fund to make intended  security  purchases due to settlement  problems  could cause the Fund to miss attractive  investment  opportunities.  Inability to dispose of portfolio  securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio  securities,  or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

         The Fund may invest in foreign  corporate bonds and debentures and sovereign debt instruments  issued or guaranteed by foreign governments,  their agencies or  instrumentalities.  The Fund may invest in lower-rated  foreign debt securities  subject to the Fund's
15%  limitation  on  lower-rated  debt  securities.  Foreign debt  securities  are subject to risks  similar to those of other  foreign securities,  as well as risks  similar to those of other debt  securities,  as  discussed in this SAI and in the  Company's  Prospectus under "Investment Programs of the Funds" and "Certain Risk Factors and Investment Methods."

         In order to limit the risk  inherent in investing in foreign  currency-denominated  securities,  the Fund may not purchase any such security if after such  purchase  more than 10% of its total assets (taken at market value) would be invested in such  securities.
Within such limitation,  however,  the Fund is not restricted in the amount it may invest in securities  denominated in any one foreign currency.

         Foreign  Currency  Transactions.  The Fund may engage in foreign currency  exchange  transactions.  Foreign currency  exchange transactions  will be  conducted  either on a spot (i.e.,  cash) basis at the spot rate  prevailing  in the foreign  currency  exchange
                                                    ----
market, or through entering into forward contracts to purchase or sell foreign  currencies  ("forward  contracts").  The Fund may enter into forward  contracts in order to protect against  uncertainty in the level of future foreign  currency  exchange rates,  and only in amounts not exceeding 5% of the Fund's net assets.

         A forward  contract  involves an obligation to purchase or sell a specific  currency at a future date,  which may be any fixed number of days  (usually  less than one year) from the date of the contract  agreed upon by the parties,  at a price set at the time of the contract.  These contracts are traded in the interbank market conducted  directly between traders (usually large commercial  banks)
and their  customers.  A forward  contract  generally  has no deposit  requirement,  and no  commissions  are  charged at any stage for trades.  Although foreign  exchange  dealers do not charge a fee for conversion,  they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

         When the Fund enters into a contract for the purchase or sale of a security  denominated  in a foreign  currency,  it may wish to "lock in" the U.S.  dollar price of the security.  By entering into a forward  contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security  transactions,  the Fund will be able to protect itself  against a possible  loss.  When the  Sub-advisor  believes  that the  currency  of a  particular  foreign  country may suffer a substantial  decline against the U.S.  dollar,  it may also enter into a forward  contract to sell the amount of foreign currency for a fixed amount of dollars which  approximates the value of some or all of a Fund's securities  denominated in such foreign currency.  The
Fund may also engage in  cross-hedging  by using  forward  contracts  in one  currency to hedge  against  fluctuations  in the value of securities  denominated in a different currency,  when the Sub-advisor  believes that there is a pattern of correlation between the two currencies.

         When the Fund engages in forward  contracts for hedging  purposes,  it will not enter into forward  contracts to sell currency or maintain a net exposure to such contracts if their  consummation  would  obligate the Fund to deliver an amount of foreign  currency in excess of the value of its portfolio  securities or other assets  denominated in that currency.  At the  consummation of the forward contract,  the Fund may either make delivery of the foreign  currency or terminate its contractual  obligation to deliver by purchasing an  offsetting  contract  obligating  it to purchase the same amount of such foreign  currency at the same  maturity  date. If the Fund chooses to make delivery of the foreign currency,  it may be required to obtain such currency through the sale of portfolio  securities denominated  in such  currency  or through  conversion  of other  assets  into such  currency.  If the Fund  engages  in an  offsetting transaction,  it will incur a gain or a loss to the extent that there has been a change in forward  contract  prices.  Closing purchase transactions  with  respect to forward  contracts  are usually made with the  currency  trader who is a party to the  original  forward contract.

         The Fund is not required to enter into such transactions and will not do so unless deemed appropriate by the Sub-advisor.

         Using forward contracts to protect the value of the Fund's portfolio  securities  against a decline in the value of a currency does not eliminate  fluctuations  in the underlying  prices of the  securities.  It simply  establishes a rate of exchange which can be achieved  at some  future  point in time.  The precise  projection  of  short-term  currency  market  movements  is not  possible,  and short-term hedging provides a means of fixing the dollar value of only a portion of the Fund's foreign assets.

         While the Fund may enter forward  contracts to reduce currency  exchange rate risks,  transactions  in such contracts  involve certain other risks.  Thus, while the Fund may benefit from such transactions,  unanticipated  changes in currency prices may result in a poorer  overall  performance  for the Fund than if it had not  engaged in any such  transactions.  Moreover,  there may be  imperfect correlation  between the Fund's holdings of securities  denominated in a particular  currency and forward contracts entered into by the
Fund.  Such  imperfect  correlation  may cause the Fund to sustain  losses  which will  prevent it from  achieving a complete  hedge or expose it to risk of foreign exchange loss.

         The Fund  generally  will not enter into a forward  contract  with a term of greater  than one year.  The Fund may  experience delays in the settlement of its foreign currency transactions.

         When the Fund engages in forward  contracts  for the sale or purchase of  currencies,  the Fund will either cover its position or establish a segregated  account.  The Fund will consider its position  covered if it has  securities in the currency  subject to the forward  contract,  or otherwise has the right to obtain that currency at no additional cost. In the  alternative,  the Fund will place cash,  fixed  income,  or equity  securities  (denominated  in the  foreign  currency  subject to the forward  contract)  in a separate account.  The amounts in such separate  account will equal the value of the Fund's assets which are  committed to the  consummation  of foreign  currency  exchange  contracts.  If the value of the securities  placed in the separate account  declines,  the Fund will place additional  cash or  securities  in the  account  on a daily  basis so that the  value of the  account  will  equal  the  amount of its commitments with respect to such contracts.

         For an additional  discussion of forward foreign currency  exchange  contracts and their risks, see this SAI and the Company's
Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Foreign  Currencies.  The Fund may write and  purchase  covered  call and put  options  on  foreign  currencies  in amounts not  exceeding  5% of its net assets for the purpose of  protecting  against  declines in the U.S.  dollar  value of  portfolio securities  or  increases  in the U.S.  dollar cost of  securities  to be acquired,  or to protect the dollar  equivalent  of dividend, interest,  or other payment on those  securities.  A decline in the dollar value of a foreign  currency in which  portfolio  securities are denominated will reduce the dollar value of such  securities,  even if their value in the foreign  currency  remains  constant.  In order to protect  against  such  decreases  in the value of  portfolio  securities,  the Fund may  purchase  put options on the foreign currency.  If the value of the  currency  declines,  the Fund will have the right to sell such  currency  for a fixed amount of dollars which  exceeds the market  value of such  currency.  This would  result in a gain that may offset,  in whole or in part,  the  negative effect of currency depreciation on the value of the Fund's securities denominated in that currency.

         Conversely,  if the dollar value of a currency in which securities to be acquired by the Fund are denominated  rises,  thereby increasing the cost of such securities,  the Fund may purchase call options on such currency.  If the value of such currency  increases sufficiently,  the Fund will have the right to  purchase  that  currency  for a fixed  amount of dollars  which is less than the market value  of  that  currency.  Such a  purchase  would  result  in a  gain  that  may  offset,  at  least  partially,  the  effect  of any currency-related increase in the price of securities the Fund intends to acquire.

         As in the case of other  types of options  transactions,  however,  the  benefit  the Fund  derives  from  purchasing  foreign currency options will be reduced by the amount of the premium and related  transaction  costs. In addition,  if currency exchange rates do not move in the direction or to the extent  anticipated,  the Fund could sustain losses on transactions in foreign  currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

         The Fund may also write options on foreign  currencies for hedging  purposes.  For example,  if the Sub-advisor  anticipates a decline in the dollar value of foreign  currency  denominated  securities  because of declining  exchange rates,  it could,  instead of purchasing a put option,  write a call option on the relevant  currency.  If the expected  decline occurs,  the option will most likely not be  exercised,  and the decrease in value of portfolio  securities  will be offset,  at least in part, by the amount of the premium received by the Fund.

         Similarly,  the Fund could write a put option on the relevant currency,  instead of purchasing a call option, to hedge against an  anticipated  increase in the dollar cost of  securities to be acquired.  If exchange  rates move in the manner  projected,  the put option  most likely will not be  exercised,  and such  increased  cost will be offset,  at least in part,  by the amount of the premium received.  However,  as in the case of other types of options  transactions,  the writing of a foreign  currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction.

         If  unanticipated  exchange rate  fluctuations  occur, a put or call option may be exercised and the Fund could be required to purchase  or sell the  underlying  currency  at a loss  which may not be fully  offset by the  amount  of the  premium.  As a result of writing options on foreign  currencies,  the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable  movements in currency  exchange rates.  Certain options on foreign  currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

         A call option written on foreign  currency by the Fund is "covered" if the Fund owns the underlying  foreign  currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency  without  additional cash  consideration.  A call option is also covered if the Fund holds a call on the same foreign  currency  for the same  principal  amount as the call written where the exercise  price of the call held is (a) equal to or less than the exercise  price of the call written or (b) greater than the exercise  price of the call  written  if the  amount  of the  difference  is  maintained  by the Fund in cash,  fixed  income or equity securities in a segregated account with its custodian.

         The risks of currency  options are similar to the risks of other  options,  as discussed  above and in this SAI under "Certain
Risk Factors and Investment Methods."

         Cover for Options on Securities,  Forward  Contracts,  and Options on Foreign  Currencies  ("Hedging  Instruments").  The Fund
will comply with SEC staff  guidelines  regarding  "cover" for Hedging  Instruments  and, if the guidelines so require,  set aside in a segregated  account with its  custodian the  prescribed  amount of cash,  fixed  income,  or equity  securities.  Securities  held in a segregated  account cannot be sold while the futures,  option,  or forward strategy covered by those securities is outstanding,  unless they are replaced  with other  suitable  assets.  As a result,  segregation  of a large  percentage  of the Fund's  assets could impede portfolio  management  or the Fund's  ability to meet current  obligations.  The Fund may be unable  promptly to dispose of assets that cover, or are segregated with respect to, an illiquid options or forward position; this inability may result in a loss to the Fund.

         Preferred  Stock.  The Fund may  invest in  preferred  stock.  Unlike  interest  payments  on debt  securities,  dividends  on preferred stock are generally payable at the discretion of the issuer's board of directors,  although  preferred  shareholders may have certain  rights if dividends are not paid.  Shareholders  may suffer a loss of value if dividends are not paid,  and generally  have no legal  recourse  against the issuer.  The market  prices of preferred  stocks are generally  more  sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

         Fixed  Income  Securities.  The Fund may  invest in money  market  instruments,  U.S.  Government  or Agency  securities,  and corporate  bonds and  debentures  receiving one of the four highest  ratings from  Standard & Poor's  Ratings  Group  ("S&P"),  Moody's
Investors Service, Inc. ("Moody's") or any other nationally recognized statistical rating organization  ("NRSRO"),  or, if not rated by any NRSRO,  deemed comparable by the Sub-advisor to such rated securities  ("Comparable  Unrated  Securities").  In addition,  the Fund may invest up to 15% of its net assets,  measured at the time of investment,  in corporate debt securities rated below investment grade or  Comparable  Unrated  Securities.  The ratings of an NRSRO  represent  its opinion as to the quality of  securities it undertakes to rate.  Ratings are not absolute  standards of quality;  consequently,  securities with the same maturity,  coupon,  and rating may have different  yields.  Although  the Fund may rely on the  ratings of any NRSRO,  the Fund  mainly  refers to ratings  assigned by S&P and
Moody's, which are described in Appendix A to this SAI.

         Fixed income  securities  are subject to the risk of an issuer's  inability  to meet  principal  and interest  payments on the obligations  ("credit  risk") and also may be subject to price  volatility  due to such factors as interest  rate  sensitivity,  market perception of the  creditworthiness  of the issuer,  and general market  liquidity  ("market  risk").  Lower-rated  securities are more likely to react to  developments  affecting  market and credit risk than are more highly  rated  securities,  which react  primarily to movements in the general level of interest rates.

         Changes in economic  conditions or developments  regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuer of such  securities to make principal and interest  payments than is the case for  higher-grade  debt securities.  An economic  downturn  affecting the issuer may result in an increased  incidence of default.  The market for  lower-rated securities  may be thinner and less active than for  higher-rated  securities.  Pricing of thinly traded  securities  requires  greater judgment than pricing of securities for which market transactions are regularly reported.

         Convertible  Securities.  The Fund may  invest in  convertible  securities.  A  convertible  security  entitles  the holder to receive  interest  paid or accrued on debt or the  dividend  paid on  preferred  stock  until the  convertible  security  matures or is redeemed,  converted or exchanged.  Before  conversion,  convertible  securities  ordinarily  provide a stream of income with generally higher  yields  than  those of common  stocks  of the same or  similar  issuers,  but lower  than the  yield on  non-convertible  debt.
Convertible  securities are usually  subordinated  to  comparable-tier  nonconvertible  securities but rank senior to common stock in a corporation's  capital structure.  The value of a convertible  security is a function of (1) its yield in comparison with the yields of other  securities of comparable  maturity and quality that do not have a conversion  privilege,  and (2) its worth, at market value, if converted  into the  underlying  common  stock.  Convertible  debt  securities  are  subject  to the  Fund's  investment  policies  and limitations concerning fixed-income investments.

         Convertible  securities  are  typically  issued by  smaller  companies  whose  stock  prices may be  volatile.  The price of a convertible  security often  reflects such  variations in the price of the underlying  common stock in a way that  nonconvertible  debt does not. A  convertible  security may be subject to redemption at the option of the issuer at a price  established  in the  security's governing  instrument.  If a convertible  security held by the Fund is called for  redemption,  the Fund will be required to convert it into the  underlying  common stock,  sell it to a third party or permit the issuer to redeem the  security.  Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objective.

         Commercial  Paper.  Commercial  paper is a short-term  debt security  issued by a corporation,  bank,  municipality,  or other issuer,  usually for purposes  such as  financing  current  operations.  The Fund may invest only in  commercial  paper  receiving  the highest rating from S&P (A-1) or Moody's (P-1), or deemed by the Sub-advisor to be of equivalent quality.

         The Fund may invest in  commercial  paper that cannot be resold to the public  because it was issued under the  exception  for private  offerings in Section 4(2) of the  Securities  Act of 1933.  While such  securities  normally will be  considered  illiquid and subject to the Fund's 15% limitation on investments in illiquid  securities,  the  Sub-advisor may in certain cases determine that such paper is liquid under guidelines established by the Board of Directors.

         Zero  Coupon  Securities.  The  Fund  may  invest  up to 5% of its net  assets  in zero  coupon  securities,  which  are  debt obligations  that do not entitle  the holder to any  periodic  payment of interest  prior to maturity or specify a future date when the securities  begin  paying  current  interest.  Rather,  they are issued and traded at a discount  from their face  amount or par value, which discount  varies  depending on prevailing  interest rates,  the time remaining  until cash payments  begin,  the liquidity of the security, and the perceived credit quality of the issuer.

         The market prices of zero coupon  securities  generally  are more  volatile  than the prices of  securities  that pay interest periodically  and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities  having similar  maturities and credit  quality.  For a discussion of potential tax  consequences of investing in zero coupon  securities,  see this SAI under "Tax Considerations."

         Investment Policies Which May be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF
Neuberger  Berman Mid-Cap Value Fund.  These  limitations are not  fundamental  restrictions,  and can be changed  without  shareholder approval.

         1.       The Fund may not  change  its  policy to invest  at least  80% of the  value of its  assets in medium  capitalization companies unless it provides 60 days prior written notice to its shareholders.

         2.       The Fund may not purchase securities if outstanding borrowings,  including any reverse repurchase agreements,  exceed
5% of its total assets.

         3.       Except for the purchase of debt  securities  and engaging in repurchase  agreements,  the Fund may not make any loans other than securities loans.

         4.       The Fund may not purchase securities on margin from brokers,  except that the Fund may obtain such short-term credits as are necessary for the clearance of securities  transactions.  Margin payments in connection with  transactions in futures  contracts and options on futures  contracts  shall not  constitute  the purchase of  securities  on margin and shall not be deemed to violate the foregoing limitation.

         5.       The Fund may not sell securities short,  unless it owns or has the right to obtain securities  equivalent in kind and amount to the securities sold without  payment of additional  consideration.  Transactions  in futures  contracts and options shall not constitute selling securities short.

         6.       The Fund may not  purchase  any  security  if, as a result,  more than 15% of its net  assets  would be  invested  in illiquid  securities.  Illiquid  securities include securities that cannot be sold within seven days in the ordinary course of business for approximately  the amount at which the Fund has valued the securities,  such as repurchase  agreements  maturing in more than seven days.

         7.       The Fund may not invest more than 10% of the value of its total assets in  securities  of foreign  issuers,  provided that this limitation shall not apply to foreign securities denominated in U.S. dollars.

ASAF INVESCO TECHNOLOGY FUND:

Investment  Objective:  The investment  objective of the Fund (will be renamed Strategic  Partners  Technology Fund) is to seek capital growth by investing primarily in the equity securities of companies engaged in technology-related industries.

Investment Policies:

         Debt  Securities.  Debt securities  include bonds,  notes and other securities that give the holder the right to receive fixed amounts of principal,  interest,  or both on a date in the future or on demand.  Debt  securities are often referred to as fixed income securities,  even if the rate of interest  varies over the life of the security.  The Fund may also invest in stripped debt  securities
(i.e., interest only and principal only securities).

         Although the Fund may invest in debt securities  assigned lower grade ratings by S&P or Moody's,  the Fund's  investments will generally be limited to debt securities  rated B or higher by either S&P or Moody's.  Debt securities  rated lower than B by either S&P or Moody's are usually  considered to be highly  speculative.  The  Sub-advisor  will limit the Fund's  investments to debt  securities that it believes  are not highly  speculative  and that are rated at least CCC by S&P or Caa by  Moody's.  The Fund  expects  that most emerging country debt securities in which it invests will not be rated by U.S. rating services.

         A significant  economic  downturn or increase in interest rates may cause issuers of debt  securities to experience  increased financial  problems which could adversely affect their ability to pay principal and interest,  to meet projected business goals, and to obtain additional  financing.  These conditions more severely impact issuers of lower-rated debt securities.  The Sub-advisor  attempts to limit purchases of lower-rated securities to securities having an established secondary market.

         Although bonds in the lowest  investment  grade debt category  (those rated BBB by S&P, Baa by Moody's or the  equivalent) are regarded as having  adequate  capability to pay  principal  and  interest,  they have  speculative  characteristics.  Adverse  economic conditions or changing  circumstances  are more likely to lead to a weakened  capacity to make principal and interest  payments than is the case for  higher-rated  bonds.  Lower-rated  bonds by  Moody's  (categories  Ba,  B, or Caa) are of  poorer  quality  and also have speculative  characteristics.  Bonds rated Caa may be in default or there may be present  elements of danger with  respect to principal or interest.  Lower-rated  bonds by S&P  (categories  BB, B, or CCC) include  those that are  regarded,  on balance,  as  predominantly speculative  with respect to the  issuer's  capacity to pay interest and repay  principal in  accordance  with their terms.  While such bonds  likely will have some  quality  and  protective  characteristics,  these are  outweighed  by large  uncertainties  or major risk exposures to adverse  conditions.  Bonds having  equivalent  ratings from other ratings services will have  characteristics  similar to those of the  corresponding  S&P and  Moody's  ratings.  For a more  specific  description  of S&P and  Moody's  corporate  bond rating categories,  please refer to the Appendix to this SAI.  Additional  information  about the debt  securities and their risks,  including the risks of  lower-rated  debt  securities,  is included in this SAI and the  Company's  Prospectus  under  "Certain  Risk Factors and
Investment Methods."

         Equity and Convertible Debt Securities.  As discussed in the Company's  Prospectus,  the Fund may invest in common,  preferred and  convertible  preferred  stocks,  and  securities  whose  values are tied to the price of  stocks,  such as  rights,  warrants  and convertible  debt  securities.  Additional  information  about these types of  securities  and their risks is included in the Company's
Prospectus under "Certain Risk Factors and Investment Methods."

         The Fund  seeks to invest in stocks  that  will  increase  in market  value and may be sold for more than the Fund paid to buy them.  Market value is based upon constantly  changing  investor  perceptions of what the company is worth compared to other companies.
Dividends are a factor in the changing  market value of stocks,  but many companies do not pay dividends,  or pay  comparatively  small dividends.  As  discussed  in the  Prospectus,  the  principal  risk of investing  in equity  securities  is that their  market  values fluctuate  constantly,  often due to factors  entirely  outside the control of the Fund or the company  issuing the stock. At any given time, the market value of an equity security may be significantly higher or lower than the amount paid by a Fund to acquire it.

         Owners of preferred  stocks are entitled to dividends  payable  from the  corporation's  earnings,  which in some cases may be
"cumulative" if prior dividends on the preferred stock have not been paid.  Preferred stocks may be  "participating,"  which means that they may be entitled to dividends in excess of the stated dividend in certain cases.

         Rights and warrants are  securities  which  entitle the holder to purchase the  securities of a company  (usually,  its common stock) at a specified  price during a specified  time  period.  The value of a right or warrant is affected by many of the same factors that determine the prices of common stocks.  Rights and warrants may be purchased  directly or acquired in connection  with a corporate reorganization or exchange offer.

         The Fund also may purchase convertible  securities,  including  convertible debt obligations and convertible  preferred stock.
A  convertible  security  entitles the holder to exchange it for a fixed  number of shares of common stock (or other equity  security), usually at a fixed price within a specified  period of time. Until  conversion,  the owner of convertible  securities  usually receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

         A  convertible  security has an  "investment  value",  which is a  theoretical  value  determined  by the yield it provides in comparison with similar securities without the conversion  feature.  Investment value changes are based upon prevailing  interest rates and other  factors.  It also has a  "conversion  value,"  which is the  market  value the  convertible  security  would have if it were exchanged for the  underlying  equity  security.  Convertible  securities may be purchased at varying price levels above or below their investment values or conversion values.

         Conversion  value is a simple  mathematical  calculation that fluctuates  directly with the price of the underlying  security.
However,  if the conversion value is substantially  below  investment  value, the market value of the convertible  security is governed principally by its investment  value. If the conversion  value is near or above  investment  value, the market value of the convertible security  generally will rise above investment  value. In such cases,  the market value of the convertible  security may be higher than its  conversion  value,  due to the  combination  of the  convertible  security's  right to interest (or dividend  preference)  and the possibility of capital  appreciation  from the conversion  feature.  However,  there is no assurance that any premium above  investment value or  conversion  value will be recovered  because  prices  change and, as a result,  the ability to achieve  capital  appreciation through conversion may be eliminated.

         Foreign  Securities.  The Fund may invest in the  securities  of foreign  companies,  or companies  that have their  principal business activities outside the United States,  either directly or through American  Depositary Receipts ("ADRs").  An ADR entitles its holder to all dividends and capital gains on the underlying  foreign  securities,  less any fees paid to the sponsoring  bank.  Foreign securities involve certain risks not associated with investment in U.S.  companies,  which are described in more detail in this SAI and the  Company's  Prospectus  under  "Certain  Risk  Factors and  Investment  Methods."  In addition,  foreign  exchange  markets for the currencies in which the foreign  securities may be traded are affected by the international  balance of payments and other economic and financial conditions,  speculation and other factors, all of which are outside the control of the Fund.  Generally,  the Fund's foreign currency  exchange  transactions will be conducted on a cash or "spot" basis at the spot rate for purchasing or selling currency in the currency exchange markets.

         Investment  Company  Securities.  The Fund may invest in Standard & Poor's Depositary  Receipts  ("SPDRs") and shares of other investment  companies.  SPDRs are investment  companies whose portfolios  mirror the compositions of specific S&P indices,  such as the
S&P 500 and the S&P 400.  SPDRs  are  traded  on the  American  Stock  Exchange.  SPDR  holders  such as the Fund are paid a  "Dividend
Equivalent  Amount" that corresponds to the amount of cash dividends  accruing to the securities held by the SPDR Trust, net of certain fees  and  expenses.  The 1940 Act  limits  investments  in  securities  of other  investment  companies,  such as SPDR  Trusts.  These limitations  include,  among others,  that, subject to certain exceptions,  no more than 10% of the Fund's total assets may be invested in  securities  of other  investment  companies  and no more than 5% of its total assets may be invested in the  securities  of any one investment company.

..........Additional  information  on investing in other  investment  companies  and its risks is included in the  Company's  Prospectus under "Certain Risk Factors and Investment Methods."

         U.S. Government  Securities.  The Fund may, from time to time, purchase debt securities issued by the U.S.  government.  These securities  include  Treasury  bills,  notes and bonds.  Treasury bills have a maturity of one year or less,  Treasury notes  generally have a maturity of one to ten years, and Treasury bonds generally have maturities of more than ten years.

         U.S.  government debt securities also include  securities  issued or guaranteed by agencies or  instrumentalities  of the U.S.
government.  Some obligations of U.S. government  agencies,  such as Government National Mortgage  Association  ("GNMA")  participation certificates,  are  supported by the full faith and credit of the U.S.  Treasury.  GNMA  Certificates  are  mortgage-backed  securities representing part ownership of a pool of mortgage loans.  These loans -- issued by lenders such as mortgage  bankers,  commercial banks and  savings  and loan  associations  -- are either  insured by the  Federal  Housing  Administration  or  guaranteed  by the  Veterans
Administration.  A "pool" or group of such mortgages is assembled  and,  after being approved by GNMA, is offered to investors  through securities  dealers.  Once  approved by GNMA,  the timely  payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S.  government.  (For  additional  information  on  mortgage-backed  securities  and their risks, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods.")

         Other United States  government  debt  securities,  such as  securities  of the Federal Home Loan Banks,  are supported by the right of the  issuer  to borrow  from the  Treasury.  Others,  such as bonds  issued  by Fannie  Mae,  a  federally  chartered  private corporation,  are supported  only by the credit of the  corporation.  In the case of securities not backed by the full faith and credit of the United States,  the Fund must look  principally to the agency issuing or guaranteeing  the obligation in the event the agency or instrumentality  does  not  meet  its  commitments.  The Fund  will  invest  in  securities  of such  instrumentalities  only  when its
Sub-advisor is satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.

         When-Issued  and  Delayed-Delivery  Transactions.  Ordinarily,  the Fund buys and sells  securities on an ordinary  settlement basis.  That means that the buy or sell order is sent,  and the Fund  actually  takes  delivery or gives up physical  possession of the security on the  "settlement  date," which is three business days later.  However,  the Fund also may purchase and sell securities on a when-issued or delayed-delivery basis.

         When-issued  or  delayed-delivery  transactions  occur when  securities  are  purchased  or sold by the Fund and  payment  and delivery  take  place at an  agreed-upon  time in the  future.  The Fund  may  engage  in this  practice  in an  effort  to  secure  an advantageous price and yield.  However,  the yield on a comparable  security available when delivery actually takes place may vary from the yield on the security at the time the when-issued or delayed-delivery transaction was entered into.

..........Additional  information  on  when-issued  and  delayed-delivery  transactions  and their risks is included in this SAI and the
Company's Prospectus under "Certain Risk Factors and Investment Methods."

Futures, Options and Other Financial Instruments.

         General.  As discussed in the Prospectus,  the Sub-adviser may use various types of financial  instruments,  some of which are derivatives,  to attempt to manage  the risk of the  Fund's  investments  or, in certain  circumstances,  for  investment  (e.g.,  as a substitute for investing in securities).  These financial  instruments  include options,  futures contracts  (sometimes  referred to as
"futures"),  forward contracts, swaps, caps, floors and collars (collectively,  "Financial Instruments").  The policies in this section do not apply to other types of instruments  sometimes referred to as derivatives,  such as indexed securities,  and mortgage-backed and other asset-backed securities.

         Hedging  strategies can be broadly  categorized as "short" hedges and "long" or "anticipatory"  hedges. A short hedge involves the use of a Financial  Instrument in order to partially or fully offset  potential  variations in the value of one or more investments held in the Fund's portfolio.  A long or anticipatory  hedge involves the use of a Financial  Instrument in order to partially or fully offset potential  increases in the acquisition  cost of one or more  investments  that the Fund intends to acquire.  In an anticipatory hedge transaction,  the Fund does not already own a corresponding  security.  Rather, it relates to a security or type of security that the Fund intends to acquire.  If the Fund does not  eliminate the hedge by purchasing  the security as  anticipated,  the effect on the
Fund's  portfolio  generally is the same as if a long  position in the security were entered into.  Financial  Instruments  may also be used, in certain circumstances, for investment (e.g., as a substitute for investing in securities).

         Financial  Instruments on individual  securities generally are used to attempt to hedge against price movements in one or more particular  securities  positions  that the Fund already owns or intends to acquire.  Financial  instruments  on indices,  in contrast, generally  are used to attempt to hedge all or a portion of a portfolio  against price  movements of securities  within a market sector in which the Fund has invested or expects to invest.

         The use of Financial  Instruments is subject to applicable  regulations of the SEC, the several  exchanges upon which they are traded,  and the CFTC. In addition,  the Fund's ability to use Financial  Instruments  may be limited by tax  considerations.  See this
SAI under "Tax  Considerations."  In addition to the instruments and strategies  described below, the Sub-advisor may use other similar or related  techniques to the extent that they are  consistent  with the Fund's  investment  objective and permitted by its  investment limitations and applicable regulatory authorities.

         Special Risks.  Financial  Instruments and their use involve special  considerations and risks, certain of which are described below.

         (1) Financial  Instruments  may increase the volatility of the Fund. If the  Sub-advisor  employs a Financial  Instrument that correlates imperfectly with the Fund's investments, a loss could result, regardless of whether or not the intent was to manage risk.

         (2) There might be  imperfect  correlation  between  price  movements  of a Financial  Instrument  and price  movements of the investment(s)  being  hedged.  For example,  if the value of a Financial  Instrument  used in a short hedge  increased by less than the decline  in value of the hedged  investment(s),  the hedge  would not be fully  successful.  This  might be caused by certain  kinds of trading activity that distorts the normal price relationship between the security being hedged and the Financial Instrument.

         The Fund is  authorized  to use options  and  futures  contracts  related to  securities  with  issuers,  maturities  or other characteristics  different  from the  securities  in which it  typically  invests.  This  involves  a risk that the  options or futures position will not track the performance of the Fund's portfolio investments.

         The  direction of options and futures  price  movements  can also diverge from the direction of the movements of the prices of their underlying  instruments,  even if the underlying  instruments match the Fund's  investments well.  Options and futures prices are affected by such factors as current and  anticipated  short-term  interest rates,  changes in volatility of the underlying  instrument, and the time remaining  until  expiration of the contract,  which may not affect security  prices the same way.  Imperfect  correlation may also  result from  differing  levels of demand in the options and futures  markets  and the  securities  markets,  from  structural differences in how options and futures and  securities  are traded,  or from  imposition of daily price  fluctuation  limits or trading halts.  The Fund may take  positions  in options  and futures  contracts  with a greater or lesser  face value than the  securities  it wishes to hedge or intends to purchase in order to attempt to compensate  for  differences  in volatility  between the contract and the securities, although this may not be successful in all cases.

         (3) If  successful,  the  above-discussed  hedging  strategies  can reduce risk of loss by wholly or partially  offsetting the negative  effect of unfavorable  price movements of portfolio  securities.  However,  such  strategies can also reduce  opportunity for gain by offsetting the positive effect of favorable price  movements.  For example,  if the Fund entered into a short hedge because the
Sub-advisor  projected a decline in the price of a security in the Fund's portfolio,  and the price of that security increased instead, the gain  from  that  increase  would  likely be wholly or  partially  offset by a decline  in the value of the short  position  in the
Financial  Instrument.  Moreover,  if the price of the  Financial  Instrument  declined  by more than the  increase in the price of the security, the Fund could suffer a loss.

         (4) As  described  below,  the Fund is required to maintain  assets as "cover,"  maintain  segregated  accounts or make margin payments when they take positions in Financial Instruments  involving  obligations to third parties (i.e.,  Financial Instruments other than  purchased  options).  If the Fund is unable to close out its  positions in such  Financial  Instruments,  it might be required to continue to maintain such assets or segregated accounts or make such payments until the position expired.

         Cover.  Positions  in  Financial  Instruments,  other than  purchased  options,  expose the Fund to an  obligation  to another party.  The Fund will not enter  into any such  transaction  unless  it owns (1) an  offsetting  ("covered")  position  in  securities, currencies or other  options,  futures  contracts or forward  contracts,  or (2) cash or liquid  assets with a value,  market-to-market daily,  sufficient  to cover its  obligations  to the extent not  covered as  provided  in (1)  above.  The Fund will  comply  with SEC guidelines  regarding cover for these  instruments and will, if the guidelines so require,  designate the prescribed  amount of cash or liquid assets as segregated.

         Assets used as cover or held as  segregated  cannot be sold while the position in the  corresponding  Financial  Instrument is open unless they are replaced with other  appropriate  assets.  As a result,  the commitment of a large portion of the Fund's assets to cover or to hold as segregated  could impede  portfolio  management or the Fund's ability to meet redemption  requests or other current obligations.

         Options.  The Fund may engage in certain  strategies  involving  options to attempt to manage the risk of its  investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities).

         The  purchase of call  options can serve as a hedge  against a price rise of the  underlying  security or  instrument  and the purchase of put options can serve as a hedge against a price decline of the  underlying  security or  instrument.  Writing call options can serve as a limited  short  hedge  because  declines  in the value of the  hedged  investment  would be offset to the  extent of the premium  received for writing the option.  Writing put options can serve as a limited long or anticipatory  hedge because  increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option.

         The value of an option position will reflect, among other things, the current market value of the underlying  investment,  the time remaining until  expiration,  the relationship of the exercise price to the market price of the underlying  investment,  the price volatility of the underlying  investment  and general  market and interest rate  conditions.  Options that expire  unexercised  have no value.

         The Fund may  effectively  terminate  its right or  obligation  under an option by entering  into a closing  transaction.  For example,  the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option,  which is known as a closing sale  transaction.  Closing  transactions  permit a Fund to realize profits or limit losses on an option position prior to its  exercise  or  expiration.  If the Fund were unable to effect a closing  transaction  for an option it had  purchased,  it would have to exercise the option to realize any profit.

                  Risks of Options on  Securities.  Options embody the  possibility of large amounts of exposure,  which will result in the Fund's net asset  value being more  sensitive  to changes in the value of the related  investment.  The Fund may  purchase or write both exchange-traded and OTC options.  Exchange-traded  options in the United States are issued by a clearing  organization  affiliated with the exchange on which the option is listed that, in effect,  guarantees  completion of every  exchange-traded  option transaction.
In contrast,  OTC options are contracts  between a fund and its counterparty  (usually a securities  dealer or a bank) with no clearing organization  guarantee.  Failure by the counterparty to make or take delivery of the underlying  investment upon exercise would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit from the transaction.

                  Options  on  Indices.  The risks of  purchasing  and  selling  options  on indices  may be  greater  than  options on securities.  Because  index  options are  settled in cash,  when the Fund  writes a call on an index it cannot  fulfill  its  potential settlement  obligations by delivering the  underlying  securities.  The Fund can offset some of the risk of writing a call index option by holding a diversified  portfolio of securities  similar to those on which the underlying index is based.  However,  the Fund cannot, as a practical matter,  acquire and hold a portfolio  containing exactly the same securities as underlie the index and, as a result, it bears a risk that the value of the securities held will vary from the value of the index.

                  OTC Options.  Unlike  exchange-traded  options,  which are  standardized  with respect to the underlying  instrument, expiration  date,  contract  size,  and strike  price,  the terms of OTC  options  (options  not  traded on  exchanges)  generally  are established  through  negotiation  with the other  party to the option  contract.  While this type of  arrangement  allows a Fund great flexibility to tailor the option to its needs,  OTC options  generally  involve greater risk than  exchange-traded  options,  which are guaranteed by the clearing  organization of the exchange where they are traded.  Generally,  OTC foreign  currency  options used by the
Fund are European-style options.

..........Additional  information about options  transactions and their risks is included in this SAI and the Company's Prospectus under
"Certain Risk Factors and Investment Methods."

         Futures  Contracts  and Options on Futures  Contracts.  The purchase of futures or call options on futures can serve as a long or an anticipatory  hedge,  and the sale of futures or the purchase of put options on futures can serve as a short hedge.  Writing call options on futures  contracts  can serve as a limited  short hedge,  using a strategy  similar to that used for writing call options on securities or indices.  Similarly, writing put options on futures contracts can serve as a limited long or anticipatory hedge.

         In addition,  futures  strategies  can be used to manage the  "duration" (a measure of  anticipated  sensitivity to changes in interest rates,  which is sometimes  related to the weighted average maturity of a portfolio) and associated  interest rate risk of the
Fund's  fixed-income  investments.  If the Sub-advisor  wishes to shorten the duration of the Fund's  fixed-income  investments  (i.e., reduce  anticipated  sensitivity),  the Fund may sell an appropriate debt futures contract or a call option thereon,  or purchase a put option on that futures  contract.  If the Sub-advisor  wishes to lengthen the duration of the Fund's  fixed-income  investments  (i.e., increase  anticipated  sensitivity),  the Fund may buy an appropriate  debt futures  contract or a call option  thereon,  or sell a put option thereon.

         At the inception of a futures  contract,  the Fund will be required to deposit  "initial  margin" in an amount generally equal to 10% or less of the contract  value.  Unlike  margin in  securities  transactions,  initial  margin on futures  contracts and written options  on futures  contracts  does not  represent  a  borrowing  on margin,  but  rather is in the  nature of a  performance  bond or good-faith  deposit  that is returned to the Fund at the  termination  of the  transaction  if all  contractual  obligations  have been satisfied.  Under  certain  circumstances,  such as periods of high  volatility,  the Fund may be  required  to  increase  the level of initial margin deposits.

         If the Fund were unable to liquidate a futures  contract or an option on a futures  contract  position due to the absence of a liquid market or the imposition of price limits,  it could incur  substantial  losses.  The Fund would continue to be subject to market risk with respect to the position.  In addition,  except in the case of purchased  options,  the Fund would  continue to be required to make daily variation  margin  payments and might be required to continue to maintain the position being hedged by the futures  contract or option or to continue to maintain cash or securities in a segregated account.

                  Risks of Futures  Contracts and Options  Thereon.  The spreads at a given time between prices in the cash and futures markets  (including the options on futures  markets),  due to differences  in the natures of those markets,  will fluctuate  based on a number of factors.  For instance,  the liquidity of the futures market depends on participants  entering into  offsetting  transactions rather than making or taking  delivery.  To the extent  participants  decide to make or take delivery,  liquidity in the futures market could be reduced,  thus producing  price  distortion.  Due to the  possibility of distortion,  a hedge may not be successful.  Although stock index futures  contracts do not require physical  delivery,  under  extraordinary  market  conditions,  liquidity of such futures contracts also could be reduced.

..........For  additional  information  on futures  contracts  and options on futures and their  risks,  see this SAI and the  Company's
Prospectus under "Certain Risk Factors and Investment Methods."

                  Index  Futures.  The  price of index  futures  may  move  proportionately  more  than or less  than the  price of the securities  being hedged.  If the price of the index futures moves  proportionately  less than the price of the securities that are the subject  of the  hedge,  the hedge will not be fully  effective.  Assuming  the price of the  securities  being  hedged has moved in an unfavorable  direction,  as anticipated  when the hedge was put into place,  the Fund would be in a better  position than if it had not hedged at all, but not as good as if the price of the index  futures  moved in full  proportion  to that of the hedged  securities.  If the price of the futures  contract moves more than the price of the  securities,  the Fund will  experience  either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge.

         Where index futures are purchased in an anticipatory  hedge, it is possible that the market may decline  instead.  If the Fund then  decides not to invest in the  securities  at that time  because of concern as to  possible  further  market  decline or for other reasons,  it will  realize a loss on the futures  contract  that is not offset by a  reduction  in the price of the  securities  it had anticipated purchasing.

         Foreign  Currency  Hedging  Strategies -- Special  Considerations.  The Fund may use options and futures  contracts on foreign currencies,  as mentioned previously,  and forward currency contracts, as described below, to attempt to hedge against movements in the values of the foreign  currencies in which the Fund's  securities are denominated or, in certain  circumstances,  for investment (e.g., as a substitute for investing in securities  denominated in foreign  currency).  Currency hedges can protect against price movements in a security  that the Fund owns or  intends to acquire  that are  attributable  to changes in the value of the  currency  in which it is denominated.

         The Fund may seek to hedge against price  movements in a particular  currency by entering into  transactions  using  Financial
Instruments  on another  currency or a basket of  currencies,  the value of which the  Sub-advisor  believes will have a high degree of positive  correlation  to the value of the currency  being hedged.  The risk that  movements in the price of the  Financial  Instrument will not correlate  perfectly  with  movements in the price of the currency  subject to the hedging  transaction  may be increased when this strategy is used.

         The value of Financial  Instruments  on foreign  currencies  depends on the value of the underlying  currency  relative to the
U.S. dollar.  Because foreign currency  transactions  occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial  Instruments by the Fund, the Fund could be  disadvantaged by having to deal in the odd-lot market  (generally  consisting of transactions of less than $1 million) for the underlying  foreign  currencies at prices that are less favorable than for round lots.

         There is no  systematic  reporting  of last sale  information  for  foreign  currencies  or any  regulatory  requirement  that quotations  available  through dealers or other market sources be firm or revised on a timely basis.  Quotation  information  generally is  representative  of very large  transactions  in the interbank  market and thus might not reflect odd-lot  transactions  where rates might be less  favorable.  The interbank  market in foreign  currencies  is a global,  round-the-clock  market.  To the extent the U.S.
options or futures  markets  are closed  while the  markets for the  underlying  currencies  remain  open,  significant  price and rate movements might take place in the underlying  markets that cannot be reflected in the markets for the Financial  Instruments until they reopen.

         Settlement of hedging  transactions  involving  foreign  currencies might be required to take place within the country issuing the  underlying  currency.  Thus,  the Fund  might be  required  to accept or make  delivery  of the  underlying  foreign  currency  in accordance with any U.S. or foreign regulations  regarding the maintenance of foreign banking  arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

         Forward Currency  Contracts and Foreign Currency  Deposits.  The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency.

         If the Fund uses forward  currency  contracts to hedge against a decline in the value of existing  investments  denominated in foreign currency,  such a hedge would tend to offset both positive and negative currency fluctuations,  but would not offset changes in security values caused by other factors.  The Fund could also hedge the position by entering into a forward  currency  contract to sell another  currency (or a basket of currencies)  expected to perform  similarly to the currency in which the Fund's existing  investments are  denominated.  This type of hedge  could  offer  advantages  in terms of cost,  yield or  efficiency,  but may not  hedge  currency exposure as  effectively  as a simple hedge  against  U.S.  dollars.  This type of hedge may result in losses if the  currency  used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

         The cost to the Fund of engaging in forward  currency  contracts  will vary with factors such as the  currency  involved,  the length of the contract period and the market  conditions then  prevailing.  When the Fund enters into a forward currency  contract,  it relies on the  counterparty  to make or take  delivery of the  underlying  currency at the  maturity  of the  contract.  Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction.

         As is the case with  futures  contracts,  purchasers  and  sellers of forward  currency  contracts  can enter into  offsetting closing  transactions,  similar to closing  transactions on futures contracts,  by selling or purchasing,  respectively,  an instrument identical to the instrument  purchased or sold.  Secondary  markets  generally do not exist for forward  currency  contracts,  with the result  that  closing  transactions  generally  can be made for  forward  currency  contracts  only by  negotiating  directly  with the counterparty.  Thus,  there  can be no  assurance  that the Fund will in fact be able to close out a  forward  currency  contract  at a favorable  price prior to maturity.  In addition,  in the event of  insolvency of the  counterparty,  the Fund might be unable to close out a forward  currency  contract.  In either event, the Fund would continue to be subject to market risk with respect to the position, and would  continue to be required to maintain a position in securities  denominated  in the foreign  currency or to segregate  cash or liquid assets.

         Forward currency  contracts may substantially  change a fund's  investment  exposure to changes in currency exchange rates and could  result  in  losses  to the Fund if  currencies  do not  perform  as the  adviser  anticipates.  There is no  assurance  that the
Sub-advisor's use of forward currency contracts will be advantageous to the Fund or that it will hedge at an appropriate time.

         The Fund may also purchase and sell foreign currency and invest in foreign currency  deposits.  Currency  conversion  involves dealer spreads and other costs, although commissions usually are not charged.

..........Additional  information about forward currency  contracts and other foreign currency  transactions and their risks is included in this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Combined  Positions.  The Fund may purchase and write options or futures in  combination  with each other,  or in  combination with futures or forward currency contracts,  to manage the risk and return  characteristics of its overall position.  For example,  the
Fund may purchase a put option and write a call option on the same  underlying  instrument,  in order to construct a combined  position whose risk and return  characteristics  are similar to selling a futures  contract.  Another possible  combined  position would involve writing a call option at one strike  price and buying a call option at a lower  price,  in order to reduce the risk of the written call option in the event of a substantial  price increase.  Because combined  options  positions  involve  multiple  trades,  they result in higher transaction costs.

         Turnover.  The Funds' options and futures activities may affect their turnover rates and brokerage  commission  payments.  The exercise  of calls or puts  written by the Fund,  and the sale or  purchase  of  futures  contracts,  may cause it to sell or  purchase related  investments,  thus  increasing its turnover rate.  Once the Fund has received an exercise  notice on an option it has written, it cannot  effect a closing  transaction  in order to  terminate  its  obligation  under the  option and must  deliver  or receive  the underlying  securities  at the  exercise  price.  The  exercise  of puts  purchased  by the  Fund may also  cause  the sale of  related investments,  increasing  turnover.  Although such exercise is within the Fund's  control,  holding a protective  put might cause it to sell the related  investments  for reasons  that would not exist in the  absence of the put.  The Fund will pay a brokerage  commission each time it buys or sells a put or call or  purchases  or sells a futures  contract.  Such  commissions  may be higher than those that would apply to direct purchases or sales.

         Swaps,  Caps,  Floors and  Collars.  The Fund is  authorized  to enter  into  swaps,  caps,  floors  and  collars.  Additional information on swaps,  caps and floors is included in this SAI under "Certain Risk Factors and Investment  Methods." A collar  combines elements of buying a cap and selling a floor.

..........Investment Policies Which May be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF
INVESCO Technology Fund.  These limitations are not fundamental restrictions, and can be changed without shareholder approval.

..........1.       The Fund will not  change  its  policy to invest  at least  80% of the value of its  assets in  securities  issued by technology-related companies unless it provides 60 days prior written notice to its shareholders.

         2.       The Fund may not sell securities short (unless it owns or has the right to obtain  securities  equivalent in kind and amount to the  securities  sold short) or  purchase  securities  on margin,  except that (i) this policy does not prevent the Fund from entering into short positions in foreign currency,  futures contracts,  options,  forward contracts,  swaps, caps, floors,  collars and other financial instruments,  (ii) the Fund may obtain such short-term credits as are necessary for the clearance of transactions,  and
(iii) the Fund may make margin  payments in connection  with futures  contracts,  options,  forward  contracts,  swaps,  caps,  floors, collars and other financial instruments.

         3.       The Fund does not  currently  intend to purchase any security if, as a result,  more than 15% of its net assets would be invested in securities  that are deemed to be illiquid  because they are subject to legal or contractual  restrictions  on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

         4.       The Fund may invest in  securities  issued by other  investment  companies  to the extent that such  investments  are consistent with the Fund's investment objective and policies and permissible under the 1940 Act.

ASAF INVESCO HEALTH SCIENCES FUND:

Investment  Objective:  The  investment  objective of the Fund (will be renamed  Strategic  Partners  Health  Sciences Fund) is to seek growth.  The Fund invests  primarily in the equity  securities of companies  that develop,  produce or distribute  products or services related to health care.

Investment Policies:

..........ADRs.  American  Depositary  Receipts,  or ADRs, are securities  issued by American banks. ADRs are receipts for the shares of foreign  corporations  that are held by the bank issuing the receipt.  An ADR entitles its holder to all dividends and capital gains on the  underlying  foreign  securities,  less any fees paid to the bank.  Purchasing  ADRs  gives the Fund the  ability to  purchase  the functional  equivalent  of foreign  securities  without going to the foreign  securities  markets to do so. ADRs are bought and sold in
U.S. dollars,  not foreign  currencies.  An ADR that is "sponsored" means that the foreign  corporation whose shares are represented by the ADR is actively  involved in the issuance of the ADR, and generally  provides  material  information  about the  corporation to the
U.S. market.  An  "unsponsored"  ADR program means that the foreign  corporation  whose shares are held by the bank is not obligated to disclose material  information in the United States, and, therefore,  the market value of the ADR may not reflect important facts known only to the foreign company.  Since they mirror their underlying  foreign  securities,  ADRs generally have the same risks as investing directly in the underlying foreign securities.

..........Certificates  of Deposit in Foreign  Banks and U.S.  Branches of Foreign  Banks.  The Fund may maintain  time  deposits in and invest in U.S.  dollar  denominated  CDs issued by foreign banks and U.S.  branches of foreign  banks.  The Fund limits  investments in foreign bank  obligations to U.S.  dollar  denominated  obligations  of foreign banks which have more than $10 billion in assets,  have branches or agencies in the U.S., and meet other criteria established by the Company's Directors.

..........The Fund may also invest in bankers'  acceptances,  time  deposits  and  certificates  of deposit of U.S.  branches of foreign banks and foreign  branches  of U.S.  banks.  Investments  in  instruments  of U.S.  branches  of foreign  banks will be made only with branches that are subject to the same regulations as U.S. banks.  Investments in instruments  issued by a foreign branch of a U.S. bank will be made only if the investment  risk  associated  with such  investment is the same as that involving an investment in instruments issued by the U.S.  parent,  with the U.S.  parent  unconditionally  liable in the event that the  foreign  branch  fails to pay on the investment for any reason.

..........Commercial  Paper.  Commercial  paper is the term for  short-term  promissory  notes issued by domestic  corporations  to meet current working capital needs.  Commercial paper may be unsecured by the  corporation's  assets but may be backed by a letter of credit from a bank or other  financial  institution.  The letter of credit  enhances  the  paper's  creditworthiness.  The issuer is  directly responsible  for payment  but the bank  "guarantees"  that if the note is not paid at  maturity  by the  issuer,  the bank will pay the principal and interest to the buyer.  The  Sub-advisor  will consider the  creditworthiness  of the  institution  issuing the letter of credit,  as well as the  creditworthiness  of the issuer of the commercial paper, when purchasing paper enhanced by a letter of credit.
Commercial paper is sold either as interest-bearing or on a discounted basis, with maturities not exceeding 270 days.

..........Debt  Securities.  Debt securities  include bonds,  notes and other securities that give the holder the right to receive fixed amounts  of  principal,  interest,  or both on a date in the  future  or on  demand.  Debt  securities  also are often  referred  to as fixed-income securities, even if the rate of interest varies over the life of the security.

..........Although the Fund may invest in debt securities  assigned lower grade ratings by S&P or Moody's,  the Fund's  investments have generally been limited to debt  securities  rated B or higher by either S&P or Moody's.  Debt  securities  rated lower than B by either
S&P or Moody's are usually considered to be speculative.  At the time of purchase,  the Sub-advisor will limit Fund investments to debt securities which the Sub-advisor believes are not highly speculative and which are rated at least CCC by S&P or Caa by Moody's.

..........A significant  economic  downturn or increase in interest rates may cause issuers of debt  securities to experience  increased financial  problems which could adversely affect their ability to pay principal and interest  obligations,  to meet projected  business goals, and to obtain  additional  financing.  These conditions more severely impact issuers of lower-rated debt securities.  The market for lower-rated straight debt securities may not be as liquid as the market for higher-rated straight debt securities.  Therefore,  the
Sub-advisor attempts to limit purchases of lower-rated securities to securities having an established secondary market.

..........Although bonds in the lowest  investment  grade debt category  (those rated BBB by S&P, Baa by Moody's or the  equivalent) are regarded as having  adequate  capability to pay  principal  and  interest,  they have  speculative  characteristics.  Adverse  economic conditions or changing  circumstances  are more likely to lead to a weakened  capacity to make principal and interest  payments than is the case for  higher-rated  bonds.  Lower-rated  bonds by  Moody's  (categories  Ba, B or Caa)  are of  poorer  quality  and also  have speculative  characteristics.  Bonds rated Caa may be in default or there may be present  elements  of danger  with  respect to include those that are regarded,  on balance,  as  predominantly  speculative  with respect to the issuer's  capacity to pay interest and repay principal in accordance with their terms;  BB indicates the lowest degree of speculation  and CCC a high degree of  speculation.  While such bonds likely will have some quality and  protective  characteristics,  these are outweighed by large  uncertainties  or major risk exposures to adverse  conditions.  Bonds having  equivalent  ratings from other ratings services will have  characteristics  similar to those of the corresponding S&P and Moody's ratings.

..........The Fund may invest in zero coupon bonds,  step-up bonds,  mortgage-backed  securities and  asset-backed  securities.  Step-up bonds  initially  make no (or low) cash  interest  payments  but begin  paying  interest (or a higher rate of interest) at a fixed time after issuance of the bond. The market values of step-up bonds  generally  fluctuate more in response to changes in interest rates than interest-paying  securities of comparable term and quality.  The Fund may be required to distribute  income  recognized on these bonds, even  though  no cash may be paid to the Fund  until  the  maturity  or call  date of a bond,  in order  for the Fund to  maintain  its qualification  as a  regulated  investment  company.  These  required  distributions  could  reduce  the amount of cash  available  for investment by the Fund.

..........Additional information about the debt securities,  mortgage-backed  securities,  asset-backed securities and zero coupon bonds and their risks,  including  the risks of  lower-rated  debt  securities,  is included in this SAI and the Company's  Prospectus  under
"Certain Risk Factors and Investment Methods."

..........Domestic Bank  Obligations.  U.S. banks  (including their foreign  branches) issue  certificates of deposit (CDs) and bankers'
acceptances  which may be  purchased  by the Fund if an issuing  bank has total  assets in excess of $5 billion and the bank  otherwise meets the Fund's credit rating  requirements.  CDs are issued against deposits in a commercial bank for a specified period and rate and are normally  negotiable.  Eurodollar CDs are certificates issued by a foreign branch (usually London) of a U.S. domestic bank, and, as such, the credit is deemed to be that of the domestic bank.  Bankers'  acceptances  are short-term  credit  instruments  evidencing the promise of the bank (by virtue of the bank's  "acceptance")  to pay at maturity a draft  which has been drawn on it by a customer  (the
"drawer").  Bankers' acceptances are used to finance the import,  export,  transfer,  or storage of goods and reflect the obligation of both the bank and the drawer to pay the face amount.  Both types of  securities  are subject to the ability of the issuing bank to meet its obligations,  and are subject to risks common to all debt securities.  In addition,  banker's acceptances may be subject to foreign currency risk and certain other risks of investment in foreign securities.

..........Equity and Convertible Debt Securities.  The Fund may invest in common and preferred  stocks,  and securities whose values are tied to the price of stocks,  such as rights and warrants.  Additional  information  about these types of securities and their risks is included in the Company's Prospectus under "Certain Risk Factors and Investment Methods."

..........The Fund also may purchase convertible  securities including  convertible debt obligations and convertible  preferred stock. A convertible  security  entitles  the holder to exchange it for a fixed  number of shares of common  stock (or other  equity  security), usually at a fixed price within a specified  period of time. Until  conversion,  the owner of convertible  securities  usually receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

..........A  convertible  security  has an  "investment  value"  which is a  theoretical  value  determined  by the yield it provides in comparison with similar securities without the conversion  feature.  Investment value changes are based upon prevailing  interest rates and other  factors.  It also has a  "conversion  value,"  which is the  market  value the  convertible  security  would have if it were exchanged for the  underlying  equity  security.  Convertible  securities may be purchased at varying price levels above or below their investment values or conversion values.

..........Conversion  value is a simple  mathematical  calculation that fluctuates  directly with the price of the underlying  security.
However,  if the  conversion  value is  substantially  below the  investment  value,  the market value of the  convertible  security is governed  principally by its investment  value.  If the conversion  value is near or above  investment  value,  the market value of the convertible  security  generally will rise above investment  value. In such cases, the market value of the convertible  security may be higher than its conversion value, due to the combination of the convertible  security's right to interest (or dividend  preference) and the possibility of capital appreciation from the conversion feature.  However,  there is no assurance that any premium above investment value or  conversion  value will be recovered  because  prices  change and, as a result,  the ability to achieve  capital  appreciation through conversion may be eliminated.

..........Eurobonds and Yankee Bonds.  The Fund may invest in bonds issued by foreign  branches of U.S.  banks  ("Eurobonds")  and bonds issued by a U.S.  branch of a foreign  bank and sold in the United  States  ("Yankee  bonds").  These bonds are bought and sold in U.S.
dollars, but generally carry with them the same risks as investing in foreign securities.

..........Foreign  Securities.  Investments in the securities of foreign  companies,  or companies  that have their  principal  business activities  outside the United States,  involve  certain risks not associated  with investment in U.S.  companies.  Foreign  securities involve  certain  risks not  associated  with  investment  in U.S.  companies,  which are  described in more detail in this SAI and the
Company's Prospectus under "Certain Risk Factors and Investment Methods."

..........Foreign  currency  exchange  rates are  determined  by supply and demand on the foreign  exchange  markets.  Foreign  exchange markets are affected by the international  balance of payments and other economic and financial  conditions,  government  intervention, speculation  and other  factors,  all of which are outside the control of the Fund.  Generally,  the Fund's foreign  currency  exchange transactions  will be conducted on a cash or "spot" basis at the spot rate for purchasing or selling  currency in the foreign  currency exchange markets.

..........Financial  Instruments/Derivatives.  The  Sub-advisor  may use  various  types of  financial  instruments,  some of which  are derivatives,  to attempt to manage  the risk of the  Fund's  investments  or, in certain  circumstances,  for  investment  (e.g.,  as a substitute for investing in securities).  These financial  instruments  include options,  futures contracts  (sometimes  referred to as
"futures"),  forward contracts, swaps, caps, floors and collars (collectively,  "Financial Instruments").  The policies in this section do not apply to other types of instruments  sometimes  referred to as  derivatives,  such as indexed  securities,  mortgage-backed  and other asset-backed securities, and stripped interest and principal of debt.

..........Hedging  strategies can be broadly  categorized as "short" hedges and "long" or "anticipatory"  hedges. A short hedge involves the use of a Financial  Instrument in order to partially or fully offset  potential  variations in the value of one or more investments held in the Fund's portfolio.  A long or anticipatory  hedge involves the use of a Financial  Instrument in order to partially or fully offset potential  increases in the acquisition  cost of one or more  investments  that the Fund intends to acquire.  In an anticipatory hedge transaction,  the Fund does not already own a corresponding  security.  Rather, it relates to a security or type of security that the Fund intends to acquire.  If the Fund does not  eliminate the hedge by purchasing  the security as  anticipated,  the effect on the
Fund's portfolio is the same as if a long position were entered into.

..........Financial  Instruments  may also be used, in certain  circumstances,  for investment  (e.g.,  as a substitute for investing in securities).  Financial  Instruments on individual  securities generally are used to attempt to hedge against price movements in one or more particular  securities positions that the Fund already owns or intends to acquire.  Financial Instruments on indexes, in contrast, generally  are used to attempt to hedge all or a portion of a portfolio  against  price  movements  of the  securities  within a market sector in which the Fund has invested or expects to invest.

..........The use of Financial  Instruments is subject to applicable  regulations of the Securities and Exchange Commission ("SEC"), the
several exchanges upon which they are traded, and the Commodity Futures Trading Commission  ("CFTC").  In addition,  the Fund's ability to use Financial Instruments will be limited by tax considerations.

..........In addition to the instruments and strategies  described  below,  the Sub-advisor may use other similar or related  techniques to the  extent  that they are  consistent  with the Fund's  investment  objective  and  permitted  by its  investment  limitations  and applicable regulatory authorities.

..........Options.  The Fund may engage in certain strategies  involving options to attempt to manage the risk of its investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities).

..........The purchase of call options can serve as a hedge  against a price rise of the  underlier  and the purchase of put options can serve as a hedge against a price  decline of the  underlier.  Writing call options can serve as a limited short hedge because  declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option.

..........Writing  put  options  can serve as a  limited  long or  anticipatory  hedge  because  increases  in the  value of the  hedged investment would be offset to the extent of the premium received for writing the option.

..........The value of an option position will reflect, among other things, the current market value of the underlying  investment,  the time remaining until  expiration,  the relationship of the exercise price to the market price of the underlying  investment,  the price volatility of the underlying  investment  and general  market and interest rate  conditions.  Options that expire  unexercised  have no value.

..........The Fund may  effectively  terminate  its right or  obligation  under an option by entering  into a closing  transaction.  For example,  the Fund may terminate its  obligation  under a call or put option that it had written by purchasing an identical call or put option,  which is known as a closing  purchase  transaction.  Conversely,  the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option,  which is known as a closing sale transaction.  Closing  transactions  permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

..........Options on  Indices.  The risks of  purchasing  and  selling  options on indexes may be greater  than  options on  securities.
Because  index  options  are  settled in cash,  when the Fund  writes a call on an index it cannot  fulfill  its  potential  settlement obligations by delivering the underlying  securities.  The Fund can offset some of the risk of writing a call index option by holding a diversified  portfolio of securities similar to those on which the underlying index is based.  However, the Fund cannot, as a practical matter,  acquire and hold a portfolio  containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

..........OTC Options.  Unlike exchange-traded  options,  which are standardized with respect to the underlying  instrument,  expiration date,  contract size, and strike price,  the terms of OTC options (options not traded on exchanges)  generally are established  through negotiation with the other party to the option  contract.  While this type of arrangement  allows the Fund great  flexibility to tailor the option to its needs,  OTC options  generally  involve  greater  risk than  exchange-traded  options,  which are  guaranteed  by the clearing organization of the exchange where they are traded.

..........Additional  information about options  transactions and their risks is included in this SAI and the Company's Prospectus under
"Certain Risk Factors and Investment Methods."

..........Futures  Contracts  and Options on Futures  Contracts.  The purchase of futures or call options on futures can serve as a long or an anticipatory  hedge,  and the sale of futures or the purchase of put options on futures can serve as a short hedge.  Writing call options on futures  contracts  can serve as a limited  short hedge,  using a strategy  similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long or anticipatory hedge.

..........In addition,  futures  strategies  can be used to manage the  "duration" (a measure of  anticipated  sensitivity to changes in interest rates,  which is sometimes  related to the weighted average maturity of a portfolio) and associated  interest rate risk of the
Fund's fixed-income  portfolio.  If the Sub-Advisor wishes to shorten the duration of the Fund's  fixed-income  portfolio (i.e., reduce anticipated  sensitivity),  the Fund may sell an appropriate debt futures  contract or a call option thereon,  or purchase a put option on that futures  contract.  If the Sub-advisor  wishes to lengthen the duration of the Fund's  fixed-income  portfolio (i.e.,  increase anticipated  sensitivity),  the Fund may buy an  appropriate  debt  futures  contract  or a call option  thereon,  or sell a put option thereon.

..........At the inception of a futures  contract,  the Fund is required to deposit "initial margin" in an amount generally equal to 10%
or less of the contract  value.  Initial  margin must also be deposited  when  writing a call or put option on a futures  contract,  in accordance with applicable  exchange rules.  Subsequent  "variation  margin"  payments are made to and from the futures broker daily as the value of the futures or written  option  position  varies,  a process  known as  "marking-to-market."  Unlike  margin in securities transactions,  initial margin on futures  contracts and written options on futures  contracts does not represent a borrowing on margin, but rather is in the nature of a  performance  bond or  good-faith  deposit  that is  returned  to the Fund at the  termination  of the transaction if all contractual obligations have been satisfied.  Under certain circumstances,  such as periods of high volatility,  the
Fund may be required to increase the level of initial margin deposits.

..........If the Fund were unable to liquidate a futures  contract or an option on a futures  contract  position due to the absence of a liquid market or the imposition of price limits,  it could incur  substantial  losses.  The Fund would continue to be subject to market risk with respect to the position.  In addition,  except in the case of purchased  options,  the Fund would  continue to be required to make daily variation  margin  payments and might be required to continue to maintain the position being hedged by the futures  contract or option or to continue to maintain cash or securities in a segregated account.

..........Index Futures.  For additional  information on futures  contracts and options on futures and their risks, see this SAI and the
Company's  Prospectus  under  "Certain Risk Factors and  Investment  Methods." The price of the index futures may move  proportionately more than or less than the price of the  securities  being hedged.  If the price of the index futures moves  proportionately  less than the price of the  securities  that are the  subject of the  hedge,  the hedge will not be fully  effective.  Assuming  the price of the securities being hedged has moved in an unfavorable  direction,  as anticipated when the hedge was put into place, the Fund would be in a better  position than if it had not hedged at all, but not as good as if the price of the index  futures moved in full  proportion to that of the  hedged  securities.  However,  if the price of the  securities  being  hedged  has moved in a  favorable  direction,  this advantage will be partially  offset by movement of the price of the futures  contract.  If the price of the futures contract moves more than  the  price  of the  securities,  the Fund  will  experience  either a loss or a gain on the  futures  contract  that  will not be completely offset by movements in the price of the securities that are the subject of the hedge.

..........Where index futures are purchased in an anticipatory  hedge, it is possible that the market may decline  instead.  If the Fund then  decides not to invest in the  securities  at that time  because of concern as to  possible  further  market  decline or for other reasons,  it will  realize a loss on the futures  contract  that is not offset by a  reduction  in the price of the  securities  it had anticipated purchasing.

..........Foreign  Currency  Hedging  Strategies--Special  Considerations.  The Fund may use options and  futures  contracts  on foreign currencies,  as mentioned previously,  and forward currency contracts, as described below, to attempt to hedge against movements in the values of the foreign  currencies in which the Fund's  securities are denominated or, in certain  circumstances,  for investment (e.g., as a substitute for investing in securities  denominated in foreign  currency).  Currency hedges can protect against price movements in a security  that the Fund owns or  intends to acquire  that are  attributable  to changes in the value of the  currency  in which it is denominated.

..........The Fund might seek to hedge  against  changes in the value of a particular  currency  when no Financial  Instruments  on that currency are available or such Financial  Instruments are more expensive than certain other Financial  Instruments.  In such cases, the
Fund may seek to hedge against price movements in that currency by entering into  transactions  using Financial  Instruments on another currency or a basket of  currencies,  the value of which the  Sub-advisor  believes will have a high degree of positive  correlation to the value of the currency being hedged. The risk that movements in the price of the Financial  Instrument will not correlate  perfectly with movements in the price of the currency subject to the hedging transaction may be increased when this strategy is used.

..........The value of Financial  Instruments  on foreign  currencies  depends on the value of the underlying  currency  relative to the
U.S. dollar.  Because foreign currency  transactions  occurring in the interbank market might involve substantially larger amounts than those  involved in the use of such  Financial  Instruments,  the Fund could be  disadvantaged  by having to deal in the odd-lot  market
(generally  consisting  of  transactions  of less than $1  million)  for the  underlying  foreign  currencies  at prices  that are less favorable than for round lots.

..........There is no  systematic  reporting  of last sale  information  for  foreign  currencies  or any  regulatory  requirement  that quotations available through dealers or other market sources be firm or revised on a timely basis.  Quotation  information generally is representative  of very large  transactions in the interbank market and thus might not reflect odd-lot  transactions  where rates might be less favorable.  The interbank market in foreign currencies is a global,  round-the-clock  market. To the extent the U.S. options or futures  markets are closed while the markets for the underlying  currencies  remain open,  significant  price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

..........Settlement of hedging  transactions  involving  foreign  currencies might be required to take place within the country issuing the underlying  currency.  Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign  regulations  regarding  the  maintenance  of foreign  banking  arrangements  by U.S.  residents  and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

..........Forward Currency  Contracts and Foreign Currency  Deposits.  The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency.

..........The Fund may also use forward currency contracts to hedge against a decline in the value of existing  investments  denominated in foreign currency.  Such a hedge would tend to offset both positive and negative currency fluctuations,  but would not offset changes in security  values caused by other  factors.  The Fund could also hedge the position by entering into a forward  currency  contract to sell another currency  expected to perform  similarly to the currency in which the Fund's existing  investments are  denominated.  This type of hedge could offer  advantages in terms of cost,  yield or efficiency,  but may not hedge currency  exposure as effectively as a simple hedge against U.S.  dollars.  This type of hedge may result in losses if the currency  used to hedge does not perform  similarly to the currency in which the hedged securities are denominated.

..........The Fund may also use forward  currency  contracts  in one  currency  or a basket of  currencies  to attempt to hedge  against fluctuations  in the value of  securities  denominated  in a different  currency if the  Sub-advisor  anticipates  that there will be a positive correlation between the two currencies.

..........The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency  involved,  the length of the contract period and the market  conditions then  prevailing.  Because forward  currency  contracts are usually entered into on a principal  basis,  no fees or  commissions  are  involved.  When the Fund enters  into a forward  currency  contract,  it relies on the counterparty  to make or take delivery of the underlying  currency at the maturity of the contract.  Failure by the  counterparty to do so would result in the loss of some or all of any expected benefit of the transaction.

..........As is the case with  futures  contracts,  purchasers  and  sellers of forward  currency  contracts  can enter into  offsetting closing  transactions,  similar to closing  transactions on futures contracts,  by selling or purchasing,  respectively,  an instrument identical to the instrument  purchased or sold.  Secondary  markets  generally do not exist for forward  currency  contracts,  with the result  that  closing  transactions  generally  can be made for  forward  currency  contracts  only by  negotiating  directly  with the counterparty.  Thus,  there  can be no  assurance  that the Fund will in fact be able to close out a  forward  currency  contract  at a favorable price prior to maturity. In addition,  in the event of insolvency of the counterparty,  the Fund might be unable to close out a forward currency  contract.  In either event, the Fund would continue to be subject to market risk with respect to the position,  and would continue to be required to maintain a position in securities  denominated in the foreign  currency or to segregate cash or liquid assets.

..........Forward currency contracts may substantially  change the Fund's investment  exposure to changes in currency exchange rates and could  result in losses to the Fund if  currencies  do not  perform as the  Sub-advisor  anticipates.  There is no  assurance  that the
Sub-advisor's use of forward currency contracts will be advantageous to the Fund or that it will hedge at an appropriate time.

..........The Fund may also purchase and sell foreign currency and invest in foreign currency  deposits.  Currency  conversion  involves dealer spreads and other costs, although commissions usually are not charged.

..........Additional  information about forward currency  contracts and other foreign currency  transactions and their risks is included in this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

..........Combined  Positions.  The Fund may purchase and write options or futures in  combination  with each other,  or in  combination with futures or forward currency contracts,  to manage the risk and return  characteristics of its overall position.  For example,  the
Fund may purchase a put option and write a call option on the same  underlying  instrument,  in order to construct a combined  position whose risk and return  characteristics  are similar to selling a futures  contract.  Another possible  combined  position would involve writing a call option at one strike  price and buying a call option at a lower  price,  in order to reduce the risk of the written call option in the event of a substantial  price increase.  Because combined  options  positions  involve  multiple  trades,  they result in higher transaction costs.

..........Turnover.  The Fund's options and futures activities may affect their turnover rates and brokerage  commission  payments.  The exercise  of calls or puts  written by the Fund,  and the sale or  purchase  of  futures  contracts,  may cause it to sell or  purchase related  investments,  thus increasing its turnover rate. Once the Fund has received an exercise notice on an option it has written, it cannot effect a closing  transaction in order to terminate its  obligation  under the option and must deliver or receive the underlying securities  at the  exercise  price.  The  exercise  of puts  purchased  by the Fund may also  cause the sale of  related  investments, increasing turnover.  Although such exercise is within the Fund's control,  holding a protective put might cause it to sell the related investments  for reasons that would not exist in the absence of the put. The Fund will pay a brokerage  commission each time it buys or sells a put or call or  purchases or sells a futures  contract.  Such  commissions  may be higher than those that would apply to direct purchases or sales.

..........Swaps,  Caps,  Floors and  Collars.  The Fund is  authorized  to enter  into  swaps,  caps,  floors  and  collars.  Additional information  about forward currency  contracts and other foreign currency  transactions and their risks is included in this SAI and the
Company's  Prospectus  under "Certain Risk Factors and Investment  Methods." A collar  combines  elements of buying a cap and selling a floor.

..........Investment  Company  Securities.  The Fund may  invest in  securities  issued by other  investment  companies  that  invest in short-term debt  securities and seek to maintain a net asset value of $1.00 per share ("money market funds").  The Fund also may invest in Standard & Poor's  Depositary  Receipts  ("SPDRs") and shares of other investment  companies.  SPDRs are investment  companies whose portfolios  mirror the  compositions  of specific  S&P indices,  such as the S&P 500 and the S&P 400.  SPDRs are traded on the American
Stock  Exchange.  SPDR  holders  such as the Fund are paid a  "Dividend  Equivalent  Amount"  that  corresponds  to the  amount of cash dividends  accruing to the securities held by the SPDR Trust, net of certain fees and expenses.  The Investment Company Act of 1940, as amended (the "1940 Act"),  limits  investments in securities of other investment  companies,  such as the SPDR Trust. These limitations include,  among others, that, subject to certain exceptions,  no more than 10% of the Fund's total assets may be invested in securities of other  investment  companies,  no more than 5% of its total assets may be invested in the securities of any one investment  company, and the Fund may not own more than 3% of the outstanding shares of any investment company.

..........Additional  information  on investing in other  investment  companies  and its risks is included in the  Company's  Prospectus under "Certain Risk Factors and Investment Methods."

..........REITS -- Real Estate  Investment  Trusts are  investment  trusts  that  invest  primarily  in real  estate and  securities  of businesses  connected to the real estate  industry.  A REIT is a managed  portfolio  of real estate  investments.  Certain  REITs holds equity positions in real estate and provides their  shareholders  with income from the leasing of its properties and capital gains from any sales of properties.  Other REITs  specialize in lending money to developers of properties  and pass any interest  income earned to their  shareholders.  REITs are dependent upon management  skills of their  operators.  REITs generally are not  diversified,  and are, therefore,  subject to the risk of  financing a few projects or an  unlimited  number of projects.  They are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation.

..........Securities  Lending.  The Fund may lend its portfolio  securities.  The advantage of lending portfolio  securities is that the
Fund continues to have the benefits (and risks) of ownership of the loaned  securities,  while at the same time receiving interest from the borrower of the  securities.  The primary risk in lending  portfolio  securities  is that a borrower may fail to return a portfolio security.

..........Sovereign Debt. In certain emerging  countries,  the central  government and its agencies are the largest debtors to local and foreign banks and others.  Sovereign debt involves the risk that the government,  as a result of political  considerations or cash flow difficulties,  may fail to make scheduled  payments of interest or principal and may require  holders to participate in rescheduling of payments or even to make additional loans. If an emerging country  government  defaults on its sovereign debt, there is likely to be no legal  proceeding  under which the debt may be ordered repaid,  in whole or in part. The ability or willingness of a foreign  sovereign debtor to make  payments of principal and interest in a timely manner may be influenced  by, among other  factors,  its cash flow,  the magnitude of its foreign  reserves,  the  availability of foreign  exchange on the payment date, the debt service burden to the economy as a whole, the debtor's then current  relationship  with the International  Monetary Fund and its then current political  constraints.
Some of the emerging  countries  issuing such  instruments  have experienced high rates of inflation in recent years and have extensive internal  debt.  Among other  effects,  high  inflation  and  internal  debt service  requirements  may  adversely  affect the cost and availability of future domestic sovereign borrowing to finance government  programs,  and may have other adverse social,  political and economic  consequences,  including  effects on the willingness of such countries to service their  sovereign debt. An emerging  country government's  willingness  and ability to make  timely  payments on its  sovereign  debt also are likely to be heavily  affected by the country's balance of trade and its access to trade and other  international  credits.  If a country's exports are concentrated in a few commodities,  such  country  would be more  significantly  exposed  to a  decline  in the  international  prices of one or more of such commodities.  A rise in protectionism on the part of its trading partners,  or unwillingness by such partners to make payment for goods in hard currency,  could also adversely affect the country's ability to export its products and repay its debts.  Sovereign debtors may also be dependent on expected  receipts  from such  agencies and others  abroad to reduce  principal  and interest  arrearages on their debt. However,  failure by the sovereign debtor or other entity to implement economic reforms negotiated with multilateral  agencies or others,  to achieve  specified  levels of economic  performance,  or to make other debt  payments  when due, may cause third parties to terminate their  commitments to provide funds to the sovereign  debtor,  which may further impair such debtor's  willingness or ability to service its debts.

..........The Fund may invest in debt securities  issued under the "Brady Plan" in connection with  restructurings  in emerging  country debt markets or earlier loans.  These securities,  often referred to as "Brady Bonds," are, in some cases,  denominated in U.S. dollars and  collateralized  as to  principal  by U.S.  Treasury  zero coupon  bonds  having the same  maturity.  At least one year's  interest payments,  on a rolling basis, are collateralized by cash or other investments.  Brady Bonds are actively traded on an over-the-counter basis in the secondary market for emerging country debt securities. Brady Bonds are lower-rated bonds and are highly volatile.

..........U.S. Government  Securities.  The Fund may, from time to time, purchase debt securities issued by the U.S.  government.  These securities  include  Treasury bills,  notes,  and bonds.  Treasury bills have a maturity of one year or less,  Treasury notes generally have a maturity of one to ten years, and Treasury bonds generally have maturities of more than ten years.

..........U.S.  government debt securities also include  securities  issued or guaranteed by agencies or  instrumentalities  of the U.S.
government.  Some obligations of U.S.  government  agencies,  which are established under the authority of an act of Congress,  such as
Government National Mortgage Association ("GNMA")  Participation  Certificates,  are supported by the full faith and credit of the U.S.
Treasury.  GNMA Certificates are  mortgage-backed  securities  representing part ownership of a pool of mortgage loans.  These loans --
issued by lenders such as mortgage  bankers,  commercial  banks and savings and loan  associations -- are either insured by the Federal
Housing  Administration  or guaranteed by the Veterans  Administration.  A "pool" or group of such  mortgages is assembled  and,  after being approved by GNMA, is offered to investors through securities  dealers.  Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed  by GNMA and backed by the full faith and credit of the U.S.  government.  The market value of
GNMA  Certificates  is not  guaranteed.  GNMA  Certificates  are  different  from bonds  because  principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity,  as is the case with a bond. GNMA  Certificates  are called  "pass-through"  securities  because both interest and principal  payments  (including  prepayments)  are passed  through to the holder of the GNMA Certificate.

..........Other United States  government  debt  securities,  such as  securities  of the Federal Home Loan Banks,  are supported by the right of the  issuer  to borrow  from the  Treasury.  Others,  such as bonds  issued  by Fannie  Mae,  a  federally  chartered  private corporation,  are supported  only by the credit of the  corporation.  In the case of securities not backed by the full faith and credit of the United States,  the Fund must look  principally to the agency issuing or guaranteeing  the obligation in the event the agency or instrumentality does not meet its commitments.  The Fund will invest in securities of such  instrumentalities only when the Sub-advisor is satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.

..........When-Issued/Delayed  Delivery.  The Fund normally buys and sells securities on an ordinary  settlement  basis. That means that the buy or sell  order  is sent,  and the  Fund  actually  takes  delivery  or gives up  physical  possession  of the  security  on the
"settlement  date," which is three  business days later.  However,  the Fund also may purchase and sell  securities on a when-issued or delayed delivery basis.

..........When-issued  or delayed  delivery  transactions  occur when  securities  are  purchased  or sold by the Fund and  payment  and delivery take place at an agreed-upon  time in the future.  The Fund may engage in this practice in an effort to secure an advantageous price and yield.  However,  the yield on a comparable  security available when delivery actually takes place may vary from the yield on the security at the time the  when-issued or delayed  delivery  transaction  was entered into. When the Fund engages in when-issued and delayed  delivery  transactions,  it relies on the seller or buyer to  consummate  the sale at the future date.  If the seller or buyer fails to act as promised,  that failure may result in the Fund missing the  opportunity of obtaining a price or yield  considered to be advantageous.  No  payment  or  delivery  is made by the Fund  until it  receives  delivery  or  payment  from the  other  party to the transaction.  However,  fluctuation in the value of the security from the time of commitment  until delivery could adversely affect the
Fund.

..........Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF
INVESCO  Health  Sciences  Fund.  These  limitations  are not  "fundamental"  restrictions  and may be changed by the  Directors of the
Company without shareholder approval.  The Fund will:

..........1.       Not change its policy to invest at least 80% of the value of its assets in  securities  of  companies  that  develop, produce or distribute products or services related to health care unless it provides 60 days prior written notice to its shareholders.

..........2.       Not sell securities short (unless it owns or has the right to obtain securities  equivalent in kind and amount to the securities  sold short) or purchase  securities  on margin,  except that (i) this policy does not prevent the Fund from  entering  into short positions in foreign currency,  futures contracts,  options, forward contracts,  swaps, caps, floors, collars and other financial instruments,  (ii) the Fund may obtain such short-term  credits as are necessary for the clearance of transactions,  and (iii) the Fund may make margin payments in connection with futures  contracts,  options,  forward contracts,  swaps,  caps, floors,  collars and other financial instruments.

..........3.       Borrow money only from a bank or from an open-end  management  investment  company  managed by the  Sub-advisor or an affiliate or a successor  thereof for  temporary or emergency  purposes  (not for  leveraging  or  investing) or by engaging in reverse repurchase  agreements  with any party  (reverse  repurchase  agreements  will be  treated as  borrowings  for  purposes  of the Fund's fundamental limitation on borrowings.

..........4.       Not purchase any security if, as a result,  more than 15% of its net assets would be invested in securities  that are deemed to be  illiquid  because  they are  subject to legal or  contractual  restrictions  on resale or because  they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

..........5.       Invest in securities  issued by other  investment  companies only to the extent that such  investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act.

ASAF PROFUND MANAGED OTC FUND:

Investment  Objective:  The  investment  objective  of the Fund (will be renamed  Strategic  Partners  Managed  OTC Fund) is to provide investment  results that correspond to the performance of a benchmark for securities  that are traded in the  over-the-counter  market.
The Fund's current benchmark is a multiple of the NASDAQ-100 Index.

Investment Policies:

         Borrowing.  The Fund may  borrow  money  to  facilitate  management  of the  Fund's  portfolio  by  enabling  the Fund to meet redemption  requests when the liquidation of portfolio  instruments  would be inconvenient  or  disadvantageous.  Such borrowing is not for investment purposes and will be repaid by the Fund promptly.

         As required by the 1940 Act, the Fund must maintain  continuous  asset coverage (total assets,  including assets acquired with borrowed funds, less liabilities  exclusive of borrowings) of 300% of all amounts borrowed.  Maintenance of this percentage  limitation may  result  in the  sale of  portfolio  securities  at a time  when  investment  considerations  otherwise  indicate  that it would be disadvantageous to do so.

         The  Fund is  authorized  to  pledge  portfolio  securities  as the  Sub-advisor  deems  appropriate  in  connection  with any borrowings.  Additional  information  about  borrowing  is  included  in the  Company's  Prospectus  under  "Certain  Risk  Factors and
Investment Methods."

         Other  Investment  Companies.  The Fund may invest in other  investment  companies to the extent permitted by the 1940 Act and rules and  regulations  thereunder,  and, if  applicable,  exemptive  orders  granted by the SEC. If a Fund invests in, and, thus, is a shareholder of, another investment  company,  the Fund's  shareholders will indirectly bear the Fund's  proportionate share of the fees and expenses paid by such other investment  company,  including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund's  Investment  Manager and the other  expenses that the Fund bears  directly in connection  with the Fund's own operations.

         Lending  of  Portfolio  Securities.  Subject to the  investment  restrictions  set forth  below,  the Fund may lend  portfolio securities  to brokers,  dealers,  and  financial  institutions,  provided  that cash equal to at least 100% of the market value of the securities  loaned is deposited by the borrower with the Fund and is maintained each business day in a segregated  account  pursuant to applicable  regulations.  Loans would be subject to  termination  by the  borrower on one day's  notice.  Borrowed  securities  must be returned  when the loan is  terminated.  Any gain or loss in the market price of the borrowed  securities  which occurs during the term of the loan  inures to the Fund and the Fund's  shareholders.  The Fund may pay  reasonable  finders,  borrowers,  administrative,  and custodial fees in connection  with a loan. For additional  discussion  about this practice,  see this SAI and the Company's  Prospectus under "Certain Risk Factors and Investment Methods."

         Options  Transactions.  The Fund may engage in options  transactions  as set forth  below.  A  description  of and  additional information  on these  instruments  and their risks are included in this SAI and Company's  Prospectus  under "Certain Risk Factors and
Investment  Methods."  Certain other  information  risks pertaining to these  investment  strategies are described in the sections that follow.

                   Options on  Securities.  The Fund may buy call  options and write (sell) put options on  securities  for the purpose of realizing the Fund's investment objective.

                   Options on Security  Indices.  The Fund may  purchase  call and put  options and write put options on stock  indices listed on  national  securities  exchanges  or traded in the  over-the-counter  market as an  investment  vehicle  for the  purpose  of realizing the Fund's investment objective.

         When the Fund  writes an option on an index,  the Fund will be  required to deposit  and  maintain  with a  custodian  cash or liquid  securities  equal in value to the aggregate  exercise price of a put or call option pursuant to the  requirements and the rules of the  applicable  exchange.  If, at the close of business on any day, the market value of the  deposited  securities  falls below the contract price, the Fund will deposit with the custodian cash or liquid securities equal in value to the deficiency.

         Stock Index Futures Contracts and Related Options.  The Fund may purchase or sell stock index futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements.  A futures contract generally obligates the seller to deliver  (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract.  A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific stock index futures contract and the price at which the agreement is made.  No physical delivery of the underlying stocks in the index is made.

         The Fund generally chooses to engage in closing or offsetting transactions before final settlement wherein a second
identical futures contract is sold to offset a long position (or bought to offset a short position).   In such cases the obligation
is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between price of the offsetting transaction and the price at which the original contract was entered into.  If the original position entered into is a long position (futures contract purchased) there will be a gain (loss) if the offsetting sell transaction is done at a higher (lower) price, inclusive of commissions.  If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is done at a lower (higher) price, inclusive of commissions.

         When the Fund  purchases  a put or call  option  on a  futures  contract,  the Fund  pays a  premium  for the right to sell or purchase  the  underlying  futures  contract  for a specified  price upon  exercise at any time  during the option  period.  By writing
(selling) a put or call option on a futures  contract,  the Fund  receives a premium in return for  granting  to the  purchaser  of the option the right to sell to or buy from the Fund the  underlying  futures  contract  for a  specified  price upon  exercise at any time during the option period.

         Whether  the Fund  realizes  a gain or loss from  futures  activities  depends  generally  upon  movements  in the  underlying commodity.  The extent of the Fund's loss from an unhedged  short  position in futures  contracts  or from  writing  options on futures contracts  is  potentially  unlimited.  The Fund may  engage in  related  closing  transactions  with  respect  to  options  on futures contracts.  The Fund will engage in transactions in futures  contracts and related options that are traded on a U.S.  exchange or board of trade or that have been approved for sale in the U.S. by the Commodity Futures Trading Commission ("CFTC").

         When the Fund purchases or sells a futures  contract,  or sells an option  thereon,  the Fund "covers" its position.  To cover its position,  the Fund may enter into an offsetting  position,  earmark or segregate  with its custodian bank or on the official books and records of the Fund (and  mark-to-market  on a daily basis) cash or liquid  instruments  that, when added to any amounts  deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position.

         The Fund may "cover" its long position in a futures  contract by  purchasing a put option on the same futures  contract with a strike price (i.e.,  an exercise  price) as high or higher than the price of the futures  contract,  or, if the strike price of the put is less than the price of the futures  contract,  the Fund will earmark,  segregate  cash or liquid  instruments  equal in value to the difference  between  the strike  price of the put and the price of the future.  The Fund may also cover its long  position in a futures contract by taking a short position in the  instruments  underlying the futures  contract,  or by taking  positions in instruments  the prices of which are  expected  to move  relatively  consistently,  inverse to the  futures  contract.  The Fund may  "cover"  its short position in a futures  contract by purchasing a call option on the same futures  contract with a strike price (i.e., an exercise price)
as low or lower than the price of the futures  contract,  or, if the strike  price of the call is greater than the price of the futures contract,  the Fund will earmark,  segregate cash or liquid  instruments  equal in value to the difference  between the strike price of the call and the price of the  future.  The Fund may cover its short  position in a futures  contract by taking a long  position in the instruments  underlying  the  futures  contract,  or by taking  positions  in  instruments,  the prices of which are  expected  to move relatively  consistently  with a long  position  in the  futures  contract.  The Fund may cover long or short  positions  in futures by earmarking or  segregating  with its custodian  bank or on the official  books and records of the Fund (and  mark-to-market  on a daily basis) cash or liquid  instruments that, when added to any amounts deposited with a futures  commission  merchant as margin,  are equal to the market value of the futures contract or otherwise "cover" its position.

         The Fund may cover its sale of a call  option on a futures  contract  by  taking a long  position  in the  underlying  futures contract at a price less than or equal to the strike  price of the call  option,  or, if the long  position in the  underlying  futures contract is  established  at a price greater than the strike price of the written  (sold) call,  the Fund will maintain in a segregated account  liquid  instruments  equal in value to the  difference  between the strike price of the call and the price of the future.  The
Fund may also cover its sale of a call option by taking  positions in instruments,  the prices of which are expected to move relatively consistently  with the call  option.  The Fund may cover its sale of a put option on a futures  contract by taking a short  position in the underlying  futures  contract at a price greater than or equal to the strike price of the put option,  or, if the short position in the underlying  futures  contract is established at a price less than the strike price of the written put, the Fund will segregate cash or liquid  instruments equal in value to the difference  between the strike price of the put and the price of the future.  The Fund may also  cover its sale of a put  option by  taking  positions  in  instruments  the  prices  of which  are  expected  to move  relatively consistently with the put option.

         Although the Fund intends to sell futures  contracts  only if there is an active market for such  contracts,  no assurance can be given that a liquid market will exist for any  particular  contract at any  particular  time.  Many futures  exchanges and boards of trade limit the amount of  fluctuation  permitted in futures  contract  prices  during a single  trading day.  Once the daily limit has been reached in a  particular  contract,  no trades may be made that day at a price  beyond that limit or trading may be suspended  for specified  periods during the day.  Futures  contract prices could move to the limit for several  consecutive  trading days with little or no trading,  thereby preventing prompt liquidation of futures positions and potentially  subjecting the Fund to substantial  losses.
If trading is not possible,  or if the Fund determines not to close a futures position in anticipation of adverse price movements,  the
Fund will be required to make daily cash  payments of  variation  margin.  The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

         Portfolio  Turnover.  The Fund's  portfolio  turnover  rate to a great  extent will depend on the  purchase,  redemption,  and exchange  activity of the Fund, it is very difficult to estimate what the Fund's actual  turnover rate will be in the future.  However, the  Sub-advisor  anticipates  that the  portfolio  turnover  may equal or exceed  100%.  For an  additional  discussion  of  portfolio turnover, see this SAI under "Portfolio Transactions" and the Company's Prospectus under "Portfolio Turnover."

         Short Sales  Against the Box. The Fund may engage in short sales  "against  the box".  The Fund may make a short sale when the
Fund wants to sell the  security  the Fund owns at a current  attractive  price,  in order to hedge or limit the exposure of the Fund's position.  For further  information  about this  practice,  please refer to the Company's  Prospectus  under  "Certain Risk Factors and
Investment Methods."

         Tracking Error.  Although the Fund does not expect that the returns per day will deviate  substantially  from its benchmark by more than one percent,  several  factors may affect the ability of the Fund to achieve  investment  results.  Among these are: (1) Fund expenses,  including  brokerage  (which may be  increased  by high  portfolio  turnover);  (2) less than all of the  securities  in the benchmark  being held by the Fund and  securities not included in the benchmark  being held by the Fund;  (3) an imperfect  correlation between the performance of instruments held by the Fund, such as futures  contracts and options,  and the performance of the underlying securities in the cash market;  (4) bid-ask  spreads (the effect of which may be increased by portfolio  turnover);  (5) the Fund holds instruments  traded in a market that has become  illiquid or disrupted;  (6) Fund share prices being  rounded to the nearest cent;  (7)
changes to the benchmark index that are not disseminated in advance;  (8) the need to conform the Fund's  portfolio  holdings to comply with investment  restrictions or policies or regulatory or tax law  requirements;  or (9) timing in receiving  shareholder  activity or
(10) mathematical compounding prevents the Fund from achieving correlation with its benchmark over a period of time other than daily.

         U.S. Government  Securities.  The Fund may invest in U.S. Government  Securities.  Securities issued or guaranteed by the U.S.
Government or its agencies or  instrumentalities  include U.S.  Treasury  securities,  which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates,  maturities,  and times of issuance.  U.S. Treasury bills have initial maturities of one year or less;  U.S.  Treasury notes have initial  maturities of one to ten years;  and U.S.  Treasury bonds generally have initial  maturities  of greater  than ten years.  Certain  U.S.  Government  Securities  are issued or  guaranteed  by agencies or instrumentalities of the U.S. Government including,  but not limited to, Fannie Mae, the Government National Mortgage Association,  the
Small Business Administration,  the Federal Farm Credit Administration,  the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for  Cooperatives),  the Federal Land Banks, the Federal  Intermediate  Credit Banks, the Tennessee Valley  Authority,
the Export-Import Bank of the United States, the Commodity Credit  Corporation,  the Federal Financing Bank, the Student Loan Marketing
Association, and the National Credit Union Administration.

         Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities,  including,  for example,  Government
National  Mortgage  Association  pass-through  certificates,  are  supported by the full faith and credit of the U.S.  Treasury.  Other obligations  issued by or  guaranteed  by Federal  agencies,  such as those  securities  issued by Fannie  Mae,  are  supported  by the discretionary  authority of the U.S. Government to purchase certain  obligations of the Federal agency,  while other obligations issued by or  guaranteed  by Federal  agencies,  such as those of the Federal  Home Loan Banks,  are  supported  by the right of the issuer to borrow  from the U.S.  Treasury.  While the U.S.  Government  provides  financial  support  to such U.S.  Government-sponsored  Federal agencies,  no assurance can be given that the U.S.  Government  will always do so,  because the U.S.  Government is not so obligated by law.  U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

         When-Issued and  Delayed-Delivery  Securities.  The Fund may purchase  securities on a when-issued or  delayed-delivery  basis
(i.e.,  delivery  and  payment  can take place  between a month and 120 days after the date of the  transaction).  At the time the Fund makes the commitment to purchase  securities on a when-issued  or  delayed-delivery  basis,  the Fund will record the  transaction  and thereafter  reflect  the value of the  securities  each day in  determining  the Fund's  net asset  value.  The Fund will not  purchase securities on a when-issued  or  delayed-delivery  basis if, as a result,  more than 15% of the Fund's net assets would be so invested.
At the time of delivery of the  securities,  the value of the  securities  may be more or less than the purchase  price.  The Fund will also establish a segregated  account with the Fund's custodian bank in which the Fund will maintain cash or liquid  securities equal to or greater in value than the Fund's purchase  commitments for such  when-issued or  delayed-delivery  securities.  The Sub-advisor does not  believe  that the  Fund's net asset  value or income  will be  adversely  affected  by the  Fund's  purchase  of  securities  on a when-issued or  delayed-delivery  basis.  For more  information  about  when-issued  securities,  please see this SAI and the Company's
Prospectus under "Certain Risk Factors and Investment Methods."

         Swaps,  Caps,  Floors and  Collars.  The Fund is  authorized  to enter  into  swaps,  caps,  floors  and  collars.  Additional information on swaps,  caps and floors is included in this SAI under "Certain Risk Factors and Investment  Methods." A collar  combines elements of buying a cap and selling a floor.

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF
ProFund Managed OTC Fund.  These  limitations  are not  "fundamental"  restrictions  and may be changed by the Directors of the Company without shareholder approval.  The Fund will not:

         1.  Invest in warrants.

         2.  Invest in real estate limited partnerships.

         3.  Invest in mineral leases.

         4. Pledge,  mortgage,  or hypothecate the Fund's assets,  except to the extent necessary to secure permitted borrowings and to the extent  related to the deposit of assets in escrow in  connection  with (i) the writing of covered put and call  options,  (ii) the purchase of  securities on a  forward-commitment  or  delayed-delivery  basis,  and (iii)  collateral  and initial or variation  margin arrangements with respect to currency  transactions,  options,  futures contracts,  including those relating to indices, and options on futures contracts or indices.

         5. Make short sales of portfolio  securities  or purchase  any  portfolio  securities  on margin,  except for such  short-term credits as are  necessary  for the  clearance of  transactions.  The deposit or payment by the Fund of initial or  variation  margin in connection  with  futures or options  transactions  is not  considered  to be a securities  purchase on margin.  The Fund may engage in short sales if, at the time of the short sale,  the Fund owns or has the right to acquire an equal  amount of the  security  being sold at no additional cost ("selling against the box").

ASAF Marsico Capital Growth Fund:

Investment  Objective:  The  investment  objective  of the Fund (will be renamed  Strategic  Partners  Capital  Growth Fund) is to seek capital  growth.  Realization of income is not an investment  objective and any income realized on the Fund's  investments,  therefore, will be incidental to the Fund's objective.

Investment Policies:

..........Futures,  Options and Other  Derivative  Instruments.  The Fund may enter into  futures  contracts  on  securities,  financial indices, and foreign currencies and options on such contracts,  and may invest in options on securities,  financial indices and foreign currencies  and forward  contracts.  The Fund will not use futures  contracts and options for  leveraging  purposes.  The Fund will not enter into any futures  contracts or options on futures  contracts if the aggregate amount of the Fund's  commitments under outstanding futures contract  positions and options on futures  contracts  written by the Fund would exceed the market value of the total assets of the Fund.  The Fund may invest in forward currency contracts with stated values of up to the value of the Fund's assets.

..........The Fund may buy or write options in privately  negotiated  transactions  on the types of  securities  and on indices based on the  types of  securities  in which the Fund is  permitted  to  invest  directly.  The Fund will  effect  such  transactions  only with investment dealers and other financial  institutions (such as commercial banks or savings and loan  institutions)  deemed  creditworthy by the  Sub-advisor,  and only  pursuant  to  procedures  adopted by the  Sub-advisor  for  monitoring  the  creditworthiness  of those entities.  To the extent that an option bought or written by the Fund in a negotiated  transaction is illiquid,  the value of an option bought or the amount of the Fund's  obligations  under an option written by the Fund, as the case may be, will be subject to the Fund's limitation  on illiquid  investments.  In the case of illiquid  options,  it may not be possible  for the Fund to effect an  offsetting transaction  at a time when the  Sub-advisor  believes  it would be  advantageous  for the Fund to do so.  For a  description  of these strategies and instruments and certain risks involved  therein,  see this SAI and the Company's  Prospectus under "Certain Risk Factors and Investment Methods."

..........Interest Rate Swaps and  Purchasing  and Selling  Interest Rate Caps and Floors.  In addition to the  strategies  noted above, the Fund, in order to attempt to protect the value of its investments from interest rate or currency  exchange rate  fluctuations,  may enter into interest rate swaps and may buy or sell  interest  rate caps and floors.  The Fund expects to enter into these  transactions primarily  to  preserve a return or spread on a  particular  investment  or portion  of its  investments.  The Fund also may enter into these  transactions  to protect  against any increase in the price of securities the Fund may consider buying at a later date. The Fund does not intend to use these  transactions  as  speculative  investments.  Interest  rate swaps  involve the  exchange by the Fund with another party of their respective  commitments to pay or receive  interest,  e.g., an exchange of floating rate payments for fixed rate payments.  The exchange  commitments can involve payments to be made in the same currency or in different  currencies.  The purchase of an interest rate cap entitles the purchaser,  to the extent that a specified  index exceeds a  predetermined  interest rate, to receive payments of interest on a  contractually  based  principal  amount from the party  selling the  interest  rate cap.  The purchase of an interest  rate floor  entitles the  purchaser,  to the extent that a specified  index falls below a  predetermined  interest  rate,  to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

         The Fund may enter into interest rate swaps,  caps and floors on either an asset-based  or  liability-based  basis,  depending upon whether it is hedging its assets or its  liabilities,  and will usually enter into interest rate swaps on a net basis,  i.e.,  the two payment  streams are netted out,  with the Fund  receiving or paying,  as the case may be, only the net amount of the two payments.
The net amount of the excess,  if any, of the Fund's  obligations over its entitlements with respect to each interest rate swap will be calculated  on a daily basis and an amount of cash or other liquid  assets  having an  aggregate  net asset value at least equal to the accrued  excess will be maintained in a segregated  account by the Fund's  custodian.  If the Fund enters into an interest rate swap on other than a net basis,  the Fund  would  maintain a  segregated  account  in the full  amount  accrued on a daily  basis of the Fund's obligations  with  respect  to the swap.  The Fund will not enter into any  interest  rate swap,  cap or floor  transaction  unless the unsecured senior debt or the  claims-paying  ability of the other party thereto is rated in one of the three highest rating  categories of at least one nationally  recognized  statistical rating organization at the time of entering into such transaction.  The Sub-advisor will  monitor  the  creditworthiness  of all  counterparties  on an ongoing  basis.  If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

..........The swap market has grown  substantially  in recent years with a large  number of banks and  investment  banking  firms acting both as principals and as agents utilizing  standardized  swap  documentation.  The Sub-advisor has determined  that, as a result,  the swap market has become relatively  liquid.  Caps and floors are more recent  innovations for which  standardized  documentation has not yet been  developed and,  accordingly,  they are less liquid than swaps.  To the extent the Fund sells (i.e.,  writes) caps and floors, it will  maintain in a segregated  account cash or other liquid  assets  having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund's obligations with respect to any caps or floors.

..........There is no limit on the amount of interest rate swap  transactions  that may be entered into by the Fund. These  transactions may in some instances  involve the delivery of securities or other  underlying  assets by the Fund or its counterparty to collateralize obligations  under the swap. Under the  documentation  currently used in those markets,  the risk of loss with respect to interest rate swaps is  limited  to the net  amount of the  payments  that the Fund is  contractually  obligated  to make.  If the other  party to an interest rate swap that is not  collateralized  defaults,  the Fund would risk the loss of the net amount of the payments that the Fund contractually  is entitled  to receive.  The Fund may buy and sell (i.e.,  write) caps and floors  without  limitation,  subject to the segregated  account  requirement  described above. For an additional  discussion of these strategies,  see this SAI under "Certain Risk
Factors and Investment Methods."

..........Reverse  Repurchase  Agreements.  Subject to  guidelines  promulgated  by the Board of Directors of the Company,  the Fund may
enter into reverse  repurchase  agreements.  For a description  of these  investment  techniques,  see the Company's  Prospectus  under
"Certain Risk Factors and Investment Methods."

         High-Yield/High-Risk  Securities.   High-yield/high-risk  securities  (or  "junk"  bonds)  are  debt  securities  rated  below investment grade by the primary rating agencies such as Standard & Poor's Rating Services  ("Standard & Poor's") and Moody's  Investors
Service,  Inc.  ("Moody's").  The Fund will not invest  more than 5% of its total  assets in  high-yield/high  risk and  mortgage-  and asset-backed securities.

         The value of lower  quality  securities  generally  is more  dependent  on the  ability  of the  issuer to meet  interest  and principal  payments  (i.e.  credit  risk) than is the case for  higher  quality  securities.  Conversely,  the value of higher  quality securities  may be more  sensitive  to  interest  rate  movements  than  lower  quality  securities.  The Fund will not  purchase  debt securities  rated below  "CCC-" by  Standard & Poor's or "Caa" by  Moody's.  The Fund may also  purchase  unrated  bonds of foreign and domestic issuers. For an additional  discussion of  high-yield/high-risk  and mortgage- and asset-backed  securities,  see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Zero Coupon,  Pay-in-Kind,  and Step Coupon  Bonds.  The Fund may purchase  zero coupon,  pay-in-kind,  and step coupon bonds.
Zero coupon  bonds are debt  securities  that do not pay periodic  interest,  but are issued at a discount  from their face value.  The discount  approximates the total amount of interest the security will accrue from the date of issuance to maturity.  Pay-in-kind  bonds normally  give the issuer the option to pay cash at a coupon  payment  date or give the holder of the  security a similar bond with the same coupon  rate and a face value  equal to the amount of the coupon  payment  that would have been made.  Step coupon  bonds begin to pay coupon  interest,  or pay an  increased  rate of  interest,  at some time after they are issued.  The discount at which step coupon bonds trade depends on the time remaining until cash payments begin,  prevailing  interest rates, the liquidity of the security and the perceived  credit quality of the issuer.  The market value of zero coupon,  pay-in-kind  and step coupon bonds generally will fluctuate more in response to changes in interest rates than will  conventional  interest-paying  securities with comparable  maturities.  For an additional discussion of zero coupon securities, see this SAI under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF
Marsico  Capital  Growth Fund.  These  limitations  are not  "fundamental"  restrictions,  and may be changed by the Directors  without shareholder approval.

         1.       The Fund does not currently  intend to sell securities  short,  unless it owns or has the right to obtain  securities equivalent in kind and amount to the securities sold short without the payment of any additional  consideration  therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

         2.       The Fund does not currently intend to purchase securities on margin,  except that the Fund may obtain such short-term credits as are necessary for the clearance of  transactions,  and provided that margin  payments and other deposits in connection  with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

         3.       The Fund may not  mortgage  or  pledge  any  securities  owned or held by the Fund in  amounts  that  exceed,  in the aggregate,  15% of the Fund's net asset value, provided that this limitation does not apply to (i) reverse repurchase agreements;  (ii)
deposits of assets on margin; (iii) guaranteed positions in futures,  options,  swaps or forward contracts;  or (iv) the segregation of assets in connection with such contracts.

         4.       The Fund does not currently  intend to purchase any securities or enter into a repurchase  agreement if, as a result, more than 15% of its net assets  would be invested in  repurchase  agreements  not  entitling  the holder to payment of  principal  and interest  within  seven days and in  securities  that are  illiquid  by virtue of legal or  contractual  restrictions  on resale or the absence of a readily  available  market.  The Directors of the Company,  or the Sub-advisor  acting pursuant to authority  delegated by the Directors,  may determine that a readily  available  market exists for securities  eligible for resale  pursuant to Rule 144A under the  Securities  Act of 1933,  as amended,  or any  successor  to such rule,  and Section  4(2)  commercial  paper.  Accordingly,  such securities may not be subject to the foregoing limitation.

         5.       The Fund may not invest in companies for the purpose of exercising control or management.

ASAF GOLDMAN Sachs concentrated Growth Fund:

Investment  Objective:  The investment  objective of the Fund (will be renamed Strategic Partners  Concentrated Growth Fund) is to seek growth of  capital.  Realization  of income is not a  significant  investment  consideration  and any  income  realized  on the  Fund's investments, therefore, will be incidental to the Fund's objective.

Investment Policies:

..........Corporate  Bonds  and  Debentures.  The Fund may  purchase  corporate  bonds  and  debentures,  including  bonds  rated  below investment  grade.  The Fund will not invest  more than 35% of its net assets in bonds  rated  below  investment  grade by the  primary rating  agencies.  For a discussion of lower rated  securities,  see this SAI and the Company's  Prospectus under "Certain Risk Factors and Investment Methods."

..........Futures,  Options and Other  Derivative  Instruments.  The Fund may enter into  futures  contracts  on  securities,  financial indices, and foreign currencies and options on such contracts,  and may invest in options on securities,  financial indices and foreign currencies,  forward  contracts and swaps.  The Fund will not enter into any futures  contracts or options on futures  contracts if the aggregate amount of the Fund's  commitments  under outstanding  futures contract  positions and options on futures contracts written by the Fund  would  exceed  the  market  value of the total  assets of the Fund  (i.e.,  no  leveraging).  The Fund may  invest in forward currency contracts with stated values of up to the value of the Fund's assets.

..........The Fund may buy or write options in privately  negotiated  transactions  on the types of securities  and indices based on the types of securities in which the Fund is permitted to invest  directly.  The Fund will effect such  transactions  only with  investment dealers and other  financial  institutions  (such as commercial  banks or savings and loan  institutions)  deemed  creditworthy  by the
Sub-advisor,  and only pursuant to procedures  adopted by the Sub-advisor  for monitoring the  creditworthiness  of those entities.  To the extent that an option bought or written by the Fund in a negotiated  transaction is illiquid,  the value of an option bought or the amount of the Fund's  obligations  under an option written by the Fund, as the case may be, will be subject to the Fund's limitation on illiquid  investments.  In the case of illiquid options,  it may not be possible for the Fund to effect an offsetting  transaction at a time  when the  Sub-advisor  believes  it would be  advantageous  for the Fund to do so.  For a  description  of these  strategies  and instruments and certain risks involved  therein,  see this SAI and the Company's  Prospectus under "Certain Risk Factors and Investment
Methods."

..........Interest Rate Swaps and  Purchasing  and Selling  Interest Rate Caps and Floors.  In addition to the  strategies  noted above, the Fund, in order to attempt to protect the value of its investments from interest rate or currency  exchange rate  fluctuations,  may enter into interest rate swaps and may buy or sell  interest  rate caps and floors.  The Fund expects to enter into these  transactions primarily  to  preserve a return or spread on a  particular  investment  or portion  of its  investments.  The Fund also may enter into these  transactions  to protect  against any increase in the price of securities the Fund may consider buying at a later date. The Fund does not intend to use these  transactions  as a  speculative  investments.  Interest  rate swaps involve the exchange by the Fund with another party of their respective  commitments to pay or receive  interest,  e.g., an exchange of floating rate payments for fixed rate payments.  The exchange  commitments can involve payments to be made in the same currency or in different  currencies.  The purchase of an interest rate cap entitles the purchaser,  to the extent that a specified  index exceeds a  predetermined  interest rate, to receive payments of interest on a  contractually  based  principal  amount from the party  selling the  interest  rate cap.  The purchase of an interest  rate floor  entitles the  purchaser,  to the extent that a specified  index falls below a  predetermined  interest  rate,  to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

..........The Fund may enter into interest rate swaps,  caps and floors on either an asset-based  or  liability-based  basis,  depending upon whether it is hedging its assets or its  liabilities,  and will usually enter into interest rate swaps on a net basis,  i.e.,  the two payment  streams are netted out,  with the Fund  receiving or paying,  as the case may be, only the net amount of the two payments.
The net amount of the excess,  if any, of the Fund's  obligations over its entitlements with respect to each interest rate swap will be calculated  on a daily basis and an amount of cash or other liquid  assets  having an  aggregate  net asset value at least equal to the accrued  excess will be maintained in a segregated  account by the Fund's  custodian.  If the Fund enters into an interest rate swap on other than a net basis,  the Fund  would  maintain a  segregated  account  in the full  amount  accrued on a daily  basis of the Fund's obligations  with  respect  to the swap.  The Fund will not enter into any  interest  rate swap,  cap or floor  transaction  unless the unsecured senior debt or the  claims-paying  ability of the other party thereto is rated in one of the three highest rating  categories of at least one nationally  recognized  statistical rating organization at the time of entering into such transaction.  The Sub-advisor will  monitor  the  creditworthiness  of all  counterparties  on an ongoing  basis.  If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

..........The swap market has grown  substantially  in recent years with a large  number of banks and  investment  banking  firms acting both as principals and as agents utilizing  standardized  swap  documentation.  The Sub-advisor has determined  that, as a result,  the swap market has become relatively  liquid.  Caps and floors are more recent  innovations for which  standardized  documentation has not yet been  developed and,  accordingly,  they are less liquid than swaps.  To the extent the Fund sells (i.e.,  writes) caps and floors, it will  maintain in a segregated  account cash or other liquid  assets  having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund's obligations with respect to any caps or floors.

..........There is no limit on the amount of interest rate swap  transactions  that may be entered into by the Fund. These  transactions may in some instances  involve the delivery of securities or other underlying  assets by the Fund or its counter-party to collateralize obligations  under the swap. Under the  documentation  currently used in those markets,  the risk of loss with respect to interest rate swaps is  limited  to the net  amount of the  payments  that the Fund is  contractually  obligated  to make.  If the other  party to an interest rate swap that is not  collateralized  defaults,  the Fund would risk the loss of the net amount of the payments that the Fund contractually  is entitled  to receive.  The Fund may buy and sell (i.e.,  write) caps and floors  without  limitation,  subject to the segregated  account  requirement  described above. For an additional  discussion of these strategies,  see this SAI under "Certain Risk
Factors and Investment Methods."

..........Investment Company  Securities.  From time to time, the Fund may invest in securities of other investment  companies,  subject to the  provisions  of Section  12(d)(1)  of the 1940 Act.  The Fund may invest in  securities  of money  market  funds  managed by the
Sub-advisor  subject to the terms of an exemptive  order obtained by the  Sub-advisor  and the funds that are advised or sub-advised by the Sub-advisor.  Under such order,  the Fund will limit its aggregate  investment in a money market fund managed by the Sub-advisor to the greater of (i) 5% of its total assets or (ii) $2.5 million,  although the  Company's  Board of Directors may increase this limit up to 25% of the Company's total assets.

..........Reverse  Repurchase  Agreements.  Subject to guidelines  promulgated by the Directors of the Company,  the Fund may enter into reverse  repurchase  agreements.  Pursuant to an exemptive order granted by the SEC, the Fund and other funds advised or sub-advised by the  Sub-Advisor  may invest in  repurchase  agreements  and other money market  instruments  through a joint  trading  account.  For a description of these investment techniques, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

..........Other  Income-Producing  Securities.  Other types of income producing  securities that the Fund may purchase include,  but are not limited to, the following types of securities:

..........         Variable and Floating Rate  Obligations.  These types of securities are relatively  long-term  instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

..........         Standby  Commitments.  These instruments,  which are similar to a put, give the Fund the option to obligate a broker, dealer or bank to repurchase a security held by that Fund at a specified price.

..........         Tender Option  Bonds.  Tender option bonds are  relatively  long-term  bonds that are coupled with the agreement of a third  party (such as a broker,  dealer or bank) to grant the holders of such  securities  the option to tender the  securities  to the institution at periodic intervals.

..........         Inverse  Floaters.  Inverse  floaters  are debt  instruments  whose  interest  bears an inverse  relationship  to the interest  rate on another  security.  The Fund will not invest more than 5% of its assets in inverse  floaters.  The Fund will purchase standby  commitments,  tender option bonds and instruments  with demand features  primarily for the purpose of increasing the liquidity of the Fund.

..........Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF
Goldman Sachs  Concentrated  Growth Fund. These  limitations are not  "fundamental"  investment  restrictions and may be changed by the
Directors of the Company without shareholder approval.  The Fund will not:

..........1.       Purchase a security  if as a result,  more than 15% of its net assets in the  aggregate,  at market  value,  would be invested in securities  which cannot be readily resold because of legal or contractual  restrictions on resale or for which there is no readily  available  market,  or  repurchase  agreements  maturing  in more than seven days or  securities  used as a cover for  written over-the-counter  options,  if any.  The  Directors  of the Company,  the  Investment  Manager or the  Sub-advisor  acting  pursuant to authority  delegated by the  Directors,  may  determine  that a readily  available  market  exists for  securities  eligible for resale pursuant to Rule 144A under the  Securities  Act of 1933, or any successor to such rule,  and therefore  that such  securities  are not subject to the foregoing limitation;

..........2.       Enter into any  futures  contracts  or  options  on  futures  contracts  for  purposes  other than bona fide  hedging transactions  (as  defined by the CFTC) if as a result the sum of the  initial  margin  deposits  and  premium  required  to  establish positions in futures  contracts  and related  options that do not fall within the  definition of bona fide hedging  transactions  would exceed 5% of the fair market value of the Fund's net assets;

..........3.       Enter into any  futures  contracts  if the  aggregate  amount of the Fund's  commitments  under  outstanding  futures contracts positions of the Fund would exceed the market value of the total assets of the Fund;

..........4.       Sell  securities  short,  unless it owns or has the right to obtain  securities  equivalent in kind and amount to the securities  sold short,  and provided that  transactions in options,  swaps and forward futures  contracts are not deemed to constitute selling securities short;

..........5.       Mortgage or pledge any  securities  owned or held by the Fund in amounts that exceed,  in the  aggregate,  15% of the
Fund's net asset  value,  provided  that this  limitation  does not apply to  reverse  repurchase  agreements  or in the case of assets deposited  to margin or guarantee  positions  in futures,  options,  swaps or forward  contracts  or placed in a segregated  account in connection with such contracts;

..........6.       Invest in companies for the purpose of exercising management or control;

..........7.       Purchase securities of open-end or closed-end  investment  companies except in compliance with the Investment Company
Act of 1940 or the  conditions  of any order of  exemption  from the SEC  regarding  the purchase of  securities  of money market funds managed by the Sub-advisor or its affiliates; or

..........8.       Purchase  securities  on margin,  except (i) for use of  short-term  credit  necessary  for clearance of purchases of portfolio securities and (ii) the Fund may make margin deposits in connection with futures contracts or other permissible investments.

ASAF LARGE-CAP GROWTH FUND:

Investment  Objective:  The investment  objective of the Fund (will be renamed Strategic  Partners Managed Large Cap Growth Fund) is to
seek maximum appreciation of investors' capital from a portfolio primarily of growth stocks of larger companies.

Investment Policies:

         Options.  The Fund may write (sell) call options on securities  as long as it owns the  underlying  securities  subject to the option,  or an option to purchase the same underlying  securities  having an exercise price equal to or less than the exercise price of the option,  or will  establish and maintain with the Fund's  custodian for the term of the option a segregated  account  consisting of cash or other liquid  securities  ("eligible  securities")  to the extent  required by applicable  regulation  in  connection  with the optioned  securities.  The Fund may write put options provided that, so long as the Fund is obligated as the writer of the option,  the
Fund owns an option to sell the  underlying  securities  subject to the option  having an exercise  price equal to or greater  than the exercise price of the option,  or it deposits and maintains with the custodian in a segregated  account  eligible  securities  having a value equal to or greater  than the  exercise  price of the option.  The premium  received  for writing an option will  reflect,  among other things,  the current market price of the underlying  security,  the  relationship of the exercise price to such market price, the price volatility of the underlying  security,  the option period,  supply and demand and interest rates. The Fund may write or purchase spread  options,  which are options for which the  exercise  price may be a fixed dollar  spread or yield  spread  between the security underlying  the option and another  security  that is used as a benchmark.  The exercise  price of an option may be below,  equal to or above the current  market value of the  underlying  security at the time the option is written.  The Fund may write (sell) call and put options  on up to 25% of net  assets  and may  purchase  put and call  options  provided  that no more than 5% of its net assets may be invested in premiums on such options.

         If a secured put option  expires  unexercised,  the writer  realizes a gain from the amount of the premium,  plus the interest income on the  securities  in the  segregated  account.  If the secured put writer has to buy the  underlying  security  because of the exercise  of the put option,  the  secured put writer  incurs an  unrealized  loss to the extent that the current  market  value of the underlying  security  is less than the  exercise  price of the put  option.  However,  this would be offset in whole or in part by gain from the premium received and any interest income earned on the securities in the segregated account.

..........For an additional  discussion of investing in options and the risks  involved  therein,  see this  Statement and the Company's
Prospectus under "Certain Risk Factors and Investment Methods."

                  Over-the-Counter   Options.  The  Fund  may  deal  in  over-the-counter   traded  options  ("OTC  options").   Unlike
exchange-traded  options,  OTC options are  transacted  directly  with dealers and not with a clearing  corporation.  Since there is no exchange,  pricing is normally done by reference to information  from market makers,  which  information is carefully  monitored by the
Sub-advisor  and  verified in  appropriate  cases.  In writing OTC options,  the Fund  receives the premium in advance from the dealer.
OTC options are available for a greater variety of securities or other assets,  and for a wider range of expiration  dates and exercise prices, than exchange-traded options.

         The staff of the SEC takes the  position  that  purchased  OTC  options and the assets used as "cover" for written OTC options are illiquid  securities.  Accordingly,  the Fund will only engage in OTC options transactions with dealers that have been specifically approved by the Sub-advisor.  The Sub-advisor  believes that the approved dealers should be able to enter into closing  transactions if necessary  and,  therefore,  present  minimal  credit  risks to the Fund.  The  Sub-advisor  will monitor the  creditworthiness  of the approved  dealers on an on-going  basis.  The Fund currently will not engage in OTC options  transactions if the amount invested by the
Fund in OTC options,  plus a "liquidity  charge"  related to OTC options  written by the Fund,  plus the amount invested by the Fund in other  illiquid  securities,  would  exceed 15% of the Fund's net  assets.  The  "liquidity  charge"  referred  to above is computed as described below.

         The Fund  anticipates  entering into agreements with dealers to which the Fund sells OTC options.  Under these  agreements the
Fund would  have the  absolute  right to  repurchase  the OTC  options  from the dealer at any time at a price no greater  than a price established  under the  agreements  (the  "Repurchase  Price").  The  "liquidity  charge"  referred to above for a specific  OTC option transaction  will be the Repurchase  Price related to the OTC option less the intrinsic  value of the OTC option.  The intrinsic  value of an OTC call option for such purposes will be the amount by which the current  market value of the  underlying  security  exceeds the exercise  price.  In the case of an OTC put option,  intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying  security.  If there is no such agreement  requiring a dealer to allow the Fund to repurchase a specific
OTC option written by the Fund,  the "liquidity  charge" will be the current market value of the assets serving as "cover" for such OTC option.

                  Options on  Securities  Indices.  The Fund, as part of its options  transactions,  may also use options on securities indices in an attempt to hedge against market  conditions  affecting the value of securities that the Fund owns or intends to purchase, and not for  speculation.  When the Fund writes an option on a securities  index, it will be required to deposit with its custodian and mark-to-market  eligible  securities  to the  extent  required  by  applicable  regulation.  Where the Fund  writes a call  option on a securities index at a time when the contract value exceeds the exercise price, the Fund will also segregate and  mark-to-market,  until the option  expires or is closed out,  cash or cash  equivalents  equal in value to such  excess.  The Fund may also  purchase and sell options on indices other than securities  indices,  as available,  such as foreign currency indices.  Because index options are settled in cash, a call writer  cannot  determine  the amount of its  settlement  obligations  in advance and,  unlike call writing on specific securities,  cannot cover its potential  settlement  obligations  by acquiring  and holding the  underlying  securities.  Index options involve risks similar to those risks relating to transactions in financial futures contracts described below.

         For an additional  discussion of investing in OTC options and options on securities  indices,  and the risks involved therein, see this Statement and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Financial  Futures  Contracts and Related  Options.  The Fund may enter into  financial  futures  contracts.  This  investment technique is designed  primarily to hedge (i.e.  protect) against  anticipated  future changes in market conditions or foreign exchange rates which otherwise might affect  adversely the value of securities or other assets which the Fund holds or intends to purchase.  For example,  when the near-term market view is bearish but the portfolio  composition is judged satisfactory for the longer term, exposure to temporary  declines in the market may be reduced by entering  into  futures  contracts  to sell  securities  or the cash value of an index.  Conversely,  where the near-term  view is bullish,  but the Fund is believed to be well  positioned  for the longer term with a high cash  position,  the Fund can hedge  against  market  increases by entering into futures  contracts to buy  securities or the cash value of an index.  In either case, the use of futures  contracts would tend to minimize  portfolio  turnover and facilitate the Fund's pursuit of its investment  objective.  Also, if the Fund owned  long-term bonds and interest rates were expected to rise, it could sell financial futures contracts.  If interest rates did increase,  the value of the bonds held by the Fund would decline,  but this decline would be offset in whole or in part by an  increase in the value of the Fund's  futures  contracts.  If, on the other  hand,  long-term interest rates were expected to decline,  the Fund could hold  short-term debt securities and benefit from the income earned by holding such  securities,  while at the  same  time the Fund  could  purchase  futures  contracts  on  long-term  bonds or the cash  value of a securities  index.  Thus,  the Fund could take  advantage of the  anticipated  rise in the value of long-term  bonds  without  actually buying them.  The futures  contracts  and  short-term  debt  securities  could then be  liquidated  and the cash  proceeds  used to buy long-term  bonds.  At the time of delivery,  in the case of a contract  relating to fixed income  securities,  adjustments  are made to recognize  differences  in value arising from the delivery of  securities  with a different  interest  rate than that  specified in the contract.  In some cases,  securities  to be delivered  under a futures  contract may not have been issued at the time the contract was written.

         The market prices of futures  contracts may be affected by certain  factors.  If  participants  in the futures market elect to close  out  their  contracts  through  offsetting  transactions  rather  than  meet  margin  requirements,  distortions  in the  normal relationship  between the assets and  futures  market  could  result.  Price  distortions  also could  result if  investors  in futures contracts decide to make or take delivery of underlying  securities or other assets rather than engage in closing  transactions because of the resultant  reduction in the liquidity of the futures  market.  In addition,  because margin  requirements  in the futures market are less onerous than margin  requirements  in the cash market,  increased  participation  by  speculators  in the futures market could cause  temporary  price  distortions.  Due to the  possibility  of these price  distortions  and because of the  imperfect  correlation between movements in the prices of securities or other assets and movements in the prices of futures  contracts,  a correct forecast of market trends by the Sub-advisor still may not result in a successful hedging transaction.

         The Fund may purchase and write call and put options on financial  futures  contracts.  Options on futures  contracts  involve risks similar to those risks relating to  transactions in financial  futures  contracts.  For an additional  discussion of investing in financial  futures  contracts and options on financial  futures  contracts and the risks involved  therein,  see this Statement and the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

..........Section 4(2) Paper.  The Fund may invest in commercial  paper issued by major  corporations  under the  Securities Act of 1933 in reliance on the exemption  from  registration  afforded by Section  3(a)(3)  thereof.  Such  commercial  paper may be issued only to finance  current  transactions  and must mature in nine months or less.  Such  commercial  paper is traded  primarily by  institutional investors through investment dealers,  and individual investor  participation in the commercial paper market is very limited.  The Fund also may invest in commercial paper issued in reliance on the so-called  "private  placement"  exemption from registration  afforded by
Section 4(2) of the  Securities  Act of 1933  ("Section  4(2) paper").  Section 4(2) paper is restricted  as to  disposition  under the federal  securities  laws, and generally is sold to institutional  investors,  such as the Fund, who agree that they are purchasing the paper for  investment  and not with a view to  public  distribution.  Any  resale by the  purchaser  must be in an exempt  transaction.
Section 4(2) paper  normally is resold to other  institutional  investors  through or with the  assistance  of the issuer or investment dealers who make a market in the Section 4(2) paper,  thus providing  liquidity.  Section 4(2) paper will be considered  illiquid,  and subject to the Fund's limitation on investing in illiquid securities,  unless the Sub-advisor  determines such Section 4(2) paper to be liquid under guidelines established by the Board of Directors of the Company.

         Collateralized  Obligations.  The Fund may invest in asset-backed  and  mortgage-backed  securities,  including  interest only
("IO") and principal  only ("PO")  securities  (collectively,  "collateralized  obligations").  A  collateralized  obligation is a debt security issued by a corporation,  trust or custodian,  or by a U.S. Government agency or instrumentality,  that is collateralized by a portfolio  or pool of  mortgages,  mortgage  pass-through  securities,  U.S.  Government  securities  or other  assets.  Collateralized obligations, depending on their structure and the rate of prepayments, can be volatile.

         The Fund  will  currently  invest  in only  those  collateralized  obligations  that are  fully  collateralized  and would not materially  alter the risk profile of the Fund. Fully  collateralized  means that the collateral will generate cash flows sufficient to meet  obligations  to holders  of the  collateralized  obligations  under  even the most  conservative  prepayment  and  interest  rate projections.  Thus, the collateralized  obligations are structured to anticipate a worst case prepayment  condition and to minimize the reinvestment  rate risk for cash flows between  coupon dates for the  collateralized  obligations.  A worst case  prepayment  condition generally assumes immediate  prepayment of all securities  purchased at a premium and zero prepayment of all securities  purchased at a discount.  Reinvestment  rate risk may be  minimized by assuming  very  conservative  reinvestment  rates and by other means such as by maintaining the flexibility to increase  principal  distributions in a low interest rate  environment.  The effective credit quality of the  collateralized  obligations  in such  instances is the credit  quality of the issuer of the  collateral.  The  requirements  as to collateralization  are determined by the issuer or sponsor of the  collateralized  obligation in order to satisfy rating  agencies,  if rated.  The Fund does not currently intend to invest more than 5% of its total assets in collateralized obligations.

         Because some  collateralized  obligations are issued in classes with varying  maturities and interest rates,  the investor may obtain  greater  predictability  of maturity  through these  collateralized  obligations  than through  direct  investments in mortgage pass-through  securities.  Classes  with  shorter  maturities  may have lower  volatility  and lower  yield  while  those  with  longer maturities may have higher  volatility and higher yield.  Payments of principal and interest on the  underlying  collateral  securities are not passed through directly to the holders of these  collateralized  obligations.  Rather, the payments on the underlying portfolio or pool of obligations  are used to pay interest on each class and to retire  successive  maturities in sequence.  These  relationships may in effect "strip" the interest payments from principal  payments of the underlying  obligations and allow for the separate purchase of either the interest or the principal  payments,  sometimes  called  interest only ("IO") and principal  only ("PO")  securities.  By investing  in IOs and POs, an  investor  has the option to select from a pool of  underlying  collateral  the portion of the cash flows that most closely corresponds to the investor's forecast of interest rate movements.

         Collateralized  obligations are designed to be retired as the underlying  obligations  are repaid.  In the event of prepayment on or call of such securities,  the class of collateralized  obligation first to mature generally will be paid down first.  Although in most cases the issuer of  collateralized  obligations  will not supply  additional  collateral in the event of such  prepayment,  there generally  will be sufficient  collateral to secure  collateralized  obligations  that remain  outstanding.  Governmentally-issued  and privately-issued  IO's and PO's will be considered  illiquid for purposes of the Fund's  limitation on illiquid  securities unless they are determined to be liquid under guidelines established by the Board of Directors.

         In reliance on an interpretation by the SEC, the Fund's investments in certain qualifying  collateralized  obligations are not subject to the  limitations in the 1940 Act regarding  investments  by a registered  investment  company,  such as the Fund, in another investment company.

         Inverse  Floaters.  The Fund  may  also  invest  in  "inverse  floaters."  These  inverse  floaters  are  more  volatile  than conventional  fixed or floating rate  collateralized  obligations,  and their yield and value will  fluctuate in inverse  proportion to changes in the index upon which rate  adjustments  are based.  As a result,  the yield on an inverse  floater will  generally  increase when market yields (as  reflected by the index)  decrease and decrease when market  yields  increase.  The extent of the  volatility of inverse  floaters  depends on the extent of anticipated  changes in market rates of interest.  Generally,  inverse floaters provide for interest rate  adjustments  based upon a multiple of the specified  interest  index,  which further  increases  their  volatility.  The degree  of  additional  volatility  will be  directly  proportional  to the size of the  multiple  used in  determining  interest  rate adjustments.  Currently, the Fund does not intend to invest more than 5% of its net assets in inverse floaters.

..........For an additional  discussion of investing in collateralized  obligations and the risks involved  therein,  see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

Investment  Policies  Which May Be  Changed  Without  Shareholder  Approval.  The  following  limitations  are  applicable  to the ASAF
Large-Cap Growth Fund.  These  limitations are not  "fundamental"  restrictions and may be changed without  shareholder  approval.  The
Fund will not:

..........1.       Change  its  policy to invest at least 80% of the value of its  assets in large  capitalization  companies  unless it provides 60 days prior written notice to its shareholders.

         2.       Invest for the purpose of exercising control or management of another issuer.

         3.       Purchase securities of other investment companies, except in compliance with the 1940 Act.

         4.       Invest more than 15% of its net assets in illiquid securities.

ASAF T. ROWE PRICE TAX MANAGED FUND:

Investment  Objective:  The investment  objective of the Fund is to seek  attractive  long-term  capital  appreciation  on an after tax basis.  The Fund will normally  invest  primarily in common stocks.  Assets of the Fund invested in equity  securities  will be subject to all of the risks of investing in the stock market.

Investment Policies:

..........Foreign  Securities.  The Fund may invest up to 25% of its total assets (excluding  reserves) in U.S.  dollar-denominated  and
non-U.S.  dollar-denominated securities of foreign issuers. These include  nondollar-denominated  securities traded outside of the U.S.
and  dollar-denominated  securities of foreign  issuers  traded in the U.S.  (such as ADRs).  Such  investments  increase a portfolio's diversification  and may enhance  return,  but they also involve some special  risks,  such as exposure to  potentially  adverse local, political,  and economic  developments;  nationalization  and exchange  controls;  potentially  lower liquidity and higher  volatility;
possible problems arising from accounting,  disclosure,  settlement,  and regulatory practices that differ from U.S. standards; and the chance that  fluctuations in foreign  exchange rates will decrease the investment's  value (favorable  changes can increase its value).
These risks are heightened for  investments in developing  countries,  and there is no limit on the amount of fund foreign  investments that may be made in such countries.

..........Hybrid  Instruments.  Hybrid  Instruments (a type of  potentially  high-risk  derivative)  can combine the elements of futures contracts or options with those of debt,  preferred  equity,  or a depositary  instrument  (hereinafter  "Hybrid  Instruments").  Thus,
Hybrid  Instruments may take a variety of forms,  including,  but not limited to, debt instruments with interest or principal  payments or redemption  terms  determined  by reference to the value of a currency or commodity or  securities  index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency,  or convertible  securities with the conversion terms related to a particular  commodity.  Hybrids can have volatile  prices and limited  liquidity and their use may be  unsuccessful.
The Fund may invest up to 10% of its total assets in hybrid instruments.

..........For a discussion of certain risks  involved in investing in hybrid  instruments  see this SAI under  "Certain Risk Factors and
Investment Methods."

..........Warrants.  The Fund may acquire  warrants.  For a discussion of certain risks  involved  therein,  see this SAI under "Certain
Risk Factors and Investment Methods."

..........Futures Contracts:

..........Transactions in Futures.  Futures contracts are a type of potentially  high-risk  derivative.  The Fund may enter into futures contracts including stock index, interest rate, and currency futures ("futures" or "futures contracts").

..........Stock index  futures  contracts  may be used to provide a hedge for a portion of the Fund's  portfolio,  as a cash  management tool, or as an efficient way for the Sub-advisor to implement  either an increase or decrease in portfolio  market exposure in response to changing  market  conditions.  The Fund may purchase or sell futures  contracts  with respect to any stock index.  Nevertheless,  to hedge the Fund's  portfolio  successfully,  the Fund must sell futures  contacts with respect to indices or subindices  whose movements will have a significant correlation with movements in the prices of the Fund's portfolio securities.

..........Interest rate or currency futures  contracts may be used as a hedge against changes in prevailing  levels of interest rates or currency  exchange rates in order to establish more definitely the effective  return on securities or currencies held or intended to be acquired  by the Fund.  In this  regard,  the Fund could sell  interest  rate or  currency  futures as an offset  against the effect of expected  increases in interest rates or currency  exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

..........The Fund will enter into futures  contracts which are traded on national and foreign futures  exchanges,  and are standardized as to maturity date and underlying  financial  instrument.  Futures  exchanges and trading in the United States are regulated under the
Commodity  Exchange Act by the CFTC.  Although  techniques other than the sale and purchase of futures  contracts could be used for the above-referenced  purposes,  futures  contracts offer an effective and relatively low cost means of implementing the Fund's  objectives in these areas.

..........Regulatory  Limitations.  If the Fund  purchases or sells  futures  contracts or related  options which do not qualify as bona fide hedging under  applicable  CFTC rules,  the aggregate  initial margin  deposits and premium  required to establish those positions cannot exceed 5% of the liquidation  value of the Fund after taking into account  unrealized  profits and unrealized losses on any such contracts it has entered into;  provided,  however,  that in the case of an option that is  in-the-money  at the time of purchase,  the in-the-money  amount may be excluded in calculating the 5% limitation.  For purposes of this policy,  options on futures  contracts and foreign  currency  options traded on a commodities  exchange will be considered  "related  options." This policy may be modified by the
Directors of the Company without a shareholder vote and does not limit the percentage of the Fund's assets at risk to 5%.

..........In  instances  involving  the  purchase of futures  contracts  or the writing of call or put options  thereon by the Fund,  an amount of cash,  liquid  assets,  or other  suitable  collateral  as  permitted  by the SEC,  equal to the market  value of the futures contracts  and  options  thereon  (less  any  related  margin  deposits),  will be  identified  by the Fund to cover the  position,  or alternative  cover (such as owning an offsetting  position)  will be employed.  Assets used as cover or held in an  identified  account cannot be sold while the position in the  corresponding  option or future is open,  unless they are replaced with similar assets.  As a result,  the commitment of a large portion of the Fund's assets to cover or identified  accounts could impede  portfolio  management or the Fund's ability to meet redemption requests or other current obligations.

..........Options on Futures  Contracts.  The Fund may  purchase  and sell  options on the same types of futures in which it may invest.
Writing a put option on a futures  contract  serves as a partial hedge against an increase in the value of securities  the Fund intends to acquire.  If the futures  price at  expiration  of the option is above the exercise  price,  the Fund will retain the full amount of the premium  which  provides a partial  hedge  against any  increase  that may have  occurred in the price of the  securities  the Fund intends to acquire.  If the futures  price when the option is  exercised is below the exercise  price,  however,  the Fund will incur a loss, which may be wholly or partially offset by the decrease in the price of the securities the Fund intends to acquire.

..........As an  alternative to writing or purchasing  call and put options on stock index futures,  the Fund may write or purchase call and put options on stock  indices.  Such options  would be used in a manner  similar to the use of options on futures  contracts.  From time to time a single  order to purchase or sell  futures  contracts  (or options  thereon) may be made on behalf of the Fund and other funds.  Such  aggregated  orders would be allocated  among the Fund and the other funds in a fair and  non-discriminatory  manner.  See this SAI and Company's  Prospectus  under "Certain Risk Factors and  Investment  Methods" for a description of certain risks in options and futures contracts.

..........Additional  Futures  and  Options  Contracts.  Although  the Fund has no current  intention  of engaging in futures or options transactions  other than those  described  above,  it reserves the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.

..........Federal Tax  Treatment of Options,  Futures  Contracts,  and Forward  Foreign  Exchange  Contracts.  Although the Fund invests almost  exclusively in securities  that generate income that is exempt from federal income tax, the Fund may enter into certain option, futures,  and foreign exchange contracts,  including options and futures on currencies,  which may be treated as Section 1256 contracts income from which is not exempt from such tax.  Therefore,  use of the investment  techniques  described  above could result in taxable income to shareholders of the Fund.

..........Transactions  which are  considered  Section 1256  contracts  will be  considered to have been closed at the end of the Fund's fiscal year and any gains or losses will be recognized for tax purposes at that time.  Gains or losses  recognized  from the closing or settlement of such contracts,  as well as from the disposition of such contracts,  will be characterized as 60% long-term  capital gain or loss and 40% short-term  capital gain or loss,  without  regard to the holding period of the contract.  The Fund will be required to distribute net gains on such  transactions to shareholders  even though it may not have closed the transaction and received cash to pay such distributions.

..........Options,  futures,  and forward  foreign  exchange  contracts,  including  options and futures on  currencies,  which offset a foreign  currency-denominated  bond or currency position (or certain other positions) may be considered straddles for tax purposes,  in which  case a loss on any  position  in a straddle  will be subject to  deferral  to the  extent of  unrealized  gain in an  offsetting position.  The holding  period of the  securities or currencies  comprising the straddle will be deemed not to begin until the straddle is terminated.  The holding period of the security  offsetting an  in-the-money  "qualified  covered call" option on an equity security generally will not include the period of time the option is outstanding.

..........Losses on written  covered calls and purchased  puts on  securities,  excluding  certain  "qualified  covered call" options on equity  securities,  may be long-term  capital losses, if the security covering the option was held for more than one year prior to the writing of the option.

..........In order for the Fund to continue to qualify for federal  income tax  treatment as a regulated  investment  company,  at least
90% of its gross income for a taxable year must be derived from  qualifying  income,  i.e.,  dividends,  interest,  income derived from certain  securities  loans,  and  gains  from  the  sale  of  securities  or  currencies.  There  could  be  legislative,  judicial  or administrative  developments that limit the extent that net gain realized from option,  futures,  or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement.

..........In addition,  entering into certain options,  futures contracts, or forward contracts may result in the "constructive sale" of offsetting stocks or debt securities of the Fund.

Options on Securities

..........Writing  Covered  Call  Options.  The Fund may write (sell)  American or European  style  "covered"  call options and purchase options to close out options previously written by the Fund. In writing covered call options,  the Fund expects to generate  additional premium  income which  should  serve to enhance the Fund's  total return and reduce the effect of any price  decline of the security or currency  involved  in the  option.  Covered  call  options  will  generally  be written on  securities  or  currencies  which,  in the
Sub-advisor's  opinion,  are not expected to have any major price increases or moves in the near future but which,  over the long term, are deemed to be attractive investments for the Fund.

..........The Fund  generally  will write only covered call  options.  This means that the Fund will either own the security or currency subject to the option or an option to purchase  the same  underlying  security or currency,  having an exercise  price equal to or less than the  exercise  price of the  "covered"  option.  From time to time,  the Fund will  write a call  option  that is not  covered  as indicated  above but where the Fund will  establish and maintain with its custodian for the term of the option,  an account  consisting of cash, U.S. government securities,  other liquid high-grade debt obligations,  or other suitable cover as permitted by the SEC having a value equal to the fluctuating market value of the optioned securities or currencies.

..........Fund  securities  or  currencies  on which call  options may be written will be  purchased  solely on the basis of  investment considerations  consistent  with the Fund's  investment  objective.  The writing of covered call options is a  conservative  investment technique  believed to involve  relatively  little  risk (in  contrast to the  writing of naked or  uncovered  options,  which the Fund generally  will not do), but capable of enhancing  the Fund's total  return.  When writing a covered call option,  the Fund,  in return for the premium,  gives up the opportunity  for profit from a price increase in the underlying  security or currency above the exercise price,  but conversely  retains the risk of loss should the price of the security or currency  decline.  Unlike one who owns securities or  currencies  not subject to an option,  the Fund has no control over when it may be required to sell the  underlying  securities  or currencies,  since it may be assigned an exercise  notice at any time prior to the expiration of its obligation as a writer.  If a call option  which the Fund has  written  expires,  the Fund will  realize a gain in the amount of the  premium;  however,  such gain may be offset by a decline in the market  value of the  underlying  security  or  currency  during the option  period.  If the call  option is exercised,  the Fund will realize a gain or loss from the sale of the  underlying  security or  currency.  The Fund does not consider a security  or  currency  covered by a call to be  "pledged"  as that term is used in the Fund's  policy  which  limits the  pledging  or mortgaging of its assets.

..........The premium  received is the market  value of an option.  The premium the Fund will  receive  from  writing a call option will reflect,  among other things, the current market price of the underlying  security or currency,  the relationship of the exercise price to such market price,  the historical  price  volatility of the underlying  security or currency,  and the length of the option period.
Once the decision to write a call option has been made,  the  Sub-advisor,  in determining  whether a particular  call option should be written on a particular  security or currency,  will consider the  reasonableness of the anticipated  premium and the likelihood that a liquid  secondary  market will exist for those  options.  The premium  received by the Fund for writing  covered  call  options will be recorded as a liability of the Fund.  This  liability will be adjusted  daily to the option's  current market value,  which will be the latest sale price at the time at which the net asset value per share of the Fund is  computed  (close of the New York Stock  Exchange), or, in the absence of such sale,  the latest asked price.  The option will be terminated  upon  expiration of the option,  the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

..........The Fund will realize a profit or loss from a closing  purchase  transaction  if the cost of the  transaction  is less or more than the premium  received  from the writing of the  option.  Because  increases  in the market  price of a call option will  generally reflect increases in the market price of the underlying  security or currency,  any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

..........The Fund will not write a covered call option if, as a result,  the  aggregate  market value of all  portfolio  securities  or currencies  covering  written call or put options  exceeds 25% of the market  value of the Fund's net assets.  In  calculating  the 25%
limit,  the Fund will offset,  against the value of assets  covering  written calls and puts, the value of purchased  calls and puts on identical securities or currencies with identical maturity dates.

..........Writing Covered Put Options.  The Fund may write American or European style covered put options and purchase  options to close out options previously written by the Fund.

..........The Fund would write put options only on a covered  basis,  which means that the Fund would  maintain in a segregated  account cash, U.S.  government  securities,  other liquid high-grade debt obligations,  or other suitable cover as determined by the SEC, in an amount not less than the  exercise  price or the Fund will own an option to sell the  underlying  security or  currency  subject to the option having an exercise price equal to or greater than the exercise  price of the "covered"  option at all times while the put option is outstanding.  (The rules of a clearing  corporation  currently  require that such assets be deposited in escrow to secure payment of the exercise price.)

..........The Fund would generally write covered put options in  circumstances  where the Sub-advisor  wishes to purchase the underlying security or currency  for the Fund's  portfolio at a price lower than the current  market  price of the  security or currency.  In such event the Fund would write a put option at an exercise price which,  reduced by the premium received on the option,  reflects the lower price it is willing to pay.  Since the Fund would also  receive  interest on debt  securities  or  currencies  maintained  to cover the exercise price of the option,  this technique  could be used to enhance current return during periods of market  uncertainty.  The risk in such a transaction  would be that the market price of the  underlying  security or currency  would decline below the exercise  price less the premiums  received.  Such a decline could be substantial and result in a significant loss to the Fund. In addition,  the Fund, because it does not own the  specific  securities  or  currencies  which it may be required to purchase in exercise of the put,  cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

..........The Fund will not write a covered put option if, as a result,  the  aggregate  market  value of all  portfolio  securities  or currencies  covering put or call options exceeds 25% of the market value of the Fund's net assets.  In calculating  the 25% limit,  the
Fund will  offset,  against the value of assets  covering  written puts and calls,  the value of purchased  puts and calls on identical securities or currencies with identical maturity dates.

..........Purchasing  Put Options.  The Fund may purchase  American or European  style put options.  As the holder of a put option,  the
Fund has the right to sell the  underlying  security or currency at the exercise  price at any time during the option period  (American style) or at the expiration of the option  (European  style).  The Fund may enter into closing sale  transactions  with respect to such options,  exercise  them or permit  them to expire.  The Fund may  purchase  put  options  for  defensive  purposes in order to protect against an anticipated decline in the value of its securities or currencies.

..........The  premium  paid by the Fund when  purchasing  a put option  will be  recorded  as an asset of the Fund.  This asset will be adjusted daily to the option's  current market value,  which will be the latest sale price at the time at which the net asset value per share of the Fund is computed  (close of New York Stock  Exchange),  or, in the absence of such sale, the latest bid price.  This asset will be terminated  upon  expiration  of the option,  the selling  (writing) of an identical  option in a closing  transaction,  or the delivery of the underlying security or currency upon the exercise of the option.

..........Purchasing Call Options.  The Fund may purchase American or European style call options.  As the holder of a call option,  the
Fund has the right to  purchase  the  underlying  security  or currency  at the  exercise  price at any time  during the option  period
(American style) or at the expiration of the option (European  style).  The Fund may enter into closing sale  transactions with respect to such  options,  exercise  them or permit them to expire.  The Fund may  purchase  call  options for the  purpose of  increasing  its current return or avoiding tax  consequences  which could reduce its current  return.  The Fund may also purchase call options in order to acquire the underlying securities or currencies.

..........The Fund will not commit  more than 5% of its assets to  premiums  when  purchasing  call and put  options.  The Fund may also purchase call options on underlying  securities or currencies it owns in order to protect  unrealized gains on call options  previously written by it. A call option would be purchased for this purpose where tax  considerations  make it  inadvisable  to realize such gains through a closing purchase transaction.  Call options may also be purchased at times to avoid realizing losses.

..........Dealer  (Over-the-Counter)  Options. The Fund may engage in transactions involving dealer options.  Certain risks are specific to dealer  options.  While the Fund would look to a clearing  corporation  to  exercise  exchange-traded  options,  if the Fund were to purchase a dealer  option,  it would rely on the dealer  from whom it  purchased  the option to perform if the option  were  exercised.
Failure by the dealer to do so would  result in the loss of the  premium  paid by the Fund as well as loss of the  expected  benefit of the transaction.  For a discussion of dealer options, see this SAI under "Certain Risk Factors and Investment Methods."

..........Lending of Portfolio  Securities.  Securities loans are made to  broker-dealers,  institutional  investors,  or other persons, pursuant to agreements  requiring that the loans be continuously  secured by collateral at least equal at all times to the value of the securities  lent,  marked to market on a daily basis.  The  collateral  received  will  consist of cash,  U.S.  government  securities, letters of credit,  or such other  collateral as may be permitted  under its investment  program.  While the securities are being lent, the Fund will  continue  to receive the  equivalent  of the  interest or  dividends  paid by the issuer on the  securities,  as well as interest  on the  investment  of the  collateral  or a fee from the  borrower.  The Fund has a right to call each loan and  obtain  the securities,  within such period of time which  coincides with the normal  settlement  period for purchases and sales of such securities in the respective  markets.  The Fund will not have the right to vote on securities  while they are being lent, but it will call a loan in  anticipation  of any important  vote.  The risks in lending  portfolio  securities,  as with other  extensions  of secured  credit, consist of possible  delay in receiving  additional  collateral or in the recovery of the  securities or possible loss of rights in the collateral  should the borrower fail  financially.  Loans will only be made to firms deemed by the  Sub-advisor  to be of good standing and will not be made unless,  in the judgment of the  Sub-advisor,  the  consideration  to be earned from such loans would  justify the risk.

..........Reverse Repurchase Agreements.  Although the Fund has no current intention of engaging in reverse repurchase  agreements,  the
Fund reserves the right to do so.  Reverse  repurchase  agreements are ordinary  repurchase  agreements in which the Fund is the seller of,  rather  than the  investor  in,  securities,  and agrees to  repurchase  them at an agreed  upon time and price.  Use of a reverse repurchase  agreement may be  preferable to a regular sale and later  repurchase of the  securities  because it avoids  certain  market risks and transaction costs.

..........Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF
T. Rowe Price Tax Managed  Fund.  These  limitations  are not  "fundamental"  restrictions  and may be changed by the  Directors of the
Company without shareholder approval.  The Fund will not:

         1.   Purchase additional securities when money borrowed exceeds 5% of its total assets;

         2.   Invest in companies for the purpose of exercising management or control;

         3.   Purchase a futures  contract or an option  thereon,  if, with respect to positions in futures or options on futures which do not represent bona fide hedging,  the aggregate  initial margin and premiums on such options would exceed 5% of the Fund's net asset value;

         4.   Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities;

         5.   Purchase securities of open-end or closed-end  investment  companies except in compliance with the Investment Company Act of 1940 or in accordance with any exemptive orders received by the Investment Advisor;

         6.   Purchase securities on margin,  except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) it may make margin deposits in connection with futures contracts or other permissible investments;

         7.   Mortgage,  pledge,  hypothecate or, in any manner,  transfer any security owned by the Fund as security for  indebtedness except as may be  necessary  in  connection  with  permissible  borrowings  or  investments  and then  such  mortgaging,  pledging,  or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of borrowing or investment;

         8.   Purchase  participations  or other direct  interests  in, or enter into leases with respect to oil, gas, or other mineral exploration  or  development  programs  if, as a result  thereof,  more than 5% of the value of the total  assets of the Fund  would be invested in such programs;

         9.   Invest in puts, calls,  straddles,  spreads, or any combination thereof, except to the extent permitted by the prospectus and Statement of Additional Information;

         10.  Effect short sales of securities; or

         11.  Invest in warrants  if, as a result  thereof,  more than 10% of the value of the net assets of the Fund would be invested in warrants.

ASAF SANFORD BERNSTEIN CORE VALUE FUND:

Investment  Objective:  The investment  objective of the Fund (will be renamed Strategic Partners Core Value Fund) is to seek long-term capital growth.

Investment Policies:

         As a diversified  fund, no more than 5% of the assets of the Fund may be invested in the  securities of one issuer (other than
U.S.  Government  Securities),  except that up to 25% of the Fund's assets may be invested without regard to this limitation.  The Fund will not invest more than 25% of its assets in the securities of issuers in any one industry.

         Short-Term  Instruments.  When the Fund experiences large cash inflows or anticipates  substantial  redemption  requests,  the
Fund may hold short-term  investments for a limited time pending the purchase of equity securities.  The Fund's short-term  instruments may consist of: (i)  short-term  obligations  issued or guaranteed by the U.S.  government or any of its agencies or  instrumentalities or by any of the states;  (ii) other  short-term  debt  securities  rated AA or higher by Standard & Poor's  ("S&P") or Aa or higher by
Moody's or, if unrated,  of comparable  quality in the opinion of the  Sub-advisor;  (iii)  commercial  paper;  (iv) bank  obligations, including negotiable  certificates of deposit, time deposits and bankers' acceptances;  and (v) repurchase agreements.  At the time the
Fund invests in commercial  paper, bank obligations or repurchase  agreements,  the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's  or  outstanding  commercial  paper or bank  obligations  rated A-1 by S&P or
Prime-1 by  Moody's;  or, if no such  ratings  are  available,  the  instrument  must be of  comparable  quality in the  opinion of the
Sub-advisor.

         Certificates of Deposit and Bankers'  Acceptances.  Certificates  of deposit are receipts  issued by a depositary  institution in exchange  for the deposit of funds.  The issuer  agrees to pay the amount  deposited  plus  interest to the bearer of the receipt on the date  specified on the  certificate.  The  certificate  usually can be traded in the secondary  market prior to maturity.  Bankers'
acceptances  typically arise from short-term credit  arrangements  designed to enable businesses to obtain funds to finance  commercial transactions.  Generally,  an  acceptance  is a time draft drawn on a bank by an  exporter or an importer to obtain a stated  amount of funds to pay for specific merchandise.  The draft is then "accepted" by a bank that, in effect,  unconditionally  guarantees to pay the face value of the  instrument on its maturity  date.  The  acceptance  may then be held by the accepting  bank as an asset or it may be sold in the secondary  market at the going rate of discount for a specific  maturity.  Although  maturities for  acceptances  can be as long as 270 days, most acceptances have maturities of six months or less.

         Commercial Paper.  Commercial paper consists of short-term  (usually from 1 to 270 days) unsecured  promissory notes issued by corporations  in order to finance  their  current  operations.  A variable  amount  master  demand note (which is a type of  commercial paper)  represents a direct  borrowing  arrangement  involving  periodically  fluctuating  rates of interest  under a letter  agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

         U.S.  Government  Obligations.  The Fund may  invest in  obligations  issued or  guaranteed  by U.S.  Government  agencies  or instrumentalities.  These  obligations  may or may not be backed by the "full  faith and credit" of the United  States.  In the case of securities not backed by the full faith and credit of the United States,  the Fund must look  principally to the federal agency issuing or guaranteeing  the obligation for ultimate  repayment,  and may not be able to assert a claim against the United States itself in the event the agency or  instrumentality  does not meet its  commitments.  Government  securities in which the Fund may invest that are not backed by the full  faith and credit of the United  States  include,  but are not  limited  to,  obligations  of the  Tennessee  Valley
Authority,  the Federal Home Loan Mortgage  Corporation  and the U.S.  Postal  Service,  each of which has the right to borrow from the
U.S.  Treasury to meet its  obligations,  and  obligations  of the Federal Farm Credit System and the Federal Home Loan Banks,  both of whose  obligations may be satisfied only by the individual  credit of the issuing agency.  Securities that are backed by the full faith and credit of the United States include obligations of the Government National Mortgage  Association,  the Farmers Home Administration,
and the Export-Import Bank.

         Equity  Investments.  The Fund may invest in equity  securities  listed on any domestic  securities  exchange or traded in the over-the-counter  markets,  including ADRs and U.S. dollar  denominated  securities of foreign issuers that trade on domestic exchanges and in the  over-the-counter  markets..  They may or may not pay  dividends or carry  voting  rights.  Common  stock  occupies the most junior position in a company's capital structure.

Futures Contracts and Options on Futures Contracts.

         Futures  Contracts.  The Fund may enter into securities index futures  contracts.  U.S.  futures  contracts have been designed by exchanges which have been designated  "contracts  markets" by the CFTC, and must be executed through a futures commission  merchant, or brokerage firm, which is a member of the relevant contract market.  Futures  contracts trade on a number of exchange  markets,  and, through their  clearing  corporations,  the exchanges  guarantee  performance  of the contracts as between the clearing  members of the exchange.  These investments will be made by the Fund solely for hedging purposes.

         At the same time a futures  contract is purchased or sold,  the Fund must allocate  cash or  securities  as a deposit  payment
("initial  margin").  It is expected that the initial  margin would be  approximately  1 1/2% to 5% of a contract's  face value.  Daily thereafter,  the futures  contract is valued and the payment of  "variation  margin" may be  required,  because  each day the Fund will provide or receive cash that reflects any decline or increase in the contract's value.

         Although  futures  contracts  by their terms call for the actual  delivery or  acquisition  of  securities,  in most cases the contractual  obligation is fulfilled  before the date of the contract  without having to make or take delivery of the  securities.  The offsetting  of a  contractual  obligation  is  accomplished  by buying (or selling,  as the case may be) on a  commodities  exchange an identical  futures  contract  calling for  delivery in the same month.  Such a  transaction,  which is effected  through a member of an exchange,  cancels the  obligation to make or take delivery of the  securities.  Because  transactions  in the futures market are made, offset or fulfilled  through a  clearinghouse  associated  with the  exchange on which the  contracts  are traded,  the Fund will incur brokerage  fees when it purchases or sells futures  contracts.  The liquidity of the futures market  depends on  participants  entering into  offsetting  transactions  rather than making or taking  delivery.  To the extent  participants  decide to make or take  delivery, liquidity in the futures market could be reduced, thus producing distortion.

         In addition,  futures  contracts  entail other risks.  Nonetheless,  the  Sub-advisor  believes that use of such  contracts in certain  circumstances  will benefit the Fund. For an additional  discussion of futures contracts and the risks involved  therein,  see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Futures  Contracts.  The Fund may use stock index futures on a continual  basis to "equitize" cash so that the Fund may maintain 100% equity exposure.  The Fund will not enter into any futures  contracts or options on futures  contracts if immediately thereafter the amount of margin deposits on all the futures  contracts of the Fund and premiums paid on outstanding  options on futures contracts  owned by the Fund (other than those entered into for bona fide hedging  purposes) would exceed 5% of the market value of the total assets of the Fund.

         A futures  option gives the holder,  in return for the premium paid,  the right to buy (call) from or sell (put) to the writer of the option a futures  contract at a specified  price at any time during the period of the option.  Upon exercise,  the writer of the option is obligated to pay the  difference  between the cash value of the futures  contract and the exercise  price.  Like the buyer or seller of a futures  contract,  the holder,  or writer,  of an option has the right to terminate  its position  prior to the  scheduled expiration  of the option by selling or  purchasing  an option of the same series,  at which time the person  entering into the closing transaction  will realize a gain or loss.  The Fund will be required to deposit  initial  margin and  variation  margin with respect to put and call  options on futures  contracts  written by it pursuant to brokers'  requirements  similar to those  described  above.  Net option premiums  received will be included as initial margin deposits.  In anticipation of an increase in securities  prices,  the Fund may purchase  call  options on futures  contracts as a  substitute  for the purchase of futures  contracts to hedge  against a possible increase  in the  price of  securities  that the Fund  intends  to  purchase.  Similarly,  if the value of the  securities  held by the
Portfolio  is expected to decline,  the Fund might  purchase  put options or sell call  options on futures  contracts  rather than sell futures contracts.

         Investments in futures options  involve some of the same  considerations  that are involved in connection with  investments in futures  contracts  (for example,  the existence of a liquid  secondary  market).  In addition,  the purchase or sale of an option also entails the risk that  changes in the value of the  underlying  futures  contract  will not  correspond  to changes in the value of the option  purchased.  Depending on the pricing of the option compared to either the futures  contract upon which it is based, or upon the price of the  securities  being  hedged,  an option  may or may not be less  risky  than  ownership  of the  futures  contract  or such securities.  In general,  the market prices of options can be expected to be more  volatile  than the market  prices on the  underlying futures  contract.  Compared to the  purchase or sale of futures  contracts,  however,  the  purchase of call or put options on futures contracts  may  frequently  involve  less  potential  risk to the Fund  because the maximum  amount at risk is the premium paid for the options (plus  transaction  costs).  The writing of an option on a futures  contact  involves  risks similar to those risks relating to the sale of futures contracts.

         Options on  Securities  Indices.  The Fund may  purchase  and write (sell) call and put options on  securities  indices.  Such options  give the holder the right to receive a cash  settlement  during the term of the option based upon the  difference  between the exercise price and the value of the index.

         Options on securities  indices entail certain risks. The absence of a liquid  secondary market to close out options  positions on  securities  indices may occur,  although the  Portfolio  generally  will only  purchase or write such an option if the  Sub-advisor believes the option can be closed out.

         Use of options on  securities  indices also entails the risk that  trading in such  options may be  interrupted  if trading in certain securities  included in the index is interrupted.  The Fund will not purchase such options unless the Sub-advisor  believes the market is  sufficiently  developed  such that the risk of trading in such  options is no greater than the risk of trading in options on securities.

         For an additional  discussion of options and the risks  involved  therein,  see this SAI and the  Company's  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF
Sanford  Bernstein Core Value Fund.  These  limitations are not  "fundamental"  restrictions and may be changed by the Directors of the
Company without shareholder approval.  The Fund will not:

         1.       Purchase  any  security  or  evidence of interest  therein on margin,  except that such  short-term  credit as may be necessary  for the  clearance of purchases  and sales of  securities  may be obtained and except that  deposits of initial  deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

         2.       Invest for the purpose of exercising control or management;

         3.       Purchase securities of other investment companies except in compliance with the 1940 Act; or

         4.       Invest more than 15% of the Fund's net assets (taken at the greater of cost or market  value) in securities  that are illiquid or not readily  marketable,  not including Rule 144A  securities  and commercial  paper that is sold under section 4(2) of the
1933 Act that have been determined to be liquid under procedures established by the Board of Directors.

ASAF SANFORD BERNSTEIN MANAGED INDEX 500 FUND:

Investment  Objective:  The  investment  objective  of the Fund  (will be  renamed  Strategic  Partners  Managed  Index 500 Fund) is to outperform  the Standard & Poor's 500  Composite  Stock Price Index (the "S&P 500(R)")  through  stock  selection  resulting in different weightings of common stocks relative to the index.

Investment Policies:

         As a diversified  fund, no more than 5% of the assets of the Fund may be invested in the  securities of one issuer (other than
U.S.  Government  Securities),  except that up to 25% of the Fund's assets may be invested without regard to this limitation.  The Fund will not invest more than 25% of its assets in the  securities of issuers in any one industry.  In the unlikely  event that the S&P 500 should concentrate to an extent greater than that amount, the Fund's ability to achieve its objective may be impaired.

         About  the S&P 500.  The  Fund is not  sponsored,  endorsed,  sold or  promoted  by  Standard  &  Poor's,  a  division  of The
McGraw-Hill  Companies,  Inc. ("S&P"). S&P makes no representation or warranty,  express or implied, to the shareholders of the Fund or any member of the public  regarding the  advisability of investing in securities  generally or in the Fund  particularly or the ability of the S&P 500 to track general stock market  performance.  S&P's only  relationship to the Investment  Manager or the Sub-advisor is a license  provided  to the  Investment  Manager of certain  trademarks  and trade  names of S&P and of the S&P 500 which is  determined, composed and  calculated  by S&P without  regard to  Investment  Manager,  Sub-advisor  or the Fund.  S&P has no obligation to take the needs of the  Investment  Manager,  Sub-advisor  or the  shareholders  of the Fund into  consideration  in  determining,  composing  or calculating the S&P 500. S&P is not responsible for and has not  participated in the  determination  of the prices and amount of Fund's shares or the timing of the issuance or sale of the Fund's  shares,  or in the  determination  or  calculation  of the Fund's net asset value.  S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

         S&P does not  guarantee the accuracy  and/or the  completeness  of the S&P 500 or any data included  therein and shall have no liability for any errors,  omissions,  or interruptions  therein.  S&P makes no warranty,  express or implied,  as to the results to be obtained  by the Fund,  shareholders  of the  Fund,  or any other  person  or entity  from the use of the S&P 500 or any data  included therein.  S&P makes no express or implied  warranties  and expressly  disclaims  all  warranties  of  merchantability  or fitness for a particular  purpose or use with respect to the S&P 500 or any data  included  therein.  Without  limiting any of the  foregoing,  in no event shall S&P have any liability for any special,  punitive,  indirect or  consequential  damages  (including lost profits),  even if notified of the possibility of such damages.

         Short-Term  Instruments.  When the Fund experiences large cash inflows or anticipates  substantial  redemption  requests,  the
Fund may hold short-term  investments for a limited time pending the purchase of equity securities.  The Fund's short-term  instruments may consist of: (i)  short-term  obligations  issued or guaranteed by the U.S.  government or any of its agencies or  instrumentalities or by any of the states;  (ii) other  short-term debt  securities  rated AA or higher by S&P or Aa or higher by Moody's or, if unrated, of  comparable  quality in the  opinion of the  Sub-advisor;  (iii)  commercial  paper;  (iv) bank  obligations,  including  negotiable certificates  of deposit,  time  deposits and bankers'  acceptances;  and (v)  repurchase  agreements.  At the time the Fund invests in commercial paper, bank obligations or repurchase  agreements,  the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding  commercial paper or bank  obligations  rated A-1 by S&P or Prime-1 by Moody's;
or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Sub-advisor.

         Certificates of Deposit and Bankers'  Acceptances.  Certificates  of deposit are receipts  issued by a depositary  institution in exchange  for the deposit of funds.  The issuer  agrees to pay the amount  deposited  plus  interest to the bearer of the receipt on the date  specified on the  certificate.  The  certificate  usually can be traded in the secondary  market prior to maturity.  Bankers'
acceptances  typically arise from short-term credit  arrangements  designed to enable businesses to obtain funds to finance  commercial transactions.  Generally,  an  acceptance  is a time draft drawn on a bank by an  exporter or an importer to obtain a stated  amount of funds to pay for specific merchandise.  The draft is then "accepted" by a bank that, in effect,  unconditionally  guarantees to pay the face value of the  instrument on its maturity  date.  The  acceptance  may then be held by the accepting  bank as an asset or it may be sold in the secondary  market at the going rate of discount for a specific  maturity.  Although  maturities for  acceptances  can be as long as 270 days, most acceptances have maturities of six months or less.

         Commercial Paper.  Commercial paper consists of short-term  (usually from 1 to 270 days) unsecured  promissory notes issued by corporations  in order to finance  their  current  operations.  A variable  amount  master  demand note (which is a type of  commercial paper)  represents a direct  borrowing  arrangement  involving  periodically  fluctuating  rates of interest  under a letter  agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

         U.S.  Government  Obligations.  The Fund may  invest in  obligations  issued or  guaranteed  by U.S.  Government  agencies  or instrumentalities.  These  obligations  may or may not be backed by the "full  faith and credit" of the United  States.  In the case of securities not backed by the full faith and credit of the United States,  the Fund must look  principally to the federal agency issuing or guaranteeing  the obligation for ultimate  repayment,  and may not be able to assert a claim against the United States itself in the event the agency or  instrumentality  does not meet its  commitments.  Government  securities in which the Fund may invest that are not backed by the full  faith and credit of the United  States  include,  but are not  limited  to,  obligations  of the  Tennessee  Valley
Authority,  the Federal Home Loan Mortgage  Corporation  and the U.S.  Postal  Service,  each of which has the right to borrow from the
U.S.  Treasury to meet its  obligations,  and  obligations  of the Federal Farm Credit System and the Federal Home Loan Banks,  both of whose  obligations may be satisfied only by the individual  credit of the issuing agency.  Securities that are backed by the full faith and credit of the United States include obligations of the Government National Mortgage  Association,  the Farmers Home Administration,
and the Export-Import Bank.

         Equity  Investments.  The Fund may invest in equity  securities  listed on any domestic  securities  exchange or traded in the over-the-counter  market.  They may or may not pay dividends or carry voting  rights.  Common stock  occupies the most junior  position in a company's capital structure.

         Warrants.  Warrants  entitle  the holder to buy common  stock from the  issuer at a specific  price (the  strike  price) for a specific  period of time.  The strike  price of  warrants  sometimes  is much lower than the  current  market  price of the  underlying securities,  yet warrants are subject to similar price fluctuations.  As a result,  warrants may be more volatile  investments than the underlying securities.

         Warrants  do not  entitle the holder to  dividends  or voting  rights with  respect to the  underlying  securities  and do not represent any rights in the assets of the issuing  company.  Also, the value of the warrant does not necessarily  change with the value of the underlying securities.

         Convertible  Securities.  Convertible  securities may be debt securities or preferred stocks that may be converted into common stock or that carry the right to purchase  common stock.  Convertible  securities  entitle the holder to exchange the  securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

         The terms of any convertible  security  determine its ranking in a company's  capital  structure.  In the case of subordinated convertible  debentures,  the holders' claims on assets and earnings are subordinated to the claims of other creditors,  and are senior to the claims of preferred and common  shareholders.  In the case of convertible  preferred  stock,  the holders'  claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

Futures Contracts and Options on Futures Contracts.

         Futures  Contracts.  The Fund may enter into securities index futures  contracts.  U.S.  futures  contracts have been designed by exchanges which have been designated  "contracts  markets" by the CFTC, and must be executed through a futures commission  merchant, or brokerage firm, which is a member of the relevant contract market.  Futures  contracts trade on a number of exchange  markets,  and, through their  clearing  corporations,  the exchanges  guarantee  performance  of the contracts as between the clearing  members of the exchange.  These  investments  will be made by the Fund solely for hedging  purposes.  In this regard,  the Fund may enter into futures contracts or options on futures related to the S&P 500.

         At the same time a futures  contract is purchased or sold,  the Fund must allocate  cash or  securities  as a deposit  payment
("initial  margin").  It is expected that the initial  margin would be  approximately  1 1/2% to 5% of a contract's  face value.  Daily thereafter,  the futures  contract is valued and the payment of  "variation  margin" may be  required,  because  each day the Fund will provide or receive cash that reflects any decline or increase in the contract's value.

         Although  futures  contracts  by their terms call for the actual  delivery or  acquisition  of  securities,  in most cases the contractual  obligation is fulfilled  before the date of the contract  without having to make or take delivery of the  securities.  The offsetting  of a  contractual  obligation  is  accomplished  by buying (or selling,  as the case may be) on a  commodities  exchange an identical  futures  contract  calling for  delivery in the same month.  Such a  transaction,  which is effected  through a member of an exchange,  cancels the  obligation to make or take delivery of the  securities.  Because  transactions  in the futures market are made, offset or fulfilled  through a  clearinghouse  associated  with the  exchange on which the  contracts  are traded,  the Fund will incur brokerage  fees when it purchases or sells futures  contracts.  The liquidity of the futures market  depends on  participants  entering into  offsetting  transactions  rather than making or taking  delivery.  To the extent  participants  decide to make or take  delivery, liquidity in the futures market could be reduced, thus producing distortion.

         In addition,  futures  contracts  entail other risks.  Nonetheless,  the  Sub-advisor  believes that use of such  contracts in certain  circumstances  will benefit the Fund. For an additional  discussion of futures contracts and the risks involved  therein,  see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Futures  Contracts.  The Fund may use stock index futures on a continual  basis to "equitize" cash so that the Fund may maintain 100% equity exposure.  The Fund will not enter into any futures  contracts or options on futures  contracts if immediately thereafter the amount of margin deposits on all the futures  contracts of the Fund and premiums paid on outstanding  options on futures contracts  owned by the Fund (other than those entered into for bona fide hedging  purposes) would exceed 5% of the market value of the total assets of the Fund.

         A futures  option gives the holder,  in return for the premium paid,  the right to buy (call) from or sell (put) to the writer of the option a futures  contract at a specified  price at any time during the period of the option.  Upon exercise,  the writer of the option is obligated to pay the  difference  between the cash value of the futures  contract and the exercise  price.  Like the buyer or seller of a futures  contract,  the holder,  or writer,  of an option has the right to terminate  its position  prior to the  scheduled expiration  of the option by selling or  purchasing  an option of the same series,  at which time the person  entering into the closing transaction  will realize a gain or loss.  The Fund will be required to deposit  initial  margin and  variation  margin with respect to put and call  options on futures  contracts  written by it pursuant to brokers'  requirements  similar to those  described  above.  Net option premiums  received will be included as initial margin deposits.  In anticipation of an increase in securities  prices,  the Fund may purchase  call  options on futures  contracts as a  substitute  for the purchase of futures  contracts to hedge  against a possible increase in the price of securities  that the Fund intends to purchase.  Similarly,  if the value of the securities held by the Fund is expected to decline, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

         Investments in futures options  involve some of the same  considerations  that are involved in connection with  investments in futures  contracts  (for example,  the existence of a liquid  secondary  market).  In addition,  the purchase or sale of an option also entails the risk that  changes in the value of the  underlying  futures  contract  will not  correspond  to changes in the value of the option  purchased.  Depending on the pricing of the option compared to either the futures  contract upon which it is based, or upon the price of the  securities  being  hedged,  an option  may or may not be less  risky  than  ownership  of the  futures  contract  or such securities.  In general,  the market prices of options can be expected to be more  volatile  than the market  prices on the  underlying futures  contract.  Compared to the  purchase or sale of futures  contracts,  however,  the  purchase of call or put options on futures contracts  may  frequently  involve  less  potential  risk to the Fund  because the maximum  amount at risk is the premium paid for the options (plus  transaction  costs).  The writing of an option on a futures  contact  involves  risks similar to those risks relating to the sale of futures contracts.

         Options on  Securities  Indices.  The Fund may  purchase  and write (sell) call and put options on  securities  indices.  Such options  give the holder the right to receive a cash  settlement  during the term of the option based upon the  difference  between the exercise price and the value of the index.

         Options on securities  indices entail certain risks. The absence of a liquid  secondary market to close out options  positions on securities  indices may occur,  although the Fund generally will only purchase or write such an option if the  Sub-advisor  believes the option can be closed out.

         Use of options on  securities  indices also entails the risk that  trading in such  options may be  interrupted  if trading in certain securities  included in the index is interrupted.  The Fund will not purchase such options unless the Sub-advisor  believes the market is  sufficiently  developed  such that the risk of trading in such  options is no greater than the risk of trading in options on securities.

         For an additional  discussion of options and the risks  involved  therein,  see this SAI and the  Company's  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF
Sanford  Bernstein  Managed Index 500 Fund. These  limitations are not  "fundamental"  restrictions and may be changed by the Directors of the Company without shareholder approval.  The Fund will not:

         1.       Change its policy to invest at least 80% of the value of its assets in  securities  included in the S&P 500 unless it provides 60 days prior written notice to its shareholders.

         2.       Purchase  any  security  or  evidence of interest  therein on margin,  except that such  short-term  credit as may be necessary  for the  clearance of purchases  and sales of  securities  may be obtained and except that  deposits of initial  deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

         3.       Invest for the purpose of exercising control or management;

         4.       Purchase securities of other investment companies except in compliance with the 1940 Act; or

         5.       Invest more than 15% of the Fund's net assets (taken at the greater of cost or market  value) in securities  that are illiquid or not readily  marketable,  not including Rule 144A  securities  and commercial  paper that is sold under section 4(2) of the
1933 Act that have been determined to be liquid under procedures established by the Board of Directors.

ASAF ALLIANCE GROWTH AND INCOME FUND:

Investment  Objective:  The investment objective of the Fund (will be renamed Strategic Partners Equity Income Fund) is to seek capital growth and income through investments primarily in dividend-paying common stocks of good quality.

Investment Policies:

         It is the policy of the Fund to seek to balance the  objectives of reasonable  opportunity  for capital  growth and reasonable current income through  investments  primarily in dividend-paying  common stocks of good quality.  However,  it may invest whenever the economic  outlook is  unfavorable  for common  stock  investments  in other  types of  securities,  such as bonds,  convertible  bonds, preferred stocks, and convertible preferred stocks.

         Purchases  and sales of  portfolio  securities  are made at such  times and in such  amounts as deemed  advisable  in light of market,  economic and other  conditions,  irrespective  of the degree of  portfolio  turnover.  The Fund  engages  primarily in holding securities for investment and not for trading purposes.

         Covered  Call  Options.  Subject to market  conditions,  the Fund may try to realize  income by writing  covered  call  option contracts provided that the option is listed on a domestic  securities  exchange.  The Sub-advisor  believes that the premiums the Fund will receive for writing options can increase the Fund's income without subjecting it to substantial risks.

         A security on which an option has been written will be held in escrow by the Fund's  custodian  until the option  expires,  is exercised,  or a closing  purchase  transaction  is made. The Fund will purchase call options only to close out a position in an option written by it.  When a security is sold from the Fund  against  which a call  option has been  written,  the Fund will effect a closing purchase transaction so as to close out any existing call option on that security.

         The premium  received by the Fund upon writing a call option will increase the Fund's assets,  and a  corresponding  liability will be recorded and  subsequently  adjusted from day to day to the current value of the option  written.  For example,  if the current value of the option exceeds the premium received,  the excess would be an unrealized loss and,  conversely,  if the premium exceeds the current  value,  such  excess  would be an  unrealized  gain.  The  current  value of the option  will be the last  sales  price on the principal  exchange on which the option is traded or, in the absence of any  transactions,  the mean  between the closing bid and asked price.

         Except as stated above, the Fund will not purchase or sell puts or calls or combinations thereof.

         Additional  information  on covered  call  options and their risks is included in this  Statement  and the Trust's  Prospectus under "Certain Risk Factors and Investment Methods."

         Stock Index  Futures.  The Fund may purchase  and sell stock index  futures  contracts.  A stock index  futures  contract is a bilateral  agreement  pursuant to which two parties  agree to take or make  delivery of an amount of liquid assets equal to a specified dollar amount  multiplied by the difference  between the stock index value at the close of the last trading day of the contract and the price at which the futures  contract is originally  struck.  No physical  delivery of the  underlying  stocks in the index is made. The
Fund will not purchase or sell options on stock index futures contracts.

         The Fund may not purchase or sell a stock index  future if,  immediately  thereafter,  more than 30% of its total assets would be hedged by stock index futures.  The Fund may not purchase or sell a stock index future if,  immediately  thereafter,  the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.

         Currently,  stock index  futures  contracts  can be purchased or sold with respect to the Standard & Poor's 500 Stock Index on the Chicago  Mercantile  Exchange,  the New York Stock  Exchange  Composite  Index on the New York Futures  Exchange and the Value Line
Stock Index on the Kansas City Board of Trade.  The Sub-advisor  does not believe that  differences in composition of the three indices will create any  differences  in the price  movements  of the stock index  futures  contracts  in  relation  to the  movements  in such indices.  However,  such  differences in the indices may result in  differences in correlation of the futures  contracts with movements in the value of the  securities  being hedged.  The Fund reserves the right to purchase or sell stock index futures  contracts that may be created in the future.

         The nature of initial  margin in futures  transactions  is  different  from that of margin in  security  transactions  in that futures contract margin does not involve the borrowing of funds to finance  transactions.  Rather,  the initial margin is in the nature of a performance  bond or good faith deposit on the contract which is returned to the Fund upon  termination  of the futures  contract, assuming all contractual obligations have been satisfied.

         There are several risks in connection  with the use of stock index  futures by the Fund as a hedging  device.  One risk arises because of the  imperfect  correlation  between  movements  in the price of the stock index  futures and  movements in the price of the securities  which are the subject of the hedge.  The price of the stock index  futures may move more than or less than the price of the securities  being hedged.  If the price of the stock index futures  moves less than the price of the  securities  which are the subject of the hedge,  the hedge will not be fully  effective  but, if the price of the  securities  being  hedged has moved in an  unfavorable direction,  the Fund would be in a better  position than if it had not hedged at all. If the price of the  securities  being hedged has moved in a favorable  direction,  this advantage will be partially  offset by the loss on the index future.  If the price of the future moves more than the price of the stock,  the Fund will  experience  either a loss or gain on the  future  which will not be  completely offset by movements in the price of the  securities  which are the subject of the hedge.  To compensate  for the imperfect  correlation of movements in the price of securities  being hedged and movements in the price of the stock index  futures,  the Fund may buy or sell stock index futures  contracts in a greater dollar amount than the dollar amount of securities  being hedged if the  volatility  over a particular  time period of the prices of such  securities has been greater than the volatility  over such time period for the index, or if otherwise  deemed to be appropriate by the  Sub-advisor.  Conversely,  the Fund may buy or sell fewer stock index futures  contracts if the  volatility  over a particular  time period of the prices of the securities  being hedged is less than the volatility  over such time period of the stock index, or if otherwise deemed to be appropriate by the Sub-advisor.

         Where futures are  purchased to hedge against a possible  increase in the price of stock before the Fund is able to invest its cash (or cash  equivalents) in stocks (or options) in an orderly fashion,  it is possible that the market may decline  instead.  If the
Fund then  concludes  not to invest in stock or options at that time because of concern as to possible  further  market  decline or for other  reasons,  the Fund will  realize a loss on the futures  contract  that is not offset by a reduction  in the price of  securities purchased.

         The Fund's  Sub-advisor  intends to purchase  and sell  futures  contracts on the stock index for which it can obtain the best price with due consideration to liquidity.

         For additional  information  regarding futures contracts and their risks, see this Statement and the Trust's  Prospectus under
"Certain Risk Factors and Investment Methods."

         Foreign  Securities.  The Fund may  invest  in  foreign  securities,  but will  not  make  any such  investments  unless  such securities are listed on a national  securities  exchange.  The purchase of foreign  securities  entails certain political and economic risks,  and  accordingly,  the Fund has restricted its investments in securities in this category to issues of high quality.  Evidences of  ownership  of foreign  securities  may be held outside of the U.S.,  and the Fund may be subject to the risks  associated  with the holding of such property  overseas.  Additional  information  on foreign  securities  and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Securities  Ratings.  The  ratings  of debt  securities  by S&P,  Moody's,  Duff & Phelps and Fitch are a  generally  accepted barometer of credit risk. They are,  however,  subject to certain  limitations from an investor's  standpoint.  The rating of an issuer is heavily  weighted by past  developments  and does not  necessarily  reflect  probable future  conditions.  There is frequently a lag between the time a rating is assigned and the time it is updated.  In addition,  there may be varying  degrees of  difference in credit risk of securities within each rating category.

..........A  detailed  description  of the debt  security  ratings  assigned  by  Moody's  and S&P is  included  in  Appendix  B to this
Statement.

..........Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF
Alliance Growth and Income Fund.  These  limitations are not  "fundamental"  restrictions  and may be changed by the Directors  without shareholder approval.  The Fund may not:

..........1.       Purchase the securities of any other investment company except in compliance with the 1940 Act; and

         2.       Sell securities short.

ASAF MFS GROWTH WITH INCOME FUND:

Investment  Objective:  The investment  objective of the Fund (will be renamed  Strategic  Partners Growth with Income Fund) is to seek long-term growth of capital with a secondary objective to seek reasonable current income.

Investment Policies:

         Corporate Debt Securities.  The Fund may invest in debt securities,  such as convertible and non-convertible  bonds, notes and debentures, issued by corporations, limited partnerships and similar entities.

         Variable  and  Floating  Rate  Obligations.  The Fund may invest in floating  or  variable  rate  securities.  Investments  in variable or floating rate  securities  normally  will involve  industrial  development  or revenue bonds which provide that the rate of interest is set as a specific  percentage of a designated  base rate,  such as rates on Treasury  Bonds or Bills or the prime rate at a major  commercial  bank, and that a bondholder can demand payment of the  obligations on behalf of the Fund on short notice at par plus accrued  interest,  which  amount may be more or less than the amount of the  bondholder  paid for them.  The  maturity  of floating or variable rate  obligations  (including  participation  interests  therein) is deemed to be the longer of (i) the notice period required before the Fund is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the  obligation's  next interest rate  adjustment.  If not redeemed by the Fund through the demand feature,  the obligations  mature on a specified date, which may range up to thirty years from the date of issuance.

         Zero Coupon  Bonds,  Deferred  Interest  Bonds and PIK Bonds.  The Fund may invest in zero coupon  bonds,  deferred  bonds and bonds on which the interest is payable in kind ("PIK  bonds").  Zero coupon and deferred  interest  bonds are debt  obligations,  which are issued at a significant  discount  from face value.  The discount  approximates  the total amount of interest the bonds will accrue and compound over the period until  maturity or the first  interest  payment date at a rate of interest  reflecting  the market rate of the security at the time of  issuance.  While zero coupon bonds do not require the  periodic  payment of  interest,  deferred  interest bonds do provide for a period of delay before the regular payment of interest  begins.  PIK bonds are debt  obligations,  which provide that the  issuer  may,  at its  option,  pay  interest  on such  bonds  in cash or in the form of  additional  debt  obligations.  Such investments  benefit  the issuer by  mitigating  its need for cash to meet debt  service,  but also  require a higher rate of return to attract  investors who are willing to defer receipt of such cash. Such  investments may experience  greater  volatility in market value than debt  obligations,  which  make  regular  payments  of  interest.  The Fund will  accrue  income on such  investments  for tax and accounting  purposes,  which are  distributable  to  shareholders  and which,  because no cash is received at the time of accrual,  may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

         Equity Securities.  The Fund may invest in all types of equity securities,  including the following:  common stocks, preferred stocks and preference stocks;  securities such as bonds,  warrants or rights that are convertible into stocks; and depositary  receipts for those securities.  These securities may be listed on securities exchanges,  traded in various  over-the-counter  markets or have no organized market.

                  Warrants.  The Fund may invest in  warrants.  The strike  price of warrants  typically is much lower than the current market  price of the  underlying  securities,  yet they are subject to similar  price  fluctuations,  in absolute  terms.  As a result, warrants may be more volatile  investments than the underlying  securities and may offer greater potential for capital  appreciation as well as capital loss.  Additional  information  regarding warrants is included in this SAI and the Company's  Prospectus under "Certain
Risk factors and Investment Methods."

         Foreign Securities.  The Fund may invest in  dollar-denominated  and non-dollar  denominated foreign securities.  Investing in securities of foreign issuers  generally  involves risks not ordinarily  associated  with investing in securities of domestic  issuers.
For a discussion of the risks involved in foreign  securities,  see this SAI and the Company's  Prospectus  under "Certain Risk Factors and Investment Methods."

         Depositary  Receipts.  The Fund may invest in American Depository  Receipts ("ADRs"),  Global Depository Receipts ("GDRs") and
other types of depository  receipts.  ADRs are certificates by a U.S.  depository  (usually a bank) and represent a specified  quantity of shares of an  underlying  non-U.S.  stock on  deposit  with a  custodian  bank as  collateral.  GDRs and other  types of  depository receipts are typically issued by foreign banks or trust companies and evidence  ownership of underlying  securities  issued by either a foreign or a U.S.  company.  Generally,  ADRs are in registered form and are designed for use in U.S.  securities  markets and GDRs are in bearer form and are  designed  for use in foreign  securities  markets.  For the  purposes of the Fund's  policy to invest a certain percentage of its assets in foreign  securities,  the investments of the Fund in ADRs, GDRs and other types of depository  receipts are deemed to be investments in the underlying securities.

         ADRs may be sponsored or  unsponsored.  A sponsored  ADR is issued by a depository  which has an exclusive  relationship  with the issuer of the underlying  security.  An unsponsored ADR may be issued by any number of U.S.  depositories.  Under the terms of most sponsored  arrangements,  depositories  agree to distribute  notices of shareholder  meetings and voting  instructions,  and to provide shareholder  communications  and other  information  to the ADR holders at the request of the issuer of the deposited  securities.  The depository of an  unsponsored  ADR, on the other hand, is under no obligation to distribute  shareholder  communications  received from the issuer of the deposited  securities or to pass through  voting  rights to ADR holders in respect of the deposited  securities.  The
Fund may invest in either type of ADR.  Although the U.S.  investor  holds a substitute  receipt of ownership  rather than direct stock certificates,  the use of the  depository  receipts  in the United  Sates can reduce  costs and  delays as well as  potential  currency exchange and other  difficulties.  The Fund may purchase  securities in local markets and direct  delivery of these shares to the local depositary  of an ADR agent bank in the foreign  country.  Simultaneously,  the ADR agents  create a  certificate  which settles at the
Fund's  custodian in five days.  The Fund may also execute  trades on the U.S.  markets using  existing  ADRs. A foreign  issuer of the security  underlying  an ADR is generally not subject to the same  reporting  requirements  in the United States as a domestic  issuer.
Accordingly,  information  available to a U.S.  investor will be limited to the  information the foreign issuer is required to disclose in its  country  and the  market  value of an ADR may not  reflect  undisclosed  material  information  concerning  the  issuer  of the underlying  security.  ADRs may also be subject to exchange  rate risks if the  underlying  foreign  securities  are  denominated  in a foreign currency.

         Emerging  Markets.  The Fund may invest in securities of government,  government-related,  supranational and corporate issuers located in emerging markets.  Such investments entail significant risks as described below.

         Company Debt.  Governments of many emerging  market  countries have exercised and continue to exercise  substantial  influence over many aspects of the private  sector  through the  ownership  or control of many  companies,  including  some of the largest in any given  country.  As a result,  government  actions in the future could have a  significant  effect on economic  conditions  in emerging markets,  which in turn, may adversely  affect  companies in the private  sector,  general  market  conditions and prices and yields of certain of the securities in the Fund's  portfolio.  Expropriation,  confiscatory  taxation,  nationalization,  political,  economic or social  instability or other similar  developments  have occurred  frequently  over the history of certain  emerging  markets and could adversely affect the Fund's assets should these conditions recur.

         Foreign  currencies.  Some emerging  market  countries may have managed  currencies,  which are not free floating  against the
U.S.  dollar.  In addition,  there is risk that certain  emerging market countries may restrict the free conversion of their currencies into other currencies.  Further,  certain emerging market  currencies may not be  internationally  traded.  Certain of these currencies have  experienced a steep  devaluation  relative to the U.S.  dollar.  Any  devaluations in the currencies in which a Fund's  portfolio securities are denominated may have a detrimental impact on the Fund's et asset value.

         Inflation.  Many emerging markets have  experienced  substantial,  and in some periods  extremely high, rates of inflation for many years.  Inflation and rapid  fluctuations  in inflation  rates have had and may continue to have adverse  effects on the economies and securities  markets of certain emerging market  countries.  In an attempt to control  inflation,  wage and price controls have been imposed in certain  countries.  Of these countries,  some, in recent years,  have begun to control  inflation  through prudent economic policies.

         Liquidity;  Trading  Volume;  Regulatory  Oversight.  The securities  markets of emerging market  countries are  substantially smaller,  less  developed,  less liquid and more volatile  than the major  securities  markets in the U.S.  Disclosure  and  regulatory standards are in many respects less  stringent than U.S.  standards.  Furthermore , there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

         The limited size of many emerging  market  securities  markets and limited trading volume in the securities of emerging market issuers  compared  to volume of trading in the  securities  of U.S.  issuers  could cause  prices to be erratic for reasons  apart from factors that affect the soundness and  competitiveness  of the securities  issuers.  For example,  limited market size may cause prices to be unduly  influenced by traders who control large positions.  Adverse  publicity and investors'  perceptions,  whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

         The risk also exists that an emergency  situation may arise in one or more emerging  markets,  as a result of which trading of securities  may cease or may be  substantially  curtailed  and prices  for the Fund's  securities  in such  markets  may not be readily available.  The Fund may suspend  redemption of its shares for any period during which an emergency  exists,  as determined by the SEC.
If market prices are not readily  available,  the Fund's  securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Directors.

         Withholding.  Income  from  securities  held by the Fund could be reduced by a  withholding  tax on the source or other  taxes imposed by the emerging market  countries in which the Fund makes its  investments.  The Fund's net asset value may also be affected by changes in the rates or methods of  taxation  applicable  to the Fund or to entities in which the Fund has  invested.  The  Sub-advisor will consider the cost of any taxes in  determining  whether to acquire any particular  investments,  but can provide no assurance that the taxes will not be subject to change.

         Forward  Contracts.  The Fund may enter into  contracts for the purchase or sale of a specific  currency at a future date at a price at the time the contract is entered into (a "Forward  Contract"),  for hedging purposes (e.g., to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes).

         The Fund does not presently intend to hold Forward Contracts  entered into until maturity,  at which time it would be required to deliver or accept delivery of the underlying  currency,  but will seek in most instances to close out positions in such Contracts by entering into offsetting  transactions,  which will serve to fix the Fund's profit or loss based upon the value of the Contracts at the time the offsetting transactions is executed.

         The Fund will also enter into  transactions  in Forward  Contracts for other than hedging  purposes,  which  presents  greater profit  potential but also involves  increased  risk.  For example,  the Fund may purchase a given foreign  currency  through a Forward
Contract  if, in the  judgement  of the  Sub-advisor,  the value of such  currency  is expected  to rise  relative to the U.S.  dollar.
Conversely,  the Fund may sell the  currency  through a Forward  Contract  if the  Sub-advisor  believes  that its value  will  decline relative to the dollar.

         For an additional  discussion of Forward  Contracts see this SAI and the Company  Prospectus  under  "Certain Risk Factors and
Investment Methods."

         Futures  Contracts.  The Fund  may  purchase  and sell  futures  contracts  ("Future  Contracts")  on stock  indices,  foreign currencies,  interest rates or  interest-rate  related  instruments,  indices of foreign  currencies or commodities.  The Fund also may purchase and sell Futures  Contracts on foreign or domestic fixed income securities or indices of such securities  including  municipal bond  indices and any other  indices of foreign or domestic  fixed  income  securities  that may become  available  for  trading.  Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

         Futures  Contracts differ from options in that they are bilateral  agreements,  with both the purchaser and the seller equally obligated to complete the  transaction.  Futures  Contracts call for settlement  only on the expiration date and cannot be exercised at any other time during their term.

         Purchases  or sales of stock  index  futures  contracts  are used to attempt to protect the Fund's  current or intended  stock investments  from broad  fluctuations in stock prices.  For example,  the Fund may sell stock index futures  contracts in anticipations of or during market decline to attempt to offset the decrease in market value of the Fund's  securities  portfolio that might otherwise result.  If such  decline  occurs,  the loss in value of  portfolio  securities  may be  offset,  in whole or in part,  by gains on the futures  position.  When the Fund is not fully invested in the securities market and anticipates a significant  market advance,  it may purchase  stock index  futures in order to gain rapid market  exposure that may, in part or entirely,  offset  increases in the cost of securities  that the Fund  intends to  purchase.  As such  purchases  are made,  the  corresponding  positions  in stock index  futures contracts  will be  closed  out.  In a  substantial  majority  of these  transactions,  the Fund will  purchase  such  securities  upon termination of the futures position,  but under unusual market conditions,  a long futures position may be terminated without a related purchase of securities.

         The Fund may purchase and sell foreign currency futures contracts for hedging  purposes,  to attempt to protect its current or intended  investments  from  fluctuations in currency  exchange  rates.  Such  fluctuations  could reduce the dollar value of portfolio securities  denominated in foreign currencies,  or increase the dollar cost of foreign-denominated  securities,  or increase the dollar cost of  foreign-denominated  securities  to be acquired,  even if the value of such  securities  in the  currencies  in which they are denominated  remains  constant.  The Fund may sell futures  contracts on a foreign  currency,  for example,  where it holds  securities denominated  in such  currency and it  anticipates a decline in the value of such  currency  relative to the dollar.  In the event such decline occurs,  the resulting  adverse effect on the value of  foreign-denominated  securities may be offset,  in whole or in part, by gains on the futures contracts.

         Conversely,  the Fund could  protect  against a rise in the dollar cost of  foreign-denominated  securities  to be acquired by purchasing futures contracts on the relevant  security,  which could offset, in whole or in part, the increased cost of such securities resulting  from the rise in the dollar value of the  underlying  currencies.  Where the Fund  purchases  futures  contracts  under such circumstances,  however,  and the prices of  securities to be acquired  instead  decline,  the Fund will sustain  losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

         For further information on Futures Contracts, see this SAI under "Certain Risk Factors and Investment Methods."

         Investment  in Other  Investment  Companies.  The Fund may invest other  investment  companies,  including  both  open-end and closed-end  companies.  Investments in closed-end  investment companies may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

         Options.  The Fund may invest in the following  types of options,  which involves the risks  described below under the caption
"Special Risk Factors."

         Options on Foreign  Currencies.  The Fund may purchase and write  options on foreign  currencies  for hedging and  non-hedging purposes in a manner similar to that in which Futures Contracts on foreign  currencies,  or Forward  Contracts,  will be utilized.  For example,  where a rise in the dollar value of a currency in which  securities  to be acquired are  denominated  is  projected,  thereby increasing  the cost of such  securities,  the Fund may purchase call options  thereon.  The purchase of such options could offset,  at least partially, the effect of the adverse movements in exchange rates.

         Similarly,  instead of purchasing a call option to hedge against an  anticipated  increase in the dollar cost of securities to be acquired,  the Fund could write a put option on the relevant  currency  which,  if rates move in the manner  projected,  will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium.  Foreign  currency  options written by the
Fund will generally be covered in a manner similar to the covering of other types of options.

         Options on Futures  Contracts.  The Fund may also purchase and write  options to buy or sell those Futures  Contracts in which it may invest as described  above under "Futures  Contracts."  Such  investment  strategies  will be used for hedging  purposes and for non-hedging purposes, subject to applicable law.

         Options on Futures  Contracts  that are written or purchased  by the Fund on U.S.  Exchanges  are traded on the same  contract market as the underlying Futures Contract,  an, like Futures  Contracts,  are subject to the regulation by the CFTC and the performance guarantee of the exchange  clearinghouse.  In addition,  Options on Futures Contracts may be traded on foreign exchanges.  The Fund may cover the  writing of call  Options on Futures  Contracts  (a)  through  purchases  of the  underlying  Futures  Contract,  (b) through ownership of the instrument,  or instruments  included in the index,  underlying the Futures Contract,  or (c) through the holding of a call on the same Futures  Contract and in the same  principal  amount as the call written where the exercise price of the call held (I)
is equal to or less than the exercise  price of the call written or (ii) is greater than the exercise  price of the call written if the
Fund owns liquid and unencumbered  assets equal to the difference.  The Fund may cover the writing of put Options on Futures  Contracts
(a) through sales of the underlying  Futures Contract,  (b) through the ownership of liquid and unencumbered  assets equal to the value of the security or index underlying the Futures  Contract,  or (c) through the holding of a put on the same Futures Contract and in the same  principal  amount as the put written where the exercise  price of the put held (i) is equal to or greater than the exercise price of the put  written if where the  exercise  price of the put held (ii) is less than the  exercise  price of the put written of the Fund owns liquid and  unencumbered  assets equal to the  difference.  Put and call Options on Futures  Contracts may also be covered in such other  manner  as may be in  accordance  with the  rules of the  exchange  on which  the  option  is  traded  and  applicable  laws and regulations.  Upon the  exercise  of a call  Option on a Futures  Contract  written by the Fund,  the Fund will be required to sell the underlying  Futures  Contract  which,  if the Fund has covered its  obligation  through the  purchase of such  Contract,  will serve to liquidate its futures  position.  Similarly,  where a put Option on a Futures Contract written by the Fund is exercised,  the Fund will be required to  purchase  the  underlying  Futures  Contract  which,  if the Fund has covered its  obligation  through the sale of such
Contract, will close out its futures position.

         Depending on the degree of correlation  between changes in the value of its portfolio  securities and the changes in the value of its futures  positions,  the Fund's losses from existing Options on Futures  Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

         Options on  Securities.  The Fund may write  (sell)  covered put and call  options,  and  purchase  put and call  options,  on securities.

         A call option  written by the Fund is  "covered"  if the Fund owns the  security  underlying  the call or has an absolute  and immediate right to acquire that security without  additional cash  consideration (or for additional cash consideration if the Fund owns liquid and unencumbered  assets equal to the amount of cash  consideration) upon conversion or exchange of other securities held in its portfolio.  A call option is also covered if the Fund holds a call on the same  security and in the same  principal  amount as the call written  where the  exercise  price of the call  held (a) is equal to or less than the  exercise  price of the call  written  or (b) is greater than the exercise price of the call written if the Fund owns liquid and  unencumbered  assets equal to the  difference.  If the portfolio  writes a put option it must  segregate  liquid and  unencumbered  assets with a value equal to the exercise  price,  or else holds a put on the same  security  and in the same  principal  amount as the put written  where the  exercise  price of the put held is equal to or greater  than the exercise  price of the put written or where the exercise  price of the put held is less than the exercise price of the put written if the Fund owns liquid and  unencumbered  assets equal to the  difference.  Put and call  options  written by the Fund may also be covered in such other  manner as may be in  accordance  with the  requirements  of the  exchange on which,  or the counterparty with which, the option is traded, and applicable laws and regulations.

         Effecting a closing  transaction  in the case of a written  call option will permit the Fund to write  another  call option on the  underlying  security with either a different  exercise  price or  expiration  date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the Fund owns liquid and  unencumbered  assets.  Such  transactions permit the Fund to generate  additional  premium income,  which will partially offset declines in the value of portfolio  securities or increases in the cost of securities to be acquired.  Also,  effecting a closing  transaction  will permit the cash or proceeds from the concurrent sale of any securities  subject to the option to be used for other investments of the Fund,  provided that another option on such  security is not  written.  If the Fund desires to sell a particular  security  from its  portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

         The Fund may write options in connection with buy-and-write  transactions;  that is, the Fund may purchase a security and then write a call option  against that  security.  The exercise  price of the call option the Fund  determines to write will depend upon the expected  price  movement of the  underlying  security.  The exercise  price of a call option may be below  ("in-the-money"),  equal to
("at-the-money")  or above  ("out-of-the-money")  the  current  value of the  underlying  security  at the time the option is  written.
Buy-and-write  transactions using  in-the-money call options may be used when it is expected that the price of the underlying  security will decline moderately during the option period.  Buy-and-write  transactions using  out-of-the-money call options may be used when it is expected  that the premiums  received  from  writing the call option plus the  appreciation  in the market  price of the  underlying security up to the exercise price will be greater than the  appreciation  in the price of the underlying  security  alone.  If the call options are  exercised  in such  transactions,  the  Fund's'  maximum  gain will be the premium  received by it for writing the option, adjusted  upwards or downwards by the  difference  between the Fund's'  purchase  price of the  security and the exercise  price,  less related  transaction  costs.  If the options are not exercised and the price of the underlying  security  declines,  the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return  characteristics to buy-and-write  transactions.  If the market price or the underlying  security rises or otherwise is above the exercise price,  the put option will expire  worthless and the
Fund's' gain will be limited to the premium received,  less related  transaction costs. If the market price of the underlying  security declines  or  otherwise  is below the  exercise  price,  the Fund may elect to close the  position  or retain  the  option  until it is exercised,  at which time the Fund will be required to take  delivery of the security at the exercise  price;  the Fund' return will be the premium  received  from the put option  minus the amount by which the market  price of the  security is below the  exercise  price, which could result in a loss.  Out-of-the-money,  at-the-money  and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

         The Fund may also  write  combinations  of put and call  options  on the same  security,  known as  "straddles"  with the same exercise  price and expiration  date. By writing a straddle,  the Fund  undertakes a  simultaneous  obligation to sell and purchase the same security in the event that one of the options is exercised.  If the price of the security  subsequently  rises  sufficiently above the exercise  price to cover the amount of the premium and  transaction  costs,  the call will likely be exercised and the Fund will be required to sell the  underlying  security at a below  market  price.  This loss may be offset,  however,  in whole or in part,  by the premiums  received on the writing of the two options.  Conversely,  if the price of the security declines by a sufficient  amount,  the put will likely be  exercised.  The writing of  straddles  will likely be  effective,  therefore,  only where the price of the security remains stable and neither the call nor the put is exercised.  In those  instances  where one of the options is exercised,  the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

         The  writing of options on  securities  will not be  undertaken  by the Fund solely for hedging  purposes,  and could  involve certain  risks  which are not  present in the case of hedging  transactions.  Moreover,  even where  options  are  written  for hedging purposes,  such  transactions  constitute  only a partial  hedge  against  declines  in the value of  portfolio  securities  or against increases in the value of securities to be acquired,  up to the amount of the premium.  The Fund may also purchase  options for hedging purposes or to increase its return.

         The Fund may also  purchase call options to hedge  against an increase in the price of  securities  that the Fund  anticipates purchasing in the future.  If such  increase  occurs,  the call option will permit the Fund to purchase the  securities at the exercise price, or to close out the options at a profit.

         Options on Stock  Indices.  The Fund may write (sell)  covered call and put options and purchase call and put options on stock indices.  The Fund may cover  written call options on stock indices by owning  securities  whose price  changes,  in the opinion of the
Sub-advisor,  are expected to be similar to those of the  underlying  index,  or by having an absolute and  immediate  right to acquire such securities  without  additional cash  consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash  consideration)  upon  conversion  or exchange of other  securities in its  portfolio.  The Fund may also cover call  options on stock  indices  by holding a call on the same index and in the same  principal  amount as the call  written where the exercise  price of the call held (a) is equal to or less than the  exercise  price of the call written or (b) is greater than the  exercise  price of the call  written if the Fund own liquid and  unencumbered  assets equal to the  difference.  If the  Portfolio writes put options on stock indices,  it must segregate  liquid and  unencumbered  assets with a value equal to the exercise  price, or hold a put on the same stock index and in the same  principal  amount as the put written  where the exercise  price of the put held (a)
is equal to or greater  than the  exercise  price of the put written or (b) is less than the  exercise  price of the put written if the
Fund owns liquid and  unencumbered  assets equal to the  difference.  Put and call options on stock indices may also be covered in such other manner as may be in accordance  with the rules of the exchange on which,  or the  counterparty  with which,  the option is traded and applicable laws and regulations.

         The  purchase  of call  options  on stock  indices  may be used by the Fund to  attempt  to reduce the risk of missing a broad market  advance,  or an advance in an industry or market  segment,  at a time when the Fund holds  uninvested  cash or short-term  debt securities  awaiting  investment.  When purchasing  call options for this purpose,  the Fund will also bear the risk of losing all or a portion of the premium paid it the value of the index does not rise.  The  purchase of call  options on stock  indices when the Fund is substantially  fully invested is a form of leverage,  up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

         The index  underlying a stock index option may be a  "broad-based"  index,  such as the Standard & Poor's 500 Index or the New
York Stock Exchange  Composite Index,  the changes in value of which ordinarily will reflect  movements in the stock market in general.
In  contrast,  certain  options may be based on narrower  market  indices,  such as the  Standard & Poor's 100 Index,  or on indices of securities  of  particular  industry  groups,  such as those of oil and gas or technology  companies.  A stock index  assigns  relative values to the stocks included in the index and the index  fluctuates  with changes in the market values of the stocks so included.  The composition of the index is changed periodically.

         For an additional discussion of options, see this SAI under "Certain Risk Factors and Investment Methods."

..........Special Risk Factors.

         Risk of Imperfect  Correlation of Hedging  Instruments with the Fund's  Portfolio.  The use of derivatives for "cross hedging"
purposes (such as a transaction in a Forward  Contract on one currency to hedge exposure to a different  currency) may involve  greater correlation  risks.  Consequently,  the Fund bears the risk that the price of the  portfolio  securities  being hedged will not move in the same amount or direction as the underlying index or obligation.

..........It should be noted that stock index futures  contracts or options based upon a narrower index of securities,  such as those of a particular  industry group,  may present greater risk than options or futures based on a broad market index.  This is due to the fact that a narrower index is more  susceptible to rapid and extreme  fluctuations  as a result of changes in the value of a small number of securities.  Nevertheless,  where the Fund  enters  into  transactions  in options or futures on  narrowly-based  indices  for  hedging purposes,  movements in the value of the index  should,  if the hedge is  successful,  correlate  closely with the portion of the Fund'
portfolio or the intended acquisitions being hedged.

         The trading of derivatives for hedging  purposes  entails the additional risk of imperfect  correlation  between  movements in the price of the derivative  and the price of the underlying  index or  obligation.  The  anticipated  spread between the prices may be distorted  due to the  difference  in the nature of the markets  such as  differences  in margin  requirements,  the  liquidity of such markets and the  participation  of speculators in the derivatives  markets.  In this regard,  trading by speculators in derivatives has in the past  occasionally  resulted in market  distortions,  which may be difficult or  impossible  to predict,  particularly  near the expiration of such instruments.

         The  trading of Options on  Futures  Contracts  also  entails  the risk that  changes in the value of the  underlying  Futures
Contracts  will not be fully  reflected in the value of the option.  The risk of imperfect  correlation,  however,  generally  tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

         Further,  with  respect to options on  securities,  options on stock  indices,  options on  currencies  and Options on Futures
Contracts,  the Fund is  subject  to the risk of market  movements  between  the time  that the  option  is  exercised  and the time of performance thereunder.  This could increase the extent of any loss suffered by the Fund in connection with such transactions.

         In writing a covered call option on a security,  index or futures contract,  the Fund also incurs the risk that changes in the value of the  instruments  used to cover the position will not correlate  closely with changes in the value of the option or underlying index or  instrument.  For example,  where the Fund covers a call option  written on a stock index through  segregation  of securities, such  securities may not match the  composition of the index,  and the Fund may not be fully  covered.  As a result,  the Fund could be subject to risk of loss in the event of adverse market movements.

         Risks of  Non-Hedging  Transactions.  The Fund may enter  transactions  in  derivatives  for  non-hedging  purposes as well as hedging  purposes.  Non-hedging  transactions  in such  instruments  involve  greater  risks and may result in losses  which may not be offset by  increases in the value of portfolio  securities  or declines in the cost of  securities  to be acquired.  Nevertheless,  the method of  covering  an option  employed by the Fund may not fully  protect it against  risk of loss and, in any event,  the Fund could suffer  losses on the  option  position  which  might not be offset by  corresponding  portfolio  gains.  The Fund may also  enter into futures,  Forward  Contracts for  non-hedging  purposes.  For example,  the Fund may enter into such a transaction as an alternative to purchasing or selling the  underlying  instrument or to obtain  desired  exposure to an index or market.  In such  instances,  the Fund will be exposed to the same economic  risks  incurred in  purchasing or selling the  underlying  instrument  or  instruments.  However, transactions in futures,  Forward  Contracts may be leveraged,  which could expose the Fund to greater risk of loss than such purchases or sales.  Entering into transactions in derivatives for other than hedging purposes,  therefore,  could expose the Fund to significant risk of loss if the prices,  rates or values of the  underlying  instruments  or indices do not move in the  direction or to the extent anticipated.

         With respect to the writing of straddles on  securities,  the Fund incurs the risk that the price of the  underlying  security will not remain  stable,  that one of the options  written  will be  exercised  and that the  resulting  loss will not be offset by the amount of the premiums received.  Such transactions,  therefore,  create an opportunity for increased return by providing the Fund with two simultaneous  premiums on the same security,  but involve  additional risk, since the Fund may have an option exercised  against it regardless of whether the price of the security increases or decreases.

         Risk of a Potential  Lack of a Liquid  Secondary  Market.  Prior to exercise or expiration,  a futures or option  position can only be  terminated  by entering  into a closing  purchase or sale  transaction.  In that event,  it may not be possible to close out a position held by the Fund,  and the Fund could be required to purchase or sell the instrument  underlying an option,  make or receive a cash settlement or meet ongoing variation margin  requirements.  Under such circumstances,  if the Fund has insufficient cash available to meet  margin  requirements,  it  will  be  necessary  to  liquidate  portfolio  securities  or  other  assets  at a time  when it is disadvantageous  to do so. The inability to close out options and futures  positions,  therefore,  could have an adverse  impact on the
Fund' ability effectively to hedge its portfolio, and could result in trading losses.

         The  trading  of Futures  Contracts  and  options is also  subject to the risk of  trading  halts,  suspensions,  exchange  or clearinghouse  equipment  failures,  government  intervention,  insolvency of a brokerage firm or clearinghouse or other disruptions of normal  trading  activity,  which could at times make it difficult or impossible to liquidate  existing  positions or to recover excess variation margin payments.

         Potential  Bankruptcy of a  Clearinghouse  or Broker.  When the Fund enters into  transactions in  exchange-traded  futures or options, it is exposed to the risk of the potential  bankruptcy of the relevant exchange  clearinghouse or the broker through which the
Fund has effected the transaction.  In that event, the Fund might not be able to recover amounts  deposited as margin,  or amounts owed to the Fund in connection  with its  transactions,  for an indefinite  period of time,  and could sustain losses of a portion or all of such amounts.  Moreover,  the performance  guarantee of an exchange  clearinghouse  generally  extends only to its members and the Fund could sustain losses, notwithstanding such guarantee, in the event of the bankruptcy of its broker.

         Trading and Position  Limits.  The  exchanges on which  futures and options are traded may impose  limitations  governing  the maximum number of positions on the same side of the market and involving the same underlying  instrument  which may be held by a single investor,  whether  acting alone or in concert with others  (regardless  of whether  such  contracts  are held on the same or different exchanges  or held or written in one or more  accounts  or through one or more  brokers.)  Further,  the CFTC and the various  contract markets have  established  limits referred to as "speculative  position limits" on the maximum net long or net short position which any person may hold or control in a particular  futures or option  contract.  An exchange may order the  liquidation of positions  found to be in  violation of these limits and it may impose other  sanctions or  restrictions.  The Adviser does not believe that these  trading and position limits will have any adverse impact on the strategies for hedging the portfolios of the Fund.

         Risks of  Options  on  Futures  Contracts.  The  amount  of risk the Fund  assumes  when it  purchases  an Option on a Futures
Contract is the premium paid for the option,  plus related  transaction  costs. In order to profit from an option  purchased,  however, it may be necessary to exercise the option and to liquidate the underlying  Futures Contract,  subject to the risks of the availability of a liquid  offset  market  described  herein.  The writer of an Option on a Futures  Contract  is  subject to the risks of  commodity futures trading,  including the requirement of initial and variation margin payments,  as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

         Risks of Transactions in Foreign  Currencies and  Over-the-Counter  Derivatives and Other  Transactions  Not Conducted on U.S.
Exchanges.  Transactions  in Forward  Contracts  on  foreign  currencies,  as well as futures  and  options on foreign  currencies  and transactions  executed on foreign  exchanges,  are subject to all of the  correlation,  liquidity and other risks  outlined  above.  In addition,  however,  such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying  such  contracts,  which could  restrict or eliminate  trading and could have a substantial  adverse  effect on the value of positions held by the Fund.  Further,  the value of such positions could be adversely  affected by a number of other complex  political and economic factors applicable to the countries issuing the underlying currencies.

         Further,  unlike trading in most other types of instruments,  there is no systematic  reporting of last sale  information with respect to the foreign currencies  underlying  contracts thereon. As a result, the available  information on which trading systems will be based may not be as complete as the  comparable  data on which the Fund makes  investment and trading  decisions in connection  with other  transactions.  Moreover,  because the foreign  currency market is a global,  24-hour  market,  events could occur in that market which will not be reflected in the forward,  futures or options  market until the following  day,  thereby making it more difficult for the Fund to respond to such events in a timely manner.

         Settlements of exercises of  over-the-counter  Forward  Contracts or foreign currency options  generally must occur within the country  issuing the underlying  currency,  which in turn requires  traders to accept or make delivery of such currencies in conformity with any U.S. or foreign  restrictions  and  regulations  regarding the maintenance of foreign banking  relationships,  fees,  taxes or other charges.

         Unlike  transactions  entered  into by the Fund in Futures  Contracts  and  exchange-traded  options,  on foreign  currencies,
Forward Contracts,  over-the-counter  options on securities,  swaps and other  over-the-counter  derivatives are not traded on contract markets  regulated by the CFTC or (with the exception of certain foreign currency  options) the SEC. To the contrary,  such instruments are traded through  financial  institutions  acting as  market-makers,  although  foreign  currency  options are also traded on certain national  securities  exchanges,  such as the  Philadelphia  Stock  Exchange and the Chicago  Board  Options  Exchange,  subject to SEC regulation.  In an  over-the-counter  trading  environment,  many of the  protections  afforded  to exchange  participants  will not be available.  For example,  there are no daily price  fluctuation  limits,  and adverse market  movements could therefore  continue to an unlimited  extent over a period of time.  Although  the  purchaser  of an option  cannot lose more than the amount of the premium  plus related  transaction  costs,  this entire amount could be lost.  Moreover,  the option writer and a trader of Forward  Contracts  could lose amounts substantially in excess of their initial investments,  due to the margin and collateral  requirements associated with such positions.

         In  addition,  over-the-counter  transactions  can only be  entered  into with a  financial  institution  willing  to take the opposite side, as principal,  of the Fund's  position unless the  institution  acts as broker and is able to find another  counterparty willing to enter into the transaction  with the Fund.  Where no such  counterparty is available,  it will not be possible to enter into a desired transaction.

         Further,  over-the-counter  transactions  are not subject to the  guarantee  of an exchange  clearinghouse,  and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial  institution  serving as its  counterparty.  One or more of such  institutions  also may decide to discontinue  their role as market-makers in a particular  currency or security,  thereby restricting the Fund's ability to enter into desired hedging transactions.

         Options on  securities,  options on stock  indices,  Futures  Contracts,  Options on Futures  Contracts and options on foreign currencies  may be traded on  exchanges  located in foreign  countries.  Such  transactions  may not be conducted in the same manner as those entered into on U.S.  exchanges,  and may be subject to different margin,  exercise,  settlement or expiration  procedures.  As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

         Options on foreign  currencies  traded on national  securities  exchanges are within the jurisdiction of the SEC, as are other securities  traded on such  exchanges.  As a result,  many of the  protections  provided  to traders  on  organized  exchanges  will be available  with  respect to such  transactions.  In  particular,  all foreign  currency  option  positions  entered  into on a national securities  exchange  are cleared and  guaranteed  by the Options  Clearing  Corporation  (the  "OCC"),  thereby  reducing  the risk of counterparty default.

         The  purchase  and sale of  exchange-traded  foreign  currency  options,  is subject  to the risks  regarding  adverse  market movements,  margining of options written, the nature of the foreign currency market, possible intervention by governmental  authorities and the effects of other political and economic events.  In addition,  exchange-traded  options on foreign  currencies  involve certain risks not presented by the  over-the-counter  market.  For example,  exercise and  settlement of such options must be made  exclusively through the OCC, which has established  banking  relationships in applicable  foreign countries for this purpose.  As a result, the OCC may, if it determines that foreign  governmental  restrictions or taxes would prevent the orderly settlement of foreign currency option exercises,  or would result in undue burdens on the OCC or its clearing member,  impose special  procedures on exercise and settlement, such as  technical  changes in the  mechanics  of delivery of  currency,  the fixing of dollar  settlement  prices or  prohibitions  on exercise.

         Short  Sales  Against  The Box.  The Fund may make  short  sales  "against  the box." If the Fund  enters  into a short  sales against the box, it is required to segregate  securities  equivalent  in kind and amount to the  securities  sold short (or  securities convertible or exchangeable  into such  securities) and is required to hold such  securities  while the short sale is outstanding.  The
Fund will incur transaction costs,  including interest,  in connection with opening,  maintaining,  and closing short sales against the box.  For  further  information  about this  practice,  please  refer to the  Company's  Prospectus  under  "Certain  Risk  Factors and
Investment Methods."

         Short  Term  Instruments.  The Fund  may hold  cash  and  invest  in cash  equivalents,  such as  short-term  U.S.  Government
Securities, commercial paper and bank instruments.

         Temporary Defensive  Positions.  During periods of unusual market conditions when the Sub-advisor  believes that investing for temporary  defensive  purposes is  appropriate,  or in order to meet  anticipated  redemption  requests,  a large portion or all of the assets  of the Fund may be  invested  in cash  (including  foreign  currency)  or cash  equivalents,  including,  but not  limited  to, obligations of banks (including  certificates of deposit,  bankers acceptances,  time deposits and repurchase  agreements),  commercial paper, short-term notes, U.S. Government securities and related repurchase agreements.

         "When-Issued"  Securities.  The Fund may purchase securities on a "when-issued,"  "forward  commitment," or "delayed delivery"
basis.  The  commitment  to purchase a security  for which  payment  will be made on a future  date may be deemed a separate  security.
While awaiting  delivery of securities  purchased on such basis,  the Fund will identify  liquid and  unencumbered  assets equal to its forward delivery  commitment.  For more information about when-issued  securities,  please see this SAI under "Certain Risk Factors and
Investment Methods."

ASAF invesco CAPITAL Income Fund:

Investment  Objective:  The investment  objective of the Fund (will be renamed Strategic  Partners Capital Income Fund) is to seek high current income and capital growth while following sound investment practices.

Investment Policies:

..........The Fund seeks to achieve its  objective by investing in  securities  that are expected to produce  relatively  high levels of income  and  consistent,  stable  returns.  The Fund  normally  will  invest at least 65% of its assets in  dividend-paying  common and preferred stocks of domestic and foreign issuers.  Equity securities include common stocks,  preferred stocks,  warrants and securities convertible into or exchangeable for common and preferred stocks.

      Up to 30% of the Fund's assets may be invested in equity  securities  that do not pay regular  dividends.  In addition,  the Fund normally will have some portion of its assets  invested in debt securities or convertible  bonds.  The Fund may invest up to 25% of its total  assets in  foreign  securities,  including  securities  of issuers in  countries  considered  to be  developing.  These  foreign investments may serve to increase the overall risks of the Fund.

..........Debt  Securities.  The debt securities in which the Fund invests are generally  subject to two kinds of risk,  credit risk and market risk.  The ratings given a debt security by Moody's and Standard & Poor's  ("S&P")  provide a generally  useful guide as to such credit  risk.  The lower the rating  given a debt  security by such  rating  service,  the greater the credit risk such rating  service perceives  to exist with  respect to such  security.  Increasing  the amount of Fund  assets  invested in unrated or lower grade (Ba or less by Moody's,  BB or less by S&P) debt  securities,  while  intended to increase the yield  produced by the Fund's debt  securities, will also increase the credit risk to which those debt securities are subject.

..........Lower-rated  debt  securities  and  non-rated  securities of comparable  quality tend to be subject to wider  fluctuations  in yields and market values than higher rated debt securities and may have  speculative  characteristics.  Although the Fund may invest in debt securities  assigned lower grade ratings by S&P or Moody's,  the Fund's investments have generally been limited to debt securities rated B or higher by either S&P or Moody's.  Debt  securities  rated  lower than B by either S&P or Moody's may be highly  speculative.
The Sub-advisor  intends to limit such portfolio  investments to debt securities which are not believed by the Sub-advisor to be highly speculative and which are rated at least CCC or Caa,  respectively,  by S&P or Moody's.  In addition,  a significant  economic downturn or major increase in interest rates may well result in issuers of lower-rated debt securities  experiencing  increased financial stress which would adversely affect their ability to service their principal and interest  obligations,  to meet projected business goals, and to obtain  additional  financing.  While the  Sub-advisor  attempts to limit  purchases of  lower-rated  debt  securities to securities having an  established  retail  secondary  market,  the market for such  securities may not be as liquid as the market for higher rated debt  securities.  For an additional  discussion of certain risks involved in lower-rated or unrated  securities,  see this SAI and the
Company's Prospectus under "Certain Risk Factors and Investment Methods."

..........Lending  Portfolio  Securities.  The Fund may lend its securities to qualified  brokers,  dealers,  banks,  or other financial institutions.  While voting rights may pass with the loaned  securities,  if a material event (e.g.,  proposed merger,  sale of assets, or  liquidation)  is to occur  affecting an investment on loan, the loan must be called and the securities  voted.  Loans of securities made by the Fund will comply with all other  applicable  regulatory  requirements,  including the rules of the New York Stock  Exchange and the requirements of the Investment Company Act of 1940 and the Rules of the SEC thereunder.

..........Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF
INVESCO Capital Income Fund. These  limitations are not  "fundamental"  restrictions and may be changed by the Directors of the Company without shareholder approval.  The Fund will not:

..........1.       Invest in companies for the purpose of exercising management or control;

..........2.       Purchase securities of open-end or closed-end  investment  companies except in compliance with the Investment Company
Act of 1940;

..........3.       Purchase  securities  on margin,  except (i) for use of  short-term  credit  necessary  for clearance of purchases of portfolio securities and (ii) the Fund may make margin deposits in connection with futures contracts or other permissible investments;

..........4.       Effect short sales of securities; or

..........5.       Purchase any security or enter into a repurchase agreement,  if as a result, more than 15% of its net assets would be invested in repurchase  agreements  not  entitling the holder to payment of principal and interest  within seven days and in securities that are  illiquid  by  virtue of legal or  contractual  restrictions  on resale or the  absence  of a readily  available  market.  The
Directors of the Company,  or the Investment  Manager or the Sub-advisor acting pursuant to authority  delegated by the Directors,  may determine that a readily  available market exists for securities  eligible for resale pursuant to Rule 144A under the Securities Act of
1933, or any successor to that rule, and therefore that such securities are not subject to the foregoing limitation.

asaf american century Strategic Balanced Fund:

Investment  Objective:  The  investment  objective of the Fund (will be renamed  Strategic  Partners  Balanced Fund) is to seek capital growth and current income.

Investment Policies:

         In general,  within the restrictions  outlined here and in the Fund's  Prospectus,  the Sub-advisor has broad powers to decide how to invest the Fund's assets,  including the power to hold them  uninvested.  The Sub-advisor will invest  approximately  60% of the
Fund's  portfolio in equity  securities and the remainder in bonds and other  fixed-income  securities.  The equity portion of the Fund generally will be invested in equity  securities of companies  comprising  the 1,500 largest  publicly  traded  companies in the United
States.  The Fund's  investment  approach may cause its equity portion to be more heavily  invested in some  industries than in others.
However,  it may not  invest  more than 25% of its total  assets in  companies  whose  principal  business  activities  are in the same industry.  In addition, as a diversified investment company, its investments in a single issue are limited.

         The  fixed-income  portion of the Fund  generally  will be invested  in a  diversified  portfolio  of  high-grade  government, corporate,  asset-backed and similar securities.  There are no maturity  restrictions on the fixed-income  securities in which the Fund invests,  but  under  normal  conditions  the  weighted  average  maturity  for the  fixed-income  portion  of the Fund  will be in the
3-to-10-year  range.  The  Sub-advisor  will actively  manage the portfolio,  adjusting the portfolio's  weighted  average  maturity in response to expected  changes in interest rates.  During periods of rising interest rates, a shorter  weighted  average maturity may be adopted in order to reduce the effect of bond price  declines on the Fund's net asset value.  When interest  rates are falling and bond prices rising,  a longer weighted  average  portfolio  maturity may be adopted.  The  restrictions  on the quality of the  fixed-income securities the Fund may purchase are described in the Prospectus.

         The  Sub-advisor  also  may  purchase  foreign  securities,   convertible  debt  securities,   equity-equivalent   securities,
non-leveraged  futures and similar  securities,  and short-term  securities and other similar  securities.  The Fund also may invest in derivative  instruments such as options,  futures contracts,  options on futures  contracts,  and swap agreements  (including,  but not limited to,  credit  default swap  agreements),  or in mortgage- or  asset-backed  securities,  provided that such  investments  are in keeping with the Fund's investment objective.

         Foreign  Securities.  The Fund may invest a portion  of its total  assets in the  securities  of  foreign  issuers,  including foreign  governments,  when these  securities  meet its standards of selection.  Securities of foreign issuers may trade in the U.S. or foreign securities markets.

         Convertible  Debt  Securities.  A convertible  debt security is a fixed-income  security that offers the potential for capital appreciation  through a conversion feature that enables the holder to convert the fixed-income  security into a stated number of shares of common stock. As fixed-income  securities,  convertible  debt securities  provide a stable stream of income,  with generally  higher yields than common  stocks.  Convertible  debt  securities  offer the  potential to benefit  from  increases in the market price of the underlying common stock,  however,  they generally offer lower yields than  non-convertible  securities of similar quality.  Of course, as with all  fixed-income  securities,  there can be no  assurance  of current  income  because  the  issuers of the  convertible  debt securities may default on their obligations.  In addition,  there can be no assurance of capital  appreciation because the value of the underlying common stock will fluctuate.

         Convertible  debt securities  generally are subordinated to other similar but  non-convertible  securities of the same issuer, although  convertible  bonds,  as  corporate  debt  obligations,  enjoy  seniority  in right of payment to all equity  securities,  and convertible preferred stock is senior to common stock of the same issuer.  Because of the subordination feature,  however,  convertible debt securities typically have lower ratings from ratings organizations than similar non-convertible securities.

         Unlike a  convertible  security  that is a single  security,  a synthetic  convertible  security is  comprised of two distinct securities  that together  resemble  convertible  securities  in certain  respects.  Synthetic  convertible  securities  are created by combining  non-convertible  bonds or preferred  stocks with  warrants or stock call  options.  The options  that will form  elements of synthetic  convertible  securities  will be listed on a securities  exchange or NASDAQ.  The two components of a synthetic  convertible security,  which will be issued with respect to the same entity,  generally are not offered as a unit, and may be purchased and sold by the Fund at  different  times.  Synthetic  convertible  securities  differ  from  convertible  securities  in  certain  respects.  Each component of a synthetic  convertible security has a separate market value and responds  differently to market fluctuations.  Investing in a synthetic  convertible  security involves the risk normally found in holding the securities  comprising the synthetic  convertible security.

         The Fund will limit its holdings of  convertible  debt  securities to those that, at the time of purchase,  are rated at least
B- by S&P or B3 by Moody's,  or, if not rated by S&P or Moody's,  are of  equivalent  investment  quality as determined by the advisor.
The  Fund's  investments  in  convertible  debt  securities  and  other  high-yield,   non-convertible   debt  securities  rated  below
investment-grade  will comprise less than 35% of the Fund's net assets.  Debt  securities  rated below the four highest  categories are not considered  "investment-grade"  obligations.  These securities have speculative  characteristics  and present more credit risk than investment-grade obligations.

         Short  Sales.  The Fund may engage in short sales for cash  management  purposes  only if, at the time of the short sale,  the
Fund owns or has the right to acquire securities equivalent in kind and amount to the securities being sold short.

         In a short sale, the seller does not  immediately  deliver the  securities  sold and is said to have a short position in those securities  until delivery occurs.  To make delivery to the purchaser,  the executing broker borrows the securities being sold short on behalf of the seller.  While the short  position is  maintained,  the seller  collateralizes  its  obligation to deliver the securities sold  short in an amount  equal to the  proceeds  of the short  sale  plus an  additional  margin  amount  established  by the Board of
Governors of the Federal  Reserve.  If the Fund engages in a short sale, the Fund's  custodian will segregate cash, cash equivalents or other  appropriate  liquid  securities  on its  records  in an amount  sufficient  to meet the  purchase  price.  There will be certain additional  transaction  costs  associated  with short  sales,  but the Fund will  endeavor to offset  these costs with income from the investment of the cash proceeds of short sales.

         Derivative  Securities.  To the extent permitted by its investment objectives and policies,  the Fund may invest in securities that are commonly  referred to as derivative  securities.  Generally,  a derivative  security is a financial  arrangement  the value of which is based on, or derived from, a traditional  security,  asset, or market index. Certain derivative  securities are described more accurately as index/structured  securities.  Index/structured securities are derivative securities whose value or performance is linked to other  equity  securities  (such as  depositary  receipts),  currencies,  interest  rates,  indices  or other  financial  indicators
(reference indices).

         Some derivative securities,  such as mortgage-related and other asset-backed  securities,  are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

         There are many  different  types of  derivative  securities  and many  different  ways to use them.  Futures  and  options are commonly used for  traditional  hedging  purposes to attempt to protect a fund from  exposure to changing  interest  rates,  securities prices,  or  currency  exchange  rates and for cash  management  purposes  as a low-cost  method of gaining  exposure  to a  particular securities market without investing directly in those securities.

         The Fund may invest in swap  agreements,  consistent with its investment  objective and strategies.  The Fund may enter into a swap agreement in order to, for example,  attempt to obtain or preserve a particular  return or spread at a lower cost than obtaining a return or spread through  purchases  and/or sales of instruments in other markets;  protect against currency  fluctuations;  attempt to manage  duration to protect  against any increase in the price of securities the Fund  anticipates  purchasing at a later date; or gain exposure to certain markets in the most economical way possible.

         Swap  agreements are two-party  contracts  entered into primarily by  institutional  investors for periods  ranging from a few weeks to more than one year. In a standard "swap"  transaction,  two parties agree to exchange the returns (or  differentials  in rates of return) earned or realized on particular  predetermined  investments or instruments,  which may be adjusted for an interest  factor.
The gross  returns to be exchanged or  "swapped"  between the parties are  generally  calculated  with respect to a "notional  amount,"
i.e.,  the return on or increase in value of a  particular  dollar  amount  invested at a  particular  interest  rate,  in a particular foreign  currency,  or in a "basket" of securities  representing a particular  index.  Forms of swap agreements  include,  for example, interest rate swaps,  under which fixed- or  floating-rate  interest  payments on a specific  principal  amount are exchanged and total return swaps,  under which one party agrees to pay the other the total return of a defined  underlying asset (usually an index,  stock, bond or defined  portfolio of loans and mortgages) in exchange for fee payments,  often a variable  stream of cashflows based on LIBOR.
The Fund may enter into credit  default swap  agreements  to hedge an existing  position by purchasing  or selling  credit  protection.
Credit  default  swaps  enable an investor to buy/sell  protection  against a credit event of a specific  issuer.  The seller of credit protection  against a security  or basket of  securities  receives an up-front or  periodic  payment to  compensate  against  potential default event(s).  The Fund may enhance returns by selling protection or attempt to mitigate credit risk by buying  protection.  Market supply and demand factors may cause distortions between the cash securities market and the credit default swap market.

         Whether the Fund's use of swap agreements will be successful  depends on the advisor's  ability to predict  correctly  whether certain  types of  investments  are likely to produce  greater  returns  than other  investments.  Interest  rate swaps could result in losses if  interest  rate  changes  are not  correctly  anticipated  by the Fund.  Total  return  swaps  could  result in losses if the reference  index,  security,  or investments do not perform as anticipated by the Fund.  Credit default swaps could result in losses if the Fund does not correctly  evaluate the  creditworthiness  of the issuer on which the credit default swap is based.  Because they are two-party  contracts  and because they may have terms of greater than seven days,  swap  agreements  may be  considered to be illiquid.
Moreover,  the Fund bears the risk of loss of the amount  expected to be received under a swap agreement in the event of the default or bankruptcy of a swap  agreement  counterparty.  The Fund will enter into swap  agreements  only with  counterparties  that meet certain standards of  creditworthiness.  Certain  restrictions imposed on the Fund by the Internal Revenue Code may limit the Funds' ability to use swap agreements.  The swaps market is a relatively new market and is largely  unregulated.  It is possible that developments in the swaps  market,  including  potential  government  regulation,  could  adversely  affect a Fund's  ability to  terminate  existing  swap agreements or to realize amounts to be received under such agreements.

         The Fund may not invest in a  derivative  security  unless the  reference  index or the  instrument  to which it relates is an eligible  investment  for the  Fund.  For  example,  a  security  whose  underlying  value is linked to the price of oil would not be a permissible investment because the Fund may not invest in oil and gas leases or futures.

         The return on a derivative  security may increase or decrease,  depending upon changes in the reference index or instrument to which it relates.

         There are risks associated with investing in derivative securities, including:

o        the risk that the underlying  security,  interest rate,  market index or other  financial asset will not move in the direction the Sub-advisor anticipates;

o        the  possibility  that there may be no liquid  secondary  market,  or the  possibility  that price  fluctuation  limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired;

o        the risk that adverse price  movements in an instrument  can result in a loss  substantially  greater than the Fund's  initial investment; and

o        the risk that the counterparty will fail to perform its obligations.

         Investment  in Issuers with Limited  Operating  Histories.  The Fund may invest a portion of its assets in the  securities  of issuers with limited operating  histories.  The Sub-advisor  considers an issuer to have a limited operating history if that issuer has a record of less than three years of continuous  operation.  The Sub-advisor  will consider periods of capital  formation,  incubation, consolidations,  and research and  development  in  determining  whether a particular  issuer has a record of three years of continuous operation.

         Investments  in  securities  of issuers with  limited  operating  histories  may involve  greater  risks than  investments  in securities of more mature issuers.  By their nature,  such issuers present limited operating  histories and financial  information upon which the Sub-advisor may base its investment  decision on behalf of the Fund. In addition,  financial and other information  regarding such issuers, when available, may be incomplete or inaccurate.

         For purposes of this  limitation,  "issuers"  refers to operating  companies that issue securities for the purposes of issuing debt or raising  capital as a means of financing  their  ongoing  operations.  It does not,  however,  refer to entities,  corporate or otherwise,  that are  created  for the  express  purpose  of  securitizing  obligations  or income  streams.  For  example,  the Fund's investments in a trust created for the purpose of pooling mortgage obligations would not be subject to the limitation.

         The Fund will not invest  more than 5% of its total  assets in  securities  of issues  with less than a  three-year  operating history.

         When-Issued and Forward  Commitment  Agreements.  The Fund may sometimes purchase new issues of securities on a when-issued or forward  commitment  basis in which the transaction  price and yield are each fixed at the time the commitment is made, but payment and delivery occur at a future date.

         For  example,  the Fund may sell a  security  and at the same time make a  commitment  to  purchase  the same or a  comparable security at a future date and  specified  price.  Conversely,  the Fund may  purchase a security and at the same time make a commitment to sell  the same or a  comparable  security  at a  future  date  and  specified  price.  These  types  of  transactions  are  executed simultaneously  in what are known as dollar-rolls,  cash and carry, or financing  transactions.  For example,  a broker-dealer may seek to purchase a particular  security that the Fund owns. The Fund will sell that security to the broker-dealer and  simultaneously  enter into a forward  commitment  agreement to buy it back at a future date.  This type of transaction  generates  income for the Fund if the dealer is willing to execute the transaction at a favorable price in order to acquire a specific security.

         When purchasing  securities on a when-issued or forward  commitment basis, the Fund assumes the rights and risks of ownership, including  the risks of price and yield  fluctuations.  Market  rates of interest  on debt  securities  at the time of delivery  may be higher or lower than those  contracted for on the when-issued  security.  Accordingly,  the value of that security may decline prior to delivery,  which could  result in a loss to the Fund.  While the Fund will make  commitments  to purchase or sell  securities  with the intention of actually  receiving or  delivering  them,  it may sell the  securities  before the  settlement  date if doing so is deemed advisable as a matter of investment strategy.

         In purchasing  securities on a when-issued or forward  commitment  basis,  the Fund will segregate cash,  cash  equivalents or other  appropriate  liquid  securities on its record in an amount sufficient to meet the purchase price. When the time comes to pay for the when-issued  securities,  the Fund will meet its obligations with available cash,  through the sale of securities,  or, although it would not normally expect to do so, by selling the  when-issued  securities  themselves  (which may have a market value greater or less than the Fund's payment  obligation).  Selling  securities to meet when-issued or forward  commitment  obligations may generate taxable capital gains or losses.

         Short-Term  Securities.  In order to meet  anticipated  redemptions,  anticipated  purchases of additional  securities for the
Fund's  portfolio,  or, in some cases, for temporary  defensive  purposes,  the Fund may invest a portion of its assets in money market and other short-term securities.

Examples of those securities include:

o        Securities issued or guaranteed by the U.S. government and its agencies and instrumentalities

o        Commercial Paper

o        Certificates of Deposit and Euro Dollar Certificates of Deposit

o        Bankers' Acceptances

o        Short-term notes, bonds, debentures or other debt instruments

o        Repurchase agreements

o        Money market funds

         Under the  Investment  Company Act,  the Fund's  investment  in other  investment  companies  (including  money market  funds)
currently  is limited to (a) 3% of the total  voting  stock of any one  investment  company;  (b) 5% of the Fund's  total  assets  with respect to any one investment company; and (c) 10% of the Fund's total assets in the aggregate.

         Other Investment Companies.  The Fund may invest up to 10% of its total assets in other investment  companies,  such as mutual funds,  provided that the investment is consistent with the Fund's investment  policies and restrictions.  Under the Investment Company
Act, The Fund's investment in such securities, subject to certain exceptions, currently is limited to

o        3% of the total voting stock of any one investment company;

o        5% of the Fund's total assets with respect to any one investment company; and

o        10% of a Fund's total assets in the aggregate.

         Such  purchases  will be made in the open  market  where no  commission  or  profit to a sponsor  or dealer  results  from the purchase other than the customary  brokers'  commissions.  As a shareholder of another investment  company,  the Fund would bear, along with other  shareholders,  its pro rata portion of the other investment  company's  expenses,  including  advisory fees. These expenses would be in addition to the management fee that the Fund bears directly in connection with its own operations.

         Equity  Equivalents,  In addition to investing in common  stocks,  the Fund may invest in other equity  securities  and equity equivalents,  including  securities  that permit the Fund to receive an equity  interest in an issuer,  the  opportunity  to acquire an equity  interest in an issuer,  or the  opportunity  to receive a return on its  investment  that  permits the Fund to benefit from the growth  over  time in the  equity of an  issuer.  Examples  of equity  securities  and  equity  equivalents  include  preferred  stock, convertible  preferred stock and convertible debt securities.  Equity  equivalents also may include securities whose value or return is derived from the value or return of a different security.

         Municipal  Notes.  Municipal  notes are issued by state and local  governments  or government  entities to provide  short-term capital or to meet cash flow needs.

         Tax  Anticipation  Notes (TANs) are issued in  anticipation  of seasonal tax revenues,  such as ad valorem  property,  income, sales, use and business taxes,  and are payable from these future taxes.  TANs usually are general  obligations of the issuer.  General obligations  are backed by the  issuer's  full faith and credit  based on its ability to levy taxes for the timely  payment of interest and repayment of principal, although such levies may be constitutionally or statutorily limited as to rate or amount.

         Revenue  Anticipation  Notes (RANs) are issued with the expectation that receipt of future  revenues,  such as federal revenue sharing or state aid payments,  will be used to repay the notes.  Typically,  these notes also  constitute  general  obligations of the issuer.

         Bond  Anticipation  Notes (BANs) are issued to provide interim  financing until long-term  financing can be arranged.  In most cases, the long-term bonds provide the money for repayment of the notes.

         Municipal  Bonds.  Municipal  bonds,  which generally have maturities of more than one year when issued,  are designed to meet longer-term capital needs.  These securities have two principal classifications: general obligation bonds and revenue bonds.

         General  Obligation  (GO) bonds are issued by states,  counties,  cities,  towns and  regional  districts to fund a variety of public projects,  including construction of and improvements to schools,  highways, and water and sewer systems. GO bonds are backed by the issuer's  full faith and credit based on its ability to levy taxes for the timely  payment of interest and  repayment of principal, although such levies may be constitutionally or statutorily limited as to rate or amount.

         Revenue Bonds are not backed by an issuer's taxing authority;  rather,  interest and principal are secured by the net revenues from a project or facility.

         Revenue bonds are issued to finance a variety of capital  projects,  including  construction or  refurbishment  of utility and waste disposal systems,  highways,  bridges,  tunnels,  air and sea port facilities,  schools and hospitals.  Many revenue bond issuers provide  additional  security in the form of a  debt-service  reserve fund that may be used to make payments of interest and repayments of  principal  on the  issuer's  obligations.  Some revenue bond  financings  are further  protected  by a state's  assurance  (without obligation) that it will make up deficiencies in the debt-service reserve fund.

         Industrial  Development  Bonds (IDBs),  a type of revenue bond,  are issued by or on behalf of public  authorities  to finance privately  operated  facilities.  These bonds are used to finance  business,  manufacturing,  housing,  athletic and pollution  control projects,  as well as public  facilities  such as mass transit  systems,  air and sea port facilities and parking  garages.  Payment of interest and repayment of principal on an IDB depend solely on the ability of the facility's  operator to meet  financial  obligations, and on the  pledge,  if any, of the real or  personal  property  financed.  The  interest  earned on IDBs may be subject to the federal alternative minimum tax.

         Variable- and Floating-Rate  Obligations.  Variable- and floating-rate  demand obligations (VRDOs and FRDOs) carry rights that permit holders to demand  payment of the unpaid  principal plus accrued  interest,  from the issuers or from financial  intermediaries.
Floating-rate  securities,  or  floaters,  have  interest  rates that  change  whenever  there is a change in a  designated  base rate;
variable-rate  instruments  provide for a specified,  periodic  adjustment in the interest rate,  which typically is based on an index.
These rate formulas are designed to result in a market value for the VRDO or FRDO that approximates par value.

         Obligations with Term Puts Attached.  The Fund may invest in fixed-rate  bonds subject to third-party  puts and  participation interests in such bonds that are held by a bank in trust or otherwise,  which have tender options or demand  features  attached.  These tender  options or demand  features  permit the Fund to tender (or put) their  bonds to an  institution  at periodic  intervals  and to receive the principal  amount thereof.  The Sub-advisor  expects that the Fund will pay more for securities with puts attached than for securities without these liquidity features.

         Because it is difficult to evaluate the  likelihood  of exercise or the  potential  benefit of a put,  puts  normally  will be determined to have a value of zero, regardless of whether any direct or indirect consideration is paid.  Accordingly,  puts as separate securities  are not  expected to affect the Funds'  weighted  average  maturities.  When the Fund has paid for a put,  the cost will be reflected  as  unrealized  depreciation  on the  underlying  security  for the  period  the put is  held.  Any  gain on the sale of the underlying security will be reduced by the cost of the put.

         There  is a risk  that  the  seller  of an  obligation  with a put  attached  will not be able to  repurchase  the  underlying obligation  when (or if) the Fund attempts to exercise the put. To minimize such risks,  the Fund will purchase  obligations  with puts attached only from sellers deemed creditworthy by the Sub-advisor.

         Zero-Coupon and Step-Coupon  Securities.  The Fund may purchase  zero-coupon  debt securities.  Zero-coupon  securities do not make regular cash interest payments, and are sold at a deep discount to their face value.

         The Fund may also purchase  step-coupon  or step-rate  debt  securities.  Instead of having a fixed coupon for the life of the security,  coupon or interest  payments may increase to predetermined  rates at future dates. The issuer generally retains the right to call the security.  Some  step-coupon  securities are issued with no coupon payments at all during an initial  period,  and only become interest-bearing at a future date; these securities are sold at a deep discount to their face value.

         Although zero-coupon and certain step-coupon  securities may not pay current cash income,  federal income tax law requires the holder to include in income each year the portion of any original issue discount and other noncash  income on such  securities  accrued during that year.  In order to continue to qualify for  treatment as a regulated  investment  company  under the Internal  Revenue Code and avoid certain  excise tax, the Fund is required to make  distributions  of any original  issue  discount and other  noncash  income accrued for each year.  Accordingly,  the Fund may be required to dispose of other portfolio securities,  which may occur in periods of adverse market prices, in order to generate a case to meet these distribution requirements.

         Inverse  Floaters.  The Fund may hold inverse  floaters.  An inverse  floater is a type of  derivative  security that bears an interest rate that moves  inversely to market  interest  rates.  As market  interest rates rise, the interest rate on inverse  floaters goes down, and vice versa.  Generally,  this is  accomplished by expressing the interest rate on the inverse floater as an above-market fixed rate of interest,  reduced by an amount  determined by reference to a market-based or  bond-specific  floating  interest rate (as well as by any fees associated with administering the inverse floater program).

         Inverse  floaters may be issued in conjunction  with an equal amount of Dutch Auction  floating-rate  bonds  (floaters),  or a market-based  index may be used to set the interest rate on these  securities.  A Dutch Auction is an auction system in which the price of the  security is gradually  lowered  until it meets a responsive  bid and is sold.  Floaters and inverse  floaters may be brought to market by (1) a broker-dealer  who purchases  fixed-rate  bonds and places them in a trust, or (2) an issuer seeking to reduce interest expenses by using a floater/inverse floater structure in lieu of fixed-rate bonds.

         In the case of a  broker-dealer  structured  offering  (where  underlying  fixed-rate  bonds  have  been  placed  in a trust), distributions from the underlying bonds are allocated to floater and inverse floater holders in the following manner:

(i)      Floater holders  receive  interest based on rates set at a six-month  interval or at a Dutch Auction,  which is typically held every 28 to 35 days.  Current and  prospective  floater  holders bid the minimum  interest  rate that they are willing to accept on the floaters, and the interest rate is set just high enough to ensure that all of the floaters are sold.

(ii)     Inverse floater holders receive all of the interest that remains,  if any, on the underlying  bonds after floater interest and auction fees are paid. The interest rates on inverse  floaters may be  significantly  reduced,  even to zero, if interest rates rise.

         Procedures for  determining  the interest  payment on floaters and inverse  floaters  brought to market directly by the issuer are  comparable,  although the interest paid on the inverse  floaters is based on a presumed  coupon rate that would have been required to bring fixed-rate bonds to market at the time the floaters and inverse floaters were issued.

         Where inverse  floaters are issued in conjunction  with floaters,  inverse  floater  holders may be given the right to acquire the  underlying  security  (or to create a  fixed-rate  bond) by calling an equal  amount of  corresponding  floaters.  The  underlying security may then be held or sold. However,  typically,  there are time constraints and other limitations  associated with any right to combine interests and claim the underlying security.

         Floater  holders  subject to a Dutch  Auction  procedure  generally  do not have the right to put back their  interests to the issuer or to a third party.  If a Dutch Auction  fails,  the floater  holder may be required to hold its position  until the underlying bond matures, during which time interest on the floater is capped at a predetermined rate.

         The  secondary  market for floaters  and inverse  floaters may be limited.  The market value of inverse  floaters  tends to be significantly more volatile than fixed-rate bonds.

         U.S.  Government  Securities.  U.S. Treasury bills,  notes,  zero-coupon  bonds and other bonds are direct  obligations of the
U.S.  Treasury,  which has never failed to pay interest and repay  principal when due.  Treasury  bills have initial  maturities of one year or less,  Treasury notes from two to 10 years,  and Treasury bonds more than 10 years.  Although U.S.  Treasury  securities  carry little  principal risk if held to maturity,  the prices of these  securities  (like all debt  securities)  change between  issuance and maturity in response to fluctuating market interest rates.

         A number of U.S.  government  agencies and  instrumentalities  issue debt securities.  These agencies generally are created by
Congress to fulfill a specific  need,  such as providing  credit to home buyers or farmers.  Among these  agencies are the Federal Home
Loan Banks, the Federal Farm Credit Banks, the Student Loan Marketing Association and the Resolution Funding Corporation.

         Some agency  securities are backed by the full faith and credit pledge of the U.S.  government,  and some are guaranteed  only by the  issuing  agency.  Agency  securities  typically  offer  somewhat  higher  yields than U.S.  Treasury  securities  with  similar maturities.  However, these securities may involve greater risk of default than securities backed by the U.S. Treasury.

         Interest  rates on agency  securities may be fixed for the term of the investment  (fixed-rate  agency  securities) or tied to prevailing interest rates  (floating-rate  agency securities).  Interest rate resets on floating-rate agency securities generally occur at intervals of one year or less, based on changes in a predetermined interest rate index.

         Floating-rate  agency  securities  frequently have caps limiting the extent to which coupon rates can be raised.  The price of a  floating-rate  agency security may decline if its capped coupon rate is lower than  prevailing  market  interest  rates.  Fixed- and floating-rate  agency securities may be issued with a call date (which permits  redemption before the maturity date). The exercise of a call may reduce an obligation's yield to maturity.

         Interest  Rate  Resets on  Floating-Rate  U.S.  Government  Agency  Securities.  Interest  rate resets on  floating-rate  U.S.
government agency securities  generally occur at intervals of one year or less in response to changes in a predetermined  interest rate index.  There are two main  categories  of  indices:  those based on U.S.  Treasury  securities  and those  derived  from a  calculated measure,  such as a cost-of-funds  index.  Commonly used indices include the three-month,  six-month and one-year  Treasury bill rates;
the two-year Treasury note yield; the Eleventh  District Federal Home Loan Bank Cost of Funds Index (EDCOFI);  and the London Interbank
Offered Rate (LIBOR).  Fluctuations  in the prices of  floating-rate  U.S.  government  agency  securities are typically  attributed to differences between the coupon rates on these securities and prevailing market interest rates between interest rate reset dates.

         Mortgage-Backed  Securities.  Background.  A mortgage-backed  security  represents an ownership interest in a pool of mortgage loans.  The loans are made by  financial  institutions  to  finance  home and other real  estate  purchases.  As the loans are  repaid, investors receive payments of both interest and principal.

         Like  fixed-income  securities such as U.S.  Treasury bonds,  mortgage-backed  securities pay a stated rate of interest during the  life  of  the  security.  However,  unlike  a  bond,  which  returns  principal  to the  investor  in one  lump  sum at  maturity, mortgage-backed securities return principal to the investor in increments during the life of the security.

         Because the timing and speed of principal  repayments  vary,  the cash flow on  mortgage-backed  securities is  irregular.  If mortgage  holders sell their  homes,  refinance  their loans,  prepay  their  mortgages  or default on their  loans,  the  principal is distributed pro rata to investors.

         As with other fixed-income  securities,  the prices of mortgage-backed  securities  fluctuate in response to changing interest rates;  when  interest  rates fall,  the prices of  mortgage-backed  securities  rise,  and vice versa.  Changing  interest  rates have additional  significance for  mortgage-backed  securities  investors,  however,  because they influence  prepayment rates (the rates at which mortgage holders prepay their  mortgages),  which in turn affect the yields on  mortgage-backed  securities.  When interest rates decline,  prepayment  rates  generally  increase.  Mortgage  holders take advantage of the  opportunity to refinance their mortgages at lower rates with lower monthly  payments.  When interest rates rise,  mortgage  holders are less inclined to refinance their mortgages.
The effect of  prepayment  activity  on yield  depends on whether  the  mortgage-backed  security  was  purchased  at a premium or at a discount.

         The Fund may receive  principal sooner than it expected because of accelerated  prepayments.  Under these  circumstances,  the
Fund might have to reinvest  returned  principal at rates lower than it would have earned if principal  payments were made on schedule.
Conversely,  a  mortgage-backed  security may exceed its anticipated  life if prepayment  rates  decelerate  unexpectedly.  Under these circumstances, the Fund might miss an opportunity to earn interest at higher prevailing rates.

         GNMA Certificates.  The Government  National Mortgage  Association  (GNMA) is a wholly owned corporate  instrumentality of the
United  States within the  Department of Housing and Urban  Development.  The National  Housing Act of 1934 (Housing  Act), as amended, authorizes  GNMA to guarantee the timely  payment of interest and repayment of principal on  certificates  that are backed by a pool of mortgage  loans  insured by the Federal  Housing  Administration  under the Housing  Act, or by Title V of the Housing Act of 1949 (FHA
Loans), or guaranteed by the Veterans' Affairs under the Servicemen's  Readjustment Act of 1944 (VA Loans), as amended,  or by pools of other  eligible  mortgage  loans.  The Housing Act  provides  that the full faith and credit of the U.S.  government  is pledged to the payment of all amounts  that may be required  to be paid under any  guarantee.  GNMA has  unlimited  authority  to borrow from the U.S.
Treasury in order to meet its obligations under this guarantee.

         GNMA  certificates  represent  a pro  rata  interest  in one or more  pools of the  following  types of  mortgage  loans:  (a)
fixed-rate  level payment  mortgage  loans;  (b) fixed-rate  graduated  payment  mortgage loans (GPMs);  (c) fixed-rate  growing equity mortgage loans (GEMs);  (d) fixed-rate  mortgage loans secured by manufactured  (mobile) homes (MHs); (e) mortgage loans on multifamily residential  properties  under  construction  (CLCs);  (f) mortgage  loans on completed  multifamily  projects  (PLCs);  (g) fixed-rate mortgage  loans that use  escrowed  funds to reduce the  borrower's  monthly  payments  during the early  years of the  mortgage  loans
(buydown  mortgage loans);  and (h) mortgage loans that provide for payment  adjustments based on periodic changes in interest rates or in other payment terms of the mortgage loans.

         Fannie Mae  Certificates.  The  Federal  National  Mortgage  Association  (FNMA or Fannie Mae) is a  federally  chartered  and privately  owned  corporation  established  under the Federal  National  Mortgage  Association  Charter Act.  Fannie Mae was originally established in 1938 as a U.S. government agency designed to provide  supplemental  liquidity to the mortgage market and was reorganized as a  stockholder-owned  and privately managed  corporation by legislation  enacted in 1968. Fannie Mae acquires capital from investors who would not ordinarily  invest in mortgage loans directly and thereby expands the total amount of funds  available for housing.  This money is used to buy home mortgage loans from local lenders, replenishing the supply of capital available for mortgage lending.

         Fannie Mae  certificates  represent  a pro rata  interest  in one or more pools of FHA Loans,  VA Loans,  or,  most  commonly, conventional  mortgage loans (i.e.,  mortgage loans that are not insured or guaranteed by a government  agency) of the following types:
(a) fixed-rate level payment mortgage loans; (b) fixed-rate  growing equity mortgage loans; (c) fixed-rate  graduated  payment mortgage loans; (d) adjustable-rate mortgage loans; and (e) fixed-rate mortgage loans secured by multifamily projects.

         Fannie Mae  certificates  entitle the  registered  holder to receive  amounts  representing  a pro rata  interest in scheduled principal and interest  payments (at the  certificate's  pass-through  rate,  which is net of any  servicing and guarantee  fees on the underlying mortgage loans), any principal  prepayments,  and a proportionate interest in the full principal amount of any foreclosed or otherwise  liquidated  mortgage loan. The full and timely payment of interest and repayment of principal on each Fannie Mae certificate is guaranteed by Fannie Mae; this guarantee is not backed by the full faith and credit of the U.S. government.

         Freddie Mac Certificates.  The Federal Home Loan Mortgage  Corporation  (FHLMC or Freddie Mac) is a corporate  instrumentality of the United States created  pursuant to the Emergency Home Finance Act of 1970 (FHLMC Act), as amended.  Freddie Mac was  established primarily for the purpose of increasing the availability of mortgage credit. Its principal  activity consists of purchasing  first-lien conventional  residential mortgage loans (and participation  interests in such mortgage loans) and reselling these loans in the form of mortgage-backed securities, primarily

         Freddie Mac  certificates.  Freddie Mac  certificates  represent a pro rata  interest in a group of mortgage  loans (a Freddie
Mac  certificate  group)  purchased by Freddie  Mac.  The  mortgage  loans  underlying  Freddie Mac  certificates  consist of fixed- or adjustable-rate  mortgage loans with original terms to maturity of between 10 and 30 years,  substantially  all of which are secured by first-liens on one- to four-family  residential  properties or multifamily  projects.  Each mortgage loan must meet standards set forth in the FHLMC Act. A Freddie  Mac  certificate  group may  include  whole  loans,  participation  interests  in whole  loans,  undivided interests in whole loans, and participations composing another Freddie Mac certificate group.

         Freddie Mac  guarantees to each  registered  holder of a Freddie Mac  certificate  the timely  payment of interest at the rate provided for by the  certificate.  Freddie Mac also  guarantees  ultimate  collection of all principal on the related  mortgage  loans, without any offset or deduction,  but generally does not guarantee the timely  repayment of principal.  Freddie Mac may remit principal at any time after default on an underlying  mortgage loan, but no later than 30 days following (a)  foreclosure  sale, (b) payment of a claim by any mortgage  insurer,  or (c) the expiration of any right of redemption,  whichever  occurs later,  and in any event no later than one year after demand has been made upon the mortgager for  accelerated  payment of principal.  Obligations  guaranteed by Freddie
Mac are not backed by the full faith and credit pledge of the U.S. government.

         Collateralized  Mortgage  Obligations  (CMOs).  A  CMO  is a  multiclass  bond  backed  by a  pool  of  mortgage  pass-through certificates or mortgage loans.  CMOs may be  collateralized  by (a) GNMA,  Fannie Mae or Freddie Mac  pass-through  certificates;  (b)
unsecured  mortgage  loans insured by the Federal  Housing  Administration  or guaranteed by the Department of Veterans'  Affairs;  (c)
unsecuritized conventional mortgages; or (d) any combination thereof.

         In  structuring  a CMO,  an issuer  distributes  cash flow from the  underlying  collateral  over a series of  classes  called tranches.  Each CMO is a set of two or more tranches,  with average lives and cash flow patterns  designed to meet specific  investment objectives.  The average life  expectancies of the different  tranches in a four-part deal, for example,  might be two, five, seven and
20 years.

         As  payments  on the  underlying  mortgage  loans are  collected,  the CMO issuer  pays the  coupon  rate of  interest  to the bondholders  in each  tranche.  At the outset,  scheduled and  unscheduled  principal  payments go to investors in the first  tranches.
Investors in later  tranches do not begin  receiving  principal  payments until the prior tranches are paid off. This basic type of CMO is known as a sequential pay or plain vanilla CMO.

         Some CMOs are  structured  so that the  prepayment  or market risks are  transferred  from one tranche to another.  Prepayment stability is improved in some tranches if other tranches absorb more prepayment variability.

         The final  tranche of a CMO often takes the form of a Z-bond,  also known as an accrual  bond or  accretion  bond.  Holders of these  securities  receive  no cash  until the  earlier  tranches  are paid in full.  During the  period  that the other  tranches  are outstanding  periodic  interest  payments  are added to the initial face amount of the Z-bond but are not paid to  investors.  When the prior tranches are retired,  the Z-bond receives coupon payments on its higher  principal  balance plus any principal  prepayments from the underlying  mortgage  loans.  The existence of a Z-bond  tranche helps  stabilize  cash flow patterns in the other  tranches.  In a changing interest rate environment, however, the value of the Z-bond tends to be more volatile.

         As CMOs have  evolved,  some  classes of CMO bonds have  become  more  prevalent.  The  planned  amortization  class (PAC) and targeted  amortization  class (TAC),  for example,  were designed to reduce  prepayment risk by establishing a sinking-fund  structure.
PAC and TAC bonds assure to varying degrees that investors will receive payments over a predetermined  period under various  prepayment scenarios.  Although PAC and TAC bonds are similar,  PAC bonds are better able to provide  stable cash flows under  various  prepayment scenarios than TAC bonds because of the order in which these tranches are paid.

         The  existence of a PAC or TAC tranche can create  higher  levels of risk for other  tranches in the CMO because the stability of the PAC or TAC tranche is achieved by creating at least one other tranche -- known as a companion  bond,  support or non-PAC bond --
that absorbs the  variability of principal cash flows.  Because  companion bonds have a high degree of average life  variability,  they generally pay a higher yield.  A TAC bond can have some of the  prepayment  variability of a companion bond if there is also a PAC bond in the CMO issue.

         Floating-rate  CMO  tranches  (floaters)  pay a variable  rate of interest  that is usually  tied to the LIBOR.  Institutional investors  with  short-term  liabilities,  such as commercial  banks,  often find  floating-rate  CMOs  attractive  investments.  Super floaters  (which float a certain  percentage  above LIBOR) and inverse  floaters (which float inversely to LIBOR) are variations on the floater structure that have highly variable cash flows.

         Stripped  Mortgage-Backed  Securities.  Stripped  mortgage-backed  securities are created by  segregating  the cash flows from underlying  mortgage  loans or  mortgage  securities  to create two or more new  securities,  each with a specified  percentage  of the underlying  security's  principal or interest  payments.  Mortgage-backed  securities  may be partially  stripped so that each investor class  receives  some  interest  and some  principal.  When  securities  are  completely  stripped,  however,  all of the  interest  is distributed to holders of one type of security,  known as an interest-only  security, or IO, and all of the principal is distributed to holders of another type of security known as a  principal-only  security,  or PO. Strips can be created in a pass-through  structure or as tranches of a CMO.

         The market  values of IOs and POs are very  sensitive to interest rate and  prepayment  rate  fluctuations.  POs, for example, increase (or decrease) in value as interest  rates decline (or rise).  The price behavior of these  securities  also depends on whether the mortgage  collateral  was  purchased at a premium or discount to its par value.  Prepayments  on discount  coupon POs generally are much lower than  prepayments on premium coupon POs. IOs may be used to hedge the Fund's other  investments  because  prepayments  cause the value of an IO strip to move in the opposite direction from other mortgage-backed securities.

         Commercial  Mortgage-Backed  Securities (CMBS).  CMBS are securities created from a pool of commercial mortgage loans, such as loans for hotels, shopping centers, office buildings,  apartment buildings,  and the like. Interest and principal payments from these loans are passed on to the investor according to a particular  schedule of payments.  They may be issued by U.S.  government agencies or by private  issuers.  The credit quality of CMBS depends  primarily on the quality of the underlying loans and on the structure of the particular deal.  Generally,  deals are structured with senior and subordinate classes.  Multiple classes may permit the issuance of securities with payment terms, interest rates, or other  characteristics  differing both from those of each other and those of the underlying  assets.  Examples include classes having  characteristics  such as floating  interest rates or scheduled  amortization of principal.  Rating  agencies  rate the  individual  classes  of the deal  based on the  degree of  seniority  or  subordination  of a particular  class and other  factors.  The value of these  securities  may  change  because  of actual or  perceived  changes  in the creditworthiness  of individual  borrowers,  their tenants,  the servicing agents, or the general state of commercial real estate and other factors.

         CMBS may be partially  stripped so that each investor class  receives some interest and some  principal.  When  securities are completely  stripped,  however,  all of the  interest is  distributed  to holders of one type of  security,  known as an  interest-only security  (IO),  and all of the principal is  distributed  to holders of another type of security  known as a  principal-only  security
(PO).  The Fund is permitted to invest in IO classes of CMBS.  As interest  rates rise and fall,  the value of IOs tends to move in the same direction as interest  rates.  The cash flows and yields on IO classes are extremely  sensitive to the rate of principal  payments
(including  prepayments) on the related  underlying  mortgage assets. In the cases of IOs,  prepayments affect the amount of cash flows provided to the investor.  If the  underlying  mortgage  assets  experience  greater than  anticipated  prepayments  of  principal,  an investor may fail to fully recoup its initial investment in an IO class of a stripped  mortgage-backed  security,  even if the IO class is rated AAA or Aaa or is derived from a full faith and credit  obligation.  However,  because  commercial  mortgages  are often locked out from prepayment,  or have high prepayment penalties or a defeasance mechanism,  the prepayment risk associated with a CMBS IO class is generally less than that of a residential IO.

         Adjustable-Rate  Mortgage  Loans (ARMs).  ARMs eligible for  inclusion in a mortgage pool  generally  will provide for a fixed initial  mortgage  interest  rate for a specified  period of time,  generally  for either the first  three,  six,  12, 24, 36, 60 or 84 scheduled monthly payments.  Thereafter, the interest rates are subject to periodic adjustment based on changes in an index.

         ARMs have  minimum and maximum  rates  beyond  which the  mortgage  interest  rate may not vary over the lifetime of the loan.
Certain ARMs provide for additional  limitations  on the maximum  amount by which the mortgage  interest rate may adjust for any single adjustment  period.  Negatively  amortizing ARMs may provide  limitations on changes in the required  monthly  payment.  Limitations on monthly  payments  can  result in  monthly  payments  that are  greater  or less than the amount  necessary  to  amortize a  negatively amortizing ARM by its maturity at the interest rate in effect during any particular month.

         There are two types of indices  that provide the basis for ARM rate  adjustments:  those based on market rates and those based on a calculated  measure,  such as a cost-of-funds  index or a moving average of mortgage rates.  Commonly utilized indices include the one-year,  three-year and five-year  constant maturity U.S. Treasury rates (as reported by the Federal Reserve Board);  the three-month
Treasury bill rate; the 180-day Treasury bill rate; rates on longer-term Treasury  securities;  the Eleventh District Federal Home Loan
Bank Cost of Funds Index (EDCOFI);  the National Median Cost of Funds Index; the one-month,  three-month,  six-month or one-year London
Interbank  Offered  Rate  (LIBOR);  or six-month CD rates.  Some  indices,  such as the one-year  constant  maturity  Treasury  rate or three-month LIBOR, are highly correlated with changes in market interest rates. Other indices,  such as the EDCOFI,  tend to lag behind changes in market rates and be somewhat less volatile over short periods of time.

         The EDCOFI reflects the monthly weighted  average cost of funds of savings and loan  associations and savings banks whose home offices are located in Arizona,  California and Nevada (the Federal Home Loan Bank Eleventh  District) and who are member  institutions of the Federal Home Loan Bank of San Francisco  (the FHLB of San  Francisco),  as computed from  statistics  tabulated and published by the FHLB of San Francisco.  The FHLB of San Francisco  normally  announces the Cost of Funds Index on the last working day of the month following the month in which the cost of funds was incurred.

         One-year and three-year  Constant  Maturity Treasury (CMT) rates are calculated by the Federal Reserve Bank of New York, based on daily closing bid yields on actively  traded Treasury  securities  submitted by five leading  broker-dealers.  The median bid yields are used to construct a daily yield curve.

         The National  Median Cost of Funds Index,  similar to the EDCOFI,  is  calculated  monthly by the Federal Home Loan Bank Board
(FHLBB) and  represents  the average  monthly  interest  expenses  on  liabilities  of member  institutions.  A median,  rather than an arithmetic mean, is used to reduce the effect of extreme numbers.

LIBOR is the rate at which  banks in  London  offer  Eurodollars  in trades  between  banks.  LIBOR  has  become a key rate in the U.S.
domestic money market because it is perceived to reflect the true global cost of money.

         The Sub-advisor may invest in ARMs whose periodic  interest rate  adjustments are based on new indices as these indices become available.

         Asset-Backed  Securities  (ABS).  ABS are  structured  like  mortgage-backed  securities,  but  instead of  mortgage  loans or interest in mortgage  loans,  the  underlying  assets may  include,  for  example,  such items as motor  vehicle  installment  sales or installment loan contracts,  leases of various types of real and personal  property,  home equity loans,  student loans, small business loans,  and  receivables  from credit card  agreements.  The ability of an issuer of  asset-backed  securities  to enforce its security interest in the underlying assets may be limited.  The value of an ABS is affected by changes in the market's  perception of the assets backing the security,  the  creditworthiness  of the servicing  agent for the loan pool, the originator of the loans,  or the financial institution providing any credit enhancement.

         Payments  of  principal  and  interest  passed  through  to  holders  of ABS are  typically  supported  by some form of credit enhancement,  such as a letter of credit,  surety bond,  limited guarantee by another entity or a priority to certain of the borrower's other securities.  The degree of credit  enhancement  varies,  and generally applies to only a fraction of the asset-backed  security's par value until exhausted.  If the credit  enhancement of an ABS held by the Fund has been exhausted,  and if any required  payments of principal  and  interest are not made with  respect to the  underlying  loans,  the Fund may  experience  losses or delays in receiving payment.

         Some types of ABS may be less  effective  than other types of  securities  as a means of  "locking  in"  attractive  long-term interest rates.  One reason is the need to reinvest  prepayments of principal;  another is the  possibility of significant  unscheduled prepayments  resulting from declines in interest  rates.  These  prepayments  would have to be reinvested at lower rates.  As a result, these securities may have less potential for capital  appreciation  during periods of declining interest rates than other securities of comparable  maturities,  although  they may have a similar  risk of decline in market value during  periods of rising  interest  rates.
Prepayments  may also  significantly  shorten the effective  maturities of these  securities,  especially  during  periods of declining interest  rates.  Conversely,  during  periods of rising  interest  rates,  a reduction  in  prepayments  may  increase  the  effective maturities  of these  securities,  subjecting  them to a greater risk of decline in market value in response to rising  interest  rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Fund.

         The risks of investing in ABS are ultimately  dependent upon the repayment of loans by the individual or corporate  borrowers.
Although  the Fund  would  generally  have no  recourse  against  the  entity  that  originated  the loans in the event of default by a borrower, ABS typically are structured to mitigate this risk of default.

         Asset-backed  securities  are generally  issued in more than one class,  each with  different  payment  terms.  Multiple class asset-backed  securities  may be used as a method of providing  credit support  through  creation of one or more classes whose right to payments is made  subordinate  to the right to such payments of the remaining  class or classes.  Multiple  classes also may permit the issuance of securities  with payment terms,  interest rates or other  characteristics  differing both from those of each other and from those of the underlying assets.  Examples include so-called strips  (asset-backed  securities  entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets  backing the  security),  and securities  with classes having characteristics such as floating interest rates or scheduled amortization of principal.

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF
American Century  Strategic  Balanced Fund. These  limitations are not  "fundamental"  restrictions and may be changed by the Directors of the Company without shareholder approval.  The Fund will not:

         1.       Invest more than 15% of its assets in illiquid investments; or

         2.       Buy  securities on margin or sell short (unless it owns, or by virtue of its ownership of, other  securities  has the right to obtain  securities  equivalent  in kind and amount to the  securities  sold);  however,  the Fund may make margin  deposits in connection with the use of any financial instrument or any transaction in securities permitted under its investment policies;

         3.       Invest for control or for management; or

         4.       Invest in the  securities of other  investment  companies  except in compliance  with the  Investment  Company Act of
1940.  Duplicate fees may result from such purchases.

asaf federated High Yield Bond Fund:

Investment  Objective:  The investment  objective of the Fund (will be renamed Strategic Partners High Yield Bond Fund) is to seek high current  income by investing  primarily in fixed income  securities.  The fixed income  securities  in which the Fund intends to invest are lower-rated corporate debt obligations.

Investment Policies:

..........Corporate  Debt  Securities.  The Fund invests  primarily in corporate  debt  securities.  The corporate  debt  obligations in which the Fund intends to invest are expected to be  lower-rated.  For a discussion of the special risks  associated  with  lower-rated securities,  see the  Company's  Prospectus  and this  SAI  under  "Certain  Risk  Factors  and  Investment  Methods."  Corporate  debt obligations in which the Fund invests may bear fixed,  floating,  floating and contingent,  or increasing  rates of interest.  They may involve  equity  features  such as  conversion  or exchange  rights,  warrants  for the  acquisition  of common  stock of the same or a different issuer,  participations  based on revenues,  sales or profits,  or the purchase of common stock in a unit transaction  (where corporate debt securities and common stock are offered as a unit).

..........U.S.  Government  Obligations.  The types of U.S.  government  obligations in which the Fund may invest  include,  but are not limited to, direct  obligations  of the U.S.  Treasury  (such as U.S.  Treasury  bills,  notes,  and bonds) and  obligations  issued or guaranteed  by U.S.  government  agencies  or  instrumentalities  (such as the  Federal  Home Loan  Banks,  Federal  National  Mortgage
Association,  Government National Mortgage Association,  Federal Farm Credit Banks,  Tennessee Valley Authority,  Export-Import Bank of
the United States,  Commodity  Credit  Corporation,  Federal  Financing  Bank,  Student Loan Marketing  Association,  Federal Home Loan
Mortgage  Corporation,  or National Credit Union  Administration).  These securities may be backed by: the full faith and credit of the
U.S. Treasury;  the issuer's right to borrow from the U.S.  Treasury;  the discretionary  authority of the U.S.  government to purchase certain obligations of agencies or instrumentalities;  or the credit of the agency or instrumentality  issuing the obligations.  For an additional  discussion of the types of U.S.  government  obligations in which the Fund may invest,  see the Company's  Prospectus under
"Investment Programs of the Funds."

..........Time  and  Savings  Deposits  and  Bankers'  Acceptances.  The Fund may  enter  into  time  and  savings  deposits  (including certificates  of  deposit)  and may  purchase  bankers'  acceptances.  The Fund may enter  into time and  savings  deposits  (including certificates  of deposit) in commercial or savings banks whose deposits are insured by the Bank Insurance Fund ("BIF"),  or the Savings
Association  Insurance  Fund  ("SAIF"),  including  certificates  of deposit  issued by and other time deposits in foreign  branches of
BIF-insured  banks.  The Fund may also purchase  bankers'  acceptances  issued by a BIF-insured  bank, or issued by the bank's Edge Act subsidiary and  guaranteed by the bank,  with  remaining  maturities of nine months or less. The total  acceptances of any bank held by the Fund cannot  exceed  0.25 of 1% of such bank's  total  deposits  according  to the bank's last  published  statement  of  condition preceding the date of  acceptance;  and general  obligations  of any state,  territory,  or possession of the United  States,  or their political  subdivisions,  so long as they are either (1) rated in one of the four highest grades by nationally  recognized  statistical rating organizations or (2) issued by a public housing agency and backed by the full faith and credit of the United States.

..........When-Issued  and Delayed  Delivery  Transactions.  The Fund may purchase  fixed-income  securities on a when-issued or delayed delivery  basis.  The Fund may engage in when-issued  and delayed  delivery  transactions  only for the purpose of acquiring  portfolio securities  consistent  with the Fund's  investment  objective  and policies,  not for  investment  leverage.  These  transactions  are arrangements in which the Fund purchases  securities with payment and delivery  scheduled for a future time.  Settlement dates may be a month or more after  entering into these  transactions,  and the market values of the  securities  purchased may vary from the purchase prices.  These transactions are made to secure what is considered to be an advantageous price and yield for the Fund.

..........No fees or other expenses,  other than normal transaction costs, are incurred.  However,  liquid assets of the Fund sufficient to make payment for the  securities to be purchased are segregated at the trade date.  These  securities are marked to market daily and will maintain until the  transaction  is settled.  For an additional  discussion of  when-issued  securities and certain risks involved therein, see this SAI under "Certain Risk Factors and Investment Methods."

..........Lending Portfolio  Securities.  In order to generate  additional income, the Fund may lend its securities to  brokers/dealers, banks, or other  institutional  borrowers of securities.  The Fund will only enter into loan arrangements with  broker/dealers,  banks, or other institutions that have been determined to be creditworthy.  The collateral  received when the Fund lends portfolio  securities must be valued daily and, should the market value of the loaned securities  increase,  the borrower must furnish additional  collateral to the Fund.  During the time  portfolio  securities  are on loan,  the borrower  pays the Fund any  dividends or interest paid on such securities.  Loans are subject to  termination at the option of the Fund or the borrower.  The Fund may pay  reasonable  administrative and custodial fees in connection  with a loan and may pay a negotiated  portion of the interest  earned on the cash or cash  equivalent collateral to the borrower or placing  broker.  The Fund does not have the right to vote  securities on loan,  but would  terminate the loan and regain the right to vote if that were considered important with respect to the investment.

..........Reverse  Repurchase  Agreements.  The  Fund may  also  enter  into  reverse  repurchase  agreements.  When  effecting  reverse repurchase  agreements,  liquid assets of the Fund, in a dollar amount  sufficient to make payment for the obligations to be purchased, are segregated at the trade date.  These  securities are marked to market daily and are  maintained  until the  transaction is settled.
During the period any reverse  repurchase  agreements are  outstanding,  but only to the extent  necessary to ensure  completion of the reverse repurchase  agreements,  the Fund will restrict the purchase of portfolio  instruments to money market instruments  maturing on or before the expiration  date of the reverse  repurchase  agreements.  For a discussion of reverse  repurchase  agreements and certain risks involved therein, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Derivative  Instruments  and Swaps.  The Fund may invest in certain  types of  derivative  contracts.  Depending  upon how the
Fund uses  derivative  contracts and the  relationships  between the market value of a derivative  contract and the  underlying  asset, derivative  contracts may increase or decrease the Fund's  exposure to interest rate risks,  and may also expose the Fund to liquidity.
The type of derivative  contract  that the Fund may in invest in are known as swaps.  Swaps are contracts in which two parties agree to pay each other  (swap) the returns  derived  from  underlying  assets  with  differing  characteristics.  Most swaps do not involve the delivery of the  underlying  assets by either party,  and the parties might not own the assets  underlying  the swap.  The payments are usually made on a net basis so that,  on any given day, the Fund would  receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's  payment.  Swap agreements are  sophisticated  instruments  that can take many different forms,  and are known by a variety of names including caps,  floors,  and collars.  Common swap agreements that the
Fund may use include  total return  swaps.  Total return  swaps are  contracts in which one party agrees to make  payments of the total return from the underlying asset during the specified  period,  in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

..........Portfolio  Turnover.  The Fund  may  experience  greater  portfolio  turnover  than  would be  expected  with a  portfolio  of higher-rated  securities.  For an additional  discussion of portfolio  turnover,  see this SAI under "Portfolio  Transactions"  and the
Company's Prospectus under "Portfolio Turnover."

..........Adverse  Legislation.  In 1989,  legislation  was enacted that required  federally  insured  savings and loan  associations to divest their  holdings of lower-rated  bonds by 1994.  This  legislation  also created the Resolution  Trust  Corporation  (the "RTC"), which  disposed of a  substantial  portion of  lower-rated  bonds held by failed  savings and loan  associations.  The reduction of the number of institutions  empowered to purchase and hold lower-rated  bonds,  and the divestiture of bonds by these  institutions and the
RTC, have had an adverse impact on the overall  liquidity of the market for such bonds.  Federal and state  legislatures and regulators have and may  continue  to propose new laws and  regulations  designed to limit the number or type of  institutions  that may  purchase lower-rated  bonds,  reduce the tax benefits to issuers of such bonds, or otherwise  adversely  impact the liquidity of such bonds. The
Fund cannot  predict the  likelihood  that any of these  proposals  will be adopted,  or their  potential  impact on the  liquidity  of lower-rated bonds.

..........Foreign  Securities.  For a discussion of certain risks  involved with  investing in foreign  securities,  including  currency risks, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

..........Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF
Federated  High Yield Bond Fund.  These  limitations  are not  "fundamental"  restriction  and may be changed by the  Directors  of the
Company without shareholder approval.  The Fund will not:

..........1.       Change its policy to invest at least 80% of the value of its assets in  corporate  fixed income  securities  that are
BBB and below in Standard & Poor's rating of Baa and below in Moody's  rating  unless it provides 60 days prior  written  notice to its shareholders;

..........2.       Invest  more than 15% of the  value of its net  assets  in  securities  that are not  readily  marketable,  including repurchase  agreements  providing for settlement in more than seven days after notice. The Directors of the Company,  or the Investment
Manager or the  Sub-advisor  acting pursuant to authority  delegated by the Directors,  may determine that a readily  available  market exists for certain  securities  eligible for resale  pursuant to Rule 144A under the  Securities  Act of 1933, or any successor to such rule, and therefore that such securities are not subject to the foregoing limitation;

..........3.       Purchase securities of open-end or closed-end  investment  companies except in compliance with the Investment Company
Act of 1940;

..........4.       Purchase any  securities  on margin but may obtain such  short-term  credits as may be necessary for the clearance of transactions;

..........5.       Invest more than 10% of the value of its total  assets in foreign  securities  which are not  publicly  traded in the
United States;

..........6.       Make short sales of securities or maintain short  positions,  unless:  during the time the short position is open, it owns an equal amount of the securities  sold or securities  readily and freely  convertible  into or  exchangeable,  without payment of additional  consideration,  for securities of the same issue as, and equal in amount to, the securities  sold short;  and not more than
10% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time; or

..........7.       Purchase  securities of a company for the purpose of exercising control or management.  However,  the Fund may invest in up to 10% of the voting  securities of any one issuer and may exercise its voting powers  consistent  with the best interests of the
Fund.  From  time to time,  the  Fund,  together  with  other  investment  companies  advised  by  subsidiaries  or  affiliates  of the
Sub-advisor,  may together buy and hold  substantial  amounts of a company's  voting stock.  All such stock may be voted  together.  In some such cases,  the Fund and the other  investment  companies  might  collectively  be  considered to be in control of the company in which they have invested.  In some cases,  directors,  agents,  employees,  officers, or others affiliated with or acting for the Fund, the Sub-advisor, or affiliated companies might possibly become directors of companies in which the Fund holds stock.

asaf PIMCO Total Return Bond Fund:

Investment  Objective:  The  investment  objective of the Fund (will be renamed  Strategic  Partners  Bond Fund) is to seek to maximize total return,  consistent with preservation of capital. The Sub-advisor will seek to employ prudent investment  management  techniques, especially in light of the broad range of investment instruments in which the Fund may invest.

Investment Policies:

..........Borrowing.  The Fund may borrow for  temporary  administrative  purposes.  This  borrowing may be  unsecured.  The  Investment
Company Act of 1940  requires  the Fund to maintain  continuous  asset  coverage  (that is,  total assets  including  borrowings,  less liabilities  exclusive of borrowings) of 300% of the amount  borrowed.  If the 300% asset coverage should decline as a result of market fluctuations  or other reasons,  the Fund may be required to sell some of its holdings within three days to reduce the debt and restore the 300% asset  coverage,  even  though it may be  disadvantageous  from an  investment  standpoint  to sell  securities  at that time.
Borrowing  will tend to  exaggerate  the effect on net asset value of any increase or decrease in the market  value of the Fund.  Money borrowed will be subject to interest  costs which may or may not be recovered by  appreciation  of the securities  purchased.  The Fund also may be required to maintain  minimum  average  balances in connection  with such  borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

..........In addition  to the above,  the Fund may enter into  reverse  repurchase  agreements  and  mortgage  dollar  rolls.  A reverse repurchase  agreement  involves the sale of a  portfolio-eligible  security by the Fund,  coupled with its agreement to repurchase  the instrument at a specified time and price.  In a "dollar roll"  transaction the Fund sells a  mortgage-related  security (such as a GNMA security)  to a dealer and  simultaneously  agrees to  repurchase  a similar  security  (but not the same  security) in the future at a pre-determined  price. A "dollar roll" can be viewed, like a reverse repurchase agreement,  as a collateralized  borrowing in which the
Fund pledges a mortgage-related  security to a dealer to obtain cash. Unlike in the case of reverse repurchase  agreements,  the dealer with which the Fund enters into a dollar roll  transaction is not obligated to return the same  securities as those  originally sold by the Fund,  but only  securities  which are  "substantially  identical."  To be considered  "substantially  identical,"  the  securities returned to the Fund  generally  must:  (1) be  collateralized  by the same types of  underlying  mortgages;  (2) be issued by the same agency and be part of the same program;  (3) have a similar  original stated  maturity;  (4) have identical net coupon rates;  (5) have similar  maturity:  (4) have identical net coupon rates;  (5) have similar market yields (and therefore  price);  and (6) satisfy "good delivery"  requirements,  meaning that the aggregate  principal  amounts of the  securities  delivered and received back must be within
2.5% of the initial amount  delivered.  The Fund's  obligations  under a dollar roll  agreement must be covered by segregating  cash or other liquid assets equal in value to the securities subject to repurchase by the Fund.

..........Both dollar  roll and reverse  repurchase  agreements  will be subject to the Fund's  limitations  on  borrowings,  which will restrict the aggregate of such  transactions  (plus any other borrowings) to 33 1/3% of the Fund's total assets.  Furthermore,  because dollar roll  transactions may be for terms ranging between one and six months,  dollar roll  transactions may be deemed  "illiquid" and subject to the Fund's overall limitations on investments in illiquid securities.

..........Corporate Debt Securities.  The Fund's investments in U.S. dollar- or foreign  currency-denominated  corporate debt securities of domestic  or foreign  issuers are limited to  corporate  debt  securities  (corporate  bonds,  debentures,  notes and other  similar corporate debt instruments,  including  convertible  securities) which meet the minimum ratings criteria set forth for the Fund, or, if unrated,  are in the  Sub-advisor's  opinion  comparable in quality to corporate debt  securities in which the Fund may invest.  In the event that ratings  services assign  different  ratings to the same security,  the Sub-advisor  will determine which rating it believes best  reflects the  security's  quality and risk at that time,  which may be the higher of the several  assigned  ratings.  The rate of return or return of  principal  on some debt  obligations  may be linked or indexed to the level of  exchange  rates  between  the U.S.
dollar and a foreign currency or currencies.

..........Among the  corporate  bonds in which the Fund may  invest  are  convertible  securities.  A  convertible  security  is a bond, debenture,  note,  or other  security  that  entitles the holder to acquire  common stock or other equity  securities  of the same or a different  issuer.  A convertible  security  generally  entitles the holder to receive  interest paid or accrued until the  convertible security matures or is redeemed,  converted or exchanged.  Before conversion,  convertible  securities have characteristics  similar to nonconvertible  debt  securities.  Convertible  securities  rank  senior to common  stock in a  corporation's  capital  structure  and, therefore,  generally entail less risk than the corporation's  common stock,  although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

..........A convertible  security may be subject to redemption at the option of the issuer at a  predetermined  price.  If a convertible security held by the Fund is called for  redemption,  the Fund will be required to permit the issuer to redeem the security and convert it to  underlying  common  stock,  or will  sell the  convertible  security  to a third  party.  The Fund  generally  would  invest  in convertible  securities for their favorable price  characteristics and total return potential and would normally not exercise an option to convert.

..........Investments in securities  rated below  investment  grade that are eligible for purchase by the Fund (i.e.,  rated B or better by Moody's or S&P) are  described as  "speculative"  by both Moody's and S&P.  Investment  in  lower-rated  corporate  debt  securities
("high yield  securities")  generally  provides greater income and increased  opportunity for capital  appreciation than investments in higher quality  securities,  but they also typically  entail greater price  volatility and principal and income risk.  These high yield securities are regarded as high risk and predominantly  speculative with respect to the issuer's  continuing  ability to meet principal and interest  payments.  The market for these  securities is relatively new, and many of the outstanding high yield securities have not endured a major business  recession.  A long-term track record on default rates,  such as that for investment  grade  corporate  bonds, does not exist for this  market.  Analysis  of the  creditworthiness  of  issuers  of debt  securities  that are high yield may be more complex than for issuers of higher quality debt securities.

..........High yield,  high risk  securities may be more  susceptible to real or perceived  adverse  economic and  competitive  industry conditions  than  investment  grade  securities.  The  price  of  high  yield  securities  have  been  found  to be less  sensitive  to interest-rate  adverse economic  downturns or individual  corporate  developments.  A projection of an economic downturn or of a period of rising  interest  rates,  for example,  could cause a decline in high yield security  prices because the advent of a recession could lessen the ability of a highly  leveraged  company to make  principal  and interest  payments on its debt  securities.  If an issuer of high yield  securities  defaults,  in addition to risking  payment of all or a portion of interest  and  principal,  the Fund may incur additional  expenses to seek recovery.  In the case of high yield  securities  structured as  zero-coupon  or  pay-in-kind  securities, their market prices are affected to a greater extent by interest rate changes,  and therefore tend to be more volatile than  securities which pay interest periodically and in cash.

..........The  secondary  market on which high  yield,  high risk  securities  are traded may be less  liquid than the market for higher grade  securities.  Less  liquidity in the secondary  trading  market could  adversely  affect the price at which the Fund could sell a high yield security,  and could adversely affect the daily net asset value of the shares.  Adverse publicity and investor  perceptions, whether or not based on  fundamental  analysis,  may  decrease  the values and  liquidity  of high  yield  securities  especially  in a thinly-traded  market.  When secondary  markets for high yield securities are less liquid than the market for higher grade  securities, it may be more  difficult to value the securities  because such valuation may require more research,  and elements of judgment may play a greater role in the valuation  because there is less  reliable,  objective  data  available.  The  Sub-advisor  seeks to minimize the risks of investing in all  securities  through  diversification,  in-depth  credit  analysis and attention to current  developments  in interest  rates and market  conditions.  For an additional  discussion of certain risks involved in lower-rated  debt  securities,  see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Objectives."

..........Participation  on  Creditors  Committees.  The Fund may from time to time  participate  on  committees  formed by creditors to negotiate  with the management of financially  troubled  issuers of securities  held by the Fund.  Such  participation  may subject the
Fund to expenses such as legal fees and may make the Fund an "insider" of the issuer for purposes of the federal  securities  laws, and therefore  may  restrict  the  Fund's  ability to trade in or acquire  additional  positions  in a  particular  security  when it might otherwise  desire to do so.  Participation by the Fund on such committees also may expose the Fund to potential  liabilities  under the federal  bankruptcy  laws or other laws governing the rights of creditors and debtors.  The Fund will  participate  on such  committees only when the Sub-advisor  believes that such  participation is necessary or desirable to enforce the Fund's rights as a creditor or to protect the value of securities held by the Fund.

..........Mortgage-Related  Securities.  The Fund may invest in mortgage-backed  securities.  Mortgage-related  securities are interests in pools of mortgage loans made to residential home buyers,  including mortgage loans made by savings and loan  institutions,  mortgage bankers,  commercial  banks and  others.  Pools of  mortgage  loans are  assembled  as  securities  for sale to  investors  by  various governmental,  government-related  and private  organizations  (see "Mortgage  Pass-Through  Securities").  The Fund may also invest in
debt  securities  which  are  secured  with  collateral  consisting  of  mortgage-related   securities  (see  "Collateralized  Mortgage
Obligations"), and in other types of mortgage-related securities.

..........Interests in pools of  mortgage-related  securities  differ from other forms of debt  securities,  which normally  provide for periodic payment of interest in fixed amounts with principal  payments at maturity or specified call dates.  Instead,  these securities provide a monthly payment which consists of both interest and principal  payments.  In effect,  these payments are a "pass-through"  of the monthly payments made by the individual  borrowers on their  residential or commercial  mortgage loans, net of any fees paid to the issuer or guarantor of such  securities.  Additional  payments are caused by  repayments  of principal  resulting  from the sale of the underlying property,  refinancing or foreclosure,  net of fees or costs which may be incurred.  Some mortgage-related  securities (such as securities  issued by the Government  National  Mortgage  Association)  are described as "modified  pass-through."  These securities entitle the holder to receive all interest and principal  payments  owned on the mortgage  pool,  net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

..........The  principal  governmental  guarantor  of  mortgage-related  securities  is the  Government  National  Mortgage  Association
("GNMA").  GNMA is a wholly owned United States Government  corporation  within the Department of Housing and Urban  Development.  GNMA
is  authorized  to  guarantee,  with the full faith and credit of the United  States  Government,  the timely  payment of principal and interest on securities issued by institutions  approved by GNMA (such as savings and loan  institutions,  commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

..........Government-related  guarantors  (i.e.,  not backed by the full faith and credit of the United States  Government)  include the
Federal  National   Mortgage   Association   ("FNMA")  and  the  Federal  Home  Loan  Mortgage   Corporation   ("FHLMC").   FNMA  is  a
government-sponsored  corporation  owned  entirely by private  stockholders.  It is subject to general  regulation  by the Secretary of
Housing and Urban  Development.  FNMA purchases  conventional  (i.e., not insured or guaranteed by any government  agency)  residential mortgages from a list of approved  seller/servicers  which include state and federally chartered savings and loan associations,  mutual savings banks,  commercial banks and credit unions and mortgage  bankers.  Pass-though  securities  issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

..........FHLMC was created by Congress  in 1970 for the purpose of  increasing  the  availability  of mortgage  credit for  residential housing.  It is a  government-sponsored  corporation  formerly  owned by the twelve  Federal Home Loan Banks and now owned  entirely by private  stockholders.  FHLMC issues  Participation  Certificates  ("PC's") which represent  interests in  conventional  mortgages from
FHLMC's  national  portfolio.  FHLMC  guarantees the timely payment of interest and ultimate  collection of principal,  but PCs are not backed by the full faith and credit of the United States Government.

..........Commercial banks, savings and loan institutions,  private mortgage insurance  companies,  mortgage bankers and other secondary market  issuers also create  pass-though  pools of  conventional  residential  mortgage  loans.  Such issuers may, in addition,  be the originators  and/or  servicers of the underlying  mortgage loans as well as the guarantors of the  mortgage-related  securities.  Pools created by such  nongovernmental  issuers  generally  offer a higher rate of interest  than  government  and  government-related  pools because there are no direct or indirect  government or agency  guarantees of payments in the former pools.  However,  timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees,  including  individual loan, title, pool and hazard  insurance and letters of credit.  The insurance and guarantees are issued by governmental  entities,  private insurers and the mortgage  poolers.  Such  insurance  and  guarantees  and the  creditworthiness  of the issuers  thereof will be  considered in determining  whether a mortgage-related  security meets the Company's and the Trust's  investment  quality  standards.  There can be no assurance that the private insurers or guarantors can meet their  obligations under the insurance  policies or guarantee  arrangements.
The Fund may buy  mortgage-related  securities  without  insurance or guarantees if, through an examination of the loan  experience and practices of the  originator/servicers  and poolers, the Sub-advisor  determines that the securities meet the Company's and the Trust's quality  standards.  Although the market for such  securities is becoming  increasingly  liquid,  securities  issued by certain private organizations may not be readily marketable.  The Fund will not purchase  mortgage-related  securities or any other assets which in the
Sub-advisor's opinion are illiquid if, as a result, more than 15% of the value of the Fund's total assets will be illiquid.

..........Mortgage-backed  securities that are issued or guaranteed by the U.S. Government,  its agencies or instrumentalities,  are not subject to the Fund's industry  concentration  restrictions,  set forth in this SAI under  "Fundamental  Investment  Restrictions,"  by virtue of the exclusion from that test available to all U.S. Government  securities.  In the case of privately issued  mortgage-related securities,  the Fund takes the position that  mortgage-related  securities do not represent interests in any particular  "industry" or group of industries.  The assets  underlying  such  securities may be  represented by a portfolio of first lien  residential  mortgages
(including both whole mortgage loans and mortgage  participation  interests) or portfolios of mortgage  pass-through  securities issued or guaranteed by GNMA, FNMA or FHLMC.  Mortgage loans  underlying a  mortgage-related  security may in turn be insured or guaranteed by the Federal Housing  Administration or the Department of Veterans  Affairs.  In the case of private issue  mortgage-related  securities whose  underlying  assets are  neither  U.S.  Government  securities  nor U.S.  Government-insured  mortgages,  to the extent that real properties  securing  such assets may be located in the same  geographical  region,  the  security  may be subject to a greater risk of default that other comparable  securities in the event of adverse  economic,  political or business  developments  that may affect such region and ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

..........         Collateralized  Mortgage  Obligations  (CMOs).  A CMO is a hybrid  between  a  mortgage-backed  bond  and a  mortgage pass-through  security.  Similar  to a bond,  interest  and  prepaid  principal  is  paid,  in most  cases,  semiannually.  CMOs may be collateralized  by whole  mortgage  loans,  but are more typically  collateralized  by portfolios of mortgage  pass-through  securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

..........         CMOs are structured into multiple  classes,  each bearing a different  stated  maturity.  Actual maturity and average life will depend upon the prepayment  experience of the collateral.  CMOs provide for a modified form of call protection  through a de
                                                                                                                                    ---
facto  breakdown of the  underlying  pool of  mortgages  according  to how quickly the loans are repaid.  Monthly  payment of principal
-----
received from the pool of underlying  mortgages,  including  prepayments,  is first returned to investors holding the shortest maturity class.  Investors  holding the longer maturity  classes receive  principal only after the first class has been retired.  An investor is partially guarded against a sooner than desired return or principal because of the sequential payments.

..........         In a typical CMO  transaction,  a corporation  ("issuer")  issues multiple series (e.g., A, B, C, Z) of the CMO bonds
("Bonds").  Proceeds of the Bond offering are used to purchase  mortgages or mortgage  pass-through  certificates  ("Collateral").  The
Collateral is pledged to a third party  trustee as security for the Bonds.  Principal and interest  payments  from the  Collateral  are used to pay  principal  on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current  interest.  Interest on the
Series Z Bond is accrued and added to principal  and a like amount is paid as principal on the Series A, B, or C Bond  currently  being paid  off.  When the  Series  A, B, and C Bonds  are paid in full,  interest  and  principal  on the  Series Z Bond  begins  to be paid currently.  With some  CMOs,  the issuer  serves as a conduit  to allow  loan  originators  (primarily  builders  or  savings  and loan associations) to borrow against their loan portfolios.

..........         FHLMC  Collateralized  Mortgage  Obligations.  FHLMC CMOs are debt  obligations  of FHLMC issued in multiple  classes having  different  maturity dates which are secured by the pledge of a pool of conventional  mortgage loans purchased by FHLMC.  Unlike
FHLMC PCs,  payments of  principal  and  interest on the CMOs are made  semiannually,  as opposed to monthly.  The amount of  principal payable on each semiannual  payment date is determined in accordance with FHLMC's mandatory  sinking fund schedule,  which, in turn, is equal to  approximately  100% of FHA prepayment  experience  applied to the mortgage  collateral pool. All sinking fund payments in the
CMOs are  allocated  to the  retirement  of the  individual  classes  of bonds in the  order of their  stated  maturities.  Payment  of principal on the mortgage  loans in the  collateral  pool in excess of the amount of FHLMC's  minimum  sinking fund  obligation for any payment date are paid to the holders of the CMOs as  additional  sinking fund  payments.  Because of the  "pass-through"  nature of all principal  payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement,  the rate at which principal of the CMOs is  actually  repaid is likely to be such that each class of bonds will be  retired  in advance of its  scheduled  maturity date.

..........         If collection of principal (including  prepayments) on the mortgage loans during any semiannual payment period is not sufficient  to meet FHLMC's  minimum  sinking fund  obligation  on the next  sinking  fund  payment  date,  FHLMC agrees to make up the deficiency from its general funds.

..........         Criteria for the mortgage  loans in the pool  backing the FHLMC CMOs are  identical to those of FHLMC PCs.  FHLMC has the right to substitute  collateral in the event of delinquencies  and/or  defaults.  For an additional  discussion of  mortgage-backed securities and certain risks involved  therein,  see this SAI and the Company's  Prospectus  under "Certain Risk Factors and Investment
Methods."

..........         Other Mortgage-Related  Securities.  Other mortgage-related  securities include securities other than those described above that directly or indirectly  represent a participation  in, or are secured by and payable from,  mortgage loans on real property, including CMO residuals or stripped  mortgage-backed  securities.  Other  mortgage-related  securities may be equity or debt securities issued by agencies or  instrumentalities  of the U.S.  Government  or by private  originators  of, or  investors  in,  mortgage  loans, including savings and loan associations,  homebuilders,  mortgage banks, commercial banks, investment banks,  partnerships,  trusts and special purpose entities of the foregoing.

..........         CMO Residuals.  CMO residuals are derivative mortgage securities issued by agencies or  instrumentalities of the U.S.
Government or by private  originators of, or investors in,  mortgage  loans,  including  savings and loan  associations,  homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

..........         The cash flow  generated  by the  mortgage  assets  underlying  a series of CMOs is  applied  first to make  required payments of principal  and interest on the CMOs and second to pay the related  administrative  expenses of the issuer.  The residual in a CMO  structure  generally  represents  the interest in any excess cash flow  remaining  after  making the  foregoing  payments.  Each payment of such excess cash flow to a holder of the related CMO residual  represents  income and/or a return of capital.  The amount of residual cash flow resulting from a CMO will depend on, among other things,  the  characteristics  of the mortgage  assets,  the coupon rate of each class of CMO,  prevailing  interest  rates,  the amount of  administrative  expenses and the prepayment  experience on the mortgage  assets.  In  particular,  the yield to maturity  on CMO  residuals  is  extremely  sensitive  to  prepayments  on the related underlying  mortgage assets, in the same manner as an interest-only  ("IO") class of stripped  mortgage-backed  securities.  See "Other
Mortgage-Related  Securities -- Stripped  Mortgage-Backed  Securities."  In addition,  if a series of a CMO includes a class that bears interest at an adjustable  rate,  the yield to maturity on the related CMO residual will also be extremely  sensitive to changes in the level of the index upon which  interest  rate  adjustments  are based.  As  described  below with  respect to stripped  mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

..........         CMO residuals are generally  purchased and sold by institutional  investors through several  investment banking firms acting as brokers or dealers.  The CMO residual  market has only very recently  developed and CMO residuals  currently may not have the liquidity of other more established  securities  trading in other markets.  Transactions in CMO residuals are generally  completed only after  careful  review of the  characteristics  of the  securities  in question.  In addition,  CMO  residuals  may or,  pursuant to an exemption  therefrom,  may not have been  registered  under the  Securities  Act of 1933,  as amended.  CMO  residuals,  whether or not registered under such Act, may be subject to certain  restrictions on transferability,  and may be deemed "illiquid" and subject to the
Fund's limitations on investment in illiquid securities.

..........         Stripped  Mortgage-Backed  Securities.  Stripped  mortgage-backed  securities  ("SMBS")  are  derivative  multi-class mortgage  securities.  SMBS may be issued by agencies or  instrumentalities  of the U.S.  Government,  or by private originators of, or investors in, mortgage loans, including savings and loan associations,  mortgage banks,  commercial banks, investment banks and special purpose entities of the foregoing.

..........         SMBS are usually  structured  with two classes  that receive  different  proportions  of the  interest and  principal distributions  on a pool of mortgage  assets.  A common type of SMBS will have one class receiving some of the interest and most of the principal  from the mortgage  assets,  which the other class will receive most of the interest and the remainder of the  principal.  In the most  extreme  case,  one class will  receive all of the  interest  (the IO class),  while the other class will  receive all of the principal  (the  principal-only  or "PO" class).  The yield to maturity on an IO class is extremely  sensitive to the rate of principal payments  (including  prepayments)  on the related  underlying  mortgage  assets,  and a rapid rate of  principal  payments  may have a material adverse effect on the Fund's yield to maturity from these securities.  If the underlying  mortgage assets  experience  greater than  anticipated  prepayments of principal,  the Fund may fail to fully recoup its initial  investment in these securities even if the security is in one of the highest rating categories.

..........         Although SMBS are purchased and sold by institutional  investors through several  investment  banking firms acting as brokers or dealers,  these securities were only recently  developed.  As a result,  established  trading markets have not yet developed and,  accordingly,  these  securities  may be deemed  "illiquid"  and  subject to the Fund's  limitations  on  investment  in  illiquid securities.

..........         Other Asset-Backed  Securities.  Similarly,  the Sub-advisor expects that other asset-backed securities (unrelated to mortgage  loans) will be offered to investors in the future.  Several  types of  asset-backed  securities  may be offered to investors, including  Certificates  for Automobile  Receivables.  The Fund takes the position that such  securities do not represent  interests in any  particular  "industry"  or group of  industries.  For a discussion  of automobile  receivables,  see this SAI under  "Certain Risk
Factors and Investment  Methods."  Consistent with the Fund's  investment  objectives and policies,  the Sub-advisor also may invest in other types of asset-backed securities.

..........Foreign  Securities.  The Fund may  invest in U.S.  dollar- or  foreign  currency-denominated  corporate  debt  securities  of foreign issuers (including  preferred or preference stock),  certain foreign bank obligations (see "Bank Obligations") and U.S. dollar-
or  foreign  currency-denominated   obligations  of  foreign  governments  or  their  subdivisions,   agencies  and  instrumentalities,
international  agencies and supranational  entities.  The Fund may invest up to 20% of its assets in securities  denominated in foreign currencies,  and may invest beyond this limit in U.S.  dollar-denominated  securities of foreign issuers. The Fund may invest up to 10%
of its assets in securities of issuers based in emerging  market  countries.  Investing in the securities of foreign  issuers  involves special  risks and  considerations  not  typically  associated  with  investing in U.S.  companies.  For a discussion  of certain risks involved  in foreign  investments  in  general,  and the special  risks of  investing  in  developing  countries,  see this SAI and the
Company's Prospectus under "Certain Risk Factors and Investment Methods."

..........The Fund also may purchase and sell foreign currency  options and foreign currency futures  contracts and related options (see
""Derivative  Instruments"),  and enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities.

..........A forward foreign  currency  contract  involves an obligation to purchase or sell a specific  currency at a future date, which may be any  fixed  number  of days  from  the  date of the  contract  agreed  upon by the  parties,  at a price  set at the time of the contract.  These  contracts may be bought or sold to protect the Fund against a possible loss  resulting  from an adverse change in the relationship  between  foreign  currencies  and the U.S.  dollar or, to  increase  exposure  to a  particular  foreign  currency.  Open positions in forward  contracts  are covered by the  segregation  with the Fund's  custodian of cash or liquid assets and are marked to market  daily.  Although  such  contracts  are  intended  to  minimize  the risk of loss due to a decline  on the  value of the  hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

..........Brady  Bonds.  The Fund may invest in Brady  Bonds.  Brady  Bonds are  securities  created  through  the  exchange of existing commercial  bank loans to sovereign  entities for new  obligations in connection with debt  restructurings  under a debt  restructuring plan introduced by former U.S. Secretary of the Treasury,  Nicholas F. Brady (the "Brady Plan").  Brady Plan debt  restructurings  have been implemented in a number of countries,  including in Argentina,  Bolivia,  Bulgaria,  Costa Rica, the Dominican Republic,  Ecuador,
Jordan,  Mexico,  Niger,  Nigeria,  the Philippines,  Poland,  Uruguay, and Venezuela.  In addition,  Brazil has concluded a Brady-like plan.  It is expected that other countries will undertake a Brady Plan in the future.

..........Brady  Bonds do not have a long  payment  history.  Brady  Bonds may be  collateralized  or  uncollateralized,  are  issued in various currencies  (primarily the U.S. dollar) and are actively traded in the  over-the-counter  secondary market. Brady bonds are not considered to be U.S. Government  securities.  U.S.  dollar-denominated,  collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally  collateralized  in full as to principal by U.S.  Treasury  zero-coupon bonds having the same  maturity  as the Brady  Bonds.  Interest  payments  on these Brady Bonds  generally  are  collateralized  on a one-year or longer rolling-forward  basis by cash or  securities  in an amount  that,  in the case of fixed rate  bonds,  is equal to at least one year of interest  payments or, in the case of floating rate bonds,  initially is equal to at least one year's  interest  payments  based on the applicable  interest  rate at that time and is adjusted at regular  intervals  thereafter.  Certain  Brady Bonds are entitled to "value recovery  payments"  in certain  circumstances,  which in effect  constitute  supplemental  interest  payments  but  generally  are not collateralized.  Brady Bonds are often  viewed as having  three or four  valuation  components:  (i) the  collateralized  repayment  of principal at final maturity;  (ii) the collateralized  interest payments;  (iii) the uncollateralized  interest payments;  and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

..........Most Mexican Brady Bonds issued to date have  principal  repayments at final maturity fully  collateralized  by U.S.  Treasury zero-coupon  bonds (or comparable  collateral  denominated in other  currencies)  and interest  coupon  payments  collateralized  on an
18-month  rolling-forward  basis by funds held in escrow by an agent for the  bondholders.  A  significant  portion  of the  Venezuelan
Brady Bonds and the Argentine Brady Bonds issued to date have principal  repayments at final maturity  collateralized  by U.S. Treasury zero-coupon  bonds (or comparable  collateral  denominated in other  currencies)  and/or interest coupon payments  collateralized  on a
14-month (for Venezuela) or 12-month (for Argentina)  rolling-forward  basis by securities held by the Federal Reserve Bank of New York as collateral agent.

..........Brady Bonds involve various risk factors  including  residual risk and the history of defaults with respect to commercial bank loans by public and private  entities of countries  issuing Brady Bonds.  There can be no assurance  that Brady Bonds in which the Fund may invest will not be subject to restructuring  arrangements or to requests for new credit,  which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

..........Bank  Obligations.  Bank  obligations in which the Funds invest include  certificates of deposit,  bankers'  acceptances,  and fixed time deposits.  Certificates  of deposit are negotiable  certificates  issued against funds  deposited in a commercial bank for a definite  period of time and earning a specified  return.  Bankers'  acceptances are negotiable  drafts or bills of exchange,  normally drawn by an importer or exporter to pay for specific  merchandise,  which are "accepted" by a bank,  meaning,  in effect, that the bank unconditionally  agrees to pay the face value of the  instrument  on maturity.  Fixed time deposits are bank  obligations  payable at a stated  maturity date and bearing  interest at a fixed rate.  Fixed time  deposits may be withdrawn on demand by the investor,  but may be subject to early  withdrawal  penalties  which vary depending upon market  conditions and the remaining  maturity of the obligation.
There are no  contractual  restrictions  on the right to  transfer a  beneficial  interest  in a fixed time  deposit to a third  party, although  there is no market  for such  deposits.  The Fund will not  invest  in fixed  time  deposits  which  (1) are not  subject  to prepayment or (2) provide for withdrawal  penalties upon  prepayment  (other than overnight  deposits) if, in the aggregate,  more than
15% of its assets  would be invested  in such  deposits,  repurchase  agreements  maturing  in more than seven days and other  illiquid assets.

..........The Fund will limit its  investments  in United  States bank  obligations  to  obligations  of United  States bank  (including foreign  branches)  which have more than $1 billion in total  assets at the time of  investment  and are member of the Federal  Reserve
System,  are examined by the  Comptroller of the Currency or whose deposits are insured by the Federal Deposit  Insurance  Corporation.
The Fund also may invest in  certificates  of deposit of savings and loan  associations  (federally  or state  chartered  and federally insured) having total assets in excess $1 billion.

..........The Fund will limit its  investments  in foreign bank  obligations  to United States  dollar- or foreign  currency-denominated obligations  of foreign banks  (including  United States  branches of foreign banks) which at the time of investment (i) have more than
$10 billion,  or the equivalent in other  currencies,  in total assets;  (ii) in terms of assets are among the 75 largest foreign banks in the world;  (iii) have branches or agencies  (limited purpose offices which do not offer all banking services) in the United States;
and (iv) in the opinion of the  Sub-advisor,  are of an investment  quality  comparable to  obligations of United States banks in which the Fund may  invest.  Subject  to the Fund's  limitation  on  concentration  of no more than 25% of its  assets in the  securities  of issuers in particular  industry,  there is no limitation  on the amount of the Fund's  assets which may be invested in  obligations  of foreign banks which meet the conditions set forth herein.

..........Obligations of foreign banks involve somewhat  different  investment  risks than those affecting  obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic  developments,  that their obligations may be less marketable than comparable  obligations of United States banks, that a foreign  jurisdiction might impose withholding taxes on interest income payable on those  obligations,  that foreign deposits may be seized or nationalized,  that foreign governmental  restrictions  such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those  obligations and that the selection of those  obligations may be more difficult  because there may be less publicly  available information  concerning  foreign  banks or the  accounting,  auditing and financial  reporting  standards,  practices and  requirements applicable to foreign  banks may differ from those  applicable  to United  States  banks.  Foreign  banks are not generally  subject to examination by any United States Government agency or instrumentality.

..........Derivative  Instruments.  In pursuing  its  individual  objective,  the Fund may, as described  in the  Company's  Prospectus, purchase and sell (write) both put options and call options on securities,  securities indices, and foreign currencies,  and enter into interest  rate,  foreign  currency and index  futures  contracts  and purchase  and sell  options on such  futures  contracts  ("future options") for hedging  purposes or as part of their overall  investment  strategy.  The Fund also may enter into swap  agreements  with respect to foreign  currencies,  interest rates and indices of securities.  If other types of financial  instruments,  including  other types of options,  futures contracts,  or futures options are traded in the future,  the Fund may also use those instruments,  provided that the  Directors of the Company  determine  that their use is consistent  with the Fund's  investment  objective,  and provided that their use is consistent with restrictions  applicable to options and futures contracts  currently  eligible for use by the Trust (i.e., that written call or put options will be "covered" or "secured"  and that futures and futures  options will be used only  primarily for hedging purposes).

..........Options on  Securities  and Indices.  The Fund may purchase and sell both put and call options on debt or other  securities or indices in standardized  contracts traded on foreign or national securities exchanges,  boards of trade, or similar entities, or quoted on NASDAQ or on a regulated  foreign  over-the-counter  market,  and  agreements  sometimes  called cash puts,  which may accompany the purchase of a new issue of bonds from a dealer.

..........The Fund will write call  options  and put  options  only if they are  "covered."  In the case of a call option on a security, the option is "covered"  if the Fund owns the  security  underlying  the call or has an absolute  and  immediate  right to acquire that security without additional cash  consideration  (or, if additional cash  consideration is required,  cash or cash equivalents or other liquid  assets in such amount are  segregated  by the Fund) upon  conversion or exchange of other  securities  held by the Fund.  For a call  option on an index,  the  option is  covered if the Fund  maintains  with its  custodian  cash or cash  equivalents  equal to the contract  value.  A call option is also covered if the Fund holds a call on the same  security or index as the call  written  where the exercise  price of the call  held is (i)  equal to or less  than the  exercise  price of the call  written,  or (ii)  greater  than the exercise  price of the call written,  provided that cash or cash  equivalents  in the amount of the  difference  are  segregated by the
Fund. A put option on a security or an index is "covered" if the Fund segregates  cash,  cash  equivalents or other liquid assets equal to the  exercise  price.  A put option is also covered if the Fund holds a put on the same  security or index as the put written  where the  exercise  price of the put held is (i) equal to or  greater  than the  exercise  price of the put  written,  or (ii) less than the exercise  price of the put written,  provided that cash or cash  equivalents or other liquid assets in the amount of the difference are segregated by the Fund.

..........If an option  written by the Fund  expires,  the Fund  realizes a capital  gain equal to the premium  received at the time the option was  written.  If an option  purchased by the Fund expires  unexercised,  the Fund  realizes a capital loss equal to the premium paid.

..........Prior to the earlier of exercise or  expiration,  an option may be closed out by an  offsetting  purchase or sale of an option of the same series  (type,  exchange,  underlying  security or index,  exercise  price,  and  expiration).  There can be no  assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

..........The Fund will realize a capital gain from a closing  purchase  transaction  if the cost of the closing option is less than the premium  received  from writing the option,  or if it is more,  the Fund will realize a capital  loss.  If the premium  received from a closing  sale  transaction  is more than the premium  paid to purchase  the option,  the Fund will  realize a capital gain or, if it is less,  the Fund will realize a capital  loss.  The  principal  factors  affecting  the market  value of a put or a call option  include supply and demand,  interest rates,  the current market price of the underlying  security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

..........The premium  paid for a put or call option  purchased by the Fund is an asset of the Fund.  The premium  received for a option written by the Fund is recorded as a deferred  credit.  The value of an option  purchased  or written is marked to market  daily and is valued at the closing  price on the exchange on which it is traded or, if not traded on an exchange or no closing  price is  available, at the mean  between the last bid and asked  prices.  For a  discussion  of certain  risks  involved  in options,  see this SAI and the
Company's Prospectus under "Certain Risk Factors and Investment Methods."

..........Foreign Currency  Options.  The Fund may buy or sell put and call options on foreign  currencies either on exchanges or in the over-the-counter  market.  A put option on a foreign  currency  gives the purchaser of the option the right to sell a foreign  currency at the exercise price until the option  expires.  Currency  options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce  foreign  currency  risk using such  options.  Over-the-counter  options  differ from traded options in that they are two-party  contracts with price and other terms negotiated  between buyer and seller,  and generally do not have as much market liquidity as exchange-traded options.

..........Futures  Contracts  and Options on Futures  Contracts.  The Fund may use  interest  rate,  foreign  currency or index  futures contracts,  as specified in the Company's  Prospectus.  An interest rate,  foreign currency or index futures contract  provides for the future sale by one party and  purchase by another  party of a specified  quantity of a financial  instrument,  foreign  currency or the cash value of an index at a specified  price and time.  A futures  contract on an index is an  agreement  pursuant to which two parties agree to take or make  delivery  of an amount of cash equal to the  difference  between the value of the index at the close of the last trading day of the contract  and the price at which the index  contract was  originally  written.  Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

..........The Fund may purchase and write call and put futures  options.  Futures  options possess many of the same  characteristics  as options on securities and indices  (discussed  above).  A futures option gives the holder the right, in return for the premium paid, to assume a long  position  (call) or short  position  (put) in a futures  contract at a specified  exercise  price at any time during the period of the option.  Upon exercise of a call option,  the holder  acquires a long position in the futures  contract and the writer is assigned the opposite short position.  In the case of a put option, the opposite is true.

..........To comply with  applicable  rules of the CFTC under which the Company and the Fund avoid being deemed a "commodity  pool" or a
"commodity  pool  operator,"  the Fund  intends  generally  to limit its use of futures  contracts  and  futures  options to "bona fide hedging"  transactions,  as such term is defined in applicable  regulations,  interpretations and practice. For example, the Fund might use futures  contracts to hedge  against  anticipated  changes in interest  rates that might  adversely  affect either the value of the
Fund's  securities or the price of the securities which the Fund intends to purchase.  The Fund's hedging  activities may include sales of futures  contracts as an offset against the effect or expected  increases in interest rates,  and purchases of futures  contracts as an offset  against the effect of expected  declines in interest  rates.  Although other  techniques  could be used to reduce the Fund's exposure to interest  rate  fluctuations,  the Fund may be able to hedge its exposure more  effectively  and perhaps at a lower cost by using futures contracts and futures options.

..........The Fund will only enter into futures  contracts and futures  options which are  standardized  and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

..........When a purchase or sale of a futures  contract is made by the Fund,  the Fund is required to deposit  with its  custodian  (or broker, if legally permitted) a specified amount of cash or U.S. Government  securities  ("initial margin").  The margin required for a futures  contract is set by the  exchange on which the  contract is traded and may be  modified  during the term of the  contract.  The initial  margin is in the nature of a  performance  bond or good faith  deposit on the futures  contract  which is returned to the Fund upon termination of the contract,  assuming all contractual  obligations have been satisfied.  The Fund expects to earn interest income on its initial margin deposits.  A futures  contract held by the Fund is valued daily at the official  settlement price of the exchange on which it is traded.  Each day the Fund pays or receives cash, called  "variation  margin," equal to the daily change in value of the futures  contract.  This process is known as "marking to market."  Variation  margin does not represent a borrowing or loan by the Fund but is instead a  settlement  between  the Fund and the broker of the amount one would owe the other if the futures  contract  expired.
In computing daily net asset value, the Fund will mark to market its open futures positions.

..........The Fund is also  required to deposit and maintain  margin with respect to put and call options on futures  contracts  written by it. Such margin  deposits will vary  depending on the nature of the  underlying  futures  contract (and the related  initial  margin requirements), the current market value of the option, and other futures positions held by the Fund.

..........Although some futures contracts call for making or taking delivery of the underlying  securities,  generally these obligations are closed out prior to delivery by offsetting  purchases or sales of matching futures  contracts (same exchange,  underlying  security or index,  and delivery  month).  If an offsetting  purchase  price is less than the original  sale price,  the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss.  Conversely,  if an offsetting sale price is more than the original  purchase price,  the Fund realizes a capital  gain, or if it is less,  the Fund  realizes a capital  loss.  The  transaction  costs must also be included in these calculations.

..........Limitations  on Use of  Futures  and  Futures  Options.  In  general,  the Funds  intend to enter  into  positions  in futures contracts and related  options only for "bona fide  hedging"  purposes.  With respect to positions in futures and related  options that do not  constitute  bona fide  hedging  positions,  the Fund will not enter into a futures  contract  or futures  option  contract  if, immediately  thereafter,  the aggregate  initial margin  deposits  relating to such positions plus premiums paid by it for open futures option  positions,  less the amount by which any such options are  "in-the-money,"  would exceed 5% of the Fund's total assets.  A call option is  "in-the-money"  if the value of the futures  contract that is the subject of the option  exceeds the exercise  price.  A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

..........When purchasing a futures  contract,  the Fund will maintain with its custodian (and  mark-to-market on a daily basis) cash or other liquid assets that, when added to the amounts  deposited with a futures  commission  merchant as margin,  are equal to the market value of the futures  contract.  Alternatively,  the Fund may  "cover" its  position  by  purchasing  a put option on the same  futures contract with a strike price as high or higher than the price of the contract held by the Fund.

..........When selling a futures  contract,  the Fund will  maintain  with its custodian  (and  mark-to-market  on a daily basis) liquid assets that,  when added to the amount  deposited with a futures  commission  merchant as margin,  are equal to the market value of the instruments  underlying  the  contract.  Alternatively,  the Fund may "cover" its  position by owning the  instruments  underlying  the contract (or, in the case of an index futures  contract,  a portfolio with a volatility  substantially  similar to that of the index on which the futures  contract is based),  or by holding a call option  permitting  the Fund to purchase  the same  futures  contract at a price no higher than the price of the contract  written by the Fund (or at a higher price if the  difference  is  maintained  in liquid assets with the Fund's custodian).

..........When selling a call option on a futures  contract,  the Fund will maintain with its custodian (and  mark-to-market  on a daily basis) cash or other liquid assets that, when added to the amounts deposited with a futures  commission  merchant as margin,  equal the total market value of the futures  contract  underlying  the call  option.  Alternatively,  the Fund may cover its position by entering into a long  position  in the same  futures  contract  at a price no higher  than the strike  price of the call  option,  by owning the instruments  underlying  the futures  contract,  or by holding a separate call option  permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

..........When selling a put option on a futures  contract,  the Fund will maintain with its  custodian  (and mark-to  market on a daily basis) cash or other liquid assets that equal the purchase price of the futures  contract,  less any margin on deposit.  Alternatively, the Fund may cover the position  either by entering  into a short  position in the same futures  contract,  or by owning a separate put option  permitting  it to sell the same futures  contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

..........Swap  Agreements.  The Fund may enter into  interest  rate,  index,  credit and currency  exchange  rate swap  agreements  for purposes of attempting to obtain a particular  desired return at a lower cost to the Fund than if the Fund had invested  directly in an instrument that yielded that desired return.  For purposes of applying the Fund's  investment  policies and  restrictions (as stated in the  prospectuses  and this SAI) swap  agreements  are generally  valued by the Fund at market value.  In the case of a credit  default swap sold by the Fund (i.e., where the Fund is selling credit default  protection),  however, the Fund will generally value the swap at its notional  amount.  The manner in which  certain  securities  or other  instruments  are valued by the Fund for purposes of applying investment  policies and  restrictions  may differ from the manner in which those  investments  are valued by other types of investors.
The Fund may also enter into options on swap  agreements.  For a discussion  of swap  agreements,  see the Company's  Prospectus  under
"Investment  Programs of the Funds." The Fund's  obligations  under a swap agreement will be accrued daily (offset  against any amounts owing to the Fund) and any accrued but unpaid net amounts  owed to a swap  counterparty  will be covered by  segregating  cash or other liquid  assets to avoid any  potential  leveraging  of the Fund's  portfolio.  The Fund will not enter into a swap  agreement  with any single  party if the net  amount  owned or to be  received  under  existing  contracts  with that party  would  exceed 5% of the Fund's assets.

..........Whether the Fund's use of swap  agreements  will be  successful in furthering  its  investment  objective of total return will depend on the  Sub-advisor's  ability  correctly to predict  whether certain types of investments are likely to produce greater returns than other  investments.  Because  they are two party  contracts  and  because  they may have terms of longer  than  seven  days,  swap agreements may be considered to be illiquid.  Moreover,  the Fund bears the risk of loss of the amount  expected to be received under a swap  agreement in the event of the default or bankruptcy of a swap  agreement  counterparty.  The  Sub-advisor  will cause the Fund to enter into swap agreements only with  counterparties  that would be eligible for consideration as repurchase  agreement  counterparties under the Fund's repurchase  agreement  guidelines.  Certain  restrictions  imposed on the Funds by the Internal Revenue Code may limit the Funds'  ability to use swap  agreements.  The swaps market is a relatively  new market and is largely  unregulated.  It is possible that  developments  in the swaps market,  including  potential  government  regulation,  could  adversely  affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

..........Certain swap  agreements  are exempt from most  provisions  of the  Commodity  Exchange Act ("CEA")  and,  therefore,  are not regulated as futures or commodity  option  transactions  under the CEA,  pursuant to  regulations  approved by the CFTC. To qualify for this  exemption,  a swap  agreement must be entered into by "eligible  participants."  To be eligible,  natural  persons and most other entities  must have total assets  exceeding  $10 million;  commodity  pools and employee  benefit  plans must have assets  exceeding $5 million.  In addition,  an eligible  swap  transaction  must meet three  conditions.  First,  the swap  agreement  may not be part of a fungible class of agreements that are standardized as to their material economic terms.  Second, the  creditworthiness  of parties with actual or potential  obligations  under the swap agreement must be a material  consideration  in entering into or determining the terms of the swap  agreement,  including  pricing,  cost or credit  enhancement  terms.  Third,  swap  agreements may not be entered into and traded on or through a multilateral transaction execution facility.

..........This exemption is not exclusive,  and partnerships may continue to rely on existing  exclusions for swaps,  such as the Policy
Statement  issued in July 1989 which  recognized a safe harbor for swap  transactions  from  regulation as futures or commodity  option transactions  under the CEA or its  regulations.  The  Policy  Statement  applies  to swap  transactions  settled in cash that (1) have individual tailored terms, (2) lack exchange-style  offset and the use of a clearing  organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

..........Structured  Notes.  Structured  notes are derivative  debt  securities,  the interest rate or principal of which is related to another economic  indicator or financial market index.  Indexed  securities  include  structured notes as well as securities other than debt  securities,  the interest  rate or principal  of which is  determined  by such an unrelated  indicator.  Indexed  securities  may include a multiplier  that  multiplies the indexed element by a specified  factor and,  therefore,  the value of such securities may be very volatile.  To the extent the Fund invests in these securities,  however,  the Sub-advisor analyzes these securities in its overall assessment of the effective duration of the Fund's portfolio in an effort to monitor the Fund's interest rate risk.

..........Foreign Currency  Exchange-Related  Securities.  The Fund may invest in foreign  currency  warrants,  principal  exchange rate linked securities and performance  indexed paper. For a description of these  instruments,  see this SAI under "Certain Risk Factor and
Investment Methods."

..........Warrants to Purchase  Securities.  The Fund may invest in or acquire  warrants to purchase equity or fixed-income  securities.
Bonds with warrants  attached to purchase equity  securities have many  characteristics  of convertible  bonds and their prices may, to some degree,  reflect the performance of the underlying stock.  Bonds also may be issued with warrants attached to purchase  additional fixed-income  securities  at the same coupon rate. A decline in interest  rates would  permit the Fund to buy  additional  bonds at the favorable rate or to sell the warrants at a profit.  If interest rates rise, the warrants would generally expire with no value.

..........Hybrid  Instruments.  The Fund may invest up to 5% of its assets in hybrid  instruments.  A hybrid  instrument can combine the characteristics  of securities,  futures,  and options.  Hybrids can be used as an efficient  means of pursuing a variety of investment goals,  including  currency  hedging,  duration  management,  and  increased  total  return.  For an  additional  discussion  of hybrid instruments and certain risks involved therein, see the Company's SAI under "Certain Risk Factors and Investment Methods."

         Inverse  Floaters.  The Fund may also invest in inverse  floating rate debt  instruments  ("inverse  floaters").  The interest rate on an inverse  floater  resets in the  opposite  direction  from the  market  rate of  interest  to which the  inverse  floater is indexed.  An inverse  floating  rate security may exhibit  greater  price  volatility  than a fixed rate  obligation of similar  credit quality.  The Fund will not invest more than 5% of its net assets in any  combination of inverse  floater,  interest only, or principal only securities.

         Loan  Participations.  The Fund may  purchase  participations  in  commercial  loans.  Such  indebtedness  may be  secured  or unsecured.  Loan participations  typically represent direct participation in a loan to a corporate borrower,  and generally are offered by banks or other financial  institutions or lending  syndicates.  When  purchasing  loan  participations,  the Fund assumes the credit risk  associated  with the corporate  borrower and may assume the credit risk  associated  with an interposed  bank or other  financial intermediary.  The  participation  interests in which the Fund intends to invest may not be rated by any nationally  recognized  rating service.

         A loan is often  administered  by an agent bank acting as agent for all holders.  The agent bank  administers the terms of the loan, as specified in the loan  agreement.  In addition,  the agent bank is normally  responsible  for the  collection of principal and interest  payments from the corporate  borrower and the  apportionment  of these payments to the credit of all  institutions  which are parties to the loan agreement.  Unless,  under the terms of the loan or other  indebtedness,  the Fund has direct recourse  against the corporate  borrower,  the Fund may have to rely on the agent bank or other financial  intermediary to apply appropriate credit remedies against a corporate borrower.

         A  financial  institution's  employment  as agent bank might be  terminated  in the event that it fails to observe a requisite standard of care or becomes  insolvent.  A successor agent bank would generally be appointed to replace the terminated  agent bank, and assets held by the agent bank under the loan agreement  should remain  available to holders of such  indebtedness.  However,  if assets held by the agent bank for the benefit of the Fund were  determined to be subject to the claims of the agent bank's general  creditors, the Fund  might  incur  certain  costs and  delays in  realizing  payment on a loan or loan  participation  and could  suffer a loss of principal  and/or  interest.  In  situations  involving  other  interposed  financial  institutions  (e.g.,  an  insurance  company  or governmental agency) similar risks may arise.

         Purchasers  of loans and other forms of direct  indebtedness  depend  primarily  upon the  creditworthiness  of the  corporate borrower  for payment of  principal  and  interest.  If the Fund does not receive  scheduled  interest  or  principal  payments on such indebtedness,  the  Fund's  share  price and yield  could be  adversely  affected.  Loans  that are fully  secured  offer the Fund more protection  than an unsecured  loan in the event of  non-payment  of scheduled  interest or principal.  However,  there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate  borrower's  obligation,  or that the collateral can be liquidated.

         The Fund may invest in loan  participations  with credit quality comparable to that of issuers of its securities  investments.
Indebtedness of companies whose  creditworthiness is poor involves  substantially  greater risks, and may be highly  speculative.  Some companies may never pay off their indebtedness,  or may pay only a small fraction of the amount owed.  Consequently,  when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

         The Fund limits the amount of its total  assets that it will invest in any one issuer or in issuers  within the same  industry
(see "Investment  Restrictions").  For purposes of these limits,  the Fund generally will treat the corporate  borrower as the "issuer"
of indebtedness held by the Fund. In the case of loan  participations  where a bank or other lending  institution serves as a financial intermediary  between the Fund and the corporate borrower,  if the participation does not shift to the Fund the direct  debtor-creditor relationship  with the  corporate  borrower,  SEC  interpretations  require  the Fund to treat both the lending  bank or other  lending institution and the corporate  borrower as "issuers" for the purposes of determining  whether the Fund has invested more than 5% of its total assets in a single issuer.  Treating a financial  intermediary  as an issuer of  indebtedness  may restrict the Fund's ability to invest in indebtedness related to a single financial  intermediary,  or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

         Loan and other types of direct  indebtedness  may not be readily  marketable and may be subject to restrictions on resale.  In some cases,  negotiations involved in disposing of indebtedness may require weeks to complete.  Consequently,  some indebtedness may be difficult  or  impossible  to dispose of readily at what the  Sub-advisor  believes  to be a fair  price.  In  addition,  valuation  of illiquid  indebtedness  involves a greater degree of judgment in  determining  the Fund's net asset value than if that value were based on available  market  quotations,  and could result in significant  variations in the Fund's daily share price.  At the same time, some loan interests are traded among certain  financial  institutions  and  accordingly  may be deemed  liquid.  As the market for different types of indebtedness  develops,  the liquidity of these  instruments is expected to improve.  In addition,  the Fund currently intends to treat  indebtedness  for which there is no readily  available  market as illiquid for purposes of the Fund's  limitation on illiquid investments.  Investments  in loan  participations  are  considered to be debt  obligations  for purposes of the  Company's  investment restriction relating to the lending of funds or assets by the Fund.

         Investments  in loans  through a direct  assignment  of the  financial  institution's  interests  with respect to the loan may involve  additional risks to the Fund. For example,  if a loan is foreclosed,  the Fund could become part owner of any collateral,  and would bear the costs and  liabilities  associated  with owning and disposing of the  collateral.  In addition,  it is conceivable  that under emerging legal theories of lender  liability,  the Fund could be held liable as co-lender.  It is unclear whether loans and other forms of direct  indebtedness  offer  securities  law  protections  against fraud and  misrepresentation.  In the absence of definitive regulatory guidance,  the Fund relies on the Sub-advisor's  research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

         Delayed  Funding  Loans and  Revolving  Credit  Facilities.  The Fund may enter into, or acquire  participations  in,  delayed funding loans and revolving  credit  facilities.  Delayed funding loans and revolving credit  facilities are borrowing  arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower  during a specified  term.  These  commitments may have the effect of requiring the Fund to increase its  investment  in a company at a time when it might not otherwise  decide to do so (including  at a time when the  company's  financial  condition  makes it unlikely that such amounts will be repaid).  To the extent that the Fund is committed to advance  additional  funds, it will at all times segregate liquid assets,  determined to be liquid by the
Sub-advisor in accordance  with procedures  established by the Board of Directors,  in an amount  sufficient to meet such  commitments.
The Fund may invest in delayed funding loans and revolving credit  facilities with credit quality  comparable to that of issuers of its securities  investments.  Delayed funding loans and revolving  credit  facilities may be subject to restrictions on transfer,  and only limited  opportunities  may exist to  resell  such  instruments.  As a result,  the Fund may be unable to sell such  investments  at an opportune  time or may have to resell them at less than fair market value.  The Fund  currently  intend to treat delayed  funding loans and revolving credit  facilities for which there is no readily  available  market as illiquid for purposes of the Fund's  limitation on illiquid  investments.  Participation  interests in revolving  credit  facilities  will be subject to the  limitations  discussed above under "Loan  Participations."  Delayed  funding  loans and revolving  credit  facilities  are  considered  to be debt  obligations  for purposes of the Company's investment restriction relating to the lending of funds or assets by the Fund.

         Investment  Company  Securities.  The Fund may invest in securities of other investment  companies,  subject to the provisions of Section  12(d)(1) of the 1940 Act. The Fund may invest in  securities of money market funds  managed by the  Sub-advisor  subject to the terms of an exemptive  order obtained by the Sub-advisor  and the funds that are advised or sub-advised by the  Sub-advisor.  Under such order,  the Fund will limit its aggregate  investment in a money market fund managed by the  Sub-advisor  to the greater of (i) 5%
of its total  assets or (ii) $2.5  million,  although  the  Company's  Board of  Directors  may  increase  this  limit up to 25% of the
Company's total assets.

         Lending Portfolio Securities.  For the purpose of achieving income, the Fund may lend its portfolio  securities,  provided (1)
the loan is secured  continuously  by collateral  consisting of U.S.  Government  securities or cash or cash  equivalents  (cash,  U.S.
Government  securities,  negotiable  certificates  of  deposit,  bankers'  acceptances  or  letters of  credit)  maintained  on a daily mark-to-market  basis in an amount at least equal to the current  market value of the securities  loaned,  (2) the Fund may at any time call the loan and obtain the return of securities  loaned,  (3) the Fund will receive any interest or dividends  received on the loaned securities,  and (4) the  aggregate  value of the  securities  loaned will not at any time exceed  one-third of the total assets of the
Fund.

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF
PIMCO  Total  Return Bond Fund.  These  limitations  are not  "fundamental"  restrictions  and may be changed by the  Directors  of the
Company without shareholder approval.  The Fund will not:

         1.       Change its policy to invest at least 80% of the value of its assets in fixed income  securities unless it provides 60 days prior written notice to its shareholders;

         2.       Invest more than 15% of the assets of the Fund (taken at market  value at the time of the  investment)  in  "illiquid securities;"  illiquid  securities being defined to include  securities  subject to legal or contractual  restrictions on resale (which may include private placements),  repurchase  agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased,  securities  being used to cover options the Fund has written,  securities for which market  quotations are not readily available, or other securities which legally or in the Sub-advisor's option may be deemed illiquid;

         3.       Purchase  securities  for the Fund from,  or sell  portfolio  securities  to, any of the  officers  and  directors or trustees of the Company, the Trust, the Investment Manager or the Sub-advisor;

         4.       Invest more than 5% of the assets of the Fund (taken at market value at the time of  investment)  in any  combination of interest only, principal only, or inverse floating rate securities;

         5.       Invest in companies for the purpose of exercising management or control;

         6.       Purchase securities of open-end or closed-end  investment  companies except in compliance with the Investment Company
Act of 1940;

         7.       Purchase  securities  on margin,  except (i) for use of  short-term  credit  necessary  for clearance of purchases of portfolio securities and (ii) the Fund may make margin deposits in connection with futures contracts or other permissible investments;

         8.       Purchase or sell oil, gas or other mineral programs;

         9.       Maintain a short position,  or purchase,  write or sell puts,  calls,  straddles,  spreads or  combinations  thereof, except  as set  forth in the  Company's  Prospectus  and this  SAI for  transactions  in  options,  futures,  and  options  on  futures transactions arising under swap agreements or other derivative instruments; or

         10.      Pledge,  mortgage or hypothecate its assets, except as may be necessary in connection with permissible  borrowings or investments;  and then such  pledging,  mortgaging  or  hypothecating  may not exceed 33 1/3% of the Fund's total assets at the time of borrowing  or  investment.  The deposit of assets in escrow in  connection  with the  writing of covered  put and call  options and the purchase of  securities  on a when-issued  or delayed  delivery  basis,  collateral  arrangements  with respect to initial or variation margin deposits for future contracts and commitments  entered into under swap agreements or other derivative  instruments,  will not be deemed to be pledges of the Portfolio's assets.

ASAF Money Market Fund:

Investment  Objective:  The  investment  objective of the Fund (will be renamed  Strategic  Partners Money Market Fund) is to seek high current income and maintain high levels of liquidity.

Investment Policies:

..........Bank  Obligations.  The Fund will not invest in bank  obligations  for which any affiliate of the  Sub-advisor is the ultimate obligor or accepting bank.

..........Asset-Backed  Securities.  The Fund may  invest in  asset-backed  securities  backed by credit  card  receivables,  automobile loans,  manufactured  housing loans and home equity loans in an aggregate amount of up to 10% of the Fund's net assets,  subject to the limitations of rule 2a-7 under in Investment Company Act of 1940. These  asset-backed  securities,  in general,  are subject to certain risks.  Most of these risks are related to limited  interests in  applicable  collateral.  For  example,  credit card  receivables  are generally  unsecured and the debtors are entitled to the  protection  of a number of state and federal  consumer  credit laws,  many of which give such debtors the right to set off certain  amounts on credit card debt thereby  reducing the balance due.  Additionally,  if the letter of credit is exhausted,  holders of  asset-backed  securities may also  experience  delays in payments or losses if the full amounts  due on  underlying  sales  contracts  are not  realized.  Because  asset-backed  securities  are  relatively  new,  the market experience in these  securities  is limited and the market's  ability to sustain  liquidity  through all phases of the market cycle has not been tested.  For a discussion of  asset-backed  securities  and the risks involved  therein see the Company's  Prospectus and this
SAI under "Certain Risk Factors and Investment Methods."

..........Synthetic  Instruments.  As may be permitted by current laws and  regulations  and if expressly  permitted by the Directors of the Company,  the Fund may invest in certain  synthetic  instruments.  Such instruments  generally  involve the deposit of asset-backed securities in a trust  arrangement and the issuance of certificates  evidencing  interests in the trust. The certificates are generally sold in private  placements in reliance on Rule 144A of the Securities Act of 1933 (without  registering  the  certificates  under such
Act).

..........Reverse  Repurchase  Agreements.  The Fund invests the proceeds of borrowings under reverse  repurchase  agreements.  The Fund will enter into a reverse  repurchase  agreement  only when the  interest  income to be earned from the  investment  of the proceeds is greater than the interest expense of the  transaction.  The Fund will not invest the proceeds of a reverse  repurchase  agreement for a period which  exceeds the duration of the reverse  repurchase  agreement.  The Fund may not enter into  reverse  repurchase  agreements exceeding in the aggregate  one-third of the market value of its total assets,  less liabilities other than the obligations  created by reverse  repurchase  agreements.  The Fund will  establish  and  maintain  with its  custodian  a separate  account  with a  segregated portfolio of securities in an amount at least equal to its purchase  obligations under its reverse repurchase  agreements.  If interest rates rise during the term of a reverse  repurchase  agreement,  such reverse  repurchase  agreement may have a negative  impact on the
Fund's ability to maintain a net asset value of $1.00 per share.

..........Foreign  Securities.  The Fund may invest in U.S.  dollar-denominated  foreign  securities.  Any foreign commercial paper must not be subject to foreign  withholding tax at the time of purchase.  Foreign  investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs") and European  Depositary  Receipts ("EDRs").  Generally,  ADRs and EDRs
are receipts issued by a bank or trust company that evidence  ownership of underlying  securities  issued by a foreign  corporation and that are  designed  for use in the  domestic,  in the case of ADRs,  or  European,  in the  case of  EDRs,  securities  markets.  For a discussion  of depositary  receipts and the risks  involved in investing in foreign  securities,  see the  Company's  Prospectus  under
"Certain Risk Factors and Investment Methods."

..........Lending  Portfolio  Securities.  Loans will be subject to termination  by the Fund in the normal  settlement  time,  generally three  business days after  notice.  Borrowed  securities  must be returned when the loan is  terminated.  The Fund may pay  reasonable finders'  and  custodial  fees in  connection  with a loan.  In  making a loan,  the Fund will  consider  the  creditworthiness  of the borrowing financial institution.

..........Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF
Money Market Fund.  These  limitations are not  "fundamental"  restrictions  and may be changed by the Directors of the Company without shareholder approval.  The Fund will not:

..........1.       Invest in companies for the purpose of exercising management or control;

..........2.       Purchase securities of open-end or closed-end  investment  companies except in compliance with the Investment Company
Act of 1940;

..........3.       Purchase  securities on margin,  make short sales of  securities,  or maintain a short  position,  provided that this restriction  shall not be deemed to be applicable to the purchase or sale of when-issued  securities or of securities for delivery at a future date;

..........4.       Acquire any illiquid  securities,  such as repurchase  agreements with more than seven days to maturity or fixed time deposits with a duration of over seven  calendar  days, if as a result  thereof,  more than 10% of the market value of the Fund's total assets would be in investments which are illiquid;

..........5.       Mortgage,  pledge or hypothecate any assets, except as may be necessary in connection with permissible  borrowings or investments;  and then such  mortgaging,  pledging or  hypothecating  may not exceed 33 1/3% of the Fund's  total assets at the time of borrowing or investment;

..........6.       Purchase or sell puts, calls,  straddles,  spreads, or any combination thereof, except to the extent permitted by the
Company's Prospectus and this SAI; or

..........7.       Purchase or sell interests in oil, gas or other mineral exploration or development programs.

                                                  FUNDAMENTAL INVESTMENT RESTRICTIONS

..........Investment  Restrictions.  Each Fund has adopted the following  fundamental  investment  restrictions  that may not be changed without shareholder approval.

..........1. Senior  Securities.  No Fund may issue senior  securities,  except as permitted  under the  Investment  Company Act of 1940
            ------------------
(the "1940 Act").

..........2. Borrowing.  No Fund may borrow money,  except that a Fund may (i) borrow money for  non-leveraging,  temporary or emergency
            ---------
purposes,  and (ii) engage in reverse  repurchase  agreements  and make other  investments or engage in other  transactions,  which may involve a borrowing,  in a manner  consistent with the Fund's investment  objective and policies;  provided that the combination of (i)
and (ii) shall not exceed 33 1/3% of the value of the Fund's  assets  (including  the amount  borrowed)  less  liabilities  (other than borrowings) or such other  percentage  permitted by law. Any borrowings  which come to exceed this amount will be reduced in accordance with applicable law.  Subject to the above  limitations,  the Funds may borrow from persons to the extent  permitted by applicable law, including the  Investment  Company Act of 1940, or to the extent  permitted by any exemption  from the  Investment  Company Act of 1940 that may be granted by the SEC, or any SEC releases, no action letters or similar relief or interpretive guidance.

..........3.  Underwriting.  No Fund may  underwrite  securities  issued by other  persons,  except to the  extent  that the Fund may be
             ------------
deemed to be an underwriter  (within the meaning of the  Securities Act of 1933) in connection  with the purchase and sale of portfolio securities.

..........4. Real Estate.  No Fund may  purchase or sell real estate  unless  acquired as a result of the  ownership  of  securities  or
            -----------
other  instruments;  provided that this restriction shall not prohibit a Fund from investing in securities or other instruments  backed by real estate or in securities of companies engaged in the real estate business.

..........5.  Commodities.  No Fund may  purchase  or sell  physical  commodities  unless  acquired  as a  result  of the  ownership  of
             -----------
securities  or  instruments;  provided that this  restriction  shall not prohibit a Fund from (i) engaging in  permissible  options and futures  transactions and forward foreign currency  contracts in accordance with the Fund's investment  policies,  or (ii) investing in securities of any kind.

..........6.  Lending.  No Fund may make loans,  except that a Fund may (i) lend  portfolio  securities  in  accordance  with the Fund's
             -------
investment  policies in amounts up to 33 1/3% of the total assets of the Fund taken at market value,  (ii) make loans of money to other investment  companies to the extent permitted by the Investment  Company Act of 1940 or any exemption  therefrom that may be granted by the SEC, or any SEC releases,  no-action letters or similar relief or interpretive  guidance (iii) purchase money market securities and enter into repurchase agreements, and (iv) acquire publicly distributed or privately placed debt securities and purchase debt.

..........7. Industry  Concentration.  No Fund other than the ASAF INVESCO  Technology  Fund and the ASAF INVESCO  Health  Sciences Fund
            -----------------------
may  purchase  any security if, as a result,  more than 25% of the value of the Fund's  assets would be invested in the  securities  of issuers having their principal business  activities in the same industry;  provided that this restriction does not apply to investments in obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities  (or repurchase  agreements with respect  thereto).  The ASAF  INVESCO  Technology  Fund may  invest  more than 25% of the  value of its  assets  in the  securities  of companies doing business in one or more industries relating to technology.

..........8.  Diversification.  No Fund other than the ASAF Goldman  Sachs  Concentrated  Growth Fund and the ASAF  ProFund  Managed OTC
             ---------------
Fund may, with respect to 75% of the value of its total  assets,  purchase a security of any issuer  (other than  securities  issued or guaranteed by the U.S. Government or any of its agencies or  instrumentalities,  or securities of other investment  companies) if, as a result,  (i) more than 5% of the value of the Fund's  total  assets would be invested in the  securities  of such issuer,  or (ii) more than 10% of the  outstanding  voting  securities of such issuer would be held by the Fund. The ASAF Goldman Sachs  Concentrated  Growth
Fund and the ASAF ProFund  Managed OTC Fund may not, with respect to 50% of its total assets,  purchase a security of any issuer (other than  securities  issued or  guaranteed  by the U.S.  Government  or any of its  agencies or  instrumentalities,  or  securities  other investment  companies),  if, as a result,  (i) more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Fund.

..........Notes to Investment  Restrictions.  The following notes should be read in conjunction  with the above  fundamental  investment restrictions.  These notes are not fundamental policies and may be changed without shareholder approval.
                               ---

         o    Applicable to All Funds:  If a  restriction  on a Fund's  investments  is adhered to at the time an investment is made, a
              -----------------------
subsequent change in the percentage of Fund assets invested in certain securities or other  instruments,  or change in average duration of the Fund's  investment  portfolio,  resulting  from  changes in the value of the  Fund's  total  assets,  will not be  considered  a violation of the restriction;  provided,  however, that the asset coverage requirement  applicable to borrowings shall be maintained in the manner contemplated by applicable law.

         o    Applicable  to All Funds:  With  respect to  investment  restrictions  (2) and (6), a Fund will not borrow or lend to any
              ------------------------
other fund unless it applies for and receives an  exemptive  order from the SEC, if so  required,  or the SEC issues  rules  permitting such  transactions.  There is no assurance  the SEC would grant any order  requested by the Fund or promulgate  any rules  allowing the transactions.

         o    Applicable to All Funds:  With respect to investment  restriction  (6), the restriction on making loans is not considered
              ------------------------
to limit a Fund's investments in loan participations and assignments.

         o    Applicable Only to the ASAF Gabelli  Small-Cap Value Fund: With respect to investment  restrictions (2) and (6), the Fund
              ---------------------------------------------------------
has no current  intention  of  borrowing  or lending to any other fund.  For  purposes of  investment  restriction  (6),  the Fund will consider the  acquisition  of a debt  security to include the  execution  of a note or other  evidence of an extension of credit with a term of more than nine months.

         o    Applicable  only to the ASAF  International  Equity Fund. With respect to investment  restriction  (7), the Fund will not
              --------------------------------------------------------
consider a bank-issued  guaranty or financial  guaranty  insurance as a separate security for purposes of determining the percentage of the Fund's assets invested in the securities of issuers in a particular industry.

                                              CERTAIN RISK FACTORS AND INVESTMENT METHODS

..........Some of the  investment  instruments,  techniques  and  methods  that may be used by one or more of the  Funds  and the  risks attendant  thereto are described below.  Other risk factors and investment  methods may be described in the Company's  Prospectus under
"Investment  Programs of the Funds" and "Certain Risk Factors and Investment  Methods," and in this SAI under  "Investment  Programs of the Funds." The risk factors and investment  methods  described  below only apply to those Funds that may invest in such  securities or use such investment methods.

..........Debt Obligations.  Yields on short, intermediate,  and long-term securities are dependent on a variety of factors,  including, the general  conditions of the money and bond  markets,  the size of a particular  offering,  the maturity of the  obligation,  and the rating of the issue.  Debt  securities with longer  maturities  tend to produce higher yields and are generally  subject to potentially greater capital  appreciation and depreciation  than  obligations with shorter  maturities and lower yields.  The market prices of debt securities  usually vary,  depending upon available  yields.  An increase in prevailing  interest rates will generally reduce the value of debt investments,  and a decline in interest rates will generally  increase the value of debt investments.  The ability of a Fund to achieve its  investment  objective is also dependent on the  continuing  ability of the issuers of the debt  securities in which a Fund invests to meet their obligations for the payment of interest and principal when due.

 ........Special Risks  Associated  with Low-Rated and Comparable  Unrated  Securities.  Low-rated and comparable  unrated  securities, while generally offering higher yields than investment-grade  securities with similar maturities,  involve greater risks, including the possibility of default or  bankruptcy.  They are regarded as  predominantly  speculative  with respect to the issuer's  capacity to pay interest and repay  principal.  The special risk  considerations  in connection  with such  investments  are discussed  below.  See the
Appendix of this SAI for a discussion of securities ratings.

..........         Effect of Interest Rates and Economic Changes.  The low-rated and comparable  unrated securities market is relatively new, and its growth  paralleled  a long  economic  expansion.  As a result,  it is not clear how this market may  withstand a prolonged recession or economic  downturn.  Such a prolonged  economic  downturn could severely  disrupt the market for and adversely  affect the value of such securities.

..........         All interest-bearing  securities typically experience  appreciation when interest rates decline and depreciation when interest  rates  rise.  The  market  values of  low-rated  and  comparable  unrated  securities  tend to reflect  individual  corporate developments  to a greater  extent than do  higher-rated  securities,  which react  primarily to  fluctuations  in the general level of interest  rates.  Low-rated  and  comparable  unrated  securities  also  tend to be more  sensitive  to  economic  conditions  than are higher-rated  securities.  During an economic  downturn or a sustained  period of rising interest rates,  highly  leveraged  issuers of low-rated and comparable unrated securities may experience  financial stress and may not have sufficient revenues to meet their payment obligations.  The issuer's ability to service its debt obligations may also be adversely affected by specific  corporate  developments, the issuer's inability to meet specific projected business forecasts,  or the unavailability of additional financing.  The risk of loss due to default by an issuer of low-rated and  comparable  unrated  securities  is  significantly  greater than issuers of  higher-rated securities because such securities are generally  unsecured and are often subordinated to other creditors.  Further, if the issuer of a low-rated and comparable  unrated  security  defaulted,  a Fund might incur additional  expenses to seek recovery.  Periods of economic uncertainty and changes would also generally result in increased  fluctuation in the market prices of low-rated and comparable  unrated securities and thus in a Fund's net asset value.

..........         As previously  stated,  the value of such a security will decrease in a rising interest rate market and  accordingly, so will a Fund's net asset value. If a Fund  experiences  unexpected net redemptions in such a market,  it may be forced to liquidate a portion of its  portfolio  securities  without  regard to their  investment  merits.  Due to the limited  liquidity of some  high-yield securities  (discussed  below),  a Fund may be forced to liquidate these  securities at a substantial  discount.  Any such  liquidation would reduce a Fund's asset base over which expenses could be allocated and could result in a reduced rate of return for a Fund.

..........         Payment Expectations.  Low-rated and comparable unrated securities typically contain redemption,  call, or prepayment provisions  which permit the issuer of securities  containing such provisions to, at their  discretion,  redeem the securities.  During periods of falling  interest rates,  issuers of high-yield  securities are likely to redeem or prepay the securities and refinance them with debt  securities  with a lower interest  rate. To the extent an issuer is able to refinance the  securities,  or otherwise  redeem them, a Fund may have to replace the securities with a lower-yielding security, which would result in a lower return for a Fund.

..........         Issuers  of  lower-rated  securities  are often  highly  leveraged,  so that  their  ability  to  service  their debt obligations  during an economic  downturn or during  sustained  periods of rising interest rates may be impaired.  Such issuers may not have more  traditional  methods of  financing  available  to them and may be unable to repay  outstanding  obligations  at  maturity by refinancing.  The risk of loss due to default in payment of  interest  or  repayment  of  principal  by such  issuers is  significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

..........         Credit  Ratings.  Credit ratings  issued by  credit-rating  agencies  attempt to evaluate the safety of principal and interest  payments of rated  securities.  They do not,  however,  evaluate the market value risk of low-rated  and  comparable  unrated securities and, therefore,  may not fully reflect the true risks of an investment.  In addition,  credit-rating agencies may or may not make timely  changes in a rating to reflect  changes in the economy or in the  condition  of the issuer that affect the market value of the  security.  Consequently,  credit  ratings may be used only as a  preliminary  indicator  of  investment  quality.  Investments  in low-rated and comparable  unrated securities will be more dependent on the applicable  Sub-advisor's  credit analysis than would be the case with  investments in  investment-grade  debt securities.  Such Sub-advisor may employ its own credit research and analysis,  which could include a study of existing debt, capital structure,  ability to service debt and to pay dividends,  the issuer's  sensitivity to economic  conditions,  its operating history, and the current trend of earnings.  The Sub-advisors  continually monitor the investments in a Fund and evaluate  whether to dispose of or to retain low-rated and comparable  unrated  securities whose credit ratings or credit quality may have changed.

..........         Liquidity  and  Valuation.  A Fund  may have  difficulty  disposing  of  certain  low-rated  and  comparable  unrated securities  because there may be a thin trading market for such  securities.  There is no established  retail secondary market for many of these  securities.  A Fund  anticipates  that such  securities  could be sold only to a limited  number of dealers or  institutional investors.  To the  extent a  secondary  trading  market  does  exist,  it is  generally  not as liquid  as the  secondary  market  for higher-rated  securities.  The lack of a liquid secondary  market may have an adverse impact on the market price of the security.  As a result,  a Fund's asset value and a Fund's  ability to dispose of  particular  securities,  when  necessary to meet a Fund's  liquidity needs or in response to a specific  economic event, may be impacted.  The lack of a liquid secondary market for certain  securities may also make it more difficult for a Fund to obtain  accurate  market  quotations for purposes of valuing a portfolio.  Market  quotations are generally  available on many low-rated and comparable  unrated issues only from a limited number of dealers and may not necessarily represent  firm bids of such dealers or prices for actual  sales.  During  periods of thin  trading,  the spread  between bid and asked prices is likely to  increase  significantly.  In  addition,  adverse  publicity  and  investor  perceptions,  whether  or not based on fundamental  analysis,  may decrease  the values and  liquidity  of  low-rated  and  comparable  unrated  securities,  especially  in a thinly-traded market.

..........Put and Call Options:

..........         Writing  (Selling)  Call  Options.  A call  option  gives the holder  (buyer)  the "right to  purchase" a security or currency at a specified price (the exercise  price),  at expiration of the option  (European style) or at any time until a certain date
(the  expiration  date) (American  style).  So long as the obligation of the writer of a call option  continues,  he may be assigned an exercise notice by the broker-dealer  through whom such option was sold,  requiring him to deliver the underlying  security or currency against payment of the exercise  price.  This  obligation  terminates  upon the expiration of the call option,  or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold.

..........         When  writing a call option,  a Fund,  in return for the premium,  gives up the  opportunity  for profit from a price increase in the underlying  security or currency above the exercise price, but conversely  retains the risk of loss should the price of the security or currency  decline.  Unlike one who owns  securities or currencies not subject to an option,  a Fund has no control over when it may be  required to sell the  underlying  securities  or  currencies,  since it may be assigned an exercise  notice at any time prior to the  expiration of its  obligation  as a writer.  If a call option which a Fund has written  expires,  the Fund will realize a gain in the amount of the  premium;  however,  such gain may be offset by a decline in the market value of the  underlying  security or currency  during  the  option  period.  If the call  option  is  exercised,  a Fund  will  realize  a gain or loss from the sale of the underlying security or currency.

..........         Writing  (Selling)  Put  Options.  A put option gives the  purchaser of the option the right to sell,  and the writer
(seller) has the  obligation  to buy, the  underlying  security or currency at the exercise  price during the option  period  (American style) or at the expiration of the option (European style).  So long as the obligation of the writer  continues,  he may be assigned an exercise  notice by the  broker-dealer  through whom such option was sold,  requiring him to make payment of the exercise price against delivery of the underlying  security or currency.  The operation of put options in other  respects,  including  their related risks and rewards, is substantially identical to that of call options.

..........         Premium  Received from Writing Call or Put Options.  A Fund will receive a premium from writing a put or call option, which  increases  such  Fund's  return in the event the option  expires  unexercised  or is closed  out at a profit.  The amount of the premium will reflect,  among other things,  the  relationship  of the market price of the underlying  security to the exercise price of the option,  the term of the option and the  volatility of the market price of the  underlying  security.  By writing a call option,  a
Fund limits its  opportunity  to profit from any increase in the market value of the  underlying  security  above the exercise price of the option.  By writing a put option,  a Fund  assumes the risk that it may be required  to purchase  the  underlying  security  for an exercise  price higher than its then current  market  value,  resulting in a potential  capital loss if the purchase  price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

..........         Closing  Transactions.  A Fund may terminate an option that it has written prior to its expiration by entering into a closing  purchase  transaction in which it purchases an option having the same terms as the option written.  Closing  transactions  may be effected in order to realize a profit on an  outstanding  call  option,  to prevent an  underlying  security or currency  from being called,  or, to permit the sale of the underlying  security or currency.  A Fund will realize a profit or loss from such transaction if the cost of such  transaction  is less or more than the premium  received from the writing of the option.  In the case of a put option, any loss so incurred  may be  partially  or  entirely  offset by the premium  received  from a  simultaneous  or  subsequent  sale of a different put option.  Because  increases in the market price of a call option will generally  reflect increases in the market price of the  underlying  security,  any loss  resulting  from the  repurchase  of a call  option  is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by such Fund.

..........         Furthermore,  effecting a closing  transaction  will  permit a Fund to write  another  call option on the  underlying security or currency  with either a  different  exercise  price or  expiration  date or both.  If a Fund  desires to sell a  particular security or currency  from its  portfolio  on which it has written a call option,  or purchased a put option,  it will seek to effect a closing  transaction  prior to, or concurrently  with, the sale of the security or currency.  There is, of course,  no assurance that a
Fund will be able to effect such closing  transactions  at a favorable  price.  If a Fund cannot enter into such a transaction,  it may be required to hold a security or currency that it might  otherwise  have sold.  When a Fund writes a covered call option,  it runs the risk of not being able to participate in the  appreciation  of the underlying  securities or currencies  above the exercise  price,  as well as the risk of being  required to hold on to  securities  or  currencies  that are  depreciating  in value.  This could  result in higher  transaction  costs.  A Fund will pay  transaction  costs in  connection  with the  writing of  options to close out  previously written options.  Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

..........         Purchasing  Call  Options.  Call  options may be  purchased  by a Fund for the purpose of  acquiring  the  underlying securities or  currencies  for its  portfolio.  Utilized in this  fashion,  the purchase of call options  enables a Fund to acquire the securities  or  currencies  at the  exercise  price of the call  option  plus the  premium  paid.  At times  the net cost of  acquiring securities or currencies in this manner may be less than the cost of acquiring the  securities or currencies  directly.  This technique may also be useful to a Fund in  purchasing  a large block of  securities  or  currencies  that would be more  difficult  to acquire by direct market  purchases.  So long as it holds such a call option rather than the  underlying  security or currency  itself,  a Fund is partially  protected  from any unexpected  decline in the market price of the  underlying  security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

..........         Purchasing Put Options.  A Fund may purchase a put option on an underlying  security or currency owned by the Fund (a
"protective  put") as a  defensive  technique  in order to protect  against an  anticipated  decline  in the value of the  security  or currency.  Such hedge  protection  is provided  only during the life of the put option when the Fund,  as the holder of the put option, is able to sell the underlying  security or currency at the put exercise price  regardless of any decline in the underlying  security's market price or currency's  exchange value. For example, a put option may be purchased in order to protect  unrealized  appreciation of a  security  or  currency  where a  Sub-advisor  deems it  desirable  to  continue  to hold the  security  or  currency  because of tax considerations.  The premium paid for the put option and any  transaction  costs would reduce any capital gain otherwise  available for distribution when the security or currency is eventually sold.

..........         If a Fund  purchases put options at a time when the Fund does not own the underlying  security or currency,  the Fund seeks to benefit  from a decline in the market  price of the  underlying  security or  currency.  If the put option is not sold when it has  remaining  value,  and if the market price of the  underlying  security or currency  remains equal to or greater than the exercise price  during the life of the put option,  a Fund will lose its entire  investment  in the put option.  In order for the  purchase of a put option to be  profitable,  the market price of the  underlying  security or currency must decline  sufficiently  below the exercise price to cover the premium and transaction costs.

..........         Dealer Options.  Exchange-traded  options  generally have a continuous  liquid market while dealer options have none.
Consequently,  a Fund will  generally  be able to  realize  the value of a dealer  option it has  purchased  only by  exercising  it or reselling it to the dealer who issued it.  Similarly,  when a Fund writes a dealer  option,  it generally will be able to close out the option prior to its  expiration  only by entering  into a closing  purchase  transaction  with the dealer to which the Fund  originally wrote the option.  While a Fund will seek to enter into dealer  options  only with  dealers who will agree to and which are expected to be capable of entering into closing  transactions  with the Fund,  there can be no assurance  that the Fund will be able to liquidate a dealer option at a favorable  price at any time prior to expiration.  Until a Fund, as a covered dealer call option writer,  is able to effect a closing  purchase  transaction,  it will not be able to liquidate  securities (or other assets) used as cover until the option expires or is  exercised.  In the event of  insolvency  of the other  party,  a Fund may be unable to liquidate a dealer  option.  With respect to options  written by a Fund, the inability to enter into a closing  transaction  may result in material losses to a Fund. For example,  since a Fund must maintain a secured  position  with respect to any call option on a security it writes,  a Fund may not sell the assets  which it has  segregated  to secure the position  while it is obligated  under the option.  This  requirement  may impair a
Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

..........         The Staff of the SEC has taken the position that  purchased  dealer options and the assets used to secure the written dealer  options are illiquid  securities.  A Fund may treat the cover used for written OTC options as liquid if the dealer  agrees that the Fund may  repurchase  the OTC option it has  written for a maximum  price to be  calculated  by a  predetermined  formula.  In such cases,  the OTC option would be  considered  illiquid  only to the extent the maximum  repurchase  price under the formula  exceeds the intrinsic value of the option.  To this extent,  a Fund will treat dealer options as subject to a Fund's  limitation on unmarketable or illiquid  securities.  If the SEC changes its position on the  liquidity of dealer  options,  a Fund will change its  treatment of such instrument accordingly.

..........Certain Risk Factors in Writing Call Options and in  Purchasing  Call and Put Options.  During the option  period,  a Fund, as writer of a call option has, in return for the premium  received  on the  option,  given up the  opportunity  for capital  appreciation above the exercise  price should the market price of the  underlying  security  increase,  but has retained the risk of loss should the price of the  underlying  security  decline.  The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.  The risk of  purchasing  a call or put option is that a Fund may lose the premium it paid plus  transaction costs.  If a Fund does not exercise  the option and is unable to close out the  position  prior to  expiration  of the option,  it will lose its entire investment.

..........An  exchange-traded  option position may be closed out only on an exchange which provides a secondary market.  There can be no assurance  that a liquid  secondary  market will exist for a particular  option at a particular  time and that a Fund can close out its position  by  effecting  a closing  transaction.  If a Fund is unable to effect a  closing  purchase  transaction,  it cannot  sell the underlying  security  until the option expires or the option is exercised.  Accordingly,  a Fund may not be able to sell the underlying security at a time when it might  otherwise be advantageous to do so.  Possible  reasons for the absence of a liquid  secondary  market include the  following:  (i)  insufficient  trading  interest in certain  options;  (ii)  restrictions  on  transactions  imposed by an exchange;  (iii) trading halts,  suspensions or other  restrictions  imposed with respect to particular classes or series of options or underlying  securities;  (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v)
a decision by one or more exchanges to discontinue  the trading of options or impose  restrictions  on orders.  In addition,  the hours of trading  for options  may not  conform to the hours  during  which the  underlying  securities  are  traded.  To the extent that the options  markets close before the markets for the  underlying  securities,  significant  price and rate movements can take place in the underlying  markets that cannot be reflected in the options  markets.  The purchase of options is a highly  specialized  activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

..........Each exchange has established  limitations governing the maximum number of call options,  whether or not covered, which may be written by a single  investor  acting  alone or in concert with others  (regardless  of whether such options are written on the same or different  exchanges  or are held or written on one or more  accounts  or  through  one or more  brokers).  An  exchange  may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions.

..........Options on Stock  Indices.  Options on stock indices are similar to options on specific  securities  except that,  rather than the right to take or make  delivery  of the  specific  security  at a specific  price,  an option on a stock index gives the holder the right to receive,  upon  exercise of the option,  an amount of cash if the closing  level of that stock index is greater  than,  in the case of a call,  or less  than,  in the  case of a put,  the  exercise  price  of the  option.  This  amount  of cash is  equal to such difference  between the closing price of the index and the exercise price of the option expressed in dollars  multiplied by a specified multiple.  The writer of the  option is  obligated,  in return for the  premium  received,  to make  delivery  of this  amount.  Unlike options on specific  securities,  all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks.

..........Risk  Factors of Options on Indices.  Because the value of an index  option  depends  upon the  movements  in the level of the index rather than upon  movements in the price of a particular  security,  whether a Fund will realize a gain or a loss on the purchase or sale of an option on an index  depends  upon the  movements  in the level of prices in the market  generally  or in an  industry  or market  segment  rather than upon  movements in the price of the  individual  security.  Accordingly,  successful use of positions will depend upon a Sub-advisor's  ability to predict  correctly  movements in the direction of the market generally or in the direction of a particular industry.  This requires different skills and techniques than predicting changes in the prices of individual securities.

..........Index prices may be distorted if trading of  securities  included in the index is  interrupted.  Trading in index options also may be  interrupted in certain  circumstances,  such as if trading were halted in a substantial  number of securities in the index.  If this occurred,  a Fund would not be able to close out options which it had written or purchased and, if  restrictions  on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses.

..........Price movements in portfolio  securities will not correlate  perfectly with movements in the level of the index and therefore, a Fund bears the risk that the price of the  securities  may not  increase as much as the level of the index.  In this event,  the Fund would bear a loss on the call which would not be completely  offset by movements in the prices of the  securities.  It is also possible that the index may rise when the value of a Fund's  securities does not. If this occurred,  a Fund would  experience a loss on the call which would not be offset by an increase in the value of its  securities  and might also  experience  a loss in the market value of its securities.

..........Unless a Fund has other liquid assets which are  sufficient  to satisfy the exercise of a call on the index,  the Fund will be required to  liquidate  securities  in order to satisfy  the  exercise.  When a Fund has written a call on an index,  there is also the risk that the market may  decline  between  the time the Fund has the call  exercised  against  it, at a price which is fixed as of the closing level of the index on the date of exercise,  and the time the Fund is able to sell  securities.  As with options on securities, the  Sub-advisor  will not learn that a call has been  exercised  until the day  following  the exercise  date,  but,  unlike a call on securities  where a Fund  would be able to  deliver  the  underlying  security  in  settlement,  a Fund  may  have to sell  part of its securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

..........If a Fund  exercises a put option on an index which it has  purchased  before final  determination  of the closing index value for the day, it runs the risk that the level of the  underlying  index may change before  closing.  If this change causes the exercised option to fall  "out-of-the-money,"  the Fund will be required to pay the  difference  between the closing index value and the exercise price of the option  (multiplied by the applicable  multiplier)  to the assigned  writer.  Although a Fund may be able to minimize this risk by withholding  exercise  instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise  price,  it may not be possible to eliminate  this risk  entirely  because the cutoff time for index  options may be earlier  than those fixed for other types of options and may occur  before  definitive  closing  index values are announced.

..........Trading  in  Futures.  A futures  contract  provides  for the future  sale by one party and  purchase  by  another  party of a specified  amount of a specific  financial  instrument  (e.g.,  units of a stock  index) at a  specified  price,  date,  time and place designated  at the time the  contract  is made.  Brokerage  fees are  incurred  when a futures  contract  is bought or sold and  margin deposits must be  maintained.  Entering into a contract to buy is commonly  referred to as buying or purchasing a contract or holding a long position.  Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

..........Unlike when a Fund  purchases  or sells a security,  no price would be paid or received by a Fund upon the purchase or sale of a futures contract.  Upon entering into a futures contract,  and to maintain a Fund's open positions in futures contracts, a Fund would be required to deposit with its custodian in the name of the futures  broker or directly with a futures  commission  merchant an amount of cash, U.S.  government  securities,  suitable money market  instruments,  or other liquid  securities,  known as "initial margin." A margin  deposit is intended to ensure a Fund's  performance  of the futures  contract.  The initial  margin  required  for a particular futures  contract is set by the exchange on which the contract is traded,  and may be  significantly  modified from time to time by the exchange during the term of the contract.  Futures  contracts are customarily  purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

..........If the  price  of an open  futures  contract  changes  (by  increase  in the  case of a sale or by  decrease  in the case of a purchase)  so that  the loss on the  futures  contract  reaches  a point at  which  the  margin  on  deposit  does not  satisfy  margin requirements,  the broker will require an increase in the margin.  However,  if the value of a position  increases because of favorable price  changes in the futures  contract so that the margin  deposit  exceeds the required  margin,  the broker will pay the excess to a
Fund.

..........These subsequent  payments,  called "variation  margin," to and from the futures broker are made on a daily basis as the price of the underlying  assets fluctuate making the long and short positions in the futures contract more or less valuable,  a process known as "marking to the market." A Fund may or may not earn interest income on its margin  deposits.  Although  certain  futures  contracts, by their terms,  require actual future delivery of and payment for the underlying  instruments,  in practice most futures contracts are usually  closed out before the delivery  date.  Closing out an open futures  contract  purchase or sale is effected by entering into an offsetting  futures contract  purchase or sale,  respectively,  for the same aggregate amount of the identical  securities and the same delivery  date. If the  offsetting  purchase  price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss.  Conversely,  if the offsetting sale price is more than the original  purchase price, a Fund realizes a gain; if it is less,  a Fund  realizes  a loss.  The  transaction  costs  must also be  included  in these  calculations.  There can be no  assurance, however,  that a Fund will be able to enter  into an  offsetting  transaction  with  respect  to a  particular  futures  contract  at a particular  time.  If a Fund is not able to enter into an offsetting  transaction,  a Fund will continue to be required to maintain the margin deposits on the futures contract.

..........A stock index  futures  contract is an  agreement in which one party agrees to deliver to the other an amount of cash equal to a specific  amount  multiplied by the  difference  between the value of a specific  stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical  delivery of  securities is made.  For example,  one contract in the  Financial  Times  Stock  Exchange  100 Index  future is a contract  to buy 25 pounds  sterling  multiplied  by the level of the UK
Financial  Times 100 Share  Index on a given  future  date.  Settlement  of a stock  index  futures  contract  may or may not be in the underlying security.  If not in the underlying security,  then settlement will be made in cash,  equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

..........Options on futures are similar to options on  underlying  instruments  except that options on futures give the  purchaser  the right,  in return for the  premium  paid,  to assume a position in a futures  contract  (a long  position if the option is a call and a short  position if the option is a put),  rather than to purchase or sell the futures  contract,  at a specified  exercise price at any time during the period of the option.  Upon  exercise of the option,  the delivery of the futures  position by the writer of the option to the holder of the option will be  accompanied  by the delivery of the  accumulated  balance in the writer's  futures  margin account which  represents  the amount by which the market price of the futures  contract,  at  exercise,  exceeds (in the case of a call) or is less than (in the case of a put) the  exercise  price of the option on the  futures  contract.  Alternatively,  settlement  may be made totally in cash.  Purchasers  of options who fail to exercise  their  options  prior to the exercise  date suffer a loss of the premium paid.

..........The writer of an option on a futures  contract  is  required  to deposit  margin  pursuant  to  requirements  similar to those applicable  to futures  contracts.  Upon  exercise of an option on a futures  contract,  the  delivery  of the futures  position by the writer of the option to the holder of the option will be  accompanied  by delivery of the  accumulated  balance in the writer's  margin account.  This amount will be equal to the amount by which the market  price of the futures  contract at the time of exercise  exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

..........Although  financial futures  contracts by their terms call for actual delivery or acceptance of securities,  in most cases the contracts  are  closed out before the  settlement  date  without  the making or taking of  delivery.  Closing  out is  accomplished  by effecting an  offsetting  transaction.  A futures  contract  sale is closed out by effecting a futures  contract  purchase for the same aggregate  amount of  securities  and the same  delivery  date. If the sale price exceeds the  offsetting  purchase  price,  the seller immediately  would be paid the  difference  and would  realize a gain. If the  offsetting  purchase  price exceeds the sale price,  the seller  would  immediately  pay the  difference  and would  realize a loss.  Similarly,  a futures  contract  purchase is closed out by effecting a futures  contract  sale for the same  securities  and the same  delivery  date.  If the  offsetting  sale price exceeds the purchase  price,  the purchaser would realize a gain,  whereas if the purchase price exceeds the offsetting  sale price,  the purchaser would realize a loss.  Commissions  on financial  futures  contracts and related  options  transactions  may be higher than those which would apply to purchases and sales of securities directly.

..........A public market exists in interest rate futures  contracts  covering  primarily  the  following  financial  instruments:  U.S.
Treasury  bonds;  U.S.  Treasury notes;  Government  National  Mortgage  Association  ("GNMA")  modified  pass-through  mortgage-backed securities;  three-month U.S. Treasury bills;  90-day commercial  paper; bank certificates of deposit;  and Eurodollar  certificates of deposit.  It is expected  that  futures  contracts  trading in  additional  financial  instruments  will be  authorized.  The  standard contract  size is  generally  $100,000 for futures  contracts in U.S.  Treasury  bonds,  U.S.  Treasury  notes,  and GNMA  pass-through securities and $1,000,000 for the other designated  futures  contracts.  A public market exists in futures contracts  covering a number of indices,  including,  but not limited to, the Standard & Poor's 500 Index,  the Standard & Poor's 100 Index,  the NASDAQ-100  Index,
the Value Line Composite Index and the New York Stock Exchange Composite Index.

..........Regulatory  Matters Relating to Futures  Contracts and Related  Options.  The Staff of the SEC has taken the position that the purchase and sale of futures  contracts  and the writing of related  options may give rise to "senior  securities"  for the purposes of the restrictions  contained in Section 18 of the 1940 Act on investment  companies' issuing senior securities.  However,  the Staff has taken the position  that no senior  security  will be created if a Fund  segregates  an amount of cash or other liquid  assets at least equal to the amount of the Fund's  obligation under the futures  contract or option.  Each Fund will conduct its purchases and sales of any futures contracts and writing of related options transactions in accordance with this requirement.

..........Certain Risks Relating to Futures Contracts and Related Options.  There are special risks involved in futures transactions.

..........         Volatility and Leverage.  The prices of futures  contracts are volatile and are  influenced,  among other things,  by actual and  anticipated  changes in the market and  interest  rates,  which in turn are  affected by fiscal and  monetary  policies and national and international policies and economic events.

..........         Most United States futures  exchanges limit the amount of fluctuation  permitted in futures  contract prices during a single  trading day. The daily limit  establishes  the maximum  amount that the price of a futures  contract may vary either up or down from the previous day's settlement  price at the end of a trading  session.  Once the daily limit has been reached in a particular type of futures  contract,  no trades may be made on that day at a price  beyond that limit.  The daily limit  governs  only price  movement during a particular  trading day and  therefore  does not limit  potential  losses,  because the limit may prevent the  liquidation  of unfavorable  positions.  Futures contract prices have occasionally moved to the daily limit for several  consecutive  trading days with little or no trading,  thereby  preventing  prompt  liquidation of futures positions and subjecting some futures traders to substantial losses.

..........         Because of the low margin  deposits  required,  futures trading  involves an extremely high degree of leverage.  As a result, a relatively  small price movement in a futures contract may result in immediate and substantial  loss, as well as gain, to the investor.  For example,  if at the time of purchase,  10% of the value of the futures contract is deposited as margin, a subsequent 10%
decrease  in the value of the  futures  contract  would  result in a total loss of the margin  deposit,  before any  deduction  for the transaction  costs,  if the account  were then closed out. A 15% decrease  would result in a loss equal to 150% of the original  margin deposit,  if the  contract  were  closed out.  Thus,  a purchase  or sale of a futures  contract  may result in losses in excess of the amount  invested in the futures  contract.  However,  a Fund would  presumably  have  sustained  comparable  losses if,  instead of the futures contract,  it had invested in the underlying  instrument and sold it after the decline.  Furthermore,  in the case of a futures contract  purchase,  in order to be certain that a Fund has sufficient assets to satisfy its obligations  under a futures  contract,  a
Fund earmarks to the futures  contract  liquid assets equal in value to the current value of the underlying  instrument less the margin deposit.

..........         Liquidity.  A Fund may elect to close some or all of its futures positions at any time prior to their  expiration.  A
Fund  would do so to reduce  exposure  represented  by long  futures  positions  or  increase  exposure  represented  by short  futures positions.  A Fund may close its positions by taking  opposite  positions  which would operate to terminate the Fund's  position in the futures  contracts.  Final  determinations  of variation margin would then be made,  additional cash would be required to be paid by or released to a Fund, and such Fund would realize a loss or a gain.

..........         Futures  contracts  may be closed out only on the  exchange  or board of trade  where the  contracts  were  initially traded.  Although a Fund may intend to purchase or sell futures  contracts  only on exchanges or boards of trade where there appears to be an active  market,  there is no  assurance  that a liquid  market on an  exchange  or board of trade will  exist for any  particular contract at any  particular  time.  In such event,  it might not be possible to close a futures  contract,  and in the event of adverse price movements,  a Fund would continue to be required to make daily cash payments of variation margin.  However,  in the event futures contracts have been used to hedge the underlying  instruments,  a Fund would continue to hold the underlying instruments subject to the hedge  until  the  futures  contracts  could  be  terminated.  In such  circumstances,  an  increase  in the  price  of the  underlying instruments,  if any, might partially or completely offset losses on the futures  contract.  However,  as described below,  there is no guarantee that the price of the underlying  instruments  will, in fact,  correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

..........         Hedging Risk. A decision of whether,  when, and how to hedge involves skill and judgment,  and even a  well-conceived hedge may be  unsuccessful  to some degree because of unexpected  market  behavior,  market or interest rate trends.  There are several risks in  connection  with the use by a Fund of futures  contracts  as a hedging  device.  One risk  arises  because  of the  imperfect correlation  between movements in the prices of the futures  contracts and movements in the prices of the underlying  instruments which are the subject of the hedge.  The  Sub-advisor  will,  however,  attempt to reduce this risk by entering into futures  contracts whose movements,  in its judgment,  will have a  significant  correlation  with  movements in the prices of a Fund's  underlying  instruments sought to be hedged.

..........         Successful  use of futures  contracts by a Fund for hedging  purposes is also subject to a  Sub-advisor's  ability to correctly  predict  movements in the direction of the market.  It is possible that, when a Fund has sold futures to hedge its portfolio against a decline in the market, the index,  indices, or underlying  instruments on which the futures are written might advance and the value of the underlying  instruments  held in the Fund's  portfolio  might  decline.  If this were to occur, a Fund would lose money on the futures and also would experience a decline in value in its underlying  instruments.  However,  while this might occur to a certain degree,  the  Sub-advisor  may believe that over time the value of a Fund's  portfolio  will tend to move in the same  direction as the market indices which are intended to correlate to the price  movements of the underlying  instruments  sought to be hedged.  It is also possible  that if a Fund were to hedge  against  the  possibility  of a decline  in the  market  (adversely  affecting  the  underlying instruments held in its portfolio) and prices instead  increased,  the Fund would lose part or all of the benefit of increased value of those underlying  instruments that it has hedged,  because it would have offsetting losses in its futures  positions.  In addition,  in such  situations,  if a Fund had  insufficient  cash,  it might have to sell  underlying  instruments  to meet daily  variation  margin requirements.  Such sales of underlying  instruments  might be, but would not necessarily be, at increased  prices (which would reflect the rising market).  A Fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

..........         In addition to the possibility that there might be an imperfect correlation,  or no correlation at all, between price movements in the futures  contracts and the portion of the portfolio being hedged,  the price movements of futures  contracts might not correlate perfectly with price movements in the underlying  instruments due to certain market  distortions.  First, all participants in the  futures  market are  subject to margin  deposit and  maintenance  requirements.  Rather than  meeting  additional  margin  deposit requirements,  investors might close futures  contracts through  offsetting  transactions  which could distort the normal  relationship between the underlying  instruments and futures markets.  Second,  the margin  requirements in the futures market are less onerous than margin  requirements in the securities  markets,  and as a result the futures market might attract more speculators than the securities markets do.  Increased  participation  by speculators in the futures market might also cause  temporary price  distortions.  Due to the possibility of price  distortion in the futures  market and also because of the imperfect  correlation  between price  movements in the underlying  instruments  and  movements in the prices of futures  contracts,  even a correct  forecast of general  market trends by the
Sub-advisor might not result in a successful hedging transaction over a very short time period.

         Certain  Risks of  Options  on  Futures  Contracts.  A Fund may seek to close out an option  position  by writing or buying an offsetting  option  covering the same index,  underlying  instruments,  or contract and having the same exercise  price and  expiration date.  The ability to  establish  and close out  positions on such options  will be subject to the  maintenance  of a liquid  secondary market.  Reasons for the absence of a liquid  secondary  market on an exchange  include the  following:  (i) there may be  insufficient trading interest in certain options;  (ii) restrictions may be imposed by an exchange on opening  transactions or closing  transactions or both;  (iii)  trading  halts,  suspensions  or other  restrictions  may be imposed with respect to  particular  classes or series of options, or underlying  instruments;  (iv) unusual or unforeseen  circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing  corporation may not at all times be adequate to handle current trading volume;  or (vi) one or more exchanges could,  for economic or other reasons,  decide or be compelled at some future date to discontinue the trading of options
(or a  particular  class or series of  options),  in which event the  secondary  market on that  exchange (or in the class or series of options)  would cease to exist,  although  outstanding  options on the  exchange  that had been issued by a clearing  corporation  as a result of trades on that exchange would continue to be  exercisable in accordance  with their terms.  There is no assurance that higher than  anticipated  trading  activity or other  unforeseen  events might not, at times,  render  certain of the facilities of any of the clearing corporations  inadequate,  and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

         Foreign Futures and Options.  Participation  in foreign futures and foreign  options  transactions  involves the execution and clearing of trades on or subject to the rules of a foreign board of trade.  Neither the National  Futures  Association nor any domestic exchange regulates activities of any foreign boards of trade,  including the execution,  delivery and clearing of transactions,  or has the power to compel  enforcement  of the rules of a foreign  board of trade or any  applicable  foreign  law.  This is true even if the exchange is formally  linked to a domestic  market so that a position taken on the market may be liquidated by a transaction on another market.  Moreover,  such laws or  regulations  will vary  depending  on the  foreign  country in which the  foreign  futures or foreign options  transaction  occurs.  For these reasons,  customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective  measures provided by the Commodity  Exchange Act, the CFTC regulations and the rules of the National Futures
Association and any domestic exchange,  including the right to use reparations  proceedings before the CFTC and arbitration proceedings provided by the National  Futures  Association  or any domestic  futures  exchange.  In  particular,  funds received from customers for foreign futures or foreign options  transactions  may not be provided the same protections as funds received in respect of transactions on United States futures  exchanges.  In addition,  the price of any foreign futures or foreign options  contract and,  therefore,  the potential  profit and loss  thereon may be affected by any  variance in the foreign  exchange  rate between the time an order is placed and the time it is liquidated, offset or exercised.

         Foreign  Currency  Contracts.  A forward  foreign  currency  exchange  contract  involves an  obligation to purchase or sell a specific  currency at a future date,  which may be any fixed  number of days from the date of the contract  agreed upon by the parties, at a price set at the time of the  contract.  These  contracts  are  principally  traded in the  interbank  market  conducted  directly between  currency  traders  (usually  large,  commercial  banks)  and their  customers.  A forward  contract  generally  has no deposit requirement, and no commissions are charged at any stage for trades.

..........Depending on the  applicable  investment  policies and  restrictions  applicable  to a Fund, a Fund may  generally  enter into forward foreign currency  exchange  contracts under two  circumstances.  First,  when a Fund enters into a contract for the purchase or sale of a  security  denominated  in or  exposed  to a  foreign  currency,  it may  desire to "lock  in" the U.S.  dollar  price of the security.  By entering  into a forward  contract  for the  purchase or sale,  for a fixed  amount of dollars,  of the amount of foreign currency  involved in the underlying  security  transactions,  the Fund may be able to protect itself against a possible loss resulting from an adverse change in the  relationship  between the U.S.  dollar and the subject  foreign  currency  during the period between the date the security is purchased or sold and the date on which payment is made or received.

..........Second,  when a  Sub-advisor  believes  that the currency of a particular  foreign  country may suffer or enjoy a  substantial movement against another  currency,  including the U.S.  dollar,  it may enter into a forward contract to sell or buy the amount of the former  foreign  currency,  approximating  the value of some or all of a Fund's  securities  denominated  in or exposed to such foreign currency.  Alternatively,  where  appropriate,  a Fund may hedge all or part of its  foreign  currency  exposure  through  the use of a basket of currencies or a proxy currency where such  currencies or currency act as an effective proxy for other  currencies.  In such a case,  a Fund may enter into a forward  contract  where the amount of the foreign  currency to be sold  exceeds the value of the Fund's securities  denominated in or exposed to such currency.  The use of this basket hedging  technique may be more efficient and economical than entering into separate  forward  contracts for each currency held in a Fund. The precise  matching of the forward contract amounts and the value of the  securities  involved  will not  generally  be  possible  since the  future  value of such  securities  in foreign currencies will change as a consequence of market movements in the value of those  securities  between the date the forward contract is entered  into and the date it matures.  The  projection  of  short-term  currency  market  movement  is  extremely  difficult,  and the successful execution of a short-term hedging strategy is highly uncertain.

..........As indicated  above,  it is impossible to forecast  with  absolute  precision the market value of portfolio  securities at the expiration of the forward contract.  Accordingly,  it may be necessary for a Fund to purchase  additional  foreign currency on the spot market (and bear the expense of such  purchase) if the market value of the security is less than the amount of foreign  currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign  currency.  Conversely,  it may be necessary to sell on the spot market some of the foreign  currency  received upon the sale of the  portfolio  security if its market value  exceeds  the  amount of foreign  currency  a Fund is  obligated  to  deliver.  However,  as noted,  in order to avoid  excessive transactions  and  transaction  costs, a Fund may use liquid assets  denominated in any currency to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

..........If a Fund retains the portfolio  security and engages in an offsetting  forward  contract  transaction,  the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward  contract  prices.  If the Fund engages in an offsetting  transaction,  it may  subsequently  enter into a new forward contract to sell the foreign  currency.  Should forward prices decline during the period between a Fund's entering into a forward  contract for the sale of a foreign  currency and the date it enters into an  offsetting  contract  for the  purchase of the foreign  currency,  the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase.  Should  forward  prices  increase,  a Fund will  suffer a loss to the extent of the price of the  currency  it has agreed to  purchase  exceeds  the price of the  currency it has agreed to sell.

..........Currency  Futures  Contracts  and Related  Options.  A currency  futures  contract  sale creates an  obligation  by a Fund, as seller,  to deliver  the amount of currency  called for in the  contract at a  specified  future time for a special  price.  A currency futures  contract  purchase  creates an obligation  by a Fund,  as purchaser,  to take delivery of an amount of currency at a specified future time at a specified price.  Unlike forward foreign currency exchange  contracts,  currency futures contracts are standardized as to amount and delivery  period and are traded on boards of trade and  commodities  exchanges.  Although  the terms of currency  futures contracts  specify actual  delivery or receipt,  in most instances the contracts are closed out before the settlement  date without the making or taking of delivery of the  currency.  Closing out of a currency  futures  contract is effected by entering into an offsetting purchase or sale transaction.  Unlike a currency futures  contract,  which requires the parties to buy and sell currency on a set date, an option on a  currency  futures  contract  entitles  its  holder to decide on or before a future  date  whether  to enter into such a contract.  If the holder decides not to enter into the contract, the premium paid for the option is fixed at the point of sale.

         Interest  Rate Swaps and  Interest  Rate Caps and Floors.  Interest  rate swaps  involve the exchange by the Fund with another party of their  respective  commitments  to pay or receive  interest,  e.g.,  an  exchange  of floating  rate  payments  for fixed rate payments.  The exchange  commitments can involve payments to be made in the same currency or in different  currencies.  The purchase of an interest rate cap entitles the purchaser,  to the extent that a specified  index exceeds a  predetermined  interest rate, to receive payments of interest on a  contractually  based  principal  amount from the party  selling the  interest  rate cap.  The purchase of an interest  rate floor  entitles the  purchaser,  to the extent that a specified  index falls below a  predetermined  interest  rate,  to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

Hybrid Instruments:

         Hybrid instruments  combine the elements of futures contracts or options with those of debt,  preferred equity or a depository instrument.  The risks of investing in hybrid  instruments  reflect a combination of the risks from  investing in  securities,  futures and currencies,  including  volatility and lack of liquidity.  Reference is made to the discussion of futures and forward  contracts in this SAI for a discussion of these risks.  Further,  the prices of the hybrid  instrument and the related commodity or currency may not move in the same direction or at the same time.  Hybrid  instruments  may bear interest or pay preferred  dividends at below market (or even  relatively  nominal)  rates.  In  addition,  because  the  purchase  and  sale of  hybrid  instruments  could  take  place  in an over-the-counter  market or in a private  transaction between a Fund and the seller of the hybrid instrument,  the  creditworthiness of the other party to the  transaction  would be a risk factor which a Fund would have to  consider.  Hybrid  instruments  also may not be subject to the regulation of the CFTC,  which  generally  regulates the trading of commodity  futures by U.S.  persons,  the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

..........Foreign Currency  Exchange-Related  Securities.  Certain Funds may invest in foreign  currency  warrants,  principal  exchange rate linked securities and performance indexed paper.

..........         Foreign  Currency  Warrants.  Foreign  currency  warrants are warrants which entitle the holder to receive from their issuer an amount of cash  (generally,  for warrants  issued in the United States,  in U.S.  dollars) which is calculated  pursuant to a predetermined  formula and based on the exchange rate between a specified  foreign currency and the U.S. dollar as of the exercise date of the warrant.  Foreign  currency  warrants  generally are exercisable upon their issuance and expire as of a specified date and time.
Foreign currency warrants have been issued in connection with U.S.  dollar-denominated  debt offerings by major corporate issuers in an attempt to reduce the foreign  currency  exchange risk which,  from the point of view of prospective  purchasers of the securities,  is inherent in the  international  fixed-income  marketplace.  Foreign  currency  warrants may attempt to reduce the foreign exchange risk assumed  by  purchasers  of a  security  by, for  example,  providing  for a  supplemental  payment  in the event that the U.S.  dollar depreciates  against the value of a major foreign  currency such as the Japanese Yen. The formula used to determine the amount  payable upon exercise of a foreign currency warrant may make the warrant  worthless unless the applicable  foreign currency exchange rate moves in a particular  direction (e.g.,  unless the U.S. dollar  appreciates or depreciates  against the particular foreign currency to which the warrant is linked or indexed).  Foreign  currency  warrants are severable from the debt obligations with which they may be offered, and may be listed on  exchanges.  Foreign  currency  warrants  may be  exercisable  only in certain  minimum  amounts,  and an investor wishing to exercise  warrants who  possesses  less than the minimum  number  required  for exercise may be required  either to sell the warrants  or to  purchase  additional  warrants,  thereby  incurring  additional  transaction  costs.  In the case of any  exercise  of warrants,  there may be a time delay  between the time a holder of warrants  gives  instructions  to exercise and the time the exchange rate relating to exercise is determined,  during which time the exchange rate could change  significantly,  thereby  affecting both the market and cash  settlement  values of the warrants  being  exercised.  The  expiration  date of the warrants may be accelerated if the warrants  should be delisted from an exchange or if their trading  should be suspended  permanently,  which would result in the loss of any  remaining  "time value" of the warrants  (i.e.,  the  difference  between the current  market value and the exercise  value of the warrants),  and, in the case the warrants were  "out-of-the-money,"  in a total loss of the purchase  price of the  warrants.  Warrants are generally unsecured  obligations of their issuers and are not standardized  foreign currency options issued by the Options Clearing
Corporation  ("OCC").  Unlike foreign  currency  options issued by OCC, the terms of foreign  exchange  warrants  generally will not be amended in the event of  governmental  or  regulatory  actions  affecting  exchange  rates or in the event of the  imposition  of other regulatory  controls  affecting the international  currency markets.  The initial public offering price of foreign currency warrants is generally  considerably in excess of the price that a commercial  user of foreign  currencies  might pay in the interbank  market for a comparable option involving  significantly  larger amounts of foreign currencies.  Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

..........         Principal  Exchange Rate Linked  Securities.  Principal  exchange rate linked  securities  are debt  obligations  the principal  on which is payable at  maturity  in an amount  that may vary  based on the  exchange  rate  between  the U.S.  dollar and a particular  foreign currency at or about that time. The return on "standard"  principal  exchange rate linked securities is enhanced if the foreign currency to which the security is linked  appreciates  against the U.S. dollar,  and is adversely  affected by increases in the  foreign  exchange  value of the  U.S.  dollar.  "Reverse"  principal  exchange  rate  linked  securities  are like the  "standard"
securities,  except that their return is enhanced by increases in the value of the U.S.  dollar and adversely  impacted by increases in the value of foreign  currency.  Interest  payments on the  securities  are  generally  made in U.S.  dollars at rates that reflect the degree of foreign  currency risk assumed or given up by the purchaser of the notes (i.e.,  at relatively  higher  interest rates if the purchaser  has assumed some of the foreign  exchange  risk, or relatively  lower  interest  rates if the issuer has assumed some of the foreign  exchange risk,  based on the expectations of the current  market).  Principal  exchange rate linked  securities may in limited cases be subject to acceleration of maturity (generally,  not without the consent of the holders of the securities),  which may have an adverse impact on the value of the principal payment to be made at maturity.

..........         Performance Indexed Paper. Performance indexed paper is U.S.  dollar-denominated  commercial paper the yield of which is linked to certain  foreign  exchange  rate  movements.  The yield to the investor on  performance  indexed paper is  established  at maturity as a function of spot exchange rates between the U.S.  dollar and a designated  currency as of or about that time  (generally, the spot  exchange  rate two days  prior to  maturity).  The yield to the  investor  will be within a range  stipulated  at the time of purchase of the obligation,  generally with a guaranteed  minimum rate of return that is below, and a potential  maximum rate of return that is above,  market yields on U.S.  dollar-denominated  commercial  paper,  with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

..........Zero-Coupon  Securities.  Zero-coupon  securities pay no cash income and are sold at substantial discounts from their value at maturity.  When held to maturity,  their entire income, which consists of accretion of discount,  comes from the difference between the issue price and their value at  maturity.  Zero-coupon  securities  are subject to greater  market  value  fluctuations  from  changing interest  rates than debt  obligations  of comparable  maturities  which make current  distributions  of interest  (cash).  Zero-coupon securities  which are  convertible  into common stock offer the  opportunity  for capital  appreciation  as increases (or decreases) in market value of such  securities  closely  follows the  movements  in the market  value of the  underlying  common  stock.  Zero-coupon convertible  securities  generally are expected to be less volatile than the underlying  common stocks, as they usually are issued with maturities of 15 years or less and are issued with options  and/or  redemption  features  exercisable  by the holder of the  obligation entitling the holder to redeem the obligation and receive a defined cash payment.

..........Zero-coupon  securities include  securities issued directly by the U.S.  Treasury,  and U.S. Treasury bonds or notes and their unmatured  interest  coupons and  receipts for their  underlying  principal  ("coupons")  which have been  separated  by their  holder, typically a custodian bank or investment  brokerage  firm. A holder will separate the interest  coupons from the  underlying  principal
(the "corpus") of the U.S.  Treasury  security.  A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial  receipt  programs  with a number of different  names,  including  Treasury  Income  Growth  Receipts
("TIGRSTM") and Certificate of Accrual on Treasuries  ("CATSTM").  The underlying U.S.  Treasury bonds and notes themselves are held in book-entry  form at the Federal  Reserve  Bank or, in the case of bearer  securities  (i.e.,  unregistered  securities  which are owned ostensibly  by the  bearer or holder  thereof),  in trust on  behalf  of the  owners  thereof.  Counsel  to the  underwriters  of these certificates  or other  evidences  of ownership  of the U.S.  Treasury  securities  have stated  that,  for federal tax and  securities purposes,  in their opinion  purchasers of such  certificates,  such as a Fund, most likely will be deemed the beneficial holder of the underlying U.S. Government securities.

..........The U.S.  Treasury has  facilitated  transfers of  ownership  of  zero-coupon  securities  by  accounting  separately  for the beneficial  ownership of particular  interest coupon and corpus payments on Treasury  securities through the Federal Reserve book-entry record  keeping  system.  The Federal  Reserve  program as  established  by the Treasury  Department  is known as "STRIPS" or "Separate
Trading of Registered  Interest and Principal of  Securities."  Under the STRIPS  program,  a Fund will be able to have its  beneficial ownership of zero-coupon  securities recorded directly in the book-entry  record-keeping  system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

..........When U.S. Treasury  obligations have been stripped of their unmatured  interest coupons by the holder, the principal or corpus is sold at a deep  discount  because the buyer  receives  only the right to receive a future fixed payment on the security and does not receive any rights to periodic  interest (cash)  payments.  Once stripped or separated,  the corpus and coupons may be sold separately.
Typically,  the coupons are sold  separately  or grouped  with other  coupons with like  maturity  dates and sold bundled in such form.
Purchasers of stripped  obligations  acquire,  in effect,  discount  obligations  that are  economically  identical to the  zero-coupon securities that the Treasury sells itself.

..........When-Issued  Securities.  The price of  when-issued  securities,  which may be expressed in yield terms,  is fixed at the time the  commitment to purchase is made,  but delivery and payment for the  when-issued  securities  take place at a later date.  Normally, the settlement date occurs within 90 days of the purchase.  During the period between  purchase and  settlement,  no payment is made by a Fund to the issuer and no interest  accrues to such Fund.  Forward  commitments  involve a risk of loss if the value of the  security to be purchased  declines  prior to the  settlement  date,  which risk is in addition to the risk of decline in value of a Fund's other assets.  While  when-issued  securities may be sold prior to the settlement  date, a Fund generally will purchase such  securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

..........Mortgage-Backed  Securities.  When a Fund  owns a  mortgage-backed  security,  principal  and  interest  payments  made on the mortgages in an underlying  mortgage pool are passed through to a Fund.  Unscheduled  prepayments of principal  shorten the securities'
weighted  average life and may lower their total return.  (When a mortgage in the underlying  mortgage pool is prepaid,  an unscheduled principal  prepayment is passed  through to a Fund.  This principal is returned to a Fund at par. As a result,  if a mortgage  security were trading at a premium,  its total return would be lowered by  prepayments,  and if a mortgage  security were trading at a discount, its total return would be increased by  prepayments.)  The value of these securities also may change because of changes in the market's perception of the  creditworthiness  of the federal  agency that issued them. In addition,  the mortgage  securities  market in general may be adversely affected by changes in governmental regulation or tax policies.

..........Asset-Backed  Securities.  Asset-backed  securities  directly or  indirectly  represent a  participation  interest  in, or are secured by and payable  from, a stream of payments  generated by particular  assets such as motor  vehicle or credit card  receivables.
Payments of principal and interest may be  guaranteed up to certain  amounts and for a certain time period by a letter of credit issued by a financial  institution  unaffiliated  with the entities  issuing the  securities.  Asset-backed  securities  may be  classified as pass-through certificates or collateralized obligations.

..........Pass-through  certificates  are  asset-backed  securities  which represent an undivided  fractional  ownership  interest in an underlying  pool of assets.  Pass-through  certificates  usually  provide for payments of principal and interest  received to be passed through to their  holders,  usually  after  deduction  for certain  costs and  expenses  incurred in  administering  the pool.  Because pass-through  certificates  represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.  See "Types of Credit Support" below.

..........Asset-backed  securities  issued in the form of debt  instruments,  also known as  collateralized  obligations,  are generally issued as the debt of a special  purpose  entity  organized  solely for the purpose of owning such assets and issuing  such debt.  Such assets are most often trade,  credit card or automobile  receivables.  The assets  collateralizing  such  asset-backed  securities  are pledged to a trustee or  custodian  for the benefit of the holders  thereof.  Such  issuers  generally  hold no assets other than those underlying  the  asset-backed  securities  and any  credit  support  provided.  As a result,  although  payments  on such  asset-backed securities  are  obligations of the issuers,  in the event of defaults on the underlying  assets not covered by any credit support (see
"Types of Credit  Support"),  the issuing entities are unlikely to have sufficient  assets to satisfy their  obligations on the related asset-backed securities.

..........         Methods of Allocating  Cash Flows.  While many  asset-backed  securities  are issued with only one class of security, many  asset-backed  securities are issued in more than one class,  each with  different  payment  terms.  Multiple  class  asset-backed securities  are issued for two main reasons.  First,  multiple  classes may be used as a method of providing  credit  support.  This is accomplished  typically  through  creation  of one or more  classes  whose  right to  payments  on the  asset-backed  security  is made subordinate to the right to such payments of the remaining class or classes.  See "Types of Credit Support."  Second,  multiple classes may permit the issuance of securities  with payment terms,  interest rates or other  characteristics  differing both from those of each other and from those of the underlying assets.  Examples include so-called "strips"  (asset-backed  securities  entitling the holder to disproportionate  interests  with  respect to the  allocation  of interest  and  principal  of the assets  backing the  security),  and securities with a class or classes having  characteristics  which mimic the  characteristics of  non-asset-backed  securities,  such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

..........         Asset-backed  securities in which the payment  streams on the underlying  assets are allocated in a manner  different than those  described  above may be issued in the future.  A Fund may invest in such  asset-backed  securities  if such  investment  is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Fund.

..........         Types of Credit Support.  Asset-backed  securities are often backed by a pool of assets  representing the obligations of a number of different parties.  To lessen the effect of failures by obligors on underlying assets to make payments,  such securities may contain  elements of credit  support.  Such credit support falls into two classes:  liquidity  protection  and  protection  against ultimate default by an obligor on the underlying  assets.  Liquidity  protection refers to the provision of advances,  generally by the entity  administering  the pool of assets,  to ensure that  scheduled  payments on the  underlying  pool are made in a timely  fashion.
Protection  against  ultimate  default  ensures  ultimate  payment of the  obligations on at least a portion of the assets in the pool.
Such  protection may be provided  through  guarantees,  insurance  policies or letters of credit  obtained from third parties,  through various means of structuring the  transaction or through a combination of such  approaches.  Examples of  asset-backed  securities with credit support arising out of the structure of the transaction include  "senior-subordinated  securities"  (multiple class asset-backed securities with certain classes  subordinate to other classes as to the payment of principal thereon,  with the result that defaults on the underlying assets are borne first by the holders of the subordinated  class) and asset-backed  securities that have "reserve funds"
(where cash or  investments,  sometimes  funded from a portion of the initial  payments on the underlying  assets,  are held in reserve against  future  losses) or that have been "over  collateralized"  (where the scheduled  payments on, or the  principal  amount of, the underlying  assets  substantially  exceeds that required to make payment of the asset-backed  securities and pay any servicing or other fees).  The degree of credit  support  provided on each issue is based  generally on  historical  information  respecting  the level of credit risk associated with such payments.  Delinquency or loss in excess of that  anticipated  could adversely affect the return on an investment in an  asset-backed  security.  Additionally,  if a letter of credit is exhausted,  holders of  asset-backed  securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized.

..........         Automobile  Receivable  Securities.  Asset-backed  securities  may  be  backed  by  receivables  from  motor  vehicle installment  sales contracts or installment loans secured by motor vehicles  ("Automobile  Receivable  Securities").  Since installment sales contracts for motor vehicles or installment loans related thereto ("Automobile  Contracts")  typically have shorter durations and lower  incidences  of  prepayment,  Automobile  Receivable  Securities  generally  will  exhibit  a shorter  average  life and are less susceptible to prepayment risk.

..........         Most  entities  that issue  Automobile  Receivable  Securities  create an  enforceable  interest in their  respective
Automobile  Contracts  only by filing a financing  statement and by having the servicer of the Automobile  Contracts,  which is usually the originator of the Automobile  Contracts,  take custody thereof. In such circumstances,  if the servicer of the Automobile Contracts were to sell the same  Automobile  Contracts to another  party,  in violation of its obligation not to do so, there is a risk that such party could  acquire an interest in the  Automobile  Contracts  superior to that of the holders of  Automobile  Receivable  Securities.
Also although most  Automobile  Contracts grant a security  interest in the motor vehicle being  financed,  in most states the security interest in a motor vehicle must be noted on the  certificate of title to create an enforceable  security  interest  against  competing claims of other parties.  Due to the large number of vehicles  involved,  however,  the certificate of title to each vehicle  financed, pursuant to the Automobile  Contracts underlying the Automobile  Receivable Security,  usually is not amended to reflect the assignment of the seller's  security  interest for the benefit of the holders of the Automobile  Receivable  Securities.  Therefore,  there is the possibility that recoveries on repossessed  collateral may not, in some cases, be available to support  payments on the securities.  In addition,  various  state and  federal  securities  laws give the motor  vehicle  owner the right to assert  against  the holder of the owner's  Automobile  Contract  certain  defenses such owner would have against the seller of the motor  vehicle.  The assertion of such defenses could reduce payments on the Automobile Receivable Securities.

..........         Credit Card Receivable  Securities.  Asset-backed  securities may be backed by receivables from revolving credit card agreements  ("Credit Card Receivable  Securities").  Credit balances on revolving  credit card  agreements  ("Accounts")  are generally paid down more rapidly than are  Automobile  Contracts.  Most of the Credit Card  Receivable  Securities  issued  publicly to date have been Pass-Through  Certificates.  In order to lengthen the maturity of Credit Card Receivable Securities,  most such securities provide for a fixed period  during which only  interest  payments on the  underlying  Accounts  are passed  through to the security  holder and principal  payments  received on such Accounts are used to fund the transfer to the pool of assets  supporting  the related Credit Card
Receivable  Securities of additional  credit card charges made on an Account.  The initial fixed period  usually may be shortened  upon the occurrence of specified events which signal a potential  deterioration  in the quality of the assets backing the security,  such as the  imposition  of a cap on  interest  rates.  The  ability  of the issuer to extend  the life of an issue of Credit  Card  Receivable
Securities thus depends upon the continued  generation of additional  principal  amounts in the underlying  accounts during the initial period and the  non-occurrence  of specified  events.  An acceleration in cardholders'  payment rates or any other event which shortens the period during which  additional  credit card charges on an Account may be transferred to the pool of assets  supporting the related
Credit Card Receivable Security could shorten the weighted average life and reduce the yield of the Credit Card Receivable Security.

..........         Credit card holders are entitled to the  protection of a number of state and federal  consumer  credit laws,  many of which give such holder the right to set off certain amounts against  balances owed on the credit card,  thereby  reducing  amounts paid on Accounts.  In addition, unlike most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

..........Warrants.  Warrants  basically are options to purchase  equity  securities at a specific price valid for a specific  period of time.  They do not represent  ownership of the  securities but only the right to buy them.  Investments in warrants are  speculative in that  warrants  have no voting  rights,  pay no  dividends,  and have no rights with respect to the assets of the  corporation  issuing them.  Warrants  differ from call options in that  warrants  are issued by the issuer of the  security  which may be purchased on their exercise,  whereas  call options may be written or issued by anyone.  The prices of warrants do not  necessarily  move  parallel to the prices of the underlying securities.

..........Certain Risks of Foreign Investing:

..........         Currency  Fluctuations.  Investment in securities  denominated in foreign currencies involves certain risks. A change in the value of any such currency  against the U.S. dollar will result in a  corresponding  change in the U.S. dollar value of a Fund's assets  denominated  in that  currency.  Such changes will also affect a Fund's income.  Generally,  when a given currency  appreciates against  the dollar (the  dollar  weakens)  the value of a Fund's  securities  denominated  in that  currency  will rise.  When a given currency depreciates against the dollar (the dollar strengthens),  the value of a Fund's securities  denominated in that currency would be expected to decline.

..........         Investment and Repatriation  Restrictions.  Foreign investment in the securities markets of certain foreign countries is restricted  or  controlled  in varying  degrees.  These  restrictions  may at times limit or preclude  investment in certain of such countries  and may  increase  the cost  and  expenses  of a Fund.  Investments  by  foreign  investors  are  subject  to a  variety  of restrictions in many developing countries.  These restrictions may take the form of prior governmental  approval,  limits on the amount or type of  securities  held by  foreigners,  and limits on the types of  companies  in which  foreigners  may  invest.  Additional  or different  restrictions may be imposed at any time by these or other countries in which a Fund invests.  In addition,  the repatriation of both  investment  income and capital  from several  foreign  countries is  restricted  and  controlled  under  certain  regulations, including in some cases the need for certain government consents.

..........         Market  Characteristics.  Foreign  securities  may be purchased  in  over-the-counter  markets or on stock  exchanges located in the countries in which the respective  principal  offices of the issuers of the various  securities are located,  if that is the best  available  market.  Foreign stock  markets are  generally  not as developed or efficient  as, and may be more volatile  than, those in the United  States.  While  growing in volume,  they usually  have  substantially  less volume than U.S.  markets and a Fund's securities  may be less liquid and more  volatile  than  securities  of  comparable  U.S.  companies.  Equity  securities  may trade at price/earnings  multiples higher than comparable U.S.  securities and such levels may not be sustainable.  Commissions on foreign stock exchanges,  which may be fixed, may generally be higher than negotiated  commissions on U.S.  exchanges,  although a Fund will endeavor to achieve  the most  favorable  net  results on its  portfolio  transactions.  There is  generally  less  government  supervision  and regulation of foreign stock  exchanges,  brokers and listed  companies than in the United States.  Moreover,  settlement  practices for transactions in foreign markets may differ from those in U.S.  markets,  and may include delays beyond periods  customary in the United
States.

..........         Political  and  Economic  Factors.  Individual  foreign  economies  of  certain  countries  may differ  favorably  or unfavorably  from the United  States'  economy  in such  respects  as growth of gross  national  product,  rate of  inflation,  capital reinvestment,  resource  self-sufficiency and balance of payments position.  The internal politics of certain foreign countries are not as stable as in the United States.  Moreover,  as the result of the prevailing  political  climate,  the Fund may not be able to obtain legal remedies or enforce judgements in foreign countries.

..........         Governments in certain foreign countries continue to participate to a significant degree,  through ownership interest or  regulation,  in their  respective  economies.  Action by these  governments  could have a  significant  effect on market  prices of securities and payment of dividends.  The economies of many foreign  countries are heavily dependent upon  international  trade and are accordingly  affected by protective trade barriers and economic  conditions of their trading  partners.  The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

..........         Information  and  Supervision.  There is generally  less  publicly  available  information  about  foreign  companies comparable to reports and ratings that are published  about  companies in the United States.  Foreign  companies are also generally not subject to uniform accounting,  auditing and financial reporting standards,  practices and requirements  comparable to those applicable to U.S. companies.

..........         Taxes.  The  dividends  and  interest  payable on certain of a Fund's  foreign  securities  may be subject to foreign withholding  taxes,  thus  reducing the net amount of income  available  for  distribution  to the Fund's  shareholders.  A shareholder otherwise  subject to U.S.  federal income taxes may,  subject to certain  limitations,  be entitled to claim a credit or deduction for
U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund.

..........         Costs.  Investors should  understand that the expense ratio of a Fund investing  primarily in foreign  securities can be expected to be higher than  investment  companies  investing in domestic  securities  since the cost of  maintaining  the custody of foreign securities and the rate of advisory fees paid by a Fund are higher.

..........         Other. With respect to certain foreign countries,  especially  developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations,  expropriation or confiscatory  taxation,  limitations on the removal of funds or other assets of a Fund,  political or social  instability,  or diplomatic  developments  which could affect  investments by
U.S. persons in those countries.

..........         Eastern Europe.  Changes  occurring in Eastern Europe and Russia today could have long-term  potential  consequences.
As restrictions  fall, this could result in rising standards of living,  lower  manufacturing  costs,  growing consumer  spending,  and substantial  economic  growth.  However,  investment in the countries of Eastern Europe and Russia is highly  speculative at this time.
Political  and economic  reforms are too recent to establish a definite  trend away from  centrally-planned  economies  and state owned industries.  In many of the countries of Eastern Europe and Russia,  there is no stock exchange or formal market for  securities.  Such countries may also have  government  exchange  controls,  currencies  with no  recognizable  market value  relative to the  established currencies of western market economies,  little or no experience in trading in securities,  no financial reporting standards, a lack of a banking and  securities  infrastructure  to handle such trading,  and a legal  tradition  which does not recognize  rights in private property.  In addition,  these countries may have national  policies which restrict  investments in companies  deemed  sensitive to the country's national interest.  Further,  the governments in such countries may require  governmental or  quasi-governmental  authorities to act as custodian of a Fund's assets invested in such countries and these  authorities  may not qualify as a foreign  custodian under the 1940 Act and exemptive relief from such Act may be required.  All of these  considerations  are among the factors which could cause significant risks and uncertainties to investment in Eastern Europe and Russia.

..........         Latin  America.  The  political  history of certain Latin  American  countries  has been  characterized  by political uncertainty,  intervention by the military in civilian and economic  spheres,  and political  corruption.  Such  developments,  if they were to reoccur,  could reverse  favorable  trends toward market and economic reform,  privatization  and removal of trade barriers and result in significant disruption in securities markets.  Persistent levels of inflation or in some cases,  hyperinflation,  have led to high interest  rates,  extreme  measures by  governments  to keep  inflation in check and a generally  debilitating  effect on economic growth.  Although  inflation in many  countries has lessened,  there is no guarantee it will remain at lower  levels.  In addition,  of developing  countries,  a number of Latin  American  countries are also among the largest  debtors.  There have been  moratoria on, and reschedulings  of,  repayment  with respect to these debts.  Such events can restrict the  flexibility  of these debtor  nations in the international markets and result in the imposition of onerous conditions on their economies.

..........         Certain Latin American  countries may have managed  currencies which are maintained at artificial  levels to the U.S.
dollar rather than at levels  determined by the market.  This type of system can lead to sudden and large  adjustments  in the currency which,  in turn, can have a disruptive and negative  effect on foreign  investors.  Certain Latin American  countries also may restrict the free conversion of their currency into foreign  currencies,  including the U.S.  dollar.  There is no significant  foreign exchange market for certain  currencies and it would, as a result, be difficult for a Fund to engage in foreign currency  transactions  designed to protect the value of the Fund's interests in securities denominated in such currencies.

Illiquid and Restricted Securities:

         Subject to limitations  discussed in the Company's  Prospectus under "Certain Risk Factors and Investment  Methods," the Funds
generally may invest in illiquid  securities.  Illiquid  securities  include securities subject to contractual or legal restrictions on resale  (e.g.,  because  they have not been  registered  under the  Securities  Act of 1933,  as amended  (the  "Securities  Act")) and securities that are otherwise not readily  marketable  (e.g.,  because trading in the security is suspended or because market makers do not exist or will not entertain  bids or offers).  Securities  that have not been  registered  under the Securities Act are referred to as private  placements  or  restricted  securities  and are purchased  directly  from the issuer or in the  secondary  market.  Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

         Restricted  and other illiquid  securities may be subject to the potential for delays on resale and  uncertainty in valuation.
A Fund might be unable to dispose of illiquid  securities  promptly or at reasonable prices and might thereby experience  difficulty in satisfying  redemption  requests from shareholders.  A Fund might have to register  restricted  securities in order to dispose of them, resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities.

         A large  institutional  market exists for certain  securities  that are not  registered  under the Securities  Act,  including foreign  securities.  The fact  that  there are  contractual  or legal  restrictions  on resale  to the  general  public or to  certain institutions may not be indicative of the liquidity of such investments.

         Rule 144A under the Securities Act allows such a broader  institutional  trading  market for securities  otherwise  subject to restrictions  on resale to the general  public.  Rule 144A  establishes  a "safe  harbor"  from the  registration  requirements  of the
Securities Act for resales of certain  securities to qualified  institutional  buyers.  Rule 144A has produced  enhanced  liquidity for many  restricted  securities,  and market  liquidity for such  securities may continue to expand as a result of this regulation and the consequent  existence of the PORTAL system,  which is an automated  system for the trading,  clearance and  settlement of  unregistered securities of domestic and foreign issuers sponsored by the National Association of Securities Dealers, Inc.

         Under  guidelines  adopted by the Company's Board of Directors,  a Fund's  Sub-Advisor may determine that particular Rule 144A securities,  and commercial paper issued in reliance on the private placement  exemption from registration  afforded by Section 4(2) of the Securities  Act, are liquid even though they are not registered.  A determination  of whether such a security is liquid or not is a question of fact. In making this  determination,  the Sub-Advisor will consider,  as it deems  appropriate  under the circumstances and among other  factors:  (1) the frequency of trades and quotes for the security;  (2) the number of dealers  willing to purchase or sell the security;  (3) the number of other potential purchasers of the security;  (4) dealer undertakings to make a market in the security;
(5) the nature of the security (e.g.,  debt or equity,  date of maturity,  terms of dividend or interest  payments,  and other material terms) and the nature of the marketplace  trades (e.g.,  the time needed to dispose of the security,  the method of soliciting  offers, and the mechanics of  transfer);  and (6) the rating of the security and the  financial  condition and prospects of the issuer.  In the case of commercial  paper,  the Sub-advisor will also determine that the paper (1) is not traded flat or in default as to principal and interest,  and (2) is rated in one of the two highest  rating  categories  by at least two  Nationally  Recognized  Statistical  Rating
Organizations  ("NRSROs")  or, if only one NRSRO rates the security,  by that NRSRO,  or, if the security is unrated,  the  Sub-advisor determines that it is of equivalent quality.

         Rule 144A  securities and Section 4(2)  commercial  paper that have been deemed liquid as described  above will continue to be monitored by the  Sub-advisor to determine if the security is no longer liquid as the result of changed  conditions.  Investing in Rule
144A  securities  or Section  4(2)  commercial  paper could have the effect of  increasing  the amount of a Fund's  assets  invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Repurchase Agreements:

         As stated in the  Prospectus  under  "Certain  Risk  Factors  and  Investment  Methods,"  certain  of the Funds may enter into repurchase  agreements.  In a repurchase  agreement,  an investor  (such as the Fund)  purchases a security  (known as the  "underlying security")  from a securities  dealer or bank. Any such dealer or bank must be deemed  creditworthy by the  Sub-advisor.  At that time, the bank or securities  dealer agrees to repurchase  the  underlying  security at a mutually  agreed upon price on a designated  future date.  The  repurchase  price may be higher than the purchase  price,  the  difference  being  income to the Fund,  or the purchase and repurchase  prices may be the same,  with interest at an agreed upon rate due to the Fund on repurchase.  In either case, the income to the Fund  generally  will be  unrelated  to the  interest  rate on the  underlying  securities.  Repurchase  agreements  must be "fully collateralized,"  in that the market value of the underlying  securities  (including accrued interest) must at all times be equal to or greater than the  repurchase  price.  Therefore,  a repurchase  agreement can be  considered a loan  collateralized  by the  underlying securities.

         Repurchase  agreements are generally for a short period of time,  often less than a week, and will generally be used by a Fund to invest  excess cash or as part of a temporary  defensive  strategy.  Repurchase  agreements  that do not provide for payment  within seven days will be  treated  as  illiquid  securities.  In the event of a  bankruptcy  or other  default by the seller of a  repurchase agreement,  the Fund could  experience both delays in liquidating the underlying  security and losses.  These losses could result from:
(a) possible  decline in the value of the  underlying  security  while the Fund is seeking to enforce its rights  under the  repurchase agreement;  (b) possible  reduced  levels of income or lack of access to income  during this period;  and (c) expenses of enforcing its rights.

Securities Lending:

         The Company has made  arrangements  for the Funds to lend  securities.  While a Fund may earn  additional  income from lending securities,  such  activity  is  incidental  to the  investment  objective  of the Fund.  In addition  to the  compensation  payable by borrowers  under  securities  loans,  a Fund would also earn income from the  investment of cash  collateral  for such loans.  Any cash collateral received by a Fund in connection with such loans normally will be invested in short-term  instruments.  However,  any losses resulting  from the  investment  of cash  collateral  would be borne by the lending Fund.  There is no assurance  that  collateral  for loaned securities will be sufficient to provide for recovery of interest,  dividends,  or other distributions paid in respect of loaned securities and not received by a Fund or to pay all expenses  incurred by a Fund in arranging the loans or in exercising  rights in the collateral in the event that loaned securities are not returned.

                                                  ADDITIONAL PERFORMANCE INFORMATION

         From time to time,  a Fund's  yield and total  return may be included in  advertisements,  sales  literature,  or  shareholder reports.  In  addition,  the Company may  advertise  the  effective  yield of the ASAF Money  Market  Fund.  All figures are based upon historical earnings and are not intended to indicate future performance.

ASAF MONEY MARKET FUND (the "Money Market Fund"):

..........In accordance  with  regulations  prescribed  by the SEC, the Company is required to compute the Money Market  Fund's  current annualized yield for a seven-day period in accordance with a specified  formula,  which does not take into  consideration  any realized or unrealized  gains or losses on its portfolio  securities.  This current  annualized  yield is computed by determining the net change
(exclusive of realized gains and losses on the sale of securities  and  unrealized  appreciation  and  depreciation)  in the value of a hypothetical  account having a balance of one share of the Money Market Fund at the beginning of such seven-day  period,  dividing such net change in account  value by the value of the  account  at the  beginning  of the period to  determine  the base  period  return and annualizing this quotient on a 365-day basis.

..........The SEC also  permits the Company to disclose the  effective  yield of the Money  Market Fund for the same  seven-day  period, which is the Fund's yield  determined on a compounded  basis.  The effective yield is calculated by compounding the  unannualized  base period return by adding one to the base period return,  raising the sum to a power equal to 365 divided by 7, and  subtracting one from the  result.  The  effective  yield  will be  slightly  higher  than the  yield  because  of the  compounding  effect  of this  assumed reinvestment.

..........The yield on amounts held in the Money Market Fund normally will fluctuate on a daily basis.  Therefore,  the disclosed  yield for any given past period is not an indication or  representation  of future yields or rates of return.  The Money Market Fund's actual yield is affected  by changes in interest  rates on money  market  securities,  the  average  portfolio  maturity of the  corresponding
Portfolio  in which the Money Market Fund  invests,  the types and quality of portfolio  securities  held by such Fund,  and the Fund's operating  expenses.  For instance,  the issuer or guarantor of a portfolio  security or the other party to a contract could default on its  obligation,  and this could cause the Fund's net asset  value to fall below $1. In  addition,  the income  earned by the Fund will fluctuate based on market  conditions,  interest rates and other factors.  In a low interest rate environment,  the yield for the Fund, after deduction of operating  expenses,  may be negative even though the yield before  deducting such expenses is positive.  A negative yield may also cause the Fund's net asset  value to fall below $1. The  Investment  Manager  may decide to  reimburse  certain of these expenses to the Fund in order to maintain a positive  yield,  however it is under no  obligation to do so and may cease doing so at any time without prior notice.

..........The current  yield and  effective  yield  calculations  for each class of shares of the ASAF Money Market Fund are shown below for the seven-day period ended October 31, 2003:

                                                     Class A      Class B      Class C      Class X

                         Current Yield                  0.50%        0.00%        0.00%        0.00%
                        Effective Yield                 0.50%        0.00%        0.00%        0.00%

ALL OTHER FUNDS:

..........Standardized  Average  Annual  Total  Return  Quotations.  "Total  return"  is one of the  primary  methods  used  to  measure performance and represents the percentage  change in value of a class of a Fund, or of a hypothetical  investment in a class of a Fund, over any period up to the lifetime of the class.  Average  annual total return  quotations  for Class A, B, C and X shares are computed by finding  the  average  annual  compounded  rates of return that would  cause a  hypothetical  investment  made on the first day of a designated  period to equal the ending  redeemable value of such  hypothetical  investment on the last day of the designated  period in accordance with the following formula:

                                                        .........P(1+T)n = ERV

         Where:     P      =   a hypothetical initial payment of $1,000

                    T      =   average annual total return

                    n      =   number of years

                    ERV    =   ending redeemable value of the hypothetical $1,000 initial payment made at the beginning of the designated period (or fractional portion thereof)

         The  computation  above  assumes  that the maximum  sales  charge  applicable  to a class of Fund shares is deducted  from the initial $1,000 payment,  and that all dividends and  distributions  made by a Fund are reinvested at net asset value ("NAV") during the designated period.  The average annual total return quotation is determined to the nearest 1/100 of 1%.

         Total return  percentages  for periods longer than one year will usually be accompanied by total return  percentages  for each year within the period and/or by the average  annual  compounded  total return for the period.  The income and capital  components of a given return may be separated and portrayed in a variety of ways in order to illustrate  their relative  significance.  Performance may also be portrayed in terms of cash or investment  values,  without  percentages.  Past  performance  cannot  guarantee  any  particular future  result.  In determining  the average  annual total return  (calculated  as provided  above),  recurring  fees, if any, that are charged to all  shareholder  accounts are taken into  consideration.  For any account fees that vary with the size of the account,  the account fee used for  purposes of the above  computation  is assumed to be the fee that would be charged to the mean  account size of a class of the Fund.

         In  addition,  with respect to the Class X shares,  a  standardized  return will reflect the impact of the 2.5% bonus  shares.
The impact of the bonus  shares on total  return is  particularly  pronounced  for shorter  periods for which total return is measured, such as one and three years.  You should take this into  consideration  in any  comparison of total return  between the Funds and other mutual funds.  For a discussion of the Class X bonus shares, see the Company's Prospectus under "How to Buy Shares."

         The total return of each class of shares of each Fund that had  commenced  operations  prior to October 31,  2002,  other than the Money Market Fund, computed as of October 31, 2003, is shown below:

                                                                       Total Return Before Taxes
                                                                       -------------------------

                                                            Date          Class A        Class B       Class C       Class X
                                                       Available for
                                                            Sale
------------------------------------------------------ --------------- -------------- -------------- ------------- ------------
ASAF International Equity Fund1                           11/01/99
     One Year                                                                 19.84%         19.51%        19.59%       22.50%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                         -12.28%        -12.66%       -12.73%      -12.12%
ASAF William Blair International Growth Fund2             01/02/98
     One Year                                                                 30.57%         30.02%        29.95%       33.28%
     Five Years                                                                1.09%          0.58%         0.60%        1.09%
     Since Inception                                                           1.86%          1.36%         1.39%        1.79%
ASAF PBHG Small-Cap Growth Fund3                          07/28/97
     One Year                                                                 39.93%         39.24%        39.19%       42.72%
     Five Years                                                                5.20%          4.70%         4.67%        5.17%
     Since Inception                                                           2.57%          2.08%         2.09%        2.48%
ASAF DeAM Small-Cap Growth Fund4                          03/01/00
     One Year                                                                 44.16%         43.35%        43.64%       46.81%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                         -16.95%        -17.40%       -17.35%      -16.79%
ASAF Gabelli Small-Cap Value Fund5                        07/29/97
     One Year                                                                 34.78%         34.22%        34.25%       37.68%
     Five Years                                                                9.82%          9.30%         9.28%        9.86%
     Since Inception                                                           5.74%          5.21%         5.20%        5.64%
ASAF Goldman Sachs Mid-Cap Growth Fund6                   09/11/00
     One Year                                                                 25.89%         25.49%        25.16%       28.29%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                         -25.94%        -26.29%       -26.35%      -25.76%
ASAF Neuberger Berman Mid-Cap Value Fund                  08/19/98
     One Year                                                                 28.37%         27.83%        27.73%       30.99%
     Five Years                                                               11.15%         10.62%        10.62%       11.13%
     Since Inception                                                          11.19%         10.65%        10.65%       11.14%
ASAF INVESCO Technology Fund                              09/11/00
     One Year                                                                 41.62%         40.93%        40.72%       44.77%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                         -33.40%        -33.97%       -33.89%      -33.29%
ASAF INVESCO Health Sciences Fund                         03/01/01
     One Year                                                                 11.92%         11.37%        11.35%       14.13%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                           1.92%          1.41%         1.48%        2.42%
ASAF ProFund Managed OTC Fund7                            09/11/00
     One Year                                                                 52.17%         51.88%        51.25%       55.67%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                         -36.13%        -36.30%       -36.38%      -35.80%
ASAF Marsico Capital Growth Fund                          08/19/98
      One Year                                                                22.44%         21.96%        21.88%       24.95%
     Five Years                                                                5.22%          4.70%         4.67%        5.19%
     Since Inception                                                           5.25%          4.74%         4.70%        5.19%
ASAF Goldman Sachs Concentrated Growth Fund8              07/28/97
     One Year                                                                 12.60%         11.94%        11.99%       14.73%
     Five Years                                                               -5.27%         -5.77%        -5.80%       -5.30%
     Since Inception                                                          -0.23%         -0.70%        -0.75%       -0.30%
ASAF Large-Cap Growth Fund                                05/01/02
     One Year                                                                 19.41%         18.73%        18.86%       20.71%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                          -2.28%         -2.89%        -2.82%       -1.78%
ASAF T. Rowe Price Tax Managed Fund                       03/01/01
     One Year                                                                 19.69%         19.22%        19.20%       22.23%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                          -2.68%         -3.16%        -3.12%       -2.29%
ASAF Sanford Bernstein Core Value Fund                    03/01/01
     One Year                                                                 24.15%         23.64%        23.64%       26.73%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                           4.17%          3.67%         3.67%        4.63%
ASAF Sanford Bernstein Managed Index 500 Fund             11/01/99
     One Year                                                                 19.71%         19.12%        19.12%       22.13%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                          -4.48%         -4.94%        -4.94%       -4.38%
ASAF Alliance Growth and Income Fund9                     01/02/98
     One Year                                                                 23.75%         23.06%        23.09%       26.19%
     Five Years                                                                3.84%          3.31%         3.34%        3.81%
     Since Inception                                                           4.24%          3.75%         3.74%        4.16%
ASAF MFS Growth with Income Fund                          11/01/99
     One Year                                                                 13.21%         12.50%        12.67%       15.33%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                          -6.02%         -6.48%        -6.48%       -5.93%
ASAF INVESCO Capital Income Fund                          07/28/97
     One Year                                                                 13.91%         13.41%        13.31%       16.05%
     Five Years                                                                1.54%          1.05%         1.03%        1.54%
     Since Inception                                                           4.08%          3.60%         3.58%        3.98%
ASAF American Century Strategic Balanced Fund             07/28/97
     One Year                                                                 14.79%         14.25%        14.16%       17.12%
     Five Years                                                                3.37%          2.86%         2.82%        3.37%
     Since Inception                                                           4.23%          3.70%         3.68%        4.09%
ASAF Federated High Yield Bond Fund                       07/28/97
     One Year                                                                 24.96%         24.37%        24.34%       27.31%
     Five Years                                                                3.79%          3.23%         3.26%        3.71%
     Since Inception                                                           3.26%          2.73%         2.74%        3.12%
ASAF PIMCO Total Return Bond Fund                         07/28/97
     One Year                                                                  6.33%          5.75%         5.85%        8.49%
     Five Years                                                                5.89%          5.39%         5.41%        5.79%
     Since Inception                                                           6.43%          5.88%         5.89%        6.21%
1.   Prior to December 10, 2001,  A I M Capital  Management,  Inc.  served as  Sub-advisor  to the Fund.  The  performance  information provided in the above chart reflects that of the Fund for periods of which the Fund was sub-advised by the prior Sub-advisor.
2.   Prior to November 11, 2002, Janus Capital Management LLC served as Sub-advisor to the Fund. The performance  information  provided in the above chart reflects that of the Fund for periods during part of which the Fund was sub-advised by the prior Sub-advisor.
3.  Between January 1, 1999 and September 14, 2001,  Janus Capital  Management LLC served as Sub-advisor to the Fund.  Prior to January
1, 1999,  Founders Asset  Management LLC served as Sub-advisor  to the Fund. The  performance  information  provided in the above chart reflects that of the Fund for periods during part of which the Fund was sub-advised by the prior Sub-advisors.
4.  Prior to December 10, 2001,  Zurich Scudder  Investments,  Inc.  served as Sub-advisor  to the Fund.  The  performance  information provided  in the  above  chart  reflects  that of the Fund for  periods  during  part of which  the Fund was  sub-advised  by the prior
Sub-advisor.
5   Prior to September  11, 2000, T. Rowe Price  Associates,  Inc.  served as  Sub-advisor  to the Fund.  The  performance  information provided  in the  above  chart  reflects  that of the Fund for  periods  during  part of which  the Fund was  sub-advised  by the prior
Sub-advisor.
6.   Prior to November 11, 2002, Janus Capital Management LLC served as Sub-advisor to the Fund. The performance  information  provided in the above chart reflects that of the Fund for periods during part of which the Fund was sub-advised by the prior Sub-advisor.
7.   Prior to March 1, 2001,  Rydex Global  Advisors  served at Sub-advisor to the Fund. The  performance  information  provided in the above chart reflects that of the Fund for periods during which the Fund was sub-advised by the prior Sub-advisor.
8.   Prior to November 11, 2002, Janus Capital Management LLC served as Sub-advisor to the Fund. The performance  information  provided in the above chart reflects that of the Fund for periods during part of which the Fund was sub-advised by the prior Sub-advisor.
9.   Prior to May 1, 2000,  Lord,  Abbett & Co. served as Sub-advisor to the Fund. The  performance  information  provided in the above chart reflects that of the Fund for periods during which the Fund was sub-advised by the prior Sub-advisor.

                                                                     Total Return After Taxes on Distributions
                                                                     -----------------------------------------

                                                            Date          Class A        Class B       Class C       Class X
                                                       Available for
                                                            Sale
------------------------------------------------------ --------------- -------------- -------------- ------------- ------------
ASAF International Equity Fund1                           11/01/99
     One Year                                                                 12.98%         13.51%        18.37%       16.35%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                         -13.41%        -13.32%       -12.73%      -13.01%
ASAF William Blair International Growth Fund2             01/02/98
     One Year                                                                 23.08%         24.02%        27.69%       27.13%
     Five Years                                                               -0.25%         -0.07%         0.35%        0.24%
     Since Inception                                                           0.57%          0.81%         1.17%        1.24%
ASAF PBHG Small-Cap Growth Fund3                          07/28/97
     One Year                                                                 31.86%         33.24%        37.84%       36.57%
     Five Years                                                                4.09%          4.33%         4.64%        4.63%
     Since Inception                                                           1.70%          1.91%         2.06%        2.16%
ASAF DeAM Small-Cap Growth Fund4                          03/01/00
     One Year                                                                 36.02%         37.35%        42.41%       40.66%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                         -18.28%        -18.08%       -17.35%      -17.72%
ASAF Gabelli Small-Cap Value Fund5                        07/28/97
     One Year                                                                 27.02%         28.22%        32.84%       31.53%
     Five Years                                                                8.11%          8.45%         8.72%        8.86%
     Since Inception                                                           4.40%          4.64%         4.76%        4.94%
ASAF Goldman Sachs Mid-Cap Growth Fund7                   09/11/00
     One Year                                                                 18.60%         19.49%        23.95%       22.14%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                         -27.35%        -27.00%       -26.35%      -26.73%
ASAF Neuberger Berman Mid-Cap Value Fund                  08/19/98
     One Year                                                                 20.97%         21.83%        26.45%       24.84%
     Five Years                                                                9.78%         10.13%        10.18%       10.50%
     Since Inception                                                           9.70%         10.19%        10.23%       10.67%
ASAF INVESCO Technology Fund                              09/11/00
     One Year                                                                 33.49%         34.93%        39.29%       38.62%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                         -34.66%        -34.61%       -33.89%      -34.15%
ASAF INVESCO Health Sciences Fund                         03/01/01
     One Year                                                                  5.52%          5.37%        10.29%        7.98%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                          -0.32%         -0.07%         1.10%        0.93%
ASAF ProFund Managed OTC Fund7                            09/11/00
     One Year                                                                 43.28%         45.88%        49.38%       49.52%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                         -37.33%        -36.91%       -36.38%      -36.63%
ASAF Marsico Capital Growth Fund                          08/19/98
      One Year                                                                15.40%         15.96%        20.61%       18.80%
     Five Years                                                                4.14%          4.37%         4.46%        4.68%
     Since Inception                                                           4.06%          4.42%         4.50%        4.87%
ASAF Goldman Sachs Concentrated Growth Fund8              07/28/97
     One Year                                                                  6.08%          5.94%        10.81%        8.58%
     Five Years                                                               -6.24%         -6.15%        -5.80%       -5.88%
     Since Inception                                                          -1.06%         -0.87%        -0.76%       -0.62%
ASAF Large-Cap Growth Fund                                05/01/02
     One Year                                                                 12.59%         12.73%        17.69%       14.56%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                          -6.06%         -6.15%        -3.46%       -5.08%
ASAF T. Rowe Price Tax Managed Fund                       03/01/01
     One Year                                                                 12.86%         13.22%        17.97%       16.08%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                          -4.82%         -4.63%        -3.48%       -3.78%
ASAF Sanford Bernstein Core Value Fund                    03/01/01
     One Year                                                                 16.72%         17.51%        22.27%       20.45%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                           1.67%          2.16%         3.20%        3.11%
ASAF Sanford Bernstein Managed Index 500 Fund             11/01/99
     One Year                                                                 12.89%         13.12%        17.92%       15.98%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                          -5.71%         -5.67%        -4.95%       -5.36%
ASAF Alliance Growth and Income Fund9                     01/02/98
     One Year                                                                 16.67%         17.06%        21.92%       20.04%
     Five Years                                                                2.39%          2.58%         2.75%        2.89%
     Since Inception                                                           2.82%          3.14%         3.24%        3.55%
ASAF MFS Growth with Income Fund                          11/01/99
     One Year                                                                  6.70%          6.50%        11.52%        9.18%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                          -7.23%         -7.19%        -6.48%       -6.88%
ASAF INVESCO Capital Income Fund                          07/28/97
     One Year                                                                  6.91%          7.20%        11.93%        9.68%
     Five Years                                                               -0.07%          0.28%         0.65%        0.56%
     Since Inception                                                           2.68%          3.11%         3.23%        3.35%
ASAF American Century Strategic Balanced Fund             07/28/97
     One Year                                                                  7.58%          7.81%        12.54%       10.52%
     Five Years                                                                1.71%          2.07%         2.40%        2.40%
     Since Inception                                                           2.83%          3.20%         3.32%        3.46%
ASAF Federated High Yield Bond Fund                       07/28/97
     One Year                                                                 16.30%         15.14%        19.97%       17.85%
     Five Years                                                               -0.59%         -0.39%        -0.24%       -0.07%
     Since Inception                                                          -0.73%         -0.48%        -0.51%       -0.22%
ASAF PIMCO Total Return Bond Fund                         07/28/97
     One Year                                                                 -0.13%         -2.10%         1.95%        6.59%
     Five Years                                                                2.81%          3.05%         3.43%        3.81%
     Since Inception                                                           4.48%          3.96%         4.10%        4.06%
1.   Prior to December 10, 2001,  A I M Capital  Management,  Inc.  served as  Sub-advisor  to the Fund.  The  performance  information provided in the above chart reflects that of the Fund for periods of which the Fund was sub-advised by the prior Sub-advisor.
2.   Prior to November 11, 2002, Janus Capital Management LLC served as Sub-advisor to the Fund. The performance  information  provided in the above chart reflects that of the Fund for periods during part of which the Fund was sub-advised by the prior Sub-advisor.
3.  Between January 1, 1999 and September 14, 2001,  Janus Capital  Management LLC served as Sub-advisor to the Fund.  Prior to January
1, 1999,  Founders Asset  Management LLC served as Sub-advisor  to the Fund. The  performance  information  provided in the above chart reflects that of the Fund for periods during part of which the Fund was sub-advised by the prior Sub-advisors.
4.  Prior to December 10, 2001,  Zurich Scudder  Investments,  Inc.  served as Sub-advisor  to the Fund.  The  performance  information provided  in the  above  chart  reflects  that of the Fund for  periods  during  part of which  the Fund was  sub-advised  by the prior
Sub-advisor.
5.  Prior to September  11, 2000, T. Rowe Price  Associates,  Inc.  served as  Sub-advisor  to the Fund.  The  performance  information provided  in the  above  chart  reflects  that of the Fund for  periods  during  part of which  the Fund was  sub-advised  by the prior
Sub-advisor.
6.   Prior to November 11, 2002, Janus Capital Management LLC served as Sub-advisor to the Fund. The performance  information  provided in the above chart reflects that of the Fund for periods during part of which the Fund was sub-advised by the prior Sub-advisor.
7.   Prior to March 1, 2001,  Rydex Global  Advisors  served at Sub-advisor to the Fund. The  performance  information  provided in the above chart reflects that of the Fund for periods during which the Fund was sub-advised by the prior Sub-advisor.
8. Prior to November 11, 2002,  Janus Capital  Management LLC served as Sub-advisor to the Fund. The performance  information  provided in the above chart reflects that of the Fund for periods during part of which the Fund was sub-advised by the prior Sub-advisor.
9. Prior to May 1, 2000,  Lord,  Abbett & Co. served as  Sub-advisor  to the Fund. The  performance  information  provided in the above chart reflects that of the Fund for periods during which the Fund was sub-advised by the prior Sub-advisor.

                                                             Total Return After Taxes on Distributions and Redemption
                                                             --------------------------------------------------------

                                                            Date          Class A        Class B       Class C       Class X
                                                       Available for
                                                            Sale
------------------------------------------------------ --------------- -------------- -------------- ------------- ------------
ASAF International Equity Fund1                           11/01/99
     One Year                                                                  8.44%          8.78%        11.94%       10.62%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                         -10.98%        -10.91%       -10.45%      -10.67%
ASAF William Blair International Growth Fund2             01/02/98
     One Year                                                                 15.00%         15.62%        18.00%       17.63%
     Five Years                                                               -0.12%          0.02%         0.38%        0.29%
     Since Inception                                                           0.57%          0.76%         1.07%        1.13%
ASAF PBHG Small-Cap Growth Fund3                          07/28/97
     One Year                                                                 20.71%         21.60%        24.59%       23.77%
     Five Years                                                                3.53%          3.74%         4.01%        4.00%
     Since Inception                                                           1.47%          1.65%         1.78%        1.87%
ASAF DeAM Small-Cap Growth Fund4                          03/01/00
     One Year                                                                 23.41%         24.28%        27.57%       26.43%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                         -14.81%        -14.66%       -14.11%      -14.38%
ASAF Gabelli Small-Cap Value Fund5                        07/29/97
     One Year                                                                 17.57%         18.34%        21.35%       20.50%
     Five Years                                                                7.18%          7.49%         7.73%        7.85%
     Since Inception                                                           3.91%          4.12%         4.22%        4.39%
ASAF Goldman Sachs Mid-Cap Growth Fund6                   09/11/00
     One Year                                                                 12.09%         12.67%        15.57%       14.39%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                         -21.81%        -21.57%       -21.09%      -21.37%
ASAF Neuberger Berman Mid-Cap Value Fund                  08/19/98
     One Year                                                                 13.63%         14.19%        17.19%       16.14%
     Five Years                                                                8.59%          8.90%         8.94%        9.22%
     Since Inception                                                           8.53%          8.96%         8.99%        9.39%
ASAF INVESCO Technology Fund                              09/11/00
     One Year                                                                 21.77%         22.71%        25.54%       25.10%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                         -26.92%        -26.90%       -26.41%      -26.59%
ASAF INVESCO Health Sciences Fund                         03/01/01
     One Year                                                                  3.59%          3.49%         6.69%        5.19%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                          -0.27%         -0.06%         0.94%        0.79%
ASAF ProFund Managed OTC Fund7                            09/11/00
     One Year                                                                 28.13%         29.82%        32.10%       32.19%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                         -28.69%        -28.42%       -28.07%      -28.23%
ASAF Marsico Capital Growth Fund                          08/19/98
      One Year                                                                10.01%         10.37%        13.40%       12.22%
     Five Years                                                                3.56%          3.76%         3.84%        4.03%
     Since Inception                                                           3.49%          3.80%         3.88%        4.19%
ASAF Goldman Sachs Concentrated Growth Fund8              07/28/97
     One Year                                                                  3.95%          3.86%         7.03%        5.58%
     Five Years                                                               -5.20%         -5.12%        -4.84%       -4.90%
     Since Inception                                                          -0.89%         -0.73%        -0.64%       -0.53%
ASAF Large-Cap Growth Fund                                05/01/02
     One Year                                                                  8.18%          8.28%        11.50%        9.46%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                          -5.14%         -5.21%        -2.94%       -4.31%
ASAF T. Rowe Price Tax Managed Fund                       03/01/01
     One Year                                                                  8.36%          8.59%        11.68%       10.45%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                          -4.07%         -3.91%        -2.94%       -3.20%
ASAF Sanford Bernstein Core Value Fund                    03/01/01
     One Year                                                                 11.03%         11.44%        14.54%       13.35%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                           1.46%          1.85%         2.75%        2.67%
ASAF Sanford Bernstein Managed Index 500 Fund             11/01/99
     One Year                                                                  8.38%          8.53%        11.65%       10.39%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                          -4.78%         -4.75%        -4.15%       -4.49%
ASAF Alliance Growth and Income Fund9                     01/02/98
     One Year                                                                 10.83%         11.09%        14.25%       13.03%
     Five Years                                                                2.22%          2.38%         2.53%        2.65%
     Since Inception                                                           2.58%          2.84%         2.93%        3.20%
ASAF MFS Growth with Income Fund                          11/01/99
     One Year                                                                  4.36%          4.23%         7.49%        5.97%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                          -6.03%         -6.00%        -5.42%       -5.75%
ASAF INVESCO Capital Income Fund                          07/28/97
     One Year                                                                  4.71%          4.80%         7.86%        6.41%
     Five Years                                                                0.10%          0.35%         0.67%        0.59%
     Since Inception                                                           2.45%          2.78%         2.88%        2.99%
ASAF American Century Strategic Balanced Fund             07/28/97
     One Year                                                                  5.26%          5.31%         8.38%        7.08%
     Five Years                                                                1.61%          1.88%         2.16%        2.16%
     Since Inception                                                           2.56%          2.84%         2.95%        3.07%
ASAF Federated High Yield Bond Fund                       07/28/97
     One Year                                                                 12.51%         11.71%        14.83%       13.52%
     Five Years                                                                0.26%          0.41%         0.52%        0.68%
     Since Inception                                                           0.10%          0.28%         0.25%        0.51%
ASAF PIMCO Total Return Bond Fund                         07/28/97
     One Year                                                                  1.22%         -0.11%         2.51%        2.07%
     Five Years                                                                2.89%          3.07%         3.39%        3.71%
     Since Inception                                                           4.30%          3.82%         3.93%        3.89%
1.   Prior to December 10, 2001,  A I M Capital  Management,  Inc.  served as  Sub-advisor  to the Fund.  The  performance  information provided in the above chart reflects that of the Fund for periods of which the Fund was sub-advised by the prior Sub-advisor.
2.   Prior to November 11, 2002, Janus Capital Management LLC served as Sub-advisor to the Fund. The performance  information  provided in the above chart reflects that of the Fund for periods during part of which the Fund was sub-advised by the prior Sub-advisor.
3.  Between January 1, 1999 and September 14, 2001,  Janus Capital  Management LLC served as Sub-advisor to the Fund.  Prior to January
1, 1999,  Founders Asset  Management LLC served as Sub-advisor  to the Fund. The  performance  information  provided in the above chart reflects that of the Fund for periods during part of which the Fund was sub-advised by the prior Sub-advisors.
4.  Prior to December 10, 2001,  Zurich Scudder  Investments,  Inc.  served as Sub-advisor  to the Fund.  The  performance  information provided  in the  above  chart  reflects  that of the Fund for  periods  during  part of which  the Fund was  sub-advised  by the prior
Sub-advisor.
5.  Prior to September  11, 2000, T. Rowe Price  Associates,  Inc.  served as  Sub-advisor  to the Fund.  The  performance  information provided  in the  above  chart  reflects  that of the Fund for  periods  during  part of which  the Fund was  sub-advised  by the prior
Sub-advisor.
6.   Prior to November 11, 2002, Janus Capital Management LLC served as Sub-advisor to the Fund. The performance  information  provided in the above chart reflects that of the Fund for periods during part of which the Fund was sub-advised by the prior Sub-advisor.
7.   Prior to March 1, 2001,  Rydex Global  Advisors  served at Sub-advisor to the Fund. The  performance  information  provided in the above chart reflects that of the Fund for periods during which the Fund was sub-advised by the prior Sub-advisor.
8.   Prior to November 11, 2002, Janus Capital Management LLC served as Sub-advisor to the Fund. The performance  information  provided in the above chart reflects that of the Fund for periods during part of which the Fund was sub-advised by the prior Sub-advisor.
9.  Prior to May 1, 2000, Lord, Abbett & Co. served as Sub-advisor to the Fund.  The performance information provided in the above chart reflects that of the Fund for periods during which the Fund was sub-advised by the prior Sub-advisor.

         Standardized  Yield  Quotations.  The yield of a class of Fund  shares is computed  by  dividing  the  class's net  investment income per share during a base period of 30 days, or one month,  by the maximum  offering  price per share of the class on the last day of such base period in accordance with the following formula:

                                            YIELD = 2 [ (a - b + 1)6 - 1 ]
                                                         -----
                                                                     cd

         Where:     a    =   net investment income earned during the period attributable to the subject class

                    b    =   net expenses accrued for the period attributable to the subject class

                    c    =   the average daily number of shares of the subject class outstanding during the period that were entitled to receive dividends

                    d    =   the maximum offering price per share of the subject class

         Net  investment  income will be  determined in accordance  with rules  established  by the SEC. The price per share of Class A shares,  other than shares of the ASAF Money Market Fund,  will include the maximum sales charge imposed on purchases of Class A shares which decreases with the amount of shares purchased.

         The yield for each class of shares of the ASAF Federated High Yield Fund and ASAF PIMCO Total Return Bond Fund for the
30-day period ended October 31, 2003 is shown below:

                                                              Class A      Class B      Class C      Class X

               ASAF Federated High Yield Bond Fund                6.58%        6.41%        6.35%        6.42%
              ASAF PIMCO Total Return Bond Fund                   1.80%        1.48%        1.46%        1.49%

         Non-Standardized  Performance.  In order to more completely  represent a Fund's  performance or more  accurately  compare such performance  to other measures of investment  return,  a Fund also may include in  advertisements,  sales  literature  and  shareholder reports  other  total  return  performance  data  ("Non-Standardized  Return").  Non-Standardized  Return may be quoted for the same or different  periods as those for which  standardized  return is quoted; it may consist of an aggregate or average annual percentage rate of return,  actual  year-by-year  rates or any  combination  thereof.  Non-Standardized  Return may or may not take sales  charges into account;  performance  data  calculated  without taking the effect of sales charges into account will be higher than data including the effect of such charges.  Non-standardized  performance  will be advertised only if the standard  performance  data for the same period, as well as for the required periods, is also presented.

         Each Fund may also  publish its  distribution  rate and/or its  effective  distribution  rate. A Fund's  distribution  rate is computed by dividing the most recent  monthly  distribution  per share  annualized,  by the current NAV per share.  A Fund's  effective distribution  rate is computed by dividing the  distribution  rate by the ratio used to annualize the most recent monthly  distribution and reinvesting the resulting  amount for a full year on the basis of such ratio. The effective  distribution  rate will be higher than the distribution  rate because of the compounding  effect of the assumed  reinvestment.  Unlike a Fund's yield,  which is computed from the  yields  to  maturity  of all  debt  obligations  held by the  Fund,  the  distribution  rate is based  on a  Fund's  last  monthly distribution.  A Fund's monthly  distribution  tends to be relatively  stable and may be more or less than the amount of net investment income and  short-term  capital gain  actually  earned by the Fund during the month (see the  Company's  Prospectus  under  "Dividends,
Capital Gains and Taxes").

         Other data that may be advertised or published about each Fund include the average  portfolio  quality,  the average portfolio maturity and the average portfolio duration.

         Comparative  Information.  From time to time in  advertisements  or sales material,  the Fund's  performance  ratings or other information  as published by recognized  mutual fund  statistical  or rating  services,  such as Lipper  Analytical  Services,  Inc. or
Morningstar,  or by  publications  of general  interest,  such as Forbes or Money,  may be discussed.  The performance of the Funds may
                                                                  ------    -----
also be  compared  to that of other  selected  mutual  funds,  mutual  fund  averages  or  recognized  stock  market  indicators.  Such performance  ratings or comparisons may be made with funds that may have different  investment  restrictions,  objectives,  policies or techniques than the Funds and such other funds or market indicators may be comprised of securities that differ  significantly  from the
Funds' investments.  Descriptions of some of the indices which may be used are listed below:

         o    The Standard & Poor's 500 Composite Stock Price Index is a well-diversified  list of 500 large  capitalization  companies representing the U.S. Stock Market.

         o    The  Standard  and Poor's  Small Cap 600 index is designed to  represent  price  movements  in the small cap U.S.  equity market.  It  contains  companies  chosen by the  Standard & Poor's  Index  Committee  for their  size,  industry  characteristics,  and liquidity.  None of the  companies  in the S&P 600 overlap with the S&P 500 or the S&P 400 (MidCap  Index).  The S&P 600 is weighted by market capitalization.

         o    The  NASDAQ-100  Composite  OTC Price Index is a market  value-weighted  and  unmanaged  index showing the changes in the aggregate market value of approximately 3,500 stocks.

         o    The Lehman  Government Bond Index is a measure of the market value of all public  obligations of the U.S.  Treasury;  all publicly issued debt of all agencies of the U.S.  Government and all quasi-federal  corporations;  and all corporate debt guaranteed by the U.S. Government.  Mortgage backed securities, bonds and foreign targeted issues are not included in the Lehman Government Index.

         o    The Lehman  Government/Corporate  Bond Index is a measure of the market  value of  approximately  5,300 bonds with a face value  currently  in excess of $1.3  trillion.  To be included in the Lehman  Government/Corporate  Index,  an issue must have  amounts outstanding  in excess of $1 million,  have at least one year to maturity and be rated "Baa" or its  equivalent or higher  ("investment grade") by a nationally recognized rating agency.

         o    The Russell 2000 Index  represents the bottom two thirds of the largest 3000 publicly traded  companies  domiciled in the
U.S.  Russell uses total market  capitalization  to determine  the  companies  that are included in the Index.  Only common  stocks are included in the Index.

         o    The Russell 2500 Index is a market  value-weighted,  unmanaged index showing total return (i.e.,  principal  changes with income) in the aggregate market value of 2,500 stocks of publicly traded companies  domiciled in the United States.  The Index includes stocks traded on the New York Stock Exchange and the American Stock Exchange as well as in the over-the-counter market.

         o    The Morgan Stanley Capital  International  EAFE Index (the "EAFE Index") is an unmanaged index, which includes over 1,000 companies  representing  the stock  markets of Europe,  Australia,  New Zealand  and the Far East.  The EAFE Index is  typically  shown weighted by the market  capitalization.  However, EAFE is also available weighted by Gross Domestic Product ("GDP").  These weights are modified on July 1st of each year to reflect the prior year's GDP.

         o    The Lehman  Brothers  High Yield BB Index is a measure of the market value of public debt issues with a minimum par value of $100 million and rated  Ba1-Ba3 by Moody's.  All bonds within the index are U.S.  dollar  denominated,  non-convertible  and have at least one year remaining to maturity.

In addition,  the total return or yield of the Funds may be compared to the yield on U.S.  Treasury  obligations  and to the percentage change in the Consumer Price Index.

         Each Fund's investment  performance may be advertised in various financial  publications,  newspapers,  magazines,  including:
Across the Board,  Advertising Age, Adviser's Magazine,  Adweek, Agent, American Banker,  American Agent and Broker,  Associated Press,
Barron's,  Best's Review,  Bloomberg,  Broker World, Business Daily, Business Insurance,  Business Marketing,  Business Month, Business
News Features,  Business Week, Business Wire, California Broker, Changing Times, Consumer Reports,  Consumer Digest, Crain's, Dow Jones
News Service, Economist,  Entrepreneur,  Entrepreneurial Woman, Financial Planning, Financial Services Week, Financial Times, Financial
World, Forbes,  Fortune,  Hartford Courant, Inc.,  Independent Business,  Institutional  Investor,  Insurance Forum, Insurance Advocate
Independent,  Insurance Review  Investor's,  Insurance  Times,  Insurance Week,  Insurance  Product News,  Insurance Sales,  Investment
Dealers  Digest,  Investment  Advisor,  Journal of Commerce,  Journal of  Accountancy,  Journal of the American  Society of CLU & ChFC,
Kiplinger's Personal Finance,  Knight-Ridder,  Life Association News, Life Insurance Selling,  Life Times, LIMRA's MarketFacts,  Lipper
Analytical Services, Inc., MarketFacts,  Medical Economics,  Money,  Morningstar,  Inc., Nation's Business,  National Underwriter,  New
Choices,  New England Business,  New York Times, Pension World,  Pensions & Investments,  Professional  Insurance Agents,  Professional
Agent,  Registered  Representative,  Reuter's,  Rough Notes, Round the Table,  Service,  Success,  The Standard,  The Boston Globe, The
Washington Post,  Tillinghast,  Time, U.S. News & World Report,  U.S. Banker,  United Press  International,  USA Today, Value Line, The
Wall Street Journal, Wiesenberger Investment and Working Woman.

         From  time to time the  Company  may  publish  the sales of shares of one or more of the Funds on a gross or net basis and for various periods of time, and compare such sales with sales similarly reported by other investment companies.

                                                       MANAGEMENT OF THE COMPANY

..........The following  table sets forth  information  concerning the officers and Directors of the Company,  including their addresses and principal business occupations for the last five years:

                                                         Independent Directors

----------------------- ----------- ------------ ---------------------------------- ----------- --------------------------------
                                                                                    Number of
                                                                                    Portfolios
                                                                                    in Fund
                                                                                    Complex +
                                    Term     of                                     Overseen
                                    Office***                                       by
                        Position    and  Length                                     Director
Name,   Address**  and  with the    of     Time  Principal    Occupations   During              Other   Directorships  Held  by
Age                     Company     Served       Past Five Years                                the Director****
----------------------- ----------- ------------ ---------------------------------- ----------- --------------------------------
----------------------- ----------- ------------ ---------------------------------- ----------- --------------------------------
David  E.  A.   Carson  Director    Since 1997   Director  (January  2000  to  May  97          Director        of       United
(69)                                             2000)                                          Illuminating  and UIL Holdings,
                                                 Chairman    (January    1999   to              (utility company) since 1993
                                                 December 1999)
                                                 Chairman   and  Chief   Executive
                                                 Officer    (January    1998    to
                                                 December 1998)
                                                 President,   Chairman  and  Chief
                                                 Executive    Officer   (1983   to
                                                 December 1997)
                                                 People's Bank (1983-1997)

----------------------- ----------- ------------ ---------------------------------- ----------- --------------------------------
----------------------- ----------- ------------ ---------------------------------- ----------- --------------------------------
Robert   E.  La  Blanc  Director    Since 2003   President  (since 1981) of Robert  107         Director of Storage  Technology
(69)                                             E.  La  Blanc  Associates,   Inc.              Corporation     (since    1979)
                                                 (telecommunications);    formerly              (technology),         Chartered
                                                 General    Partner   at   Salomon              Semiconductor    Manufacturing,
                                                 Brothers  and   Vice-Chairman  of              Ltd.  (Singapore)(since  1998),
                                                 Continental  Telecom.  Trustee of              Titan               Corporation
                                                 Manhattan College.                             (electronics,    since   1995),
                                                                                                Computer             Associates
                                                                                                International,    Inc.   (since
                                                                                                2002)    (software    company);
                                                                                                Director  (since 1999) of First
                                                                                                Financial    Fund,   Inc.   and
                                                                                                Director  (since April 1999) of
                                                                                                The High Yield Plus Fund, Inc.

----------------------- ----------- ------------ ---------------------------------- ----------- --------------------------------
----------------------- ----------- ------------ ---------------------------------- ----------- --------------------------------
Douglas             H.  Director    Since 2003   Chairman  (since  February 2001),  99          Director of Gannett Co.,  Inc.;
McCorkindale                                     Chief  Executive  Officer  (since              Continental   Airlines,    Inc.
(63)                                             June 2000) and  President  (since              (since  May   1993);   Lockheed
                                                 September  1997) of  Gannett  Co.              Martin  Corp.   (aerospace  and
                                                 Inc.   (publishing   and  media);              defense)   (since   May  2001);
                                                 formerly  Vice  Chairman   (March              Director   of  The  High  Yield
                                                 1984-May  2000)  of  Gannett  Co.              Plus Fund, Inc. (since 1996)
                                                 Inc.
----------------------- ----------- ------------ ---------------------------------- ----------- --------------------------------
----------------------- ----------- ------------ ---------------------------------- ----------- --------------------------------
Richard   A.   Redeker  Director    Since 2003   Management  consultant;  formerly  100         None
(60)                                             employee      of       Prudential
                                                 Investments              (October
                                                 1996-December  1998);   formerly,
                                                 President,     Chief    Executive
                                                 Officer  and  Director   (October
                                                 1993-September      1996)      of
                                                 Prudential       Mutual      Fund
                                                 Management,  Inc.(PMF); Executive
                                                 Vice   President,   Director  and
                                                 Member    of    the     Operating
                                                 Committee                (October
                                                 1993-September      1996)      of
                                                 Prudential             Securities
                                                 Incorporated          (Prudential
                                                 Securities);   Director  (October
                                                 1993-September      1996)      of
                                                 Prudential    Securities   Group,
                                                 Inc.;  Executive  Vice  President
                                                 (January  1994-September 1996) of
                                                 The     Prudential     Investment
                                                 Corporation;   Director  (January
                                                 1994-September      1996)      of
                                                 Prudential       Mutual      Fund
                                                 Distributors,       Inc.      and
                                                 Prudential  Mutual Fund Services,
                                                 Inc.

----------------------- ----------- ------------ ---------------------------------- ----------- --------------------------------
----------------------- ----------- ------------ ---------------------------------- ----------- --------------------------------
Robin B. Smith          Director    Since 2003   Chairman  of  the  Board   (since  107         Director      of      BellSouth
(64)                                             January   2003)   of   Publishers              Corporation (since 1992)
                                                 Clearing       House      (direct
                                                 marketing),   formerly   Chairman
                                                 and   Chief   Executive   Officer
                                                 (August   1996-January  2003)  of
                                                 Publishers Clearing House

----------------------- ----------- ------------ ---------------------------------- ----------- --------------------------------
----------------------- ----------- ------------ ---------------------------------- ----------- --------------------------------
Stephen Stoneburn (59)  Director    Since 2003   President  and  Chief   Executive  105         None
                                                 Officer   (since  June  1996)  of
                                                 Quadrant     Media    Corp.    (a
                                                 publishing   company);   formerly
                                                 President  (June  1995-June 1996)
                                                 of Argus Integrated Media,  Inc.;
                                                 Senior   Vice    President    and
                                                 Managing     Director    (January
                                                 1993-1995)  of  Cowles   Business
                                                 Media and Senior  Vice  President
                                                 of  Fairchild  Publications,  Inc
                                                 (1975-1989)

----------------------- ----------- ------------ ---------------------------------- ----------- --------------------------------
----------------------- ----------- ------------ ---------------------------------- ----------- --------------------------------
Clay T. Whitehead (64)  Director    Since 2003   President    (since    1983)   of  104         Director  (since  2000)  of the
                                                 National   Exchange   Inc.   (new              High Yield Plus Fund, Inc.
                                                 business development firm)

----------------------- ----------- ------------ ---------------------------------- ----------- --------------------------------

                                                         Interested Directors

---------------------- ----------- ------------ ---------------------------------- ----------- --------------------------------
                                                                                   Number of
                                                                                   Portfolios
                                                                                   in Fund
                                                                                   Complex +
                                   Term     of                                     Overseen
                                   Office***                                       by
                       Position    and  Length                                     Director
Name,  Address**  and  with the    of     Time  Principal    Occupations   During              Other   Directorships  Held  by
Age                    Company     Served       Past Five Years                                the Director****
---------------------- ----------- ------------ ---------------------------------- ----------- --------------------------------
---------------------- ----------- ------------ ---------------------------------- ----------- --------------------------------
Judy A. Rice (55)      President   Since 2003   President,     Chief    Executive  102         None
                       and                      Officer,  Chief Operating Officer
                       Director                 and   Officer-in-Charge    (since
                                                2003)  of  PI,   Executive   Vice
                                                President  (since  1999)  of  PI;
                                                Director,      Officer-in-Charge,
                                                President,     Chief    Executive
                                                Officer   and   Chief   Operating
                                                Officer   (since   May  2003)  of
                                                American     Skandia     Advisory
                                                Services,     Inc.;     Director,
                                                Officer-in-Charge,     President,
                                                Chief   Executive   Officer   and
                                                Chief  Operating  Officer  (since
                                                May  2003)  of  American  Skandia
                                                Investment    Services,     Inc.;
                                                Director,      Officer-in-Charge,
                                                President,     Chief    Executive
                                                Officer   (since   May  2003)  of
                                                American  Skandia Fund  Services,
                                                Inc.;   Vice   President   (since
                                                February   1999)  of   Prudential
                                                Investment   Management  Services
                                                LLC;  President,  Chief Executive
                                                Officer  and  Officer-in-  Charge
                                                (since April 2003) of  Prudential
                                                Mutual   Fund    Services    LLC;
                                                formerly  various   positions  to
                                                Senior       Vice       President
                                                (1992-1999)     of     Prudential
                                                Securities;      and      various
                                                positions  to  Managing  Director
                                                (1975-1992)   of  Salomon   Smith
                                                Barney;   Member   of   Board  of
                                                Governors     of    the     Money
                                                Management Institute.

---------------------- ----------- ------------ ---------------------------------- ----------- --------------------------------
---------------------- ----------- ------------ ---------------------------------- ----------- --------------------------------
Robert F. Gunia (56)   Vice        Since 2003   Chief   Administrative    Officer  187         Vice   President  and  Director
                       President                (since    June   1999)   of   PI;              (since May 1989) and  Treasurer
                       and                      Executive   Vice   President  and              (since   1999)   of  the   Asia
                       Director                 Treasurer  (since  January  1996)              Pacific Fund Inc.
                                                of  PI;  President  (since  April
                                                1999)  of  Prudential  Investment
                                                Management  Services  LLC (PIMS);
                                                Corporate Vice  President  (since
                                                September     1997)     of    The
                                                Prudential  Insurance  Company of
                                                America  (Prudential);  Director,
                                                Executive   Vice   President  and
                                                Chief   Administrative    Officer
                                                (since  May  2003)  of   American
                                                Skandia   Investment    Services,
                                                Inc.,  American  Skandia Advisory
                                                Services,  Inc., American Skandia
                                                Fund  Services,  Inc.,  President
                                                (since April 1999) of  Prudential
                                                Investment   Management  Services
                                                LLC;   Executive  Vice  President
                                                (since March 1999) and  Treasurer
                                                (since  May  2000) of  Prudential
                                                Mutual   Fund    Services    LLC;
                                                formerly  Senior  Vice  President
                                                (March    1987-May    1999)    of
                                                Prudential             Securities
                                                Incorporated.

---------------------- ----------- ------------ ---------------------------------- ----------- --------------------------------

                 Information pertaining to the Officers of the Company who are not also Directors is set forth below.

---------------------- ------------- ------------ -----------------------------------------------------------------------------

                                     Term     of
                                     Office***
                       Position      and  Length
Name,  Address**  and  with     the  of     Time  Principal Occupations During Past Five Years
Age                    Company       Served
---------------------- ------------- ------------ -----------------------------------------------------------------------------
---------------------- ------------- ------------ -----------------------------------------------------------------------------
Marguerite       E.H.  Chief  Legal  Since 2003   Vice  President  and Chief Legal  Officer-Mutual  Funds and Unit  Investment
Morrison (47)          Officer  and               Trusts  (since  August  2000)  of  Prudential;  Senior  Vice  President  and
                       Secretary                  Assistant  Secretary  (since  February  2001)  of  PI;  Vice  President  and
                                                  Assistant Secretary of PIMS (since October 2001),  previously Vice President and Associate General Counsel (December 1996-February 2001) of PI

---------------------- ------------- ------------ -----------------------------------------------------------------------------
---------------------- ------------- ------------ -----------------------------------------------------------------------------
Maryanne Ryan          Anti-Money    Since 2003   Vice  President,  Prudential  (since  November  1998),  First Vice President
(39)                   Laundering                 Prudential  Securities (March 1997-May 1998);  Anti-Money Laundering Officer
                       Officer                    of American Skandia  Investment  Services,  Inc.,  American Skandia Advisory
                                                  Services, Inc. and American Skandia Marketing, Inc.

---------------------- ------------- ------------ -----------------------------------------------------------------------------
---------------------- ------------- ------------ -----------------------------------------------------------------------------
Grace C. Torres        Treasurer     Since 2003   Senior Vice President  (since January 2000) of PI; Senior Vice President and
(44)                                              Assistant   Treasurer  (since  May  2003)  of  American  Skandia  Investment
                                                  Services, Inc. and American Skandia Advisory Services,  Inc.; formerly First
                                                  Vice President  (December  1996-January 2000) of PI and First Vice President
                                                  (March 1993-1999) of Prudential Securities Incorporated.

---------------------- ------------- ------------ -----------------------------------------------------------------------------

--------

*        "Interested" Director, as defined in the 1940 Act, by reason of affiliation with the Managers or the Distributors.

**       Unless otherwise noted, the address of the Directors and Officers is c/o Prudential Investments LLC, Gateway Center Three,
         100 Mulberry Street, Newark, New Jersey 07102-4077.

***      There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.  The table shows the number of years for which they have served as a Director and/or Officer.

****     This column includes only directorships of companies required to register or file reports with the Commission under the
         Securities Exchange Act of 1934 (that is, "public companies") or other investment companies registered under the 1940 Act.

Directors and Officers of the Company are also directors or trustees and officers of some or all of the other investment companies advised by the Manager and distributed by the Distributors (as defined below).

Pursuant to the Management Agreement with the Company, the Managers pay all compensation of Officers and employees of the Company as well as the fees and expenses of all Interested Directors.

+        The Fund Complex consists of all investment companies managed by PI and/or ASISI including JennisonDryden Mutual Funds,
Strategic Partners Mutual Funds, American Skandia Advisor Funds, Inc., The Prudential Variable Contract Accounts 2, 10, 11, The
Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential's Gibraltar Fund.

                                                       Standing Board Committees

         The Company's  Board of Directors (the Board) has established  three standing  committees in connection with governance of the
Fund--Audit, Nominating and Valuation.

         The Audit Committee consists of Messrs. Carson (Chair),  Stoneburn and Whitehead.  The responsibilities of the Audit Committee are to assist the Board in overseeing the Fund's independent  auditors,  accounting  policies and procedures,  and other areas relating to the Fund's  auditing  processes.  The Audit  Committee  is  responsible  for  pre-approving  all audit  services  and any  permitted non-audit  services to be provided by the independent  auditors  directly to the Company.  The Audit Committee is also  responsible for pre-approving  permitted  non-audit  services  to be provided  by the  independent  auditors to (1) the Manager and (2) any entity in a control  relationship  with the Manager that provides ongoing services to the Company,  provided that the engagement of the independent
auditors  relates  directly  to  the  operation  and  financial  reporting  of  the  Company.   The  scope  of  the  Audit  Committee's
responsibilities is oversight.  It is management's  responsibility to maintain  appropriate systems for accounting and internal control and the  independent  auditors'  responsibility  to plan and carry out a proper  audit.  The Audit  Committee  met six times during the fiscal year ended October 31, 2003.

         The  Nominating  Committee  consists of Messrs.  Redeker  (Chair),  McCorkindale  and Carson.  This  Committee  interviews and recommends  to the Board  persons to be nominated  for election as Directors  by the  Company's  shareholders  and selects and proposes nominees  for  election by the Board  between  annual  meetings.  This  Committee  does not normally  consider  candidates  proposed by shareholders for election as Directors.  The Nominating  Committee also reviews the independence of Directors  currently serving on the
Board and also  recommends  to the Board  Independent  Directors to be selected for  membership  on Board  Committees.  The  Nominating
Committee  reviews each Director's  investment in the Company,  matters  relating to Director  compensation and expenses and compliance with the Company's retirement policy.  The Nominating Committee met three times during the fiscal year ended October 31, 2003.

         The  Valuation  Committee  consists of at least two Board  members or an officer of the Company and one Board  member (in both instances  the  Valuation  Committee may include  employees of the Manager who may  constitute a majority of the Valuation  Committee).
The Valuation  Committee  supervises  the valuation of the Company's  portfolio  securities  and other assets and meets on an as needed basis. The Valuation  Committee met two times during the fiscal year ended October 31, 2003. For more  information  about the Valuation
Committee, see "Net Asset Value" below.

         In addition to the three  standing  Committees  of the  Company,  the Board has also  approved  Director  participation  in an
Executive  Committee  designed to coordinate the governance of all of the mutual funds in the Prudential mutual fund complex.  The role of the Executive  Committee is solely advisory and consultative,  without  derogation of any of the duties or  responsibilities  of the
Board. The following  Independent  Directors serve on the Executive  Committee:  Mr. La Blanc and Ms. Smith.  Independent  directors or independent  trustees  from  other  funds  in  the  Prudential  mutual  fund  complex  also  serve  on  the  Executive  Committee.  The responsibilities  of the Executive Committee include:  facilitating  communication and coordination  between the Independent  Directors and Fund  management on issues that affect more than one fund;  serving as a liaison  between the boards of  trustees/directors  of the funds and fund  management;  developing,  in  consultation  with outside  counsel and  management,  draft  agendas for Board  meetings;
reviewing and  recommending  changes to Board  practices  generally and monitoring and  supervising the performance of legal counsel to the funds generally and the Independent Directors.

         The Company  pays each of its  Independent  Directors  annual  compensation  in addition  to certain  out-of-pocket  expenses.
Directors  who  serve  on the  Committees  may  receive  additional  compensation.  The  amount  of  annual  compensation  paid to each
Independent  Director  may change as a result of the  introduction  of  additional  funds on whose  Boards the Director may be asked to serve.

         Independent  Directors may defer receipt of their  Directors'  fee pursuant to a deferred fee agreement  with the Fund.  Under the terms of the agreement,  the Company accrues  deferred  Directors' fees daily which, in turn,  accrue interest at a rate equivalent to the prevailing rate to 90-day U.S.  Treasury Bills at the beginning of each calendar  quarter or, at the daily rate of return of any
Prudential  mutual fund chosen by the Director.  Payment of the interest so accrued is also deferred and becomes  payable at the option of the Director.  The Company's  obligation to make payments of deferred  Directors' fees, together with interest thereon, is a general obligation of the Company.

         The Company has no retirement or pension plan for its Directors.

         The dollar  range of equity  securities  beneficially  owned by the  Directors  of the Company as of the  calendar  year ended
December 31, 2003 are listed below:

Independent Directors:

------------------------- ----------------------------------------------------------------------- ---------------------------
                                                                                                  Aggregate Dollar Range of
                                                                                                   Equity Securities in All
                                                                                                    Funds Overseen by the
                                                                                                    Directors in the Fund
                                                  Dollar Range of Equity                                   Complex
    Name of Director                             Securities in each Fund
------------------------- ----------------------------------------------------------------------- ---------------------------
   David E. A. Carson     ASAF PBHG Small-Cap Growth Fund: ($1 - $10,000);  ASAF Marsico Capital      $10,001 - $50,000
                          Growth Fund:  ($1-$10,000);  ASAF Goldman  Sachs  Concentrated  Growth
                          Fund: ($1 - $10,000);  ASAF William Blair  International  Growth Fund:
                          ($1 - $10,000)

------------------------- ----------------------------------------------------------------------- ---------------------------
------------------------- ----------------------------------------------------------------------- ---------------------------
Robert E. LaBlanc         ASAF ProFund Managed OTC Fund ($10,001 - $50,000)                             Over $100,000
------------------------- ----------------------------------------------------------------------- ---------------------------
------------------------- ----------------------------------------------------------------------- ---------------------------
Douglas H. McCorkindale                                    N/A                                          Over $100,000
------------------------- ----------------------------------------------------------------------- ---------------------------
------------------------- ----------------------------------------------------------------------- ---------------------------
   Richard A. Redeker                                      N/A                                          Over $100,000
------------------------- ----------------------------------------------------------------------- ---------------------------
------------------------- ----------------------------------------------------------------------- ---------------------------
Robin B. Smith                                             N/A                                          Over $100,000
------------------------- ----------------------------------------------------------------------- ---------------------------
------------------------- ----------------------------------------------------------------------- ---------------------------
   Stephen Stoneburn                                       N/A                                          Over $100,000
------------------------- ----------------------------------------------------------------------- ---------------------------
------------------------- ----------------------------------------------------------------------- ---------------------------
   Clay T. Whitehead                                       N/A                                          Over $100,000
------------------------- ----------------------------------------------------------------------- ---------------------------

Interested Directors:

----------------------- -------------------------------------------------------------------------- ---------------------------
                                                                                                   Aggregate Dollar Range of
                                                                                                    Equity Securities in All
                                                                                                     Funds Overseen by the
                                                                                                   Directors in the American
                                                                                                        Skandia Complex
                                                 Dollar Range of Equity
   Name of Director                              Securities in each Fund

----------------------- -------------------------------------------------------------------------- ---------------------------
----------------------- -------------------------------------------------------------------------- ---------------------------
   Robert F. Gunia                                         N/A                                           Over $100,000
----------------------- -------------------------------------------------------------------------- ---------------------------
----------------------- -------------------------------------------------------------------------- ---------------------------
     Judy A. Rice                                          N/A                                           Over $100,000
----------------------- -------------------------------------------------------------------------- ---------------------------

         During the past fiscal year,  the  Directors  considered  and approved the  Complex's  investment  management  and each Fund's sub-advisory  agreement with the Managers and its Sub-advisors,  individually.  In connection with these reviews,  the Directors,  with the advice and  assistance of  independent  counsel and counsel to the  Portfolios,  received and  considered  information  and reports relating to the nature,  quality and scope of the services  provided to the Portfolios by the Managers and its  affiliates,  as well as each  Sub-advisor.  The  Directors,  in each  case,  considered  the  level of and the  reasonableness  of the fees  charged  for these services,  together with comparative aggregate investment management fee and expense information showing,  among other things, the fees paid for advisory,  administrative,  transfer agency, and shareholder  services and the total expense ratio of each Fund of the Company relative to its peer group of mutual funds.

In addition, the Directors considered, among other factors:

o        the effect of the  investment  advisory fee and  portfolio  administration  fee structure on the expense ratio of each Fund of the Company;

o        the effect of the  investment  advisory fee and portfolio  administration  fee structure on the nature or level of services to be provided to each Fund of the Company;

o        the investment performance of each Fund of the Company;

o        information  on the  investment  performance,  advisory  fees,  administration  fees and  expense  ratios of other  investment companies managed by the Managers;

o        information  on the  investment  performance,  advisory  fees,  administration  fees and  expense  ratios of other  investment companies not advised by the Managers or the  Sub-advisors  but believed to be generally  comparable in its investment  objectives and size to each Fund of the Company; and

o        the  continuing  need  of the  Managers  and  each  Sub-advisor  to  retain  and  attract  qualified  investment  and  service professionals to serve the Company and each Fund in an increasingly competitive industry.

         The Directors also considered  financial  information  about the Managers'  costs, an analysis of historical  profitability of each Fund, and the  importance of supporting  quality,  long-term  service by the Managers and the  Sub-advisors  to help achieve solid investment performance.

         Based on all the  factors  described  above  and such  other  considerations  and  information  as it deemed  relevant  to its decision,  the  Directors  determined  that the approval of each  investment  management  and  sub-advisory  agreement  was in the best interests of each Fund and its shareholders and on that basis approved these agreements.

         The Directors and officers of the Company who are affiliates of the Investment  Manager do not receive  compensation  directly from the Company for serving in such  capacities.  However,  those  officers and Directors of the Company who are  affiliated  with the
Investment Manager may receive remuneration  indirectly,  as the Investment Manager will receive fees from the Company for the services it provides.  Each of the other  Directors  receives  annual and per meeting fees paid by the Company plus expenses for each meeting of the Board and of  shareholders  which he attends.  Compensation  received  during the fiscal period ended October 31, 2003 with respect to the  Registrant,  and for the period  ended  December  31,  2003 with  respect to the Fund  Complex,  by the  Directors  who are not
affiliates of the Investment Manager was as follows:

                                                                                      Total Compensation from Registrant and
Name of Director                            ---------------------------------------                Fund Complex
                                                  Aggregate Compensation from                  Paid to Director (1)
                                                          Registrant
-------------------------------------------                                          -----------------------------------------

David E. A. Carson                                          $53,355                             $181,550 (37/90)*
Julian A. Lerner+                                           $40,375                              $174,350 (4/78)*
Thomas M. O'Brien+                                        $36,900 (2)                          $181,150 (4/78)* (2)
John A Pileski+                                                     $38,875                      $184,650 (4/78)*
F. Don Schwartz+                                          $38,875(3)                           $178,150 (4/78)*(3)
Robert E. LaBlanc                                           $22,881                             $195,800 (42/98)*
Douglas H. McCorkindale(4)                                  $22,541                             $159,800 (38/91)*
Stephen P. Munn(5)                                          $21,916                             $166,300 (42/98)*
Richard A. Redeker                                          $23,579                             $169,800 (38/92)*
Robin B. Smith(4)                                           $14,910                             $172,500 (41/97)*
Stephen Stoneburn                                           $22,931                             $181,300 (40/95)*
Clay T. Whitehead                                           $23,458                             $223,300 (41/96)*
+ Messrs. Lerner, O'Brien, Pileski and Schwartz resigned from the Board as of April 30,2003

(1)      Indicates number of  funds/portfolios  in Fund Complex (including the Company) to which aggregated  compensation  relates.  At
     December 31, 2003, the Fund Complex consisted of 48 funds and 179 portfolios.
(2)  Mr. O'Brien  deferred  payment of this  compensation.  The total value of all deferred  compensation,  as of October 31, 2003, was
     $207,195 from the Registrant and $527,948 from the Registrant and Fund Complex.
(3)   Mr. Schwartz deferred payment of a portion of this compensation.  The total value of all deferred compensation, as of
        October 31, 2003, was $29,300 from the Registrant and $88,670 from the Registrant and Fund Complex.
(4) Including  accrued  interest,  on amounts deferred through December 31, 2003, the total value of compensation for the calendar year amounted to approximately $274,600 and $388,600 for Mr. McCorkindale and Ms. Smith, respectively.
(5)   Effective November 30, 2003, Mr. Munn ceased being a Director of the Company.

         The  Company's  Articles  of  Incorporation  provides  that the  Directors,  officers  and  employees  of the  Company  may be indemnified by the Company to the fullest extent  permitted by federal and state law,  including  Maryland law. Neither the Articles of
Incorporation  nor the By-laws of the Company  authorize  the Company to  indemnify  any director or officer  against any  liability to which he or she would otherwise be subject by reason of or for willful  misfeasance,  bad faith, gross negligence or reckless disregard of such person's duties.

         Under the Maryland  General  Corporation  Law, a Director of the Company who is held liable for  assenting  to a  distribution made in violation of the Company's  Articles of Incorporation is entitled to contribution  from each shareholder of the Company for the amount the  shareholder  accepted  knowing the  distribution  was made in  violation  of those  provisions.  Absent such  knowledge,  a shareholder  will not be  obligated to the Company or its  creditors  in respect of shares held in the Company  except to the extent of any unpaid portion of the subscription price or purchase price for such shares.

         As of February 3, 2004, the Directors and officers of the Company owned,  in the aggregate,  less than 1% of each class of the
Company's shares.

Codes of Ethics.  The Company,  the Investment  Manager and the  Distributor  have adopted codes of ethics under rule 17j-1 of the 1940
Act. While these codes contain  provisions  reasonably  necessary to prevent  personnel  subject to the codes from engaging in unlawful conduct,  they do not  prohibit  investments  in  securities,  including  securities  that may be  purchased  or held by the  Funds and
Portfolios, by such personnel.

Proxy Voting Policies and Recordkeeping  Procedures.  The Board has delegated to the Company's  Investment  Manager the  responsibility for voting any  proxies  and  maintaining  proxy  recordkeeping  with  respect to each Fund.  The  Company  authorizes  the  Manager to delegate,  in whole or in part, its proxy voting authority to its Sub-adviser or third party vendors,  consistent with the policies set forth below.  The proxy  voting  process  shall  remain  subject to the  supervision  of the Board,  including  any  Committee  thereof established for that purpose.

         The Managers  and the Board view the proxy  voting  process as a component  of the  investment  process and, as such,  seek to ensure that all proxy  proposals  are voted with the  primary  goal of seeking the  optimal  benefit for a Fund.  Consistent  with this goal, the Board views the proxy voting process as a means to encourage  strong  corporate  governance  practices and ethical conduct by corporate  management.  The Manager and the Board  maintain a policy of seeking to protect the best  interests of a Fund should a proxy issue potentially implicate a conflict of interest between a Fund and the Manager or its affiliates.

         The Manager  delegates to each Fund's  Sub-adviser  the  responsibility  for voting the Fund's  proxies.  The  Sub-adviser  is expected to identify and seek to obtain the optimal  benefit for the Fund it manages,  and to adopt written  Policies that meet certain minimum  standards,  including  that the  policies  be  reasonably  designed to protect the best  interests  of the Fund and  delineate procedures  to be  followed  when a proxy  vote  presents  a  conflict  between  the  interests  of the Fund and the  interests  of the
Sub-adviser or its affiliates.  The Managers and the Board expect that the  Sub-adviser  will notify the Manager and the Board at least annually  of any such  conflicts  identified  and  confirm  how the issue was  resolved.  In  addition,  the  Managers  expect that the
Sub-adviser will deliver to the Manager,  or its appointed  vendor,  information  required for filing the Form N-PX with the Securities and Exchange Commission.

         A summary of the proxy voting policies of each Fund's Sub-advisor is set forth in Appendix B of this SAI.

                                             INVESTMENT ADVISORY & ADMINISTRATION SERVICES

THE INVESTMENT MANAGERS:

         American Skandia Investment Services, Inc. ("ASISI"),  One Corporate Drive, Shelton,  Connecticut,  and Prudential Investments
LLC ("PI"),  Gateway Center Three,  100 Mulberry  Street,  Newark,  New Jersey,  serve as co-managers of the Funds (each an "Investment
Manager" and together the  "Investment  Managers")  pursuant to an investment  management  agreement with the Company on behalf of each
Fund (the "Management  Agreement").  Until May 1, 2003 when PI became  co-manager,  ASISI served as the sole investment  manager to the
Company  since it commenced  operations  and has served since 1992 as the  investment  manager to American  Skandia Trust  ("AST"),  an investment  company whose shares are made available to life insurance  companies  writing variable annuity  contracts and variable life insurance  policies.  PI also serves as co-manager to AST as well as investment  manager to the investment  companies that comprise the
Prudential  mutual funds. PI and its predecessors  have served as manager or  administrator to investment  companies since 1987. PI and
ASISI are both wholly owned  subsidiaries  of Prudential  Financial,  Inc.  ("Prudential").  Founded in 1875,  Prudential is a publicly held  financial  services  company  primarily  engaged in providing  life  insurance,  property and casualty  insurance,  mutual funds, annuities,  pension and retirement  related services and  administration,  asset management,  securities  brokerage,  banking and trust services, real estate brokerage franchises and relocation services through its wholly-owned subsidiaries.

         For a list of those officers and Directors of the Company who also serve in similar  capacities  for the Investment  Managers, see this SAI under "Management of the Company."

..........Under the Management  Agreement,  PI, as co-manager,  will provide supervision and oversight of ASISI's investment  management responsibilities  with respect to the Company.  Pursuant to the Management  Agreement,  the Investment Managers will jointly administer each Fund's business  affairs and supervise each Fund's  investments.  The Investment  Managers must provide,  or obtain and supervise, the executive,  administrative,  accounting,  custody,  transfer agent and shareholder  servicing services that are deemed advisable by the Board of  Directors.  Subject to approval by the Board of  Directors,  the  Investment  Managers  may select and employ one or more sub-advisors  for a Fund, who will have primary  responsibility  for determining  what  investments the Fund will purchase,  retain and sell.  The  Investment  Managers  have  engaged  the  Sub-advisors  noted on the cover of this SAI to conduct  the  various  investment programs of each Fund pursuant to separate sub-advisory agreements.

..........The Management  Agreement  provides,  in substance,  that the Investment Manager will furnish each Fund with investment advice and investment  management and  administrative  services subject to the supervision of the Directors of the Company,  where applicable, and in conformity with the stated  investment  objective,  policies and limitations of the applicable  Fund. The Investment  Manager is responsible  for  providing,  at its expense,  such personnel as is required by each Fund for the proper conduct of its affairs and may engage a  sub-advisor  to conduct  the  investment  program of the Fund  pursuant to the  Investment  Manager's  obligations  under the
Management  Agreement.  The Investment Manager,  not the Funds is responsible for the expenses of conducting the investment programs of the Funds.

..........The Management  Agreement  provides further that neither the Investment  Manager nor its personnel shall be liable for any act or omission in the course of, or connected  with,  rendering  services under the agreement,  or for any losses that may be sustained in the purchase,  holding or sale of any security on behalf of the Funds,  except for willful  misfeasance,  bad faith or gross negligence in the  performance  of its or their  duties or by reason of  reckless  disregard  of its or their  obligations  and  duties  under the agreement.  The Management Agreement also permits the Investment Manager to render services to others.

..........Under the terms of the  Management  Agreement,  each Fund has  agreed to pay  ASISI an  investment  management  fee,  which is accrued daily and paid monthly,  equal on an annual basis to a stated  percentage of the  respective  Fund's average daily NAV. PI does not receive a fee for its services  under the  Management  Agreement.  The Investment  Manager,  not any Fund, is  responsible  for the payment of the  sub-advisory  fees to the  Sub-advisors.  For a  discussion  of the fees  payable  to the  Investment  Manager  and the
Sub-advisors,  as well as any applicable  voluntary fee waiver arrangements,  see the Company's Prospectus under "Expense  Information"
and "Management of the Funds."

..........Investment  Management  Fees.  ASISI  receives a monthly fee from each Fund for the  performance  of its services.  ASISI pays each  Sub-advisor  a portion of such fee for the  performance  of the  sub-advisory  services at no additional  cost to any Fund.  Each
Fund's  investment  management  fee is accrued daily for the purposes of determining  the offering and  redemption  price of the Fund's shares.  The fees payable to ASISI, based on a stated percentage of the Fund's average daily net assets, are as follows:

Fund:                                                                                   Annual Rate:
----                                                                                    -----------

ASAF International Equity Fund:                                                              1.10%

ASAF William Blair International Growth Fund:                                                1.00%

ASAF PBHG Small-Cap Growth Fund:                                                             0.90%

ASAF DeAM Small-Cap Growth Fund:                                                             0.95%

ASAF Gabelli Small-Cap Value Fund:                                                           1.00%

ASAF Goldman Sachs Mid-Cap Growth Fund:                                                      1.00%

ASAF Neuberger Berman Mid-Cap Value Fund:                                                    0.90%

ASAF INVESCO Technology Fund:                                                                1.00%

ASAF INVESCO Health Sciences Fund:                                                           1.00%

ASAF ProFund Managed OTC Fund:                                                               0.85%

ASAF Marsico Capital Growth Fund:                                                            1.00%

ASAF Goldman Sachs Concentrated Growth Fund:                                                 1.00%

ASAF Large-Cap Growth Fund:                                                                  0.90%

ASAF T. Rowe Price Tax Managed Fund                                                          0.95%

ASAF Sanford Bernstein Core Value Fund:                                                      0.85%

ASAF Sanford Bernstein Managed Index 500 Fund:                                               0.80%

ASAF Alliance Growth and Income Fund:                                                        1.00%

ASAF MFS Growth with Income Fund:                                                            1.00%

ASAF INVESCO Capital Income Fund:                                                            0.75%

ASAF American Century Strategic Balanced Fund:                                               0.90%

ASAF Federated High Yield Bond Fund:                                                         0.70%

ASAF PIMCO Total Return Bond Fund:                                                           0.65%

ASAF Money Market Fund:                                                                      0.50%

         Investment  Management  Fee Waivers.  The Investment  Manager may from time to time agree to  voluntarily  waive or reduce its fees,  while  retaining  their ability to be reimbursed for such fees prior to the end of each fiscal year.  Such voluntary fee waivers or reductions may be rescinded at any time and without notice to investors.

         The  Investment  Manager has  voluntarily  agreed to waive  portions of its  investment  management  fees equal to .05% of the average daily net assets less than $1 billion of the ASAF William  Blair Growth Fund;  .20% of the average daily net assets of the ASAF
Alliance  Growth and Income Fund;  .10% of the average  daily net assets of the ASAF DeAM  Small-Cap  Growth Fund;  .10% of the average daily net assets of the ASAF  Large-Cap  Growth  Fund;  .07% of the average  daily net assets less than $1 billion of the ASAF  Goldman
Sachs  Concentrated  Growth Fund and .10% of the average daily net assets less than $1 billion of the ASAF Goldman Sachs Mid-Cap Growth
Fund.

         The  investment  management  fee paid for each of the past three fiscal years by each Fund that was publicly  offered prior to
October 31, 2003 was as follows:

                                                                  Year ended           Year ended            Year ended
                                                                  ----------           -----------           ----------
Name of Fund                                                   October 31, 2001      October 31, 2002      October 31, 2003
------------                                                   ----------------      ----------------      ----------------

                             ASAF International Equity Fund        $592,695             $543,219              $488,501

               ASAF William Blair International Growth Fund        $3,841,986           $2,161,604            $1,374,452

                            ASAF PBHG Small-Cap Growth Fund        $2,023,697           $1,391,312            $937,891

                            ASAF DeAM Small-Cap Growth Fund        $560,468             $450,200              $392,715

                          ASAF Gabelli Small-Cap Value Fund        $1,421,911           $1,976,197            $1,807,511

                     ASAF Goldman Sachs Mid-Cap Growth Fund        $236,388             $209,909              $210,786

                   ASAF Neuberger Berman Mid-Cap Value Fund        $1,590,795           $1,980,922            $1,721,620

                               ASAF INVESCO Technology Fund        $312,651             $258,838              $192,817

                          ASAF INVESCO Health Sciences Fund        $40,494              $174,080              $167,256

                              ASAF ProFund Managed OTC Fund        $258,985             $272,632              $270,064

                           ASAF Marsico Capital Growth Fund        $8,799,262           $6,891,761            $5,596,554

                ASAF Goldman Sachs Concentrated Growth Fund        $15,837,193          $8,464,301            $5,198,925

                                 ASAF Large-Cap Growth Fund        $0                   $1,327                $13,591

                         ASAF T.  Rowe  Price  Tax  Managed        $9,994               $49,389               $68,686
Fund
                     ASAF Sanford Bernstein Core Value Fund        $27,107              $162,969              $276,179

              ASAF Sanford Bernstein Managed Index 500 Fund        $799,176             $1,087,205            $1,072,855

                       ASAF Alliance Growth and Income Fund        $2,333,727           $2,495,894            $2,327,186

                           ASAF MFS Growth with Income Fund        $426,192             $456,532              $373,310

                           ASAF INVESCO Capital Income Fund        $2,613,726           $2,018,744            $1,463,599

              ASAF American Century Strategic Balanced Fund        $1,690,530           $1,479,890            $1,218,738

                        ASAF Federated High Yield Bond Fund        $936,997             $1,029,558            $1,321,082

                          ASAF PIMCO Total Return Bond Fund        $2,094,849           $2,947,082            $3,583,069

                                     ASAF Money Market Fund        $2,164,909           $1,752,856            $1,844,079

         The ASAF PBHG Small-Cap  Growth Fund, ASAF Gabelli  Small-Cap Value Fund,  ASAF Goldman Sachs  Concentrated  Growth Fund, ASAF
INVESCO  Capital Income Fund,  ASAF American  Century  Strategic  Balanced Fund,  ASAF Federated High Yield Bond Fund, ASAF PIMCO Total
Return Bond Fund and ASAF Money Market Fund commenced  operations on July 28, 1997. The ASAF William Blair  International  Growth Fund,
and ASAF Alliance  Growth and Income Fund commenced  operations on January 2, 1998.  The ASAF  Neuberger  Berman Mid-Cap Value Fund and
ASAF Marsico  Capital  Growth Fund  commenced  operations  on August 19, 1998.  The ASAF  International  Equity Fund,  the ASAF Sanford
Bernstein  Managed  Index 500 Fund,  and ASAF MFS Growth with  Income  Fund  commenced  operations  on November 1, 1999.  The ASAF DeAM
Small-Cap  Growth Fund  commenced  operations on March 1, 2000.  The ASAF Goldman Sachs Mid-Cap  Growth Fund,  ASAF INVESCO  Technology
Fund,  ASAF ProFund  Managed OTC Fund commenced  operations on September 11, 2000. The ASAF INVESCO Health  Sciences Fund, ASAF T. Rowe
Price Tax Managed Fund and ASAF Sanford  Bernstein  Core Value Fund commenced  operations on March 1, 2001.  The ASAF Large-Cap  Growth
Fund  commenced  operations  on May 1, 2002.  As discussed in this SAI under "Fund  Expenses"  and in the  Company's  Prospectus  under
"Expense  Information," the Investment  Manager has voluntarily agreed to reimburse the other expenses of each Fund so that each Fund's total expenses do not exceed specified levels.  During the fiscal period, the amounts of these  reimbursements  exceeded the investment management fees included in the above table.

         Each  Management  Agreement will continue in effect from year to year,  provided it is approved at least annually by a vote of the majority of the  Directors,  who are not parties to the  agreement  or  interested  persons of any such party,  cast in person at a meeting  specifically  called for the purpose of voting on such approval.  Each Management  Agreement may be terminated without penalty on 60 days' written notice by vote of a majority of the Directors or Trustees,  where applicable,  or by the Investment  Manager, or by holders of a majority of the applicable Fund's outstanding  shares,  and will automatically  terminate in the event of its "assignment"
(as that term is defined in the 1940 Act).

THE SUB-ADVISORS:

         The Investment  Managers currently engage the following  Sub-advisors to conduct the investment programs of each Fund pursuant to separate sub-advisory agreements with the Investment Manager (the "Sub-Advisory  Agreements"):  (a) William Blair & Company, LLC for
the ASAF William Blair International Growth Fund and ASAF International Equity Fund; (b) American Century Investment  Management,  Inc.
for the ASAF American Century  Strategic  Balanced Fund, (c) Deutsche Asset  Management,  Inc. for the ASAF DeAM Small-Cap Growth Fund;
(e) Pilgrim  Baxter &  Associates,  Ltd.  for the ASAF PBHG  Small-Cap  Growth  Fund;  (f) GAMCO  Investors,  Inc. for the ASAF Gabelli
Small-Cap  Value Fund; (g) Goldman Sachs Asset  Management,  L.P. for the ASAF Goldman Sachs Mid-Cap Growth Fund and ASAF Goldman Sachs
Concentrated  Growth Fund; (h) Neuberger  Berman  Management  Inc. for the ASAF Neuberger  Berman Mid-Cap Value Fund; (i) INVESCO Funds
Group,  Inc. for the ASAF INVESCO  Technology Fund, the ASAF INVESCO Health Sciences Fund and the ASAF INVESCO Capital Income Fund; (k)
ProFund  Advisors LLC for the ASAF ProFund  Managed OTC Fund; (l) Alliance  Capital  Management  L.P. for the ASAF Alliance  Growth and
Income Fund; (m) Marsico Capital  Management,  LLC for the ASAF Marsico  Capital Growth Fund; (n) Jennison  Associates LLC for the ASAF
Large-Cap  Growth Fund;  (o) T. Rowe Price  Associates,  Inc. for the ASAF T. Rowe Price Tax Managed Fund;  (p) Sanford C.  Bernstein &
Co., LLC for the ASAF Sanford  Bernstein  Core Value Fund and the ASAF Sanford  Bernstein  Managed  Index 500 Fund;  (q)  Massachusetts
Financial  Services Company for the ASAF MFS Growth with Income Fund; (r) Federated  Investment  Counseling for the ASAF Federated High
Yield Bond Fund;  (s)  Pacific  Investment  Management  Company  LLC for the ASAF  PIMCO  Total  Return  Bond Fund;  (t) Wells  Capital
Management Incorporated for the ASAF Money Market Fund.

         The Sub-Advisory  Agreements  provide that the Sub-advisors will formulate and implement a continuous  investment  program for each Fund in accordance with the Fund's investment  objective,  policies and limitations and any investment  guidelines  established by the Investment  Manager.  Each Sub-advisor  will,  subject to the supervision and control of the Investment  Manager,  determine in its discretion  which issuers and securities  will be purchased,  held,  sold or exchanged by the Fund, and will place orders with and give instructions  to brokers  and  dealers to cause the  execution  of such  transactions.  The  Sub-advisors  are  required to furnish the
Investment  Manager with periodic  reports  concerning the  transactions  and performance of the Fund. Each  Sub-advisor is required to furnish at its own expense all investment  facilities  necessary to perform its obligations under the Sub-Advisory  Agreement.  Nothing in the  Sub-advisory  Agreements  prevents the Investment  Manager from engaging other  sub-advisors to provide  investment  advice and other services to a Fund, or from providing such services itself.

         Corporate Structure.  Several of the Sub-advisors are controlled by other parties as noted below:

         Deutsche Asset Management, Inc. (DAMI") is a wholly owned indirect subsidiary of Deutsche Bank A.G.

         Pilgrim  Baxter & Associates,  Ltd. is an indirect,  wholly-owned  subsidiary of Old Mutual plc, a London based  international financial services organization.

         American Century Companies, Inc. is the parent of American Century Investment Management, Inc.

         GAMCO Investors,  Inc. ("GAMCO") is a New York corporation  organized in 1999 as successor to the investment advisory business of a New  York  corporation  of the same  name  that was  organized  in 1978.  GAMCO is a  wholly-owned  subsidiary  of  Gabelli  Asset
Management  Inc.  ("GAMI"),  a publicly  held  company  listed on the New York Stock  Exchange.  Mr.  Mario J.  Gabelli may be deemed a
"controlling  person" of GAMCO on the basis of his  controlling  interest  in GAMI.  GAMCO has  several  affiliates  that also  provide investment advisory services.

         Neuberger Berman Management Inc. is an indirect wholly owned subsidiary of Lehman Brothers  Holdings,  Inc., a publicly traded holding company.

         INVESCO is an indirect wholly owned subsidiary of AMVESCAP PLC, a publicly traded holding company.

         Alliance  Capital  Management  Corporation  ("ACMC"),  is an indirect  wholly-owned  subsidiary of AXA  Financial,  Inc. ("AXA
Financial"),  is the general partner of Alliance Capital  Management,  L.P. ("Alliance  Capital").  Alliance Capital Management Holding
L.P.  ("Alliance  Holding") owns  approximately  54.6% of the outstanding  units of limited  partnership  interest in Alliance  Capital
("Alliance  Units").  ACMC is the  general  partner  of  Alliance  Holding,  whose  equity  interests  are traded on the New York Stock
Exchange,  Inc.  ("NYSE") in the form of units  ("Alliance  Holding Units").  AXA Financial,  together with certain of its wholly-owned subsidiaries,  including ACMC,  beneficially owns approximately 1.9% of the outstanding Alliance Holding Units, which together with the
54.6% stake in Alliance  Units,  represents an approximate  55.7% economic  interest in Alliance  Capital.  AXA  Financial,  a Delaware corporation, is a wholly-owned subsidiary of AXA, a French company.

         Marsico Capital Management, LLC is a wholly owned indirect subsidiary of Bank of America Corporation.

         T. Rowe Price Associates,  Inc. is a wholly-owned  subsidiary of T. Rowe Price Group, Inc., a publicly-traded  holding company engaged in the financial services and investment management business.

         Sanford C. Bernstein & Co., LLC is an indirect wholly owned subsidiary of Alliance Capital Management L.P.

         Massachusetts  Financial Services Company is a subsidiary of Sun Life of Canada (US) Financial  Services Holdings,  Inc. which in turn is an indirect wholly owned subsidiary of Sun Life Services of Canada, Inc. (a diversified financial services organization).

         Federated Investment Management Company is a wholly owned subsidiary of Federated Investors.

         Pacific Investment Management Company LLC ("PIMCO"),  a Delaware limited liability company, is a majority-owned  subsidiary of
Allianz Dresdner Asset Management of America L.P.,  ("ADAM LP").  Allianz  Aktiengesellschaft  ("Allianz AG") is the indirect  majority owner of ADAM LP.  Allianz AG is a  European-based,  multinational  insurance  and financial  services  holding  company.  Pacific Life
Insurance Company holds an indirect minority interest in ADAM LP.

         Jennison  Associates LLC is a  wholly-owned  subsidiary of Prudential  Investment  Management,  Inc.,  which is a wholly-owned subsidiary of Prudential Financial, Inc.

         Sub-Advisory  Fees.  ASISI pays each  Sub-advisor on a monthly basis for the  performance of  sub-advisory  services.  The fee payable to the Sub-advisors with respect to each Fund may differ,  reflecting,  among other things, the investment objective,  policies and limitations of each Fund and the nature of each  Sub-advisory  Agreement.  Each  Sub-advisor's fee is accrued daily for purposes of determining the amount payable by the Investment  Manager to the Sub-advisor.  The fees payable to the Sub-advisors,  based on a stated
percentage of the Fund's average daily net assets, are as follows:

         William  Blair & Company,  LLC for the ASAF William  Blair  International  Growth Fund:  An annual rate equal to the following percentages  of the  combined  average  daily net assets of the Fund and the series of  American  Skandia  Trust that is managed by the
Sub-advisor  and  identified by the  Sub-advisor  and the Investment  Manager as being similar to the Fund:  .30% of the portion of the combined  average  daily net assets not in excess of $500  million;  plus .25% of the portion over $500 million but not in excess of $1 billion;  plus .20% of the portion in excess of $1 billion.  Prior to November  11,  2002,  the  Investment  Manager has engaged  Janus
Capital  Management LLC as Sub-advisor for the Fund  (formerly,  the ASAF Janus Overseas Growth Fund) for an annual rate of .60% of the portion  of the  average  daily net assets of the Fund not in excess of $100  million;  when the  average  daily net assets of the Fund equal or exceed $100 million, the annual rate will be .50% of the entire average daily net assets of the Fund.

         William Blair & Company,  LLC for the ASAF  International  Equity Fund: An annual rate equal to the following  percentages  of the combined  average  daily net assets of the Fund and the series of American  Skandia  Trust that is managed by the  Sub-advisor  and identified by the  Sub-advisor  and the Investment  Manager as being similar to the Fund:  .30% of the portion of the combined  average daily net assets not in excess of $500 million;  plus .25% of the portion over $500 million but not in excess of $1 billion;  plus .20%
of the portion in excess of $1 billion.  Prior to December 15, 2003,  the Investment  Manager has engaged  Strong  Capital  Management,
Inc. as  Sub-advisor  for the Fund  (formerly,  the ASAF Strong  International  Equity Fund) for an annual rate equal to the  following percentages  of the  combined  average  daily net assets of the Fund and the series of  American  Skandia  Trust that is managed by the
Sub-advisor  and  identified by the  Sub-advisor  and the Investment  Manager as being similar to the Fund:  .45% of the portion of the combined  average  daily net assets not in excess of $500  million;  plus .40% of the portion over $500 million but not in excess of $1 billion; plus .35%of the portion in excess of $1 billion.

         Pilgrim Baxter & Associates,  Ltd. for the ASAF PBHG Small-Cap Growth Fund: An annual rate equal to the following  percentages of the combined  average daily net assets of the Fund and the series of American  Skandia Trust that is managed by the  Sub-advisor and identified by the  Sub-advisor  and the Investment  Manager as being similar to the Fund:  .50% of the portion of the combined  average daily net assets not in excess of $100  million;  plus .45% of the portion  over $100 million but not in excess of $400  million;  plus
..40% of the portion  over $400 million but not in excess of $900  million;  plus .35% of the portion in excess of $900  million.  Prior to September 14, 2001, the  Investment  Manager had engaged Janus Capital  Management  LLC as  Sub-advisor  for the ASAF PBHG Small-Cap
Growth Fund  (formerly,  the ASAF Janus  Small-Cap  Growth Fund),  for a total  Sub-advisory  fee of .50% of the portion of the average daily net  assets of the Fund not in excess of $100  million;  plus .45% of the  portion  over $100  million  but not in excess of $500 million;  plus  .40% of the  portion  over $500  million  but not in excess of $1  billion;  plus .35% of the  portion  in excess of $1 billion.

         Deutsche Asset  Management,  Inc. for the ASAF DeAM Small-Cap  Growth Fund: An annual rate equal to the following  percentages of the combined  average daily net assets of the Fund and the series of American  Skandia Trust that is managed by the  Sub-advisor and identified by the  Sub-advisor  and the Investment  Manager as being similar to the Fund:  .35% of the portion of the combined  average daily net assets not in excess of $100  million;  plus .30% of the portion  over $100 million but not in excess of $300  million;  plus
..25% of the portion  over $300 million but not in excess of $500  million;  plus .20% of the portion in excess of $500  million.  Prior to December 10, 2001, the Investment  Manager had engaged Zurich Scudder  Investments,  Inc. as Sub-advisor  for the Fund (formerly the
ASAF  Scudder  Small-Cap  Growth  Fund) for an annual rate of .50% of the  portion of the  average  daily net assets of the Fund not in excess of $100  million;  plus .45% of the portion over $100 million but not in excess of $400  million;  plus .40% of the portion over
$400 million but not in excess of $900 million; plus .35% of the portion in excess of $900 million.

         GAMCO  Investors,  Inc. for the ASAF Gabelli  Small-Cap  Value Fund: An annual rate equal to the following  percentages of the combined  average  daily net assets of the Fund and the series of  American  Skandia  Trust  that is  managed  by the  Sub-Advisor  and identified by the  Sub-advisor  and the Investment  Manager as being similar to the Fund:  .40% of the portion of the combined  average daily net assets not in excess of $1 billion;  plus .30% of the portion in excess of $1  billion.  Prior to  September  11,  2000,  the
Investment  Manager had engaged T. Rowe Price  Associates,  Inc. as  Sub-advisor  for the Fund  (formerly  the ASAF T. Rowe Price Small
Company Value Fund) for an annual rate of.60% of the average daily net assets of the Fund.

         Goldman Sachs Asset  Management,  L.P. for the ASAF Goldman  Sachs Mid-Cap  Growth Fund: An annual rate equal to the following percentages  of the combined  average  daily net assets of the Fund and ASAF Goldman Sachs  Concentrated  Growth Fund and the following series of American  Skandia Trust,  AST Goldman Sachs Mid-Cap Growth  Portfolio and AST Goldman Sachs  Concentrated  Growth  Portfolio,
that are managed by the Sub-Advisor  and identified by the  Sub-advisor  and the Investment  Manager as being similar to the Funds .28%
of the  portion of the  average  daily net assets of the Funds not in excess of $1 billion  plus .25% of the  portion of the net assets over $1 billion.  Prior to November 11, 2002, the Investment  Manager has engaged Janus Capital  Management LLC as Sub-advisor  for the
Fund (formerly,  the ASAF Janus Mid-Cap Growth Fund) for an annual rate of 50% of the portion of the combined  average daily net assets not in excess of $250 million;  plus .45% of the portion over $250 million but not in excess of $750 million;  plus .40% of the portion over $750 million but not in excess of $1.5 billion; plus .35% of the portion in excess of $1.5 billion.

         Neuberger  Berman  Management  Inc. for the ASAF  Neuberger  Berman  Mid-Cap Value Fund: An annual rate of .40% of the average daily net assets of the Fund.

         INVESCO Funds Group,  Inc. for the ASAF INVESCO  Technology  Fund: An annual rate equal to the  following  percentages  of the combined  average daily net assets of the Fund and the ASAF INVESCO  Health  Sciences  Fund:  .55% of the of the portion of the average daily net assets not in excess of $100  million;  plus .45% of the  portion of the average  daily net assets over $100  million but not in excess of $200  million;  plus .425% of the  portion of the  average  daily net assets  over $200  million but not in excess of $400 million;  plus .40% of the portion of the average  daily net assets over $400 million but not in excess of $900  million;  plus .35% of the average daily net assets in excess of $900 million.

         INVESCO Funds Group,  Inc. for the ASAF INVESCO  Health  Sciences  Fund: An annual rate equal to the following  percentages of the combined  average daily net assets of the Fund and the ASAF INVESCO  Technology  Fund: .55% of the portion of the average daily net assets not in excess of $100  million;  plus .45% of the  portion of the average  daily net assets over $100  million but not in excess of $200 million;  plus .425% of the portion of the average  daily net assets over $200 million but not in excess of $400 million;  plus
..40% of the portion of the  average  daily net assets over $400  million  but not in excess of $900  million;  plus .35% of the average daily net assets in excess of $900 million.

         ProFund  Advisors LLC for the ASAF ProFund  Managed OTC Fund:  An annual rate of .35% of the portion of the average  daily net assets of the Fund not in excess of $400 million;  plus .25% of the portion over $400 million.  Prior to March 1, 2001,  the Investment
Manager had engaged Rydex Global Advisors as Sub-advisor for the Fund, for the same fee rate

         Marsico  Capital  Management,  LLC for the ASAF Marsico  Capital  Growth Fund: An annual rate of .45% of the average daily net assets of the Fund.

         Goldman  Sachs Asset  Management,  L.P.  for the ASAF Goldman  Sachs  Concentrated  Growth  Fund:  An annual rate equal to the following  percentages  of the  combined  average  daily net assets of the Fund and ASAF  Goldman  Sachs  Mid-Cap  Growth  Fund and the
following  series of American  Skandia Trust,  AST Goldman Sachs Mid-Cap  Growth  Portfolio and AST Goldman Sachs  Concentrated  Growth
Portfolio,  that are managed by the Sub-Advisor  and identified by the  Sub-advisor and the Investment  Manager as being similar to the
Funds .28% of the  portion of the  average  daily net assets of the Funds not in excess of $1 billion  plus .25% of the  portion of the net assets over $1  billion.  Prior to  November  11,  2002,  the  Investment  Manager has  engaged  Janus  Capital  Management  LLC as
Sub-advisor for the Fund  (formerly,  the ASAF Janus Mid-Cap Growth Fund) for an annual rate of .45% of the average daily net assets of the Fund.

         Jennison  Associates  LLC for the ASAF  Large-Cap  Growth  Fund:  An annual  rate equal to the  following  percentages  of the average  daily net assets of the Fund:  .20% of the portion of the average  daily net assets not in excess of $500  million;  plus .15%
of the  portion  over $500  million  but not in excess  of $1  billion;  plus .10% of the  portion  in excess of $1  billion.  Prior to
February  2, 2004,  the  Investment  Manager  had engaged  Deutsche  Asset  Management,  Inc.  as  Sub-advisor  for the Fund at a total
Sub-advisory  fee of an annual rate equal to the  following  percentages  of the combined  average daily net assets of the Fund and the series of American  Skandia Trust that is managed by the prior  Sub-advisor and identified by the prior  Sub-advisor and the Investment
Manager as being  similar to the Fund:  .20% of the portion of the  combined  average  daily net assets not in excess of $500  million;
plus .15% of the portion over $500 million but not in excess of $1 billion; plus .10% of the portion in excess of $1 billion.

         T. Rowe  Price  Associates,  Inc.  for the ASAF T. Rowe Price Tax  Managed  Fund:  An annual  rate equal to .45% of the of the portion of the  Fund's  average  daily net assets not in excess of $100  million;  plus .40% of the  portion of the  average  daily net assets over $100 million but not in excess of $250 million;  plus .35% of the portion of the Fund's  average daily net assets in excess of $250 million.

         Sanford C.  Bernstein  & Co.,  LLC for the ASAF  Sanford  Bernstein  Core Value Fund:  An annual  rate equal to the  following percentages  of the  combined  average  daily net assets of the Fund and the series of  American  Skandia  Trust that is managed by the
Sub-Advisor  and  identified by the  Sub-advisor  and the Investment  Manager as being similar to the Fund:  .25% of the portion of the combined average daily net assets not in excess of $500 million; plus .20% of the portion over $500 million.

         Sanford C. Bernstein & Co., LLC for the ASAF Sanford  Bernstein  Managed Index 500 Fund: An annual rate equal to the following percentages  of the  combined  average  daily net assets of the Fund and the series of  American  Skandia  Trust that is managed by the
Sub-Advisor  and identified by the Sub-advisor  and the Investment  Manager as being similar to the Fund:  .1533% of the portion of the combined  average  daily net assets not in excess of $300  million;  plus .10% of the  portion  of the net  assets  over $300  million.
Notwithstanding  the foregoing,  the following  annual rate will apply for each day that the combined  average daily net assets are not in excess of $300 million:  .40% of the first $10 million of combined  average  daily net assets;  plus .30% on the next $40 million of combined average daily net assets;  plus .20% on the next $50 million of combined average daily net assets;  plus .10% on the next $200 million of combined  average  daily net assets.  Prior to May 1, 2000,  the  Investment  Manager had engaged  Bankers  Trust Company as
Sub-advisor for the Fund at a total  Sub-advisory  fee equal to the following  percentages of the combined  average daily net assets of the Fund and the series of American  Skandia  Trust that was managed by Bankers Trust Company and  identified  by the  Sub-Advisor  and
ASISI as being similar to the Fund:  .17% of the portion of the combined  average daily net assets not in excess of $300 million;  plus
..13% of the portion over $300 million but not in excess of $1 billion; plus .08% of the portion in excess of $1 billion.

         Alliance  Capital  Management  L.P.  for the ASAF  Alliance  Growth and Income  Fund:  An annual  rate equal to the  following percentages  of the  combined  average  daily net assets of the Fund and the series of  American  Skandia  Trust that is managed by the
Sub-Adviser  and identified by the  Sub-advisor  and the Investment  Manager as being similar to the Portfolio:  .30% of the portion of the combined  average daily net assets not in excess of $1 billion;  plus .25% of the portion over $1 billion but not in excess of $1.5 billion;  plus .20% of the portion in excess of $1.5 billion.  Prior to May 1, 2000, the Investment  Manager had engaged Lord, Abbett &
Co. as Sub-advisor for the Fund at a total  Sub-advisory  fee of .50% of the portion of the average daily net assets of the Fund not in excess of $200 million;  plus .40% of the portion over $200 million but not in excess of $500  million;  plus .375% of the portion over
$500 million but not in excess of $700  million;  plus .35% of the portion over $700  million but not in excess of $900  million;  when the average  daily net assets of the Fund equal or exceed $900  million,  the annual rate will be .30% of the entire  average daily net assets of the Fund.

         Massachusetts  Financial  Services  Company for the ASAF MFS Growth with Income  Fund:  An annual rate equal to the  following percentages  of the combined  average daily net assets of the Fund and the domestic  equity  series of American  Skandia Trust that are managed by  Massachusetts  Financial  Services  Company:  .40% of the portion of the combined average daily net assets not in excess of
$300  million;  plus .375% of the portion  over $300  million  but not in excess of $600  million;  plus .35% of the portion  over $600 million but not in excess of $900  million;  plus .325% of the portion  over $900 million but not over $1.5  billion;  plus .25% of the portion in excess of $1.5 billion.

         INVESCO  Funds Group,  Inc. for the ASAF INVESCO  Capital  Income Fund: An annual rate of .35% of the average daily net assets of the Fund.

         American Century  Investment  Management,  Inc. for the ASAF American Century  Strategic  Balanced Fund:  Because of the large amount of assets being sub-advised for the Investment Manager by American Century Investment  Management,  Inc., the Investment Manager
was able to negotiate a reduction to the  Sub-advisor's  standard  fee  schedule.  This reduced fee schedule is an annual rate equal to the  following  percentages  of the  combined  average  daily net assets of the Fund and the series of American  Skandia  Trust that is managed by the Sub-advisor  and identified by the Sub-advisor and Investment  Manager as being similar to the Fund: .45% of the portion of the average  daily net assets of the Fund not in excess of $50 million;  plus .40% of the portion over $50 million but not in excess of $100  million;  plus .35% of the portion  over $100  million but not in excess of $500  million;  plus .30% of the portion over $500 million.

         Federated  Investment  Counseling  for the ASAF  Federated  High Yield Bond Fund: An annual rate of .25% of the portion of the average daily net assets of the Fund not in excess of $200 million; plus .20% of the portion over $200 million.

         Pacific  Investment  Management  Company LLC for the ASAF PIMCO Total Return Bond Fund:  An annual rate of .25% of the average daily net assets of the Fund.

         Wells Capital  Management  Incorporated  for the ASAF Money Market Fund: An annual rate equal to the following  percentages of the combined  average daily net assets of the Fund and the series of American  Skandia Trust that is managed by Wells Fargo  Investment
Management,  Incorporated  and  identified  by it and ASISI as being similar to the Fund:  .07% of the portion of the combined  average daily net assets not in excess of $500  million;  plus .05% of the portion  over $500 million but not in excess of $1.5  billion;  plus
..04% of the  portion in excess of $1.5  billion.  Prior to  September  17,  2001,  the  Investment  Manager  had  engaged  J.P.  Morgan
Investment  Management,  Inc.  as  Sub-advisor  for the Fund at a total  Sub-advisory  fee of an  annual  rate  equal to the  following percentages  of the combined  average daily net assets of the Fund and the series of American  Skandia  Master Trust that is managed by
J.P.  Morgan  Investment  Management,  Inc. and  identified  by it and ASISI as being  similar to the Fund:  .09% of the portion of the combined  average daily net assets not in excess of $500 million;  plus .06% of the portion over $500 million but not in excess of $1.5 billion; plus .04% of the portion over $1.5 billion.

Sub-Advisory  Fee  Waivers.  Certain  Sub-advisors  have  voluntarily  agreed to waive a portion of their  sub-advisory  fees set forth above, as follows:

         Commencing  January 1, 2002,  Neuberger Berman  Management,  Inc. has voluntarily agreed to waive a portion of its fee so that the  following fee schedule  based on the combined  average daily net assets of the ASAF  Neuberger  Berman  Mid-Cap Value Fund and the
series of American  Skandia Trust that are managed by the  Sub-advisor  and identified by the  Sub-advisor  and  Investment  Manager as being  similar to the Funds is in effect:  .40% of the portion of the  combined  average  daily net assets not in excess of $1 billion;
plus .35% of the portion over $1 billion.

         Commencing  March 1,  2001,  Marsico  Capital  Management,  LLC has  voluntarily  agreed to waive the  portion of its fee that exceeds the following  percentage of the combined average daily net assets of the Fund and the series of American  Skandia Trust.  that is managed by the  Sub-advisor  and identified by the  Investment  Manager and  Sub-advisor  as being similar to the Fund:  .40% of the combined average daily net assets of the Fund.  The Sub-advisor may terminate this voluntary agreement at any time.

         Commencing  January 1, 2001,  Federated  Investment  Counseling,  the Sub-advisor for the ASAF Federated High Yield Bond Fund, has  voluntarily  agreed to waive a portion of its  sub-advisory  fee so that the following fee schedule based on the combined  average daily net assets of the Fund and the AST Federated  High Yield  Portfolio of American  Skandia Trust is in effect:  .25% of the portion of the combined  average daily net assets not in excess of $200  million;  plus .20% of the portion over $200 million but not in excess of $500 million; plus .15% of the portion over $500 million.

         Commencing May 1, 2000,  INVESCO Funds Group,  Inc., the Sub-advisor for the ASAF INVESCO Capital Income Fund, has voluntarily agreed to waive a portion of its fee so that the  following  fee schedule  based on the combined  average  daily net assets of the Fund and the AST INVESCO Capital Income  Portfolio is in effect:  .35% of the portion of the combined average daily net assets not in excess of $1 billion; plus .30% of the portion over $1 billion.

         The sub-advisory  fees paid by the Investment  Manager for each Fund for the fiscal years ended October 31, 2001,  October 31,
2002 and October 31, 2003, were as follows:

Name of Fund                                                   Period Ended            Year Ended            Year ended
------------                                                   ------------            ----------            ----------
                                                             October 31, 2001       October 31, 2002      October 31, 2003
                                                             ----------------       ----------------      ----------------

ASAF International Equity Fund(1)                                   $242,466               $222,120     $199,841
ASAF William Blair International Growth Fund(2)                     $1,920,993             $1,080,802   $410,396

ASAF PBHG Small-Cap Growth Fund(3)                                  $1,047,336             $637,671     $463,124

ASAF DeAM Small-Cap Growth Fund(4)                                  $294,983               $192,104     $67,257

ASAF Gabelli Small-Cap Value Fund                                   $569,601               $790,479     $723,004

ASAF Goldman Sachs Mid-Cap Growth Fund(5)                           $126,884               $108,668     $53,922

ASAF Neuberger Berman Mid-Cap Value Fund                            $702,191               $787,624     $627,801

ASAF INVESCO Technology Fund                                        $171,958               $142,361     $106,049

ASAF INVESCO Health Sciences Fund                                   $22,272                $95,744      $91,991

ASAF ProFund Managed OTC Fund(6)                                    $106,641               $112,260     $111,203

ASAF Marsico Capital Growth Fund                                    $3,465,859             $2,552,684   $2,230,617
ASAF Goldman Sachs Concentrated Growth Fund(7)                      $6,148,424             $3,166,325   $1,318,017

ASAF Large-Cap Growth Fund                                               $0                      $332   $3,020

ASAF T. Rowe Price Tax Managed Fund                                 $4,734                 $23,395      $32,536

ASAF Sanford Bernstein Core Value Fund                              $7,973                 $47,932      $81,229

ASAF Sanford Bernstein Managed Index 500 Fund                       $99,897                $135,901     $134,107

ASAF Alliance Growth and Income Fund                                $583,773               $654,961     $542,351

ASAF MFS Growth with Income Fund                                    $137,073               $152,285     $132,150
ASAF INVESCO Capital Income Fund                                    $1,063,260             $855,558     $683,013

ASAF American Century Strategic Balanced Fund                       $657,428               $575,513     $473,954

ASAF Federated High Yield Bond Fund                                 $221,239               $225,832     $283,143

ASAF PIMCO Total Return Bond Fund                                   $805,711               $1,133,493   $1,378,104

ASAF Money Market Fund                                              $173,193               $162,181     $147,526

(1)      For fiscal year 2001,  the entire fee noted above was paid to A I M Capital  Management,  Inc., the prior Sub- advisor for the
Fund.  For fiscal year 2002, $25,253 was paid to AIM and $196,867 was paid to Strong Capital Management, Inc.
(2)      For fiscal years 2001 and 2002 the entire fee noted above was paid to Janus  Capital  Management  LLC,  the prior  Sub-advisor for the Fund.
(3)      For fiscal year 2001,  $962,193 was paid to Janus Capital  Management,  LLC, the prior Sub-advisor to the Fund and $85,143 was paid to Pilgrim Baxter & Associates, Ltd.
(4)  For fiscal years 2001, the entire fee noted above was paid to Zurich Scudder  Investments,  Inc.,  the prior  Sub-advisor  for the
     Fund.  For fiscal year ended 2002,  $31,502 was paid to Zurich Scudder  Investments,  Inc. and $160,602 was paid to Deutsche Asset
     Management, Inc.
(5)  For fiscal years 2001 and 2002, the entire fee noted above was paid to Janus Capital  Management  LLC, the prior  Sub-advisor  for the Fund.
(6)  For fiscal year 2001, $36,820 was paid to Rydex Global Advisors and $69,821 was paid to ProFund Advisors LLC.
(7)  For fiscal years 2001 and 2002, the entire fee noted above was paid to Janus Capital  Management  LLC, the prior  Sub-advisor  for the Fund.

         The ASAF PBHG Small-Cap  Growth Fund, ASAF Gabelli  Small-Cap Value Fund,  ASAF Goldman Sachs  Concentrated  Growth Fund, ASAF
INVESCO  Capital Income Fund,  ASAF American  Century  Strategic  Balanced Fund,  ASAF Federated High Yield Bond Fund, ASAF PIMCO Total
Return Bond Fund and ASAF Money Market Fund  commenced  operations on July 28, 1997. The ASAF William Blair  International  Growth Fund
and ASAF Alliance  Growth and Income Fund commenced  operations on January 2, 1998.  The ASAF  Neuberger  Berman Mid-Cap Value Fund and
ASAF Marsico  Capital  Growth Fund  commenced  operations  on August 19, 1998.  The ASAF  International  Equity Fund,  the ASAF Sanford
Bernstein  Managed  Index 500 Fund,  and ASAF MFS Growth with  Income  Fund  commenced  operations  on November 1, 1999.  The ASAF DeAM
Small-Cap  Growth Fund  commenced  operations on March 1, 2000.  The ASAF Goldman Sachs Mid-Cap  Growth Fund,  ASAF INVESCO  Technology
Fund,  ASAF ProFund  Managed OTC Fund commenced  operations on September 11, 2000. The ASAF INVESCO Health  Sciences Fund, ASAF T. Rowe
Price Tax Managed Fund and ASAF Sanford  Bernstein  Core Value Fund commenced  operations on March 1, 2001.  The ASAF Large-Cap  Growth
Fund commenced operations on May 1, 2002.

         Each  Sub-Advisory  Agreement  will continue in effect from year to year,  provided it is approved at least annually by a vote of the majority of the  Directors,  where  applicable,  who are not parties to the agreement or  interested  persons of any such party, cast in person at a meeting  specifically  called for the  purpose  of voting on such  approval.  Each  Sub-Advisory  Agreement  may be terminated  without  penalty  at any  time by the  Investment  Manager  or the  Sub-advisor  upon 60  days'  written  notice,  and will automatically  terminate  in the  event of its  "assignment"  (as that term is  defined  in the 1940  Act) or upon  termination  of the
Management Agreement with respect to that particular Fund (provided that the Sub-advisor has received notice of such termination).

THE ADMINISTRATOR:

         PFPC Inc. (the  "Administrator"),  103 Bellevue  Parkway,  Wilmington,  Delaware  19809,  a Delaware  corporation  which is an
indirect  wholly-owned  subsidiary  of  PNC  Financial  Corp.,  serves  as  the  administrator  for  both  the  Company.   Pursuant  to
administration  agreements  between  the  Administrator  and  the  Company,   respectively  (the  "Administration   Agreements"),   the
Administrator  has agreed to provide  certain  fund  accounting  and  administrative  services to the Company,  including,  among other services,  accounting relating to the Company and the investment  transactions of the foregoing;  computing daily NAVs;  monitoring the investments  and income of the Company for compliance  with  applicable tax laws;  preparing for execution and filing federal and state tax  returns,  and annual and  semi-annual  shareholder  reports;  preparing  monthly  financial  statements  including  a schedule  of investments;  assisting in the  preparation  of  registration  statements  and other  filings  related to the  registration  of shares;
coordinating  contractual  relationships and communications between the Investment Manager and the Company's custodians;  preparing and maintaining  the Company's  books of account,  records of securities  transactions,  and all other books and records in accordance with applicable  laws,  rules and regulations  (including,  but not limited to, those records required to be kept pursuant to the 1940 Act);
and performing  such other duties related to the  administration  of the Company as may be agreed upon in writing by the parties to the respective  Administration  Agreements.  The  administrator  does not have any  responsibility  or authority for the  management of the assets of the Funds, the  determination of their investment  policies,  or for any matter  pertaining to the distribution of securities issued by the Company.

         Under the terms of the Administration  Agreements,  the Administrator shall be obligated to exercise care and diligence in the performance of its duties,  to act in good faith and to use its best efforts,  within reasonable  limits, in performing  services to be provided  for under the  agreements.  The  Administrator  shall be liable for any  damages  arising  out of its  failure to perform its duties  under the  Administration  Agreements  to the extent  such  damages  arise out of its  willful  misfeasance,  bad faith,  gross negligence or reckless  disregard of such duties.  Any person,  even though also an officer,  director,  partner,  employee or agent of the  Administrator,  who may be or become an officer,  director,  employee  or agent of the  Company , shall be deemed  when  rendering services  to the  Company  or acting  on any  business  of the  Company  (other  than  services  or  business  in  connection  with the
Administrator's  duties under the Administration  Agreements) to be rendering such services to or acting solely for the Company and not as an officer,  director,  partner,  employee or agent or one under the control or direction of the  Administrator  even though paid by them. The  Administration  Agreements  shall  continue  until  terminated by either party on 60 days' prior written notice to the other party.

         As compensation for the services and facilities  provided by the  Administrator to the Company,  the Company has agreed to pay the Administrator its  "out-of-pocket"  expenses,  plus a monthly multi-class fee of $3,000 per Fund, plus (except for the ASAF Sanford
Bernstein  Managed  Index 500 Fund) the greater of the  following  monthly  fee based on the  average  daily net assets of the Funds --
0.10% (first $200  million),  0.06% (next $200  million),  0.0275%  (next $200  million),  0.02% (next $400 million) and 0.01% (over $1 billion) -- or a minimum annual fee of $75,000 (for primarily U.S.  securities) and $100,000 (for primarily  international  securities)
per Fund.  The fee for the ASAF  Sanford  Bernstein  Managed  Index 500 Fund is the greater of the  following  monthly fee based on the average daily net assets of the Fund -- 0.05% (first $200  million),  0.03% (next $200  million),  0.0275% (next $200  million),  0.02%
(next $400  million) and 0.01% (over $1 billion) - or a minimum  monthly fee of $6,250.  The  Administrator  has agreed to  voluntarily waive certain of these fees and expenses.

         Reimbursable  "out-of-pocket"  expenses  include,  but are not limited to,  postage and  mailing,  telephone,  telex,  Federal
Express,  outside  independent  pricing service charges and record  retention/storage.  For the fiscal year ended October 31, 2001, the
Company  paid the  Administrator  $2,703,933.  For the  fiscal  year  ended  October  31,  2002,  the  Company  paid the  Administrator
$3,092,608.  For the fiscal  year ended  October  31,  2003,  the  Company  paid the  Administrator  $2,848,429.  These  amounts do not include out-of-pocket expenses for which the Administrator was reimbursed.

QUALIFIED PLANS ADMINISTRATOR:

         American Skandia Fund Services,  Inc. ("ASFS"),  an affiliate of ASISI,  receives a fee from each Fund under an Administration
Agreement  between ASFS and the Company with respect to services  provided in  connection  with  investments  in the Company by certain qualified  retirement  plans.  Pursuant to this  agreement,  ASFS selects and  contracts  with third parties  providing  administrative services for such plans  ("third-party  administrators")  or agents for such  third-party  administrators.  Among other matters,  third party  administrators  maintain  records of the holdings in the Funds of individual plan  participants.  As a result of the third-party administrators' services, the Company may realize savings on costs that it would otherwise incur in maintaining shareholder accounts.

         ASFS uses its fee from each  Fund to pay the  third-party  administrators  and their  agents,  which fee may be used to reduce fees that would otherwise be payable by the qualified plan to the  third-party  administrator.  The fee payable to ASFS  corresponds to the aggregate fees payable by ASFS to  third-party  administrators  and agents under the terms of the agreements  between ASFS and such third-party  administrators and agents. Such fees, depending on the particular  agreement,  are payable by ASFS either (a) at an annual rate of 0.20% of plan assets invested in the Company through such  third-party  administrator or agent, or (b) at a fixed dollar amount up to $15  annually per  participant  account that is  maintained  by a  third-party  administrator  reflecting  the holdings of a plan participant  in a Fund.  ASFS does not receive any  compensation  as qualified  plans  administrator  in addition to amounts it pays to third-party administrators and their agents and for other out-of -pocket expenses.

                                                             FUND EXPENSES

..........Each Fund pays its own expenses  including,  without  limitation:  (i) expenses of  maintaining  the Fund and  continuing  its existence;  (ii) registration of the Fund under the 1940 Act; (iii) auditing,  accounting and legal expenses;  (iv) taxes and interest;
(v)  governmental  fees;  (vi) expenses of issue,  sale,  repurchase and redemption of Fund shares;  (vii) expenses of registering  and qualifying  the Fund and its shares under  federal and state  securities  laws and of  preparing  and  printing  prospectuses  for such purposes and for  distributing  the same to  shareholders  and  investors;  (viii) fees and  expenses of  registering  and  maintaining registrations  of the Fund and of the Fund's  principal  underwriter as a  broker-dealer  or agent under state  securities  laws;  (ix)
expenses of reports and notices to  shareholders  and of meetings of shareholders  and proxy  solicitations  therefor;  (x) expenses of reports to governmental  officers and commissions;  (xi) insurance expenses;  (xii) association  membership dues; (xiii) fees, expenses and  disbursements of custodians for all services to the Fund;  (xiv) fees,  expenses and  disbursements  of transfer agents,  dividend disbursing agents,  shareholder  servicing agents and registrars for all services to the Fund; (xv) expenses for servicing  shareholder accounts;  (xvi) any direct charges to shareholders  approved by the Directors of the Company,  where applicable;  (xvii)  compensation and expenses of Directors of the Company,  where applicable,  who are not "interested persons" of the Fund,  respectively;  and (xviii)
such  nonrecurring  items as may arise,  including  expenses  incurred in connection  with  litigation,  proceedings and claims and the obligation  of the Company to  indemnify  its  directors,  and  officers  with respect  thereto.  Expenses  incurred by the Company not directly attributable to any specific Fund are allocated on the basis of the net assets of the respective Funds.

..........The  Investment  Manager has  voluntarily  agreed  until March 1, 2005 to  reimburse  each Fund for its  respective  operating expenses,  exclusive of taxes,  interest,  brokerage  commissions,  distribution fees and extraordinary  expenses, but inclusive of the management fee, which in the aggregate exceed specified percentages of the Fund's average net assets as follows:

         ASAF International Equity Fund: 1.60%

         ASAF William Blair International Growth Fund: 1.60%

         ASAF PBHG Small-Cap Growth Fund: 1.30%

         ASAF DeAM Small-Cap Growth Fund: 1.40%

         ASAF Gabelli Small-Cap Value Fund: 1.40%

         ASAF Goldman Sachs Mid-Cap Growth Fund: 1.40%

         ASAF Neuberger Berman Mid-Cap Value Fund: 1.35%

         ASAF INVESCO Technology Fund: 1.40%

         ASAF INVESCO Health Sciences Fund: 1.40%

         ASAF ProFund Managed OTC Fund: 1.25%

         ASAF Marsico Capital Growth Fund: 1.30%

         ASAF Goldman Sachs Concentrated Growth Fund: 1.25%

         ASAF Large-Cap Growth Fund: 1.17%

         ASAF T. Rowe Price Tax Managed Fund: 1.30%

         ASAF Sanford Bernstein Core Value Fund: 1.20%

         ASAF Sanford Bernstein Managed Index 500 Fund: 1.00%

         ASAF Alliance Growth & Income Fund: 1.15%

         ASAF MFS Growth with Income Fund: 1.30%

         ASAF INVESCO Capital Income Fund: 1.17%

         ASAF American Century Strategic Balanced Fund: 1.15%

         ASAF Federated High Yield Bond Fund: 1.00%

         ASAF PIMCO Total Return Bond Fund: 1.00%

         ASAF Money Market Fund: 1.00%

..........The Investment  Manager may terminate the above voluntary  agreements at any time after March 1, 2005.  Voluntary  payments of
Fund expenses by the  Investment  Manager may be made subject to  reimbursement  by the Fund, at the Investment  Manager's  discretion, within the two year period  following such payment to the extent  permissible  under  applicable law and provided that the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations.

                                                       DISTRIBUTION ARRANGEMENTS

THE DISTRIBUTORS:

..........American Skandia Marketing,  Incorporated ("ASM"), located at One Corporate Drive, Shelton,  Connecticut 06484, and Prudential
Investment  Management Services,  Inc. ("PIMS") (together the "Distributor")  serve as the principal  underwriters and distributors for each Fund pursuant to an underwriting  agreement  initially  approved by the Directors of the Company (the  "Underwriting  Agreement").
Each Distributor is a registered  broker-dealer  and member of the National  Association of Securities  Dealers,  Inc.  ("NASD").  Each
Distributor  is an  "affiliated  person"  (within the meaning of the 1940 Act) of the Company,  the Trust and the  Investment  Manager,
being a wholly-owned subsidiary of American Skandia, Incorporated.

..........Shares of each Fund will be  continuously  offered  and will be sold by  selected  broker-dealers  who have  executed  selling agreements  with the  Distributor.  The  Distributor  bears  all the  expenses  of  providing  services  pursuant  to the  Underwriting
Agreement.  Each Fund bears the expenses of  registering  its shares with the SEC and with  applicable  state  regulatory  authorities.
The  Underwriting  Agreement  continues in effect for two years from initial approval and for successive  one-year periods  thereafter, provided that each such continuance is specifically  approved (i) by the vote of a majority of the Directors of the Company,  including a majority of the Directors who are not parties to the  Underwriting  Agreement or  "interested  persons" of any such party (as defined in the 1940 Act);  or (ii) by the vote of a "majority of the  outstanding  voting  securities"  of a Fund (as defined in the 1940 Act).
In the event that the Underwriting  Agreement  terminates,  all obligations of the Distributor  thereunder  shall cease,  including the
Distributor's  undertaking to purchase  Class X Bonus Shares.  For  information  regarding  Class X Bonus Shares and the  Distributor's undertaking,  see the Company's  Prospectus under "How to Buy Shares:  Purchase of Class X Shares." The Distributor is not obligated to sell any specific amount of shares of any Fund.

         The  following  table shows,  for the period ended  September 30, 2003,  information  about the  compensation  received by the
Distributor:

Net Underwriting Commissions
(portion of initial sales charge retained by Distributor):                      $517,459
Compensation on Redemptions:                                                    $15,225,674
Other Compensation from other Distribution Plans:                               $37,244,719
Total Sales Charge A:                                                           $2,981,864
Portion Paid to Brokers:                                                        $2,579,430
Retained by Distributor:                                                        $402,434
Total Sales Charge C:                                                           $1,038,839

         For the period ended September 30, 2003, aggregate underwriting  commissions were $4,020,698,  of which, $517,459 was retained by the Distributor.  For the period ended September 30, 2002,  aggregate  underwriting  commissions were $6,750,377,  of which $840,553 was retained by the Distributor.

THE DISTRIBUTION PLANS:

         The Company has adopted  separate  Distribution  and Service plans  (commonly  referred to as "12b-1 Plans") for Class A, B, C and X shares of each Fund (the "Class A Plan," "Class B Plan," "Class C Plan" and "Class X Plan," individually,  and collectively,  the
"Class Plans")  pursuant to appropriate  resolutions of the Directors of the Company and in accordance  with the  requirements  of Rule
12b-1 under the 1940 Act and the  requirements of the applicable  rules of the NASD regarding  asset based sales charges.  Effective on or about April 12, 2004, the Company will have adopted separate 12b-1 Plans for Class L shares  (formerly,  Class A shares) and Class M shares  (formerly,  Class B shares)  for each Fund and Class D shares  for ASAF Money  Market  Fund only.  The Class  Plans  permit the payment of certain fees from Fund assets to the  Distributor,  an affiliate of the  Investment  Manager,  for its services and costs in distributing  Fund shares and  providing  for  services to  shareholder  accounts.  In  addition,  the Company  adopted a  Supplemental
Distribution  Plan (the  "Supplemental  Plans," and together with the Class Plans,  the "Plans") under Rule 12b-1 under the 1940 Act to permit the Distributor to receive  brokerage  commissions in connection  with purchases and sales of securities held by the Funds,  and to use these  commissions  to  promote  the sale of  shares of the  Funds.  The  Supplemental  Distribution  Plan for the  Company  was
terminated  by the vote of the  majority of the  Directors  of the Company  who are not  interested  persons of the Company and have no direct or indirect  financial  interest in the operations of the Supplemental  Distribution Plan. Since July 2000 when the Supplemental
Distribution Plan suspended its operations, no payments have been made under the Supplemental Distribution Plan.

         Under the  Plans,  the  Distributor  may use the  amounts  received  to pay  various  distribution-related  expenses,  such as advertising,  printing of sales materials,  training sales personnel,  and compensating  broker-dealers  who sell shares of the Company and provide services to shareholder  accounts.  Such broker-dealer  compensation may include initial sales  concessions,  ongoing sales and  service  fees,  and  additional  marketing  fees  requested  by selling  broker-dealers,  all as  described  below  under  "Dealer
Compensation  Information."  The  Distributor  may receive  compensation  under the Plans  regardless  of whether it actually uses such compensation to pay  distribution  expenses.  The Distributor has assigned its right to receive any distribution and service fees under the Class B Plan and the  Class X Plan,  as well as any  contingent  deferred  sales  charge  for  Class B and  Class X  shares,  to an unaffiliated third party that finances the sale of Class B and Class X shares.

         The following table shows, for the period ended September 30, 2003, the nature and amount of the  expenditures  made under the
Plans:

         Advertising and sales literature and fulfillment:             $303,066
         Printing of prospectuses and reports
         for other than current shareholders:                          $62,472
         Compensation to sales personnel:
                  (including direct expenses
                  of sales personnel):                                 $5,215,905
         Compensation to dealers
                  (Class A shares):                                    $4,515,813
         Compensation to dealers
                  (Class B shares):                                    $19,951,060
         Compensation to dealers
                  (Class C shares):                                    $8,616,287
         Compensation to dealers
                  (Class X shares):                                    $638,819
         Purchase of Class X bonus
                  Shares:                                              $587,201
         Other dealer compensation:                                    $758,283
         The  distribution  expenses  paid under the Plans will be  intended to result in the sale of shares of the  Company's  various
Funds.  As a  result,  amounts  incurred  by a Fund  under  the  Plans  (including  brokerage  commissions  paid  by a Fund  under  the
Supplemental  Plans) may be used in a manner that  promotes the sale of shares of other Funds.  Certain Funds of the Company may not be available  for  additional  investments  or for  purchase  by new  investors.  Distribution  expenses  that are not  attributable  to a particular Fund will be allocated  among the Funds on different  bases (e.g.,  relative asset size and relative new sales of the Funds)
depending on the nature of the expense and the manner in which the amount of such expense is  determined.  Distribution  expenses  that are attributable to a particular class of a Fund (e.g., sales concessions) will be allocated to that class.

         The Plans were adopted by a majority  vote of the  Directors of the Company,  including at least a majority of  Directors,  as applicable,  who are not  "interested  persons"  of the Funds (as  defined in the 1940 Act) and who do not have any direct or  indirect financial  interest  in the  operation  of the Plans,  cast in person at  meetings  called for the  purpose of voting on the Plans.  In approving  the Plans,  the  Directors of the Company  identified  and  considered a number of  potential  benefits  which the Plans may provide,  including,  but not limited to,  improving  the  Distributor's  ability to attract  investments  by enabling it to compensate broker-dealers  selling shares of the Funds  adequately and in the most effective  manner,  and that the resulting  increases in assets should  enable the Funds to achieve  greater  economies of scale and lower their  per-share  operating  expenses.  The  Directors  also considered  the benefit of promoting  shareholder  access to the services of  broker-dealer  representatives  who have knowledge of the shareholders'  particular  circumstances  and goals.  With respect to the Class X Plan, the Directors  considered the possible increase in investor  interest and consequent  increase in portfolio assets resulting from the use of the fees payable under such plan, in part, to facilitate the  Distributor's  purchase of additional  shares for Class X investors as a bonus. The Directors of the Company believe that there is a  reasonable  likelihood  that the Plans will benefit  each Fund and its current and future  shareholders  in the manner contemplated.

         Each Plan,  pursuant to its terms,  remains in effect from year to year provided such continuance is approved annually by vote of the  Directors,  as  applicable,  in the manner  described  above.  All  material  amendments  to the Plans must be  approved by the
Directors,  as applicable,  in the manner described  above. The Class Plans may not be amended to increase  materially the amount to be spent for  distribution  without  approval of the  shareholders of each class of a Fund affected thereby entitled to vote thereon under the 1940 Act. The  Supplemental  Plans may not be amended to materially  change the source of monies from which  distribution  expenses are paid without  approval of the  shareholders  of each Fund affected  thereby  entitled to vote thereon under the 1940 Act. The Plans may be  terminated  as to  additional  shares of any Fund at any time,  without  payment of a penalty,  by vote of the  majority of the
Directors,  as  applicable,  who are not  interested  persons  of the Fund and have no direct or  indirect  financial  interest  in the operations of the Plans, or by a vote of a "majority of the outstanding  voting  securities" (as defined in the 1940 Act) of the class,
Fund  affected  thereby  entitled  to vote  thereon  under  the 1940  Act.  A Plan  will  automatically  terminate  in the event of its
"assignment" (as defined in the 1940 Act).

DEALER COMPENSATION INFORMATION

         In addition to the dealer compensation  information described in the Company's Prospectus,  the following may be applicable to the purchase of Fund shares.

         Class A Dealer  Compensation.  Until on or about April 12, 2004, the concessions  paid to dealers and brokers from the initial sales charge on the sale of Class A shares, and after April 12, 2004 Class L shares, are as follows:

                                    High Yield Bond & Total Return Bond Funds:     All Other Funds (other than Money Market
                                                                                                    Fund):

                                                  Concession                                     Concession
                                                  (as % of                                       (as % of
Amount of Purchase:                               Offering                                       Offering
------------------                                --------------                                 --------
                                                  price)                                         price)
                                                  ------                                         ------
Less than $50,000                                     3.50%                                          5.00%
$50,000 up to $100,000                                3.00%                                          4.25%
$100,000 up to $250,000                               2.50%                                          3.25%
$250,000 up to $500,000                               1.75%                                          2.50%
$500,000 up to $1 million                             1.25%                                          2.00%

         In addition,  the  Distributor  may allocate the entire  amount of the initial  sales charge for the sale of Class A shares to dealers for all sales occurring during a particular period.

         The  Distributor  uses  distribution  and service fees  received  under the Class A Plan to compensate  qualified  dealers for services provided in connection with the sale of shares and the maintenance of shareholder  accounts.  Such  compensation  generally is paid by the  Distributor  quarterly at an annual rate not to exceed 0.50% of the Fund's average daily net assets  attributable to Class
A  shares  held in  accounts  of the  dealer  or its  customers.  However,  in the case of  shares  purchased  at NAV with a CDSC,  the
Distributor  will pay the dealer of record a sales  commission  in an amount  equal to 0.50% of the amount  invested,  and the  ongoing compensation  will not begin until one year after  purchase.  NAV shares are not subject to the  one-year  exclusion in cases where the shareholder has made arrangements with the Company and the dealer of record waives the sales commission.

         Effective on or about April 12, 2004,  the  compensation  paid under the Class L Plan  (formerly  Class A shares) to qualified dealers will remain at an annual rate not to exceed  0.50% of the Fund's  average  daily net assets.  The  compensation  paid under the
Class A Plan (new Class A shares) to qualified  dealers will be at an annual rate not to exceed 0.30% of the Fund's  average  daily net assets.

         Effective on or about April 12, 2004,  the  concessions  paid to dealers and brokers from the initial sales charge on the sale of new Class A shares are as follows:

         Class B Dealer  Compensation.  The  Distributor  uses  distribution  and  service  fees  received  under  the  Class B Plan to compensate  qualified  dealers  for  services  provided  in  connection  with the sale of shares  and the  maintenance  of  shareholder accounts.  Such  compensation  is paid by the  Distributor  quarterly at an annual rate not to exceed 0.50% of the Fund's average daily net assets  attributable to Class B shares (and any shares  purchased by the reinvestment of dividends or capital gains) held for eight years or less.

         Until on or about April 12, 2004, the Distributor  normally pays a sales  concession of 5.50% (and may pay up to 6.00%) of the purchase price of Class B shares to the dealer from its own resources at the time of the sale.

         Effective  on or about April 12, 2004,  the  Distributor  will pay a sales  concession  of 4.00% of the purchase  price of new
Class B shares,  and a sales  concession of 5.50% of the purchase price of Class M shares,  to the dealer from its own resources at the time of the sale.

         Effective on or about April 12, 2004,  the  compensation  paid under the Class M Plan  (formerly  Class B shares) to qualified dealers  will  remain at an annual rate not to exceed  0.50% of the Fund's  average  daily net assets  attributable  to former  Class B shares (and any shares  purchased by the  reinvestment  of dividends or capital gains) held for eight years or less.  The  compensation paid under the Class B Plan (new Class B shares)  to  qualified  dealers  will be at an annual  rate not to exceed  0.50% of the Fund's average daily net assets attributable to Class B shares held for seven years or less.

         Class X Dealer  Compensation.  The  Distributor  uses  distribution  and  service  fees  received  under  the  Class X Plan as reimbursement  for its purchases of Bonus Shares,  as well as to  compensate  qualified  dealers,  brokers,  banks and other  financial institutions  for services  provided in connection  with the sale of Class X shares and the maintenance of shareholder  accounts.  Such latter  compensation is paid by the Distributor  quarterly at an annual rate not to exceed 0.50% of the Fund's average daily net assets attributable  to Class X shares (and any shares  purchased by the  reinvestment  of dividends or capital gains as such shares) held for over seven years.

         The  Distributor  normally pays a sales  concession of 3.00% (and may pay up to 3.50%) of the purchase price of Class X shares to the dealer from its own resources at the time of the sale.

         Effective  on or about  April 12,  2004,  Class X shares  will no longer be offered  to new  purchases.  Dividends  on Class X shares will continue to be invested in Class X shares.  Class X shares will only be  exchangeable  with Class X shares offered by other
ASAF Funds.

         Class C Dealer  Compensation.  The  Distributor  uses  distribution  and  service  fees  received  under  the  Class C Plan to compensate  qualified  dealers  for  services  provided  in  connection  with the sale of shares  and the  maintenance  of  shareholder accounts.  The  Distributor  currently  pays a 1.00% fee to dealers in advance  upon sale of Class C shares and retains the fee paid by the Fund in the first  year.  After the shares  have been held for a year,  the  Distributor  pays the fee to  dealers  on a  quarterly basis. The Class C CDSC is waived,  and the one-year  exclusion on ongoing  compensation does not apply, in cases where the shareholder has made  arrangements  with the Company  and the dealer of record  waives the 1.00% fee upon sale.  Similarly,  the initial fee is not paid and the payment of ongoing  quarterly  compensation  begins  immediately  after purchase with respect to shares purchased under an asset allocation program sponsored by ASISI or its affiliates.

         Additional  Dealer  Compensation.  In addition to the amounts paid to dealers as  concessions  that are  discussed  above with respect  to each  class of the  Company's  shares,  the  Distributor  or an  affiliate  ("American  Skandia")  may enter  into  special compensation  arrangements  with dealers or networks of dealers that have sold or are expected to sell Fund shares.  As of February 20,
2004,  American Skandia had entered into such arrangements with forty-five  third-party  dealers.  Each arrangement is structured as an arrangement  between  American  Skandia  and a  third-party  in  consideration  for  aggregating  assets in the Funds,  maintaining  an operational  platform,  and maintaining a sales  organization.  None of these payments in connection with such arrangements will change the price an investor pays for shares.

                                                   DETERMINATION OF NET ASSET VALUE

         Each Fund's net asset value or NAV is  determined by  subtracting  its  liabilities  from the value of its assets and dividing the  remainder  by the  number of shares  outstanding.  A Fund will  compute  its NAV once each  business  day at the close of  regular trading on the NYSE,  usually 4:00 p.m. New York time,  after the close of trading on the NYSE, or earlier if the NYSE closes early.  A
Fund may not compute  its NAV on days on which no orders to  purchase,  sell or redeem Fund shares have been  received or days on which changes  in the value of the  Fund's  portfolio  securities  do not  materially  affect  its NAV.  The NYSE is closed on the  following holidays:  New Year's Day,  Martin Luther King,  Jr. Day,  Presidents'  Day, Good Friday,  Memorial Day,  Independence  Day, Labor Day,
Thanksgiving Day and Christmas Day.

         The NAV per  share of the  Money  Market  Fund is  determined  by  using  the  amortized  cost  method  of  valuing  portfolio instruments.  Under the amortized cost method of valuation,  an instrument is valued at cost and the interest  payable at maturity upon the instrument is accrued as income,  on a daily basis,  over the remaining life of the instrument.  Neither the amount of daily income nor the NAV is affected by unrealized  appreciation or depreciation of the Fund's investments  assuming the instrument's  obligation is paid in full on maturity.  In periods of declining  interest  rates,  the indicated  daily yield on shares of the Fund  computed  using amortized  cost may tend to be higher  than a similar  computation  made  using a method of  valuation  based  upon  market  prices and estimates.  In periods of rising  interest  rates,  the indicated  daily yield on shares of the Fund computed using  amortized cost may tend to be lower than a similar  computation  made using a method of valuation  based upon market  prices and  estimates.  In addition, short-term obligations with remaining maturities of less than 60 days that are held by any Fund are valued at amortized cost.

         The  amortized  method of  valuation  is  intended to permit the Money  Market  Fund to  maintain a constant  NAV per share of
$1.00.  No assurances  can be given that this can be attained.  The Directors of the Company,  where  applicable,  periodically  review the extent of any  deviation  from the $1.00 per share  value  that would  occur if a method of  valuation  based on market  prices and estimates  were used. In the event such a deviation  would exceed  one-half of one percent,  the Directors of the Company will promptly consider  any action  that  reasonably  should be  initiated  to  eliminate  or reduce  material  dilution or other  unfair  results to shareholders.  Such action may include selling portfolio securities prior to maturity,  not declaring earned income dividends,  valuing portfolio securities on the basis of current market prices, if available,  or, if not available,  at fair value, and (considered highly unlikely by management of the Company) redemption of shares in kind (i.e., with portfolio securities).

         Under the 1940 Act, the Board is  responsible  for  determining  in good faith the fair value of  securities  of each Fund. In accordance with procedures  adopted by the Board, the value of investments  listed on a securities  exchange and Nasdaq National Market
System  securities  (other than options on stock and stock  indexes) are valued at the last sales price on the day of valuation  or, if there was no sale on such day,  the mean  between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price.  Securities  included on the Nasdaq  market are valued at the Nasdaq  official  closing  price (NOCP) on the day of valuation,  or if there was no NOCP, at the last sale price.  Nasdaq market  securities for which there was no NOCP or last sale price are valued at the mean between the last bid and asked prices on the day of valuation,  or the last bid price in the absence of an asked price.  Corporate bonds (other than  convertible  debt  securities)
and U.S.  government  securities that are actively traded in the  over-the-counter  market,  including listed  securities for which the primary market is believed by the investment adviser in consultation with the Manager to be  over-the-counter,  are valued on the basis of valuations  provided by an independent  pricing agent or more than one principal market maker which uses information with respect to transactions  in bonds,  quotations  from bond dealers,  agency  ratings,  market  transactions  in comparable  securities  and various relationships  between  securities in determining value.  Convertible debt securities that are actively traded in the  over-the-counter market,  including  listed  securities  for which the primary  market is believed by the investment  adviser in  consultation  with the
Manager to be  over-the-counter,  are valued at the mean  between the last  reported bid and asked prices (or the last bid price in the absence of an asked price) provided by more than one principal market maker (if available,  otherwise,  a primary  dealer).  Options on stock and stock  indexes  traded on an  exchange  are valued at the last sale price on such  exchange  or, if there was no such sale on such day, at the mean  between the most  recently  quoted bid and asked prices on the  respective  exchange or at the last bid price on such day in the absence of an
asked  price and  futures  contracts  and  options  thereon  are valued at their  last  sales  prices as of the close of trading on the applicable  commodities  exchange or board of trade or, if there was no sale on the applicable  commodities  exchange or board of trade on such day, at the mean between the most  recently  quoted bid and asked prices on such  exchange or board of trade or at the last bid price on such day in the absence of an asked price.  Quotations  of foreign  securities  in a foreign  currency  are  converted to U.S.
dollar  equivalents at the current rate obtained from a recognized  bank,  dealer or independent  service on the day of valuation,  and forward currency  exchange  contracts are valued at the current cost of covering or offsetting such contracts  calculated on the day of valuation.  Should an extraordinary  event,  which is likely to affect the value of the security,  occur after the close of an exchange on which a portfolio  security is traded,  such security will be valued at fair value considering  factors  determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.

         Securities or other assets for which reliable market quotations are not readily  available,  or for which the pricing agent or principal  market maker does not provide a valuation or  methodology  or provides a valuation or  methodology  that, in the judgment of the  investment  adviser or Manager (or  Valuation  Committee  or Board) does not  represent  fair value,  are valued by the  Valuation
Committee or Board,  in consultation  with the Manager and investment  adviser,  including,  as applicable,  their portfolio  managers, traders and its research and credit analysts and legal and compliance personnel,  on the basis of the following factors:  nature of any restrictions  on  disposition  of the  securities,  assessment of the general  liquidity/illiquidity  of the  securities,  the issuer's financial  condition  and the  markets  in  which  it does  business,  the  cost  of the  security,  the  size of the  holding  and the capitalization  of the  issuer,  any  available  analyst,  media or other  reports of  information  deemed  reliable  by the Manager or investment  adviser  regarding  the issuer or the markets or industry  in which it  operates,  consistency  with  valuation  of similar securities held by other Prudential  funds,  transactions in comparable  securities,  relationships  among various  securities and such other factors as may be determined by the Manager,  the  investment  adviser,  Board of Directors or Valuation  Committee to materially affect  the value of the  security.  Fair Value  Securities  may  include,  but are not  limited  to, the  following:  certain  private placements and restricted  securities  that do not have an active trading  market;  securities  whose trading has been suspended or for which market quotes are no longer  available;  debt  securities  that have recently gone into default and for which there is no current market;  securities whose prices are stale;  securities  denominated in currencies that are restricted,  untraded or for which exchange rates are  disrupted;  securities  affected by significant  events;  and  securities  that the Adviser or Manager  believes were priced incorrectly.  A "significant  event" (which includes,  but is not limited to, an  extraordinary  political or market event) is an event that the  investment  adviser or Manager  believes with a reasonably  high degree of certainty has caused the closing  market prices of one or more of the Fund's  portfolio  securities to no longer reflect their value at the time of the Fund's NAV  calculation.  On a day that the Manager  determines that one or more of the Fund's  portfolio  securities  constitute Fair Value  Securities,  the Manager may determine the fair value of these  securities  without the  supervision  of the Valuation  Committee if the fair  valuation of all such securities  results in a change of less than $0.01 to the Fund's NAV and the Manager  presents  these  valuations  to the Board for its ratification.  Short-term debt securities are valued at cost, with interest accrued or discount  amortized to the date of maturity,  if their original  maturity was 60 days or less,  unless such valuation,  in the judgment of the investment  adviser or Manager,  does not represent fair value.  Securities  with remaining  maturities of 60 days or more,  for which market  quotations are readily  available, are valued at their current market quotations as supplied by an independent pricing agent or more than one principal market maker.

         Although the legal rights of each class of shares are  substantially  identical,  the different  expenses  borne by each class will  result in  different  NAVs.  The NAV of Class B and Class C shares  will  generally  be lower than the NAV of Class A shares as a result of the larger  distribution-related  fee to which Class B and Class C shares are  subject.  It is expected  however that the NAV per share of the three  classes will tend to converge  immediately  after the  recording  of  dividends,  if any,  which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                                                     ADDITIONAL INFORMATION ON THE
                                                   PURCHASE AND REDEMPTION OF SHARES

REDUCTION OR WAIVER OF SALES CHARGES AND CDSC ON CLASS A SHARES:

..........The Company's  Prospectus  under "How to Buy Shares"  describes  certain  reductions  and/or waivers of sales charges and CDSC that apply to the purchase of Class A Shares.  The following  provides more specific  information on such reductions or waivers as well as certain additional waivers.

..........Until on or about April 12, 2004, the following  policies with respect to reductions  and/or waivers of sales charges and CDSC will apply to Class A shares and thereafter will apply to Class L shares (old Class A shares).

         Waiver of All Class A Sales Charges.  No sales charge is imposed on sales of Class A shares for the following  investors:  (1)
the  Investment  Manager,  its parent  company,  any  affiliate or subsidiary of the parent  company;  (2) present or former  officers, directors and trustees (and their parents,  spouses and dependent  children) of the Company and the Investment  Manager  (including its parent company or any affiliate or subsidiary of the parent company);  (3) present employees (and their parents,  spouses and dependent children) of the Company,  the Investment  Manager  (including its parent company or any affiliate or subsidiary of the parent company)
or the  Sub-advisors,  and any retirement plans  established by such entities for their  employees;  (4) accounts with respect to which any person  described in (2) and (3) above acts as a custodian on behalf of a minor  (including  Uniform Gift to Minors Act and Uniform
Transfer to Minors Act  accounts);  (5) present  partners and employees  (and their  parents,  spouses and  dependent  children) of the
Transfer  Agent and the  Company's  legal counsel and  administrator;  (6)  broker-dealer  firms that have a sales  agreement  with the
Distributor,  if they purchase shares for their own accounts or for retirement plans for their employees;  (7) employees and registered representatives  (and their parents,  spouses and dependent  children) of  broker-dealers  or financial  institutions that have entered into sales arrangements with such  broker-dealers  (and are identified to the Distributor) or with the Distributor;  the purchaser must certify to the  Distributor  at the time of purchase that the purchase is for the  purchaser's  own account (or for the benefit of such employee's  parents,  spouse,  parents of spouse, or minor children);  (8) employees of firms providing the Company or their affiliates with regular,  legal,  actuarial,  auditing,  underwriting,  claims,  administrative,  computer support and marketing services; (9) any
Sub-advisor  of the Company;  and (10) shares  issued in plans of  reorganization,  such as mergers,  asset  acquisitions  and exchange offers, to which a Fund is a party.

         Waiver of Class A CDSC.  The Class A CDSC is waived in the  following  cases if shares are redeemed and the Transfer  Agent is notified:  (1) redemptions under a Systematic  Withdrawal Plan as described in this Prospectus under "Special  Investment  Programs and
Privileges";  (2) redemptions to pay premiums for optional insurance  coverage  described in this Prospectus under "Special  Investment
Programs and Privileges";  (3) redemptions  following death or  post-purchase  disability (as defined by Section 72(m)(7) of the Code);
(4)  distributions  or loans to  participants  of qualified  retirement  plans and other employee  benefit plans;  (5) the portion of a mandated  minimum  distribution  from an IRA,  SIMPLE IRA or 403(b)(7) plan equal to the percentage of your plan assets held in Class A shares of the Company;  (6) the portion of any substantially  equal periodic payments (as described in Section 72(t) of the Code) equal to the percentage of your plan assets held in class A shares of the Company;  (7) the return of excess  contributions made to your IRA,
SIMPLE IRA,  403(b)(7)  plan or 401(k) plan; and (8) where the  shareholder  has made  arrangements  with the Company and the dealer of record waives its initial sales commission.

         Combined  Purchases.  Initial sales charge  reductions  are available by combining into a single  transaction  the purchase of
Class A shares with the purchase of any other class of shares.  Qualifying  purchases  include:  (1) individual  purchases by a trustee
(or other  fiduciary) if the investment is for a single trust estate or single  fiduciary  account,  including an employee benefit plan other than those  described  above;  and (2) purchases by qualified  employee  benefit plans,  other than those  described  above, of a single  employer,  or of  affiliated  employers  as  defined  in the 1940 Act.  Purchases  made for  nominee  or street  name  accounts
(securities held in the name of an investment  dealer or another nominee such as a bank trust  department  instead of the customer) may not be aggregated  with purchases made for other accounts and may not be aggregated  with other nominee or street name accounts  unless otherwise qualified as described above.

         Rights of Accumulation.  Each Fund offers to all qualifying  investors certain "rights of accumulation"  under which investors are  permitted to purchase  Class A shares of any Fund at the price  applicable  to the total of (a) the then current  purchase  amount plus (b) an amount equal to the then current NAV of the  purchaser's  holdings of all shares of any Fund of the Company.  Acceptance of the purchase order is subject to confirmation  of  qualification.  A qualifying  investor's  rights of  accumulation  may be amended or terminated at any time as to subsequent purchases.

         Letter of  Intent.  Any  person  may  qualify  for a  reduced  sales  charge  on  purchases  of Class A shares  made  within a thirteen-month  period  pursuant to a Letter of Intent  ("LOI").  In computing the total amount  purchased for purposes of  determining the applicable  sales  commission,  the offering price of shares  currently held in the Funds which were purchased  within 90 days from the date of  acceptance  of the LOI may be used as a credit  toward  Fund  shares to be  purchased  under the LOI.  Class A, B, C and X shares acquired through the  reinvestment of  distributions do not constitute  purchases for purposes of the LOI. During the term of an
LOI, American Skandia Fund Services,  Inc., the Company's transfer agent (the "Transfer  Agent"),  will hold shares in escrow to secure payment of the higher sales charge  applicable  for shares  actually  purchased  if the amount  indicated on the LOI is not  purchased.
Dividends  and capital  gains will be paid on all escrowed  shares and these shares will be released  when the amount  indicated on the
LOI has been  purchased.  An LOI does not  obligate  the  investor to buy or the Fund to sell the  indicated  amount of the LOI. If the specified  amount of the LOI is not  purchased,  the  shareholder  shall remit to the Transfer  Agent an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the  aggregate  purchases  been made at a single time.
If the Class A shareholder  does not (within twenty days after a written  request by the Transfer  Agent) pay such  difference in sales charge,  the  Transfer  Agent will redeem an  appropriate  number of escrowed  shares in order to realize such  difference.  Additional information about the terms of the LOI are available from your registered representative.

         Effective on or about April 12, 2004,  the following  policies with respect to reductions  and/or waivers of sales charges and
CDSC will apply to the purchase of new Class A shares.

         Benefit  Plans.  Certain group  retirement  and savings plans may purchase  Class A shares without the initial sales charge if they meet the required  minimum for amount of assets,  average account balance or number of eligible  employees.  For more  information about these requirements, call Prudential at (800) 353-2847.

         Purchase  of $1  Million  or More of Class A Shares.  If you  purchase  $1  million  or more of Class A shares you will not be subject to the initial sales charge, although a CDSC may apply in certain circumstances, as previously noted.

         Other  Waivers.  In  addition,  Class A shares may be  purchased  at NAV,  without  the  initial  sales  charge,  through  the
Distributor or the Transfer Agent, by:

     -  Officers of the JennisonDryden, Strategic Partners or ASAF mutual funds (including the Fund)

     - Employees  of the  Distributor,  Wachovia  Securities,  the Manager and their  subsidiaries  and members of the families of such persons who maintain an "employee related" account at Wachovia Securities or the Transfer Agent

     - Employees of investment  advisers of the  JennisonDryden,  Strategic  Partners,  or ASAF mutual funds provided that purchases at
NAV are permitted by such person's employer

     - Prudential,  employees and special  agents of Prudential  and its  subsidiaries  and all persons who have retired  directly from active service with Prudential or one of its subsidiaries

     -  Members of the Board of Directors of Prudential

     - Real estate  brokers,  agents and  employees of real estate  brokerage  companies  affiliated  with The  Prudential  Real Estate
Affiliates who maintain an account at Wachovia Securities, Prusec or with the Transfer Agent

     - Registered  representatives  and employees of brokers who have entered into a selected  dealer  agreement  with the  Distributor provided that purchases at NAV are permitted by such person's employer

     - Investors in Individual  Retirement  Accounts (IRAs),  provided the purchase is made in a directed  rollover to such IRA or with the proceeds of a tax-free  rollover of assets from a Benefit  Plan for which  Prudential  provides  administrative  or record  keeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution

     - Orders  placed by  broker-dealers,  investment  advisers or financial  planners  who have  entered  into an  agreement  with the
Distributor,  who place trades for their own  accounts or the  accounts of their  clients and who charge a  management,  consulting  or other fee for their services (for example, mutual fund "wrap" or asset allocation programs) and

     - Orders placed by clients of  broker-dealers,  investment  advisers or financial  planners who place trades for customer accounts if the  accounts  are  linked  to the  master  account  of  such  broker-dealer,  investment  adviser  or  financial  planner  and  the broker-dealer,  investment  adviser or financial planner charges the clients a separate fee for its services (for example,  mutual fund
"supermarket" programs).

     Broker-dealers,  investment  advisers or financial  planners  sponsoring  fee-based  programs (such as mutual fund "wrap" or asset allocation  programs  and mutual fund  "supermarket"  programs)  may offer their  clients  more than one class of shares in the Fund in connection with different pricing options for their programs.  Investors should consider  carefully any separate  transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

     For an investor  to obtain any  reduction  or waiver of the initial  sales  charges,  at the time of the sale either the  Transfer
Agent must be notified  directly by the investor or the Distributor  must be notified by the broker  facilitating  the transaction that the sale  qualifies for the reduced or waived sales charge.  The reduction or waiver will be granted  subject to  confirmation  of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.

     Combined  Purchase and Cumulative  Purchase  Privilege.  If an investor or eligible group of related  investors  purchases Class A shares of the Fund concurrently with Class A shares of other  JennisonDryden,  Strategic Partners,  or ASAF mutual funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases.

     An eligible group of related Fund investors includes any combination of the following:

     -  An individual

     -  The individual's spouse, their children and their parents

     -  The individual's and spouse's IRA

     - Any  company  controlled  by the  individual  (a  person,  entity  or group  that  holds 25% or more of the  outstanding  voting securities of a corporation  will be deemed to control the  corporation,  and a partnership  will be deemed to be controlled by each of its general partners)

     -  A trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children

     -  A Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse and

     -  One or more employee benefit plans of a company controlled by an individual.

     Also,  an  eligible  group of related  Fund  investors  may include an employer  (or group of related  employers)  and one or more qualified retirement plans of such employer or employers (an employer  controlling,  controlled by or under common control with another employer is deemed related to that employer).

     The Transfer  Agent,  the  Distributor  or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge.  The reduced sales charges will be granted  subject to  confirmation  of the  investor's  holdings.  The Combined
Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

     Letters of Intent.  Reduced sales charges also are available to investors (or an eligible  group of related  investors)  who enter into a written Letter of Intent providing for the purchase,  within a thirteen-month  period, of shares of the Fund and shares of other
JennisonDryden,  Strategic Partners, or ASAF mutual funds (Letter of Intent).  Retirement and group plans no longer qualify to purchase
Class A shares at NAV by entering into a Letter of Intent.

     For  purposes of the Letter of Intent,  all shares of the Fund and shares of other  JennisonDryden,  Strategic  Partners,  or ASAF mutual funds  (excluding  money market  funds other than those  acquired  pursuant to the  exchange  privilege)  which were  previously purchased and are still owned are also included in determining  the applicable  reduction.  However,  the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge.

     A Letter of Intent permits a purchaser to establish a total  investment  goal to be achieved by any number of  investments  over a thirteen-month  period.  Each  investment  made  during the period  will  receive the reduced  sales  charge  applicable  to the amount represented by the goal, as if it were a single  investment.  Escrowed Class A shares totaling 5% of the dollar amount of the Letter of
Intent will be held by the Transfer  Agent in the name of the investor.  The effective  date of a Letter of Intent may be back-dated up to 90 days,  in order that any  investments  made during this  90-day  period,  valued at the  investor's  cost,  can be applied to the fulfillment of the Letter of Intent goal.

     The Letter of Intent does not obligate the investor to purchase,  nor the Fund to sell,  the  indicated  amount.  In the event the
Letter of Intent goal is not satisfied within the  thirteen-month  period,  the investor is required to pay the difference  between the sales charge  otherwise  applicable to the purchases made during this period and sales charge  actually paid.  Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate  sufficient  escrowed shares to obtain such difference.  If the goal is exceeded in an amount which  qualifies  for a lower sales charge,  a price  adjustment is made by refunding to the investor the amount of excess sales charge,  if any, paid during the  thirteen-month  period.  Investors  electing to purchase Class A shares of the Fund pursuant to a letter of intent should carefully read such letter of intent.

     The  Distributor  must be notified at the time of purchase that the investor is entitled to a reduced  sales  charge.  The reduced sales charge will be granted  subject to  confirmation  of the investor's  holdings.  Letters of Intent are not available to individual participants in any retirement or group plans.

         Rights of Accumulation.  Reduced sales charges also are available  through rights of accumulation,  under which an investor or an eligible group of related investors,  as described above under "Combined Purchase and Cumulative Purchase  Privilege," may aggregate the value of their existing  holdings of shares of the Fund and shares of other  Prudential  mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge.  Rights of accumulation may be applied across the classes of shares of the Prudential mutual funds.  However, the value of shares held  directly  with the Transfer  Agent and through your broker will not be  aggregated to determine the reduced sales charge.  The value of existing  holdings for purposes of determining the reduced sales charge is calculated  using the maximum offering price (NAV plus maximum sales charge) as of the previous business day.

     The  Distributor  or the Transfer  Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge.  The reduced sales charge will be granted subject to confirmation of the investor's  holdings.  Rights of accumulation  are not available to individual participants in any retirement or group plans.

SPECIAL REDEMPTIONS:

         Although it would not  normally do so, each Fund has the right to pay the  redemption  price of shares of the Fund in whole or in part in portfolio  securities as  prescribed  by the  Directors of the Company.  When the  shareholder  sells  portfolio  securities received in this  fashion,  he would incur a brokerage  charge.  Any such  securities  would be valued for the  purposes of making such payment  at the same value as used in  determining  NAV.  The Funds  have  elected  to be  governed  by Rule 18f-1  under the 1940 Act, pursuant  to which each Fund is  obligated  to redeem  shares  solely in cash from any one account  during any 90-day  period up to the lesser of $250,000 or 1% of the NAV of the applicable Fund at the beginning of such period.

SUSPENSION OF REDEMPTIONS:

         A Fund may not suspend a  shareholder's  right of  redemption or postpone  payment for a redemption  for more than seven days, unless  the New York Stock  Exchange  ("NYSE")  is closed for other than  customary  weekends  or  holidays,  or trading on the NYSE is restricted,  or for any period during which an emergency  exists as a result of which (1) disposal by a Fund of securities  owned by it is not reasonably  practicable,  or (2) it is not reasonably practicable for a Fund to fairly determine the value of its assets, or for such other periods as the SEC may permit for the protection of investors.

         For further  information  regarding  the purchase and  redemption  of Fund shares,  see "How to Buy Shares" and "How to Redeem
Shares," respectively, in the Company's Prospectus.

                                                        PORTFOLIO TRANSACTIONS

BROKERAGE ALLOCATION:

..........Subject to the  supervision  of the Directors of the Company,  decisions to buy and sell  securities  for the Company are made for each Fund by its  respective  Sub-advisor.  Each  Sub-advisor  is  authorized  to allocate the orders placed by it on behalf of the applicable Fund to brokers who also provide  research or statistical  material or other services to the Sub-advisor or the Fund for the use of the applicable Fund and other accounts as to which the Sub-advisor  exercises  investment  discretion.  Such allocation shall be in such amounts and proportions as the Sub-advisor  shall  determine.  The Sub-advisor may consider sale of shares of the Funds, or may consider or follow  recommendations  of the  Investment  Manager  that take such sales into  account,  as factors in the  selection  of brokers to effect  portfolio  transactions  for a Fund,  subject to the  requirements  of best net price  available and most  favorable execution.  In this  regard and  subject,  in all cases,  to receipt of best net price  available  and most  favorable  execution,  the
Investment Manager may request  Sub-advisors to effect a portion of their Fund's investment  transactions  through  broker-dealers that sell shares of the Fund or will, in effecting such  transactions,  utilize other  broker-dealers who sell shares of the Fund to provide clearing and settlement services for part or all of such transactions.

..........As noted above, a Sub-advisor  may purchase new issue  securities on behalf of the applicable  Fund in an  underwritten  fixed price offering.  In these  situations,  the  underwriter or selling group member may provide the Sub-advisor  with research in addition to selling the securities (at the fixed public offering  price).  Because the offerings are conducted at a fixed price,  the ability to obtain  research from a  broker/dealer  in this situation  provides  knowledge that may benefit the Fund without  incurring  additional costs.  These  arrangements  may not fall within the safe harbor of Section  28(e) of the  Securities  Exchange Act of 1934 because the broker/dealer  is considered to be acting in a principal  capacity in underwritten  transactions.  However,  the NASD has adopted rules expressly  permitting  broker/dealers  to provide bona fide research to advisors in connection with fixed price offerings under certain circumstances.  As a general matter,  in these  situations,  the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

..........Subject to the rules  promulgated  by the SEC, as well as other  regulatory  requirements,  a  Sub-advisor  also may  allocate orders to brokers or dealers  affiliated  with the  Sub-advisor  or the Investment  Manager.  Such  allocation  shall be in amounts and proportions  as the  Sub-advisor  shall  determine.  The  Sub-advisor  will  report on these  allocations  of  brokerage  either to the
Investment  Manager,  which will  report on such  allocations  to the  Directors  of the  Company,  or, if  requested,  directly to the
Directors.

..........In selecting a broker to effect each particular  transaction,  each  Sub-advisor  will take the following  factors among other factors into consideration:  the best net price available;  the reliability,  integrity and financial condition of the broker; the size and difficulty in executing the order;  and the value of the expected  contribution of the broker to the investment  performance of the
Fund on a continuing  basis.  Subject to such  policies and  procedures as the  Directors of the Company may  determine,  a Sub-advisor shall not be deemed to have  acted  unlawfully  or to have  breached  any duty  solely by reason of its  having  caused a Fund to pay a broker that provides  research  services to the  Sub-advisor an amount of commission for effecting an investment  transaction in excess of the amount of commission  another broker would have charged for effecting that  transaction,  if the Sub-advisor  determines in good faith that such amount of commission  was  reasonable in relation to the value of the research  service  provided by such broker viewed in terms of either that  particular  transaction  or the  Sub-advisor's  ongoing  responsibilities  with  respect to the Fund and other accounts as to which the  Sub-advisor  exercises  investment  discretion.  Accordingly,  the amount of the brokerage  commission in any transaction  may be greater than that available  from other brokers if the  difference is reasonably  justified by other aspects of the services  offered.  For the fiscal year ended October 31, 2001,  aggregate  brokerage  commissions of $10,916,811 were paid in relation to brokerage  transaction of the Company.  For the fiscal year ended October 31, 2002,  aggregate  brokerage  commissions of $9,015,840 were paid in relation to  brokerage  transactions  of the Company.  For the fiscal year ended  October 31,  2003,  aggregate  brokerage commissions of $7,298,113 were paid in relation to brokerage transactions of the Company.

The table below sets forth certain  information  concerning  payment of commissions  by a Fund,  including the  commissions  paid to an affiliated broker for the fiscal years ended October 31, 2003, 2002 and 2001.

                                                                    ASAF Alliance Growth and Income Fund
                                                             ---------------------- ---------------------- ----------------------
                                                               October 31, 2003       October 31, 2002       October 31, 2001
                                                             ---------------------- ---------------------- ----------------------
                                                             ---------------------- ---------------------- ----------------------
Total Brokerage Commission                                                $338,656                    N/A                      0
Total  Brokerage  Commission  paid  to  affiliated  brokers
(Sanford Bernstein & Co., LLC).........................                    $20,828                $47,541                     $0
Percentage   of  total   brokerage   commissions   paid  to
affiliated brokers.....................................                       6.1%                   4.8%                     0%
Percentage  of the  aggregate  dollar  amount of  portfolio
transactions   involving  the  payment  of  commissions  to
affiliated brokers.....................................                       7.3%                   3.2%                     0%

                                                                    ASAF American Century Strategic Balanced Fund
                                                             ---------------------- ---------------------- ----------------------
                                                               October 31, 2003       October 31, 2002       October 31, 2001
                                                             ---------------------- ---------------------- ----------------------
                                                             ---------------------- ---------------------- ----------------------
Total Brokerage Commission                                                $198,982                    N/A                    N/A
Total  Brokerage  Commission  paid  to  affiliated  brokers
(J.P. Morgan Securities,  Inc., Prudential Securities,  and
Wachovia Securities)...................................                       $695                 $1,081                 $1,480
Percentage   of  total   brokerage   commissions   paid  to
affiliated brokers.....................................                       .34%                    34%                   0.9%
Percentage  of the  aggregate  dollar  amount of  portfolio
transactions   involving  the  payment  of  commissions  to
affiliated brokers.....................................                       .45%                   .48%                   0.6%

                                                                            ASAF DeAM Small-Cap Growth Fund
                                                             ---------------------- ---------------------- ----------------------
                                                               October 31, 2003       October 31, 2002       October 31, 2001
                                                             ---------------------- ---------------------- ----------------------
                                                             ---------------------- ---------------------- ----------------------
Total Brokerage Commission                                                      $0                    N/A                      0
Total Brokerage  Commission paid to affiliated  brokers (DB
Alex Brown)............................................                         $0                $64,818                     $0
Percentage   of  total   brokerage   commissions   paid  to
affiliated brokers.....................................                         0%                    24%                     0%
Percentage  of the  aggregate  dollar  amount of  portfolio
transactions   involving  the  payment  of  commissions  to
affiliated brokers.....................................                         0%                    31%                     0%

                                                                             ASAF Gabelli Small-Cap Value Fund
                                                             ---------------------- ---------------------- ----------------------
                                                               October 31, 2003       October 31, 2002       October 31, 2001
                                                             ---------------------- ---------------------- ----------------------
                                                             ---------------------- ---------------------- ----------------------
Total Brokerage Commission                                                 $52,658                    N/A                    N/A
Total  Brokerage  Commission  paid  to  affiliated  brokers
(Gabelli Securities and Wachovia Securities)...........                    $38,484               $258,622               $384,338
Percentage   of  total   brokerage   commissions   paid  to
affiliated brokers.....................................                      73.0%                    88%                  91.9%
Percentage  of the  aggregate  dollar  amount of  portfolio
transactions   involving  the  payment  of  commissions  to
affiliated brokers.....................................                      71.0%                    93%                  95.0%

                                                                    ASAF Goldman Sachs Mid-Cap Growth Fund
                                                             ---------------------- ---------------------- ----------------------
                                                               October 31, 2003       October 31, 2002       October 31, 2001
                                                             ---------------------- ---------------------- ----------------------
                                                             ---------------------- ---------------------- ----------------------
Total Brokerage Commission                                                 $21,483                      0                      0
Total  Brokerage  Commission  paid  to  affiliated  brokers
(Goldman Sachs & Co. and Prudential Securities, Inc.)..                        $99                      0                      0
Percentage   of  total   brokerage   commissions   paid  to
affiliated brokers.....................................                       .46%                      0                      0
Percentage  of the  aggregate  dollar  amount of  portfolio
transactions   involving  the  payment  of  commissions  to
affiliated brokers.....................................                       .69%                      0                      0

                                                                    ASAF INVESCO Health Sciences Fund
                                                             ---------------------- ---------------------- ----------------------
                                                               October 31, 2003       October 31, 2002       October 31, 2001
                                                             ---------------------- ---------------------- ----------------------
                                                             ---------------------- ---------------------- ----------------------
Total Brokerage Commission                                                 $11,218                      0                      0
Total  Brokerage  Commission  paid  to  affiliated  brokers
(Prudential Securities, Inc.)..........................                       $120                      0                      0
Percentage   of  total   brokerage   commissions   paid  to
affiliated brokers.....................................                       1.0%                      0                      0
Percentage  of the  aggregate  dollar  amount of  portfolio
transactions   involving  the  payment  of  commissions  to
affiliated brokers.....................................                       1.0%                      0                      0

                                                                    ASAF INVESCO Technology Fund
                                                             ---------------------- ---------------------- ----------------------
                                                               October 31, 2003       October 31, 2002       October 31, 2001
                                                             ---------------------- ---------------------- ----------------------
                                                             ---------------------- ---------------------- ----------------------
Total Brokerage Commission                                                 $27,052                      0                      0
Total  Brokerage  Commission  paid  to  affiliated  brokers
(Prudential Securities, Inc.)..........................                       $110                      0                      0
Percentage   of  total   brokerage   commissions   paid  to
affiliated brokers.....................................                       .40%                      0                      0
Percentage  of the  aggregate  dollar  amount of  portfolio
transactions   involving  the  payment  of  commissions  to
affiliated brokers.....................................                       .30%                      0                      0

                                                                             ASAF Marsico Capital Growth Fund
                                                             ---------------------- ---------------------- ----------------------
                                                               October 31, 2003       October 31, 2002       October 31, 2001
                                                             ---------------------- ---------------------- ----------------------
                                                             ---------------------- ---------------------- ----------------------
Total Brokerage Commission                                                      $0                    N/A                    N/A
Total  Brokerage  Commission  paid  to  affiliated  brokers
(Banc of America Securities, LLC)......................                         $0                     $0                $95,991
Total  Brokerage  Commission  paid  to  affiliated  brokers
(Nations Bank/Montgomery Securities)...................                         0%                $26,477                     $0
Percentage   of  total   brokerage   commissions   paid  to
affiliated brokers.....................................                         0%                   1.8%                   5.7%
Percentage  of the  aggregate  dollar  amount of  portfolio
transactions   involving  the  payment  of  commissions  to
affiliated brokers.....................................                         0%                   2.6%                   6.0%

                                                                    ASAF Neuberger Berman Mid-Cap Value Fund
                                                             ---------------------- ---------------------- ----------------------
                                                               October 31, 2003       October 31, 2002       October 31, 2001
                                                             ---------------------- ---------------------- ----------------------
                                                             ---------------------- ---------------------- ----------------------
Total Brokerage Commission                                                $282,351                    N/A                    N/A
Total  Brokerage  Commission  paid  to  affiliated  brokers
(Neuberger Berman LLC).................................                   $132,041               $442,096               $557,627
Percentage   of  total   brokerage   commissions   paid  to
affiliated brokers.....................................                      46.7%                    65%                  53.8%
Percentage  of the  aggregate  dollar  amount of  portfolio
transactions   involving  the  payment  of  commissions  to
affiliated brokers.....................................                      47.4%                    65%                  55.4%

                                                                    ASAF Sanford Bernstein Core Value Fund
                                                             ---------------------- ---------------------- ----------------------
                                                               October 31, 2003       October 31, 2002       October 31, 2001
                                                             ---------------------- ---------------------- ----------------------
                                                             ---------------------- ---------------------- ----------------------
Total Brokerage Commission                                                 $31,446                    N/A                    N/A
Total  Brokerage  Commission  paid  to  affiliated  brokers
(Sanford Bernstein & Co., LLC).........................                    $27,980                $40,308                $15,131
Percentage   of  total   brokerage   commissions   paid  to
affiliated brokers.....................................                      88.9%                   100%                   100%
Percentage  of the  aggregate  dollar  amount of  portfolio
transactions   involving  the  payment  of  commissions  to
affiliated brokers.....................................                      94.1%                   100%                   100%

                                                                    ASAF Sanford Bernstein Managed Index 500 Fund
                                                             ---------------------- ---------------------- ----------------------
                                                               October 31, 2003       October 31, 2002       October 31, 2001
                                                             ---------------------- ---------------------- ----------------------
                                                             ---------------------- ---------------------- ----------------------
Total Brokerage Commission                                                $130,613                    N/A                    N/A
Total  Brokerage  Commission  paid  to  affiliated  brokers
(Sanford Bernstein & Co., LLC).........................                    $73,239                $74,853                $66,508
Percentage   of  total   brokerage   commissions   paid  to
affiliated brokers.....................................                      56.0%                    57%                  40.7%
Percentage  of the  aggregate  dollar  amount of  portfolio
transactions   involving  the  payment  of  commissions  to
affiliated brokers.....................................                      56.4%                    55%                  39.5%

ALLOCATION OF INVESTMENTS:

..........The Sub-advisors of the Funds have other advisory  clients,  some of which have similar  investment  objectives to one or more of the Funds for which advisory  services are being provided.  In addition,  a Sub-advisor may be engaged to provide advisory  services for more than one Fund.  There will be times when a  Sub-advisor  may recommend  purchases  and/or sales of the same  securities  for a
Fund and the Sub-advisor's other clients.  In such  circumstances,  it will be the policy of each Sub-advisor to allocate purchases and sales among a Fund and its other clients,  including  other Funds for which the Sub-advisor  provides  advisory  services,  in a manner which the  Sub-advisor  deems  equitable,  taking into  consideration  such  factors as size of  account,  concentration  of  holdings, investment  objectives,  tax status,  cash  availability,  purchase costs,  holding period and other pertinent factors relative to each account.

PORTFOLIO TURNOVER:

..........Each Fund may sell its portfolio  securities,  regardless  of the length of time that they have been held, if the  Sub-advisor and/or the  Investment  Manager  determines  that such a  disposition  is in the Fund's best  interest.  Portfolio  turnover  rates may increase as a result of the need for a Fund to effect  significant  amounts of purchases or redemptions of portfolio  securities due to economic,  market, or other factors that are not within the  Sub-advisor's or Investment  Manager's  control.  A high rate of portfolio turnover  (generally in excess of 100%) involves  correspondingly  higher brokerage  commission  expenses and other transaction  costs, which must be ultimately  borne by a Fund's  shareholders.  Trading in fixed income  securities does not generally  involve the payment of brokerage  commissions,  but does involve  indirect  transaction  costs.  High  portfolio  turnover  rates may also generate  larger taxable  income and taxable  capital gains than would result from lower  portfolio  turnover  rates and may create higher tax liability for a Fund's shareholders.

         The turnover  rates for the ASAF William  Blair  International  Growth Fund for the fiscal year ended October 31, 2002 and the fiscal year ended October 31, 2003 were 56% and 126%,  respectively.  William Blair & Company L.L.C.  became the Fund's  sub-advisor on
November  11, 2002 and trading  precipitated  by this  change  contributed  to the high  portfolio  turnover  for the fiscal year ended
October 31,  2003.  The  turnover  rates for the ASAF  International  Equity  Fund for the fiscal  year ended  October 31, 2002 and the fiscal year ended October 31, 2003 were 155% and 53%,  respectively.  Strong Capital Management,  Inc. became the Fund's sub-advisor on
December  10, 2001 and trading  precipitated  by this  change  contributed  to the high  portfolio  turnover  for the fiscal year ended
October 31,  2002.  The  turnover  rates for the ASAF INVESCO  Capital  Income Fund for the fiscal year ended  October 31, 2002 and the fiscal year ended October 31, 2003 were 36% and 104%,  respectively.  The Sub-advisor  does not manage the Fund to any target portfolio turnover  rates.  The turnover rates for the ASAF DeAM Small-Cap  Growth Fund for the fiscal year ended October 31, 2002 and the fiscal year ended  October 31, 2003 were 309% and 203%,  respectively.  Deutsche  Asset  Management,  Inc.  became the Fund's  sub-advisor  on
December  10, 2001 and trading  precipitated  by this  change  contributed  to the high  portfolio  turnover  for the fiscal year ended
October 31, 2002.

         A 100%  portfolio  turnover rate would occur if all of the  securities in a portfolio of  investments  were replaced  during a given period. For additional  information  regarding portfolio turnover,  see the Company's  Prospectus under "Portfolio  Turnover" and
"Financial Highlights."

                                                          TAX CONSIDERATIONS

..........Federal Income Tax  Consequences.  Each Fund is treated as a separate  entity for federal  income tax purposes.  Each Fund has qualified and elected or intends to qualify and elected to be treated as a "regulated  investment  company"  under  Subchapter M of the
Internal  Revenue  Code of 1986,  as amended  (the  "Code"),  and  intends to  continue  to so qualify in the  future.  As a  regulated investment  company,  a Fund must, among other things, (a) derive at least 90% of its gross income from dividends,  interest,  payments with respect to certain securities loans,  gains from the sale or other disposition of stock,  securities or foreign currency and other income  (including  but not limited to gains from  options,  futures,  and forward  contracts)  derived with respect to its business of investing in such stock,  securities  or foreign  currency;  and (b)  diversify its holdings so that, at the end of each quarter of its taxable  year,  (i) at least  50% of the  value of the  Fund's  total  assets is  represented  by cash,  cash  items,  U.S.  Government securities,  securities of other regulated  investment  companies,  and other securities  limited,  in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets,  and not more than 10% of the outstanding  voting securities of such issuer, and
(ii) not more than 25% of the value of its total assets is invested in the  securities  of any one issuer  (other than U.S.  Government securities or  securities of other  regulated  investment  companies).  As a regulated  investment  company,  a Fund (as opposed to its shareholders)  will not be subject to federal  income taxes on the net  investment  income and capital gain that it  distributes to its shareholders,  provided  that at least 90% of its net  investment  income and  realized  net  short-term  capital gain in excess of net long-term  capital loss for the taxable year is  distributed  in accordance  with the Code's  timing  requirements  (the  "Distribution
Requirement").  For  additional  information  regarding the Funds'  treatment as regulated  investment  companies  under the Code,  and certain  consequences  if such treatment is not accorded any Fund, see the Company's  Prospectus  under  "Dividends,  Capital Gains and
Taxes."

..........Each Fund will be subject to a 4%  non-deductible  federal  excise tax on a portion of its  undistributed  taxable  income and capital  gains if it fails to meet  certain  distribution  requirements  by the end of the  calendar  year.  Each Fund intends to avoid liability for such tax by satisfying such distribution requirements.

..........If a Fund acquires stock in certain non-U.S.  corporations  ("passive foreign  investment  companies" or "PFICs") that receive at least 75% of their annual gross income from passive sources (such as interest,  dividends,  rents, royalties or capital gains) or at least 50% of whose  average  assets  produce  or are held for the  production  of such  passive  income,  that Fund could be subject to federal  income tax and additional  interest  charges on "excess  distributions"  received from such companies or gain from the sale of stock in such  companies,  even if the Fund  distributes  its share of the PFIC  income as a taxable  dividend to its  shareholders.  A certain  election  (treating  the PFIC as a  "qualified  electing  fund")  filed with the Fund's  federal  income  tax return  may,  if available,  mitigate these adverse tax  consequences,  but any such election would require the  applicable  Fund to recognize  ordinary taxable  income and net capital  gain of the PFIC without the  corresponding  receipt of cash which may need to be  distributed  by the
Fund to satisfy the Distribution Requirement.

..........In  addition,  regulated  investment  companies  such as the Funds may avoid the tax  consequences  described  in the previous paragraph by electing to  mark-to-market  their stock in PFICs.  Marking to market in this context means recognizing as ordinary income for each taxable year the excess,  as of the end of that year, of the fair market value of each PFIC's stock over the owner's  adjusted basis in that stock  (including  mark to market  income of a prior year for which an  election  was in effect).  No ordinary  income is recognized on the marking to market of PFIC stocks except to the extent of mark-to-market income recognized in prior years.

..........Gains and losses  realized by a Fund in connection  with certain  transactions  involving  foreign  currency-denominated  debt securities,  certain foreign  currency futures and options,  foreign currency forward  contracts,  foreign  currencies  themselves,  or payables or receivables denominated in a foreign currency are generally treated as ordinary income and loss.

..........Some Funds may be subject to withholding  and other taxes imposed by foreign  countries  with respect to their  investments in foreign  securities.  Tax  conventions  between  certain  countries and the U.S. may reduce or eliminate such taxes. A Fund,  more than
50% of the value of whose total assets at the close of a taxable year  consists of stock or  securities  in foreign  corporations,  may elect to  "pass-through"  these foreign taxes to its  shareholders,  in which case each shareholder will be required to include its pro rata portion  thereof in its gross income but, if it itemizes  deductions,  will be able to deduct or (subject to various  limitations)
will be able to claim a credit for its portion of such taxes, in computing its federal income tax liability.

..........Each Fund that  invests in zero coupon  securities  or in other  securities  with  original  issue  discount  must accrue such discount  income  currently even if no  corresponding  payment is received.  However,  because income subject to a Fund's  Distribution
Requirement  includes  such  accrued  discount,  to  satisfy  that  requirement,  a Fund may have to dispose  of its  securities  under disadvantageous circumstances, or borrow, to generate the needed cash.

..........Forward currency  contracts,  options and futures  contracts (as well as certain other  positions)  entered into by a Fund may create  "straddles"  for federal income tax purposes with other such contracts or with  securities  positions,  and this may affect the character and timing of gains or losses realized by the Fund on such contracts, options or securities.

..........Certain  options,  futures and foreign  currency  contracts held by a Fund at the end of each taxable year will be required to be  "marked-to-market"  for federal income tax purposes -- i.e.,  treated as having been sold at market value.  For options and futures contracts,  60% of any gain or loss recognized on these deemed sales and on actual  dispositions  will be treated as long-term  capital gain or loss,  and the  remainder  will be treated as  short-term  capital gain or loss  regardless  of how long the Fund has held such options or futures.  However,  gain or loss  recognized on certain  foreign  currency  contracts will be treated as ordinary  income or loss.

..........To maintain a constant  $1.00 per share NAV, the  Directors of the ASAF Money Market Fund (the "Money Market Fund") may direct that the number of  outstanding  shares be reduced pro rata.  If this  adjustment  is made,  it will  reflect the lower market value of portfolio  securities and not realized losses.  The adjustment may result in a shareholder  having more dividend income than net income in his account for a period.  When the number of outstanding  shares of the Money Market Fund is reduced,  the  shareholder's  basis in the shares of the Fund may be adjusted to reflect the difference  between taxable income and net dividends actually  distributed.  This difference may be realized as a capital loss when the shares are liquidated.

..........Distributions  from a Fund's  current or  accumulated  earnings  and  profits  ("E&P"),  as computed  for  federal  income tax purposes,  will be taxable as described in the Company's  Prospectus  whether taken in shares or in cash. These  distributions  will be treated as dividends,  but may qualify for the 70%  dividends-received  deduction  for the Fund's  corporate  shareholders  only to the extent designated in a notice to the Fund's  shareholders as being  attributable to dividends  received by the Fund. In addition,  such distributions  attributable  to dividends  received by a Fund may be eligible for the maximum 15% tax rate  applicable  with respect to long-term capital gain to the extent received by non-corporate  shareholders.  Distributions,  if any, in excess of E&P will constitute a return of capital,  which will first reduce an investor's  tax basis in a Fund's shares and  thereafter  (after such basis is reduced to zero) will generally give rise to capital gains.  Shareholders  electing to receive  distributions in the form of additional  shares will have a cost basis for federal  income tax purposes in each share so received  equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.

..........At the time of an  investor's  purchase of shares of a Fund  (other than the Money  Market  Fund),  a portion of the  purchase price is often  attributable to realized or unrealized  appreciation  in the Fund's  portfolio or  undistributed  taxable income of the
Fund.  Consequently,  subsequent  distributions from such appreciation or income may be taxable to such investor even if the NAV of the investor's  shares is, as a result of the  distributions,  reduced below the investor's cost for such shares,  and the distributions in reality represent a return of a portion of the purchase price.

..........Upon a redemption  of shares of a Fund,  other than the Money Market Fund  (including  an exchange for other Fund  shares),  a shareholder  may  realize  a  taxable  gain or loss.  Such  gain or loss  will be  capital  if the  shares  are  capital  assets in the shareholder's hands and will be long-term or short-term capital gain or loss,  depending upon the shareholder's  holding period for the shares.  A sales charge paid in purchasing  shares of a Fund ("load  charge")  cannot be taken into account for purposes of determining gain or loss on the  redemption  or  exchange of such shares  within 90 days after their  purchase to the extent  shares of the same or another Fund are  subsequently  acquired  without  payment of a load charge  pursuant to a  reinvestment  or exchange  privilege.  Such disregarded load charge will result in an increase in the shareholder's tax basis in the Fund shares subsequently  acquired.  Also, any loss  realized on a redemption  or exchange of shares of a Fund will be  disallowed  to the extent the shares  disposed of are replaced with shares of the same Fund within a period of 61 days  beginning  30 days before and ending 30 days after such  disposition.  In such a case,  the basis of the shares  acquired  will be adjusted to reflect the  disallowed  loss. If Fund shares are redeemed or exchanged at a loss after being held for six months or less, the loss will be treated as long-term,  instead of  short-term,  capital loss to the extent of any capital gains distributions received on those shares.

..........Each  shareholder  will be required to furnish its social  security or taxpayer  identification  number and certify  that such number is correct and that the shareholder is not subject to back-up  withholding  for failure to report income to the IRS.  Failure to comply with applicable IRS regulations,  including the certification  procedures described above, may result in the Fund being required to collect back-up withholding at a 28% rate on taxable distributions and redemptions to the shareholder.

..........Different tax  treatment,  including  penalties on certain excess  contributions  and deferrals,  certain  pre-retirement  and post-retirement  distributions  and certain  prohibited  transactions,  is accorded to  shareholder  accounts  maintained  as qualified retirement plans.  Shareholders should consult their tax advisers for more information.

..........The foregoing  discussion  relates solely to federal  income tax law as applicable to U.S.  persons  (i.e.,  U.S.  citizens or residents and U.S. domestic  corporations,  trusts or estates) generally.  The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions.

..........A foreign  shareholder  (i.e.,  a nonresident  alien  individual,  foreign  trust or estate,  foreign  corporation  or foreign partnership)  not engaged in a U.S. trade or business with which its  investment in a Fund is effectively  connected will be subject to federal  income  tax  treatment  that is  different  from that  described  above.  These  investors  generally  will be subject to U.S.
withholding  tax at the rate of 30% (or a lower rate under an applicable  tax treaty) on amounts  treated as ordinary  dividends from a
Fund and,  unless an effective IRS Form W-8 or authorized  substitute is on file, to backup  withholding  at the rate of 28% on certain other  payments  from the Fund.  Distributions  treated  as long term  capital  gains to  foreign  shareholders  will not be subject to federal income tax unless the  distributions are effectively  connected with the  shareholder's  U.S. trade or business or, in the case of a non-resident  alien individual,  the shareholder is present in the U.S. for more than 182 days during the taxable year and certain other  conditions  are met.  Non-U.S.  investors  should consult their tax advisers  regarding  such  treatment and the  application of foreign taxes to an investment in any Fund.

..........State and Local Tax  Consequences.  Each Fund may be subject to state or local taxes in  jurisdictions  in which such Fund may be deemed to be doing  business.  In addition,  in those states or  localities  which have income tax laws,  the treatment of such Fund and its  shareholders  under such laws may differ from their  treatment  under federal income tax laws, and investment in such Fund may have different tax  consequences  for  shareholders  than would direct  investment in such Fund's  portfolio  securities.  Shareholders should consult their own tax advisers with respect to any state or local taxes.

                                                    CAPITAL STOCK OF THE COMPANY &
                                                    PRINCIPAL HOLDERS OF SECURITIES

..........Capital  Stock.  The  authorized  capital stock of the Company  consists of the following  shares (par value $.001 per share):
ASAF International Equity Fund (150 million);  ASAF William Blair International  Growth Fund (150 million);  ASAF PBHG Small-Cap Growth
Fund (150  million);  ASAF DeAM Small-Cap  Growth Fund (150 million);  ASAF Gabelli  Small-Cap  Value Fund (150 million);  ASAF Goldman
Sachs Mid-Cap Growth Fund (150 million);  ASAF Neuberger  Berman Mid-Cap Value Fund (150 million);  ASAF INVESCO  Technology  Fund (150 million);  ASAF INVESCO Health Sciences Fund (150 million);  ASAF ProFund  Managed OTC Fund (150 million);  ASAF Marsico Capital Growth
Fund (300 million);  ASAF Goldman Sachs Concentrated Growth Fund (300 million);  ASAF Large-Cap Growth Fund (150 million); ASAF T. Rowe
Price Tax Managed Fund (150 million);  ASAF Sanford  Bernstein Core Value Fund (150 million);  ASAF Sanford Bernstein Managed Index 500
Fund (150 million);  ASAF Alliance Growth and Income Fund (150 million);  ASAF MFS Growth with Income Fund (150 million);  ASAF INVESCO
Capital Income Fund (150 million);  ASAF American Century  Strategic  Balanced Fund (150 million);  ASAF Federated High Yield Bond Fund
(150 million); ASAF PIMCO Total Return Bond Fund (250 million); and ASAF Money Market Fund (1.8 billion).

..........Description  of Shares.  The Company  currently  has  twenty-three  separate  series of shares,  each of which is divided into
Class A, B, C and X shares.  Effective on or about April 12, 2004, the Company will establish new Class L shares,  Class M shares,  and
Class D shares (Money  Market Fund only).  The  Directors of the Company are  authorized  to  establish,  from time to time and without shareholder  approval,  additional  series or classes of shares.  The assets of each series of shares  belong only to that series,  and the  liabilities  of each  series are borne  solely by that  series and no other.  Shares of each Fund  represent  equal  proportionate interests in the assets of that Fund only and have identical voting, dividend,  redemption,  liquidation,  and other rights. Each class of shares,  however,  bears different  sales charges,  distribution  fees and related  expenses,  and has exclusive  voting rights with respect  to its  respective  12b-1  Distribution  and  Service  Plan.  All  shares  issued are fully  paid,  non-assessable  and freely transferable, and have no preference, preemptive or similar rights.

..........Shareholder  Voting and  Meetings.  The shares of the Funds are entitled to vote  separately  to approve  investment  advisory agreements  or changes in  investment  restrictions,  but  shareholders  of all series vote  together in the election and  selection of directors.  Each  shareholder  is  entitled  to one vote for each share (and to the  appropriate  fractional  vote for each  fractional share) of the Funds held upon all matters  submitted to the  shareholders  generally.  Shareholders  of all Funds and classes will vote together as a single class,  except when  otherwise  required by applicable  law or as determined by the Directors of the Company;  and provided  that  shareholders  of a  particular  Fund or class  shall not be  entitled  to vote on any matter  which does not affect any interest of that Fund or class,  except as otherwise  required by  applicable  law. The  Directors of the Company do not intend to hold annual  meetings of  shareholders  of the Funds,  and will call special  meetings of  shareholders of a Fund only if required under the
1940 Act and other applicable law, in their  discretion or upon written request of holders of 10% or more of the outstanding  shares of that Fund  entitled  to vote.  Although  Directors  are not elected  annually  by the  shareholders,  shareholders  have under  certain circumstances  the right to remove  one or more  Directors.  If  required  by  applicable  law,  a meeting  will be held to vote on the removal of a  Director  or  Directors  of the  Company if  requested  in writing by the  holders of not less than 10% of the  Company's outstanding shares.

The following table lists persons owning more than 5% of any class of the Fund's outstanding shares as of February 26, 2004.

                                American Skandia Advisor Funds, Inc., - Report of 5% or Greater Owners
                                ----------------------------------------------------------------------

                                                        As of February 26, 2004
                                                        -----------------------

-------------------------------------------------------------------------------------------------------------------------------
       FUND NAME AND SHARE CLASS                  OWNER NAME                          ADDRESS                    PERCENT
                                                                                                                OWNERSHIP
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF PIMCO TOTAL  RETURN BOND           WELLS FARGO BANK  MINNESOTA  NAAMERICAN SKANDIA LIFESTYLE                        6.97%
CLASS A                                 FBO                            SECURITY PLAN
                                                                       PO BOX 1533
                                                                       MINNEAPOLIS MN  55480-1533
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF MONEY MARKET FUND CLASS A          WELLS FARGO BANK  MINNESOTA  NASBC MANGEMENT CORPORATION                         5.43%
                                        FBO                            PO BOX 1533
                                                                       MINNEAPOLIS MN  55480-1533
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF MONEY MARKET FUND CLASS A          MCB TRUST SERVICES AS TRUSTEE  FAIRFIELD COUNTY SURGICAL  ASSOCIATES             5.07%
                                                                       PC. PROFIT SHARING
                                                                       700 17TH ST STE 300
                                                                       DENVER CO  80202-3531
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF  AMERICAN  CENTURY   STRATEGIC  BALRAYMOND JAMES & ASSOC INC      880 CARILLON PKWY                                 7.40%
CLASS C                                 FBO CORDES                     ST PETERSBURG FL  33716-1100
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF INTERNATIONAL EQUITY CLASS A       AS COLLEGE SAVINGS             100 HERITAGE RESERVE                              9.37%
                                        ATTN: PORTFOLIO SUPPORT        MENOMONEE FLS WI  53051-4400
                                        75% EQUITY
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF INTERNATIONAL EQUITY CLASS A       AS COLLEGE SAVINGS             100 HERITAGE RESERVE                              7.65%
                                        100% EQUITY                    MENOMONEE FLS WI  53051-4400
                                        ATTN: PORTFOLIO SUPPORT
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF INTERNATIONAL EQUITY CLASS A       AS COLLEGE SAVINGS             100 HERITAGE RESERVE                              6.79%
                                        85% EQUITY                     MENOMONEE FLS WI  53051-4400
                                        ATTN: PORTFOLIO SUPPORT
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF INTERNATIONAL EQUITY CLASS A       AS COLLEGE SAVINGS             100 HERITAGE RESERVE                              5.66%
                                        55% EQUITY                     MENOMONEE FLS WI  53051-4400
                                        ATTN: PORTFOLIO SUPPORT
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF DEAM SMALL-CAP GROWTH CLASS A      AMERICAN   SKANDIA   INVESTMENTONE CORPORATE DRIVE                               5.47%
                                        SERVICES, INC.                 SHELTON CT  06484-6208
                                        FUND INVESTMENT SEEDING ACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF SANFORD  BERNSTEIN CORE VALUE CLASSSTANTON TRUST CO N.A FBO       3405 ANNAPOLIS LN N STE 100                       6.56%
A                                       FBO OCALA HEART  INSTITUTE  INCMINNEAPOLIS MN  55447-8769
                                        401(K)
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF T. ROWE PRICE TAX MANAGED CLASS A  PERSHING LLC                   P.O. BOX 2052                                    17.32%
                                                                       JERSEY CITY NJ  07303-2052
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF T. ROWE PRICE TAX MANAGED CLASS A  PERSHING LLC                   P.O. BOX 2052                                     9.08%
                                                                       JERSEY CITY NJ  07303-2052
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF T. ROWE PRICE TAX MANAGED CLASS A  STATE STREET BANK & TRUST CO   CUST FOR THE ROLLOVER IRA OF                      5.08%
                                                                       JOHN W DONNELLY
                                                                       24 RANDOLPH AVE
                                                                       RANDOLPH NJ  07869-1214
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF T. ROWE PRICE TAX MANAGED CLASS A  ALBERT NICOLETTI               38 FOX HALL DR                                    5.03%
                                                                       ROCHESTER NY  14609-3256
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF T. ROWE PRICE TAX MANAGED CLASS A  NFSC FEBO # 0QF-196878         TIMOTHY T LAW                                     5.00%
                                                                       DIANE L LAW
                                                                       14478 50TH STREET SOUTH
                                                                       AFTON MN  55001-9349
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF T. ROWE PRICE TAX MANAGED CLASS B  PERSHING LLC                   P.O. BOX 2052                                     7.25%
                                                                       JERSEY CITY NJ  07303-2052
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF T. ROWE PRICE TAX MANAGED CLASS B  LPL FINANCIAL SERVICES         A/C 4743-3494                                     6.30%
                                                                       9785 TOWNE CENTRE DRIVE
                                                                       SAN DIEGO CA  92121-1968
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF T. ROWE PRICE TAX MANAGED CLASS C  JEROMY N BURNITZ               18520 OLD COACH DR                                5.07%
                                                                       POWAY CA  92064-6637
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF T. ROWE PRICE TAX MANAGED CLASS X  STATE STREET BANK & TRUST CO   CUST FOR THE IRA OF                              16.46%
                                                                       JOANN MCNAMARA
                                                                       46 BUTTERFIELD DR
                                                                       GREENLAWN NY  11740-2009
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF T. ROWE PRICE TAX MANAGED CLASS X  STATE STREET BANK SIMPLE IRA   UNIVERSITY OTOLARYNGOLOGY NDFI                    6.58%
                                                                       MARK GLASGOLD
                                                                       5 PERSHING CT
                                                                       NORTH BRUNSWICK NJ  08902-3027
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF T. ROWE PRICE TAX MANAGED CLASS X  STATE STREET BANK SIMPLE IRA   UNIVERSITY OTOLARYNGOLOGY NDFI                    6.35%
                                                                       MICHAEL GOLDRICH
                                                                       15 NEW DOVER ROAD
                                                                       EAST BRUNSWICK NJ  08816-2747
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF T. ROWE PRICE TAX MANAGED CLASS X  STATE STREET BANK SIMPLE IRA   UNIVERSITY OTOLARYNGOLOGY NDFI                    5.52%
                                                                       DIANA N TRAQUINA
                                                                       94 VAN DYKE ROAD
                                                                       PRINCETON NJ  08540-3642
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF INVESCO HEALTH SCIENCES CLASS A    MCB TRUST  SERVICES  AS TRUSTEENICHOLAS & COMPANY INC 401K PLAN                  5.38%
                                        FBO                            700 17TH ST STE 300
                                                                       DENVER CO  80202-3531
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF LARGE-CAP GROWTH FUND CLASS A      STATE STREET BANK & TRUST CO   CUST FOR THE IRA OF                              16.00%
                                                                       FBO CLARENCE A BOEHNKE
                                                                       8126 E MONTE AVE
                                                                       MESA AZ  85208-5259
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF LARGE-CAP GROWTH FUND CLASS A      SALVATORE A MATISE             PATRICIA M MATISE-JOINT TIC                       7.92%
                                                                       1342 BROMLEY DR
                                                                       SNELLVILLE GA  30078-5927
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF LARGE-CAP GROWTH FUND CLASS A      NFSC FEBO # L27-955477         NFS/FMTC ROLLIRA                                  5.55%
                                                                       FBO JANE C BONSCOUR
                                                                       1341 SHARON LANE
                                                                       CHEBOYGAN MI  49721-8910
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF LARGE-CAP GROWTH FUND CLASS B      FRANCINE L ROSS                57 SCOTT DRIVE                                    6.96%
                                                                       TROY NY  12180-9539
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF LARGE-CAP GROWTH FUND CLASS B      RBC DAIN RAUSCHER CUSTODIAN    ROBERT P SAALFELD                                 6.04%
                                                                       INDIVIDUAL RETIREMENT ACCOUNT
                                                                       812 STEPHENS RD
                                                                       INDEPENDENCE KY  41051-9232
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF LARGE-CAP GROWTH FUND CLASS C      RICHARD R & PAMELA J MANN TTEE MANN FAMILY TRUST                                 9.57%
                                                                       FBO RICHARD R & PAMELA J MANN
                                                                       UA DTD 03/15/2002
                                                                       1303 THISTLE LN
                                                                       MANSFIELD TX  76063-5598
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF LARGE-CAP GROWTH FUND CLASS C      STATE STREET BANK & TRUST CO   CUST FOR THE IRA OF                               6.70%
                                                                       LELAND J ARMSBY JR
                                                                       BOX 3030 NY 2
                                                                       CROPSEYVILLE NY  12052-2819
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF LARGE-CAP GROWTH FUND CLASS C      TECLA M HUTEK TTEE             TECLA M HUTEK LIVING TRUST                        6.20%
                                                                       UA DTD 01/16/1997
                                                                       7833 E NOPAL AVE
                                                                       MESA AZ  85208-6919
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF LARGE-CAP GROWTH FUND CLASS C      STATE STREET BANK & TRUST CO   CUST FOR THE ROLLOVER IRA OF                      5.99%
                                                                       PHILIP C REVILLE JR
                                                                       24 WHIPPOORWILL RD E
                                                                       ARMONK NY  10504-1415
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF LARGE-CAP GROWTH FUND CLASS X      STATE STREET BANK & TRUST CO   CUST FOR THE IRA OF                              30.21%
                                                                       KATHLEEN A BLAZINA
                                                                       949 ILLINOIS AVENUE
                                                                       PITTSBURGH PA  15221-4717
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF LARGE-CAP GROWTH FUND CLASS X      STATE STREET BANK SIMPLE IRA   RICHARD J ZULLO DDS PA NDFI SIM-IRA               9.48%
                                                                       RICHARD J ZULLO
                                                                       22 STONE GATE NORTH
                                                                       LONGWOOD FL  32779-3024
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF LARGE-CAP GROWTH FUND CLASS X      STATE STREET BANK & TRUST CO   CUST FOR THE IRA OF                               8.09%
                                                                       RUDOLPH A ZANGRILLE
                                                                       8893 FOX HUNT RD
                                                                       PITTSBURGH PA  15237-5917
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF LARGE-CAP GROWTH FUND CLASS X      STATE STREET BANK & TRUST CO   CUST FOR THE IRA OF                               7.51%
                                                                       PAMELA A ELLIS
                                                                       6 LORD JOES LNDG
                                                                       NORTHPORT NY  11768-1570
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF LARGE-CAP GROWTH FUND CLASS X      STATE STREET BANK & TRUST CO   CUST FOR THE IRA OF                               7.07%
                                                                       RONALD F HORN
                                                                       112 W 36TH ST%
                                                                       READING PA  19606-2919
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF INVESCO TECHNOLOGY                 WELLS FARGO BANK  MINNESOTA  NAAMERICAN SKANDIA LIFESTYLE                        5.22%
CLASS A                                 FBO                            SECURITY PLAN
                                                                       5000149000
                                                                       PO BOX 1533
                                                                       MINNEAPOLIS MN  55480-1533
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF INVESCO TECHNOLOGY                 MCB TRUST SERVICES AS TRUSTEE  FBO CONSTRUCTION INSPECTION                       5.09%
CLASS A                                                                & TESTING, INC PST
                                                                       700 17TH ST STE 300
                                                                       DENVER CO  80202-3531
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF PROFUND MANAGED OTC FUND CLASS A   WELLS FARGO BANK  MINNESOTA  NAAMERICAN SKANDIA LIFESTYLE                        5.11%
                                        FBO                            SECURITY PLAN 5000149000
                                                                       PO BOX 1533
                                                                       MINNEAPOLIS MN  55480-1533
-------------------------------------------------------------------------------------------------------------------------------

                                                           OTHER INFORMATION

REPORTS TO SHAREHOLDERS:

..........Shareholders of each Fund are provided unaudited semi-annual  financial  statements,  as well as year-end financial statements audited by the Company's  independent public accountants.  Each Fund's financial  statements show the investments owned by the Fund and the  market  values  thereof.  Additionally,  each  Fund's  financial  statements  provide  other  information  about  the Fund and its operations.

DOMESTIC AND FOREIGN CUSTODIANS:

..........pFPC Trust Company, located at Airport Business Center,  International Court 2, 200 Stevens Drive, Philadelphia,  Pennsylvania
19113, serves as custodian for all domestic cash and securities holdings of the Funds investing  primarily in domestic  securities.  JP
Morgan Chase Bank, located at 4 MetroTech Center,  Brooklyn,  New York 11245,  serves as custodian for all cash and securities holdings of the ASAF DeAM International  Equity Fund, the ASAF American Century  International Growth Fund, the ASAF Strong International Equity
Fund, and the ASAF William Blair  International  Growth Fund, and co-custodian for all foreign  securities  holdings of the Funds which invest primarily in domestic securities.

TRANSFER AGENT:

..........Until on or about April 12, 2004,  American Skandia Funds Services,  Inc., located at One Corporate Drive,  Shelton, CT 06484, serves as the transfer agent for the Company,  and Boston  Financial  Data  Services,  Inc. the  Sub-transfer  Agent  provides  certain shareholder-related  services  to the Company  including  acting as  dividend  paying  agent.  Effective  on or about  April 12,  2004,
Prudential Mutual Fund Services LLC, P.O. Box 8179, Philadelphia, PA 19101, will serve as the transfer agent for the Company.

INDEPENDENT ACCOUNTANTS:

..........PricewaterhouseCoopers  LLP,  1700  Two  Commerce  Square,  Philadelphia,  PA  19103,  served  as  the  Company's  independent accountants  for the fiscal year ended October 31, 2003, and in that capacity  audited the Company's  annual  financial  statements for the fiscal year ended  October 31, 2003.  The Audit  Committee of the Board and the full Board  approved the selection of KPMG LLP, 345
Park Avenue, New York, NY 10154-0102,  as the Company's independent  accountants for the fiscal year ending October 31, 2004, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC.

Legal Counsel:

..........Shearman & Sterling llp, located at 599 Lexington Avenue, New York, NY 10022, serves as counsel to the Company.

REGISTRATION STATEMENT:

..........This SAI and the Company's  Prospectus do not contain all the  information  included in the Company's  Registration  Statement filed  with the SEC under the  Securities  Act of 1933 with  respect to the  securities  offered by the  Prospectus.  The  Registration
Statement,  including  the exhibits  filed  therewith,  may be examined at the SEC's  offices in  Washington,  D.C. The SEC maintains a
Website (http://www.sec.gov) that contains this SAI, material incorporated by reference, and other information regarding the Funds.

                                                         FINANCIAL STATEMENTS

         The  Company's  audited  financial  statements  for the year ended  October 31, 2003 are  incorporated  in this  Statement  of
Additional  Information  by reference to Annual  Report to  Shareholders  for each Fund.  The audited  financial  statements  have been audited by PricewaterhouseCoopers LLP, independent accountants.

                                                              APPENDIX A

..........The rating  information which follows  describes how the rating services  mentioned  presently rate the described  securities.
No reliance is made upon the rating  firms as  "experts"  as that term is defined for  securities  purposes.  Rather,  reliance on this information is on the basis that such ratings have become generally accepted in the investment business.

                                            Description of Certain Debt Securities Ratings
                                            ----------------------------------------------

Moody's Investors Service, Inc. ("Moody's"):

..........Aaa -- Bonds which are rated Aaa are judged to be of the best  quality.  They carry the  smallest  degree of  investment  risk and are generally  referred to as "gilt edge."  Interest  payments are  protected by a large,  or  exceptionally  stable,  margin,  and principal is secure.  While the various protective  elements are likely to change,  such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

..........Aa -- Bonds which are rated Aa are judged to be of high quality by all  standards.  Together  with the Aaa group they comprise what are  generally  known as high grade bonds.  They are rated lower than the best bonds because  margins of protection  may not be as large as in Aaa  securities or fluctuation of protective  elements may be of greater  amplitude or there may be other elements  present which make the long-term risk appear somewhat larger than the Aaa securities.

..........A -- Bonds which are rated A possess many  favorable  investment  attributes  and are to be considered  as  upper-medium-grade obligations.  Factors giving  security to principal and interest are considered  adequate,  but elements may be present which suggest a susceptibility to impairment some time in the future.

..........Baa -- Bonds which are rated Baa are  considered as medium grade  obligations  (i.e.,  they are neither  highly  protected nor poorly  secured).  Interest  payments and principal  security  appear adequate for the present but certain  protective  elements may be
lacking  or  may  be  characteristically   unreliable  over  any  great  length  of  time.  Such  bonds  lack  outstanding   investment
characteristics and in fact have speculative characteristics as well.

..........Ba -- Bonds which are rated Ba are judged to have  speculative  elements;  their future  cannot be considered as well assured.
Often the  protection of interest and principal  payments may be very  moderate and thereby not well  safeguarded  during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

..........B -- Bonds which are rated B generally lack  characteristics  of a desirable  investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

..........Caa -- Bonds  which are rated Caa are of poor  standing.  Such  issues may be in default or there may be present  elements  of danger with respect to principal or interest.

..........Ca -- Bonds  which are rated Ca  represent  obligations  which are  speculative  in a high  degree.  Such  issues are often in default or have other marked shortcomings.

..........C -- Bonds  which are rated C are the lowest  rated  class of bonds and issues so rated can be  regarded  as having  extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Corporation ("Standard & Poor's"):

..........AAA -- Debt rated AAA has the highest rating  assigned by Standard & Poor's.  Capacity to pay interest and repay  principal is extremely strong.

..........AA -- Debt rated AA has a strong  capacity to pay interest  and repay  principal,  and differs  from the highest  rated issues only in a small degree.

..........A -- Debt rated A has a strong capacity to pay interest and repay  principal,  although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB - Debt rated BBB is regarded as having an adequate  capacity to pay interest and repay  principal.  Whereas they  normally exhibit adequate protection  parameters,  adverse economic  conditions or changing  circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

..........BB, B, CCC,  CC, C -- Debt rated BB, B, CCC, CC and C is regarded as having  predominantly  speculative  characteristics  with respect to capacity to pay interest and repay  principal.  BB indicates the least degree of speculation  and C the highest.  While such debt will  likely  have some  quality  and  protective  characteristics,  these are  outweighed  by large  uncertainties  of major risk exposures to adverse conditions.

..........BB -- Debt rated BB has less  near-term  vulnerability  to default  than other  speculative  issues.  However,  it faces major ongoing  uncertainties or exposure to adverse business,  financial,  or economic  conditions which could lead to inadequate capacity to meet timely  interest  and  principal  payments.  The BB rating is also used for debt  subordinated  to senior debt that is assigned an actual or implied BBB rating.

..........B -- Debt rated B has a greater  vulnerability  to default but  currently  has the  capacity  to meet  interest  payments  and principal repayments.  Adverse business,  financial,  or economic conditions will likely impair capacity or willingness to pay interest and repay  principal.  The B rating  category is also used for debt  subordinated  to senior debt that is assigned an actual or implied
BB or BB-rating.

..........CCC -- Debt rated CCC has a currently  identifiable  vulnerability  to default,  and is  dependent  upon  favorable  business, financial,  and economic  conditions to meet timely payment of interest and repayment of principal.  In the event of adverse  business, economic or financial  conditions,  it is not likely to have the capacity to pay interest and repay principal.  The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

..........CC -- The rating CC  typically  is applied to debt  subordinated  to senior  debt that is  assigned  an actual or implied  CCC rating.

..........C -- The C rating may be used to cover a situation where a bankruptcy  petition has been filed,  but debt service payments are continued.

..........CI -- The rating CI is reserved for income bonds on which no interest is being paid.

..........D -- Debt rated D is in payment default.  The D rating category is used when interest  payments or principal  payments are not made on the date due, even if the applicable  grace period has not expired,  unless  Standard & Poor's believes that such payments will be made during such grace period.  The D rating also will be used upon the filing of bankruptcy  petition if debt service  payments are jeopardized.

..........Plus (+) or minus (-) -- Ratings  from AA to CCC may be  modified  by the  addition  of a plus of minus sign to show  relative standing within the major rating categories.

                                            Description of Certain Commercial Paper Ratings
                                            -----------------------------------------------

Moody's:

..........Prime-1 -- Issuers rated  Prime-1 (or  supporting  institutions)  have a superior  ability for repayment of senior  short-term debt  obligations.  Prime-1  repayment  ability  will often be  evidenced  by many of the  following  characteristics:  leading  market positions  in  well-established  industries;  high  rates of return on funds  employed;  conservative  capitalization  structures  with moderate reliance on debt and ample asset  protection;  broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.
..........Prime-2 -- Issuers  rated  Prime-2  (or  related  supporting  institutions)  have a strong  ability  for  repayment  of senior short-term  debt  obligations.  This will normally be evidenced by many of the  characteristics  cited above,  but to a lesser  degree.
Earnings  trends and coverage  ratios,  while sound,  may be more subject to  variation.  Capitalization  characteristics,  while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

..........Prime-3 -- Issuers  rated Prime-3 (or related  supporting  institutions)  have an  acceptable  ability for repayment of senior short-term debt obligations.  The effect of industry  characteristics  and market  compositions may be more pronounced.  Variability in earnings  and  profitability  may  result in changes in the level of debt  protection  measurements  and may  require  relatively  high financial leverage.  Adequate alternate liquidity is maintained.

..........Not Prime - Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor's:

..........A-1 -- This highest  category  indicates that the degree of safety regarding time payment is strong.  Those issues  determined to possess extremely strong safety characteristics are denoted with a plus sign designation.

..........A-2 -- Capacity for timely payment on issues with this  designation is  satisfactory.  However,  the relative degree of safety is not as high as for issues designated "A-1".

         A-3 -- Issues carrying this  designation  have adequate  capacity for timely payment.  They are,  however,  more vulnerable to the adverse effects of the changes in circumstances than obligations carrying the higher designations.

         B -- Issues rated B are regarded as having only speculative capacity for timely payment.

         C -- This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

..........D - Debt rated D is in payment  default.  The D rating category is used when interest  payments or principal  payments are not made on the date due, even if the applicable  grace period has not expired,  unless  Standard & Poor's believes that such payments will be made during such grace period.

                                                              APPENDIX B

ALLIANCE CAPITAL MANAGEMENT L.P.

                                               Statement of Policies and Procedures for
                                       Voting Proxies on Behalf of Discretionary Client Accounts
                                       ---------------------------------------------------------

INTRODUCTION
------------

As a registered  investment adviser,  Alliance Capital Management L.P. ("Alliance  Capital",  "we" or "us") has a fiduciary duty to act solely in the best  interests  of our  clients.  As part of this duty,  we recognize  that we must vote client  securities  in a timely manner and make voting decisions that are in the best interests of our clients.

This  statement  is intended to comply with Rule  206(4)-6 of the  Investment  Advisers  Act of 1940.  It sets forth our  policies  and procedures for voting proxies for our discretionary  investment advisory clients,  including  investment companies registered under the
Investment  Company Act of 1940. This statement is applicable to Alliance  Capital's  growth and value  investment  groups investing on behalf of clients in both US and global securities.

PROXY POLICIES
--------------

This statement is designed to be responsive to the wide range of subjects that can have a significant  effect on the  investment  value of the securities  held in our clients'  accounts.  These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider.  Alliance  Capital  reserves the right to depart from these  guidelines in order to avoid voting decisions that we believe may be contrary to our clients'  best  interests.  In  reviewing  proxy  issues,  we will apply the  following  general policies:

         Elections of Directors:  Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors.  That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support.  We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares.  In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment  of Auditors:  Alliance  Capital  believes  that the company  remains in the best  position to choose the auditors and will generally  support  management's  recommendation.  However,  we  recognize  that  there  may be  inherent  conflicts  when a  company's independent auditor performs  substantial  non-audit related services for the company.  Therefore,  we may vote against the appointment of auditors if the fees for non-audit  related services are  disproportionate  to the total audit fees paid by the company or there are other reasons to question the independence of the company's auditors.

         Changes in Capital Structure:  Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature.  Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company.  For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan.  However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding.  We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

 Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

Proposals  Affecting  Shareholder  Rights:  Alliance  Capital  believes  that  certain  fundamental  rights  of  shareholders  must  be protected.  We will  generally  vote in favor of proposals  that give  shareholders  a greater  voice in the affairs of the company and oppose any measure that seeks to limit those rights.  However,  when  analyzing  such  proposals we will weigh the financial  impact of the proposal against the impairment of shareholder rights.

Corporate  Governance:  Alliance  Capital  recognizes the importance of good corporate  governance in ensuring that  management and the board of directors  fulfill their  obligations to the  shareholders.  We favor  proposals  promoting  transparency  and  accountability within a company.  For example, we will vote for proposals  providing for equal access to proxies, a majority of independent  directors on key committees, and separating the positions of chairman and chief executive officer.

Anti-Takeover  Measures:  Alliance  Capital  believes that measures that impede  takeovers or entrench  management not only infringe on the rights of shareholders  but may also have a detrimental  effect on the value of the company.  We will generally  oppose  proposals, regardless  of whether they are advanced by  management or  shareholders,  the purpose or effect of which is to entrench  management or dilute  shareholder  ownership.  Conversely,  we support proposals that would restrict or otherwise  eliminate  anti-takeover  measures that have already been adopted by corporate  issuers.  For  example,  we will support  shareholder  proposals  that seek to require the company  to submit a  shareholder  rights  plan to a  shareholder  vote.  We will  evaluate,  on a  case-by-case  basis,  proposals  to completely  redeem or eliminate  such plans.  Furthermore,  we will  generally  oppose  proposals put forward by management  (including blank check  preferred  stock,  classified  boards and  supermajority  vote  requirements)  that  appear to be  intended as  management entrenchment mechanisms.

Executive  Compensation:  Alliance  Capital believes that company  management and the compensation  committee of the board of directors should,  within reason,  be given latitude to determine the types and mix of compensation and benefit awards offered.  Whether proposed by a shareholder or management,  we will review proposals  relating to executive  compensation  plans on a case-by-case basis to ensure that the long-term  interests of management and  shareholders are properly  aligned.  We will analyze the proposed plans to ensure that shareholder  equity will not be excessively  diluted,  the option  exercise price is not below market price on the date of grant and an acceptable  number of employees are eligible to participate in such programs.  We will generally  oppose plans that permit repricing of underwater  stock options without  shareholder  approval.  Other factors such as the company's  performance and industry  practice will generally be factored into our analysis.  We will support  proposals to submit severance  packages  triggered by a change in control to a shareholder  vote and proposals that seek  additional  disclosure of executive  compensation.  Finally,  we will support  shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

Social and Corporate  Responsibility:  Alliance Capital will review and analyze on a case-by-case  basis proposals  relating to social, political and environmental  issues to determine  whether they will have a financial impact on shareholder  value. We will vote against proposals  that are unduly  burdensome  or result in  unnecessary  and  excessive  costs to the company.  We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Proxy Voting Procedures

Proxy Voting Committees
-----------------------

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance
Capital and consider specific proxy voting matters as necessary.  These committees periodically review new types of corporate governance issues, evaluate proposals not covered by these policies and recommend how we should generally vote on such issues.  In addition, the committees, in conjunction with the analyst that covers the company, contact management and interested shareholder groups as necessary to discuss proxy issues.  Members of the committees include senior investment personnel and representatives of the Corporate Legal Department.  The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below).  Finally, the committees monitor adherence to guidelines, industry trends and review the policies contained in this statement from time to time.

Conflicts of Interest
---------------------

Alliance  Capital  recognizes  that there may be a potential  conflict of interest  when we vote a proxy  solicited  by an issuer whose retirement plan we manage,  whose retirement plan we administer,  or with whom we have another business or personal  relationship  that may affect how we vote on the issuer's proxy.  We believe that  centralized  management of proxy voting,  oversight by the proxy voting committees  and adherence to these policies  ensures that proxies are voted with only our clients' best  interests in mind.  That said, we have  implemented  additional  procedures  to ensure that our votes are not the product of a conflict of interests,  including:  (i)
requiring  anyone involved in the decision making process to disclose to the chairman of the appropriate  proxy committee any potential conflict that they are aware of and any contact that they have had with any interested  party regarding a proxy vote; (ii)  prohibiting employees  involved in the decision making process or vote  administration  from revealing how we intend to vote on a proposal in order to reduce any attempted  influence from interested  parties;  and (iii) where a material  conflict of interests  exists,  reviewing our proposed vote by applying a series of objective tests and, where  necessary,  considering  the views of a third party research  service to ensure that our voting  decision is consistent  with our clients' best  interests.  For example,  if our proposed vote is consistent with our stated  proxy voting  policy,  no further  review is  necessary.  If our proposed  vote is contrary to our stated proxy voting policy but is also contrary to  management's  recommendation,  no further review is necessary.  If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy,  is consistent  with  management's  recommendation,  and is also consistent with the views of an independent  source,  no further review is necessary.  If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's  recommendation  and is contrary to the views of an independent source, the proposal is reviewed by the appropriate proxy committee for final determination.

Proxies of Certain Non-US Issuers
---------------------------------

Proxy voting in certain  countries  requires  "share  blocking."  Shareholders  wishing to vote their proxies must deposit their shares shortly  before the date of the meeting  (usually  one-week) with a designated  depositary.  During this blocking  period,  shares that will be voted at the meeting  cannot be sold until the meeting has taken place and the shares are  returned to the  clients'  custodian banks.  Alliance  Capital may  determine  that the value of  exercising  the vote does not outweigh the  detriment of not being able to transact in the shares  during this period.  Accordingly,  if share  blocking is required we may abstain from voting those  shares.  In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.

Proxy Voting Records

Clients  may obtain  information  about how we voted  proxies on their  behalf by  contacting  their  Alliance  Capital  administrative representative.  Alternatively,  clients may make a written  request for proxy  voting  information  to:  Mark R.  Manley,  Senior Vice
President & Acting General Counsel, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.

American Century Proxy Voting Guidelines

The Manager is responsible  for exercising the voting rights  associated  with the securities  purchased  and/or held by the funds.  In exercising  its voting  obligations,  the  Manager is guided by general  fiduciary  principles.  It must act  prudently,  solely in the interest of the funds,  and for the exclusive  purpose of providing  benefits to them. The Manager  attempts to consider all factors of its vote that could affect the value of the  investment.  The funds' board of  [directors/trustees]  has approved the  Manager's  Proxy
Voting Guidelines to govern the Manager's proxy voting activities.
The Manager and the board have agreed on certain  significant  contributors  to  shareholder  value with respect to a number of matters that are often the subject of proxy  solicitations for shareholder  meetings.  The Proxy Voting Guidelines  specifically  address these considerations  and establish a framework for the  Manager's  consideration  of the vote that would be  appropriate  for the funds.  In particular,  the Proxy Voting  Guidelines  outline  principles  and factors to be  considered  in the exercise of voting  authority for proposals addressing:
o        Election of Directors
o        Ratification of Selection of Auditors
o        Equity-Based Compensation Plans
o        Anti-Takeover Proposals
>>       Cumulative Voting
>>       Staggered Boards
>>       "Blank Check" Preferred Stock
>>       Elimination of Preemptive Rights
>>       Non-targeted Share Repurchase
>>       Increase in Authorized Common Stock
>>       "Supermajority" Voting Provisions or Super Voting Share Classes
>>       "Fair Price" Amendments
>>       Limiting the Right to Call Special Shareholder Meetings
>>       Poison Pills or Shareholder Rights Plans
>>       Golden Parachutes
>>       Reincorporation
>>       Confidential Voting
>>       Opting In or Out of State Takeover Laws
o        Shareholder Proposals Involving Social, Moral or Ethical Matters
o        Anti-Greenmail Proposals
o        Changes to Indemnification Provisions
o        Non-Stock Incentive Plans
o        Director Tenure
o        Directors' Stock Options Plans
o        Director Share Ownership
Finally,  the Proxy Voting  Guidelines  establish  procedures  for voting of proxies in cases in which the Manager may have a potential conflict of interest.  Companies with which the Manager has direct business  relationships  could theoretically use these relationships to attempt to unduly  influence the manner in which American  Century votes on matters for the funds. To ensure that such a conflict of interest does not affect proxy votes cast for the funds, all  discretionary  (including  case-by-case)  voting for these companies will be voted in direct consultation with a committee of the independent directors of the funds.
A copy of the Manager's current Proxy Voting Guidelines are available on the funds' website at www.americancentury.com.

Deutsche Asset Management Proxy Voting Guidelines

The Fund has delegated proxy voting  responsibilities  to its investment  advisor,  subject to the Board's general oversight.  The Fund has delegated  proxy voting to the advisor with the direction  that proxies  should be voted  consistent  with the Fund's best economic interests.  The  advisor  has  adopted  its own  Proxy  Voting  Policies  and  Procedures  ("Policies"),  and Proxy  Voting  Guidelines
("Guidelines") for this purpose. The Policies address,  among other things,  conflicts of interest that may arise between the interests of the Fund,  and the interests of the advisor and its  affiliates,  including the Fund's  principal  underwriter.  The  Guidelines set forth the advisor's general position on various proposals, such as:
o        Shareholder Rights-- The advisor generally votes against proposals that restrict shareholder rights.
         ------------------
o        Corporate  Governance-- The advisor  generally votes for confidential and cumulative voting and against  supermajority  voting
         ---------------------
         requirements for charter and bylaw amendments.
o        Anti-Takeover  Matters-- The advisor  generally votes for proposals that require  shareholder  ratification of poison pills or
         ----------------------
         that request  boards to redeem  poison  pills,  and votes  "against"  the adoption of poison pills if they are  submitted  for shareholder ratification.  The advisor generally votes for fair price proposals.
o        Routine Matters-- The advisor  generally  votes for the  ratification  of auditors,  procedural  matters related to the annual
         ---------------
         meeting, and changes in company name, and against bundled proposals and adjournment.

The general  provisions  described  above do not apply to  investment  companies.  The advisor  generally  votes  proxies  solicited by investment  companies in accordance with the  recommendations  of an independent  third-party,  except for proxies solicited by or with respect  to  investment  companies  for which the  advisor or an  affiliate  serves as  investment  advisor  or  principal  underwriter
("affiliated  investment  companies").  The advisor votes affiliated  investment  company proxies in the same proportion as the vote of the investment  company's other  shareholders  (sometimes called "mirror" or "echo" voting).  Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the advisor's  general voting positions on various  proposals,  the advisor may,  consistent with the
Fund's best interests, determine under some circumstances to vote contrary to those positions.

The  Guidelines  on a  particular  issue may or may not reflect the view of  individual  members of the board,  or of a majority of the board.  In addition,  the  Guidelines  may reflect a voting  position  that differs from the actual  practices of the public  companies within the Deutsche  Bank  organization  or of the  investment  companies  for which the advisor or an affiliate  serves as  investment advisor or sponsor.

The advisor may consider the views of a portfolio  company's  management  in deciding  how to vote a proxy or in  establishing  general voting positions for the Guidelines, but management's views are not determinative.

As mentioned  above, the Policies  describe the way in which the advisor  resolves  conflicts of interest.  To resolve  conflicts,  the advisor,  under normal  circumstances,  votes proxies in accordance  with its  Guidelines.  If the advisor  departs from the Guidelines with  respect to a  particular  proxy or if the  Guidelines  do not  specifically  address a certain  proxy  proposal,  a proxy  voting committee  established  by the advisor will vote the proxy.  Before  voting any such proxy,  however,  the advisor's  conflicts  review committee  will conduct an  investigation  to  determine  whether any  potential  conflicts of interest  exist in  connection  with the particular  proxy proposal.  If the conflicts  review  committee  determines that the advisor has a material  conflict of interest,  or certain  individuals on the proxy voting committee should be recused from  participating in a particular proxy vote, it will inform the proxy voting  committee.  If notified  that the advisor has a material  conflict,  or fewer than three  voting  members are eligible to participate  in the proxy vote,  typically  the advisor  will engage an  independent  third party to vote the proxy or follow the proxy voting  recommendations  of an independent  third party.  Under certain  circumstances,  the advisor may not be able to vote proxies or the advisor may find that the expected  economic  costs from voting  outweigh the benefits  associated  with voting.  For example,  the advisor may not vote proxies on certain foreign  securities due to local  restrictions or customs.  The advisor generally does not vote proxies on securities subject to share blocking restrictions.

Federated Investment Management Company Voting Proxies on Fund Portfolio Securities

The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund's portfolio.  The Board has also approved the Adviser's policies and procedures for voting the proxies, which are described below.

Proxy Voting Policies
The Adviser's general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted.  Generally, this will mean voting for proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company's board of directors.
However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Adviser will vote for proposals to: require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); and repeal a shareholder rights plan (also known as a "poison pill").  The Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; for proposals to grant preemptive rights to the securities being voted; and
against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally the Adviser will vote: for stock incentive plans that align the recipients'
interests with the interests of shareholders without creating undue dilution; and against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms.

On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction.  The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies.  Some transactions may also involve proposed changes to the company's corporate governance, capital structure or management compensation.  The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election.  In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board.  For example, if the
Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.

The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company's board.
The Adviser believes that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting.  For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares "illiquid" for some period of time), the Adviser will not vote proxies for such shares.  [For "index funds"
only, add the following: Finally, because the Fund is an "Index Fund," and therefore invests in large numbers of securities without independent evaluation by the Adviser, the Adviser will not independently analyze the Fund's interest in the proxy.  The Adviser will vote its proxies in accordance with its applicable general guidelines and in the same manner as a non-Index Fund managed by the
Adviser that is voting on the same proxy matter.  If neither of these two conditions apply, the Adviser will vote as recommended by a subadviser to the Index Fund; and, in absence of such recommendation, as recommended by the subject company's board of directors.]

Proxy Voting Procedures
The Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies.  The Adviser has hired Investor Responsibility Research Center (IRRC) to obtain, vote, and record proxies in accordance with the Proxy Committee's directions.  The Proxy Committee directs IRRC by means of
Proxy Voting Guidelines, and IRRC may vote any proxy as directed in the Proxy Voting Guidelines without further direction from the
Proxy Committee (and may make any determinations required to implement the Proxy Voting Guidelines).  However, if the Proxy Voting
Guidelines require case-by-case direction for a proposal, IRRC will provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to IRRC.  The Adviser's proxy voting procedures generally permit the Proxy Committee to amend the Proxy Voting Guidelines, or override the directions provided in such
Guidelines, whenever necessary to comply with the proxy voting policies.

Conflicts of Interest
The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Adviser or Distributor.  This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote.  A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an "Interested Company."

The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy votes.  Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the
Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy
Committee has exclusive authority to determine how the Adviser will vote.  Any Proxy Committee member contacted by an Interested
Company must report it to the full Proxy Committee and provide a written summary of the communication.  Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted.  If the Proxy Voting Guidelines already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions.  If the
Proxy Voting Guidelines require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company.  If the Proxy
Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund's Board information regarding: the significant business relationship; any material communication with the Interested
Company; the matter(s) voted on; and how, and why, the Adviser voted as it did.

If the Fund holds shares of another investment company for which the Adviser (or an affiliate) acts as an investment adviser, the
Proxy Committee will vote the Fund's proxies in the same proportion as the votes cast by shareholders who are not clients of the
Adviser at any shareholders' meeting called by such investment company, unless otherwise directed by the Board.

GAMCO Investors, Inc. - The Voting of Proxies on Behalf of Clients

         These  procedures  are  adopted  pursuant  to the  proxy  rules  promulgated  by 17  C.F.R.ss.ss.274.204(4)-2,  275.204-2  and
270.30b1-4.  These  procedures will be used by the advisers having to determine how to vote proxies  relating to portfolio  securities, including the  procedures  that the Fund uses when a vote presents a conflict  between the interests of Fund  shareholders,  on the one hand,  and those of the Fund's  investment  adviser;  principal  underwriter;  or any  affiliated  person of the Fund,  its  investment adviser, or its principal underwriter.

I.       Proxy Voting Committee

     The proxy committee was originally  formed in April 1989 for the purpose of formulating  guidelines and reviewing proxy statements within the  parameters  set by the  substantive  proxy  voting  guidelines  published by GAMCO in 1988, a copy of which are appended as
Exhibit A. The committee  will include  representatives  of Research,  Administration,  legal,  and the adviser.  Where a member of the
Committee  ceases to serve,  a  replacement  will be nominated by the Chairman and voted upon by the entire  Committee.  As of June 30,
2003.  The members are:

         Research

                  Ivan Arteaga, Research Analyst
                  Joshua Fenton, Director of Research
                  James Foung, Research Analyst
                  Douglas R. Jamieson, Chief Operating Officer
                  William S. Selby, Managing Director
                  Peter D. Zaglio, Chairman, Proxy Committee

         Administration

                  Karyn M. Nappi, Compliance Manager

         Legal

                  Stephen DeTore, Deputy General Counsel
                  James E. McKee, General Counsel

         Gabelli Funds, LLC.

                  Bruce N. Alpert, Chief Operating Officer
                  Caesar M. P. Bryan, Portfolio Manager
                  Howard F. Ward, Portfolio Manager

         Peter D.  Zaglio  currently  chairs the  committee.  In his  absence,  the  Director  of  Research  will chair the  committee.
Meetings  are held as  needed  basis to form  views  on the  manner  in which  the  advisers  should  vote  proxies  on  behalf  of the shareholders.  In general,  the research  analyst who follows the issuer,  using the Proxy  Guidelines,  will  recommend how to vote on each issue. All matters  identified by the Legal and Compliance  Department as  controversial,  taking into account matters such as the recommendation  of third  party  services  such as ISS,  that  matter is  presented  to the Proxy  voting  committee.  If the Legal and
Compliance  Department  or the analyst has  identified  the matter as (1) one that is  controversial,  (2) one that would  benefit from deliberation  by the Proxy  Voting  Committee  or (3) may give rise to a conflict  of interest  between  the  adviser and the  advisory clients of the firm, the analyst will initially determine what vote to recommend that the adviser should cast.

         For  non-controversial  matters,  the analyst may vote the proxy if (1) the vote is consistent with the recommendations of the issuer's  Board of  Directors,  and not contrary to the Proxy  Guidelines;  or (2) the vote is contrary to the  recommendations  of the
Board of  Directors  but is  consistent  with the Proxy  Guidelines.  In those  instances,  the analyst may sign and date the proxy and return them to the Compliance  Manager.  If the vote is not covered by the Proxy Guidelines and the analyst  recommends  voting against the issuer's Board of Directors' recommendations, the vote goes before the committee.

         For matters submitted to the Committee,  each member of the Committee will receive,  prior to the meeting, a copy of the proxy statement,  any third party research,  a summary of any views provided by the Chief Investment  Officer and any  recommendation  by the analyst.  At the meeting,  the analyst presents his/her  viewpoint,  and a vote of the committee is taken. If counsel believes that the matter  before the  committee is one with respect to which a conflict of interest may exist  between the adviser and the clients of the adviser,  counsel will provide an opinion to committee  concerning  the  conflict.  If the matter is one in which the  interests of the clients of one or more of advisers may diverge,  counsel will so advise and the  Committee  may make a different  recommendation  as to each adviser.  For any matters that might trigger  appraisal  rights,  counsel will provide an opinion  concerning the likely risks and merits of such an appraisal  action.  Should the vote concerning one or more  recommendations  be tied in a vote of the committee,  the views of the analyst will be followed.  The  committee  notifies the proxy  department of the result of the vote and the proxy is voted accordingly.

         Although  the Proxy  Guidelines  express  the  normal  preferences  of the  voting of any  shares  not  covered  by a contrary investment  guideline  provided by the client,  the Committee is not bound by the preference set forth in the Proxy Guidelines and will reviewed  each matter on its own  merits.  Written  minutes of all proxy  meetings  are kept on file.  The  adviser  subscribes  to the
Institutional  Shareholder  Corporate Governance Service.  ISS supplies current information on regulations,  trends in proxy voting and information on corporate governance issues.  ISS also sponsors seminars and conferences on corporate governance matters.

         If the vote cast either by the analyst or as a result of the  deliberations  of the Proxy Voting  Committee  runs  contrary to the  recommendation  of the Board of Directors  of the issuer,  the matter will be referred to legal  counsel to  determine  whether an amendment to the last-filed Schedule 13D is appropriate.

II.  Social Issues and other Client Guidelines

         If the client has  provided  special  instructions  relating to the  adviser by voting the proxy on behalf of the client,  any special  client  considerations  should  be  noted  on the  client  profile  and  disseminated  to the  proxy  department.  This is the responsibility  of the portfolio manager or sales assistant.  In accordance with Department of Labor  guidelines,  the adviser's policy is to vote on behalf of ERISA  accounts  in the best  interest  of the plan  participants  with  regard to social  issues that carry an economic  impact.  Where an account is not  governed by ERISA,  the  adviser  will vote shares held on behalf of the client in a manner consistent with any individual  investment/voting  guidelines  provided by the client.  Otherwise the adviser will abstain with respect to those shares.

III. Client retention of Voting Rights

         If a client chooses to retain the right to vote proxies or if there is any change in voting  authority,  the following  should be notified by the portfolio manager/sales assistant:

         - Client profile
         - Legal: James McKee and Stephen DeTore
         - Proxy department: Karyn Nappi
         - Portfolio Manager assigned to the account.

         In the event  that the Board of  Directors  of one or more of the  investment  companies  managed by one of the  advisers  has retained  direct voting control over any security,  the Compliance  Department will provide each Board Member (Or in the event that the voting has been delegated to a committee of the Board, to the Committee  members) with a copy of the proxy statement  together with any recommendation by the adviser.

IV. Voting Records

         The  Compliance  Department  will retain a record of matters voted upon.  It will provide to the advisers such voting  records as are necessary to fulfill.  The adviser's staff may request  proxy-voting  records for use in presentations to current or prospective clients.  Requests for proxy voting records should be made at least ten days prior to client meetings.

          If a client wishes to receive a proxy voting  record on a quarterly,  semi-annual  or annual  basis,  please notify the proxy department.  The reports  will be  available  for mailing  approximately  ten days after the quarter end of the period.  First  quarter reports may be delayed since the end of the quarter falls during the height of the proxy season.

         A letter  is sent to the  custodian  of all  separate  account  clients  for  which  the  adviser  has  voting  responsibility instructing them to forward all proxy materials to:

                  [Adviser name]
                  Attn: Proxy Department
                  One Corporate Center
                  Rye, New York 10580-1433

The sales  assistant  sends the letter to the  custodian of all new accounts,  along with the  trading/DTC  instructions.  Proxy voting records will be retained in compliance with 17 C.F.R.ss.275.204-2.

V. Voting Procedures

1. Custodian  banks,  outside  brokerage  firms and Wexford  Clearing  Services  Corporation  are  responsible  for forwarding  proxies directly to GAMCO.

Proxies are received in one of three forms:

o        Shareholder Vote Authorization  Forms (VAF's) - Issued by ADP. VAF's must be voted through the issuing  institution  causing a time lag.  ADP is an outside service contracted by the various institutions to issue proxy materials.
o        Proxy cards which may be voted directly.
o        Proxy cards which are returned to the custodian (usually an outside broker).
      This is the least efficient method.  It is difficult to determine whether our votes are being cast in the manner we directed.  There is also a considerable time lag.

2. On the  record  date,  a run is made of all  holders  of the  security  for  comparison  with  proxies  when they are  received.  To facilitate the reconciliation  process,  a copy of any trade corrections  occurring between record date minus five and the meeting date should be given to the proxy  department  by the person  making the  correction.  Any trade that  changes  the voting  status of shares
(i.e. from "A" shares to "B" shares) should also be given to the proxy department.

3.  Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

 4. In the case of a discrepancy  such as an incorrect number of shares,  an improperly  signed or dated card, wrong class of security, etc., the issuing  custodian is notified by phone. A corrected proxy is requested.  Any  arrangements  are made to insure that a proper proxy is received in time to be voted (overnight  delivery,  fax, etc.).  When securities are out on loan on record date, the custodian is requested to supply written verification.

5. Upon receipt of  instructions  from the proxy  committee (see  Administrative),  the votes are cast and recorded for each account on an individual basis.

Since  January 1, 1992,  records have been  maintained on the Proxy Edge system.  The system is backed up regularly.  From 1990 through
1991,  records were  maintained on the PROXY VOTER system and in hardcopy  format.  Prior to 1990,  records were maintained on diskette and in hardcopy format.

PROXY EDGE records include:
         Security Name and Cusip Number
         Date and Type of Meeting (Annual, Special, Contest)
         Client Name
         Adviser or Fund Account Number
         Directors' Recommendation
         How GAMCO voted for the client on each issue
         The rationale for the vote when it appropriate

Records prior to the institution of the PROXY EDGE system include:
         Security name
         Type of Meeting (Annual, Special, Contest)
         Date of Meeting
         Name of Custodian
         Name of Client
         Custodian Account Number
         Adviser or Fund Account Number
         Directors' recommendation
         How the Adviser voted for the client on each issue
         Date the proxy statement was received and by whom
         Name of person posting the vote
         Date and method by which the vote was cast

o        From these records  individual  client proxy voting records are compiled.  It is our policy to provide  institutional  clients with a proxy voting record during client reviews.  In addition,  we will supply a proxy voting record at the request of the client on a quarterly, semi-annual or annual basis.

6. Proxy  cards/VAF's  are marked and copied.  Copies are kept  alphabetically  by security.  Records for the current  proxy season are located in the Proxy  Department  office.  In  preparation  for the upcoming  season,  files are  transferred  to the La Vigna  storage facility during January/February.

7.  Shareholder  Vote  Authorization  Forms issued by ADP are always sent directly to a specific  individual at ADP. The Advisers's ADP representative  is Andre  Carvajal.  Her back-up is Gina  Bitros.  Their  supervisor  is Debbie  Sciallo.  A follow-up  call is made to verify receipt.

8. If a proxy card or VAF is received  too late to be voted in the  conventional  matter,  every  attempt is made to vote on one of the following manners:

o        VAF's can be faxed to ADP up until the time of the meeting.  This is followed up by mailing the original form.
         -or-
      A call is  placed to the  custodian  bank and a verbal  vote is given to the bank and the bank then  calls ADP and gives a verbal vote.  Because of the  increased  possibility  for errors,  this method is only used as a last  resort.  ADP may not take a verbal vote from the Adviser directly.  Written verification of the vote is requested from the custodian.

o        When a solicitor has been  retained,  the solicitor is called.  At the  solicitor's  direction,  the proxy is faxed or sent by messenger.

10.  Two weeks prior to the meeting all custodians who have not yet forward proxy materials are contacted.

11.  In the case of a proxy contest, records are maintained for each opposing entity.

12.  Voting in Person

a) At times it may be necessary to vote the shares in person.  In this case, a "legal proxy" is obtained in the following manner:

o        Banks and brokerage firms using the services at ADP:

      The back of the VAF is  stamped  indicating  that we wish to vote in  person.  The  forms  are then sent  overnight  to ADP.  ADP issues  individual  legal  proxies and sends them back via  overnight  (or the Adviser can pay  messenger  charges).  A lead-time of at least two weeks prior to the meeting is needed to do this.  Alternatively,  the  procedures  detailed below for banks not using ADP may be implemented.

o        Banks and brokerage firms issuing proxies directly:

      The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

"Representative of [Adviser name]  with full power of substitution."

b)  The legal proxies are given to the person attending the meeting along with the following supplemental material:

o        A limited Power of Attorney appointing the attendee an Adviser representative.
o        A list of all shares  being voted by custodian  only.  Client names and account  numbers are not  included.  This list must be presented,  along with the proxies,  to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting.  The tabulator must "qualify" the votes (i.e.  determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).
o        A sample ERISA and Individual contract.
o        A sample of the annual authorization to vote proxies form.
o        A copy of our most recent Schedule 13D filing (if applicable).

                                                              Appendix A

Proxy Voting Guidelines

1.       General Policy Statement
         ------------------------

         It is the policy of Gabelli Asset  Management Inc. to vote in the best economic  interests of our clients.  As we state in our
Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management.  We are for shareholders.

         At our first proxy committee  meeting in 1989, it was decided that each proxy statement  should be evaluated on its own merits within the framework  first  established  by our Magna Carta of  Shareholders  Rights.  The attached  guidelines  serve to enhance that broad framework.

         We do not consider any issue  routine.  We take into  consideration  all of our research on the company,  its  directors,  and their short and  long-term  goals for the company.  In cases where  issues that we generally do not approve of are combined  with other issues,  the negative  aspects of the issues will be factored into the evaluation of the overall  proposals but will not  necessitate a vote in opposition to the overall proposals.

2.       Board of Directors
         ------------------

         The advisers do not consider  the  election of the Board of  Directors a routine  issue.  Each slate of directors is evaluated on a case-by-case basis.

         Factors taken into consideration include:

o        Historical responsiveness to shareholders
                  This may include such areas as:
-        Paying greenmail
-        Failure to adopt shareholder resolutions receiving a majority of shareholder votes
o        Qualifications
o        Nominating committee in place
o        Number of outside directors on the board
o        Attendance at meetings
o        Overall performance

3.       Selection of Auditors
         ---------------------

         In general, we support the Board of Directors' recommendation for auditors.

4.       Blank Check Preferred Stock
         ---------------------------

         We oppose the issuance of blank check preferred stock.

         Blank check preferred stock allows the company to issue stock and establish  dividends,  voting rights,  etc.  without further shareholder approval.

5.       Classified Board
         ----------------

         A classified  board is one where the directors are divided into classes with  overlapping  terms. A different class is elected at each annual meeting.

         While a classified  board promotes  continuity of directors  facilitating  long range  planning,  we feel directors  should be accountable to  shareholders on an annual basis. We will look at this proposal on a case-by-case  basis taking into  consideration  the board's historical responsiveness to the rights of shareholders.

         Where a classified board is in place we will generally not support attempts to change to an annually elected board.

         When an annually elected board is in place, we generally will not support attempts to classify the board.

6.       Increase Authorized Common Stock
         --------------------------------

         The request to increase the amount of outstanding shares is considered on a case-by-case basis.

         Factors taken into consideration include:

o        Future use of additional shares
                  -        Stock split
                  -        Stock option or other executive compensation plan
                  -        Finance growth of company/strengthen balance sheet
                  -        Aid in restructuring
                  -        Improve credit rating
                  -        Implement a poison pill or other takeover defense
o        Amount of stock currently authorized but not yet issued or reserved for stock option plans
o        Amount of additional stock to be authorized and its dilutive effect

         We will  support this  proposal if a detailed and  verifiable  plan for the use of the  additional  shares is contained in the proxy statement.

7.       Confidential Ballot
         -------------------

         We support the idea that a shareholder's identity and vote should be treated with confidentiality.

         However, we look at this issue on a case-by-case basis.

         In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

8.       Cumulative Voting
         -----------------

         In general, we support cumulative voting.

         Cumulative  voting is a process by which a  shareholder  may multiply the number of directors  being  elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

         Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

         Cumulative  voting may result in a minority  block of stock gaining  representation  on the board.  When a proposal is made to institute  cumulative  voting,  the proposal  will be reviewed on a  case-by-case  basis.  While we feel that each board member  should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

9.       Director Liability and Indemnification
         --------------------------------------

         We support  efforts to attract the best possible  directors by limiting the liability and  increasing the  indemnification  of directors, except in the case of insider dealing.

10.      Equal Access to the Proxy
         -------------------------

         The SEC's rules provide for  shareholder  resolutions.  However,  the resolutions are limited in scope and there is a 500 word limit on proponents'  written  arguments.  Management  has no such  limitations.  While we support equal access to the proxy,  we would look at such variables as length of time required to respond, percentage of ownership, etc.

11.      Fair Price Provisions
         ---------------------

         Charter  provisions  requiring a bidder to pay all  shareholders a fair price are intended to prevent  two-tier  tender offers that may be abusive.  Typically, these provisions do not apply to a board-approved transactions.

         We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

         Reviewed on a case-by-case basis.

12.      Golden Parachutes
         -----------------

         Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

         We support any proposal  that would assure  management  of its own welfare so that they may continue to make  decisions in the best  interest of the company and  shareholders  even if the  decision  results in them losing their job. We do not,  however,  support excessive golden parachutes.  Therefore, each proposal will be decided on a case-by- case basis.

         Note: Congress has imposed a tax on any parachute that is more than three times the executive's average annual compensation.

13.      Anti-greenmail Proposals
         ------------------------

         We do not support greenmail.  An offer extended to one shareholder  should be extended to all shareholders  equally across the board.

14.      Limit Shareholders' Rights to call Special Meetings
         ---------------------------------------------------

         We support the right of shareholders to call a special meeting.

15.      Consideration of Non-financial Effects of a Merger
         --------------------------------------------------

         This proposal  releases the directors from only looking at the financial  effects of a merger and allows them the  opportunity to consider the merger's effects on employees, the community, and consumers.

         As a fiduciary,  we are obligated to vote in the best economic  interests of our clients.  In general,  this proposal does not allow us to do that.  Therefore, we generally cannot support this proposal.

         Reviewed on a case-by-case basis.

16.      Mergers, Buyouts, Spin-offs, Restructurings
         -------------------------------------------

         Each of the above are considered on a case-by-case  basis.  According to the Department of Labor,  we are not required to vote for a proposal  simply  because the offering  price is at a premium to the current  market price.  We may take into  consideration  the long term interests of the shareholders.
17.      Military Issues
         ---------------

         Shareholder  proposals  regarding  military  production  must be evaluated on a purely  economic set of criteria for our ERISA clients.  As such, decisions will be made on a case-by-case basis.

         In voting on this  proposal for our non-ERISA  clients,  we will vote  according to the client's  direction  when  applicable.
Where no  direction  has been given,  we will vote in the best  economic  interests  of our  clients.  It is not our duty to impose our social judgment on others.

18.      Northern Ireland
         ----------------

         Shareholder  proposals  requesting the signing of the MacBride  principles for the purpose of countering the discrimination of
Catholics in hiring  practices must be evaluated on a purely  economic set of criteria for our ERISA clients.  As such,  decisions will be made on a case-by-case basis.

         In voting on this proposal for our non-ERISA  clients,  we will vote according to client direction when  applicable.  Where no direction  has been  given,  we will vote in the best  economic  interests  of our  clients.  It is not our duty to impose  our  social judgment on others.

19.      Opt Out of State Anti-takeover Law
         ----------------------------------

         This  shareholder  proposal  requests  that a company  opt out of the  coverage  of the state's  takeover  statutes.  Example:
Delaware law requires that a buyer must acquire at least 85% of the company's  stock before the buyer can exercise  control  unless the board approves.

         We consider this on a case-by-case basis.  Our decision will be based on the following:

o        State of Incorporation
o        Management history of responsiveness to shareholders
o        Other mitigating factors

20.      Poison Pill
         -----------

         In general, we do not endorse poison pills.

         In certain  cases  where  management  has a history of being  responsive  to the needs of  shareholders  and the stock is very liquid, we will reconsider this position.

21.      Reincorporation
         ---------------

         Generally,  we support  reincorporation for well-defined  business reasons.  We oppose  reincorporation if proposed solely for the purpose of  reincorporating  in a state with more  stringent  anti-takeover  statutes that may  negatively  impact the value of the stock.

22.      Stock Option Plans
         ------------------

         Stock option plans are an excellent way to attract,  hold and motivate  directors and  employees.  However,  each stock option plan must be evaluated on its own merits, taking into consideration the following:

o        Dilution of voting power or earnings per share by more than 10%
o        Kind of stock to be awarded, to whom, when and how much
o        Method of payment
o        Amount of stock already authorized but not yet issued under existing stock option plans

23.      Supermajority Vote Requirements
         -------------------------------

         Supermajority  vote  requirements  in a company's  charter or bylaws require a level of voting  approval in excess of a simple majority  of the  outstanding  shares.  In general,  we oppose  supermajority-voting  requirements.  Supermajority  requirements  often exceed the average level of shareholder participation.  We support proposals' approvals by a simple majority of the shares voting.

24.      Limit Shareholders' Right to Act by Written Consent
         ---------------------------------------------------

         Written  consent  allows  shareholders  to initiate and carry on a shareholder  action  without  having to wait until the next annual  meeting or to call a special  meeting.  It permits  action to be taken by the  written  consent of the same  percentage  of the shares that would be required to effect proposed action at a shareholder meeting.

         Reviewed on a case-by-case basis.

Goldman, Sachs & Co.
                                                 Goldman Sachs Asset Management, L.P.
                                             Goldman Sachs Asset Management International
                                                      Goldman Sachs Princeton LLC
                                                        (collectively, "GSAM")

                                                   SUMMARY OF POLICY ON PROXY VOTING
                                                    FOR INVESTMENT ADVISORY CLIENTS

Proxy voting and our  understanding  of corporate  governance  issues are important  elements of the portfolio  management  services we perform  for our  advisory  clients who have  authorized  us to address  these  matters on their  behalf.  Our  guiding  principles  in performing  this service are to make proxy voting  decisions  that (i) favor  proposals  that tend to maximize a company's  shareholder value and (ii) are free from the influence of conflicts of interest.

Public Equity Investments

Overview of GSAM Proxy Voting Policy

To implement these general  principles for  investments in  publicly-traded  equities,  we have adopted the GSAM Proxy Voting Policy to assist us in making proxy voting decisions and developing  procedures for effecting those  decisions.  The GSAM Proxy Voting Policy and associated  procedures  are  designed  to ensure that where GSAM has the  authority  to vote  proxies,  GSAM  complies  with its legal, fiduciary, and contractual obligations.

The GSAM Proxy Voting  Policy  addresses a wide variety of  individual  topics,  including,  among other  matters,  shareholder  voting rights, anti-takeover defenses, board structures and the election of directors,  executive and director compensation,  reorganizations, mergers and various  shareholder  proposals.  It reflects  GSAM's  fundamental  belief that sound  corporate  governance  will create a framework  within  which a company  can be  directed  and managed in the  interests  of its  shareholders.  Senior  management  of GSAM periodically  reviews the GSAM Proxy Voting Policy to ensure it continues to be  consistent  with our guiding  principles.  Clients may request a copy of the GSAM Proxy Voting Policy for their review by contacting their financial advisor.

Implementation by Portfolio Management Teams

Each GSAM equity  portfolio  management  team  ("Portfolio  Management  Team") has developed an approach for how best to evaluate proxy votes on an  individualized  basis in  relation  to the GSAM  Proxy  Voting  Policy and each  Portfolio  Management  Team's  investment philosophy  and  process.  For  example,  our  active-equity  Portfolio  Management  Teams view the  analysis of  corporate  governance practices as an integral part of the  investment  research and stock  valuation  process.  Therefore,  on a  case-by-case  basis,  each active-equity  Portfolio  Management Team may vote  differently  from the  pre-determined  application of the GSAM Proxy Voting Policy.
Our quantitative-equity Portfolio Management Teams, by contrast, exclusively follow such pre-determined application.

In addition,  the GSAM Proxy Voting Policy is designed generally to permit Portfolio  Management Teams to consider  applicable regional rules and practices regarding proxy voting when forming their views on a particular matter.

Use of Third-Party Service Providers

We utilize  independent  service  providers to assist us in  determining  the GSAM Proxy Voting  Policy and in  implementing  our proxy voting decisions.  The primary provider we currently use is Institutional  Shareholder  Services  ("ISS"),  which provides proxy voting services to many asset managers on a global basis.  Senior GSAM management is responsible for reviewing our  relationship  with ISS and for  evaluating  the quality and  effectiveness  of the various  services  provided by ISS to assist us in satisfying  our proxy voting responsibilities.

Specifically,  ISS assists GSAM in the proxy voting and  corporate  governance  oversight  process by  developing  and updating the ISS
Proxy  Voting  Guidelines,  which are  incorporated  into the GSAM  Proxy  Voting  Policy,  and by  providing  research  and  analysis, recommendations  regarding votes, operational  implementation,  and recordkeeping and reporting services. GSAM's decision to retain ISS is based  principally  on the view the  services ISS  provides,  subject to GSAM's  oversight,  will  generally  result in proxy voting decisions which are favorable to shareholders'  interests.  GSAM may,  however,  hire other service  providers to supplement or replace the services GSAM  receives from ISS. In addition,  active-equity  Portfolio  Management  Teams are able to cast votes that differ from recommendations made by ISS, as detailed in the GSAM Proxy Voting Policy.

Conflicts of Interest

The GSAM Proxy Voting  Policy also  contains  procedures  to address  potential  conflicts of interest.  These  procedures  include our adoption  of and  reliance  on the  GSAM  Proxy  Voting  Policy,  including  the  ISS  Proxy  Voting  Guidelines,  and  the  day-to-day
implementation  of those Guidelines by ISS. The procedures also establish a process under which an active-equity  Portfolio  Management
Team's decision to vote against an ISS  recommendation is approved by the local Chief Investment  Officer for the requesting  Portfolio
Management  Team and  notification  of the vote is  provided  to the Global  Chief  Investment  Officer  for  active-equity  investment strategies and other appropriate GSAM personnel.

Fixed Income and Private Investments

Voting decisions with respect to client  investments in fixed income securities and the securities of privately-held  issuers generally will be acted upon by the relevant  portfolio  managers based on their  assessment of the particular  transactions  or other matters at issue.

External Managers

Where GSAM places client assets with managers outside of GSAM, whether through separate  accounts,  funds-of-funds or other structures, such external  managers  generally will be responsible  for proxy voting.  GSAM may,  however,  retain such  responsibilities  where it deems appropriate.

Client Direction

Clients may choose to vote proxies  themselves,  in which case they must arrange for their custodian to send proxy  materials  directly to them. GSAM can also accommodate  situations  where individual  clients have developed their own guidelines with ISS or another proxy service.  Clients may also discuss with GSAM the  possibility  of receiving  individualized  reports or other  individualized  services regarding proxy voting conducted on their behalf.

INVESCO Funds Group, Inc.  Proxy Voting Disclosure

The Boards of  Directors  of the  INVESCO  Mutual  Funds have  expressly  delegated  to  INVESCO  Funds  Group,  Inc.  ("INVESCO")  the
responsibility to vote proxies related to the securities held in the Funds'  portfolios.  Under this authority,  INVESCO is required by the Boards of Directors to act solely in the interests of  shareholders  of the Funds.  Other INVESCO  clients who have delegated proxy voting authority to INVESCO similarly require that proxy votes be cast in the best interests of the client.

On behalf of the Funds and its other  clients,  INVESCO  acquires and holds a company's  securities in the portfolios it manages in the expectation  that  they will be a good  investment  and  appreciate  in  value.  As such,  INVESCO  votes  proxies  with a focus on the investment implications of each matter upon which a vote is solicited.

A copy of the description of the Funds' proxy voting policy and procedures,  as administered by INVESCO is available  without charge by calling  1-800-_____________.  It is also available on the website of the Securities and Exchange  Commission,  at www.sec.gov,  and on
                                                                                                                   -----------
the Funds' website, www.invescofunds.com.

Proxy Voting Administration

INVESCO's proxy review and voting process,  which has been in place for many years, meets INVESCO's  obligations to all of its clients, including the Funds.

To discharge its  responsibilities  to the Funds,  INVESCO has established a Proxy Committee that establishes  guidelines and generally oversees the proxy voting  process.  The Committee  consists of INVESCO's  General  Counsel,  its Chief  Investment  Officer,  its Vice
President  of  Investment  Operations  and  INVESCO's  Proxy  Administrator.  In  addition  to  INVESCO's  knowledge  of its  portfolio companies, the Committee relies upon independent research provided by third parties in fulfilling its responsibilities.

INVESCO,  in turn, has engaged a third party,  Institutional  Shareholder  Services ("ISS"), to act as its agent for the administrative and ministerial  aspects of proxy voting of portfolio  securities,  as well as to provide independent  research.  ISS votes proxies for the Funds on routine  matters in  accordance  with  guidelines  established  by INVESCO and the Funds.  These  guidelines  are reviewed periodically by the Proxy  Committee and the Funds' Boards of Directors;  accordingly,  they are subject to change.  Although it occurs infrequently,  the guidelines may be overridden by INVESCO in any particular vote, depending upon specific factual  circumstances.  ISS also serves as the proxy voting record keeper for INVESCO.

Issues that are not covered by INVESCO's proxy voting guidelines, or that are determined by INVESCO on a case-by-case basis, are referred to INVESCO's Chief Investment Officer, who has been granted the ultimate authority and responsibility by the Proxy Committee and the Funds' Boards of Directors to decide how the proxies shall be voted on these issues. The IFG Chief Investment Officer, through the Proxy Administrator, is responsible for notifying ISS how to vote on these issues.

Guidelines and Policies

         Overview

As part of its  investment  process,  INVESCO  examines  the  management  of all  portfolio  companies.  The  ability  and  judgment of management is, in INVESCO's  opinion,  critical to the investment  success of any portfolio  company.  INVESCO  generally will not hold securities of companies  whose  management it questions,  and accords  substantial  weight to management  opinions.  Not  surprisingly,
INVESCO  casts  most  of  its  proxy  votes,  particularly  on  routine  matters,  in  accordance  with  portfolio  company  management recommendations.

At the same time,  when INVESCO  believes that the position of the  management of a portfolio  company may not be in the best interests of shareholders,  the Committee or an individual  portfolio manager can vote against the management  recommendation.  In certain cases,
INVESCO consistently will vote against management in furtherance of established guidelines on specific matters.

As a general rule, INVESCO votes against any proposals which would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments.  In addition, absent specific prior authorization from INVESCO's General Counsel,
INVESCO does not:

o        Engage in conduct that involves an attempt to change or influence the control of a portfolio company.

o        Announce its voting intentions and the reasons therefor.

o        Participate in a proxy solicitation or otherwise seek proxy-voting authority from any other portfolio company shareholder.

o        Act in concert with other portfolio  company  shareholders in connection with any proxy issue or other activity  involving the control or management of a portfolio company.

Although INVESCO reserves the right to vote proxy issues on behalf of the Funds on a case-by-case  basis if facts and  circumstances so warrant, it will usually vote on issues in the manner described below.

         Routine Matters

INVESCO  generally  votes in favor of  ratification  of  accountants,  changing  corporate  names and  similar  matters.  It  generally withholds voting authority on unspecified "other matters" that may be listed on a proxy card.

         Boards of Directors

INVESCO  generally  votes for  management's  slate of  director  nominees.  However,  it votes  against  incumbent  nominees  with poor attendance records, or who have otherwise acted in a manner INVESCO believes is not in the best interests of shareholders.

INVESCO generally opposes attempts to classify boards of directors or to eliminate cumulative voting.

         Compensation

INVESCO believes that it is important that a company's  equity-based  compensation  plan is aligned with the interests of shareholders, including  the Funds and its other  clients.  Many  compensation  plans are examined on a  case-by-case  basis by INVESCO,  and INVESCO generally  opposes  packages that it believes  provide  excessive  awards or create  excessive  shareholder  dilution.  INVESCO usually opposes proposals to reprice options because the underlying stock has fallen in value.

         Anti-takeover and Similar Corporate Governance Issues

INVESCO  generally  opposes poison pills,  unequal voting rights plans,  provisions  requiring  supermajority  approval of a merger and other  matters that are designed to limit the ability of  shareholders  to approve  merger  transactions.  INVESCO  generally  votes in favor of increases in authorized shares

         Social Issues

INVESCO believes that it is management's  responsibility  to handle such issues,  and generally votes with management on these types of issues,  or abstains.  INVESCO will oppose issues that it believes  will be a detriment to the  investment  performance  of a portfolio company.

Conflicts of Interest

Historically,  INVESCO has not had  situations  in which the interests of its Fund  shareholders  or other clients are at variance with
INVESCO's own interests.  In routine  matters,  INVESCO votes proxies in accordance with  established  guidelines,  and the opportunity for conflict simply does not arise.

In matters that INVESCO  examines on a  case-by-case  basis,  or where parties may seek to influence  INVESCO's  vote (for  example,  a merger  proposal),  or in any instance where INVESCO believes there may be an actual or perceived  conflict of interest,  INVESCO votes the proxy in what it believes to be in the best  investment  interests of its Fund  shareholders  and other  clients.  In such matters,
INVESCO's  Chief Investment Officer makes the decision,  which is reviewed by INVESCO's General Counsel.

Matters in which INVESCO votes  against its  established  guidelines,  or matters in which INVESCO  believes  there may be an actual or perceived conflict of interest,  together with matters in which INVESCO votes against management  recommendations,  are reported to the
Funds' Boards of Directors on a quarterly basis, together with the reasons for such votes.

Jennison Associates LLC Proxy Voting Policy Summary

Jennison  Associates LLC  ("Jennison")  actively  manages  publicly traded equity  securities and fixed income  securities.  Jennison's policy is to ensure that all proxies are voted in the best  interests of its clients and that material  conflicts of interests  between
Jennison and its clients do not  influence  the voting of proxies.  Proxies are voted with the primary goal of achieving  the long-term maximum  economic benefit for the participants  and  beneficiaries of client accounts.  Secondary  consideration is given to the public and social value of each issue.  Jennison evaluates each proxy on its individual merits on a case-by-case  basis.  However,  in general terms,  Jennison  typically  votes with  management on routine  matters such as  uncontested  election of directors and  appointment of auditors.  With respect to  non-routine  matters such as mergers,  reorganizations,  and  executive  compensation  plans the  financial impact of such proposals are reviewed on a  case-by-case  basis.  Proxies are referred to members of the Jennison  Proxy  Committee for individual consideration.

In order to ensure that material  conflicts of interests have not influenced  Jennison's  voting  process,  Jennison has  implemented a process to identify  such  conflicts,  document  voting  decisions  where such  conflicts are deemed to exist and to review such votes.
Members of Jennison's  Proxy Committee review the decisions to be made with respect to the voting of such proxies.  In addition,  these votes are reviewed by a committee  comprised of senior  business  executives  and  regulatory  personnel of Jennison and its affiliated asset management unit,  Prudential  Investment  Management,  Inc. This committee also has a role in identifying material conflicts that may affect Jennison due to Prudential's ownership of Jennison.

MASSACHUSETTS FINANCIAL SERVICES COMPANY

                                                                                                   PROXY VOTING POLICIES AND PROCEDURES
                                                                                                   ------------------------------------

         Massachusetts  Financial Services Company,  MFS Institutional  Advisors,  Inc., and MFS' other investment adviser subsidiaries
(collectively,  "MFS") have adopted proxy voting policies and procedures with respect to securities  owned by the investment  companies and separate accounts for which MFS serves as investment adviser and has the power to vote proxies.

     A.  VOTING GUIDELINES
         -----------------

         General Policy; Potential Conflicts of Interest
         -----------------------------------------------

         MFS' policy is that proxy voting decisions are made in light of all relevant factors  affecting the anticipated  impact of the vote on the long-term  economic  value of the relevant  clients'  investments  in the subject  company,  without  regard to any of MFS'
corporate interests, such as distribution,  401(k) administration or institutional  relationships,  or the interests of any party other than the client.

         As a general  matter,  MFS maintains a consistent  voting  position with respect to similar  proxy  proposals  made by various issuers.  However,  MFS  recognizes  that there are  gradations in certain  types of proposals  (e.g.,  "poison pill"  proposals or the potential  dilution caused by the issuance of new stock) that may result in different  voting positions being taken with respect to the different  proxy  statements.  Some items that  otherwise  would be acceptable  will be voted against the proponent  when it is seeking extremely broad flexibility  without offering a valid  explanation.  In addition,  MFS generally votes  consistently on the same matter when securities of an issuer are held by multiple client accounts.

         MFS reviews proxy issues on a case-by-case  basis, and there are instances when our judgment of the anticipated  effect on the best long-term  interests of our clients may warrant  exceptions to the  guidelines.  The guidelines  provide a framework  within which the proxies are voted and have proven to be very  workable  in  practice.  These  guidelines  are  reviewed  internally  and revised as appropriate.

         Any  potential  conflicts  of interest  with respect to proxy votes are decided in favor of our  clients'  long-term  economic interests.  As a matter of policy,  MFS will not be influenced  in executing  these voting  rights by outside  sources whose  interests conflict with or are different  from the interests of our clients who own these  securities.  The MFS Proxy Review Group is responsible for monitoring and reporting on all potential conflicts of interest.

     B.  REVIEW, RECOMMENDATION AND VOTING PROCEDURES
         --------------------------------------------

1.       Gathering Proxies
         -----------------

         Nearly all proxies  received by MFS originate at Automatic Data  Processing  Corp.  ("ADP").  ADP and issuers send proxies and related material directly to the record holders of the shares  beneficially  owned by MFS' clients,  usually to the client's  custodian or, less commonly,  to the client itself.  Each client's  custodian is responsible for forwarding all proxy  solicitation  materials to
MFS.  This  material  will include proxy cards,  reflecting  the proper  shareholdings  of Funds and of clients on the record dates for such shareholder meetings, and proxy statements, the issuer's explanation of the items to be voted upon.

         MFS, on behalf of itself and the Funds,  has entered into an agreement  with an  independent  proxy  administration  firm (the
"Proxy  Administrator")  pursuant to which the Proxy Administrator  performs various proxy vote processing and recordkeeping  functions for MFS' Fund and institutional  client accounts.  The Proxy  Administrator does not make  recommendations to MFS as to how to vote any particular  item. The Proxy  Administrator  receives proxy  statements  and proxy cards  directly from various  custodians,  logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio  holdings,  which are input into the Proxy
Administrator's  system by an MFS holdings  datafeed.  Through the use of the Proxy  Administrator  system,  ballots and proxy material summaries for the upcoming shareholders'  meetings of over 10,000 corporations are available on-line to certain MFS employees,  the MFS
Proxy  Consultant  and the MFS Proxy  Review  Group and most proxies can be voted  electronically.  In addition to  receiving  the hard copies of  materials  relating to meetings of  shareholders  of issuers  whose  securities  are held by the Funds and/or  clients,  the ballots and proxy statements can be printed from the Proxy Administrator's system and forwarded for review.

     2.           Analyzing Proxies
                  -----------------

         After input into the Proxy  Administrator  system,  proxies which are deemed to be completely  routine (e.g.,  those involving only uncontested elections of directors, appointments of auditors, and/or employee stock purchase plans)1 are  automatically  voted  in favor by the Proxy  Administrator  without  being sent to either the MFS Proxy  Consultant  or the MFS Proxy  Review  Group for further review.  Proxies that pertain only to merger and  acquisition  proposals  are  forwarded  initially  to an  appropriate  MFS  portfolio manager or research  analyst for his or her  recommendation.  All proxies  that are  reviewed by either the MFS Proxy  Consultant  or a portfolio manager or analyst are then forwarded with recommendation to the MFS Proxy Review Group.

         Recommendations  with respect to voting on non-routine  issues are generally made by the MFS Proxy  Consultant in light of the policies referred to above and all other relevant  materials.  His or her  recommendation as to how each proxy proposal should be voted is indicated on copies of proxy cards,  including  his or her rationale on  significant  items.  These cards are then  forwarded to the
MFS Proxy Review Group.

         As a general matter,  portfolio  managers and investment  analysts are consulted and involved in developing  MFS'  substantive proxy voting  guidelines,  but have little or no involvement in or knowledge of proxy proposals or voting  positions taken by MFS. This is designed to promote  consistency  in the  application  of MFS' voting  guidelines,  to promote  consistency in voting on the same or similar issues (for the same or for multiple  issuers) across all client  accounts,  and to minimize or remove the potential that proxy solicitors,  issuers,  and third parties  might  attempt to exert  influence on the vote or might create a conflict of interest that is not in the best long-term economic interests of our client. In limited,  specific instances (e.g.,  mergers),  the MFS Proxy Consultant or the MFS Proxy  Review Group may consult  with or seek  recommendations  from  portfolio  managers or analysts.  The MFS Proxy Review
Group would ultimately determine the manner in which all proxies are voted.

3.                Voting Proxies
                  --------------

         After the proxy  card  copies are  reviewed,  they are voted  electronically  through  the Proxy  Administrator's  system.  In accordance  with its contract with MFS, the Proxy  Administrator  also generates a variety of reports for the MFS Proxy  Consultant and the MFS Proxy Review Group,  and makes available  on-line various other types of information so that the MFS Proxy Review Group and the
MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

                                                         C. MONITORING SYSTEM

         It is the  responsibility of the Proxy  Administrator and MFS' Proxy Consultant to monitor the proxy voting process.  As noted
above,  when proxy  materials for clients are  received,  they are  forwarded to the Proxy  Administrator  and are input into the Proxy
Administrator's  system.  Additionally,  through an interface  with the  portfolio  holdings  database of MFS, the Proxy  Administrator matches a list of all MFS Funds and  clients  who hold  shares of a  company's  stock and the number of shares  held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

         When the Proxy  Administrator's  system  "tickler"  shows that the date of a  shareholders'  meeting is  approaching,  a Proxy
Administrator  representative  checks that the vote for MFS Funds and clients  holding that  security has been recorded in the computer system.  If a proxy card has not been received from the client's  custodian,  the Proxy  Administrator  calls the custodian  requesting that the  materials be forward  immediately.  If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

                                                   D. RECORDS RETENTION AND REPORTS

         Proxy solicitation  materials,  including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the
MFS Proxy Review  Group,  together  with their  respective  notes and comments,  are  maintained  in an electronic  format by the Proxy
Administrator  and are accessible  on-line by the MFS Proxy  Consultant and the MFS Proxy Review Group.  All proxy voting materials and supporting  documentation,  including records generated by the Proxy  Administrator's  system as to proxies  processed,  the dates when proxies were received and returned, and the votes on each company's proxy issues, are retained for six years.

         At any time,  a report can be printed by MFS for each client who has  requested  that MFS furnish a record of votes cast.  The report  specifies  the proxy  issues which have been voted for the client  during the year and the position  taken with respect to each issue.

         Generally,  MFS will not divulge  actual  voting  practices to any party other than the client or its  representatives  (or an appropriate governmental agency) because we consider that information to be confidential and proprietary to the client.

         On an annual basis, the MFS Proxy Consultant and the MFS Proxy Review Group report at an MFS equity management meeting on votes cast during the past year against management on the proxy statements of companies whose shares were held by the Funds and other clients.

Marsico Capital Management, LLC Proxy Summary

MCM votes client proxies in the best economic  interest of clients.  Because MCM generally  believes in the managements of companies we invest in, we think that voting in clients' best economic interest generally means voting with management.

Although MCM will  routinely  vote with  management,  our  analysts  will review proxy  proposals as part of our normal  monitoring  of portfolio  companies and their managements.  In rare cases, we might decide to vote a proxy against a management  recommendation.  This would require notice to every affected MCM client.

MCM will routinely  abstain from voting  proxies  issued by companies we have decided to sell, or proxies  issued by foreign  companies that impose burdensome voting requirements.  MCM will not notify clients of these routine abstentions.

In unusual  circumstances  when there may be an apparent material  conflict of interest between MCM's interests and clients'  interests in how  proxies  are  voted  (such as when MCM knows  that a proxy  issuer is also an MCM  client),  MCM  generally  will  resolve  any appearance  concerns by causing those proxies to be "echo voted" or "mirror voted" in the same  proportion as other votes, or by voting the proxies as recommended  by an  independent  service  provider.  MCM will not notify clients if it uses these routine  procedures to resolve an apparent  conflict.  In rare  cases,  MCM might use other  procedures  to resolve an  apparent  conflict  and give notice to clients.

MCM generally uses an independent  service  provider to help vote proxies,  keep voting  records,  and disclose  voting  information to clients.  MCM's full proxy  voting  policy and  information  about the voting of a  particular  client's  proxies are  available to the client on request.

Neuberger Berman Management, Inc.

Proxy summary

The Board has  delegated  to  Neuberger  Berman  the  responsibility  to vote  proxies  related  to the  securities  held in the Fund's portfolios.  Under this authority,  Neuberger  Berman is required by the Board to vote proxies  related to portfolio  securities in the best  interests of the Fund and its  stockholders.  The Board permits  Neuberger  Berman to contract with a third party to obtain proxy voting and related services, including research of current issues.

Neuberger Berman has implemented  written Proxy Voting Policies and Procedures  ("Proxy Voting Policy") that are designed to reasonably ensure that Neuberger  Berman votes proxies  prudently and in the best interest of its advisory  clients for whom Neuberger  Berman has voting  authority,  including the Fund.  The Proxy Voting Policy also describes how Neuberger  Berman  addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

Neuberger  Berman's Proxy  Committee is responsible  for developing,  authorizing,  implementing  and updating the Proxy Voting Policy, overseeing  the proxy voting  process and engaging and overseeing any  independent  third-party  vendors as voting  delegate to review, monitor  and/or vote  proxies.  In order to apply the Proxy Voting  Policy  noted above in a timely and  consistent  manner,  Neuberger
Berman  utilizes  Institutional  Shareholder  Services  Inc.  ("ISS") to vote proxies in  accordance  with  Neuberger  Berman's  voting guidelines.

Neuberger  Berman's  guidelines  adopt the voting  recommendations  of ISS.  Neuberger  Berman  retains  final  authority and fiduciary responsibility  for proxy voting.  Neuberger Berman believes that this process is reasonably  designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

In the event that an investment  professional  at Neuberger  Berman believes that it is in the best interests of a client or clients to vote  proxies  in a  manner  inconsistent  with  Neuberger  Berman's  proxy  voting  guidelines  or in a manner  inconsistent  with ISS recommendations,  the Proxy Committee will review  information  submitted by the investment  professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.

If the Proxy  Committee  determines  that the  voting of a proxy as  recommended  by the  investment  professional  presents a material conflict of interest  between  Neuberger  Berman and the client or clients with respect to the voting of the proxy, the Proxy Committee shall:  (i) take no further action,  in which case ISS shall vote such proxy in accordance  with the proxy voting  guidelines or as ISS recommends;  (ii) disclose such conflict to the client or clients and obtain  written  direction  from the client as to how to vote the proxy;  (iii)  suggest that the client or clients  engage  another  party to determine  how to vote the proxy;  or (iv) engage  another independent third party to determine how to vote the proxy.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

                                          DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES
                                          ---------------------------------------------------

Pacific  Investment  Management  Company LLC ("PIMCO") has adopted  written proxy voting  policies and procedures  ("Proxy  Policy") as required by Rule 206(4)-6 under the Investment  Advisers Act of 1940, as amended.  PIMCO has  implemented  the Proxy Policy for each of its clients as required under  applicable  law, unless  expressly  directed by a client in writing to refrain from voting that client's proxies.  Recognizing  that  proxy  voting  is a rare  event  in the  realm of fixed  income  investing  and is  typically  limited  to solicitation  of consent to changes in features of debt  securities,  the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO,  on behalf of its clients,  with respect to debt  securities,  including but not limited to, plans of  reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and  implemented  in a manner  reasonably  expected to ensure that voting and consent rights are exercised in the best  interests  of PIMCO's  clients.  Each proxy is voted on a  case-by-case  basis  taking  into  consideration  any  relevant contractual  obligations  as well as other  relevant  facts and  circumstances  at the time of the vote. In general,  PIMCO reviews and considers corporate  governance issues related to proxy matters and generally supports proposals that foster good corporate  governance practices.  PIMCO may vote proxies as  recommended  by  management  on routine  matters  related to the  operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically  review its proxy voting  activities and  implementation  of the Proxy Policy.  PIMCO will review each proxy to determine whether there may be a material  conflict between PIMCO and its client.  If no conflict exists,  the proxy will be forwarded to the appropriate  portfolio  manager for  consideration.  If a conflict does exist,  PIMCO will seek to resolve any such conflict in  accordance  with the Proxy  Policy.  PIMCO seeks to resolve any material  conflicts of interest by voting in good faith in the best interest of its clients.  If a material  conflict of interest  should  arise,  PIMCO will seek to resolve such conflict in the client's  best  interest by pursuing any one of the  following  courses of action:  (i) convening a committee to assess and resolve the conflict;  (ii) voting in accordance with the  instructions of the client;  (iii) voting in accordance  with the  recommendation  of an independent  third-party  service  provider;  (iv) suggesting that the client engage another party to determine how the proxy should be voted;  (v) delegating  the vote to a third-party  service  provider;  or (vi) voting in accordance  with the factors  discussed in the
Proxy Policy.

Clients  may obtain a copy of PIMCO's  written  Proxy  Policy and the factors  that PIMCO may  consider  in  determining  how to vote a client's  proxy.  Except as required by law,  PIMCO will not  disclose  to third  parties how it voted on behalf of a client.  However, upon request from an  appropriately  authorized  individual,  PIMCO will  disclose to its clients or the entity  delegating  the voting authority to PIMCO for such clients,  how PIMCO voted such  client's  proxy.  In addition,  a client may obtain copies of PIMCO's Proxy
Policy and information as to how its proxies have been voted by contacting PIMCO.

PILGRIM BAXTER & ASSOCIATES, LTD.

PROXY VOTING POLICY

Introduction

Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") recognizes that proxies have an economic value. In voting proxies, we seek to maximize the economic value of our clients' assets by casting votes in a manner that we believe to be in the best interest of the affected client(s). Proxies are considered client assets and are managed with the same care, skill and diligence as all other client assets. When voting proxies, we adhere to this Policy and any written guidelines or instructions from our clients. In the event a client's written guidelines or instruction conflict with what is contained in this Policy, the client's written guidelines or instructions will prevail.

Proxy Oversight Committee

Pilgrim Baxter has established a Proxy Oversight Committee (the "Committee"), consisting of the Chief Investment Officer, Chief Financial Officer, Chief Administrative Officer, Senior Vice President – Distribution, General Counsel, and Chief Compliance Officer. The Committee is primarily responsible for:

- Approving Pilgrim Baxter's Proxy Voting Policy (the "Policy") and related Procedures;
- Reviewing reports of proxy votes cast;
- Reviewing proxies that are voted in a manner that is inconsistent with the recommendations of a designated, independent third party proxy research provider;
- Seeking to identify and properly address material conflicts of interest that may arise in the context of voting proxies;
- Reviewing the proxy voting policies of sub-advisers;
- Acting as a resource for investment personnel on proxy matters when needed.

The Committee has authorized the appointment of an independent third party to provide research on proxy matters and voting recommendations generally consistent with this Policy. The Committee has also authorized the appointment of a Proxy Voting Clerk to coordinate, execute and maintain appropriate records related to the proxy voting process and to maintain records of differences, if any, between this Policy and the actual votes cast.

Pilgrim Baxter's Proxy Voting Policies as they relate to certain common proxy proposals are described below along with our usual voting practices:

Election of the Board of Directors

- We generally vote *FOR* proposals: (1) asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors; (2) that repeal classified boards and seek to elect all directors annually; (3) to

1

restore shareholder ability to remove directors with or without cause; (4) that permit shareholders to elect directors to fill board vacancies; (5) that seek to fix the size of the board; and (6) asking that a majority or more of directors be independent.

- We generally vote *AGAINST* proposals: (1) requiring directors to own a minimum amount of company stock; (2) limiting the tenure of outside directors; (3) that impose a mandatory retirement age for outside directors; (4) to classify the board; (5) that provide that directors may be removed only for cause; (6) that provide that only continuing directors may elect replacements to fill board vacancies; (7) that give management the ability to alter the size of the board without shareholder approval; and (8) requiring two candidates per board seat.

- We will evaluate on a case-by-case basis: (1) director nominees; (2) proposals requiring that the positions of chairman and CEO be held separately; (3) proposals on director and officer indemnification and liability protections, using Delaware law as the standard; (4) votes in contested elections of directors; and (5) proposals that establish or amend director qualifications.

Approval of Independent Auditors

- We generally vote *FOR* proposals: (1) to ratify the selection of auditors and (2) asking for reasonable audit firm rotation.

- We generally vote *AGAINST* a proposal to ratify the selection of an auditor if the auditor is deemed not to be independent, fees for non-audit services are excessive or there is reason to believe that an independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

- We will evaluate on a case-by-case basis proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Shareholder Rights

- We generally vote *FOR* proposals: (1) that remove restrictions on the right of shareholders to act independently of management; (2) to allow or make easier shareholder action by written consent; (3) to lower supermajority shareholder vote requirements; and (4) giving the board the ability to amend the bylaws in addition to shareholders.

- We generally vote *AGAINST* proposals: (1) to restrict or prohibit shareholder ability to call special meetings; (2) to restrict or prohibit shareholder ability to take action by written consent; (3) to require a supermajority shareholder vote; and (4) giving the board exclusive authority to amend bylaws.

- We will evaluate on a case-by-case basis proposals that adopt a fair price provision.

2

Anti-Takeover Defenses and Voting Related Issues

- We generally vote *FOR* proposals: (1) to adopt confidential voting; (2) by management to change the date/time/location of the annual meeting; (3) that ask a company to submit its poison pill for shareholder ratification; (4) to opt out of control share acquisition statutes; (5) to restore voting rights to the control shares; and (6) to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

- We generally vote *AGAINST* proposals: (1) to provide management with the authority to adjourn an annual or special meeting; (2) by shareholders to change the date/time/location of the annual meeting; (3) that eliminate cumulative voting; (4) to amend the charter to include control share acquisition provisions; and (5) that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan ("poison pill").

- We will evaluate on a case-by-case basis: (1) bundled or conditioned proxy proposals; (2) votes to reimburse proxy solicitation expenses; (3) votes on advance notice proposals; (4) votes to restore or permit cumulative voting; (5) votes to redeem or ratify a company's poison pill; and (6) proposals to opt in or out of state takeover statutes.

Corporate Governance

- We generally vote *FOR* proposals: (1) to amend bylaws or charters for housekeeping changes; and (2) for reincorporation.

- We will evaluate on a case-by-case basis proposals to change a company's state of incorporation.

Capital Structure

- We generally vote FOR proposals to: (1) increase common share authorization for a stock split; (2) implement a reverse stock split; (3) authorize preferred stock where the company specifies the rights of such stock and they appear reasonable; (4) reduce the par value of common stock; (5) institute open-market share repurchase plans in which all shareholders may participate in equal terms; (6) approve increases in common stock beyond the allowable increase when a company's shares are in danger of being delisted or there is a going concern issue; and (7) create a new class of non-voting or sub-voting common stock.

- We generally vote *AGAINST* proposals: (1) at companies with dual-class capital structures to increase the number of authorized shares that have superior voting rights; (2) to authorize the creation of new classes of blank check preferred stock; (3) to increase the number of blank check preferred stock; and (4) to create a new class of common stock with superior voting rights.

3

- We will evaluate on a case-by-case basis proposals: (1) to increase the number of shares of common stock authorized for issue; (2) to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue; (3) that seek preemptive rights; (4) of a debt restructuring plan; (5) on the creation of tracking stock; (6) regarding conversion of securities; (7) regarding the formation of a holding company; (8) on "going private" transactions; (9) regarding private placements; and (10) on recapitalizations.

Executive and Director Compensation

- We generally vote *FOR* proposals: (1) that seek additional disclosure of executive and director pay information; (2) to have golden and tin parachutes submitted for shareholder ratification; (3) that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except where excessive; (4) to implement a 401(k) savings plan for employees; (5) for plans which provide a dollar-for-dollar cash for stock exchange; (6) to eliminate retirement plans for non-employee directors; (7) regarding OBRA-Related Compensation; (8) to put option repricings to a shareholder vote; and (9) asking the company to expense stock options.

- We generally vote *AGAINST* proposals: (1) seeking to set absolute levels of compensation; and (2) requiring director fees to be paid in stock only.

- We will evaluate on a case-by-case basis proposals: (1) with respect to compensation plans; (2) seeking approval to reprice options; (3) on employee stock purchase plans; (4) that ratify or cancel golden or tin parachutes; (5) which provide an option of taking all or a portion of cash compensation in the form of stock; (6) for plans which do not provide a dollar-for-dollar cash for stock exchange; (7) advocating the use of performance-based stock options; and (8) all other shareholder proposals regarding executive and director pay.

Mergers and Corporate Restructurings

- We generally vote *FOR* proposals to: (1) restore or provide shareholders with rights of appraisal and (2) change the corporate name.

- We generally vote *AGAINST* proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

- We will evaluate on a case-by-case basis proposals: (1) on mergers and acquisitions; (2) on spin-offs; (3) on asset sales; (4) on asset purchases; (5) on liquidations; (6) on joint ventures; and (7) seeking to maximize shareholder value.

Social and Environmental Issues

- We generally vote *FOR proposals*: (1) that seek additional information, particularly when it appears companies have not adequately addressed

4

shareholders' environmental concerns; (2) outlining vendor standards compliance; (3) on a company's involvement in spaced-based weaponization; (4) on the company's efforts to diversify the board; (5) outlining the company's affirmative action initiatives; and (6) outlining the company's progress towards the Glass Ceiling Commission's business recommendations.

- We generally vote *AGAINST* proposals: (1) to completely phase out genetically modified ingredients (GMOs) from the company's products; (2) seeking a report on the health and environmental effects of GMOs; (3) requesting reports on a company's policies aimed at curtailing gun violence; (4) seeking stronger tobacco product warnings; (5) prohibiting investment in tobacco equities; (6) asking the company to affirm political nonpartisanship in the workplace; (7) to report or publish in newspapers the company's political contributions; (8) disallowing or restricting the company from making political contributions; (9) requesting a list of company associates that have prior government service and whether such service had a bearing on the company; (10) implementing the China Principles; (11) requesting reports on foreign military sales or offsets; (12) requesting a company to cease production of nuclear weapons; (13) seeking reports on the diversity efforts of suppliers and service providers; and (14) to extend company benefits to or eliminate benefits from domestic partners, as benefit decisions should be left to the discretion of the company.

- We will evaluate on a case-by-case basis proposals: (1) to phase out the use of animals in product testing; (2) asking the company to implement price restraints on pharmaceutical products; (3) to label GMOs voluntarily; (4) requesting reports outlining the steps necessary to eliminate GMOs; (5) requesting reports on the company's procedures for preventing predatory lending; (6) regarding tobacco; (7) requesting reports outlining potential environmental damage from drilling in the Artic National Wildlife Refuge; (8) to adopt the CERES Principles; (9) to adopt a comprehensive recycling strategy; (10) to invest in renewable energy sources; (11) to review ways to link executive compensation to social factors; (12) on requests for reports detailing the company's operations in a particular country and steps to protect human rights; (13) implementing certain human rights standards; (14) to endorse or increase activity on the MacBride Principles; (15) asking a company to renounce future involvement in antipersonnel landmine and cluster bomb production; (16) requesting the company to increase the diversity of the board; and (17) to amend the company's EEO policy to include sexual orientation.

Other Situations

No Proxy Voting Policy can anticipate all potential proxy voting issues that may arise. Consequently, other issues that appear on proxies are reviewed on a case-by-case basis and our vote is cast in a manner that we believe is in the best interest of the affected client(s).

5

Conflict of Interest Identification and Resolution

Pilgrim Baxter seeks to minimize the potential for conflict by utilizing the services of an independent, third party to provide voting recommendations that are consistent with this Policy as well as relevant requirements of the Employee Retirement Income Security Act of 1974 (ERISA) and the U.S. Department of Labor's interpretations thereof. While it is expected that most proxies will be voted consistent with the research providers recommendation, there may be instances where the investment analyst believes that under the circumstances, an issue should be voted in a manner which differs from the recommended vote. These instances are considered an "Override" and all such overrides must be approved by the Chief Investment Officer (the "CIO") and subsequently reported to the Committee. In approving any such Override, the CIO will use his best judgment to ensure that the spirit of this Policy is being followed and the vote is cast in the best interest of the affected client(s).

In an effort to ensure that material conflicts of interest or potential conflicts of interest have been identified in Override situations, Pilgrim Baxter has developed a Proxy Vote Watch List (the "Watch List"). The Watch List, which is maintained by the Chief Compliance Officer (the "CCO"), summarizes public companies with whom Pilgrim Baxter may have a material conflict of interest with a client in voting a proxy. These may include the following situations:

- Companies with whom Pilgrim Baxter[1] has a material business relationship;
- Companies where a Pilgrim Baxter employee, or spouse of a Pilgrim Baxter employee, is a senior officer or director or has a material business relationship;
- Other situations that may arise from time-to-time and will be evaluated based on specific facts and circumstances and added to the List if deemed appropriate.

All Overrides approved by the CIO that related to companies on the Watch List are reviewed by the CCO who may approve the Override in consultation, if needed, with the CIO or the General Counsel. If deemed necessary, the CCO may refer the matter to the Committee for their evaluation and input as to how the conflict of interest should be resolved. If a member of the Committee themselves are the source of the conflict, they will not participate in the decision on how to resolve the conflict or determine how to vote the proxy.

In resolving a conflict, the Committee may decide to take one of the following courses of action: (1) determine that the conflict or potential conflict is not material, (2) request that disclosure be made to clients for whom proxies will be voted to disclose the conflict of interest and the recommended proxy vote and to obtain consent from such clients, (3) engage an independent third party to determine how the proxies should be voted, or (4) take another course of action that, in the opinion of the Committee, adequately addresses the potential for conflict.

---

[1] In this context, we are referring to all matters that may give rise to a potential material conflict for Pilgrim Baxter, including those related to the business activities of its advised and sponsored mutual fund family.

6

Disclosure to Clients

Pilgrim Baxter's Form ADV will include a description of this Policy and, upon request, Pilgrim Baxter will provide clients a copy of the complete Policy. Pilgrim Baxter will also provide to clients, upon request, information on how their securities were voted.

Dated: 6/2003

7

Proxy Voting Procedures

Reconciliation Process

Upon Pilgrim Baxter's receipt of proxy materials, the Proxy Voting Clerk reconciles the number of shares to be voted as of the record date set forth in the proxy materials against the number of shares as of the record date set forth in Pilgrim Baxter's records. Because Pilgrim Baxter is committed to resolving all share number discrepancies, the Proxy Voting Clerk uses every reasonable effort to reconcile any share number discrepancy with the appropriate custodian bank. If Pilgrim Baxter no longer holds shares in the company on whose behalf proxy votes are being solicited, the Proxy Voting Clerk does not vote those proxies.

Voting Identified Proxies

A proxy is identified when it is reported through a third party vendor's automated system or when a custodian bank notifies Pilgrim Baxter of its existence. As a general rule, the Proxy Voting Clerk votes all U.S. and non-U.S. proxies to which Pilgrim Baxter is entitled to vote that are identified within the solicitation period. Consistent with Department of Labor Interpretative Bulleting 94-2 relating to ERISA proxy voting, Pilgrim Baxter may apply a cost-benefit analysis to determine whether to vote a non-U.S. proxy. For example, if Pilgrim Baxter is required to re-register shares of a company in order to vote a proxy and that re-registration process imposes trading and transfer restrictions on the shares, commonly referred to as "blocking," the Proxy Voting Clerk generally abstains from voting that proxy. Although not necessarily an exhaustive list, other instances in which Pilgrim Baxter may be unable or may determine not to vote a proxy are as follows: (1) situations where the underlying securities have been lent out pursuant to a client's securities lending program; (2) instances when proxy materials are not delivered in a manner that provides sufficient time to analyze the proxy and make an informed decision by the voting deadline.

Proxy Voting Procedure

The Proxy Voting Clerk generally votes proxies, as follows:

(a) The Proxy Voting Clerk prints the Proxy Analysis Report. This report is a compilation of "FOR", "AGAINST", "ABSTAIN", and "WITHHOLD" recommendations received from the third party proxy research provider with respect to the issues on a particular proxy;

(b) The Proxy Voting Clerk sends the Proxy Analysis Report to the research analyst who covers the company for his/her review;

(c) In reviewing the recommendations to determine how to vote the proxy in the best interest of clients, the research analyst may consider information from various sources, such as a portfolio manager, another research analyst,

8

management of the company conducting the proxy, shareholder groups, and other relevant sources;

(d) If the analyst is voting all items on the ballot in a manner that is consistent with the proxy research provider's recommendations, he/she checks the appropriate box on the Proxy Voting Materials cover sheet, signs where indicated and returns it to the Proxy Voting Clerk. In instances where the analyst disagrees with the research provider's recommended vote and decides to vote an item differently, the analyst's recommended vote will be considered an "Override". All Overrides must be discussed with, and approved by, the CIO. Both the CIO and the analyst must sign the Proxy Voting Materials cover sheet and return it to the Proxy Voting Clerk with a brief explanation that documents the rationale for their decision;

(e) The Proxy Voting Clerk compiles all overridden recommendations in a Proxy Vote Override Report. The Overrides are then compared to the Proxy Vote Watch List to identify potential conflict situations.

(f) If a proxy being overridden is a company on the Proxy Vote Watch List, the Proxy Voting Clerk will promptly forward the proxy to the Chief Compliance Officer (CCO). The CCO reviews the Overrides and may confirm the Overrides in consultation with the CIO or the General Counsel. In instances where a potential conflict of interest has been identified that may be material, the CCO may refer the matter to the full Committee for their evaluation and input as to how the conflict of interest should be resolved.

(g) Upon resolution by the Committee or otherwise, the CCO will return the Proxy Override Report to the Proxy Voting Clerk indicating how the matter should be voted.

(h) The Proxy Voting Clerk votes the proxies as instructed in the Proxy Analysis Report and the Proxy Vote Override Report; and

(i) The Proxy Voting Clerk prepares a Proxy Voting Record Report for the Committee on a periodic basis. The Proxy Voting Record Report includes all proxies that were voted during a period of time. The Proxy Voting Clerk also prepares a Proxy Override Summary Report that documents all vote recommendations received from the proxy research provider that were overridden during the period. These reports are periodically reviewed by the Committee.

9

Maintenance of Proxy Voting Records

The following records are maintained for a period of six years, with records being maintained for the first two years on site:

- These policy and procedures, and any amendments thereto;
- Each proxy statement (maintained on a third party automated system);
- Record of each vote cast (maintained on a third party automated system);
- Documentation, if any, created by Pilgrim Baxter that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for a decision;
- Various reports prepared according to the above procedures; and
- Each written client request for information and a copy of any written response by Pilgrim Baxter to a client's written or oral request for information.

Dated: 6/2003

10

ProFund Advisors LLC

                  Proxy Voting Policies and Procedures to Maximize Shareholder Value and Protect Shareowner Interests
                  ---------------------------------------------------------------------------------------------------
The  following  policies and  procedures  are  designed to maximize  shareholder  value and protect  shareowner  interests  when voting proxies.  This goal is  achieved by  utilizing  a set of proxy  voting  guidelines  ("Guidelines")  maintained  and  implemented  by an independent  service,  Institutional  Shareholder  Services ("ISS"). The Guidelines are an extensive list of common proxy voting issues with  recommended  voting  actions based on the overall goal of achieving  maximum  shareholder  value and  protection  of  shareholder interests.  Proxy issues identified in the Guidelines include but are not limited to:
o        Election of Directors - considering factors such as director qualifications, term of office, age limits.
o        Proxy Contests - considering factors such as voting for nominees in contested elections and reimbursement of expenses.
o        Election of Auditors - considering factors such as independence and reputation of the auditing firm.
o        Proxy Contest Defenses - considering factors such as board structure and cumulative voting.
o        Tender Offer Defenses - considering factors such as poison pills (stock purchase rights plans) and fair price provisions.
o        Miscellaneous Governance Issues - considering factors such as confidential voting and equal access.
o        Capital Structure - considering factors such as common stock authorization and stock distributions.
o        Executive and Director Compensation - considering factors such as performance goals and employee stock purchase plans.
o        State of Incorporation - considering factors such as state takeover statutes and voting on reincorporation proposals.
o        Mergers and Corporate Restructuring - considering factors such as spinoffs and asset sales.
o        Mutual Fund Proxy Voting - considering factors such as election of directors and proxy contests.
o        Consumer and Public Safety Issues - considering factors such as social and environmental issues as well as labor issues.

 A full  description of each guideline and voting policy is maintained by the Advisor.  The Advisor has  established a Proxy  Oversight
 Committee to review and monitor the effectiveness of the Guidelines.

 Proxy Voting Process
Overview
--------
ISS, in developing  voting  recommendations,  devotes  research for proxies  based on the level of  complexity of the proxy  materials.
ISS assigns  complex  issues such as mergers or  restructuring  to one of their  senior  analysts.  Recurring  issues  where ISS voting issues do not need case by case analysis are handled by more junior  analysts.  In every case, the analyst reviews  publicly  available information such as SEC filings,  recent news reports,  and may contact issuers  directly if needed.  Such discussions with issuers may be handled by telephone or in a face to face meeting.  Analysts  will seek to speak  directly  with  management  when a question is not answered by publicly available information and such information is needed for an informed recommendation.
As part of ISS's quality  assurance  process,  every analysis produced is reviewed by a director of research or a chief policy advisor.
Higher  level  issues such as mergers are  assigned to senior  staff  members.  Contested  issues are  reviewed by research  directors.
While a senior  analyst  takes the lead on every proxy  contest,  a management  member will  frequently  conduct  additional  review by participating in calls with principals directly involved with the proxy issue.

Generally,  proxies are voted in accordance  with the voting  recommendations  contained in the Guidelines.  If necessary,  the Advisor will be consulted on non routine issues.
Oversight
----------
ISS issues  quarterly  reports for the Advisor to review to assure proxies are being voted  properly.  The Advisor and ISS also perform spot checks  intra-quarter to match the voting activity with available  shareholder  meeting  information.  ISS's management meets on a regular basis to discuss its approach to new  developments  and amendments to existing  policies.  Information on such  developments or amendments in turn is provided to the Advisor's Proxy Oversight Committee.

Conflicts of Interest

 From time to time,  proxy  issues may pose a material  conflict of interest  between the Advisor and its  clients.  Due to the limited nature of the Advisor's activities (e.g., no underwriting  business, no publicly traded affiliates,  no investment banking activities, or research  recommendations),  conflicts of interest  are likely to be  infrequent.  Nevertheless,  it shall be the duty of the Proxy
 Oversight  Committee to monitor for  potential  conflicts of interest.  In the event a conflict of interest  arises,  the Advisor will direct ISS to use its  independent  judgment to vote affected  proxies in accordance  with approved  guidelines.  The Proxy  Oversight
 Committee  will  disclose to the Board the voting  issues that created the conflict of interest and the manner in which ISS voted such proxies.

Record of Proxy Voting

 The Advisor, with the assistance of ISS, shall maintain for a period of at least five years a record of each proxy statement received and materials that were considered when the proxy was voted during the calendar year.  The voting record will also be maintained and will be available free of charge by calling the Advisor at 888-776-1972.  The voting record will be available on the website of the Securities and Exchange Commission beginning after August 31, 2004.

                                           T. ROWE PRICE PROXY VOTING - PROCESS AND POLICIES

T. Rowe Price Associates,  Inc. and T. Rowe Price International,  Inc. recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote on issues  submitted to shareholder  vote--such as election of directors and important matters affecting a company's  structure and operations.  As an investment adviser with a fiduciary  responsibility to its clients,  T.
Rowe Price  analyzes the proxy  statements of issuers whose stock is owned by the  investment  companies that it sponsors and serves as investment  adviser.  T. Rowe Price also is involved in the proxy process on behalf of its  institutional  and private  counsel clients who have  requested  such  service.  For those  private  counsel  clients who have not delegated  their voting  responsibility  but who request advice, T. Rowe Price makes recommendations regarding proxy voting.

Proxy Administration
The T. Rowe Price Proxy Committee  develops our firm's positions on all major corporate issues,  creates  guidelines,  and oversees the voting process.  The Proxy Committee,  composed of portfolio  managers,  investment  operations  managers,  and internal legal counsel, analyzes proxy policies based on whether they would  adversely  affect  shareholders'  interests and make a company less  attractive to own. In evaluating  proxy  policies each year, the Proxy  Committee  relies upon our own  fundamental  research,  independent  research provided by third parties, and information presented by company managements and shareholder groups.

Once the  Proxy  Committee  establishes  its  recommendations,  they  are  distributed  to the  firm's  portfolio  managers  as  voting guidelines.  Ultimately,  the  portfolio  manager votes on the proxy  proposals of companies in his or her  portfolio.  When  portfolio managers cast votes that are counter to the Proxy  Committee's  guidelines,  they are required to document  their reasons in writing to the Proxy Committee.  Annually, the Proxy Committee reviews T. Rowe Price's proxy voting process, policies, and voting records.

T. Rowe Price has  retained  Institutional  Shareholder  Services,  an expert in the proxy voting and  corporate  governance  area,  to provide proxy advisory and voting services.  These services include in-depth  research,  analysis,  and voting  recommendations as well as vote  execution,  reporting,  auditing and  consulting  assistance  for the handling of proxy voting  responsibility  and  corporate
governance-related   efforts.   While  the  Proxy  Committee   relies  upon  ISS  research  in  establishing  T.  Rowe  Price's  voting guidelines--many of which are consistent with ISS positions--T.  Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

Fiduciary Considerations
T. Rowe Price's  decisions with respect to proxy issues are made in light of the  anticipated  impact of the issue on the  desirability of investing in the portfolio  company.  Proxies are voted solely in the  interests of the client,  Price Fund  shareholders  or, where employee  benefit plan assets are involved,  in the interests of plan  participants  and  beneficiaries.  Practicalities  involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Consideration Given Management Recommendations
When  determining  whether to invest in a particular  company,  one of the key factors T. Rowe Price considers is the quality and depth of its  management.  As a result,  T. Rowe Price believes that  recommendations  of management on most issues should be given weight in determining how proxy issues should be voted.

T. Rowe Price Voting Policies

Specific  voting  guidelines  have been  established  by the Proxy  Committee  for recurring  issues that appear on proxies,  which are available to clients upon request.  The following is a summary of the more significant T. Rowe Price policies:

Election of Directors
T. Rowe Price generally  supports slates with a majority of independent  directors and nominating  committees chaired by an independent board member.  We withhold votes for inside  directors  serving on  compensation  and audit  committees and for directors who miss more than one-fourth of the scheduled board meetings.

Executive Compensation
Our goal is to assure that a company's  equity-based  compensation plan is aligned with  shareholders'  long-term  interests.  While we evaluate  most plans on a  case-by-case  basis,  T. Rowe Price  generally  opposes  compensation  packages that provide what we view as excessive  awards to a few senior  executives or that contain  excessively  dilutive stock option plans. We base our review on criteria such as the costs associated with the plan, plan features,  dilution to shareholders  and  comparability to plans in the company's peer group.  We generally oppose plans that give a company the ability to reprice options.

Anti-takeover and Corporate Governance Issues
T. Rowe Price generally  opposes  anti-takeover  measures and other  proposals  designed to limit the ability of shareholders to act on possible  transactions.  When voting on corporate  governance  proposals,  we will consider the dilutive impact to shareholders and the effect on shareholder rights.

Social and Corporate Responsibility Issues
T. Rowe Price generally votes with a company's management on social issues unless they have substantial  economic  implications for the company's business and operations that have not been adequately addressed by management.

Monitoring and Resolving Conflicts of Interest
The Proxy  Committee is also  responsible for monitoring and resolving  possible  material  conflicts  between the interests of T. Rowe
Price and those of its clients with respect to proxy voting.  Since our voting  guidelines are  pre-determined  by the Proxy  Committee using  recommendations  from ISS, an  independent  third party,  application of the T. Rowe Price  guidelines to vote clients'  proxies should in most instances  adequately  address any possible  conflicts of interest.  However,  for proxy votes inconsistent with T. Rowe
Price  guidelines,  the Proxy  Committee  reviews all such proxy votes in order to determine  whether the  portfolio  manager's  voting rationale  appears  reasonable.  The Proxy Committee also assesses  whether any business or other  relationships  between T. Rowe Price and a portfolio  company could have influenced an  inconsistent  vote on that company's  proxy.  Issues raising  possible  conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution.

Reporting
Vote Summary  Reports are generated for each client that requests T. Rowe Price to furnish proxy voting records.  The report  specifies the portfolio  companies,  meeting dates,  proxy  proposals,  votes cast for the client during the period,  and the position taken with respect to each issue.  Reports  normally cover  quarterly or annual  periods.  If you wish to receive a copy of your account's  voting record, please contact your T. Rowe Price Client Relationship Manager.

                                                       WELLS CAPITAL MANAGEMENT

                                                 PROXY VOTING POLICIES AND PROCEDURES

1.            Scope of Policies and Procedures.  These Proxy Voting Policies and Procedures ("Procedures") are used to determine how to
              --------------------------------
      vote proxies relating to portfolio securities held in accounts managed by Wells Capital Management and whose voting authority has been delegated to Wells Capital Management.  Wells Capital Management believes that the Procedures are reasonably designed to ensure that proxy matters are conducted in the best interest of clients, in accordance with its fiduciary duties.

2.       Voting  Philosophy.  Wells  Capital  Management  exercises  its  voting  responsibility,  as a  fiduciary,  with  the  goal of
         -------------------
maximizing  value to shareholders  consistent with the governing laws and investment  policies of each portfolio.  While securities are not purchased to exercise  control or to seek to effect corporate change through share  ownership,  Wells Capital  Management  supports sound corporate governance practices within companies in which they invest.

Wells Capital  Management  utilizes  Institutional  Shareholders  Services  (ISS), a proxy-voting  agent,  for voting proxies and proxy voting analysis and research.  ISS votes proxies in accordance with the Wells Fargo Proxy  Guidelines  established by Wells Fargo Proxy
Committee and attached hereto as Appendix A.

3.       Responsibilities
         ----------------

         (A)      Proxy Administrator
                  ----------------------

         Wells Capital  Management has designated a Proxy  Administrator  who is responsible for administering and overseeing the proxy voting process to ensure the  implementation  of the Procedures.  The Proxy  Administrator  monitors ISS to determine that ISS is  accurately  applying the  Procedures  as set forth herein and that proxies are voted in a timely and  responsible  manner.
         The Proxy Administrator  reviews the continuing  appropriateness of the Procedures set forth herein,  recommends  revisions as necessary and provides an annual update on the proxy voting process.

(i)      Voting  Guidelines.  Wells Fargo Proxy Guidelines set forth Wells Fargo's proxy policy statement and guidelines  regarding how
         ------------------
                   proxies  will be  voted  on the  issues  specified.  ISS  will  vote  proxies  for or  against  as  directed  by the guidelines.  Where the guidelines  specify a "case by case"  determination for a particular issue, ISS will evaluate the proxies based on thresholds  established in the proxy  guidelines.  In addition,  proxies relating to issues not addressed in the  guidelines,  especially  foreign  securities,  Wells  Capital  Management  will defer to ISS Proxy
                   Guidelines.  Finally,  with respect to issues for which a vote for or against is specified  by the  Procedures,  the
                   Proxy  Administrator  shall have the authority to direct ISS to forward the proxy to him or her for a  discretionary vote, in consultation  with the Proxy Committee or the portfolio  manager covering the subject security if the Proxy
                   Committee or the portfolio  manager  determines  that a  case-by-case  review of such matter is warranted,  provided however,  that such authority to deviate from the Procedures  shall not be exercised if the Proxy  Administrator  is aware of any conflict of interest as described further below with respect to such matter.

(ii)     Voting  Discretion.  In all cases, the Proxy  Administrator  will exercise its voting discretion in accordance with the voting
         -------------------
                   philosophy  of the  Wells  Fargo  Proxy  Guidelines.  In  cases  where  a proxy  is  forwarded  by ISS to the  Proxy
                   Administrator,  the Proxy  Administrator  may be assisted in its voting decision through receipt of: (i) independent research and voting  recommendations  provided by ISS or other independent  sources; or (ii) information provided by company  managements  and  shareholder  groups.  In the event  that the Proxy  Administrator  is aware of a material conflict of interest involving Wells Fargo/Wells Capital Management or any of its affiliates  regarding a proxy that has been  forwarded to him or her, the Proxy  Administrator  will return the proxy to ISS to be voted in conformance with the voting guidelines of ISS.

                   Voting decisions made by the Proxy  Administrator will be reported to ISS to ensure that the vote is registered in a timely manner.

         (iii)     Securities on Loan.  As a general  matter,  securities  on loan will not be recalled to facilitate  proxy voting (in
                   -------------------
                   which case the borrower of the security shall be entitled to vote the proxy).

         (iv)       Conflicts of Interest.  Wells  Capital  Management  has obtained a copy of ISS policies,  procedures  and practices
                    ----------------------
                   regarding  potential conflicts of interest that could arise in ISS proxy voting services to Wells Capital Management as a result of business  conducted by ISS. Wells Capital  Management  believes that potential  conflicts of interest by ISS are minimized by these  policies,  procedures and practices,  a copy of which is attached hereto as Appendix
                                                                                                                              ---------
                   B. In addition,  Wells Fargo and/or Wells Capital  Management  may have a conflict of interest  regarding a proxy to be voted  upon if,  for  example,  Wells  Fargo  and/or  Wells  Capital  Management  or its  affiliates  have  other relationships  with the  issuer of the proxy.  Wells  Capital  Management  believes  that,  in most  instances,  any material  conflicts of interest will be minimized  through a strict and objective  application  by ISS of the voting guidelines  attached  hereto.  However,  when the Proxy  Administrator  is aware of a material  conflict of interest regarding a matter that would otherwise require a vote by Wells Capital  Management,  the Proxy  Administrator shall defer to ISS to vote in conformance  with the voting  guidelines of ISS In addition,  the Proxy  Administrator  will seek to avoid any undue influence as a result of any material  conflict of interest that exists between the interest of a client and Wells Capital  Management or any of its affiliates.  To this end, an independent  fiduciary  engaged by Wells Fargo will direct the Proxy Administrator on voting instructions for the Wells Fargo proxy.

         (B)      ISS
                  ---

         ISS has been delegated with the following responsibilities:

          (i)      Research and make voting determinations in accordance with the Wells Fargo Proxy Guidelines described in Appendix A;

(ii)     Vote and submit proxies in a timely manner;

(iii)    Handle other administrative functions of proxy voting;

(iv)     Maintain  records of proxy  statements  received in connection  with proxy votes and provide  copies of such proxy  statements promptly upon request;

(v)      Maintain records of votes cast; and

(vi)     Provide recommendations with respect to proxy voting matters in general.

(C)       Except in instances  where clients have retained  voting  authority,  Wells Capital  Management  will instruct  custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

(D)       Notwithstanding  the foregoing,  Wells Capital  Management  retains final  authority and fiduciary  responsibility  for proxy voting.

4.        Record  Retention.  Wells Capital  Management  will  maintain the following  records  relating to the  implementation  of the
          ------------------
Procedures:
(i)       A copy of these proxy voting polices and procedures;
(ii)      Proxy statements received for client securities (which will be satisfied by relying on EDGAR or ISS);
(iii)     Records of votes cast on behalf of clients (which ISS maintains on behalf of Wells Capital Management);
          (iv)     Records of each written client request for proxy voting records and Wells Capital  Management's  written response to any client request (written or oral) for such records; and
          (v)        Any documents prepared by Wells Capital Management or ISS that were material to making a proxy voting decision.
         Such proxy voting books and records  shall be maintained  at an office of Wells  Capital  Management  in an easily  accessible place for a period of five years.

5.       Disclosure of Policies and  Procedures.  Wells Capital  Management  will disclose to its clients a summary  description of its
         ---------------------------------------
proxy voting policy and  procedures  via mail. A detail copy of the policy and  procedures  will be provided to clients upon request by calling 1-800-736-2316.  It is also posted on Wells Capital Management website at www.wellscap.com.

         Wells Capital  Management  will also provide proxy  statements  and any records as to how we voted proxies on behalf of client upon  request.  Clients  may contact us at  1-800-736-2316  or by e-mail at  http://www.wellscap.com/contactus/index.html  to request a record of proxies voted on their behalf.

         Except as otherwise  required by law,  Wells Capital  Management has a general policy of not disclosing to any issuer or third party how its client proxies are voted.

William Blair & Company, LLC
International Proxy Voting Guidelines

FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS

Vote **FOR** approval of financial statements and director and auditor reports, unless:

- There are concerns about the accounts presented or audit procedures used; or
- The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION

Vote **FOR** the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

- There are serious concerns about the accounts presented or the audit procedures used;
- The auditors are being changed without explanation; or
- Nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote **AGAINST** the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

APPOINTMENT OF INTERNAL STATUTORY AUDITORS

Vote **FOR** the appointment or reelection of statutory auditors, unless:

- There are serious concerns about the statutory reports presented or the audit procedures used;
- Questions exist concerning any of the statutory auditors being appointed; or
- The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ALLOCATION OF INCOME

Vote **FOR** approval of the allocation of income, unless:

- The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
- The payout is excessive given the company's financial position.

STOCK (SCRIP) DIVIDEND ALTERNATIVE

Vote **FOR** most stock (scrip) dividend proposals.

Vote **AGAINST** proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

AMENDMENTS TO ARTICLES OF ASSOCIATION

Vote amendments to the articles of association on a **CASE-BY-CASE** basis.

CHANGE IN COMPANY FISCAL TERM

Vote **FOR** resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its Annual General Meeting.

1

Revised 7/1/2003

William Blair & Company, LLC
International Proxy Voting Guidelines

LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP

Vote **AGAINST** resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

AMEND QUORUM REQUIREMENTS

Vote proposals to amend quorum requirements for shareholder meetings on a **CASE-BY-CASE** basis.

TRANSACT OTHER BUSINESS

Vote **AGAINST** other business when it appears as a voting item.

DIRECTOR ELECTIONS

Vote **FOR** management nominees in the election of directors, unless:

- There are clear concerns about the past performance of the company or the board; or
- The board fails to meet minimum corporate governance standards.

Vote **FOR** individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote **AGAINST** shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote **AGAINST** individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed)

DIRECTOR COMPENSATION

Vote **FOR** proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a **CASE-BY-CASE** basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a **CASE-BY-CASE** basis.

Vote **AGAINST** proposals to introduce retirement benefits for non-executive directors.

DISCHARGE OF BOARD AND MANAGEMENT

Vote **FOR** discharge of the board and management, unless:

- There are serious questions about actions of the board or management for the year in question; or
- Legal action is being taken against the board by other shareholders.

DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS

Vote proposals seeking indemnification and liability protection for directors and officers on a **CASE-BY-CASE** basis.

2

Revised 7/1/2003

William Blair & Company, LLC
International Proxy Voting Guidelines

Vote **AGAINST** proposals to indemnify auditors.

BOARD STRUCTURE

Vote **FOR** proposals to fix board size.

Vote **AGAINST** the introduction of classified boards and mandatory retirement ages for directors.

Vote **AGAINST** proposals to alter board structure or size in the context of a fight for control of the company or the board.

SHARE ISSUANCE REQUESTS

General Issuances:
Vote **FOR** issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote **FOR** issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:
Vote on a **CASE-BY-CASE** basis on all requests, with or without preemptive rights.

INCREASES IN AUTHORIZED CAPITAL

Vote **FOR** nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote **FOR** specific proposals to increase authorized capital to any amount, unless:

- The specific purpose of the increase (such as a share-based acquisition or merger) does not meet our guidelines for the purpose being proposed; or
- The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Vote **AGAINST** proposals to adopt unlimited capital authorizations.

REDUCTION OF CAPITAL

Vote **FOR** proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a **CASE-BY-CASE** basis.

CAPITAL STRUCTURES

Vote **FOR** resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote **AGAINST** requests for the creation or continuation of dual class capital structures or the creation of new or additional super voting shares.

3

Revised 7/1/2003

William Blair & Company, LLC
International Proxy Voting Guidelines

PREFERRED STOCK

Vote **FOR** the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote **FOR** the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets our guidelines on equity issuance requests.

Vote **AGAINST** the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote **AGAINST** the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a **CASE-BY-CASE** basis.

DEBT ISSUANCE REQUESTS

Vote nonconvertible debt issuance requests on a **CASE-BY-CASE** basis, with or without preemptive rights.

Vote **FOR** the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets our guidelines on equity issuance requests.

Vote **FOR** proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

PLEDGING OF ASSETS FOR DEBT

Vote proposals to approve the pledging of assets for debt on a **CASE-BY-CASE** basis.

INCREASE IN BORROWING POWERS

Vote proposals to approve increases in a company's borrowing powers on a **CASE-BY-CASE** basis.

SHARE REPURCHASE PLANS

Vote **FOR** share repurchase plans, unless:

- Clear evidence of past abuse of the authority is available; or
- The plan contains no safeguards against selective buybacks.

REISSUANCE OF SHARES REPURCHASED

Vote **FOR** requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE

Vote **FOR** requests to capitalize reserves for bonus issues of shares or to increase par value.

4

Revised 7/1/2003

William Blair & Company, LLC
International Proxy Voting Guidelines

REORGANIZATIONS/RESTRUCTURINGS

Vote reorganizations and restructurings on a **CASE-BY-CASE** basis.

MERGERS AND ACQUISITIONS

Vote **FOR** mergers and acquisitions, unless:

- The impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or
- The company's structure following the acquisition or merger does not reflect good corporate governance.

Vote **AGAINST** if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

MANDATORY TAKEOVER BID WAIVERS

Vote proposals to waive mandatory takeover bid requirements on a **CASE-BY-CASE** basis.

REINCORPORATION PROPOSALS

Vote reincorporation proposals on a **CASE-BY-CASE** basis.

EXPANSION OF BUSINESS ACTIVITIES

Vote **FOR** resolutions to expand business activities unless the new business takes the company into risky areas.

RELATED-PARTY TRANSACTIONS

Vote related-party transactions on a **CASE-BY-CASE** basis.

COMPENSATION PLANS

Vote compensation plans on a **CASE-BY-CASE** basis.

Vote **AGAINST** if the plans include specific provisions allowing for the repricing of options at the board's discretion. We oppose plans that include option repricing when the exercise price is reduced in response to a dropping share price.

ANTITAKEOVER MECHANISMS

Vote **AGAINST** all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

SHAREHOLDER PROPOSALS

Vote all shareholder proposals on a **CASE-BY-CASE** basis.

Vote **FOR** proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote **AGAINST** proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

5

Revised 7/1/2003

Wells Fargo Bank Proxy Guidelines and Philosophy

INTRODUCTION
------------

Wells Fargo Trust has  adopted a  system-wide  philosophy  statement  and  guidelines  for voting of proxies for  fiduciary  and agency accounts where we have sole voting authority or joint voting authority (with other fiduciaries or co-actors).

The voting of proxies is the  responsibility  of the Wells Fargo Proxy  Committee,  which is appointed each year by the Trust Operating
Committee (TOC).  A monthly review and approval of voting activity is the responsibility of the Trust Investment Committee (TIC).

Most Wells Fargo fiduciary entities have appointed Institutional  Shareholder Services (ISS) as their agent to vote proxies,  following
Wells Fargo guidelines to assure  consistent  application of the philosophy and voting  guidelines and for efficiency of operations and processing  since we share a single  system  and  processing  capability.  Wells  Fargo  Bank  administers  the proxy  voting  process, including development and maintenance of proxy voting guidelines.

PROXY POLICY STATEMENT

A.       Proxies relating to fiduciary  accounts must be voted for the exclusive benefit of the trust  beneficiary.  Proxy votes should be cast based upon an analysis of the impact of any proposal on the  economic  value of the stock during the time the stock is intended to be held by a fiduciary account.

B.       Because the  acquisition  and retention of a security  reflects  confidence  in  management's  ability to generate  acceptable returns for the shareholder,  certain proxy issues involving corporate  governance should be voted as recommended by management.  These issues are listed in the proxy guidelines incorporated in this document.

C.       We  encourage  the Board of  Directors  to request  powers  which can be used to enhance  the  economic  value of the stock by encouraging negotiation with a potential acquirer or by discouraging coercive and undervalued offers:

The decision as to whether or not a Board of Directors should be granted these powers will be based upon:
 an evaluation of the independence of the Board in its attempt to maximize shareholder value and, upon an evaluation  that the specific  power being  requested is reasonable in light of our objective to maximize the economic value of the stock and is not, in itself, abusive.
Proxy issues that will be evaluated and voted in accordance with this standard are listed in the guidelines.

         2.       We will evaluate proposals where a Board of Directors has requested a change in their powers of corporate  governance that increase the powers of the Board with respect to potential acquisition transactions as follows:

         a.       An evaluation will be made of the Board's  independence and performance as determined by a review of relevant factors including:

                  1)       Length of service of senior management

                  2)       Number/percentage of outside directors

                  3)       Consistency of performance (EPS) over the last five years

                  4)       Value/growth of shares relative to industry/market   averages

         5)       Clear evidence of management  and/or strategy changes  implemented by the Board which are designed to improve company performance and shareholder value

         b.       If the Board is viewed to be independent and the financial performance of the Company has been good:

         1)       An evaluation will be made as to the  appropriateness of the power or change being requested,  if properly exercised, to enhance the economic value of the stock.

                  2)       If the provision  itself is not viewed to be unnecessary or abusive  (irrespective of the manner in which it may be exercised), then the proxy will be voted in favor of such proposal.

         c.       If the Board is not viewed as  independent,  or the  performance of the Company has not been good, or if the proposal is determined to be inappropriate, unnecessary, unusual, or abusive, the proxy will be voted against such proposal.

         If the Proxy  Committee  deems it  appropriate,  the  Company  may be offered  the  opportunity  to present  the  Board's  and management's position to the Committee.

D.       Our process for evaluating shareholder proposals will be as follows:

If the proposal  relates to issues that do not have a material  economic  impact on the value of the stock,  the proxy will be voted as recommended by management.

If the proposal  has a potential  economic  impact on the value of the stock,  the  analysis  outlined in  paragraph  C.2 above will be made. If the Board is viewed as independent  and the financial  performance of the Company has been good,  then the proxy will be voted as recommended by management.

3.       Standard shareholder proposals will be voted as indicated on Exhibit C.

E.       The Proxy Committee will ensure that adequate  records are maintained  which reflect (i) how and pursuant to which  guidelines proxies are voted, (ii) that proxies and holdings are being reconciled,  and (iii) whether  reasonable efforts are being made to obtain any missing proxies.

This Proxy Policy  Statement may be disclosed to any current or prospective  trust customer or beneficiary.  Disclosure of proxy voting in specific  accounts  shall be made when  requested  by the plan  sponsor,  beneficiary,  grantor,  owner,  or any other person with a beneficial interest in the account.

Wells Fargo Bank employs  Institutional  Shareholder  Services (ISS) as its proxy voting agent,  responsible for analyzing  proxies and recommending a voting  position  consistent  with the Wells Fargo Proxy  Guidelines.  On issues where the Wells Fargo Proxy  Guidelines are  silent,  Wells Fargo Bank will defer to the ISS Proxy  Guidelines,  particularly  in the case of global  proxy  issues.  The Wells
Fargo Proxy Committee is responsible for the final decision on the voting of all proxies for Wells Fargo Bank.

The Wells Fargo Proxy  Committee has taken the following  steps to ensure that material  conflicts of interest are avoided  between the interests  of the client (fund  shareholders  and trust  beneficiaries),  on the one hand,  and the  investment  adviser,  corporation, principal  underwriter,  or an affiliated person of the trust account,  fund, its investment adviser or principal  underwriter,  on the other hand.

The Wells Fargo Proxy Committee  requires that all proxies  relating to fiduciary  accounts must be voted for the exclusive  benefit of the fund shareholder and trust beneficiary.

The Wells Fargo Proxy  Committee  has adopted  system-wide,  written  proxy  guidelines  and  procedures  for voting  proxies to ensure consistency in voting proxies across all accounts.

Wells Fargo has hired ISS as our  proxy-voting  agent in analyzing  and  recommending  a voting  position on all proxies  (based on the
Wells Fargo Proxy  Guidelines) to ensure  independence  and consistency in analysis,  interpretation  and  implementation  of the proxy voting process.

Wells Fargo hires an independent fiduciary to direct the Wells Fargo Proxy Committee on voting instructions for the Wells Fargo proxy.

Proxy  guidelines,  which are implemented on a case-by-case  basis,  are evaluated  consistently  across proxies on the basis of rigid, quantifiable thresholds.

The Wells Fargo  organization has a wall of  confidentiality  between the commercial bank and its lending  activities and the fiduciary responsibilities within the trust world.

--------
1 Proxies for foreign  companies often contain  significantly  more voting items than those of U.S.  companies.  Many of these items on foreign proxies involve repetitive,  non-controversial  matters that are mandated by local law. Accordingly,  there is an expanded list of items that are deemed  routine (and  therefore  automatically  voted in favor for foreign  issuers,  including  the  following:  (i)
receiving  financial  statements or other reports from the board;  (ii) approval of  declarations  of dividends;  (iii)  appointment of shareholders  to sign board meeting  minutes;  (iv) the  discharge of  management  and  supervisory  boards;  and (v) approval of share repurchase programs.